File No. 333-101954
811-04972

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM N-4

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

PRE-EFFECTIVE AMENDMENT NO.		/ /
POST-EFFECTIVE AMENDMENT NO.	33	/X/

and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940

AMENDMENT NO.	700	/X/

TALCOTT RESOLUTION LIFE INSURANCE COMPANY
SEPARATE ACCOUNT SEVEN
(Exact Name of Registrant)

TALCOTT RESOLUTION LIFE INSURANCE COMPANY
(Name of Depositor)

1 GRIFFIN ROAD NORTH
WINDSOR, CT 06095-1512
(Address of Depositor's Principal Offices/Zip Code)

(860) 791-0286
(Depositor's Telephone Number, Including Area Code)

LISA PROCH
TALCOTT RESOLUTION LIFE INSURANCE COMPANY
1 GRIFFIN ROAD NORTH
WINDSOR, CT 06095-1512
(Name and Address of Agent for Service)

Approximate Date of Proposed Public Offering: Continuous

It is proposed that this filing will become effective:

/ /	immediately upon filing pursuant to paragraph (b)
/X /	on May 2, 2022 pursuant to paragraph (b)
/ /	60 days after filing pursuant to paragraph (a)(1)
/ /	on ________ pursuant to paragraph (a)(1) of Rule 485 under the Securities Act
/X /	this post-effective amendment designates a new effective date for a previously-filed post-effective amendment

PART A

LEADERS OUTLOOK SERIES II-III*
TALCOTT RESOLUTION LIFE AND ANNUITY INSURANCE COMPANY
TALCOTT RESOLUTION LIFE AND ANNUITY INSURANCE COMPANY SEPARATE ACCOUNT SEVEN (EST. 4/1/99)
TALCOTT RESOLUTION LIFE INSURANCE COMPANY
TALCOTT RESOLUTION LIFE AND ANNUITY INSURANCE COMPANY SEPARATE ACCOUNT SEVEN (EST. 12/8/86)
PO BOX 14293
LEXINGTON, KY 40512-4293

1-800-862-6668 (CONTRACT OWNERS)
1-800-862-7155 (INVESTMENT PROFESSIONALS)
www.talcottresolution.com

On June 30, 2021, pursuant to the Agreement and Plan of Merger dated as of January 18, 2021, by and among Sutton Holdings Investments, Ltd. (“Buyer”), Sutton Holdings Merger Sub, L.P., Hopmeadow Holdings, LP (“HHLP”) and Hopmeadow Holdings GP LLC, the owners of HHLP sold all of the issued and outstanding equity interests in HHLP, a parent of Talcott Resolution Life Insurance Company and Talcott Resolution Life and Annuity Insurance Company (“Talcott Resolution”), to Buyer, an affiliate of Sixth Street, a global investment firm. Talcott Resolution will continue to administer your Contract and remains responsible for paying all contractual guarantees and General Account liabilities under your Contract subject to its financial strength and claims paying ability. The terms, features and benefits of your Contract will NOT change as a result of the sale. Talcott Resolution Distribution Company remains the principal underwriter for the Contracts.
* * *
*This product was previously sold under various marketing names depending on which distribution partner sold the product and/or when the product was sold. These marketing names include: Leaders Outlook Series II/IIR/III, Nations Outlook Variable Annuity Series II/IIR/III, Huntington Leaders Outlook Series II/IIR/III, Classic Leaders Outlook Series II/IIR/III, Leaders Select Outlook and Select Leaders Outlook Series III.
The variable annuity products described in this prospectus are individual or group deferred flexible premium variable annuities. The Contract is no longer for sale to new investors. However, we continue to administer the in force annuity contracts .
This prospectus describes the Contract between each Owner and joint Owner (“you”) and Talcott Resolution. Availability of portfolio companies may vary by employer. Participants should reference their plan documents for a list of available portfolio companies. If you receive services for your Contract from a third-party financial intermediary who charges an advisory fee for their services, that fee is in addition to Contract fees and expenses. If you elect to pay the advisory fee by taking withdrawals from your Contract Value, the deduction for that fee is subject to surrender charges and will count toward your Annual Withdrawal Amount. Withdrawals to pay advisory fees will also reduce death benefits and other guaranteed benefits under the Contract and may be subject to federal and state income taxes and a 10% federal penalty tax..
Please read this everything prospectus carefully and keep it for your records and for future reference. This prospectus is filed with the Securities and Exchange Commission (“SEC” or “Commission”). The SEC has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense. This prospectus and the SAI can also be obtained free of charge from us by calling 1-800-862-6668 or from the SEC’s website (www.sec.gov).
Additional information about certain investment products, including variable annuities, has been prepared by the SEC’s staff and is available at Investor.gov.

NOT INSURED BY FDIC OR ANY FEDERAL GOVERNMENT AGENCY	MAY LOSE VALUE	NOT A DEPOSIT OF OR GUARANTEED BY ANY BANK OR ANY BANK AFFILIATE

PROSPECTUS DATED: MAY 2, 2022

1.    Glossary
Except as provided elsewhere in this prospectus, the following capitalized terms shall have the meaning ascribed below:
Account: Any of the Sub-Accounts or the Fixed Accumulation Feature.
Accumulation Units: If you allocate your Premium Payment to any of the Sub-Accounts, we will convert those Payments into Accumulation Units in the selected Sub-Accounts. Accumulation Units are valued at the end of each Valuation Day and are used to calculate the value of your Contract prior to Annuitization.
Accumulation Unit Value: The daily price of Accumulation Units on any Valuation Day.
Administrative Office: Our overnight mailing address is Talcott Resolution - Annuity Service Operations, 6716 Grade Lane, Building 9, Louisville, KY 40213. Our standard mailing address is Talcott Resolution - Annuity Service Operations, PO Box 14293, Lexington, KY 40512-4293.
Anniversary Value: The value equal to the Contract Value as of a Contract Anniversary, as adjusted for subsequent Premium Payments and partial Surrenders.
Annual Maintenance Fee: An annual $30 charge deducted on a Contract Anniversary or upon full Surrender if the Contract Value at either of those times is less than $50,000. The charge is deducted proportionately from each Sub-Account in which you are invested.
Annual Withdrawal Amount (AWA): This is the amount you can Surrender per Contract Year without paying a Contingent Deferred Sales Charge. This amount is non-cumulative, meaning that it cannot be carried over from one year to the next.
Annuitant: The person on whose life the Contract is issued. Except as otherwise provided, the Annuitant may not be changed after your Contract is issued.
Annuity Calculation Date: The date we calculate the first Annuity Payout.
Annuity Commencement Date: The later of the 10th Contract Anniversary or the date the Annuitant reaches age 90.
Annuity Payout: The money we pay out after the Annuity Commencement Date for the duration and frequency you select.
Annuity Payout Option: Any of the options available for payout after the Annuity Commencement Date or death of the Contract Owner or Annuitant.
Annuity Unit: The unit of measure we use to calculate the value of your Annuity Payouts under a variable dollar amount Annuity Payout Option.
Annuity Unit Value: The daily price of Annuity Units on any Valuation Day.
Beneficiary: The person(s) entitled to receive benefits pursuant to the terms of the Contract upon the death of any Contract Owner and Annuitant as the case may be.
Benefit Amount: The basis used to determine the maximum payout guaranteed under the Principal First, Principal First Preferred and Lifetime Income Builder riders. The Benefit Amount is comprised of net Premium Payments, less any Payment Enhancements, if applicable, and may be subject to periodic step ups when the Principal First or Lifetime Income Builder riders have been elected.
Benefit Payment: The maximum guaranteed amount that may be withdrawn each Contract Year under the Principal First, Principal First Preferred or Lifetime Income Builder riders. A Benefit Payment constitutes a partial Surrender.
Charitable Remainder Trust: An irrevocable trust, where an individual donor makes a gift to the trust, and in return receives an income tax deduction. In addition, the individual donor has the right to receive a percentage of the trust earnings for a specified period of time.
Code: The Internal Revenue Code of 1986, as amended.
Commuted Value: The present value of any remaining guaranteed Annuity Payouts. This amount is calculated using the Assumed Investment Return for variable dollar amount Annuity Payouts and a rate of return determined by us for fixed dollar amount Annuity Payouts.
Contingent Annuitant: The person you may designate to become the Annuitant if the original Annuitant dies before the Annuity Commencement Date. You must name a Contingent Annuitant before the original Annuitant’s death.
Contingent Deferred Sales Charge (CDSC): The deferred sales charge, if applicable, that may apply when you make a full or partial Surrender. The CDSC is also referred to as the "surrender charge" in this prospectus.
Contract: The individual Annuity Contract and any endorsements or riders. Group participants and some individuals may receive a certificate rather than a Contract.
Contract Anniversary: The anniversary of the date we issued your Contract. If the Contract Anniversary falls on a Non-Valuation Day, then the Contract Anniversary will be the next Valuation Day.
Contract Owner, Owner or you: The owner or holder of the Contract described in this prospectus including any joint Owner(s). We do not capitalize “you” in the prospectus.
Contract Value: The total value of the Accounts on any Valuation Day.

Contract Year: Any 12 month period between Contract Anniversaries, beginning with the date the Contract was issued.
Covered Life: The governing life or lives used for determining the Lifetime Withdrawal Feature (which may also be referred to as "Lifetime Withdrawal Benefit") under the Lifetime Income Foundation, Lifetime Income Builder II, Lifetime Income Builder Selects and Lifetime Income Builder Portfolios riders.
Death Benefit: The amount payable if the Contract Owner, joint Contract Owner or the Annuitant dies before the Annuity Commencement Date.
Deferred Annuity Commencement Date: The Annuitant’s 100th birthday.
Dollar Cost Averaging: A program that allows you to systematically make transfers between Accounts available in your Contract.
Eligible Withdrawal Year: As used in the Lifetime Income Foundation and Lifetime Income Builder II riders, any Contract Year following the Relevant Covered Life’s 60th birthday.
Financial Intermediary: The broker dealer through whom you purchased your contract or the investment professional who is listed in our administrative systems as the agent of record on your Contract and services your Contract.
Fixed Accumulation Feature (FAF): Part of our General Account, where you were able to allocate a portion of your Contract Value. In your Contract, the FAF may be called the Fixed Account. The FAF was not offered in all Contracts and is not available in all states. Effective October 4, 2013, we no longer accept new allocations or Premium Payments to the FAF except for Contracts issued in Massachusetts.
Fund: A registered investment company or a series thereof in which assets of a Sub-Account may be invested.
General Account: The General Account includes our company assets, including any money you may have invested in the FAF, if available.
In Good Order: Certain transactions require your authorization and completion of requisite forms. Such transactions will not be considered in good order unless received by us in our Administrative Office or via telephone or through an internet transaction. Generally, our request for documentation will be considered in good order when we receive all of the requisite information on the form required by us.
Joint Annuitant: The person on whose life Annuity Payouts are based if the Annuitant dies after Annuitization. You may name a Joint Annuitant only if your Annuity Payout Option provides for a survivor. The Joint Annuitant may not be changed.
Lifetime Benefit Payment: The maximum guaranteed amount that can be withdrawn each year pursuant to Lifetime Income Foundation, Lifetime Income Builder II, Lifetime Income Builder Selects or Lifetime Income Builder Portfolios riders. A Lifetime Benefit Payment constitutes a partial Surrender. Withdrawals taken prior to an Eligible Withdrawal Year (Lifetime Income Foundation and Lifetime Income Builder II riders) or prior to the Lifetime Income Eligibility Date (Lifetime Income Builder Selects and Lifetime Income Builder Portfolios riders) are excluded from this definition. For the purposes of the Lifetime Income Foundation, Lifetime Income Builder II and Lifetime Income Builder Selects riders, a Lifetime Benefit Payment is the greater of (a) your Withdrawal Percent multiplied by your Payment Base (sometimes referred to as "Guaranteed Withdrawal") or (b) your Withdrawal Percent multiplied by your Contract Value as of the relevant measuring point (sometimes referred to as "Withdrawal Available").
Lifetime Income Eligibility Date: Under the Lifetime Income Builder Selects and Lifetime Income Builder Portfolios riders, the date the relevant Covered Life attains age 59½, at which point Lifetime Benefit Payments can begin.
Lifetime Withdrawal Feature: Under the Lifetime Income Builder Selects and Lifetime Income Builder Portfolios riders, a series of Lifetime Benefit Payments in each Contract Year following the Lifetime Income Eligibility Date.
Maximum Anniversary Value: This is the highest Anniversary Value, adjusted for subsequent Premium Payments and partial Withdrawals, prior to the deceased’s 81st birthday or the date of death, if earlier.
Maximum Contract Value: The greatest of: (i) the Contract Value on the rider issue date, plus Premium Payments received after such date or (ii) the Contract Value on each subsequent Contract Anniversary, excluding the current Contract Anniversary, plus Premium Payments received after such Contract Anniversary date.
Minimum Contract Value: Subject to state variations, the Minimum Contract Value we establish from time to time.
Net Investment Factor: This is used to measure the investment performance of a Sub-Account from one Valuation Day to the next, and is also used to calculate your Annuity Payout amount.
1933 Act: The Securities Act of 1933, as amended.
1934 Act: The Securities Exchange Act of 1934, as amended.
1940 Act: The Investment Company Act of 1940, as amended.
Non-Valuation Day: Any day the New York Stock Exchange is not open for trading.
Payee: The person or party you designate to receive Annuity Payouts.
Payment Base: The amount used to determine the Lifetime Benefit Payments for the Lifetime Income Foundation, Lifetime Income Builder II, Lifetime Income Builder Selects and Lifetime Income Builder Portfolios riders. The Payment Base may be subject to automatic annual Payment Base increases when either of the Lifetime Income Builder II, Lifetime Income Builder Selects or Lifetime Income Builder Portfolios riders have been elected. In the Lifetime Income Builder Selects and Lifetime Income Builder Portfolios riders, Payment Base includes Payment Enhancements (Plus Contracts only) and front end sales charges (Edge Contracts only) but excludes any Employee Gross-Up. Your initial Payment Base equals your initial Premium Payment except in regard to a company sponsored exchange program. For Plus contracts, your initial Payment Base includes any Payment Enhancement, if applicable; provided, however, Payment Enhancements are not taken into consideration as such for the purposes of the Lifetime Income Foundation or Lifetime Income Builder II riders.
Payment Enhancement: An amount we credit to your Contract Value at the time a Premium Payment is made for “Plus” Contracts only. The amount of a Payment Enhancement is based on the cumulative Premium Payments you make to your Contract.
Premium Payment: Money sent to us to be invested in your Contract (not taking into consideration any applicable front-end charges, Payment Enhancements or Employee Gross Up).
Premium Tax: The amount of tax, if any, charged by federal, state, or other governmental entity on Premium Payments or Contract Values. On any contract subject to a Premium Tax, we may deduct the tax on a pro-rata basis from the Sub-Accounts at the time We pay the tax to the applicable taxing authorities, at the time the contract is surrendered, at the time death benefits are paid or on the Annuity Commencement Date. The Premium Tax rate varies by state or municipality. Currently the maximum rate charged by any state is 3.5% and 1.0% in Puerto Rico.
Qualified Contract: A contract issued to qualify under Sections 401, 403 or 408 of the Internal Revenue Code.
Relevant Covered Life: When the Single Life option is chosen, the Relevant Covered Life will be the older of the Contract Owner(s) if the Contract Owner is a natural person or the Annuitant(s) if the Contract Owner is not a natural person. When the Joint/Spousal Option is chosen, however, the Relevant Covered Life will be the younger of the Contract Owner and his or her Spouse if the Contract Owner is a natural person or the Annuitant if the Contract Owner is not a natural person. As used herein, “attained age” means the chronological age of the Relevant Covered Life as of the most recent Contract Anniversary before requesting any partial Surrender or if a partial Surrender is requested during the first Contract Year, the chronological age of the Relevant Covered Life as of the Contract issuance date.
Required Minimum Distribution (RMD): A federal requirement that individuals of a specified age and older must take a distribution from their tax-qualified retirement account by December 31, each year. For employer sponsored qualified Contracts, the individual must begin taking distributions at the specified age or upon retirement, whichever comes later. For individuals born prior to July 1, 1949 the specified age is 70-1/2, for all others the specified age is 72.
Spouse: A person related to a Contract Owner by marriage pursuant to the Code.
Sub-Account: A division of the Separate Account containing shares of a Fund. There is a Sub-Account for each Fund. We sometimes call the Funds you select your “Sub-Accounts”.
Sub-Account Value: The value of each Sub-Account on or before the Annuity Calculation Date, which is determined on any day by multiplying the number of Accumulation Units by the Accumulation Unit Value for each Sub-Account.
Surrender: A complete or partial withdrawal from your Contract.
Surrender Value: The amount we pay you if you terminate your Contract before the Annuity Commencement Date. The Surrender Value is equal to the Contract Value minus any applicable charges (subject to rounding).
Threshold: For the purposes of the Lifetime Income Foundation, Lifetime Income Builder II, Lifetime Income Builder Selects and Lifetime Income Builder Portfolios riders, the amount used to determine the change in the Payment Base following a partial Surrender in any Contract Year that is not an Eligible Withdrawal Year (Lifetime Income Foundation and Lifetime Income Builder II riders) or any Contract Year that is prior to the Lifetime Income Eligibility Date (Lifetime Income Builder Selects and Lifetime Income Builder Portfolios riders). For the purposes of these optional riders, the percentage used to determine your Threshold amount is 5% (Single Life Election) or 4.5% Joint/Spousal Election) of the Payment Base.
Valuation Day: Every day the New York Stock Exchange is open for trading. Values of the Separate Account are determined as of the close of the New York Stock Exchange. The Exchange generally closes at 4:00 p.m. Eastern Time but may close earlier on certain days and as conditions warrant.
Valuation Period: The time span between the close of trading on the New York Stock Exchange from one Valuation Day to the next.
We, us, our, the Company or Talcott Resolution: Talcott Resolution Life and Annuity Insurance Company or Talcott Resolution Life Insurance Company, as the case may be.
Withdrawal Percentage: The multiplier used in calculating Lifetime Benefit Payments under the Lifetime Income Foundation, Lifetime Income Builder II, Lifetime Income Builder Selects and Lifetime Income Builder Portfolios riders.

2. Key Information Table
Important Information You Should Consider About the Contract

	FEES AND EXPENSES			Location in Prospectus
Charges for Early Withdrawals
Your Contract may be subject to surrender charges. Surrender charges may apply to both partial and full Surrenders.
If you withdraw money from your contract within 4 years following your last premium payment, you may be assessed a surrender charge of up to 7% (as a percentage of premium payments withdrawn), declining to 0% over that time period.
For example, if you were to withdraw $100,000 during a surrender charge period, you could be assessed a charge of up to $7,000.
4. Fee Table 7. The Contract - c. Charges and Fees - Sales Charges
Transaction Charges	Other than surrender charges (if any), there are no charges for other contract transactions (e.g., transferring money between investment options).			4. Fee Table
Ongoing Fees and Expenses (annual charges)
The table below describes the current fees and expenses of the contract that you may pay each year, depending on the options you choose. Please refer to your contract specifications page for information about the specific fees you will pay each year based on the options you have elected. Fees and expenses do not reflect any advisory fees paid to financial intermediaries from Contract Value or other assets of the Contract Owner, and that if such charges were reflected, the fees and expenses would be higher.
4. Fee Table 7. The Contract - c. Charges and Fees Appendix A - Funds Available Under the Contract

	Annual Fee	Minimum	Maximum
	Base Contract	1.71%¹	1.71%¹
	Investment Options (fund fees and expenses)	0.34%²	1.23%²
	Optional benefits available for an additional charge (for a single optional benefit, if elected)	0.30%[3]	1.50%[4]

1 As a percentage of average daily Sub-Account Values.
2 As a percentage of fund net assets.
3 As a percentage of average daily Contract Value or Payment Base depending on the optional benefit selected.
4 As a percentage of Payment Base.

Because your contract is customizable, the choices you make effect how much you will pay. To help you understand the cost of owning your contract, the following table shows the lowest and highest cost you could pay each year, based on current charges. This estimate assumes that you do not take withdrawals from the contract, which could add surrender charges that substantially increase costs.

	Lowest Annual Cost: $2,389	Highest Annual Cost: $4,995
	Assumes:	Assumes:
	•Investment of $100,000	•Investment of $100,000
	•5% annual appreciation	•5% annual appreciation
	•Least expensive fund fees and expenses	•Most expensive combination of optional benefits and fund fees and expenses
	•No sales charges or advisory fees	•No sales charges or advisory fees
	•No additional premium payments, transfers or withdrawals	•No additional premium payments, transfers or withdrawals
•No optional benefits

	RISKS			Location in Prospectus

Risk of Loss	You can lose money by investing in this contract, including loss of principal.	5. Principal Risks of Investing in the Contract
Not a Short-Term Investment
•This contract is not designed for short-term investing and is not appropriate for an investor who needs ready access to cash.
•Surrender charges may apply to withdrawals. If you take a withdrawal, a surrender charge may reduce the value of your contract or the amount of money that you actually receive.
•The benefits of tax deferral, long-term income, and living benefit guarantees are generally more beneficial to investors with a long-time horizon.
•A 10% penalty tax may be applied to withdrawals before age 59½.

Risks Associated with Investment Options
•An investment in this contract is subject to the risk of poor investment performance and can vary depending on the performance of the investment options available under the contract (e.g., the Funds).
•Each investment option (including the FAF, if available) has its own unique risks.
•You should review the investment options before making an investment decision.

Insurance Company Risks	An investment in the contract is subject to the risks related to us. Any obligations (including under the FAF), guarantees or benefits of the contract are subject to our claims-paying ability. If we experience financial distress, we may not be able to meet our obligations to you. More information about Talcott Resolution, including our financial strength ratings, is available upon request by visiting the "About Us" tab at www.talcottresolution.com or by calling 1-800-862-6668.
	RESTRICTIONS	Location in Prospectus
Investments
•Certain investment options may not be available under your contract.
•You are allowed to make 1 transfer between the fund options per day. You are allowed to make 20 transfers between the fund options per year before we require you to submit additional transfer requests by mail. Your transfer between the fund options are subject to policies designed to deter excessively frequent transfers and market timing. These transfer restrictions do not apply to transfers under the contract's automatic transfer programs.
•There are restrictions on the maximum amount that may be transferred annually from the FAF to the fund options. If the FAF is available for investment, you must wait 6 months after your most recent transfer from the FAF before making a subsequent transfer into the FAF. These transfer restrictions may apply to the contract's automatic income programs.
•We reserve the right to remove or substitute funds as investment options.
6. General Information 7. The Contract - a. Purchases and Contract Value Appendix A - Funds Available under the Contract Appendix A.1 - Funds Available by Contract
Optional Benefits
~~•~~Optional benefits may further limit or restrict the investment options that you may select under the contract. We may change these restrictions in the future.
•Withdrawals may reduce the value of an optional benefit by an amount greater than the value withdrawn or result in termination of the benefit.
•If you receive services for your Contract from a third-party financial intermediary who charges an advisory fee for their services, withdrawals to pay advisory fees will also reduce death benefits and other guaranteed benefits under the Contract and may be subject to federal and state income taxes and a 10% federal penalty tax.
7.a. Purchases and Contract Value - Deduction of Advisory Fee

7.c. Charges and Fees

9. Death Benefits

10. Optional Withdrawal Benefits

12. Federal Tax Considerations

Appendix A - Funds Available under the Contract

Appendices B-C
	TAXES	Location in Prospectus

Tax Implications
•Consult with a tax professional to determine the tax implications of an investment in and payments received under the contract.
•If you purchased the contract through a tax-qualified plan or IRA, you do not get any additional tax benefit under the contract.
•Earnings on your contract are taxed at ordinary income rates when you withdraw them and you may have to pay a penalty if you take a withdrawal before age 59-1/2.
12. Federal Tax Considerations/Important Information Regarding Tax-Qualified Plans
	CONFLICTS OF INTEREST	Location in Prospectus
Investment Professional Compensation
Your investment professional may receive compensation for selling this contract to you, in the form of commissions, additional payments, and non-cash compensation. We may share the revenue we earn on this contract with your investment professional's firm. This conflict of interest may influence your investment professional to recommend this contract over another investment for which the investment professional is not compensated or compensated less.
11. Miscellaneous - (f) How Contracts Were Sold
Exchanges	Some investment professionals may have a financial incentive to offer you a new contract in place of the one you already own. You should only exchange a contract you already own if you determine, after comparing the features, fees and risks of both contracts, that it is better for you to purchase the new contract rather than continue to own your existing contract.	7.a. Purchases and Contract Value - Replacement of Annuities

3. Overview of the Contract
Purpose of the Contract
The Contract is designed for retirement planning purposes. You make investments in the Contract’s investment options during the accumulation phase. The value of your investments is used to set your benefits under the Contract. At the end of the accumulation phase, we use that accumulated value to set the payments that we make during the payout phase. The payout phase is often referred to as the annuity phase. Investing in the Contract's investment options involves risk and you can lose your money. On the other hand, investing in the Contract can provide you with the opportunity to grow your money through investing in the Contract's investment options during the accumulation phase. Generally speaking, the longer your accumulation phase, the greater your accumulated value will be for setting your benefits and annuity payouts. The Contract also includes a death benefit to help financially protect your Beneficiaries.
This Contract may be appropriate for you if you have a long investment time horizon. It is not intended for people who may need to make early or frequent withdrawals or who intend to engage in frequent trading in the Funds that are available under the Contract.
The variable annuity product described in this prospectus is no longer for sale. However, we continue to administer the in force annuity contracts.
If you receive services for your Contract from a third-party financial intermediary who charges an advisory fee for their services, that fee is in addition to Contract fees and expenses. If you elect to pay the advisory fee by taking withdrawals from your Contract Value, the deduction for that fee is subject to surrender charges and will count toward your Annual Withdrawal Amount. Withdrawals to pay advisory fees will also reduce death benefits and other guaranteed benefits under the Contract and may be subject to federal and state income taxes and a 10% federal penalty tax. See Section 7.a. Purchases and Contract Value under Deduction of Advisory Fee, Section 7.c. Charges and Fees, Section 9. Death Benefits and Section 12. Federal Tax Considerations for more information.
Phases of the Contract
The Contract has two phases: (1) an accumulation phase (for savings) and (2) a payout phase (for income).
Accumulation Period. To accumulate value during the Accumulation Period, you invest your Premium Payments and earnings in the investment options that are available under the Contract, which include:
• The Fund options (also referred to as Sub-Accounts), which have different underlying mutual funds with different investment objectives, strategies and risks. A list of the Funds under the Contract is provided in an appendix to this prospectus. See Appendix A - Funds Available Under the Contract.
• The Fixed Accumulation Feature, which guarantees principal and a minimum interest rate. We we no longer accept new allocations or Premium Payments to the FAF except for contracts issued in Massachusetts.
Annuity Period. Your Contract enters the payout phase on the later of the 10th Contract Anniversary or the date the Annuitant reaches age 90 (or age 100 if you are eligible to defer the Annuity Commencement Date and properly elect it). When your Contract enters the payout phase, your accumulated value is converted into a stream of income payments from us ( i.e. , the Annuity Payout). There are a variety of Annuity Payout Options from which you may choose, including payments for life or for a guaranteed period of years. The payments may be fixed or variable or a combination of both. Variable payments will vary based on the performance of the investment options you select.

During the payout phase, you will no longer be able to take withdrawals from your Contract and no amounts will be payable upon death unless the Annuity Payout Option that you selected provides otherwise. Your living benefits generally terminate when you enter the payout phase.
Contract Features
Contract Versions. The Contract was sold under various marketing names depending on which Financial Intermediary sold the Contract and/or when the Contract was sold. These marketing names include: Leaders Outlook Series II/IIR/III, Nations Outlook Variable Annuity Series II/IIR/III, Huntington Leaders Outlook Series II/IIR/III, Classic Leaders Outlook Series II/IIR/III, Leaders Select Outlook and Select Leaders Outlook Series III. Different investment options and investment restrictions may apply to different versions of the Contract. See Appendix A for more information.
Accessing Your Money. Before your Contract is annuitized, you can withdraw money from your Contract at any time. If you take a withdrawal, you may have to pay a surrender charge and/or income taxes, including a tax penalty if you are younger than age 59½.
Tax Treatment. You can transfer money between investment options without tax implications, and earnings (if any) on your investments are generally tax-deferred. You are taxed only upon: (1) making a withdrawal; (2) receiving a payment from us; or (3) payment of a death benefit.
Death Benefits. The Contract includes a standard death benefit for no additional charge that will pay a benefit upon your or the Annuitant's death. The standard death benefit differs by version of the Contract. See Section 9 for more information regarding the standard death benefit applicable to your Contract. If you elected for an additional charge the Contract's original guaranteed minimum death benefit (MAV Plus) that is no longer for sale, or an optional living benefit that includes a non-standard death benefit, a greater death benefit may be payable upon death.
Optional Living Benefits. We offered various optional living benefits under the Contract that are no longer for sale, including two guaranteed minimum withdrawal benefits (Principal First and Principal First Preferred) and five guaranteed lifetime withdrawal benefits (Lifetime Income Builder Selects, Lifetime Income Builder Portfolios, Lifetime Income Builder, Lifetime Income Builder II and Lifetime Income Foundation). If you own one of these optional benefits, you pay an additional charge.
Additional Features and Services. Certain additional features and services related to the Contract are summarized below. There are no additional charges associated with these features or services. Not all features and services may be available under your Contract.
• InvestEase. Allows you to have money automatically transferred from your checking or savings account into your Contract on a monthly or quarterly basis.
• Asset Allocation Models. Allows you to select an asset allocation model of Funds based on potential factors such as risk tolerance, time horizon or investment objective or based on groups of certain Funds or Fund families.
• Asset Rebalancing. Allows you to automatically rebalance Contract Value in the Fund options at a specified frequency to the asset allocation percentages that you previously selected.
• Dollar Cost Averaging. We offer two Dollar Cost Averaging programs:
◦ Fixed Amount DCA. Allows you to regularly transfer a fixed amount from any Fund option (or the FAF, if available) to another Fund option.
◦ Earnings/Interest DCA. Allows you to regularly transfer earnings (or interest) from your investments in the Fund options (or FAF, if available) to another Fund option.
Automatic Income Program. Allows you to make automatic, periodic withdrawals of up to 10% of your total Premium Payments annually without any surrender charges that would otherwise apply.

4. Fee Table
The following tables describe the fees and expenses that you will pay when buying, owning and surrendering or making withdrawals from the Contract. Please refer to your Contract specifications page for information about the specific fees you will pay each year based on the options you have elected.
The first table describes the fees and expenses that you will pay at the time that you buy, Surrender or make withdrawals from the Contract, or transfer Contract value between investment options. State premium taxes may also be deducted.
Fees and expenses do not reflect any advisory fees paid to financial intermediaries from Contract Value or other assets of the Contract Owner, and that if such charges were reflected, the fees and expenses would be higher.
Transaction Expenses

Deferred Sales Load (or Contingent Deferred Sales Charge or CDSC) (as a percentage of Premium Payments withdrawn (1)	7%
(1) Each Premium Payment has its own CDSC schedule.

Number of years from Premium Payment	Contingent Deferred Sales Charge
1	7%
2	6%
3	5%
4	4%
5 or more	0%
The CDSC is not assessed on partial Surrenders which do not exceed the Annual Withdrawal Amount. See section 7.c. Sales Charge (Surrender Charge).
The next table describes the fees and expenses that you will pay each year during the time that you own the Contract, not including annual Fund fees and expenses. If you purchased an optional benefit, you pay additional charges, as shown below.
Annual Contract Expenses

	Series II/IIR	Series III
Administrative Expenses (2)	$30	$30
Base Contract Charges (as a percentage of average daily Sub-Account Values)	1.70%	1.70%
Maximum Optional Charges (as a percentage of average daily Sub-Account Values)
Principal First Preferred Charge (3)	0.20%	0.20%
Principal First Charge (3)(4)(5)	0.75%	0.75%
MAV Plus Charge (6)	0.30%	0.30%
Maximum Optional Charges (7) (as a percentage of Benefit Amount or Payment Base(8))
Lifetime Income Foundation Charge (3)	0.30%	0.30%
Lifetime Income Builder II Charge (3)(4)	0.75%	0.75%
Lifetime Income Builder Charge (3)(4)	0.75%	0.75%
Lifetime Income Builder Selects (3)(4)(7)
Single Life Option Charge	1.50%	1.50%
Joint/Spousal Life Option Charge	1.50%	1.50%
Lifetime Income Builder Portfolios (3)(4)(7)
Single Life Option Charge	1.50%	1.50%
Joint/Spousal Life Option Charge	1.50%	1.50%
(2)    We call this the Annual Maintenance Fee in your Contract. The fee waived if Contract Value is $50,000 or more on your Contract Anniversary or when you fully Surrender your Contract.
(3)    You may not own more than one of these optional riders at the same time.
(4)    Current rider charges are:Lifetime Income Builder - 0.75%; Lifetime Income Builder II - 0.75%; Principal First - 0.75%: Current charges for Lifetime Income Builder Selects and Lifetime Income Builder Portfolios (Single and Joint/Spousal Options) are 1.50%. Your rider charge may be lower if you chose to decline a rider fee increase.

(5)    If you elected this rider between August 5, 2002 and January 29, 2004, the annual charge was 0.35% of your Contract Value invested in the Sub-Accounts. If elected between January 30, 2004 and February 16, 2009, the annual charge was 0.50% of your Contract Value invested in the Sub-Accounts. As of February 17, 2009, the annual charge for this rider was increased to 0.75% of your Contract Value invested in the Sub-Accounts. This charge applied to newly elected riders and at the time you elected to “step-up” the rider Benefit Amount. See “Principal First-Step Up” for more information.
(6)    MAV Plus Death Benefit is not available in Washington and Minnesota. A different Death Benefit called the MAV Death Benefit is available instead. The charge for MAV Death Benefit is the same. Please see Section 9.b. MAV Plus Death Benefit for more information.
(7)    Charge deducted on each Contract Anniversary and when you fully Surrender your Contract.
(8)    See Section 1. Glossary for a description of the terms “Benefit Amount” and “Payment Base.”
The following tables show the minimum and maximum total operating expenses charged by the Funds that you may pay periodically during the time that you own the Contract. See Appendix A for a complete list of Funds available under the Contract, including their annual expenses.

All Contract versions	Minimum	Maximum
Annual Fund Expenses
(expenses that are deducted from Fund assets, including management fees, distribution and/or service fees (12b-1) fees, and other expenses)	0.34%	1.38%

EXAMPLE
This Example is intended to help you compare the cost of investing in this variable annuity with the cost of investing in other variable annuities. These costs include transaction expenses, annual Contract expenses, and annual Fund expenses.
The Example assumes that you invest $100,000 in a specific version and class of the Contract for the time periods indicated. The Example also assumes that your investment has a 5% return each year and assumes the most expensive combination of annual Fund expenses and optional benefits available for an additional charge. The Example does not reflect any advisory fees paid to financial intermediaries from Contract Value or other assets of the Contract Owner, and that if such charges were reflected, costs would be higher. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

(1) If you Surrender your Contract at the end of the applicable time period:

1 year	3 years	5 years	10 years
$11,421	$19,571	$24,965	$49,939

(2) If you annuitize at the end of the applicable time period:

1 year	3 years	5 years	10 years
$3,465	$13,450	$23,437	$48,410

(3) If you do not Surrender your Contract:

1 year	3 years	5 years	10 years
$4,992	$14,978	$24,965	$49,939

5. Principal Risks of Investing in the Contract
Risk of Loss. You can lose money by investing in this Contract, including loss of principal. The value of your Contract is not guaranteed by the U.S. government or any federal government agency, insured by the FDIC, or guaranteed by any bank.
Short-Term Investment Risk. This Contract is not designed for short-term investing and may not be appropriate for an investor who needs ready access to cash. The benefits of tax deferral, long-term income, and living benefit protections mean that this Contract is more beneficial to investors with a long-time horizon. For certain classes of the Contract, a Surrender charge may apply to Surrenders exceeding the Annual Withdrawal Amount.
Fund Options Risk. Amounts that you invest in the Fund options ( i.e. , the Sub-Accounts) are subject to the risk of poor investment performance. You assume all of the investment risk. Generally, if the Sub-Accounts you select make money, your Contract Value goes up, and if they lose money, your Contract Value goes down. Each Sub-Account’s performance depends on the performance of its underlying Fund. Each Fund has its own investment risks, and you are exposed to a Fund’s investment risks when you invest in the corresponding Sub-Account.
Withdrawal Risk. You should carefully consider the risks associated with Surrenders under the Contract. If you make a Surrender prior to age 59½, there may be adverse tax consequences, including a 10% federal income tax penalty on the taxable portion of the Surrender. Surrenders before age 59½ may also affect the tax-qualified status of some Contracts. You should also consider the impact that a partial Surrender may have on the standard and optional benefits under your Contract. Partial Surrenders will reduce the value of your Death Benefit. In addition, partial Surrenders may reduce the value of an optional living or death benefit that you have elected by an amount greater than the amount withdrawn and could result in termination of the benefit. If you have amounts invested in the Fixed Accumulation Feature and need ready access to cash, you should consider that we may defer payment of any amounts withdrawn from the Fixed Accumulation Feature for up to six months from the date of the Surrender request. You cannot make withdrawals from the Contract after it is annuitized unless the Annuity Payout Option you selected provides otherwise.
Advisory Fee Withdrawal Risk. If you receive services for your Contract from a third-party financial intermediary who charges an advisory fee for their services, that fee is in addition to Contract fees and expenses. If you elect to pay the advisory fee by taking withdrawals from your Contract Value, the deduction for that fee is subject to surrender charges and will count toward your Annual Withdrawal Amount. Withdrawals to pay advisory fees will also reduce death benefits and other guaranteed benefits under the Contract and may be subject to federal and state income taxes and a 10% federal penalty tax.
Investment Restrictions Risk. If you elected an optional benefit, you may be subject to investment restrictions that limit the investment options that are available to you. We may terminate your benefit if you fail to satisfy such investment restrictions. Investment restrictions are designed to reduce our risk that we will have to make payments to you from our own assets. In turn, they may also limit the potential growth of your Contract Value and the potential growth of your guaranteed benefits. This may conflict with your personal investment objectives.
Transfer Risk. You are allowed to make only one transfer between the Sub-Accounts per day, and you are allowed to only make 20 transfers between the Sub-Accounts per year before we require you to submit additional transfer requests by mail . In addition, the Contract’s restrictions on the maximum amount that may be transferred annually from the Fixed Accumulation Feature to the Sub-Accounts, and its restrictions on when amounts may be transferred from the Sub-Accounts to the Fixed Accumulation Feature, may apply to you. Any transfer restrictions under the Contract that are applicable to you may limit your ability to readily change how your Contract Value is invested in response to changing market conditions or changes in your personal circumstances.
Asset Allocation Model Risk. You may be able to participate in the asset allocation models that are available under the Contract, or the investment restrictions related to an optional benefit you selected may include asset allocation models. Asset allocation does not guarantee that your Contract Value will increase. Nor will it protect against a decline in Contract Value if market prices fall. If you choose to participate in an asset allocation model, you are responsible for determining which model portfolio is best for you.
Selection Risk. The optional benefits under the Contract were designed for different financial goals and to protect against different financial risks. There is a risk that you may not have chosen the benefit or benefits (if any) that are best suited for you based on your present or future needs and circumstances, and the benefits that are more suited for you may no longer be available. In addition, if you elected an optional benefit and do not use it, or if the contingencies upon which the benefit depend never occur, you will have paid for a benefit that did not provide a financial return. There is also a risk that any financial return of an optional benefit, if any, will ultimately be less than the amount you paid for the benefit.
Annuity Commencement Date Deferral Risk. You may not be eligible to elect the Deferral Option. If you are eligible for the Deferral Option and you properly elect it, certain changes and restrictions will apply to your Contract (including changes to the Death Benefit), all optional benefits in effect will terminate (previously paid fees for those benefits will not be refunded), you may be required to transfer Contract Value from the Fixed Accumulation Feature, and there could be negative tax consequences. Election of the Deferral Option may not be in your best interest.
Financial Strength and Claims-Paying Ability Risk. Talcott Resolution is the insurance company that issued your Contract. All guarantees under the Contract are subject to our financial strength and claims-paying capabilities. If we experience financial distress, we may not be able to meet our obligations to you. All guarantees and obligations under the Fixed Accumulation Feature are subject to our financial strength and our claims paying ability.
Cybersecurity and Business Interruption Risk. Our business is highly dependent upon the effective operation of our computer systems and those of our business partners, so our business is vulnerable to systems failures and cyber-attacks. Systems failures and cyber-attacks may adversely affect us, your Contract and your Contract Value. In addition to cybersecurity risks, we are exposed to the risk that natural and man-made disasters and catastrophes may significantly disrupt our business operations and our ability to administer the Contract. There can be no assurance that we or our service providers will be able to successfully avoid negative impacts associated with systems failures, cyber-attacks, or natural and man-made disasters and catastrophes. See "11. Miscellaneous - e. Cybersecurity and Disruptions to Business Operations" for additional information.
6. General Information
a.The Company
We are a stock life insurance company. Talcott Resolution Life Insurance Company is authorized to do business in all states of the United States and the District of Columbia. Talcott Resolution Life and Annuity Insurance Company is authorized to do business in all states of the United States except New York, the District of Columbia and Puerto Rico. Talcott Resolution Life and Annuity Insurance Company was originally incorporated under the laws of Wisconsin on January 9, 1956, and subsequently redomiciled to Connecticut. In May 2018 Talcott Resolution Life Insurance Company (formerly Hartford Life Insurance Company) and Talcott Resolution Life and Annuity Insurance Company (formerly Hartford Life and Annuity Insurance Company) were renamed when they was sold by Hartford Financial Services Group, Inc. to a consortium of investors. Talcott Resolution Life Insurance Company was originally incorporated under the laws of Massachusetts on June 5, 1902, and subsequently redomiciled to Connecticut. Our offices are located in Windsor, Connecticut. Not all Contracts were available from each issuing company. Neither company cross guarantees the obligations of the other. We are ultimately controlled by Henry Cornell, David I. Schamis, and Robert E. Diamond.
We are obligated to pay all amounts promised to you under your Contract. All guarantees under the Contract are subject to our financial strength and claims-paying capabilities. We provide information about our financial strength in reports filed with state insurance departments. You may obtain information about us by contacting us using the information stated on the cover page of this prospectus, visiting our website at www.talcottresolution.com or visiting the SEC’s website at www.sec.gov. You may also obtain reports and other financial information about us by contacting your state insurance department.
b. The General Account
The FAF is part of our General Account. Any amounts that we are obligated to pay under the FAF and any other payment obligation we undertake under the Contract are subject to our financial strength and claims-paying ability and our long-term ability to make such payments. We invest the assets of the General Account according to the laws governing the investments of insurance company general accounts. The General Account is not a bank account and is not insured by the FDIC or any other government agency. We receive a benefit from all amounts held in our General Account. Amounts in our General Account are available to our general creditors. We issue other types of insurance policies and financial products and pay our obligations under these products from our assets in the General Account. Effective October 4, 2013, we no longer accept new allocations or Premium Payments to the FAF except for Contracts issued in Massachusetts.
c. The Separate Account
If your Contract is issued by Talcott Resolution Life and Annuity Insurance Company, the Sub-Accounts are part of Talcott Resolution Life and Annuity Insurance Company Separate Account Seven, a segregated asset account of Talcott Resolution Life and Annuity Insurance Company. Talcott Resolution Life and Annuity Insurance Company Separate Account Seven is registered as a unit investment trust under the 1940 Act on April 1, 1999. If your Contract is issued by Talcott Resolution Life Insurance Company, the Sub-Accounts are part of Talcott Resolution Life Insurance Company Separate Account Seven, a segregated asset account of Talcott Resolution Life Insurance Company. Talcott Resolution Life Insurance Company Separate Account Seven was registered as a unit investment trust under the 1940 Act on December 8, 1986.
The Separate Account:
•is credited with income, gains and losses credited to, or charged against, the Separate Account that reflect the Separate Account's own investment experience and not the investment experience of our other assets, including our General Account or our other separate accounts; and
•may not be used to pay any of our liabilities other than those arising from the Contracts and other variable annuities supported by the Separate Account.
Talcott Resolution is obligated to pay all amounts guaranteed to investors under the Contract. We do not guarantee the investment results of the Separate Account.
d. The Funds
The Sub-Accounts are subdivisions of our Separate Account, an account that keeps your Contract assets separate from our company assets. The Sub-Accounts then purchase shares of mutual funds set up exclusively for variable annuity or variable life insurance products. These are not the same mutual funds that you buy through your investment professional even though they may have similar investment strategies and the same portfolio managers. Each Fund has varying degrees of investment risk. Funds are also subject to separate fees and expenses such as management fees, distribution charges and operating expenses. We do not guarantee the investment results of any Fund. Certain Funds may not be available to you.
Information regarding each Fund, including (i) its name, (ii) its type, (iii) its investment adviser and any sub-investment adviser, (iv) current expenses, and (v) performance is available in an appendix to this prospectus. See Appendix A - Funds Available Under the Contract. Each Fund has issued a prospectus that contains more detailed information about the Fund.

Read these prospectuses carefully before investment. Paper or electronic copies of the Fund prospectuses may be obtained by calling us at 1-800-862-6668, emailing us at asccontactus@talcottresolution.com or visiting:
Issued by Talcott Resolution Life Insurance Company

Class of Contract	Website Address
Leaders Outlook Series II/IIR	https://vpx.broadridge.com/GetContract1.asp?clientid=talcottvpx&fundid=41659P656
Leaders Outlook Series III	https://vpx.broadridge.com/GetContract1.asp?clientid=talcottvpx&fundid=41659Q381
Nations Outlook VA Series II/IIR	https://vpx.broadridge.com/GetContract1.asp?clientid=talcottvpx&fundid=41659P318
Huntington Leaders Outlook Series II/IIR	https://vpx.broadridge.com/GetContract1.asp?clientid=talcottvpx&fundid=41659P292
Huntington Leaders Outlook Series III	https://vpx.broadridge.com/GetContract1.asp?clientid=talcottvpx&fundid=41659Q399
Classic Leaders Outlook Series II/IIR	https://vpx.broadridge.com/GetContract1.asp?clientid=talcottvpx&fundid=41659P482
Classic Leaders Outlook Series III	https://vpx.broadridge.com/GetContract1.asp?clientid=talcottvpx&fundid=41659Q415
Leaders Select Outlook	https://vpx.broadridge.com/GetContract1.asp?clientid=talcottvpx&fundid=41659Q373
Select Leaders Outlook Series III	https://vpx.broadridge.com/GetContract1.asp?clientid=talcottvpx&fundid=41659Q233
Issued by Talcott Resolution Life and Annuity Insurance Company

Class of Contract	Website Address
Leaders Outlook Series II/IIR	https://vpx.broadridge.com/GetContract1.asp?clientid=talcottvpx&fundid=NRVA02826
Leaders Outlook Series III	https://vpx.broadridge.com/GetContract1.asp?clientid=talcottvpx&fundid=NRVA03799
Wells Fargo Leaders Outlook Series I/IR	https://vpx.broadridge.com/GetContract1.asp?clientid=talcottvpx&fundid=416588192
Wells Fargo Leaders Outlook Series II	https://vpx.broadridge.com/GetContract1.asp?clientid=talcottvpx&fundid=NRVA03824
Select Leaders Outlook Series III	https://vpx.broadridge.com/GetContract1.asp?clientid=talcottvpx&fundid=416589661
Voting Rights — We are the legal owners of all Fund shares held in the Separate Account and we have the right to vote at the Funds’ shareholder meetings. To the extent required by federal securities laws or regulations, we will:
•Notify you of any Fund shareholders’ meeting if the shares held for your Contract may be voted.
•Send proxy materials and a form of instructions that you can use to tell us how to vote the Fund shares held for your Contract.
•Arrange for the handling and tallying of proxies received from Contract Owners.
•Vote all Fund shares attributable to your Contract according to timely instructions received from you, and
•Vote all Fund shares for which no timely voting instructions are received in the same proportion as shares for which timely instructions have been received.
If any federal securities laws or regulations, or their present interpretation, change to permit us to vote Fund shares on our own, we may decide to do so. You may attend any shareholder meeting at which Fund shares held for your Contract may be voted. After we begin to make Annuity Payouts to you, the number of votes you have will decrease. There is no minimum number of shares for which we must receive timely voting instructions before we vote the shares. Therefore, as a result of proportional voting, the instruction of a small number of Owners could determine the outcome of matters subject to shareholder vote.
Substitutions, Additions, or Deletions of Funds — Subject to any applicable law, we may make certain changes to the underlying funds offered under your Contract. We may, in our sole discretion, establish new Funds. New Funds may be made available to existing Contract Owners as we deem appropriate. We may also close one or more Funds to additional Premium Payments or transfers from existing Funds. We may liquidate one or more Sub-Accounts if the board of directors of any Fund determines that such actions are prudent. Unless otherwise directed, investment instructions will be automatically updated to reflect the Fund surviving after any merger, substitution or liquidation.

We may eliminate the shares of any of the Funds from the Contract for any reason and we may substitute shares of another registered investment company for the shares of any Fund already purchased or to be purchased in the future by the Separate Account. To the extent required by the 1940 Act, substitutions of shares attributable to your interest in a Fund will not be made until we have the approval of the SEC and we have notified you of the change.
In the event of any substitution or change, we may, by appropriate endorsement, make any changes in the Contract necessary or appropriate to reflect the substitution or change. If we decide that it is in the best interest of the Contract Owners, the Separate Account may be operated as a management company under the 1940 Act or any other form permitted by law, may be de-registered under the 1940 Act in the event such registration is no longer required, or may be combined with one or more other Separate Accounts.
Fees and Payments We Receive from Funds and related parties — We receive substantial fees and varying administrative services payments and Rule 12b-1 fees from certain Funds or related parties. These types of payments and fees are sometimes referred to as "revenue sharing" payments. We consider revenue sharing payments and fees among a number of factors when deciding to add or keep a fund on the menu of Funds that we offer through the Contract. We collect these payments and fees under agreements with a Fund's principal underwriter, transfer agent, investment adviser and/or other entities related to the Fund. We expect to make a profit on these fees.
The availability of these types of arrangements creates an incentive for us to seek and offer Funds (and classes of shares of such Funds) that pay us revenue sharing. Other Funds (or available classes of shares) may have lower fees and better overall investment performance. As of December 31, 2021, we have entered into arrangements to receive administrative service payments and/or Rule 12b-1 fees from each of the following Fund complexes (or affiliated entities):
AllianceBernstein Variable Products Series Funds & Alliance Bernstein Investments, American Century Investment Services Inc., BlackRock Advisors, LLC, BlackRock Investment, LLC, Columbia Management Distributors, Inc., Fidelity Distributors Corporation, Fidelity Investments Institutional Operations Company, Franklin Templeton Services, LLC, Hartford HLS Funds, The Huntington Funds, Invesco Advisors Inc., Invesco Distributors Inc., Lord Abbett Series Fund & Lord Abbett Distributor, LLC, MFS Fund Distributors, Inc. & Massachusetts Financial Services Company, Morgan Stanley Distribution, Inc. & Morgan Stanley Investment Management & The Universal Institutional Funds, JPMorgan Investment Advisors, Inc., Pioneer Variable Contracts Trust & Pioneer Investment Management, Inc. & Pioneer Funds Distributor, Inc., Prudential Investment Management Services, LLC, Putnam Retail Management Limited Partnership, The Victory Variable Insurance Funds & Victory Capital Management, Inc. & Victory Capital Advisers, Inc. and Wells Fargo Variable Trust & Wells Fargo Fund Management, LLC.
Not all Fund complexes pay the same amount of fees and compensation to us and not all Funds pay according to the same formula. Because of this, the amount of fees and payments received by us varies by Fund and we may receive greater or less fees and payments depending on the Funds you select. Revenue sharing payments and Rule 12b-1 fees did not exceed 0.40% and 0.35%, respectively, in 2021, and are not expected to exceed 0.40% and 0.35%, respectively, of the annual percentage of the average daily net assets (for instance, assuming that you invested in a Fund that paid us the maximum fees and you maintained a hypothetical average balance of $10,000, we would collect a total of $25 from that Fund). For the fiscal year ended December 31, 2021, revenue sharing payments and Rule 12b-1 fees did not collectively exceed approximately $88 million.
e. Fixed Accumulation Feature
As of October 4, 2013, we no longer accept new allocations or Premium Payments to the FAF except for contracts issued in Massachusetts. Any Contract Value currently invested in the FAF may remain.
Important Information You Should Know: The FAF is not registered under the 1933 Act and is not registered as an investment company under the 1940 Act. The FAF or any of its interests are not subject to the provisions or restrictions of the 1933 Act or the 1940 Act. The following disclosure about the FAF are subject to certain generally applicable provisions of the federal securities laws regarding the accuracy and completeness of disclosures. The FAF is not offered in all Contracts and is not available in all states.
Premium Payments (and any applicable Payment Enhancements) and Contract Values allocated to the FAF become a part of our General Account assets. We invest the assets of the General Account according to the laws governing the investments of insurance company General Accounts. The General Account is not a bank account and is not insured by the FDIC or any other government agency. We receive a benefit from all amounts held in the General Account. Premium Payments (and any applicable Payment Enhancements) and Contract Values allocated to the FAF are available to our general creditors.
We guarantee that we will credit interest to amounts you allocate to the FAF at a minimum rate that meets your State’s minimum non-forfeiture requirements. Non-forfeiture rate vary from state to state. We reserve the right to prospectively declare different rates of excess interest depending on when amounts are allocated or transferred to the FAF. This means that amounts at any designated time may be credited with a different rate of excess interest than the rate previously credited to such amounts and to amounts allocated or transferred at any other designated time. We will periodically publish the FAF interest rates currently in effect. If you are invested in the FAF, we send you notice of the FAF credited rate annually. There is no specific formula for determining interest rates and no assurances are offered as to future rates. Some of the factors that we may consider in determining whether to credit excess interest are: general economic trends, rates of return currently available for the types of investments and durations that match our liabilities and anticipated yields on our investments, regulatory and tax requirements, and competitive factors.
We will account for any deductions, Surrenders or transfers from the FAF on a “first-in first-out” basis.
Asset Rebalancing is not available for the FAF.
If you elect to pay an advisory fee to a third-party financial intermediary for advisory services by taking withdrawals from your Contract Value, the amount of your withdrawal allocated to the FAF will reduce your Contract's FAF value.
Important: The guaranteed minimum annualized interest rate for all Contracts is 3%, unless a higher minimum interest rate is required by state law. Any interest credited to amounts you allocate to the FAF in excess of the minimum guaranteed interest rate will be determined at our sole discretion. You assume the risk that interest credited to the FAF may not exceed the minimum guaranteed interest rate for any given year. The FAF interest rates may vary by State. While we do not charge a separate fee for investing in the FAF, our expenses associated with offering this feature are factored into the FAF.
From time to time, we may credit increased interest rates under certain programs established in our sole discretion.
7. The Contract
a. Purchases and Contract Value
Who could buy this Contract?
This Contract is no longer available for sale. The Contract is an individual or group tax-deferred variable annuity Contract. It was designed for retirement planning purposes and was available for purchase by any individual, group or trust, including:
•Any trustee or custodian for a retirement plan qualified under Sections 401(a) or 403(a) of the Code;
•Annuity purchase plans adopted by public school systems and certain tax-exempt organizations according to Section 403(b) of the Code. We no longer accept any incoming 403(b) exchanges or applications for 403(b) individual annuity contracts or additional Premium Payments into any individual annuity contract funded through a 403(b) plan;
•Individual Retirement Annuities adopted according to Section 408 of the Code;
•Employee pension plans established for employees by a state, a political subdivision of a state, or an agency of either a state or a political subdivision of a state; and
•Certain eligible deferred compensation plans as defined in Section 457 of the Code.
The examples above represent qualified Contracts, as defined by the Code. In addition, individuals and trusts were able to purchase Contracts that were not part of a tax qualified retirement plan. These are known as non-qualified Contracts.
If you purchased the Contract for use in an IRA or other qualified retirement plan, you should consider other features of the Contract besides tax deferral, since any investment vehicle used within an IRA or other qualified plan receives tax-deferred treatment under the Code.
Refer to Appendix E for more information about the different forms of contracts we offered.
How was this Contract Purchased?
The Contract was only available for purchase through a Financial Intermediary.
Premium Payments sent to us must be made in U.S. dollars and checks must be drawn on U.S. banks. We do not accept cash, third party checks or double endorsed checks. We reserve the right to limit the number of checks processed at one time. If your check does not clear, your purchase will be cancelled and you could be liable for any losses or fees incurred. A check must clear our account through our Administrative Office to be considered to be in good order.
We will not accept Premium Payments in the aggregate of $1 million or more unless we provide prior approval. In order to request prior approval, you must submit a completed enhanced due diligence form prior to the submission of your Premium Payment:
•if total Premium Payments aggregated by social security number or taxpayer identification number equal $1 million or more; and
•for all applications where the Owner or joint Owner are non-resident aliens.
It is important that you notify us if you change your address. If your mail is returned to us, we are likely to suspend future mailings until an updated address is obtained. In addition, we may rely on a third party, including the US Postal Service, to update your current address. Failure to give us a current address may result in payments due and payable on your annuity contract being considered abandoned property under state law, and remitted to the applicable state and may result in you not receiving important notices about your Contract.

Replacement of Annuities
A "replacement" occurs when a new contract is purchased and, in connection with the sale, an existing contract is surrendered, lapsed, forfeited, assigned to the replacing insurer, otherwise terminated, or used in a financed purchase. A "financed purchase" occurs when the purchase of a new annuity contract involves the use of the funds obtained from the values of an existing annuity contract through Withdrawal, Surrender or loan.
There are circumstances in which replacing your existing annuity contract can benefit you. However, a replacement may not be in your best interest. Accordingly, you should make a careful comparison of the cost and benefits of your existing contract and the proposed contract with the assistance of your financial and tax advisers to determine whether replacement is in your best interest. You should be aware that the person selling you the new contract will generally earn a commission if you buy the new contract through a replacement. Remember that if you replace a contract with another contract, you might have to pay a surrender charge on the replaced contract, and there may be a new surrender charge period for the new contract. In addition, other charges may be higher (or lower) and the benefits may be different.
You should also note that once you have replaced your variable annuity contract, you generally cannot reinstate it even if you choose not to accept your new variable annuity contract during your "free look" period. The only exception to this rule would be if your previously issued contract was issued in a state that requires the insurer to reinstate the previously surrendered contract if the owner chooses to reject their new variable annuity contract during their "free look" period.
How are Premium Payments applied to your Contract?
If we receive your subsequent Premium Payment before the end of a Valuation Day, it will be invested on the same Valuation Day. If we receive your subsequent Premium Payment after the end of a Valuation Day, it will be invested on the next Valuation Day. If we receive your subsequent Premium Payment on a non-Valuation Day, the amount will be invested on the next Valuation Day. Unless we receive new instructions, we will invest all Premium Payments based on your last instructions on record. We will send you a confirmation when we invest your Premium Payments.
Deduction of Advisory Fee
If you receive services for your Contract from a third-party financial intermediary who charges an advisory fee for their services, that fee is in addition to Contract fees and expenses. If you elect to pay the advisory fee by taking withdrawals from your Contract Value, the deduction for that fee is subject to surrender charges and will count toward your Annual Withdrawal Amount. Withdrawals to pay advisory fees will also reduce, perhaps significantly, death benefits and other guaranteed benefits under the Contract and may be subject to federal and state income taxes and a 10% federal penalty tax. See Section 7.c. Charges and Fees, Section 9. Death Benefits and Section 12. Federal Tax Considerations for more information.
Contract Owners should discuss the impact of deducting advisory fees from Contract Value with their financial intermediaries prior to making any election.
How is the value of your Contract calculated before the Annuity Commencement Date?
The Contract Value is the sum of the value of the FAF, if applicable, and all Funds. There are two things that affect your Contract Value: (1) the number of Accumulation Units, and (2) the Accumulation Unit Value. Contract Value is determined by multiplying the number of Accumulation Units by the Accumulation Unit Value. On any Valuation Day, your Contract Value will fluctuate because Accumulation Unit Values are affected by the performance of the underlying Funds and the deduction of expenses and certain charges in the Sub-Account.
When Premium Payments are credited to your Account, they are converted into Accumulation Units by dividing the amount of your Premium Payments, minus any Premium Taxes, by the Accumulation Unit Value for that day. The more Premium Payments you make to your Contract, the more Accumulation Units you will own. You decrease the number of Accumulation Units you have by requesting partial or full Surrenders, settling a Death Benefit claim or by annuitizing your Contract.
To determine the current Accumulation Unit Value, we take the prior Valuation Day’s Accumulation Unit Value and multiply it by the Net Investment Factor for the current Valuation Day.
The Net Investment Factor is used to measure the investment performance of a Sub-Account from one Valuation Day to the next. The Net Investment Factor for each Sub-Account equals:
•The net asset value per share plus applicable distributions per share of each Fund at the end of the current Valuation Day; reduced
•The net asset value per share of each Fund at the end of the prior Valuation Day; reduced by
•Contract charges including the deductions for the mortality and expense risk charge and any other periodic expenses, including charges for optional benefits, divided by the number of days in the year multiplied by the number of days in the Valuation period.
If you elect to pay an advisory fee to a third-party financial intermediary for advisory services by taking withdrawals from your Contract Value, the deduction for that fee will result in the cancellation of accumulation units.
We will send you a statement at least annually.

What other ways can you invest?
You may enroll in the following features (sometimes called a “Program”) for no additional fee. Not all Programs are available with all Contract variations.
InvestEase
This electronic funds transfer feature allows you to have money automatically transferred from your checking or savings account and deposited into your Contract on a monthly or quarterly basis. It can be changed or discontinued at any time. The minimum amount for each transfer is $50. You can elect to have transfers made into any available Fund.
Static Asset Allocation Models
This feature allows you to select an asset allocation model of Funds based on several potential factors including your risk tolerance, time horizon, investment objectives, or your preference to invest in certain funds or fund families. Based on these factors, you can select one of several asset allocation models, with each specifying percentage allocations among various Funds available under your Contract. Asset allocation models can be based on generally accepted investment theories that take into account the historic returns of different asset classes (e.g., equities, bonds or cash) over different time periods, or can be based on certain potential investment strategies that could possibly be achieved by investing in particular funds or fund families and are not based on such investment theories. Please see Appendix A for models that are available to you.
If you choose to participate in one of these asset allocation models, you must invest all of your Premium Payment into one model. You may invest in an asset allocation model through the Dollar Cost Averaging Program where the FAF is the source of the assets to be invested in the asset allocation model you have chosen. You can also participate in these asset allocation models while enrolled in the Automatic Income Program.
You may participate in only one asset allocation model at a time. Asset allocation models cannot be combined with other asset allocation models or with individual sub-account elections. You can switch asset allocation models up to twelve times per year. Your ability to elect or switch into and between asset allocation models may be restricted based on fund abusive trading restrictions.
You may be required to invest in an acceptable asset allocation model as a condition for electing and maintaining certain guaranteed minimum withdrawal benefits. Such requirements and conditions help us limit our risk to an acceptable level so that we can offer the guaranteed minimum withdrawal benefit. They are intended to reduce the risk of investment losses that could require us to use our General Account assets to pay amounts due under the guaranteed minimum withdrawal benefit rider to your Contract.
If we change an asset allocation model required for maintaining a guaranteed minimum withdrawal benefit, the changes will not be applied to your existing Fund allocations. You may be required to elect a new asset allocation model in order to continue to maintain your guaranteed minimum withdrawal benefit. We will give you advance notice of the changes.
Your investments in an asset allocation model will be rebalanced quarterly to reflect the model’s original percentages and you may cancel your model at any time subject to investment restrictions for maintaining certain guaranteed minimum withdrawal benefits.
We have no discretionary authority or control over your investment decisions. These asset allocation models are based on then available Funds and do not include the FAF. We make available educational information and materials (e.g., risk tolerance questionnaire, pie charts, graphs, or case studies) that can help you select an asset allocation model, but we do not recommend asset allocation models or otherwise provide advice as to what asset allocation model may be appropriate for you.
While we will not alter allocation percentages used in any asset allocation model, allocation weightings could be affected by mergers, liquidations, fund substitutions or closures. Individual availability of these models is subject to fund company restrictions. Please refer to "What Restrictions Are There on your Ability to Make a Sub-Account Transfer?" for more information.
You will not be provided with information regarding periodic updates to the Funds and allocation percentages in the asset allocation models, and we will not reallocate your Account Value based on those updates. Information on updated asset allocation models may be obtained by contacting your Investment Professional. If you wish to update your asset allocation model, you may do so by terminating your existing model and re-enrolling into a new one. Investment alternatives other than these asset allocation models are available that may enable you to invest your Contract Value with similar risk and return characteristics. When considering an asset allocation model for your individual situation, you should consider your other assets, income and investments in addition to this annuity.
•Asset Rebalancing
In asset rebalancing, you select a portfolio of Funds, and we will rebalance your assets at the specified frequency to reflect the original allocation percentages you selected. You can choose how much of your Contract Value you want to invest in this program. You can also combine this program with others such as the Automatic Income Program and Dollar Cost Averaging Program (subject to restrictions). You may designate only one set of asset allocation instructions at a time. Asset Rebalancing is not available for the FAF.

•Dollar Cost Averaging
We offer two dollar cost averaging programs:
•Fixed Amount DCA
•Earnings/Interest DCA
Fixed Amount DCA - This feature allows you to regularly transfer (monthly or quarterly) a fixed amount from the FAF (if available based on the form of Contract selected) or any Fund into a different Fund. This program begins approximately 15 days following the next monthly Contract Anniversary from the day the enrollment requested is established unless you instruct us otherwise. You must make at least three transfers in order to remain in this program.
Earnings/Interest DCA - This feature allows you to regularly transfer (monthly or quarterly) the interest earned from your investment in the FAF (if available based on the form of Contract selected) or any Fund into another Fund. This program begins two business days plus the frequency selected unless you instruct us otherwise. You must make at least three transfers in order to remain in this program.
Automatic Income Program
This systematic withdrawal feature allows you to make partial Surrenders up to 10% of your total Premium Payments each Contract Year without a CDSC. You can designate the Funds to be surrendered from and also choose the frequency of partial Surrenders (monthly, quarterly, semiannual, or annually). The minimum amount of each Surrender is $100. Amounts taken under this program will count towards the AWA, and if received prior to age 59½, may have adverse tax consequences, including a 10% federal income tax penalty on the taxable portion of the Surrender payment. You may satisfy Code Section 72(t)/(q) requirements by enrolling in this program. Your level of participation in this program may result in your exceeding permissible withdrawal limits under certain optional withdrawal riders. Please see Section 12. Federal Tax Considerations for more information about the tax consequences associated with your Contract. Your level of participation in this program may result in your exceeding permissible withdrawal limits under certain optional withdrawal riders.
Other Program considerations
•You may terminate your enrollment in any Program at any time.
•We may discontinue, modify or amend any of these Programs at any time. We will automatically and unilaterally amend your enrollment instructions if:
•any Fund is merged or substituted into another Fund - then your allocations will be directed to the surviving Fund; or
•any Fund is liquidated - then your allocations will be directed to any available money market Fund (subject to applicable law).
•If we terminate your asset allocation model Program, then your allocations to the Funds in that model will remain invested in those Funds unless we receive instructions from you.
You may always provide us with updated instructions following any of these events.
•Continuous or periodic investment neither insures a profit nor protects against a loss in declining markets. Because these Programs involve continuous investing regardless of fluctuating price levels, you should carefully consider your ability to continue investing through periods of fluctuating prices.
•We make available educational information and materials (e.g., pie charts, graphs, or case studies) that can help you select a model portfolio, but we do not recommend models or otherwise provide advice as to what model portfolio may be appropriate for you. Asset allocation does not guarantee that your Contract Value will increase nor will it protect against a decline if market prices fall. If you choose to participate in an asset allocation program, you are responsible for determining which model portfolio is best for you.
Tools used to assess your risk tolerance may not be accurate and could be useless if your circumstances change over time. Although each model portfolio is intended to maximize returns given various levels of risk tolerance, a model portfolio may not perform as intended. Market, asset class or allocation option class performance may differ in the future from historical performance and from the assumptions upon which the model portfolio is based, which could cause a model portfolio to be ineffective or less effective in reducing volatility. A model portfolio may perform better or worse than any single Fund, allocation option or any other combination of Funds or allocation options. In addition, the timing of your investment and automatic rebalancing may affect performance. Quarterly rebalancing and periodic updating of model portfolios can cause their component Funds to incur transactional expenses to raise cash for money flowing out of Funds or to buy securities with money flowing into the Funds. Moreover, large outflows of money from the Funds may increase the expenses attributable to the assets remaining in the Funds. These expenses can adversely affect the performance of the relevant Funds and of the model portfolios. In addition, these inflows and outflows may cause a Fund to hold a large portion of its assets in cash, which could detract from the achievement of the Fund’s investment objective, particularly in periods of rising market prices. For additional information regarding the risks of investing in a particular fund, see that Fund’s prospectus.
•Additional considerations apply for qualified Contracts with respect to Static Asset Allocation Model programs. Neither we, nor any third party service provider, nor any of their respective affiliates, is acting as a fiduciary under The Employee

Retirement Income Security Act of 1974, as amended (ERISA) or the Code, in providing any information or other communication contemplated by any Program, including, without limitation, any model portfolios. That information and communications are not intended, and may not serve as a primary basis for your investment decisions with respect to your participation in a Program. Before choosing to participate in a Program, you must determine that you are capable of exercising control and management of the assets of the plan and of making an independent and informed decision concerning your participation in the Program. Also, you are solely responsible for determining whether and to what extent the Program is appropriate for you and the assets contained in the qualified Contract. Qualified Contracts are subject to additional rules regarding participation in these Programs. It is your responsibility to ensure compliance of any recommendation in connection with any model portfolio with governing plan documents.
•These Programs may be adversely affected by Fund trading policies.
Can you transfer from one Sub-Account to another?
Yes. During those phases of your Contract when transfers are permissible, you may make transfers between Funds according to the following policies and procedures, as they may be amended from time to time. In addition, there may be investment restrictions applicable to your contract in conjunction with certain riders as described in this prospectus.
What is a Sub-Account Transfer?
A Sub-Account transfer is a transaction requested by you that involves reallocating part or all of your Contract Value among the Funds available in your Contract. Your transfer request will be processed at the net asset value of each Fund share as of the end of the Valuation Day that it is received In Good Order. Otherwise, your request will be processed on the following Valuation Day. We will send you a confirmation when we process your transfer. You are responsible for verifying transfer confirmations and promptly advising us of any errors within thirty days of receiving the confirmation.
What Happens When you Request a Sub-Account Transfer?
Many Contract Owners request Sub-Account transfers. Some request transfers into (purchases) a particular Sub-Account, and others request transfers out of (redemptions) a particular Sub-Account. In addition, some Contract Owners allocate new Premium Payments to Sub-Accounts, and others request Surrenders. We combine all the daily requests to transfer out of a Sub-Account along with all Surrenders from that Sub-Account and determine how many shares of that Fund we would need to sell to satisfy all Owners’ “transfer-out” requests. At the same time, we also combine all the daily requests to transfer into a particular Sub-Account or new Premium Payments allocated to that Sub-Account and determine how many shares of that Fund we would need to buy to satisfy all contract owners’ “transfer-in” requests.
In addition, many of the Funds that are available as investment options in our variable annuity products are also available as investment options in variable life insurance policies, retirement plans, funding agreements and other products offered by us. Each day, investors and participants in these other products engage in similar transfer transactions.
We take advantage of our size and available technology to combine sales of a particular Fund for many of the variable annuities, variable life insurance policies, retirement plans, funding agreements or other products offered by us. We also combine many of the purchases and/or redemptions of that particular Fund for many of the products we offer. We then “net” these trades by offsetting purchases against redemptions. Netting trades has no impact on the net asset value of the Fund shares that you purchase or sell. This means that we sometimes reallocate shares of a Fund rather than buy new shares or sell shares of the Fund.
For example, if we combine all transfer-out (redemption) requests and Surrenders of a stock Fund Sub-Account with all other sales of that Fund from all our other products, we may have to sell $1 million dollars of that Fund on any particular day. However, if other Contract Owners and the owners of other products offered by us, want to transfer-in (purchase) an amount equal to $300,000 of that same Fund, then we would send a sell order to the Fund for $700,000 (a $1 million sell order minus the purchase order of $300,000) rather than making two or more transactions.
What Restrictions Are There on your Ability to Make a Sub-Account Transfer?
First, you may make only one Sub-Account transfer request each day. We limit each Contract Owner to one Sub-Account transfer request each Valuation Day. We count all Sub-Account transfer activity that occurs on any one Valuation Day as one “Sub-Account transfer;” however, you cannot transfer the same Contract Value more than once a Valuation Day.
Examples

Transfer Request Per Valuation Day	Permissible?
Transfer $10,000 from a money market Sub-Account to a growth Sub-Account	Yes
Transfer $10,000 from a money market Sub-Account to any number of other Sub-Accounts (dividing the $10,000 among the other Sub-Accounts however you chose)	Yes
Transfer $10,000 from any number of different Sub-Accounts to any number of other Sub-Accounts	Yes
Transfer $10,000 from a money market Sub-Account to a growth Sub-Account and then, before the end of that same Valuation Day, transfer the same $10,000 from the growth Sub-Account to an international Sub-Account
No

Second, you are allowed to submit a total of twenty Sub-Account transfers each Contract Year (the "Transfer Rule") by U.S. Mail, internet or telephone. Once you have reached the maximum number of Sub-Account transfers, you may only submit any additional Sub-Account transfer requests and any trade cancellation requests in writing through U.S. Mail or overnight delivery service. In other words, Internet or telephone transfer requests will not be honored. We may, but are not obligated to, notify you when you are in jeopardy of approaching these limits. For example, we will send you a letter after your tenth Sub-Account transfer to remind you about the Transfer Rule. After your twentieth transfer request, our computer system will not allow you to do another Sub-Account transfer by telephone or via the internet. You will then be instructed to send your Sub-Account transfer request by U.S. Mail or overnight delivery service.
We reserve the right to aggregate your Contracts (whether currently existing or those recently Surrendered) for the purposes of enforcing these restrictions.
The Transfer Rule does not apply to Sub-Account transfers that occur automatically as part of a company-sponsored Program, such as a Contract exchange program that may be offered by us from time to time. Reallocations made based on a Fund merger or liquidation also do not count toward this Transfer Limit. Restrictions may vary based on state law.
We make no assurances that the Transfer Rule is or will be effective in detecting or preventing market timing.
Third, policies have been designed to restrict excessive Sub-Account transfers. You should not purchase this Contract if you want to make frequent Sub-Account transfers for any reason. In particular, don’t purchase this Contract if you plan to engage in “market timing,” which includes frequent transfer activity into and out of the same Fund, or frequent Sub-Account transfers in order to exploit any inefficiencies in the pricing of a Fund. Even if you do not engage in market timing, certain restrictions may be imposed.
Generally, you are subject to Fund trading policies, if any. We are obligated to provide, at the Fund’s request, tax identification numbers and other shareholder identifying information contained in our records to assist Funds in identifying any pattern or frequency of Sub-Account transfers that may violate their trading policy. In certain instances, we have agreed to serve as a Fund’s agent to help monitor compliance with that Fund’s trading policy.
We are obligated to follow each Fund’s instructions regarding enforcement of their trading policy. Penalties for violating these policies may include, among other things, temporarily or permanently limiting or banning you from making Sub-Account transfers into a Fund or other funds within that fund complex. We are not authorized to grant an exception to a Fund’s trading policy. Please refer to each Fund’s prospectus for more information. Transactions that cannot be processed because of Fund trading policies will be considered not In Good Order.
In certain circumstances, Fund trading policies do not apply or may be limited. For instance:
•Certain types of Financial Intermediaries may not be required to provide us with shareholder information.
•Excepted funds, such as money market funds and any Fund that affirmatively permits short-term trading of its securities may opt not to adopt this type of policy. This type of policy may not apply to any Financial Intermediary that a Fund treats as a single investor.
•A Fund can decide to exempt categories of Contract holders whose Contracts are subject to inconsistent trading restrictions or none at all.
•Non-shareholder initiated purchases or redemptions may not always be monitored. These include Sub-Account transfers that are executed: (i) automatically pursuant to a company-sponsored contractual or systematic program such as transfers of assets as a result of Dollar Cost Averaging programs, asset allocation programs, automatic rebalancing programs, Annuity Payouts, loans, or systematic withdrawal programs; (ii) as a result of the payment of a Death Benefit; (iii) as a step-up in Contract Value pursuant to a Contract Death Benefit or guaranteed minimum withdrawal benefit; (iv) as a result of any deduction of charges or fees under a Contract; or (v) as a result of payments such as loan repayments, scheduled contributions, scheduled withdrawals or Surrenders, retirement plan salary reduction contributions, or planned Premium Payments.
Possibility of undetected abusive trading or market timing. We may not be able to detect or prevent all abusive trading or market timing activities. For instance:
•Since we net all the purchases and redemptions for a particular Fund for this and many of our other products, transfers by any specific market timer could be inadvertently overlooked.
•Certain forms of variable annuities and types of Funds may be attractive to market timers. We cannot provide assurances that we will be capable of addressing possible abuses in a timely manner.
•These policies apply only to individuals and entities that own this Contract or have the right to make transfers (regardless of whether requests are made by you or anyone else acting on your behalf). However, the Funds that make up the Sub-Accounts of this Contract are also available for use with many different variable life insurance policies, variable annuity products and funding agreements, and are offered directly to certain qualified retirement plans. Some of these products and plans may have less restrictive transfer rules or no transfer restrictions at all.
•In some cases, we are unable to count the number of Sub-Account transfers requested by group annuity participants co-investing in the same Funds (Participants) or enforce the Transfer Rule because we do not keep participants’

account records for a Contract. In those cases, the Participant account records and Participant Sub-Account transfer information are kept by such owners or its third party service provider. These owners and third party service providers may provide us with limited information or no information at all regarding Participant Sub-Account transfers.
How are you affected by frequent Sub-Account Transfers?
We are not responsible for losses or lost investment opportunities associated with the effectuation of these policies. Frequent Sub-Account transfers may result in the dilution of the value of the outstanding securities issued by a Fund as a result of increased transaction costs and lost investment opportunities typically associated with maintaining greater cash positions. This can adversely impact Fund performance and, as a result, the performance of your Contract Value. This may also lower the Death Benefit paid to your Beneficiary or lower Annuity Payouts for your Payee as well as reduce the value of other optional benefits available under your Contract.
Separate Account investors could be prevented from purchasing Fund shares if we reach an impasse on the execution of a Fund’s trading instructions. In other words, a Fund complex could refuse to allow new purchases of shares by all our variable product investors if the Fund and we cannot reach a mutually acceptable agreement on how to treat an investor who, in a Fund’s opinion, has violated the Fund’s trading policy.
In some cases, we do not have the tax identification number or other identifying information requested by a Fund in our records. In those cases, we rely on the Contract Owner to provide the information. If the Contract Owner does not provide the information, we may be directed by the Fund to restrict the Owner from further purchases of Fund shares. In those cases, all participants under a plan funded by the Contract will also be precluded from further purchases of Fund shares.
Fixed Accumulation Feature Transfers — If applicable, during each Contract Year, you may make transfers out of the FAF to the Sub-Accounts, subject to the transfer restrictions discussed below. All transfer allocations must be in whole numbers (e.g., 1%). Each Contract Year you may transfer the greater of:
•30% of the Contract Value in the FAF as of the last Contract Anniversary or Contract issue date or the largest sum of your prior transfers. When we calculate the 30%, we add Premium Payments made after that date but before the next Contract Anniversary. These restrictions also apply to systematic transfers except for certain programs specified by us; or
•An amount equal to your largest previous transfer from the FAF in any one Contract Year.
We apply these restrictions to all transfers from the FAF, including all systematic transfers and Dollar Cost Averaging Programs.
If your interest rate renews at a rate at least 1% lower than your prior interest rate, you may transfer any amount up to 100% of the amount to be invested at the renewal rate. You must make this transfer request within 60 days of being notified of the renewal rate.
We may defer transfers and Surrenders from the FAF for up to 6 months from the date of your request.
As a result of these limitations, it may take a significant amount of time (i.e., several years) to move Contract Values in the FAF to Sub-Accounts and therefore this may not provide an effective short term defensive strategy.
If you elect the Deferral Option, at least 80% of your Contract Value must be invested in Sub-Accounts on the original Annuity Commencement Date. That is, no more than 20% of the Contract Value may be allocated to the FAF on the original Annuity Commencement Date. Any amount over 20% of Contract Value allocated to the FAF on the original Annuity Commencement Date will be moved out of the FAF via a Dollar Cost Averaging program with a duration of six months or less according to the instructions that you provide to us on the Annuity Commencement Date Deferral Option Request Form. Any existing restriction on the maximum amount transferable from the FAF during any Contract Year will be waived on and after the original Annuity Commencement Date. The Contract Value is calculated on the Valuation Day immediately before the transfer.
Mail, Telephone and Internet Transfers
You may make transfers through the mail or your Financial Intermediary. You may also make transfers by calling us or through our website. Transfer instructions received by telephone before the end of any Valuation Day will be carried out at the end of that date. Otherwise, the instructions will be carried out at the end of the next Valuation Day.
Transfer instructions you send electronically are considered to be received by us at the time and date stated on the electronic acknowledgment we return to you. If the time and date indicated on the acknowledgment is before the end of any Valuation Day, the instructions will be carried out that day. Otherwise, the instructions will be carried out at the end of the next Valuation Day. If you do not receive an electronic acknowledgment, you should telephone us as soon as possible.
We will send you a confirmation when we process your transfer. You are responsible for verifying transfer confirmations and promptly reporting any inaccuracy or discrepancy to us and your investment professional. Any verbal communication should be re-confirmed in writing.
Telephone or Internet transfer requests may currently only be canceled by calling us before the close of the New York Stock Exchange on the day you made the transfer request.

We and our agents are not responsible for losses resulting from telephone or electronic requests that we believe are genuine. We will use reasonable procedures to confirm that instructions received by telephone or through our website are genuine, including a requirement that Contract Owners provide certain identification information, including a personal identification number. We record all telephone transfer instructions. We may suspend, modify, or terminate telephone or electronic transfer privileges at any time
Power of Attorney
You may authorize another person to conduct financial and other transactions on your behalf by submitting a copy of a power of attorney (POA) executed by you that meets the requirements of your resident state law. Once we have the POA on file, we will accept transaction requests, including transfer instructions, subject to our transfer restrictions, from your designated agent (attorney-in-fact). We reserve the right to request an affidavit or certification from the agent that the POA is in effect when the agent makes such transactions. You may instruct us to discontinue honoring the POA at any time.
b. Contract Rights
You, as Contract Owner, may exercise all the rights under the Contract. The prospectus discusses these rights, including your right, during the Accumulation Period, to make Premium Payments and provide instructions to us to allocate your Contract Value among the Sub-Accounts or Fixed Accumulation Feature, if available. You, as Contract Owner, may also request a full or partial Surrender from the Contract, designate an Annuitant and elect to receive Annuity Payouts. This prospectus also discusses the Death Benefit payable under the Contract and the rights of any Beneficiary.
c. Charges and Fees
Mortality and Expense Risk Charge (Base Contract Charges)
For assuming mortality and expense risks under the Contract, we deduct a daily charge at a maximum annual rate of 1.70% of Sub-Account Value.
The mortality and expense risk charge is broken into charges for mortality risks and for an expense risk:
•Mortality Risk - There are two types of mortality risks that we assume, those made while your Premium Payments are accumulating and those made once Annuity Payouts have begun.
During the accumulation phase of your Contract, we are required to cover any difference between the Death Benefit paid and the Surrender Value. These differences may occur in periods of declining value or in periods where the CDSCs would have been applicable. The risk that we bear during this period is that actual mortality rates, in aggregate, may exceed expected mortality rates.
Once Annuity Payouts have begun, we may be required to make Annuity Payouts as long as the Annuitant is living, regardless of how long the Annuitant lives. The risk that we bear during this period is that the actual mortality rates, in aggregate, may be lower than the expected mortality rates.
• Expense Risk - We also bear an expense risk that the CDSCs, if applicable, collected before the Annuity Commencement Date may not be enough to cover the actual cost of selling, distributing and administering the Contract.
Although variable Annuity Payouts will fluctuate with the performance of the Fund selected, your Annuity Payouts will not be affected by (a) the actual mortality experience of our Annuitants, or (b) our actual expenses if they are greater than the deductions stated in the Contract. Because we cannot be certain how long our Annuitants will live, we charge this percentage fee based on the mortality tables currently in use. The mortality and expense risk charge enables us to keep our commitments and to pay you as planned. If the mortality and expense risk charge under a Contract is insufficient to cover our actual costs, we will bear the loss. If the mortality and expense risk charge exceeds these costs, we keep the excess as profit. We may use these profits, as well as revenue sharing and Rule 12b-1 fees received from certain Funds, for any proper corporate purpose including, among other things, payment of sales expenses, including the fees paid to distributors. We expect to make a profit from the mortality and expense risk charge.
Annual Maintenance Fee (Base Contract Charge)
The Annual Maintenance Fee is a flat fee that is deducted from your Contract Value to reimburse us for expenses relating to the administrative maintenance of the Contract and your Account. The annual charge is deducted on a Contract Anniversary or when the Contract is fully Surrendered if the Contract Value at either of those times is less than $50,000. The charge is deducted proportionately from each Sub-Account in which you are invested.
We will waive the Annual Maintenance Fee if your Contract Value is $50,000 or more on your Contract Anniversary or when you fully Surrender your Contract. In addition, we will waive one Annual Maintenance Fee for Contract Owners who own more than one Contract with a combined Contract Value between $50,000 and $100,000. If you have multiple Contracts with a combined Contract Value of $100,000 or greater, we will waive the Annual Maintenance Fee on all Contracts. However, we may limit the number of waivers to a total of six Contracts. We also may waive the Annual Maintenance Fee under certain other conditions. We do not include contracts from our Putnam line of variable annuity contracts with the Contracts when we combine Contract Value for purposes of this waiver.

Administrative Charge (Base Contract Charge)
We apply a daily administration charge against all Contract Values held in the Separate Account during both the accumulation and annuity phases of the Contract. There is not necessarily a relationship between the amount of administrative charge imposed on a given Contract and the amount of expenses that may be attributable to that Contract; expenses may be more or less than the charge. This charge compensates us for administrative expenses that exceed revenues from the Annual Maintenance Fee described above.
Optional Benefit Charges
If you elected an optional death or living benefit rider, your Contract is subject to an additional charge. See the sections of this prospectus describing the optional benefits for additional information.
Premium Taxes
The amount of tax, if any, charged by federal, state, or other governmental entity on Premium Payments or Contract Values. On any contract subject to a Premium Tax, We may deduct the tax on a pro-rata basis from the Sub-Accounts at the time We pay the tax to the applicable taxing authorities, at the time the contract is surrendered, at the time death benefits are paid or on the Annuity Commencement Date. The Premium Tax rate varies by state or municipality. Currently the maximum rate charged by any state is 3.5% and 1.0% in Puerto Rico.
Sales Charges (Contingent Deferred Sales Charge (CDSC))
We offer three contract variations that have a CDSC (these forms of contract are called “Outlook”, “Plus” and our base contract (which does not have a separate marketing name but is sometimes referred to in this prospectus as the “Core” version)), one contract version has a front end sales charge (called “Edge”) and one contract version has no sales charge (called “Access”). These types of charges (and any available reductions or waivers) are described in Section 4.
When you request a withdrawal under the Contract, you may choose to have the withdrawal processed as either a gross withdrawal or net withdrawal. Your choice may impact the amount of withdrawal proceeds that you receive, as follows:
a. Gross Withdrawal – We will withdraw only the amount requested from your Contract. If your withdrawal is subject to CDSCs, other charges, or tax withholdings, you will receive the amount requested minus the applicable CDSCs, other charges, and tax withholdings. As such, you may not receive the full amount requested.
b. Net Withdrawal – To the extent necessary, we will increase the withdrawal amount so that, after the deduction of any applicable CDSCs, other charges, and/or tax withholdings, you will receive the full amount requested. Please note that CDSCs will be based on the total amount withdrawn, not the amount requested, so a net withdrawal may result in more CDSCs than a gross withdrawal.
In the absence of instructions, we will process a withdrawal request as a net withdrawal.
The following hypothetical examples help illustrate the difference between a gross withdrawal (Example 1) and a net withdrawal (Example 2).

Example 1 Gross Withdrawal	Example 2 Net Withdrawal
Assume the following: You made an initial Premium Payment of $10,000 five years ago and no additional Premium Payments thereafter. You request a partial withdrawal of $5,000, and you have not taken any portion of your AWA for the year. The only charges applicable to the withdrawal are CDSCs. You instruct us to process your request as a gross withdrawal.
We will deduct a CDSC as follows:

Assume the following: You made an initial Premium Payment of $10,000 five years ago and no additional Premium Payments thereafter. You request a partial withdrawal of $5,000, and you have not taken any portion of your AWA for the year. The only charges applicable to the withdrawal are CDSCs. You instruct us to process your request as a net withdrawal, or you do not provide instructions.
We will deduct a CDSC as follows:

First, the portion of the withdrawal that is not in excess of the AWA, which is equal to 10% of total Premium Payments (i.e., $1,000), with be withdrawn without a CDSC.	First, the portion of the withdrawal that is not in excess of the AWA, which is equal to 10% of total Premium Payments (i.e., $1,000), with be withdrawn without a CDSC.
We will then withdraw the remaining $4,000. A CDSC of 5%, or $200, is assessed on the withdrawal.	We will then increase the remaining amount to be withdrawn from $4,000 to $4,211. A CDSC of 5%, or $211, is assessed on the withdrawal.
The total amount withdrawn is $5,000 and your Contract Value is reduced by $5,000. The CDSC is $200. You will receive $4,800 in withdrawal proceeds.	The total amount withdrawn is $5,211 and your Contract Value is reduced by $5,211. The CDSC is $211. You will receive $5,000 in withdrawal proceeds.

All withdrawals may be subject to federal and state income taxes, including a 10% federal penalty tax if taken before age 59 ½. If you have any questions about net and gross withdrawals, please contact us or your Investment Professional.
Charges Against the Funds
Annual Fund Operating Expenses - The Separate Account purchases shares of the Funds at net asset value. The net asset value of the Fund reflects investment advisory fees, distribution fees, operating expenses and administrative expenses already deducted from the assets of the Funds. These charges are described in the Funds’ prospectuses.

Changes in Charges if you Elect the Annuity Commencement Date Deferral Option
If you elect the Deferral Option, then upon the original Annuity Commencement Date, Principal First and Principal First Preferred riders as well as all other living benefits and optional death benefits are terminated and the associated rider charges will no longer be assessed.
Reduced Fees and Charges
We may offer, in our discretion, reduced fees and charges including, but not limited to, CDSCs, the Mortality and Expense Risk Charge, the Annual Maintenance Fee, and charges for optional benefits, for certain Contracts (including employer sponsored savings plans) which may result in decreased costs and expenses. Reductions in these fees and charges will not be unfairly discriminatory against any Contract Owner.
Deduction of Advisory Fee
If you receive services for your Contract from a third-party financial intermediary who charges an advisory fee for their services, that fee is in addition to Contract fees and expenses. If you elect to pay the advisory fee by taking withdrawals from your Contract Value, both you and your financial intermediary must sign an enrollment form authorizing the withdrawals and submit a fee payment request form for the specific dollar amount of the fee payment you want withdrawn from your Contract and sent to your financial intermediary. We will deduct your requested fee payment amount on a pro-rata basis from the Sub-Account Values and Fixed Accumulation Feature (if available). Your financial intermediary must submit a new fee payment request form to us for each payment. Payments will generally be processed on the same day the request is received in good order. You may revoke your authorization at any time by giving notice to us. If you elect to pay your advisory fee by taking withdrawals from your Contract Value, the deduction for that fee is subject to surrender charges and will count toward your Annual Withdrawal Amount. Withdrawals to pay advisory fees will also reduce death benefits and other guaranteed benefits under the Contract and may be subject to federal and state income taxes and a 10% federal penalty tax. Contract Owners should discuss the impact of deducting advisory fees from Contract Value with their financial intermediaries prior to making any election.
Please see "Fee Table” for a description of charges and fees.
d. Surrenders
What kinds of Surrenders are available?
Before the Annuity Commencement Date:
Full Surrenders - When you Surrender your Contract before the Annuity Commencement Date, the Surrender Value of the Contract will be made in a lump sum payment. The Surrender Value is the Contract Value minus any applicable Premium Taxes, CDSCs, a prorated portion of optional benefit charges, if applicable and the Annual Maintenance Fee. The Surrender Value may be more or less than the amount of the Premium Payments made to a Contract.
Partial Surrenders - You may request a partial Surrender of Contract Value at any time before the Annuity Commencement Date. We will deduct any applicable CDSC. However, on a noncumulative basis, you may make partial Surrenders during any Contract Year, up to the AWA allowed and the CDSC will not be assessed against such amounts. Surrender of Contract Values in excess of the AWA and additional surrenders made in any Contract Year will be subject to the CDSC. You can ask us to deduct the CDSC from the amount you are Surrendering or from your remaining Contract Value. If we deduct the CDSC from your remaining Contract Value, that amount will also be subject to CDSC. This is our default option.
Partial Surrenders are taken proportionally out of the Sub-Accounts and the FAF unless prohibited by your state. A partial Surrender will reduce the value of your Contract and the Death Benefit. A partial Surrender will be subject to any applicable CDSCs, which will be deducted from the amount withdrawn or the remaining Contract Value. If deducted from remaining Contract Value, the CDSC will be allocated proportionally among the Sub-Accounts and the FAF. Please see section 11.a. (State Variations) for additional details.
There are several restrictions on partial Surrenders before the Annuity Commencement Date:
•The partial Surrender amount must be at least equal to $100, our current minimum for partial Surrenders, and
•After a Surrender, your Contract Value must be equal to or greater than our then current minimum Contract Value that we establish according to our current policies and procedures. We may change the minimum Contract Value in our sole discretion, with notice to you. We will close your Contract and pay the full Surrender Value if the Contract Value is under the minimum after a Surrender.
Your resulting standard Death Benefit will be reduced proportionately if you Surrender the majority of your Contract Value. See sections 9 and 10 for information regarding the impact of Surrenders to Death Benefits and optional benefits.
Under certain circumstances we had permitted certain Contract Owners to reinstate their Contracts when a Contract Owner had requested a Surrender (either full or Partial) and returned the forms in good order to us. As of October 4, 2013, we no longer allow Contract Owners to reinstate their Contracts when a Contract Owner requests a Surrender (either full or Partial).

After the Annuity Commencement Date:
Full Surrenders - You may Surrender your Contract on or after the Annuity Commencement Date only if you selected the Payment for a Period Certain Annuity Payout Option. Under this option, we pay you the Commuted Value of your Contract minus any applicable CDSCs. The Commuted Value is determined on the day we receive your written request for Surrender.
Partial Surrenders - Partial Surrenders are permitted after the Annuity Commencement Date if you select the Life Annuity With Payments for a Period Certain, Joint and Last Survivor Life Annuity With Payments for a Period Certain or the Payment for a Period Certain Annuity Payout Options. You may take partial Surrenders of amounts equal to the Commuted Value of the payments that we would have made during the “Period Certain” for the number of years you select under the Annuity Payout Option that we guarantee to make Annuity Payouts.
Partial Surrenders are taken proportionally out of the Sub-Accounts and the FAF unless prohibited by your state. A partial Surrender will reduce the value of your Contract and the Death Benefit. A partial Surrender will be subject to any applicable CDSCs, which will be deducted from the amount withdrawn or the remaining Contract Value. If deducted from remaining Contract Value, the CDSC will be allocated proportionally among the Sub-Accounts and the FAF. Please see section 11.a. (State Variations) for additional details.
To qualify for partial Surrenders under these Annuity Payout Options you must make the Surrender request during the Period Certain.
We will deduct any applicable CDSCs.
If you elect to take the entire Commuted Value of the Annuity Payouts we would have made during the Period Certain, we will not make any Annuity Payouts during the remaining Period Certain. If you elect to take only some of the Commuted Value of the Annuity Payouts we would have made during the Period Certain, we will reduce the remaining Annuity Payouts during the remaining Period Certain. Annuity Payouts that are to be made after the Period Certain is over will not change.
These options may not be available if the Contract is issued to qualify under Code Sections 401, 403, 408, or 457. For such Contracts, this option will be available only if the guaranteed payment period is less than the life expectancy of the annuitant at the time the option becomes effective. Such life expectancy will be computed under the mortality table then in use by us.
Please check with your qualified tax adviser because there could be adverse tax consequences for partial Surrenders after the Annuity Commencement Date.
How do you request a Surrender?
Requests for full Surrenders terminating your Contract must be in writing. Requests for partial Surrenders can be made in writing or by telephone. We will send your money within seven days of receiving complete instructions. However, we may postpone payment whenever: (a) the New York Stock Exchange is closed, (b) trading on the New York Stock Exchange is restricted by the SEC, (c) the SEC permits and orders postponement or (d) the SEC determines that an emergency exists to restrict valuation.
We may also postpone payment of Surrenders with respect to a money market Fund if the board of directors of the underlying money market Fund suspends redemptions from the Fund in connection with the Fund’s plan of liquidation, in compliance with rules of the SEC or an order of the SEC.
We may defer payment of any amounts from the Fixed Accumulation for up to six months from the date of the request to Surrender. If we defer payment for more than thirty days, we will pay interest of at least 3% per annum on the amount deferred.
Written Requests — Complete a Surrender form or send us a letter, signed by you, stating:
•the dollar amount that you want to receive, either before or after we withhold taxes and deduct for any applicable charges,
•your tax withholding amount or percentage, if any, and
•your disbursement instructions, including your mailing address.
You may submit this form via mail or fax.
Unless you specify otherwise, we will provide the dollar amount you want to receive after applicable taxes and charges as the default option.
If there are joint Owners, both must authorize these transactions. For a partial Surrender, specify the Sub-Accounts that you want your Surrender to come from (this may be limited to pro-rata Surrenders if optional benefits are elected); otherwise, the Surrender will be taken in proportion to the value in each Sub-Account.
Telephone or Internet Requests — To request a partial Surrender by telephone or internet, we must have received your completed Internet Partial Withdrawal/Telephone Redemption Authorization Form. If there are joint Owners, both must sign the form. By signing the form, you authorize us to accept telephone or internet instructions for partial Surrenders from either Owner. Telephone or Internet authorization will remain in effect until we receive a written cancellation notice from you or your joint Owner, we discontinue the program, or you are no longer the Owner of the Contract. Please call us with any questions regarding restrictions on telephone or internet Surrenders.

We may record telephone calls and use other procedures to verify information and confirm that instructions are genuine. We will not be liable for losses or expenses arising from telephone instructions reasonably believed to be genuine. We may modify the requirements for telephone and/or internet redemptions at any time.
Telephone and internet Surrender instructions received before the end of a Valuation Day will be processed at the end of that Valuation Day. Otherwise, your request will be processed at the end of the next Valuation Day.
Completing a Power of Attorney for another person to act on your behalf may prevent you from making Surrenders via telephone and internet.
What should be considered about taxes?
There are certain tax consequences associated with Surrenders. If you make a Surrender prior to age 59½, there may be adverse tax consequences including a 10% federal income tax penalty on the taxable portion of the Surrender payment. Surrendering before age 59½ may also affect the continuing tax-qualified status of some Contracts.
We do not monitor Surrender requests. Consult your personal tax adviser to determine whether a Surrender is permissible, with or without federal income tax penalty.
If you own more than one Contract issued by us in the same calendar year, then these Contracts may be treated as one Contract for the purpose of determining the taxation of distributions prior to the Annuity Commencement Date.
Internal Revenue Code section 403(b) annuities - Section 403(b) annuities have limits on full and partial Surrenders. Contributions to your Contract made after December 31, 1988 and any increases in cash value after December 31, 1988 may not be distributed unless you are: (a) age 59½, (b) no longer employed, (c) deceased, (d) disabled, or (e) experiencing a financial hardship (cash value increases may not be distributed for hardships prior to age 59½ ). Distributions prior to age 59½ due to financial hardship; unemployment or retirement may still be subject to a penalty tax of 10%.
We will no longer accept any incoming 403(b) exchanges or applications for 403(b) individual annuity contracts.
e. Annuity Commencement Date Deferral Option
Effective February 11, 2017, we began allowing eligible Contract Owners to defer their Annuity Commencement Date pursuant to the provisions outlined below. If you elect the Deferral Option, you may defer your Annuity Commencement Date to the Annuitant’s 100th birthday.
We will notify you prior to your Annuity Commencement Date of the options available to you at your Annuity Commencement Date. During the Election Period, which begins when we send you the Deferral Option rider and ends on your Annuity Commencement Date (“Election Period”), and which will begin at least ninety days before your Annuity Commencement Date, you may choose any of the available options.
We may withdraw the Deferral Option at any time.
If one of the options available at that time is the Deferral Option and the following conditions are met during the entirety of the Election Period, you may elect the Deferral Option:
•You own one or more eligible contracts issued by Talcott Resolution Life Insurance Company or Talcott Resolution Life and Annuity Insurance Company
•The Deferral Option is not available if you have elected any of the following living benefit riders: Lifetime Income Builder, Lifetime Income Builder II, Lifetime Income Foundation, Lifetime Income Builder Portfolios, Lifetime Income Builder Selects;
•You have not elected the Deferral Option previously;
•Your beneficiaries have not elected a death benefit settlement option;
•You are within 90 days of your Annuity Commencement Date and you are at least 90 years old on your Annuity Commencement Date;
•The state in which your Contract was issued has approved the Deferral Option rider;
•We must receive your signed Annuity Commencement Date Deferral Option Request Form in Good Order at our Administrative Office to elect the Deferral Option. We must receive the Annuity Commencement Date Deferral Option Request Form on any Valuation Day up to and including the Annuity Commencement Date, provided we receive it no later than 4:00 p.m. Eastern Time or, if earlier, the close of the New York Stock Exchange on the Annuity Commencement Date. If the Annuity Commencement Date falls on a non-Valuation Day we must receive it by the prior Valuation Day;
•You must not be beyond your Annuity Commencement Date or have annuitized your Contract;
•You must be a customer of a Financial Intermediary in accordance with our records;
•The Contract is not owned by a Charitable Remainder Trust (The Annuity Commencement Date of these contracts is the Annuitant's 100th birthday); and
•During the Election Period, we have not received a request to process additional Premium Payments through a 1035 exchange, direct transfer or direct rollover.

While we have described the Deferral Option, this does not signify that your state has approved the Deferral Option rider and does not mean that the Deferral Option will be available in the future even if the rider has been approved by your state. Approval by your state is not an endorsement by that state of the Deferral Option.
As you approach your Annuity Commencement Date if you have questions about whether or not this option is available in your state, please call us at 1-800-862-6668.
If you are eligible for the Deferral Option and if you properly elect the Deferral Option, the following changes to your contract will occur on your Annuity Commencement Date:
•Your Annuity Commencement Date will be deferred to the Annuitant’s 100th birthday ("the Deferred Annuity Commencement Date");
•All living benefit riders and all optional Death Benefit riders and their associated fees will terminate. No previously paid fees will be refunded. Specifically:
•The Death Benefit described in your Contract and any optional Death Benefits will be terminated and the new Death Benefit will be the Contract Value calculated as of the date of receipt of Due Proof of Death at our Administrative Office. During the time period between our receipt of Due Proof of Death and our receipt of complete settlement instructions from each Beneficiary, the Death Benefit amount will be subject to market fluctuations;
•All optional Death Benefit rider charges will no longer be assessed;
•Principal First and Principal First Preferred riders including any guaranteed income benefit, death benefit settlement option and any annuitization option under these riders (i) will be terminated in their entirety; (ii) the charge for these riders will no longer be assessed; and (iii) your contract will then be subject to the contract minimum rules. If you are receiving Automatic Income Payments under Principal First or Principal First Preferred riders, you may continue to do so once the Deferral Option is effective. However, you will then be subject to the contract minimum rules. That is, if after any withdrawal, whether it be a systematic withdrawal or a one-time partial Surrender, your Contract Value falls below the contract minimum, we will close your contract and pay the full Surrender Value. The contract minimum is generally $500, but varies by state and may be charged in the future in our sole discretion, with notice to you. The minimum may be obtained by calling us at 1-800-862-6668;
•At least 80% of your Contract Value must be invested in Sub-Accounts. That is, no more than 20% of your Contract Value may be allocated to the FAF. Any amount over 20% of Contract Value allocated to the FAF on the Annuity Commencement Date will be moved out of the FAF via a Dollar Cost Averaging program with a duration of six months or less according to the instructions that you provide to us on the Annuity Commencement Date Deferral Option Request Form. Any existing restriction on the maximum amount transferable from the FAF during any Contract Year will be waived on and after the Annuity Commencement Date. The Contract Value is calculated on the Valuation Day immediately before the transfer;
•Similarly, if there is a Dollar Cost Averaging Program already established from the FAF it will be terminated. You may begin a new Dollar Cost Averaging Program by contacting us after the Annuity Commencement Date;
•The default annuitization option for Qualified Contracts is the Life Annuity with Payments for a Period Certain Annuity Payout Option with a five year period certain. The default annuitization option for non-Qualified Contracts is the Life Annuity with Payments for a Period Certain Annuity Payout Option with a ten year period certain. In general, we use Contract Value to calculate fixed dollar amount Annuity Payouts, variable dollar amount Annuity Payouts, or a combination of fixed or variable dollar amount Annuity Payouts, depending on the investment allocation of your Contract in effect on the Deferred Annuity Commencement Date;
•If you elect the Deferral Option, premium taxes, if not previously deducted, will be deducted on your Deferred Annuity Commencement Date and not on your Annuity Commencement Date; and
•If you choose the Deferral Option, full and partial Surrenders may be made up to the Deferred Annuity Commencement Date.
•The ability to elect the Deferral Option may not be available in every State. The Deferral Option may be cancelled or withdrawn at any time by us without prior notification from us, except that we will not withdraw the option for any Contract Owner who has been offered the option at the beginning of the Election Period preceding the Annuity Commencement Date.
•If you elect the Deferral Option and if your Spouse continues the Contract after the Annuity Commencement Date, the terms of the Deferral Option will remain in force and will supersede any conflicting terms set forth above and the Deferred Annuity Commencement Date will be adjusted to the new Annuitant’s, if any, 100th birthday.
•If you elect the Deferral Option and if the Contingent Annuitant continues the Contract after the Annuity Commencement Date, the terms of the Deferral Option will remain in force and will supersede any conflicting terms set forth above and the Deferred Annuity Commencement Date will be adjusted to the new Annuitant’s 100th birthday.

•Once elected, in the event the Contingent Annuitant becomes the Annuitant and in the absence of a written election to the contrary, the Deferred Annuity Commencement Date will be the fifteenth day of the month coincident with or next following the Contingent Annuitant’s 100th birthday.
Please note that if you elect the Deferral Option, then, after your Annuity Commencement Date, the Contract terms described above will be modified. All inconsistent terms set forth in this Prospectus will not apply after your Annuity Commencement Date.
We encourage you to review the Deferral Option with your tax adviser regarding the tax consequences of electing the Deferral Option.
This Deferral Option will not be appropriate for all Contract Owners, and it may not be in your best interest to elect the Deferral Option.
Other Considerations
•We cannot recommend whether or not the Deferral Option is the right choice for you. Please discuss the merits of the Deferral Option with your Financial Intermediary and tax adviser to be sure that the Deferral Option is suitable for you based on your particular circumstances;
•It is possible that the IRS could characterize the deferral of your annuity commencement date as a deemed exchange of your contract. Therefore, if your contract was issued prior to 1989, you should discuss the possible loss of any grandfathered rights related to your current contract with your tax adviser. In addition, if you elect the Deferral Option for more than one contract in the same year and the IRS were to characterize the deferral of your annuity commencement dates as a deemed exchange of your contracts, your contracts may be aggregated for the purposes of determining the taxability of any future distributions;
•It is possible that the selection of an Annuity Commencement Date at certain advanced ages could result in the Contract not being treated as an annuity for tax purposes; therefore, you should consult with your tax adviser;
•Whether the advantages of deferring the Annuity Commencement Date outweigh any other option available to you at that time including liquidation or choosing an Annuity Payout Option;
•Whether the advantages of deferring the Annuity Commencement Date outweigh the disadvantages, including the loss of all Death Benefits in excess of Contract Value, the loss of all living benefits and the constraints on investments into the FAF;
•Whether you have other assets to meet your future income needs;
•Whether you will change your mind. Once you have elected the Deferral Option, you will not have the ability to reinstate the Principal First or Principal First Preferred rider or reverse any other changes made to your Contract on the Annuity Commencement Date;
•In your evaluation of the Deferral Option, you should consult with your Financial Intermediary and tax adviser and potentially any Beneficiaries named in the Contract;
•The Deferral Option may not be available in all states, through all Financial Intermediaries or for all contracts;
•Financial Intermediaries do not receive additional compensation if you choose the Deferral Option, but continue to receive existing compensation throughout the deferral period;
•If you choose an Annuity Payout Option, you cannot later elect the Deferral Option; and
•If you elect the Deferral Option, you may choose any then available Annuity Payout Options at or before the Deferred Annuity Commencement Date; however, you cannot elect to defer your Deferred Annuity Commencement Date further. On your Deferred Annuity Commencement Date if you have a Qualified Contract, the default Annuity Payout Option is a Life Annuity with Payments for a Period Certain Payout Option with period certain of five years. If you have a non-Qualified Contract, the default Annuity Payout Option is the Life Annuity with Payments for a Period Certain Payout Option with a ten year period certain. In general, we use Contract Value to calculate fixed dollar amount Annuity Payouts, variable dollar amount Annuity Payouts, or a combination of fixed or variable dollar amount Annuity Payouts, depending on the investment allocation of your Contract in effect on the Deferred Annuity Commencement Date.
f.    Annuity Payouts
When you “annuitize” your Contract, you begin the process of converting Accumulation Units in what is known as the “payout phase.” The payout phase starts with your Annuity Commencement Date and ends when we make the last payment required under your Contract. You should answer the following questions:
•When do you want Annuity Payouts to begin?
•Which Annuity Payout Option do you want to use?
•How often do you want the Payee to receive Annuity Payouts?
•Do you want Annuity Payouts to be fixed dollar amount or variable dollar amount?

Please check with your investment professional to select the Annuity Payout Option that best meets your income needs.
When do your Annuity Payouts begin?
Consider the age you will be when you start Annuity Payouts. Annuity Payouts started at a younger age will be greater than at an older age. Your Annuity Commencement Date cannot be earlier than:

✓	2nd Contract Anniversary - if choosing a fixed dollar amount Annuity Payout
✓	Immediately - if choosing a variable dollar amount Annuity Payout or be later than:

✓	Annuitant’s 90th birthday (or if the Contract Owner is a Charitable Remainder Trust, the Annuitant’s 100th birthday); or
✓	10th Contract Year (subject to state variation)
As of October 4, 2013 we no longer allow Contract Owners to extend their Annuity Commencement Date even though we may have granted extensions in the past to you or other similarly situated investors.
Effective February 11, 2017, we began allowing eligible Contract Owners to defer their Annuity Commencement Date pursuant to the provisions outlined in the Annuity Commencement Date Deferral Option section above. If you elect the Deferral Option, you may defer your Annuity Commencement Date the Annuitant’s 100th birthday. Once elected, in the event the Contingent Annuitant becomes the Annuitant and in the absence of a written election to the contrary, the Deferred Annuity Commencement Date will be the fifteenth day of the month coincident with or next following the Contingent Annuitant’s 100th birthday.
•For Qualified Contracts, if you defer your Annuity Commencement Date and if, between your original Annuity Commencement Date and your Deferred Annuity Commencement Date, you do not tell us which Annuity Payout Option you want, we will pay you under the Life Annuity with Payments For a Period Certain Payout Option with period certain payments for five years. For non-Qualified Contracts, if you defer your Annuity Commencement Date and if, between your Annuity Commencement Date and your Deferred Annuity Commencement Date, you do not tell us which Annuity Payout Option you want, we will pay you under the Life Annuity with Payments For a Period Certain Payout Option with a ten year period certain.
The Annuity Calculation Date is when the amount of your Annuity Payout is determined. This occurs within five Valuation Days before your selected Annuity Commencement Date.
All Annuity Payouts, regardless of frequency, will occur on the same day of the month as the Annuity Commencement Date. After the initial payout, if an Annuity Payout date falls on a non-Valuation Day, the Annuity Payout is computed on the prior Valuation Day. If the Annuity Payout date does not occur in a given month due to a leap year or months with only 28 days (i.e. the 31st), the Annuity Payout will be computed on the last Valuation Day of the month.
Proof of Survival
The payment of any annuity benefit will be subject to evidence that the Annuitant is alive on the date such payment is otherwise due.
Which Annuity Payout Option do you want to use?
Your Contract contains the Annuity Payout Options described below. We may at times offer other Annuity Payout Options. Once we begin to make Annuity Payouts, the Annuity Payout Option cannot be changed.
Life Annuity
We make Annuity Payouts as long as the Annuitant is living. When the Annuitant dies, we stop making Annuity Payouts. A Payee would receive only one Annuity Payout if the Annuitant dies after the first payout, two Annuity Payouts if the Annuitant dies after the second payout, and so forth.
Life Annuity With Payments for a Period Certain
We will make Annuity Payouts as long as the Annuitant is living, but we at least guarantee to make Annuity Payouts for a time period you select, between 5 years and 100 years minus the Annuitant’s age. If the Annuitant dies before the guaranteed number of years have passed, then the Beneficiary may elect to continue Annuity Payouts for the remainder of the guaranteed number of years or receive the Commuted Value in one sum. If the Contract is a qualified contract, the annuity payments may need to be modified after the death of the individual or designated beneficiary, as necessary to comply with IRS rules and regulations.
Life Annuity with a Cash Refund
We will make Annuity Payouts as long as the Annuitant is living. When the Annuitant dies, if the Annuity Payouts already made are less than the Contract Value on the Annuity Commencement Date minus any Premium Tax, the remaining value will be paid to the Beneficiary. The remaining value is equal to the Contract Value minus any Premium Tax minus all Annuity Payouts already made. This option is only available for fixed dollar amount Annuity Payouts.

Joint and Last Survivor Life Annuity
We will make Annuity Payouts as long as the Annuitant and Joint Annuitant are living. When one Annuitant dies, we continue to make Annuity Payouts until that second Annuitant dies. Adding a joint life will usually lower the payout amount. At younger ages there is little impact, the impact is greater at older ages.When choosing this option, you must decide what will happen to the Annuity Payouts after the first Annuitant dies. You must select Annuity Payouts that:
•Remain the same at 100%, or
•Decrease to 66.67%, or
•Decrease to 50%.
For variable Annuity Payouts, these percentages represent Annuity Units; for fixed Annuity Payouts, they represent actual dollar amounts. The percentage will also impact the Annuity Payout amount we pay while both Annuitants are living. If you pick a lower percentage, your original Annuity Payouts will be higher while both Annuitants are alive.
Joint and Last Survivor Life Annuity With Payments For a Period Certain
We will make Annuity Payouts as long as either the Annuitant or Joint Annuitant are living, but we at least guarantee to make Annuity Payouts for a time period you select, between 5 years and 100 years minus your younger Annuitant’s age. Adding a joint life will usually lower the payout amount. At younger ages there is little impact, the impact is greater at older ages. If the Annuitant and the Joint Annuitant both die before the guaranteed number of years have passed, then the Beneficiary may continue Annuity Payouts for the remainder of the guaranteed number of years or receive the Commuted Value in one sum. If the Contract is a qualified contract, the annuity payments may need to be modified after the death of the individual or designated beneficiary, as necessary to comply with IRS rules and regulations.
When choosing this option, you must decide what will happen to the Annuity Payouts after the first Annuitant dies. You must select Annuity Payouts that:
•Remain the same at 100%, or
•Decrease to 66.67%, or
•Decrease to 50%.
For variable dollar amount Annuity Payouts, these percentages represent Annuity Units. For fixed dollar amount Annuity Payouts, these percentages represent actual dollar amounts. The percentage will also impact the Annuity Payout amount we pay while both Annuitants are living. If you pick a lower percentage, your original Annuity Payouts will be higher while both Annuitants are alive.
Payments for a Period Certain
We agree to make payments for a specified time. The minimum period that you can select is 10 years during the first two Contract Years and 5 years after the second Contract Anniversary. The maximum period that you can select is 100 years minus your Annuitant’s age. If, at the death of the Annuitant, Annuity Payouts have been made for less than the time period selected, then the Beneficiary may elect to continue the remaining Annuity Payouts or receive the Commuted Value in one sum. You may not choose a fixed dollar amount Annuity Payout during the first two Contract Years. If the Contract is a qualified contract, the annuity payments may need to be modified after the death of the individual or designated beneficiary, as necessary to comply with IRS rules and regulations.
You cannot Surrender your Contract once Annuity Payouts begin, unless you have selected Life Annuity with Payments for a Period Certain, Joint and Last Survivor Life Annuity with Payments For a Period Certain, or Payments For a Period Certain Annuity Payout Option. A CDSC, if applicable, may be deducted.
For certain qualified Contracts, if you elect an Annuity Payout Option with a Period Certain, the guaranteed number of years must be less than the life expectancy of the Annuitant at the time the Annuity Payouts begin. We compute life expectancy using the IRS mortality tables.
Automatic Annuity Payouts - If you do not elect an Annuity Payout Option, monthly Annuity Payouts will automatically begin on the Annuity Commencement Date under the Life Annuity with Payments for a Period Certain Annuity Payout Option with a ten-year period certain. Automatic Annuity Payouts will be fixed dollar amount Annuity Payouts, variable dollar amount Annuity Payouts, or a combination of fixed or variable dollar amount Annuity Payouts, depending on the investment allocation of your Account in effect on the Annuity Commencement Date. Automatic variable Annuity Payouts will be based on an Assumed Investment Return equal to 5%.
For Qualified Contracts, if you defer your Annuity Commencement Date and if, between your Annuity Commencement Date and your Deferred Annuity Commencement Date, you do not tell us what Annuity Payout Option you want, we will pay you under the Life Annuity with Payments for a Period Certain Annuity Payout Option with a five year period certain.
How often do you want the Payee to receive Annuity Payouts?
In addition to selecting an Annuity Commencement Date and an Annuity Payout Option, you must also decide how often you want the Payee to receive Annuity Payouts. You may choose to receive Annuity Payouts:
•monthly,

•quarterly,
•semi-annually, or
•annually.
Annual Annuity Payouts are less than 12 times the monthly payout amount due to a modal factor based on the AIR for variable Annuity Payouts or minimum interest rate for fixed Annuity Payouts. Once you select a frequency, it cannot be changed. If you do not make a selection, the Payee will receive monthly Annuity Payouts. You must select a frequency that results in an Annuity Payout of at least $50. If the amount falls below $50, we have the right to change the frequency to bring the Annuity Payout up to at least $50.
Do you want Annuity Payouts to be Fixed Dollar Amount or Variable Dollar Amount?
You may choose an Annuity Payout Option with fixed dollar amounts or variable dollar amounts, depending on your income needs. Fixed dollar Annuity Payouts do not change. Variable dollar Annuity Payouts change with every payout. A lower AIR will start with a lower payout amount. You may not choose a fixed dollar amount Annuity Payout during the first two Contract Years.
Fixed Dollar Amount Annuity Payouts - Once a fixed dollar amount Annuity Payout begins, you cannot change your selection to receive variable dollar amount Annuity Payouts. You will receive equal fixed dollar amount Annuity Payouts throughout the Annuity Payout period. Fixed dollar amount Annuity Payout amounts are determined by multiplying the Contract Value, minus any applicable Premium Taxes, by an annuity rate set by us. Annuity purchase rates may vary based on the aspect of the Contract annuitized.
Variable Dollar Amount Annuity Payouts - Once a variable dollar amount Annuity Payout begins, you cannot change your selection to receive a fixed dollar amount Annuity Payout. A variable dollar amount Annuity Payout is based on the investment performance of the Sub-Accounts. The variable dollar amount Annuity Payouts may fluctuate with the performance of the Funds. To begin making variable dollar amount Annuity Payouts, we convert the first Annuity Payout amount to a set number of Annuity Units and then price those units to determine the Annuity Payout amount. The number of Annuity Units that determines the Annuity Payout amount remains fixed unless you transfer units between Sub-Accounts.
The dollar amount of the first variable Annuity Payout depends on:
•the Annuity Payout Option chosen,
•the Annuitant’s attained age and gender (if applicable),
•the applicable annuity purchase rates based on the 1983a Individual Annuity Mortality table adjusted for projections based on accepted actuarial principles, and
•the Assumed Investment Return (“AIR”).
The total amount of the first variable dollar amount Annuity Payout is determined by dividing the Contract Value minus any applicable Premium Taxes by $1,000 and multiplying the result by the payment factor defined in the Contract for the selected Annuity Payout Option.
The dollar amount of each subsequent variable dollar amount Annuity Payout is equal to the total of Annuity Units for each Sub-Account multiplied by the Annuity Unit Value of each Sub-Account.
The Annuity Unit Value of each Sub-Account for any Valuation Period is equal to the Accumulation Unit Value Net Investment Factor for the current Valuation Period multiplied by the Annuity Unit Factor, multiplied by the Annuity Unit Value for the preceding Valuation Period. The Annuity Unit Factor offsets the AIR used to calculate your first variable dollar amount Annuity Payout.
The first Annuity Payout will be based upon the AIR. The remaining Annuity Payouts will fluctuate based on the performance of the Funds in relation to the AIR. A lower AIR will start with a lower payout amount. The degree of the fluctuation will depend on the AIR you select.
You can select one of the following AIRs offered, subject to state variations:

AIR	Annuity Unit Factor	AIR	Annuity Unit Factor	AIR	Annuity Unit Factor
3%	0.999919	5%	0.999866	6%	0.999840
The greater the AIR, the greater the initial Annuity Payout. But a higher AIR may result in a smaller potential growth in future Annuity Payouts when the Sub-Accounts earn more than the AIR. On the other hand, a lower AIR results in a lower initial Annuity Payout, but future Annuity Payouts have the potential to be greater when the Sub-Accounts earn more than the AIR.
For example, if the Sub-Accounts earned exactly the same as the AIR, then the second monthly Annuity Payout is the same as the first. If the Sub-Accounts earned more than the AIR, then the second monthly Annuity Payout is higher than the first. If the Sub-Accounts earned less than the AIR, then the second monthly Annuity Payout is lower than the first.

Level variable dollar amount Annuity Payouts would be produced if the investment returns remained constant and equal to the AIR. In fact, Annuity Payouts will vary up or down as the investment rate varies up or down from the AIR. The degree of variation depends on the AIR you select.
After the Annuity Calculation Date, you may transfer dollar amounts of Annuity Units from one Sub-Account to another. On the day you make a transfer, the dollar amounts are equal for both Sub-Accounts and the number of Annuity Units will be different. We will transfer the dollar amount of your Annuity Units the day we receive your written request if received before the close of the New York Stock Exchange. Otherwise, the transfer will be made on the next Valuation Day. All Sub-Account transfers must comply with applicable transfer restriction policies.
Combination Annuity Payout - You may choose to receive a combination of fixed dollar amount and variable dollar amount Annuity Payouts as long as they total 100% of your Annuity Payout. For example, you may choose to use 40% fixed dollar amount and 60% variable dollar amount to meet your income needs. Combination Annuity Payouts are not available during the first two Contract Years.
8. Benefits Under the Contract
The following table summarizes information about the benefits under the Contract.

Optional Benefits (No Longer Available For Election)
Name of Benefit	Purpose	Maximum Fee	Brief Description of Restrictions/Limitations
MAV/MAV Plus	•Guaranteed minimum death benefit •Provides an enhanced death benefit that may increase the amount payable upon death compared to the standard death benefit	0.30% (as a percentage of daily Contract Value)
•Withdrawals may significantly reduce the death benefit
•Advisory fee withdrawals impact the benefit in the same manner as any other partial withdrawal, therefore such withdrawals may significantly reduce the benefit by more than the amount withdrawn
•Increases to Maximum Anniversary Value are only calculated prior to the 81st birthday
•Earning Protection Benefit is not available for issue ages over 75
•Annuitizing the Contract will eliminate the benefit

Principal First
•Guaranteed minimum withdrawal benefit
•Provides for guaranteed yearly withdrawals/payments until your benefit base has been exhausted
•Includes a five-year elective step-up feature that may increase the benefit
0.75% (as a percentage of daily Contract Value)
•Guaranteed benefit not provided for life
•Guaranteed withdrawals may begin any time after issuance
•Excess withdrawals may significantly reduce or terminate this benefit
•Withdrawals reduce the potential for step-ups
•Advisory fee withdrawals impact the benefit in the same manner as any other partial withdrawal, therefore such withdrawals may significantly reduce the benefit by more than the amount withdrawn
•Step-ups may be elected once every five years
•Electing step-up may increase current fee
•Benefit base cannot be more than $5 million
•Annuitizing the Contract may eliminate the benefit
•Election of the Deferral Option terminates the benefit

Principal First Preferred	•Guaranteed minimum withdrawal benefit •Provides for guaranteed yearly withdrawals/payments until your benefit base has been exhausted	0.20% (as a percentage of daily Contract Value)
•Guaranteed benefit not provided for life
•Guaranteed withdrawals may begin any time after issuance
•Excess withdrawals may significantly reduce or terminate this benefit
•Advisory fee withdrawals impact the benefit in the same manner as any other partial withdrawal, therefore such withdrawals may significantly reduce the benefit by more than the amount withdrawn
•Benefit base cannot be more than $5 million
•Annuitizing the Contract may eliminate the benefit
•Election of the Deferral Option terminates the benefit

Lifetime Income Builder Selects
•Guaranteed minimum lifetime withdrawal benefit
•Provides for guaranteed yearly withdrawals/payments until the death of the covered live(s) if conditions are satisfied
•Includes an annual automatic step-up feature that may increase the benefit, subject to annual cap
•Includes a guaranteed minimum death benefit that replaces the standard death benefit
1.50% (as a percentage of Payment Base)
•Investment restrictions limit available investment options
•Guaranteed withdrawals cannot begin until the relevant covered life attains age 59-1/2
•Early and excess withdrawals may significantly reduce or terminate the benefit
•Withdrawals reduce the potential for step-ups
•Withdrawals may significantly reduce the death benefit
•Advisory fee withdrawals impact the benefit in the same manner as any other partial withdrawal, therefore such withdrawals may significantly reduce the benefit by more than the amount withdrawn
•Automatic step-ups waived if you declined fee increase
•Increase to benefit from single step-up capped at 10%
•Benefit base cannot be more than $5 million
•Premium Payments may be subject to restrictions
•Annuitizing the Contract may eliminate the benefit
•Deferral Option is not available

Lifetime Income Builder Portfolios
•Guaranteed minimum lifetime withdrawal benefit
•Provides for guaranteed yearly withdrawals/payments until the death of the covered live(s) if conditions are satisfied
•Includes an annual automatic, uncapped step-up feature that may increase the benefit
•Includes a guaranteed minimum death benefit that replaces the standard death benefit
1.50% (as a percentage of Payment Base)
•Investment restrictions limit available investment options
•Guaranteed withdrawals cannot begin until the relevant covered life attains age 59-1/2
•Early and excess withdrawals may significantly reduce or terminate the benefit
•Withdrawals reduce the potential for step-ups
•Withdrawals may significantly reduce the death benefit
•Advisory fee withdrawals impact the benefit in the same manner as any other partial withdrawal, therefore such withdrawals may significantly reduce the benefit by more than the amount withdrawn
•Automatic step-ups waived if you declined fee increase
•Benefit base cannot be more than $5 million
•Premium Payments may be subject to restrictions
•Annuitizing the Contract may eliminate the benefit
•Deferral Option is not available

Lifetime Income Builder
•Guaranteed minimum lifetime withdrawal benefit
•Provides for guaranteed yearly withdrawals/payments until the death of the covered live(s) if conditions are satisfied
•Includes an annual automatic, uncapped step-up feature that may increase the benefit
•Includes a guaranteed minimum death benefit that replaces the standard death benefit
0.75% (as a percentage of Payment Base)
•Investment restrictions limit available investment options
•Guaranteed withdrawals/payments cannot begin until the relevant covered life attains age 60
•Early and excess withdrawals may significantly reduce or terminate the benefit
•Withdrawals reduce the potential for step-ups
•Withdrawals may significantly reduce the death benefit
•Advisory fee withdrawals impact the benefit in the same manner as any other partial withdrawal, therefore such withdrawals may significantly reduce the benefit by more than the amount withdrawn
•Automatic step-ups waived if you declined fee increase
•Increase to benefit from single step-up capped at 10%
•Benefit base cannot be more than $5 million
•Annuitizing the Contract may eliminate the benefit
•Deferral Option is not available

Lifetime Income Builder II
•Guaranteed minimum lifetime withdrawal benefit
•Provides for guaranteed yearly withdrawals/payments until the death of the covered live(s) if conditions are satisfied
•Includes an annual automatic step-up feature that may increase the benefit, subject to annual cap
•Includes a guaranteed minimum death benefit that replaces the standard death benefit
0.75% (as a percentage of Payment Base)
•Investment restrictions limit available investment options
•Guaranteed withdrawals/payments cannot begin until the relevant covered life attains age 60
•Early and excess withdrawals may significantly reduce or terminate the benefit
•Withdrawals may significantly reduce the death benefit
•Advisory fee withdrawals impact the benefit in the same manner as any other partial withdrawal, therefore such withdrawals may significantly reduce the benefit by more than the amount withdrawn
•Automatic step-ups waived if you declined fee increase
•Increase to benefit from single step-up capped at 10%
•Benefit base cannot be more than $5 million
•Premium Payments may be subject to restrictions
•Annuitizing the Contract may eliminate the benefit
•Deferral Option is not available

Lifetime Income Foundation
•Guaranteed minimum lifetime withdrawal benefit
•Provides for guaranteed yearly withdrawals/payments until the death of the covered live(s) if certain conditions are satisfied
•Includes a guaranteed minimum death benefit that replaces the standard death benefit
0.30% (as a percentage of Payment Base)
•Investment restrictions limit available investment options
•Guaranteed withdrawals/payments cannot begin until the relevant covered life attains age 60
•Early and excess withdrawals may significantly reduce or terminate the withdrawal benefit
•Withdrawals may significantly reduce the death benefit
•Advisory fee withdrawals impact the benefit in the same manner as any other partial withdrawal, therefore such withdrawals may significantly reduce the benefit by more than the amount withdrawn
•Benefit base cannot be more than $5 million
•Premium Payments may be subject to restrictions
•Annuitizing the Contract may eliminate the benefit
•Deferral Option is not available

Standard Benefits (No Additional Charge)
Name of Benefit	Purpose	Brief Description of Restrictions/Limitations
InvestEase®	Electronic transfer of funds from your bank account into your Contract	•Minimum amount for each transfer is $50
Asset Allocation Models	Model allocations among investment options that may be based on factors such as, e.g., risk, time horizon, or certain funds of fund families
•Must invest all Premium Payments in a selected model
•May participate in only one model at a time
•Models cannot be combined with other models or individual investment option elections
•May be required to select a model under a benefit's investment restrictions
•May switch models up to 12 times per year, subject to any applicable investment restrictions
•Participation subject to quarterly rebalancing

Asset Rebalancing	Allows you to automatically rebalance Contract Value in the Sub-Accounts at a specified frequency to the asset allocation percentages that you previously selected.	•Only one set of asset allocation instructions at a time •Fixed Accumulation Feature excluded
Dollar Cost Averaging - Fixed Amount DCA	Provides for automatic, periodic transfers of fixed amounts from the Fixed Accumulation Feature to other investment options	•Fixed Accumulation Feature may not be available for investment •Transfers may be monthly or quarterly •Must perform at least three transfers to remain in the program

Dollar Cost Averaging - Earnings/Interest DCA	Provides for automatic, periodic transfers of earnings or interest from investment options to other investment options	•Fixed Accumulation Feature may not be available for investment •Transfers may be monthly or quarterly •Must perform at least three transfers to remain in the program
Automatic Income Program	Provides for automatic, periodic partial withdrawals up to 10% of total Premium Payments, or up to the allowable limit under an optional benefit, each Contract Year, without any early withdrawal charges
•Partial withdrawals may occur monthly, quarterly, semi-annually or annually
•Minimum amount of each withdrawal is $100
•Amounts withdrawn count towards the Annual Withdrawal Amount and any applicable optional benefit withdrawal limits

Death Benefit	Upon the Contract Owner's or Annuitant's death during the Accumulation Period, provides for payment of Premium Security for issue ages under 81 and payment for of the Asset Protection Benefit for issue ages 81 to 85
•Partial withdrawals may significantly reduce the benefit, including by more than the amount withdrawn
•Increases to Maximum Anniversary Value are only calculated prior to the 81st birthday
•Terminates upon entering the Annuity Period
•Advisory fee withdrawals impact the benefit in the same manner as any other partial withdrawal, therefore such withdrawals may significantly reduce the benefit by more than the amount withdrawn

Hospital or Skilled Health Care facility confinement waiver (Nursing Home Waiver)	Provides a waiver of surrender charges if a covered person is confined to a defined facility	•A covered person must meet the preset conditions for a preset amount to time to qualify for the waiver of surrender charges on a full or partial withdrawal.
9. Death Benefits
a.    Standard Death Benefits
What is the Death Benefit and how is it calculated?
The Death Benefit is the amount we will pay if the Owner, joint Owner, or the Annuitant, if applicable, dies before we begin to make Annuity Payouts. We calculate the Death Benefit when, and as of the date that, we receive a certified death certificate or other legal document acceptable to us. The Death Benefits described below are at no additional cost. Standard Death Benefits are automatically included in your Contract unless superseded by certain optional benefits. Terms and titles used in riders to your Contract may differ from those used in this prospectus.
The calculated Death Benefit will remain invested according to the Owner’s last instructions until we receive complete written settlement instructions from the Beneficiary. This means the Death Benefit amount will fluctuate with the performance of the Account. When there is more than one Beneficiary, we will calculate the Accumulation Units for each Sub-Account and the dollar amount for the FAF for each Beneficiary’s portion of the proceeds.
If you elect the Deferral Option, then on and after the original Annuity Commencement Date, your Death Benefit will equal the Contract Value calculated as of the date of receipt of Due Proof of Death at our Administrative Office. During the time period between our receipt of Due Proof of Death and our receipt of complete settlement instructions from each Beneficiary, the calculated Death Benefit amount will be subject to market fluctuations. No other Death Benefit, optional Death Benefits or living benefits apply. All optional Death Benefits, living benefits and their associated charges will terminate. Please see the section titled Annuity Commencement Date Deferral Option for more information.
What is the Standard Death Benefit for Series II and Series IIR Contracts?
These versions of the Contract include a standard Death Benefit that is based on the age of the Owner(s) and Annuitant. Standard Death Benefits are at no additional cost.
If all Owner(s) and Annuitant are less than age 76 on the Contract issuance date, you can choose either the Premium Protection or the Asset Protection Death Benefit. If you do not choose a death benefit, we will automatically issue the Asset Protection Death Benefit. If any Owner(s) or Annuitant is more than age 76 on the Contract issuance date, we will automatically issue the Asset Protection Death Benefit.
The Premium Protection Death Benefit
If applicable, your Death Benefit is the highest of:
• Contract Value; or
• Total Premium Payments adjusted for partial Surrenders.

If your Contract has the Premium Protection Death Benefit and you transfer ownership of your Contract to someone who was 76 years old or older at the time you purchased your Contract, the Premium Protection Death Benefit will no longer apply as of the date of transfer and the death benefit will be a return of your Contract Value. As used above, “Contract Value” refers to your Contract Value on the date we receive due proof of death.
The following are examples of how Premium Protection Death Benefit works:

Example 1
Assume that:
•You made an initial Premium Payment of $100,000,
•In your fourth Contract Year, you made a partial Surrender of $8,000,
•Your Contract Value in the fourth year immediately before your Surrender was $109,273,
•On the day we calculate the Death Benefit, your Contract Value was $117,403.
The adjustment to your total Premium Payments for partial Surrenders is on a dollar-for-dollar basis up to 10% of total Premium Payments. The partial Surrender of $8,000 is less than 10% of Premium Payments. Your adjusted total Premium Payments is $92,000.
Because your Contract Value at death was greater than the adjusted total Premium Payments, your Death Benefit is $117,403.

Example 2
Assume that:
•You made an initial Premium Payment of $100,000,
•In your fourth Contract Year, you made a partial Surrender of $60,000,
•Your Contract Value in the fourth year immediately before your Surrender was $150,000,
•On the day we calculate the Death Benefit, your Contract Value was $120,000.
The adjustments to your Premium Payments for partial Surrenders is on a dollar-for-dollar basis up to 10% of total Premium Payments. 10% of the total Premium Payments is $10,000. Total Premium Payments adjusted for dollar-for-dollar partial Surrenders is $90,000. The remaining partial Surrenders equal $50,000. This amount will reduce your total Premium Payments by a factor. To determine this factor, we take your Contract Value immediately before the Surrender [$150,000] and subtract the $10,000 dollar-for- dollar adjustment to get $140,000. The proportional factor is 1 – (50,000/140,000) = .64286. This factor is multiplied by $90,000. The result is an adjusted total Premium Payment of $57,857.

Because your Contract Value at death was greater than the adjusted total Premium Payments, your Death Benefit is $120,000.
The Asset Protection Death Benefit
If applicable, except as noted below, your Death Benefit is the highest of A, B or C, below:
A. Contract Value; or
B. Contract Value plus 25% of total Premium Payments adjusted for partial Surrenders (excluding Premium Payments we receive within 12 months of death); or
C. Contract Value plus 25% of Maximum Anniversary Value.
The Asset Protection Death Benefit cannot exceed the highest of:
• Contract Value;
• Total Premium Payments adjusted for partial Surrenders; or
• Maximum Anniversary Value.
All references to “Contract Value” refer to such value on the date we receive due proof of death.
The following are examples of how Asset Protection Death Benefit works:

Example 1
Assume that:
•You made an initial Premium Payment of $100,000,
•In your fourth Contract Year, you made a withdrawal of $8,000,
•Your Contract Value in your fourth Contract Year immediately before your withdrawal was $109,273,
•On the day we calculate the Death Benefit, your Contract Value was $117,403,
•Your Maximum Anniversary Value was $11,403.
To calculate the Asset Protection Death Benefit, we calculate the following three values:
•The Contract Value of your Contract on the day we calculate the Death Benefit [$117,403],

•The Contract Value of your Contract, plus 25% of the total Premium Payments you have made to us minus any Premium Payments we receive within 12 months of death and an adjustment for any partial Surrenders. [$117,403 + 25% ($100,000 – $8,000) = $140,403],

•The Contract Value of your Contract, plus 25% of Your Maximum Anniversary Value minus an adjustment for any partial Surrenders [$117,403 + 25% ($117,403 – $8,000) = $144,754], but it cannot exceed the greatest of:

•The Contract Value of your Contract on the date we calculate the Death Benefit [$117,403],
•Total Premium Payments you have made to us minus any Premium Payments we receive within 12 months of death and an adjustment for partial Surrenders [$100,000 – $8,000 = $92,000]; or
•Your Maximum Anniversary Value adjusted for any partial Surrenders [$117,403 – $8,000 = $109,403].
Because the Contract Value of your Contract [$117,403] is greater than your Maximum Anniversary Value adjusted for partial Surrenders [$109,403] and your adjusted total Premium Payments [$92,000], the amount of the Death Benefit would be your Contract Value or $117,403.

Example 2
Assume that:
•You made an initial Premium Payment of $100,000,
•In your fourth Contract Year, you made a partial Surrender of $60,000,
•Your Contract Value in your fourth Contract Year immediately before your Surrender was $150,000,
•On the day we calculate the Death Benefit, your Contract Value was $120,000,
•Your Maximum Anniversary Value was $140,000.
To calculate the Asset Protection Death Benefit, we calculate the following three values:
•The Contract Value of your Contract on the day we calculate the Death Benefit [$120,000],
•The Contract Value of your Contract, plus 25% of the total Premium Payments you have made to us minus any Premium Payments we receive within 12 months of death and an adjustment for any partial Surrenders. [$120,000 + 25% of $57,857 = $134,464 (see below)],

•The Contract Value of your Contract, plus 25% of Your Maximum Anniversary Value minus an adjustment for any partial Surrenders [$120,000 + 25% ($83,571) = $140,893 (see below)].
The Asset Protection Death Benefit is the greatest of these three values but it cannot exceed the greatest of:
•The Contract Value of your Contract on the date we calculate the Death Benefit [$120,000],
•Total Premium Payments you have made to us minus any Premium Payments we receive within 12 months of death and an adjustment for partial Surrenders [$57,857 (see below)]; or
•Your Maximum Anniversary Value adjusted for any partial Surrenders [$83,571 (see below)].
The adjustments to your Premium Payments and/or Maximum Anniversary Value for partial Surrenders is on a dollar-for-dollar basis up to 10% of total Premium Payments. 10% of the total Premium Payments is $10,000.
Total Premium Payments adjusted for dollar-for-dollar partial Surrenders is $90,000. The remaining partial Surrenders equal $50,000. This amount will reduce your total Premium Payments by a factor. To determine this factor, we take your Contract Value immediately before the Surrender [$150,000] and subtract the $10,000 dollar-for-dollar adjustment to get $140,000. The proportional factor is 1 – (50,000/140,000) = .64286. This factor is multiplied by $90,000. The result is an adjusted total Premium Payment of $57,857.
Your Maximum Anniversary Value adjusted for partial Surrenders on a dollar-for-dollar basis up to 10% of Premium Payments is $130,000. Remaining partial Surrenders are $50,000. We use this amount to reduce your Maximum Anniversary Value by a factor. To determine this factor, we take your Contract Value immediately before the Surrender [$150,000] and subtract the $10,000 dollar-for-dollar adjustment to get $140,000. The proportional factor is 1 – (50,000/140,000) = .64286. This factor is multiplied by $130,000. The result is an adjusted Maximum Anniversary Value of $83,571.
Your Asset Protection Death Benefit is $120,000. This is because your Contract Value at death [$120,000] was the greatest of:
•The Contract Value of your Contract on the date we calculate the Death Benefit [$120,000],
•Total Premium Payments you have made to us minus any Premium Payments we receive within 12 months of death and an adjustment for partial Surrenders [$57,857]; or
•Your Maximum Anniversary Value minus an adjustment for any partial Surrenders [$83,571].
What is the Standard Death Benefit for Series III Contracts?
The Premium Security Death Benefit
This standard Death Benefit is automatically issued if you and the Annuitant are all younger than age 81 when the Contract is issued. This Death Benefit is the highest of:
•Contract Value; or

•Total Premium Payments adjusted for partial Surrenders; or
•The lesser of:
•Maximum Anniversary Value, or
•the sum of Contract Value plus 25% of Maximum Anniversary Value (excluding Premium Payments we receive within 12 months of death).
Please refer to Premium Security Death Benefit examples 1 - 2 in Appendix D.
The Asset Protection Death Benefit
This standard Death Benefit is automatically issued if you or the Annuitant are between ages 81 to 85 when the Contract is issued. This Death Benefit is the highest of:
•Contract Value; or
•The lesser of:
•Premium Payments (adjusted for partial Surrenders), or
•the sum of Contract Value plus 25% of total Premium Payments adjusted for partial Surrenders (excluding Premium Payments we receive within 12 months of death).
If one of the Owners and Annuitant is age 81 or older on the date we issue this Contract and one of the Owners and Annuitant is age 79 or younger on the date we issue this Contract; however, the Death Benefit payable upon the death of the younger of the Owners or Annuitant will be the lesser of Maximum Anniversary Value or the sum of Contract Value plus 25% of Maximum Anniversary Value.
Please refer to Asset Protection Death Benefit examples 1 - 3 in Appendix D.
Maximum Anniversary Value
The Maximum Anniversary Value is based on a series of calculations on Contract Anniversaries of Contract Values, Premium Payments and partial Surrenders. We will calculate an Anniversary Value for each Contract Anniversary prior to the deceased’s 81st birthday or the date of death, whichever is earlier.
The Anniversary Value is equal to the Contract Value as of a Contract Anniversary with the following adjustments:
•Your Anniversary Value is increased by the dollar amount of any Premium Payments made since the Contract Anniversary; and
•Your Anniversary Value is reduced for any partial Surrenders since the Contract Anniversary.
The Maximum Anniversary Value is equal to the greatest Anniversary Value attained from this series of calculations.
Adjustments for Surrenders
We calculate the adjustments to your Maximum Anniversary Value for any Surrenders by reducing your Anniversary Value on a dollar-for-dollar basis for any Surrenders within a Contract Year up to 10% of aggregate Premium Payments. After that, we reduce your Anniversary Value proportionally based on the amount of any Surrenders that exceed 10% of aggregate Premium Payments divided by your aggregate Contract Value at the time of Surrender.
For examples of how this is applied for the Premium Security Death Benefit, please refer to Premium Security Death Benefit examples 1 - 2 in Appendix D and for the Asset Protection Death Benefit, please refer to Asset Protection Death Benefit examples 1 - 3 in Appendix D.
We calculate the adjustment to your aggregate Premium Payments for any Surrenders by reducing your aggregate Premium Payments on a dollar-for-dollar basis for any Surrenders within a Contract Year up to 10% of aggregate Premium Payments. After that, we reduce your aggregate Premium Payments proportionately based on the amount of any Surrenders that exceed 10% of aggregate Premium Payments divided by your aggregate Contract Value at the time of Surrender.
Additional Information about Death Benefits
We reserve the right to treat all deferred variable annuities that you buy from us as a single contract for the purposes of determining your total Death Benefits. These limits will be applied if you make $5 million or more in total aggregate Premium Payments. If applicable, the aggregate limit on total Death Benefits payable by us will never exceed:
a.the aggregate Premium Payments, modified by adjustments for partial Surrenders under applicable contracts and riders; or
b.the aggregate Contract Value plus $1 million.
Any reduction in Death Benefits will be in proportion to the Contract Value of each deferred variable annuity at the time of reduction.
In addition, there may be limitations on the aggregate death benefits if you purchased one or more contracts with an initial Premium Payment of less than $5,000,000 but you add Premium Payments or purchased additional contracts such that Premium Payments under the contracts aggregate to $5,000,000 or more. See your contract for more information.

Withdrawals to Pay Advisory Fees
If you receive services for your Contract from a third-party financial intermediary who charges an advisory fee for their services, and you direct us to deduct your advisory fees from your Contract Value, we will treat that deduction as a withdrawal from your Contract Value. Advisory fee withdrawals have the same impact on the value of the death benefit, including the standard death benefit, as any other partial Surrenders. As such advisory fee withdrawals can severely affect the value of any guaranteed death benefit under your Contract. Such withdrawals may reduce your benefit on a proportional basis rather than by the dollar amount actually surrendered, as discussed in "Adjustments for Surrenders" above and as illustrated in the example below. Contract Owners should discuss the impact of deducting advisory fees from Contract Value with their financial intermediaries prior to making any election.
This hypothetical example shows only the impact to the total Premium Payments component of your death benefit. Since the RIA fee is deducted from your Contract Value, all components of the death benefit will be impacted as prescribed in the death benefit definition.
For cumulative partial surrenders during each Contract Year that are equal to or less than 10% of premium payments, the adjustment is the dollar amount of the partial surrender.
For any partial surrender that causes cumulative partial surrenders during the Contract Year to exceed 10% of premium payments, the adjustment is the dollar amount of the partial surrender that does not exceed 10% of premiums, and the adjustment for the remaining portion of the partial surrender is a factor applied to the portion of premium payments that exceed 10% of premium payments as follows:
1 - (A/(B-C )) where
A = partial surrenders during the Contract Year in excess of 10% of premium payments;
B = Contract Value immediately prior to the partial surrender; and
C = 10% of premium payments less any partial surrenders during the Contract Year. If C results in a negative number, C becomes zero.
The total Premium Payments equal $100,000. There is a 1 percent annual advisory fee on the initial Premium Payment which equals $1,000 per contract year fee.
Example 1: I year 1, no other partial surrenders have been taken and the amount in within 10% of premium. The fee of $1,000 is deducted from the total Premium Payments, that component of the death benefit is $99,000.
Example 2: In year 1, $9,500 has been surrendered before the RIA fee. The RIA fee is $1,000. The Contract Value before the fee is $94,000.
• Your total Premium Payments were reduced $ for $ by the amount within 10% of premium which was $500. So, the Premium Payments were reduced by $500 to $99,500.
• Then for the amount of the fee that is in excess of the 10% of premium, the Premium Payments were reduced by a factor. To determine this factor, we take the amount of the partial Surrender in excess of 10% of premium, $500 divided by your Contract Value immediately before the Surrender $94,000. The proportional factor was 1 - ($500/$94,000) = .99468.
• This factor was multiplied by $99,500. The result was an adjusted total Premium Payments of $98,970.74.
How is the Death Benefit paid?
The Death Benefit may be taken in one lump sum or under any of the Annuity Payout Options then being offered by us, unless the Owner has designated the manner in which the Beneficiary will receive the Death Benefit. When payment is taken in one lump sum, payment will be made within seven days of Our receipt of complete instructions, except when We are permitted to defer such payment under the Investment Company Act of 1940. We will calculate the Death Benefit as of the date we receive a certified death certificate or other legal documents acceptable by us. The Death Benefit amount remains invested according to the last instructions on file and is subject to market fluctuation until complete settlement instructions are received from each Beneficiary. On the date we receive complete instructions from the Beneficiary, we will compute the Death Benefit amount to be paid out or applied to a selected Annuity Payout Option. When there is more than one Beneficiary, we will calculate the Death Benefit amount for each Beneficiary’s portion of the proceeds and then pay it out or apply it to a selected Annuity Payout Option according to each Beneficiary’s instructions. If we receive the complete instructions on a non-Valuation Day, computations will take place on the next Valuation Day.
If the Death Benefit payment is $5,000 or more, the Beneficiary may elect to have their Death Benefit paid through our “Talcott Resolution Pathways Program” (formerly "Safe Haven"). Under this program, the proceeds remain in our General Account and the Beneficiary will receive a draft book. Proceeds are guaranteed by the claims paying ability of the Company; however, it is not a bank account and is not insured by Federal Deposit Insurance Corporation (FDIC), nor is it backed by any federal or state government agency. The Beneficiary can write one draft for total payment of the Death Benefit or keep the money in the General Account and write drafts as needed. We will credit interest at a rate determined periodically in our sole discretion. The interest rate is based upon the analysis of interest rates credited to funds left on deposit with other insurance companies under programs similar to the Talcott Resolution Pathways Program. In determining the interest rate, we also factor in the impact of our profitability, general economic trends, competitive factors and administrative expenses. The interest rate credit is not the same rate earned on assets in the FAF and is not subject to minimum interest rates prescribed by state non-forfeiture laws. For federal income tax purposes, the Beneficiary will be deemed to have received the lump sum payment on transfer of the Death Benefit amount to the General Account. The interest will be taxable to the Beneficiary in the tax year that it is credited. We may not offer the Talcott Resolution Pathways Program in all states and we reserve the right to discontinue offering it at any time. Although there are no direct charges for this program, we earn investment income from the proceeds. The investment income we earn is likely more than the amount of interest we credit; therefore, we make a profit from the difference.
The Beneficiary may elect under the Annuity Proceeds Settlement Option “Death Benefit Remaining with the Company” to leave proceeds from the Death Benefit invested with us for up to five or ten years from the date of death if death occurred before the Annuity Commencement Date. The available period (five or ten years) depends on whether the Contract is non-qualified or an IRA and the Owner's date of death. Once we receive a certified death certificate or other legal documents acceptable to us, the Beneficiary can: (a) make Sub-Account transfers (subject to applicable restrictions) and (b) take Surrenders without paying CDSCs, if any. We reserve the right to inform the IRS in the event that we believe that any Beneficiary has intentionally delayed delivering proper proof of death in order to circumvent applicable Code proceeds payment duties. We shall endeavor to fully discharge the last instructions from the Owner wherever possible or practical.
The Beneficiary of a non-qualified Contract may also elect the Single Life Expectancy Only option. This option allows the Beneficiary to take the Death Benefit in a series of payments spread over a period equal to the Beneficiary’s remaining life expectancy. Distributions are calculated based on IRS life expectancy tables. This option is subject to different limitations, qualifications and conditions. Not all beneficiaries will be able to elect this option.
If the Owner dies before the Annuity Commencement Date, the Death Benefit must be distributed within five years after death or be distributed under a distribution option or Annuity Payout Option that satisfies the Alternatives to the Required Distributions described below. Please see Section (C)(2)(f) in Section 12. Federal Tax Considerations for more information. If your Contract is qualified, please see Section 12. Information Regarding Tax-Qualified Plans for additional information.
If the Owner dies on or after the Annuity Commencement Date under an Annuity Payout Option that permits the Beneficiary to elect to continue Annuity Payouts or receive the Commuted Value, any remaining value must be distributed at least as rapidly as under the payment method being used as of the Owner’s death.
If the Owner is not an individual (e.g. a trust), then the original Annuitant will be treated as the Owner in the situations described above and any change in the original Annuitant will be treated as the death of the Owner.
What should the Beneficiary consider?
Alternatives to the Required Distributions - The selection of an Annuity Payout Option and the timing of the selection will have an impact on the tax treatment of the Death Benefit. To receive favorable tax treatment, the Annuity Payout Option selected: (a) cannot extend beyond the Beneficiary’s life or life expectancy, and (b) must begin within one year of the date of death.
If these conditions are not met, the Death Benefit will be treated as a lump sum payment for tax purposes. This sum will be taxable in the year in which it is considered received.
Spousal Contract Continuation - If the Owner dies and the Owner’s Spouse is a beneficiary, then the portion of the Contract payable to the Spouse may be continued with the Spouse as Owner, unless the Spouse elects to receive the Death Benefit as a lump sum payment or as an Annuity Payment Option. For certain Contracts, if the Contract continues with the Spouse as Owner, we will adjust the Contract Value to the amount that we would have paid as the Death Benefit payment, had the Spouse elected to receive the Death Benefit as a lump sum payment. Spousal Contract continuation will only apply one time for each Contract. If you do not name another Beneficiary at the time of continuation, the Beneficiary will default to your estate. If you elect the Deferral Option and if your Spouse continues the Contract after the original Annuity Commencement Date, the terms of the Deferral Option will remain in force and will supersede any conflicting terms set forth above and the Deferred Annuity Commencement Date will be adjusted to the new Annuitant’s, if any, 100th birthday.
Who will receive the Death Benefit?
The distribution of the Death Benefit applies only when death is before the Annuity Commencement Date.
If death occurs on or after the Annuity Commencement Date, there may be no payout at death unless the Owner has elected an Annuity Payout Option that permits the Beneficiary to elect to continue Annuity Payouts or receive the Commuted Value.

If death occurs before the Annuity Commencement Date:

If the deceased is the . . .	and . . .	and . . .	then the . . .
Contract Owner	There is a surviving joint Contract Owner	The Annuitant is living or deceased	Joint Contract Owner receives the Death Benefit.
Contract Owner	There is no surviving joint Contract Owner	The Annuitant is living or deceased	Designated Beneficiary receives the Death Benefit.
Contract Owner	There is no surviving joint Contract Owner and the Beneficiary predeceases the Contract Owner	The Annuitant is living or deceased	Contract Owner’s estate receives the Death Benefit.
Annuitant	The Contract Owner is living	There is no named Contingent Annuitant	The Contract Owner becomes the Contingent Annuitant and the Contract continues. The Contract Owner may waive this presumption and receive the Death Benefit.
Annuitant	The Contract Owner is living	The Contingent Annuitant is living	Contingent Annuitant becomes the Annuitant, and the Contract continues.
If you elect the Deferral Option and if the Contingent Annuitant continues the Contract after the original Annuity Commencement Date, the terms of the Deferral Option will remain in force and will supersede any conflicting terms set forth above and the Deferred Annuity Commencement Date will be adjusted to the new Annuitant’s 100th birthday.
If death occurs on or after the Annuity Commencement Date:

If the deceased is the . . .	and . . .	then the . . .
Contract Owner	The Annuitant is living	Designated Beneficiary becomes the Contract Owner.
Annuitant	The Contract Owner is living	Contract Owner receives the payout at death, if any.
Annuitant	The Annuitant is also the Owner	Designated Beneficiary receives the payout at death, if any.
These are the most common scenarios. Some of the Annuity Payout Options may not result in a payout at death.
b. Optional Death Benefit
If you elect the Deferral Option, then on and after the original Annuity Commencement Date, your Death Benefit will equal the Contract Value calculated as of the date of receipt of Due Proof of Death at our Administrative Office. During the time period between our receipt of Due Proof of Death and our receipt of complete settlement instructions from each Beneficiary, the calculated Death Benefit amount will be subject to market fluctuations. No other Death Benefit, optional Death Benefits or living benefits apply. All optional Death Benefits, living benefits and their associated charges will terminate. Please see the section titled Annuity Commencement Date Deferral Option for more information.
Objective
Refund net Premium Payments as well as some percentage of any Contract Value gains.
How does this rider help achieve this goal?
The Death Benefit will be the greater of the standard Death Benefit and MAV Plus Death Benefit. If you also elect any optional benefit rider, the Death Benefit will be the greater of such optional rider and this rider.
The MAV Plus Death Benefit is the greatest of:
A.Contract Value on the date we receive due proof of death.
B.Total Premium Payments adjusted for any partial Surrenders (see clause D below for a description of this adjustment).
C.Maximum Anniversary Value - The Maximum Anniversary Value is based on a series of calculations on Contract Anniversaries of Contract Values, Premium Payments and partial Surrenders. We will calculate an Anniversary Value for each Contract Anniversary prior to the deceased’s 81st birthday or the date of death, whichever is earlier. The Anniversary Value is equal to the Contract Value as of a Contract Anniversary with the following adjustments: (a) Anniversary Value is increased by the dollar amount of any Premium Payments made since the Contract Anniversary; and (b) Anniversary Value is adjusted for any partial Surrenders since the Contract Anniversary. The Maximum Anniversary Value is equal to the greatest Anniversary Value attained from this series of calculations.
D.Earnings Protection Benefit - The Earnings Protection Benefit depends on the age of you and/or your Annuitant on the date this rider is added to your Contract.

•If each is aged 69 or younger, the Death Benefit is the Contract Value on the date we receive due proof of death plus 40% of the lesser of Contract gain on that date and the cap.
•If you and/or your Annuitant are age 70 or older on the date this rider is added to your Contract, the benefit is the Contract Value on the date we receive due proof of death plus 25% of the lesser of Contract gain on that date and the cap.
We determine Contract gain by subtracting your Contract Value on the date you added this rider from the Contract Value on the date we receive due proof of death. We then deduct any Premium Payments and add adjustments for any partial Surrender made during that time. We make an adjustment for partial Surrenders if the amount of Surrender is greater than the Contract gain immediately prior to the Surrender. The adjustment is the difference between the two, but not less than zero.
We calculate the adjustment to your Maximum Anniversary Value for any Surrenders by reducing your Maximum Anniversary Value on a dollar-for-dollar basis for any Surrenders within a Contract Year up to 10% of aggregate Premium Payments. After that, we reduce your Maximum Anniversary Value proportionately based on the amount of any Surrenders that exceed 10% of aggregate Premium Payments divided by your aggregate Contract Value at the time of Surrender. Please refer to the examples in Appendix D for illustrations of this adjustment.
The Contract gain that is used to determine your Death Benefit has a limit or cap. The cap is 200% of the following:
•the Contract Value on the date this rider was added to your Contract; plus
•Premium Payments made after this rider was added to your Contract, excluding any Premium Payments made within 12 months of the date we receive due proof of death; minus
•any adjustments for partial Surrenders.
If you elect MAV Plus, the Death Benefit will be the greater of the Premium Security Death Benefit and the MAV Plus Death Benefit.
For contracts issued in states where the MAV Plus Death Benefit is not available, the MAV Death Benefit is available at the same charge and is the greater of A, B and C, above.
When can you buy this rider?
The MAV Plus rider is closed to new investors (including to existing Owners).
This rider was only available at the time of issue and if you elected it, your choice was irrevocable.
Does electing this rider forfeit your ability to buy other riders?
No.
How is the charge for this rider calculated?
The annual charge for this rider is based on your daily Contract Value and is deducted daily. The charge for this rider continues to be deducted until we begin to make Annuity Payouts.
Does the Benefit Amount/Payment Base change under this rider?
No. This rider is not affected by the Benefit Amount or Payment Base.
Is this rider designed to pay you withdrawal benefits for your lifetime?
No.
Is this rider designed to pay you Death Benefits?
Yes.
Does this rider replace standard Death Benefits?
No.
Can you revoke this rider?
No.
What happens if I choose the Annuity Commencement Date Deferral option?
The MAV Plus rider terminates as of your original Annuity Commencement Date and is not in effect after your original Annuity Commencement Date.
What effect do partial or full Surrenders have on your benefits under this rider?
Surrenders will reduce the MAV Plus Death Benefit and will be subject to CDSCs, if any.
What happens if you change ownership?
Except as prohibited by state law, we reserve the right to approve all ownership changes, including any assignment of your Contract to others or the pledging of your Contract as collateral. Certain approved changes in ownership may cause a re-calculation of the benefits subject to applicable state law. Generally, we will not recalculate the benefits under your Contract so long as the change in ownership does not affect the Owner and does not result in a change in the tax identification number under the Contract. Changes in ownership can also adversely affect your Death Benefits and optional withdrawal benefits.
You may not change the named Annuitant. However, if the Annuitant is still living, the Contingent Annuitant may be changed at any time prior to the Annuity Commencement Date by sending us written notice.
Ownership changes may be taxable to you. We recommend that you consult with a tax adviser before making any ownership changes.
Can your Spouse continue your contract rights?
Yes. If your Spouse continues the Contract as Owner, we will use the date the Contract is continued with your Spouse as Owner as the effective date this rider was added to the Contract. This means we will use the date the Contract is continued with your Spouse as Owner as the effective date for calculating this Death Benefit going forward. The percentage used for this Death Benefit will be determined by the oldest age of any remaining joint Owner or Annuitant at the time the Contract is continued. Spousal Contract continuation can apply once during the term of this Contract.
What happens if you annuitize your Contract?
This rider will be terminated and the fee will no longer be assessed.
Are there restrictions on how you must invest?
No.
Are there restrictions on the amount of subsequent Premium Payments?
No.
Can we aggregate contracts?
Yes. We reserve the right to treat all deferred variable annuities that you buy from us as a single contract for the purposes of determining your total Death Benefits. These limits will be applied if you make $5 million or more in total aggregate Premium Payments. If applicable, the aggregate limit on total Death Benefits payable by us will never exceed:
a.the aggregate Premium Payments, modified by adjustments for partial Surrenders under applicable contracts and riders; or
b.the aggregate Contract Value plus $1 million.
Any reduction in Death Benefits will be in proportion to the Contract Value of each deferred variable annuity at the time of reduction.
Other information
This rider may not be appropriate for all investors. Several factors, among others, should be considered:
•This rider is not available in all states or is named differently in those states.
•If your Contract has no gain, your Beneficiary will receive no additional benefit.
•A Death Benefit is paid to Beneficiaries upon the death of the Annuitant or any Owner, whichever occurs first.
•This rider may be used to supplement Death Benefits in other optional riders. In certain instances, however, this additional Death Benefit coverage could be superfluous.
•Annuitizing your Contract will extinguish this rider.
10. Optional Withdrawal Benefits
a. Principal First Preferred
The Annuity Commencement Date Deferral Option rider is available if you have elected the Principal First Preferred rider. (See below for impacts.)
Objective
Protect your Premium Payments from poor market performance through annual Benefit Payments until the Benefit Amount is reduced to zero.
How does this rider help achieve this goal?
This rider protects Premium Payments by guaranteeing annual Benefit Payments until your Benefit Amount, rather than your Contract Value, has been exhausted.
When can you buy this rider?
The rider is closed to new investors (including to existing Owners).
Does electing this rider forfeit your ability to buy other riders?
Yes. If you elected this rider, you may not elect any optional riders other than MAV Plus (MAV only in applicable states) and the Annuity Commencement Date Deferral Option rider.

What are the impacts of electing the Annuity Commencement Date Deferral Option rider?
If you elect the Deferral Option, Principal First Preferred rider, including any guaranteed income benefit, death benefit settlement option and any annuitization option under this rider (i) will be terminated in their entirety; (ii) the charge for this rider will no longer be assessed; and (iii) your contract will then be subject to the contract minimum rules. If, however, you are receiving Automatic Income Payments under Principal First Preferred rider, you may continue to do so once the Deferral Option is effective. However, you will then be subject to the contract minimum rules. That is, if after any withdrawal, whether it be a systematic withdrawal or a one-time partial Surrender, your Contract Value falls below the contract minimum, we will close your contract and pay the full Surrender Value. For more details, see the Annuity Commencement Date Deferral Option section, which is immediately prior to the subsection titled Annuity Payouts in The Contract section.
How is the charge for this rider calculated?
The annual charge for this rider is based on your daily Sub-Account Value and is deducted daily. We will continue to deduct the charge until we begin to make Annuity Payouts or the rider is revoked.
Does the Benefit Amount change under this rider?
Yes. Your Benefit Amount will fluctuate based on subsequent Premium Payments or partial Surrenders. If you elect the rider at a later date, your Contract Value on the date it is added to your Contract will be the initial Benefit Amount. Partial Surrenders in excess of your annual Benefit Payments may also trigger a recalculation of the Benefit Amount and future Benefit Payments. Your Benefit Amount can never be more than $5 million.
Excess withdrawals may significantly reduce or termination this benefit.
Is this rider designed to pay you withdrawal benefits for your lifetime?
No. You can continue to take Benefit Payments until the Benefit Amount has been depleted. Once the initial Benefit Amount has been determined, we calculate Benefit Payments. If you elect the rider when purchasing the Contract, your initial Premium Payment is equal to the initial Benefit Amount. The maximum Benefit Payment is 5% of your Benefit Amount. Benefit Payments are available at any time and can be taken on any schedule that you request. Benefit Payments are non-cumulative, which means that your Benefit Payment will not increase in the future if you fail to take your full Benefit Payment for the current Contract Year. For example, if you do not take 5% one Contract Year, you may not take more than 5% the next Contract Year.
If you elected this rider when you purchased your Contract, we count one year as the time between each Contract Anniversary. If you purchased this rider after you purchased your Contract, we count the first year as the time between the date you added this rider to your Contract and your next Contract Anniversary, which could be less than a year.
Each time you add a Premium Payment, we increase your Benefit Amount by the amount of the subsequent Premium Payment on a dollar-for-dollar basis. When you make a subsequent Premium Payment, your Benefit Payments will increase by 5% of the amount of the subsequent Premium Payment.
Your Benefit Amount cannot be less than $0 or more than $5 million. Any activities that would otherwise increase the Benefit Amount above this ceiling will not be included for any benefits under this rider.
Guaranteed withdrawals may begin at any time after issuance.
If, in one year, your Surrenders total more than your annual Benefit Payment, we will recalculate your Benefit Amount and your Benefit Payment could be significantly lower in the future. Any time we recalculate your Benefit Amount and your Benefit Payment we count one year as the time between the date we recalculate and your next Contract Anniversary, which could be less than a year.
Whenever a partial Surrender is made, the Benefit Amount will be equal to the amount determined in either (A) or (B) as follows:
A.If the total partial Surrenders since the later of (i) the most recent Contract Anniversary, or (ii) the Valuation Day that the Benefit Payment was last established (excluding subsequent Premium Payments), are equal to or less than the Benefit Payment, the new Benefit Amount becomes the Benefit Amount immediately prior to the partial Surrender, less the amount of the partial Surrender.
B.If the total partial Surrenders as determined in (A) above exceed the Benefit Payment, the Benefit Amount will have an automatic reset to the greater of zero or the lesser of (i) or (ii) as follows:
(i)The Contract Value immediately following the partial Surrender; or
(ii)The Benefit Amount immediately prior to the partial Surrender, less the amount of the partial Surrender.
Please refer to Examples 2 - 6 for Principal First Preferred in Appendix D for illustrations regarding recalculation of your Benefit Amount.
Qualified Contracts are subject to certain federal tax rules requiring that minimum distributions be withdrawn from the Contract on a calendar year basis (i.e., compared to a Contract Year basis), beginning in the calendar year in which the individual attains (age 70-1/2 for those born before July 1, 1949 or (b) age 72 for those born on or after July 1, 1949. These withdrawals are called Required Minimum Distributions. An RMD may exceed your Benefit Payment, which will cause a recalculation of your Benefit Amount. Recalculation of your Benefit Amount may result in a lower Benefit Payment in the future. If you enroll in our Automatic Income Program to satisfy the RMDs from the Contract and, as a result, the withdrawals exceed your Benefit Payment we will not recalculate your Benefit Amount or Benefit Payment.
Is this rider designed to pay you a Death Benefit?
No. However, partial Surrenders will reduce the standard Death Benefit.
Does this rider replace standard Death Benefits?
No.
Can you revoke this rider?
Yes. You may revoke this rider in writing anytime following the earlier of the 5th Contract Year (if elected at issuance) or the 5th anniversary of electing this rider post-issuance or at the time we exercise our right to impose investment restrictions. You may terminate this rider by submitting Principal First Preferred Termination Form to our Administrative Office or by calling us. Termination requests will not be accepted more than 30 days prior to your fifth rider anniversary. Annuitizing your Contract instead of receiving Benefit Payments will terminate this rider. If you revoke this rider you will not be able to elect any other optional benefit rider or participate in a Company-sponsored exchange program. However, a Company-sponsored exchange of this rider will not be considered a revocation or termination of this rider.
What effect do partial or full Surrenders have on your benefits under this rider?
Benefit Payments are treated as partial Surrenders and are deducted from your Contract Value and Benefit Amount. Each Benefit Payment reduces the amount you may Surrender under your AWA. Surrenders in excess of your annual Benefit Payment include any applicable CDSC.
Surrenders can severely affect the value of the benefit. If, in one year, your Surrenders total more than your annual Benefit Payment, we will re-calculate your Benefit Amount and your Benefit Payment could be significantly lower in the future. Any time we recalculate your Benefit Amount and your Benefit Payment we count one year as the time between the date we recalculate and your next Contract Anniversary, which could be less than a year.
If your Contract Value is reduced to zero due to receiving annual Benefit Payments, and you still have a Benefit Amount, you will continue to receive a Benefit Payment through a fixed Annuity Payout option until your Benefit Amount is depleted. While you are receiving payments under fixed Annuity Payout options, you may not make additional Premium Payments, and if you die before you receive all of your payments, your Beneficiary will continue to receive the remaining Benefit Payments.
You can Surrender your entire Contract Value any time; however, you will receive your Contract Value at the time you request a full Surrender with any applicable charges deducted and not the Benefit Amount or the Benefit Payment amount that you would have received under this rider.
If you receive services for your Contract from a third-party financial intermediary who charges an advisory fee for their services, and you direct us to deduct your advisory fees from your Contract Value, we will treat that deduction as a withdrawal from your Contract Value. Advisory fee withdrawals will therefore have the same impact on the benefit as any other partial Surrender and can severely affect the value of the benefit. Contract Owners should discuss the impact of deducting advisory fees from Contract Value with their financial intermediary prior to making any election.
For examples of how partial Surrenders (including advisory fee withdrawals) may impact the benefit, see "Principal First Preferred" under Appendix D Examples.
What happens if you change ownership?
If you change the ownership or assign this Contract to someone other than your Spouse after 12 months of electing this rider, we will recalculate the Benefit Amount and the Benefit Payment may be lower in the future. The Benefit Amount will be recalculated to equal the lesser of:
•The Benefit Amount immediately prior to the ownership change or assignment; orThe Benefit Amount immediately prior to the ownership change or assignment; or
•The Contract Value at the time of the ownership change or assignment.
The Benefit Payment will then be reset to 5% of the new Benefit Amount.
If the Owner dies and the sole Beneficiary is the Owner’s Spouse, then the surviving Spouse can either become the Contract Owner or elect to receive the standard Death Benefit.
You may not change the named Annuitant. However, if the Annuitant is still living, the Contingent Annuitant may be changed at any time prior to the Annuity Commencement Date by sending us written notice.
Ownership changes may be taxable to you. We recommend that you consult with a tax adviser before making any ownership changes.
Can your Spouse continue your Withdrawal Benefit?
Yes. If the Owner dies and the sole Beneficiary is the deceased Owner’s Spouse at the time of death, that Spouse may continue the Contract and this rider. This right may be exercised only once during the term of the Contract.

What happens if you annuitize your Contract?
You may elect the annuitization option at any time. If you annuitize your Contract, you may choose the Principal First Preferred Annuity Payout Option ("PFP Annuity Payout Option") in addition to those Annuity Payout Options offered in the Contract. Under the PFP Annuity Payout Option, we will pay a fixed dollar amount for a specific number of years (“Payout Period”). If you, the joint Owner or the Annuitant should die before the Principal First Preferred Annuity Payout Period is complete, the remaining payments will be made to the Beneficiary. The Principal First Preferred Annuity Payout Period is determined on the Annuity Calculation Date and it will equal the current Benefit Amount divided by the Benefit Payment. The total amount of the Annuity Payouts under this option will be equal to the Benefit Amount. We may offer other Payout Options. If you, the joint Owner or Annuitant die before the Annuity Calculation Date and all of the Benefit Payments guaranteed by us have not been made, the Beneficiary may elect to take the remaining Benefit Payments by electing the PFP Payout Option. Electing this option forfeits any right to Death Benefit values calculated under the standard Death Benefit or any optional death benefits you may have purchased. If the Annuitant dies after the Annuity Calculation Date and before all of the Benefit Payments guaranteed by us have been made, the payments will continue to be made to the Beneficiary. If your Contract Value is reduced to zero, you will receive a fixed Annuity Payout option until your Benefit Amount is depleted.
This option may not be available if your Contract is issued to qualify under Section 401, 403, 408 or 457 of the Internal Revenue Code of 1986, as amended. For such contracts, this option will be available only if the guaranteed payment period is less than the life expectancy of the Annuitant at the time the option becomes effective. Such life expectancy will be computed under the mortality table then in use by Us.
Are there restrictions on how you must invest?
Not currently, however we reserve the right to limit the Sub-Accounts into which you may allocate your Contract Value on and after the effective date. We will provide notice if we intend to impose such restrictions.
Are there restrictions on the amount of subsequent Premium Payments?
No; however, your Benefit Amount cannot be more than $5 million. Any activities that would otherwise increase the Benefit Amount above this ceiling will not be included for any benefits under this rider.
Can we aggregate contracts?
Yes. We reserve the right to treat all Contracts issued to you by us as one Contract for purposes of this rider. This means that if you purchase two Contracts from us in any twelve month period and elect optional withdrawal benefits in such other Contracts, withdrawals from one Contract may be treated as withdrawals from the other Contract.
Other information
This rider may not be appropriate for all investors. Several factors, among others, should be considered:
•We can revoke this rider if you violate any investment restrictions requirements we may impose.
•The annual percentage used for determining Benefit Payments is not a fixed rate of return. The Contract Value used in the calculation of the Benefit Amount and Benefit Payment is based on the investment performance of your Sub-Accounts.
•Benefit Payments cannot be carried forward from one year to the next. You will not be warned if you take less than the maximum withdrawals available without triggering recalculation of your Benefit Amounts.
•Additional Premium Payments made to your Contract after withdrawals have begun may not restore the previous amount of Benefit Payments, even if the additional Premium Payment restores the Benefit Amount to the previous Benefit Amount.
•If elected post-issue, the first one-year period will be considered to be the time period between election and the next following Contract Anniversary.
•When the Contract Value is small in relation to the Benefit Amount, Surrenders may have a significant effect on future Benefit Payments.
•If you are enrolled in the Automatic Income Program ("AIP") it is important for you to take into account the Benefit Payment. It may be necessary to adjust your AIP payout each year. If your Benefit Payment changes, we do not automatically adjust payments under the AIP nor do we prompt you to do so.
b.    Lifetime Income Foundation
The Annuity Commencement Date Deferral Option is not available if you have elected this rider.
Objective
Protect principal from poor market performance, provide longevity protection through Lifetime Benefit Payments, and ensure a Death Benefit equivalent to the greater of Premium Payments reduced for partial Surrenders or Contract Value.

How does this rider help achieve this goal?
This rider provides two separate but bundled benefits that help achieve this goal. In other words, this rider is a guarantee that you can access two ways:
•Lifetime Withdrawal Benefit. This rider provides a series of Lifetime Benefit Payments payable in each Contract Year following the Relevant Covered Life’s 60th birthday, until the first death of any Covered Life (“Single Life Option”) or the second death of any Covered Life (“Joint/Spousal Option”). Lifetime Benefit Payments are maximum amounts that can be withdrawn each year based on the higher of your Payment Base or Contract Value on each Contract Anniversary multiplied by the applicable Withdrawal Percentage. In an Eligible Withdrawal Year, your initial Lifetime Benefit Payment is equal to the Payment Base multiplied by the applicable Withdrawal Percentage. Payments may continue even if the Contract Value has been reduced to or below our minimum Contract Value. The Withdrawal Percentage varies based upon the attained age of the Relevant Covered Life as of the Contract Anniversary prior to the first partial Surrender, and the survivor option chosen. Any partial Surrender taken prior to any Contract Anniversary following the Relevant Covered Life’s 60th birthday will reduce the Payment Base and your future Lifetime Benefit Payment. Such partial Surrender may potentially eliminate your Lifetime Benefit Withdrawal Guarantee.
•Guaranteed Minimum Death Benefit ("GMDB"). The GMDB provides a Death Benefit equal to the greater of Premium Payments reduced for partial Surrenders or Contract Value as of the date due proof of death is received for any Contract Owner or Annuitant. Partial Surrenders will reduce or eliminate the GMDB. This GMDB replaces the standard Death Benefits provided under this Contract.
When can you buy this rider?
This rider is closed to new investors (including to existing Owners).
A Covered Life must be a living person. If you choose the Joint/Spousal Option, we reserve the right to (a) prohibit non-natural entities from being designated as an Owner, (b) prohibit anyone other than your Spouse from being a joint Owner, and (c) impose other designation restrictions from time to time.
For the Single Life Option, the Covered Life is most often the same as the Contract Owner and joint Owner (which could be two different people). In the Joint/Spousal Option, the Covered Life is most often the Contract Owner and his or her Spouse, as joint Owner or Beneficiary.
The Relevant Covered Life will be one factor used to establish your Withdrawal Percentage. When the Single Life Option is chosen, we use the older Covered Life as the Relevant Covered Life. When the Joint/Spousal Option is chosen, we use the younger Covered Life as the Relevant Covered Life.
The maximum age of any Contract Owner or Annuitant when electing this rider is 80. When the Joint/Spousal Option is chosen, the Beneficiary also must be younger than age 81.
Does electing this rider forfeit your ability to buy other riders?
Yes. If you elected this rider, you could not elect any rider other than MAV Plus (MAV only in applicable states).
How is the charge for this rider calculated?
The fee for this rider is based on your then current Payment Base (not your Contract Value) as of each Contract Anniversary. This charge will automatically be deducted from your Contract Value on your Contract Anniversary (i) after your Anniversary Value and Payment Base have been computed and (ii) prior to all other financial transactions. In the event of a full Surrender, a prorated charge will be deducted from your Surrender Value. The charge for this rider will be withdrawn from each Sub-Account and the FAF in the same proportion that the value of each Sub-Account bears to the total Contract Value. Except as otherwise provided below, we will continue to deduct this charge until we begin to make Annuity Payouts. The rider charge may limit access to the FAF in certain states.
Your current rider charge will not increase after the rider Effective Date.
Does the Payment Base change under this rider?
Yes. Your initial Payment Base equals your initial Premium Payment. Your Payment Base will fluctuate based on subsequent Premium Payments and partial Surrenders. Your Payment Base can never be less than $0 or more than $5 million. Any activities that would otherwise increase the Payment Base above this ceiling will not be included for any benefits under this rider. The Payment Base will be recalculated based on:
•Subsequent Premium Payments. Subsequent Premium Payments increase your Payment Base on a dollar-for-dollar basis.
•Partial Surrenders. Partial Surrenders may trigger a recalculation of the Payment Base depending on (a) whether the partial Surrender takes place prior to or during an Eligible Withdrawal Year, and (b) if the aggregate amount of the partial Surrenders during any Contract Year exceeds the applicable Threshold, as discussed below:
A.If cumulative partial Surrenders taken during any Contract Year and prior to an Eligible Withdrawal Year are equal to, or less than, the Threshold (subject to rounding), then the cumulative partial Surrender will reduce the Payment Base on a dollar-for-dollar basis. Alternatively, if cumulative partial Surrenders taken prior to an Eligible Withdrawal

Year are greater than the Threshold (subject to rounding), then we will reduce the Payment Base on a (i) dollar-for-dollar basis up to the Threshold, and (ii) proportionate basis for the amount in excess of the Threshold.
B.If cumulative partial Surrenders during an Eligible Withdrawal Year are (i) equal to or less than the Lifetime Benefit Payment (subject to rounding), or (ii) exceed the Lifetime Benefit Payment only as a result of enrollment in our Automatic Income Program to satisfy RMD, then the cumulative partial Surrender will not reduce the Payment Base.
C.For any partial Surrender that causes cumulative partial Surrenders in an Eligible Withdrawal Year to exceed the Lifetime Benefit Payment and the RMD exception in (B) does not apply, we will reduce the Payment Base on a proportionate basis for the amount in excess of the Lifetime Benefit Payment.
Partial Surrenders taken during any Contract Year that cumulatively exceed the AWA but do not exceed the Lifetime Benefit Payment will be free of any applicable CDSC.
Partial Surrenders will reduce the GMDB. Please refer to "Is the rider designed to pay you a Death Benefit" discussion below and the Examples in Appendix D for a more complete description of these effects.
Is this rider designed to pay you withdrawal benefits for your lifetime?
Yes. However, your Withdrawal Percentage, and therefore the amount of your Lifetime Benefit Payment, is dependent upon when you take your first partial Surrender. For instance:
•If you take your first partial Surrender before an Eligible Withdrawal Year, your Withdrawal Percentage will never increase above 5% for Single Life Option or 4.5% for Joint/Spousal option for the remaining duration of your Contract.
•If you take your first partial Surrender during an Eligible Withdrawal Year, your Withdrawal Percentage will never increase above the Withdrawal Percentage corresponding with the attained age of the Relevant Covered Life as of the Contract Anniversary prior to the first partial Surrender. If such a partial Surrender took place during the first Contract Year, we will use the attained age of the Relevant Covered Life as of Contract issue date to set the Withdrawal Percentage. Once the Withdrawal Percentage has been established, it will not change for the remaining duration of your Contract. In other words, prior to the Relevant Covered Life turning 80, the longer the first partial Surrender is delayed, the higher your Withdrawal Percentage shall be.

Attained age of Relevant Covered Life on the Contract Anniversary prior to the first Partial Surrender	Withdrawal Percentage
	Single Life Option	Joint/Spousal Option
60-64	5.0%	4.5%
65-69	5.5%	5.0%
70-74	6.0%	5.5%
75-79	6.5%	6.0%
80+	7.0%	6.5%
Your Withdrawal Percentage may change based on a permissible Covered Life change. If you choose to receive less than your full Lifetime Benefit Payment in any Contract Year; you will not be able to carry remaining amounts forward to future Contract Years.
If you are enrolled in an Automatic Income Program (AIP) it is important for you to take into account the Lifetime Benefit Payment. It may be necessary to adjust your AIP payout each year. If your Lifetime Benefit Payment changes, we do not automatically adjust payments under your AIP nor do we prompt you to do so.
See Examples 18 through 20 under the Lifetime Income Builder II in Appendix D.
Is this rider designed to pay you a Death Benefit?
Yes. This GMDB guarantees that we will pay a Death Benefit equal to the greater of (i) Premium Payments reduced for partial Surrenders or (ii) Contract Value as of the date we receive due proof of death of the Contract Owner(s) or Annuitant. Termination of this rider will result in the rescission of the GMDB and result in your Beneficiary receiving the Contract Value as of the date we receive due proof of death. Partial Surrenders will affect the GMDB as follows:
A.If cumulative partial Surrenders taken prior to an Eligible Withdrawal Year are equal to, or less than, the Threshold (subject to rounding), then the cumulative partial Surrender will reduce the GMDB on a dollar-for-dollar basis. Alternatively, if cumulative partial Surrenders taken prior to an Eligible Withdrawal Year are greater than the Threshold (subject to rounding), we will reduce the GMDB on a (i) dollar-for-dollar basis up to the amount of the Threshold, and (ii) proportionate basis for the amount in excess of the Threshold.
B.If cumulative partial Surrenders during an Eligible Withdrawal Year are (i) equal to or less than the Lifetime Benefit Payment (subject to rounding), or (ii) exceed the Lifetime Benefit Payment only as a result of enrollment in our Automatic Income Program to satisfy RMD, then the cumulative partial Surrender will reduce the GMDB on a dollar-for-dollar basis.

C.For any partial Surrender that causes cumulative partial Surrenders in an Eligible Withdrawal Year to exceed the Lifetime Benefit Payment and the RMD exception in (B) does not apply, we will reduce the GMDB on a (i) dollar-for-dollar basis up to the amount of the Lifetime Benefit Payment, and (ii) proportionate basis for the amount in excess of the Lifetime Benefit Payment.
Please refer to the section labeled “Can your Spouse continue your Withdrawal Benefit” discussion below for more information on the continuation of the Lifetime Benefit Payments by your Spouse.
Does this rider replace the standard Death Benefit?
Yes.
Can you revoke this rider?
Yes. Anytime following the earlier of Spousal Contract continuation or the 5th Contract Year, the Contract Owner may also elect to revoke the Lifetime Withdrawal Benefits whereupon we will deduct one last pro-rated fee for this rider and only the GMDB shall continue to apply. You may not revoke the GMDB, although the GMDB will be reduced and/or eliminated due to partial Withdrawals. Certain changes in the Covered Life will also constitute a revocation of the Withdrawal Benefits. A Company-sponsored exchange of this rider will not be considered a revocation or termination of this rider.
If the Lifetime Withdrawal Benefit is revoked:
•it cannot be re-elected;
•you will not receive any Lifetime Withdrawal Payments;
•we will continue the GMDB only. We will reduce the GMDB for any partial Surrender after the date the Lifetime Withdrawal Benefit was revoked, in proportion to the reduction in Contract Value due to such partial Surrender;
•you will no longer be subject to this rider’s Investment Restrictions; and
•you become subject to the rules applicable when the Contract Value is below our minimum Contract Value then in effect.
Effect on rider charge. On the date the Lifetime Withdrawal Benefit is revoked, a prorated share of the rider charge will be assessed.  After that, the rider charge will no longer be assessed. If you elected the Single Life Option, and the Lifetime Withdrawal Benefit is revoked under the Spousal Contract continuation provision, the rider charge will not be assessed on the date the rider is revoked.
What effect do partial or full Surrenders have on your benefits under this rider?
Surrenders can severely affect the value of the benefit. Please refer to the discussion under “Does the Benefit Amount/Payment Base change under this rider?” for the effect of partial Surrenders on your Payment Base, Guaranteed Minimum Death Benefit and Lifetime Benefit Payments. You may make a full Surrender of your entire Contract at any time. However, you will receive your Contract Value with any applicable charges deducted and not the Payment Base or any Lifetime Benefit Payment that you would have received under this rider. If Your Contract Value is reduced below our minimum Contract Value rules in effect on a particular Valuation Day, and your Lifetime Benefit Payment amount remains greater than zero, then we will consider this date as your Annuity Commencement Date and we will no longer accept subsequent Premium Payments. Please see “Is there a separate Minimum Amount Rule under this rider?” and “What happens at the Annuity Commencement Date under this rider?” and Examples 7, 8, 11, 12, 13 and 14 under the Lifetime Income Foundation in Appendix D for more information.
If you receive services for your Contract from a third-party financial intermediary who charges an advisory fee for their services, and you direct us to deduct your advisory fees from your Contract Value, we will treat that deduction as a withdrawal from your Contract Value. Advisory fee withdrawals will therefore have the same impact on the benefit as any other partial Surrender and can severely affect the value of the benefit. Contract Owners should discuss the impact of deducting advisory fees from Contract Value with their financial intermediary prior to making any election.
For examples of how partial Surrenders (including advisory fee withdrawals) may impact the benefit, see "Lifetime Income Foundation" under Appendix B - Examples.
The factors you may consider when determining whether to voluntarily revoke the Lifetime Withdrawal Benefit include:
•whether you continue to want or need the longevity protection provided by Lifetime Withdrawal Benefit payments (the benefit may not be reinstated after it is revoked);
•whether you wish to cease paying the fees associated with the Lifetime Withdrawal Benefit include (keep in mind that you have been paying fees for the Lifetime Withdrawal Benefit since the effective date of the rider);
•whether you no longer want to be subject to the investment restrictions required to maintain the Lifetime Withdrawal Benefit (if applicable to your contract (see Section 11.a State Variations)); and
•whether or not you plan on taking partial withdrawals in the future and how these partial withdrawals will reduce the GMDB.
You should consult an investment professional before making any decision to revoke the Lifetime Withdrawal Benefit.

Please see "Can your Spouse continue your Withdrawal Benefit?" and "Are there restrictions on how you must invest?" for more information.
Is there a separate Minimum Amount Rule under this rider?
Yes.  If your Contract Value is reduced below our minimum Contract Value then in effect, your Annuity Commencement Date will be attained and we will no longer accept subsequent Premium Payments. Your options at that time are described in the section entitled “What happens if you annuitize your Contract?." You may elect the frequency of your payments from those offered by us at such time, but will not be less frequently than annually.
What happens if you change ownership?
Inasmuch as this rider is affected only by changes to the Covered Life, only these types of changes are discussed below. We reserve the right to approve all Covered Life changes. Certain approved changes in the designation of the Covered Life may cause a recalculation of the benefits. Covered Life changes also allow us, in our discretion, to impose investment restrictions, as described below.
Within the first six months from the Contract Issue Date. Any Covered Life change will have no impact on the Payment Base or GMDB as long as each succeeding Covered Life is less than the maximum age limitation of the rider at the time of the change. The Withdrawal Percentage and Lifetime Benefit Payment will thereafter change based on the age of the new Relevant Covered Life.
After the first six months from the Contract Issue Date. If you elected the Joint/Spousal Option and partial Surrenders have not yet been taken, in the event that you and your Spouse legally divorce, you may add a new Spouse to the Contract. Provided that the age limitation of the rider is not exceeded, the Payment Base and GMDB will remain the same. We will recalculate your Withdrawal Percentage based on the age of the younger Covered Life as of the date of the change.
Alternatively, if you elected the Joint/Spousal Option and partial Surrenders have been taken, in the event that you and your Spouse legally divorce, you may only remove your ex-Spouse from the Contract. The Payment Base and GMDB will remain the same. We will then recalculate your Withdrawal Percentage based on the age of the remaining Covered Life as of the date of the change.
You may not convert your Joint/Spousal Option election to a Single Life Option. In addition, after the first six months following the Contract issue date, if any Covered Life change takes place that is not due to a divorce, then we will:
A.If the older Covered Life after the change is equal to or less than the maximum age limitation of the rider at the time of the change, then we will revoke the Withdrawal Benefits of this rider and continue the GMDB only. The GMDB will be recalculated to be the lesser of the Contract Value or the GMDB effective on the date of the change. The charge for this rider then in effect will be assessed on the revocation date and will no longer be assessed thereafter.
B.If the older Covered Life after the change exceeds the maximum age limitation of the rider at the time of the change, or we no longer offer this rider, then the rider will terminate. The GMDB will then be equal to the Contract Value.
If you elected the Single Life Option and any Covered Life changes are made after the first six months from Contract Issue date, then:
A.If the older Covered Life after the change exceeds the maximum age limitation of this rider at the time of the change, the rider will be terminated and removed from the Contract. The GMDB will then be equal to the Contract Value; or
B.If we no longer offer this rider, we will continue the Guaranteed Minimum Death Benefit after resetting this benefit to the lower of the then applicable Guaranteed Minimum Death Benefit or Contract Value on the effective date of the Covered Life change; whereupon the Withdrawal Benefit will be revoked. The charge for this rider then in effect will be assessed on the revocation date and will no longer be assessed thereafter.
The rider is not currently available for sale as have discontinued selling and issuing new contracts.
The maximum age limitation of the rider is 80.
The following tables illustrate only some of the various changes and the resulting outcomes associated with deaths of the Contract Owner(s) or Annuitant before and after the Annuity Commencement Date.
Single Life Option Election:

If the deceased is . . .	and . . .	and . . .	then the . . .
Contract Owner	There is a surviving non-spousal Contract Owner	The Annuitant is living or deceased	Joint Contract Owner receives the Death Benefit and this rider terminates
Contract Owner	There is a surviving spousal Contract Owner	The Annuitant is living or deceased	Joint Contract Owner receives the Death Benefit and this rider can continue under Spousal Contract continuation

Contract Owner	There is no surviving Contract Owner	The Annuitant is living or deceased	Rider terminates. Designated Beneficiary receives the Death Benefit
Contract Owner	There is no surviving Contract Owner or Beneficiary	The Annuitant is living or deceased	Rider terminates. Estate receives the Death Benefit
Annuitant	Contract Owner is living	There is no Contingent Annuitant and the Contract Owner becomes the Contingent Annuitant	Contract continues, no Death Benefit is paid, and this rider continues
Annuitant	Contract Owner is living	There is no Contingent Annuitant and the Contract Owner waives their right to become the Contingent Annuitant	Rider terminates and Contract Owner receives the Death Benefit
Annuitant	Contract Owner is Living	Contingent Annuitant is Living	Contingent Annuitant becomes the Annuitant and the Contract and this rider continues
Joint/Spousal Election:

If the deceased is . . .	and . . .	and . . .	then the . . .
Contract Owner	There is a surviving Contract Owner	The Annuitant is living or deceased	The surviving Contract Owner continues the Contract and rider; we will increase the Contract Value to the Death Benefit value
Contract Owner	There is no surviving Contract Owner	The Spouse is the sole primary beneficiary	Follow Spousal Contract continuation rules for joint life elections
Contract Owner	There is no surviving Contract Owner or Beneficiary	The Annuitant is living or deceased	Rider terminates and Contract Owner’s estate receives the Death Benefit
Annuitant	The Contract Owner is living	There is a Contingent Annuitant	The Rider continues; upon the death of the last surviving Covered Life, the rider will terminate.
Ownership changes may be taxable to you. We recommend that you consult with a tax adviser before making any ownership changes.
Can your Spouse continue your Withdrawal Benefit?
Single Life Option:
If a Covered Life dies and the Beneficiary is the deceased Covered Life’s Spouse at the time of death, such Spouse may continue the Contract. If the Spouse elects to continue the Contract and this rider, we will continue the rider with respect to all Lifetime Withdrawal Benefits at the charge that is currently being assessed for new sales of this rider at the time of continuation. We will increase the Contract Value to the GMDB, if greater. The Covered Life will be re-determined on the date of Spousal Contract continuation. If the new Covered Life is less than age 81 at the time of the Spousal Contract continuation, and the rider is still available for sale, the Payment Base and the GMDB will be set equal to the Contract Value, the Withdrawal Percentage will be recalculated based on the age of the older remaining Covered Life on the effective date of the Spousal Contract continuation. If the new Covered Life is 81 or older at the time of the Spousal Contract continuation, the rider will terminate and the GMDB will be equal to the Contract Value.
If we are no longer offering this rider at the time of Spousal Contract continuation, we will revoke the Lifetime Withdrawal Benefit, the GMDB will be set equal to the Contract Value and the rider charge will no longer be assessed.
The rider is not currently available for sale as we have discontinued selling and issuing new contracts.
Joint/Spousal Option:
This rider is designed to facilitate the continuation of your rights under this rider by your Spouse through the inclusion of a Joint/Spousal Option. If a Covered Life dies and the Spouse elects to continue the Contract, we will increase the Contract Value to the GMDB, if greater and we will continue the rider with respect to all benefits at the current rider charge. The benefits will be reset as follows:

•The Payment Base will be equal to the greater of Contract Value or the Payment Base on the Spousal Contract continuation date;
•The GMDB will be equal to the Contract Value on the Spousal Contract continuation date;
•The Withdrawal Percentage will remain at the current percentage if partial Surrenders have commenced; otherwise the Withdrawal Percentage will be based on the attained age of the remaining Covered Life on the Contract Anniversary prior to the first partial Surrender; and
•The Lifetime Benefit Payment will be recalculated to equal the Withdrawal Percentage multiplied by the greater of the Contract Value or Payment Base on the date of Spousal Contract continuation.
The remaining Covered Life cannot name a new Owner of the Contract. Any new beneficiary that is added to the Contract will not be taken into consideration as a Covered Life. The rider will then terminate upon the death of the remaining Covered Life.
If the Spouse elects to continue the Contract and revoke the Lifetime Withdrawal Benefit, we will assess the charge on the revocation date and it will no longer be assessed thereafter. The Covered Life will be re-determined on the date of Spousal Contract continuation for purposes of the GMDB. If the age of the Covered Life is greater than the age limitation of the rider at the time of Spousal Contract continuation, the rider will terminate and the GMDB will equal the Contract Value.
What happens at your Annuity Commencement Date under this rider?
You may continue your Lifetime Benefit Payment provided under this rider by electing the Fixed Lifetime and Period Certain Payout. The duration of the period certain will be determined by taking the rider Death Benefit and dividing it by the Lifetime Benefit Payment. The minimum amount paid under this annuitization option is equal to the rider Death Benefit on the Annuity Commencement Date. This annuitization option will not be available if you have revoked your Withdrawal Feature. Alternatively, you may choose any of the annuitization options provided under your Contract. In this instance, you will forfeit the Lifetime Benefit Payments provided under this rider.
Annuity Payout Options under this rider:
Single Life Option:
If you have elected the Single Life Option, we will issue you a Fixed Lifetime and Period Certain Payout. The lifetime portion will be based on the Covered Life determined at Annuity Commencement Date. We treat the Covered Life as the Annuitant for this payout option. If there is more than one Covered Life, then the lifetime portion will be based on both Covered Lives. The Covered Lives will be the Annuitant and joint Annuitant for this payout option. The lifetime portion will terminate on the first death of the two. The minimum amount paid to you under this Annuity Option will at least equal the remaining GMDB under this rider.
If the older Annuitant is age 59 or younger, we will automatically defer the date the payments begin until the anniversary after the older Annuitant attains age 60 and is eligible to receive payments in a fixed dollar amount until the later of the death of any Annuitant or a period certain.
If the Annuitant is alive and the older Annuitant is age 60 or older, you will receive payments in a fixed dollar amount until the later of the death of any Annuitant or a period certain.
The period certain over which payments will be made is equal to the GMDB divided by the product of the Payment Base multiplied by the Withdrawal Percentage on the Annuity Commencement Date. Payments will be made over the greater of the period certain, or until the death of any Annuitant, in the frequency that you elect. The annual amount that will be paid to you will be equal to the Payment Base on the Annuity Commencement Date multiplied by the greater of your Withdrawal Percentage or 5%. If, at the death of any Annuitant, payments have been made for less than the period certain, the remaining scheduled period certain payments will be made to the Beneficiary. A lump sum option is not available.
If your Contract is issued to qualify under Section 401, 403, 408, or 457 of the Internal Revenue Code of 1986, as amended, the period certain will be limited to the life expectancy of the Annuitant, if less, at the time this option becomes effective. Such life expectancy will be computed under the mortality table then in use by Us.
Joint/Spousal Option:
If you have elected the Joint/Spousal Option and both Spouses are alive, we will issue you a Fixed Joint & Survivor Lifetime and Period Certain Payout. If only one Spouse is alive, we will issue a Fixed Lifetime and Period Certain Payout. The lifetime portion will be based on the surviving Covered Life. The Covered Lives will be the Annuitant and Joint Annuitant for this payout option. The lifetime benefit will terminate on the last death of the two. The minimum amount paid to you under this Annuity Option will at least equal the remaining GMDB.
If the younger Annuitant is alive and age 59 or younger, we will automatically defer the date that payments begin until the anniversary after the younger Annuitant attains age 60 and is eligible to receive payments in a fixed dollar amount until the death of the last surviving Annuitant or a period certain.
If the Annuitant is alive and the younger Annuitant is age 60 or older, you will receive payments in a fixed dollar amount until the later of the death of the last surviving Annuitant or a period certain.

The period certain over which payments will be made is equal to the GMDB divided by the product of the Payment Base multiplied by the greater of your Withdrawal Percentage or 4.5% on the Annuity Commencement Date. Payments will be made over the greater of the period certain, or until the death of the last Surviving Annuitant, in the frequency that you elect. The annual amount that will be paid to you will be equal to the Payment Base on the Annuity Commencement Date multiplied by the greater of your Withdrawal Percentage or 4.5%. The frequencies will be among those offered by us at that time but will be no less frequently than annually. If, at the death of the last surviving Annuitant, payments have been made for less than the period certain, the remaining scheduled period certain payments will be made to the Beneficiary. A lump sum option is not available.
If your Contract is issued to qualify under Section 401, 403, 408, or 457 of the Internal Revenue Code of 1986, as amended. the period certain will be limited to the life expectancy of the Annuitant, if less, at the time this option becomes effective. Such life expectancy will be computed under the mortality table then in use by Us.
Are there restrictions on how you must invest?
Yes. We reserve the right to limit the Sub-Accounts into which you may allocate your Contract Value. Effective October 4, 2013, we began enforcing this contractual right for the products described in Appendix D and require that you allocate your Contract Value and future Premium Payments in accordance with the investment restrictions described in Appendix A as a condition to maintaining the withdrawal feature of the rider. Your selected allocations are automatically rebalanced quarterly. If your allocations do not comply with the investment restrictions described in Appendix A, on and after October 4, 2013 the withdrawal feature of the rider is revoked. These restrictions are intended to reduce the risk of investment losses that could require the Company to use its General Account assets to pay amounts due under the rider.
To the extent permitted by law we may modify, add, delete, or substitute, the asset allocation models, investment programs, Funds, portfolio rebalancing requirements, and other investment requirements and restrictions that apply while the rider is in effect. For instance, we might amend these asset allocation models if a Fund (i) merges into another fund, (ii) changes investment objectives, (iii) closes to further investments and/or (iv) fails to meet acceptable risk parameters. These changes will not be applied with respect to then existing investments. We will give you advance notice of these changes. Please refer to “Other Program considerations” under the section entitled “What other ways can you invest?” in Section 7.a for more information regarding the potential impact of Fund mergers and liquidations with respect to then existing investments within an asset allocation model.
Except as provided below, failure to comply with the investment restrictions will result in revocation of the withdrawal feature. If the withdrawal feature of the rider is revoked by us for violation of applicable investment restrictions, we will assess a pro-rated share of the rider charge and will no longer assess a rider charge thereafter. Revocation of the withdrawal feature will not terminate any concurrent guaranteed minimum death benefit rider.
If the withdrawal feature is revoked by us due to a failure to comply with these investment restrictions, you will have one opportunity to reinstate the rider by reallocating your Contract Value in accordance with then prevailing investment restrictions. You will have a thirty calendar day reinstatement period to do this. The reinstatement period will begin upon revocation of the withdrawal feature. Your right to reinstate the rider will be terminated if during the reinstatement period you make a subsequent Premium Payment, take a partial Surrender or make a Covered Life change. Upon reinstatement, your Payment Base will be reset at the lower of the Payment Base prior to the revocation or Contract Value as of the date of reinstatement. Your Withdrawal Percentage will be reset to equal the Withdrawal Percentage prior to revocation unless during the reinstatement period the relevant Covered Life qualifies for a new age band.
Investment in any asset allocation model could mitigate losses but also hamper potential gains. The asset allocation models that you must invest in under the rider provide very different potential risk/reward characteristics. We are not responsible for lost investment opportunities associated with the implementation and enforcement of these investment requirements and restrictions. If the restrictions are violated, the Withdrawal Benefit will be revoked but the GMDB will continue to apply.
Are there restrictions on the amount of subsequent Premium Payments?
Yes. We reserve the right to require our approval on all subsequent Premium Payments received after the first twelve months and to not accept any subsequent Premium Payment which brings the total of such cumulative subsequent Premium Payments to in excess of $100,000 without prior approval. Following your Annuity Commencement Date, we will no longer accept subsequent Premium Payments.
Can we aggregate Contracts?
Yes. For purposes of determining the Payment Base and Premium Payment limits, subject to state availability, we reserve the right to treat as one all deferred variable annuity Contracts issued by us where you have elected any optional withdrawal benefit rider. If we elect to aggregate Contracts, we will change the period over which we measure Surrenders against future Lifetime Benefit Payments.
We will treat the effective date of our aggregation election until the end of the applicable calendar year as a Contract Year for the purposes of the Lifetime Benefit Payment limit. A pro-rata rider fee will be taken at the end of that calendar year. After the first calendar year following aggregation, the Lifetime Benefit Payment limits will be aggregated and will thereafter be set on a calendar year (i.e., January 1 Contract Anniversary) basis. The rider fee then in effect will be taken at the end of each new Contract Anniversary.
Other information
This rider may not be appropriate for all investors. Several factors, among others, should be considered:
•The benefits under this rider cannot be directly or indirectly assigned, collateralized, pledged or securitized in any way. Any such actions will invalidate this rider and allow us to terminate the rider.
•Your annual Lifetime Benefit Payment may fluctuate based on changes in the Payment Base and Contract Value. The Payment Base is sensitive to partial Surrenders in excess of the Lifetime Benefit Payment/Threshold. It is therefore possible that Surrenders and subsequent Premium Payments within the same Contract Year, whether or not equal to one another, can result in lower Lifetime Benefit Payments.
•Annuitizing your Contract, whether voluntary or not, will impact and possibly eliminate these “lifetime” benefits. First, you may no longer invest additional Premium Payments. Second, any Death Benefit, whether standard or optional, will immediately terminate. Third, any Guaranteed Minimum Withdrawal Benefit guarantees you elect may end. In cases where you are required to annuitize (because you reach the Annuity Commencement Date or your Guaranteed Minimum Withdrawal Benefit requires annuitization because the Contract Value has fallen below our minimum Contract Value then in effect), lifetime annuitization payments may equal (or possibly exceed) Lifetime Benefit Payments. However, where you elect to annuitize before a required Annuity Commencement Date, lifetime annuitization payments might be less than the income guaranteed by your Guaranteed Minimum Withdrawal Benefit.
•Even though this rider is designed to provide “living benefits,” you should not assume that you will necessarily receive “payments for life” if you have violated any of the terms of this rider.
•The amount of the Withdrawal Percentage used to compute your Lifetime Benefit Payment is frozen based on the date of the first partial Surrender.
•The determination of the “Relevant” Covered Life is established by the Company and is critical to the determination of many important benefits such as the Withdrawal Percentage used to set Lifetime Benefit Payments. Applicants should confirm this determination and be sure they fully appreciate its importance before investing.
•We may terminate this rider post-election based on your violation of benefit rules and may otherwise withdraw this rider for new sales at any time. In the event that this rider is terminated by us, your Lifetime Benefit Payments will cease; your Payment Base, including any automatic Payment Base increases will be eliminated, the GMDB will then be equal to the Contract Value, and you will not be allowed to elect any other optional benefit rider.
•Because these benefits are bundled and interdependent upon one another, there is a risk that you may ultimately pay for benefits that you may never get to use.
•You may select this rider only at the time of sale and once you do so, you may not add any other optional withdrawal benefits during the time you own this Contract. If you elect this rider you will not be eligible for the standard Death Benefits or be able to elect optional riders other than MAV Plus.
•When the Single Life Option is chosen, your Spouse may find continuation of this rider to be unavailable or unattractive after the death of the Covered Life. Continuation of the benefits available in this optional rider is dependent upon its availability at the time of death of the first Covered Life and will be subject to then prevailing charges.
•The Joint/Spousal Option provides that if you and your Spouse are no longer married for any reason other than death, the removal and replacement of your Spouse will constitute a Covered Life change. This can result in the resetting of all benefits under this rider.
•Certain Covered Life changes may result in a reduction, recalculation or forfeiture of benefits.
•This rider may not be suitable if a Covered Life is under attained age 60.
•The purchase of an optional withdrawal benefit feature may not be appropriate for contracts owned by certain types of non-natural entities, including Charitable Trusts. Because many non-natural entities are required to make certain periodic distributions and those amounts may be different than the withdrawal amounts permitted by the optional withdrawal benefit feature, you may wish to consult with your tax advisor to help determine the appropriateness of this benefit.
•If you are enrolled in the AIP it is important for you to take into account the Lifetime Benefit Payment. It may be necessary to adjust your AIP payout each year. If your Lifetime Benefit Payment changes, we do not automatically adjust payments under the AIP nor do we prompt you to do so. See Examples 18 through 20 under Lifetime Income Foundation in Appendix D.
•We may terminate the entire rider when the oldest Covered Life exceeds the maximum issue age limitation in accordance with the Covered Life change and Spousal Contract continuation provisions. The GMDB will then be equal to the Contract Value.

•If the rider’s Withdrawal Feature has been revoked, we will continue the rider’s Death Benefit feature only.
•In the event that this rider is terminated, whether as a result of your actions or ours, your Lifetime Benefit Payments will cease; your Payment Base will be eliminated, the GMDB will then be equal to the Contract Value, and you will not be allowed to elect any other optional benefit rider.
c.    Lifetime Income Builder II
The Annuity Commencement Date Deferral Option is not available if you have elected Lifetime Income Builder II rider.
Objective
Protect your investment from poor market performance through potential annual automatic Payment Base increases, provide longevity protection through Lifetime Benefit Payments, and ensure a Death Benefit equivalent to the greater of Premium Payments reduced for partial Surrenders or Contract Value.
How does this rider help achieve this goal?
This rider provides two separate but bundled benefits that help achieve this goal. In other words, this rider is a guarantee that you can access two ways:
•Lifetime Withdrawal Benefit. This rider provides a series of Lifetime Benefit Payments payable in each Contract Year following the Relevant Covered Life’s 60th birthday, until the first death of any Covered Life (“Single Life Option”) or until the second death of any Covered Life (“Joint/Spousal Option”). Lifetime Benefit Payments are maximum amounts that can be withdrawn each year based on the higher of your Payment Base or Contract Value on each Contract Anniversary, as adjusted by annual Payment Base increases, if applicable, multiplied by the applicable Withdrawal Percentage. In an Eligible Withdrawal Year, your initial Lifetime Benefit Payment is equal to the Payment Base multiplied by the applicable Withdrawal Percentage. Payments may continue even if the Contract Value has been reduced to or below our minimum Contract Value. The Withdrawal Percentage varies based upon the attained age of the Relevant Covered Life as of the Contract Anniversary prior to the first partial Surrender, and the survivor option chosen. Any partial Surrender taken prior to any Contract Anniversary following the Relevant Covered Life’s 60th birthday will reduce the Payment Base and your future Lifetime Benefit Payment. Such partial Surrender may potentially eliminate your Lifetime Benefit Withdrawal Guarantee.
•Guaranteed Minimum Death Benefit (GMDB). The GMDB provides a Death Benefit equal to the greater of (i) Premium Payments reduced for Partial Surrenders or (ii) Contract Value as of the date due proof of death is received for any Contract Owner or Annuitant. Partial Surrenders will reduce or eliminate the GMDB. This GMDB replaces the standard Death Benefits provided under this Contract.
When can you buy this rider?
Lifetime Income Builder II is closed to new investors (including to existing Owners).
A Covered Life must be a living person. If you choose the Joint/Spousal Option, we reserve the right to (a) prohibit non-natural entities from being designated as an Owner, (b) prohibit anyone other than your Spouse from being a joint Owner, and (c) impose other designation restrictions from time to time.
For the Single Life Option, the Covered Life is most often the same as the Contract Owner and joint Owner (which could be two different people). In the Joint/Spousal Option, the Covered Life is most often the Contract Owner and his or her Spouse, as joint Owner or Beneficiary.
The Relevant Covered Life will be one factor used to establish your Withdrawal Percentage. When the Single Life Option is chosen, we use the older Covered Life as the Relevant Covered Life. When the Joint/Spousal Option is chosen, we use the younger Covered Life as the Relevant Covered Life.
The maximum age of any Contract Owner or Annuitant when electing this rider is 75. When the Joint/Spousal Option is chosen, the Beneficiary also must be younger than age 76.
Does electing this rider forfeit your ability to buy other riders?
Yes. If you elected this rider, you could not elect any rider other than MAV Plus (MAV only in applicable states). The Annuity Commencement Date Deferral Option is not available if you have Lifetime Income Builder II rider.
How is the charge for this rider calculated?
The fee for this rider is based on your then current Payment Base (not your Contract Value) as of each Contract Anniversary. This charge will automatically be deducted from your Contract Value on your Contract Anniversary (i) after your Anniversary Value and Payment Base have been computed and (ii) prior to all other financial transactions. In the event of a full Surrender, a prorated charge will be deducted from your Surrender Value. The charge for this rider will be withdrawn from each Sub-Account and the FAF in the same proportion that the value of each Sub-Account bears to the total Contract Value. Except as otherwise provided below, we will continue to deduct this charge until we begin to make Annuity Payouts. The rider charge may limit access to the FAF in certain states.
We reserve the right to increase the charge for this rider up to a maximum rate of 0.75% any time on or after the fifth anniversary of electing this rider or five years from the date from which we last notified you of a fee increase, whichever is later. Fee increases will not apply if (a) the age of the Relevant Covered Life is 80 or older, or (b) you notify us in writing of your election to permanently waive automatic Payment Base increases. This fee may not be the same as the fee that we charge new purchasers.
Subject to the foregoing limitation, we also reserve the right to charge a different fee for this rider to any new Contract Owners due to a change of Covered Life. Unless exempt, we will automatically deduct rider fees, as they may be increased from time to time.
We may offer a lower fee to customers who agree to participate in any asset allocation models, investment programs, or fund-of-funds we may designate from time to time.
You will receive advance notice of any fee increase. You may decline the fee increase and permanently waive automatic Payment Base increases by:
•Notifying us in writing, verbally or electronically, if available. You must provide us this notification after our notice to you of the charge increase and before your Contract Anniversary.
•Written notifications must be submitted using the forms we provide. For telephonic and Internet elections, if available, you must authenticate your identity and acknowledge your understanding of the implications of declining the fee increase. We will take direction from one joint Owner. We are not responsible for lost investment opportunities associated with elections that are not in good order and for relying on the genuineness of any election.
•We will only honor notifications from the Owner or joint Owner and not through your broker.
•Your decision to decline the fee increase and waive automatic Payment Base increases is irrevocable. You will not be able to accept the fee increase and resume automatic Payment Base increases in the future.
•If you decline the fee increase, your Lifetime Benefit Payment will continue to be reset on each Contract Anniversary according to the rider’s rules.
Does the Payment Base change under this rider?
Yes. Your initial Payment Base equals your initial Premium Payment. Thereafter, the Payment Base will be adjusted as a result of any of the following three actions.
•Automatic Payment Base increases. Your Payment Base may fluctuate based on annual “automatic Payment Base increases.” You will be qualified for annual automatic Payment Base increases commencing on your first Contract Anniversary. Automatic Payment Base increases are based on your then current Anniversary Contract Value (prior to the rider charge being taken) divided by your Maximum Contract Value and then reduced by 1. In no event will the resulting increase amount be less than 0% or greater than 10%. Automatic Payment Base increases will not take place if the investment performance of your Sub-Accounts is neutral or negative. Automatic Payment Base increases will cease upon the earlier of the Annuity Commencement Date or the Contract Anniversary immediately following the Relevant Covered Life's attained age of 80. See Examples 7, 8, 15 and 16 under Lifetime Income Builder II in Appendix D for an example of how automatic Payment Base increases are calculated.
•Subsequent Premium Payments increase your Payment Base on a dollar-for-dollar basis.
•Partial Surrenders may trigger a recalculation of the Payment Base depending on (a) whether the partial Surrender takes place prior to or during an Eligible Withdrawal Year, and (b) if the cumulative amount of all partial Surrenders during any Contract Year exceeds the applicable Threshold, as discussed below:
A.If cumulative partial Surrenders taken during any Contract Year prior to an Eligible Withdrawal Year are equal to, or less than, the Threshold (subject to rounding), then the cumulative partial Surrender will reduce the Payment Base on a dollar-for-dollar basis. Alternatively, if cumulative partial Surrenders taken prior to an Eligible Withdrawal Year are greater than the Threshold (subject to rounding), then we will reduce the Payment Base on a (i) dollar-for-dollar basis up to the Threshold, and (ii) proportionate basis for the amount in excess of the Threshold.
B.If cumulative partial Surrenders during an Eligible Withdrawal Year are (i) equal to or less than the Lifetime Benefit Payment (subject to rounding), or (ii) exceed the Lifetime Benefit Payment only as a result of enrollment in our Automatic Income Program to satisfy RMD, then the cumulative partial Surrender will not reduce the Payment Base.
C.For any partial Surrender that causes cumulative partial Surrenders in an Eligible Withdrawal Year to exceed the Lifetime Benefit Payment and the RMD exception in (B) does not apply, we will reduce the Payment Base on a proportionate basis for the amount in excess of the Lifetime Benefit Payment.
Partial Surrenders taken during any Contract Year that cumulatively exceed the AWA but do not exceed the Lifetime Benefit Payment will be free of any applicable CDSC.
Partial Surrenders will reduce the GMDB.
Please refer to the "Is the rider designed to pay you a Death Benefit" discussion below and Examples 7, 8 and 10-14 under Lifetime Income Builder II in Appendix D for a more complete description of these effects.

Is this rider designed to pay you withdrawal benefits for your lifetime?
Yes. However, your Withdrawal Percentage and therefore the amount of your Lifetime Benefit Payment, is dependent upon when you take your first partial Surrender. For instance:
•If you take your first partial Surrender before an Eligible Withdrawal Year, your Withdrawal Percentage will never increase above 5% for Single Life Option or 4.5% for Joint/Spousal option for the remaining duration of your Contract.
•If you take your first partial Surrender during an Eligible Withdrawal Year, your Withdrawal Percentage will never increase above the Withdrawal Percentage corresponding with the attained age of the Relevant Covered Life as of the Contract Anniversary prior to the first partial Surrender. If such a partial Surrender took place during the first Contract Year, we will use the attained age of the Relevant Covered Life as of Contract issuance to set the Withdrawal Percentage. Once the Withdrawal Percentage has been established, it will not change for the remaining duration of your Contract. In other words, prior to the Relevant Covered Life turning 80, the longer the first partial Surrender is delayed, the higher your Withdrawal Percentage shall be.

Attained age of Relevant Covered Life on the Contract Anniversary prior to the first Partial Surrender	Withdrawal Percentage
	Single Life Option	Joint/Spousal Option
60-64	5.0%	4.5%
65-69	5.5%	5.0%
70-74	6.0%	5.5%
75-79	6.5%	6.0%
80+	7.0%	6.5%
Your Withdrawal Percentage may change based on a permissible Covered Life change. If you choose to receive less than your full Lifetime Benefit Payment in any Contract Year, you will not be able to carry remaining amounts forward to future Contract Years.
See Examples 1-6 and 11-14 under Lifetime Income Builder II in Appendix D.
If you are enrolled in an Automatic Income Program (AIP) it is important for you to take into account the Lifetime Benefit Payment. It may be necessary to adjust your AIP payout each year. If your Lifetime Benefit Payment changes, we do not automatically adjust payments under your AIP nor do we prompt you to do so. See Examples 18 through 20 under Lifetime Income Builder II in Appendix D.
Is this rider designed to pay you Death Benefits?
Yes. The GMDB guarantees that we will pay a Death Benefit equal to the greater of (i) Premium Payments reduced for partial Surrenders or (ii) the Contract Value as of the date we receive due proof of death of the Contract Owner(s) or Annuitant. Termination of this rider will result in the rescission of the GMDB and result in your Beneficiary receiving the Contract Value as of the date we receive due proof of death. If the Lifetime Withdrawal Benefit is revoked, we will reduce the GMDB for any partial Surrender after the date the Lifetime Withdrawal Benefit was revoked, in proportion to the reduction in Contract Value due to such partial Surrender, and you will no longer be subject to this rider’s Investment Restrictions (if applicable to your contract (see section 11.a. State Variations)).
Partial Surrenders will affect the GMDB as follows:
A.If cumulative partial Surrenders taken prior to an Eligible Withdrawal Year are equal to, or less than, the Threshold (subject to rounding), then the cumulative partial Surrender will reduce the GMDB on a dollar-for-dollar basis. Alternatively, if cumulative partial Surrenders taken prior to an Eligible Withdrawal Year are greater than the Threshold (subject to rounding), then we will reduce the GMDB on a (i) dollar-for-dollar basis up to the amount of the Threshold, and (ii) proportionate basis for the amount in excess of the Threshold.
B.If cumulative partial Surrenders during an Eligible Withdrawal Year are (i) equal to or less than the Lifetime Benefit Payment (subject to rounding), or (ii) exceed the Lifetime Benefit Payment only as a result of enrollment in our Automatic Income Program to satisfy RMD, then the cumulative partial Surrender will reduce the GMDB on a dollar-for-dollar basis.
C.For any partial Surrender that causes cumulative partial Surrenders in an Eligible Withdrawal Year to exceed the Lifetime Benefit Payment and the RMD exception in (B) does not apply, we will reduce the GMDB on a (i) dollar-for-dollar basis up to the amount of the Lifetime Benefit Payment, and (ii) proportionate basis for the amount in excess of the Lifetime Benefit Payment.
Please refer to the section labeled “Can your Spouse continue your Withdrawal Benefit” for more information on the continuation of the Lifetime Benefit Payments by your Spouse.
See Examples 9 and 10 under Lifetime Income Builder II in Appendix D.

Does this rider replace the standard Death Benefit?
Yes.
Can you revoke this rider?
Yes. You may elect to revoke the Lifetime Withdrawal Benefit at any time and only the GMDB shall continue to apply. You may not revoke the Guaranteed Minimum Death Benefit. We may revoke the Lifetime Withdrawal Benefit under the Covered Life change, Spousal Contract continuation and Investment Restrictions provisions (if applicable to your contract (see section 11.a. State Variations)).
If the Lifetime Withdrawal Benefit is revoked:
•it cannot be re-elected;
•you will not receive any Lifetime Withdrawal Payments;
•we will continue the GMDB only. We will reduce the GMDB for any partial Surrender after the date the Lifetime Withdrawal Benefit was revoked, in proportion to the reduction in Contract Value due to such partial Surrender;
•you will no longer be subject to this rider’s Investment Restrictions; and
•you become subject to the rules applicable when the Contract Value is below our minimum Contract Value then in effect.
Effect on rider charge. On the date the Lifetime Withdrawal Benefit is revoked, a prorated share of the rider charge will be assessed.  After that, the rider charge will no longer be assessed. If you elected the Single Life Option, and the Lifetime Withdrawal Benefit is revoked under the Spousal Contract continuation provision, the rider charge will not be assessed on the date the rider is revoked.
A Company-sponsored exchange of this rider will not be considered a revocation or termination of this rider.
The factors you may consider when determining whether to voluntarily revoke the Lifetime Withdrawal Benefit include:
•whether you continue to want or need the longevity protection provided by Lifetime Withdrawal Benefit payments (the benefit may not be reinstated after it is revoked);
•whether you wish to cease paying the fees associated with the Lifetime Withdrawal Benefit (keep in mind that you have been paying fees for the Lifetime Withdrawal Benefit since the effective date of the rider);
•whether you no longer want to be subject to the investment restrictions required to maintain the Lifetime Withdrawal Benefit (if applicable to your contract (see Section 11.a State Variations)); and
•whether or not you plan on taking partial withdrawals in the future and how these partial withdrawals will reduce the GMDB.
You should consult an investment professional before making any decision to revoke the Lifetime Withdrawal Benefit.
Please see “Can your Spouse continue your Withdrawal Benefit?” and “Are there restrictions on how you must invest?” for more information.
What effect do partial or full Surrenders have on your benefits under this rider?
Surrenders can severely affect the value of the benefit. Please refer to “Does the Payment Base change under this rider?” for the effect of partial Surrenders on your Payment Base, GMDB and Lifetime Benefit Payments. You may make a full Surrender of your entire Contract at any time. However, you will receive your Contract Value with any applicable charges deducted and not the Payment Base or any Lifetime Benefit Payment that you would have received under this rider. If Your Contract Value is reduced below our minimum Contract Value rules in effect on a particular Valuation Day, and your Lifetime Benefit Payment amount remains greater than zero, then we will consider this date as your Annuity Commencement Date and we will no longer accept subsequent Premium Payments. Please see “Is there a separate Minimum Amount Rule under this rider?” and “What happens at the Annuity Commencement Date under this rider?” and Examples 7, 8 and 10-14 under Lifetime Income Builder II in Appendix D for more information.
If you receive services for your Contract from a third-party financial intermediary who charges an advisory fee for their services, and you direct us to deduct your advisory fees from your Contract Value, we will treat that deduction as a withdrawal from your Contract Value. Advisory fee withdrawals will therefore have the same impact on the benefit as any other partial Surrender and can severely affect the value of the benefit. Contract Owners should discuss the impact of deducting advisory fees from Contract Value with their financial intermediary prior to making any election.
For examples of how partial Surrenders (including advisory fee withdrawals) may impact the benefit, see "Lifetime Income Builder II" under Appendix D Examples.
Is there a separate Minimum Amount Rule under this rider?
Yes.  If your Contract Value is reduced below our minimum Contract Value then in effect, your Annuity Commencement Date will be attained and we will no longer accept subsequent Premium Payments. Your options at that time are described in the section entitled “What happens if you annuitize your Contract?." You may elect the frequency of your payments from those offered by us at such time, but will not be less frequently than annually.
What happens if you change ownership?
Inasmuch as this rider is affected only by changes to the Covered Life, only these types of changes are discussed below. We reserve the right to approve all Covered Life changes. Certain approved changes in the designation of the Covered Life may cause a re-calculation of the benefits. Covered Life changes also allow us, in our discretion, to impose investment restrictions, as described below.
Within the first six months from the Contract Issue Date. Any Covered Life change will have no impact on the Payment Base or GMDB as long as each succeeding Covered Life is less than the maximum age limitation of the rider at the time of the change. The Withdrawal Percentage and Lifetime Benefit Payment will thereafter change based on the age of the new relevant Covered Life.
After the first six months from the Contract Issue Date. If you elected the Joint/Spousal Option and partial Surrenders have not yet been taken, in the event that you and your Spouse legally divorce, you may add a new Spouse to the Contract. Provided that the age limitation of the rider is not exceeded, the Payment Base and GMDB will remain the same. We will recalculate your Withdrawal Percentage based on the age of the younger Covered Life as of the date of the change.
Alternatively, if you elected the Joint/Spousal Option and partial Surrenders have been taken, in the event that you and your Spouse legally divorce, you may only remove your ex-Spouse from the Contract. The Payment Base and GMDB will remain the same. We will recalculate your Withdrawal Percentage based on the age of the remaining Covered Life as of the date of the change.
You may not convert your Joint/Spousal Option election to a Single Life Option. In addition, after the first six months following the Contract issue date, if any Covered Life change takes place that is not due to a divorce, then:
A.If the older Covered Life after the change is equal to or less than the maximum age limitation of the rider at the time of the change, then we will revoke the Withdrawal Benefits of this rider and continue the GMDB after resetting this benefit to the lower of the then applicable GMDB or Contract Value on the effective date of the Covered Life change. The charge for this rider then in effect will be assessed on the revocation date and will no longer be assessed thereafter.
B.If the older Covered Life after the change exceeds the maximum age limitation of the rider at the time of the change, then the rider will terminate. The GMDB will then be equal to the Contract Value.
If you elected the Single Life Option and any Covered Life changes are made after the first six months from Contract Issue date, then we will:
A.If the older Covered Life after the change exceeds the maximum age limitation of this rider at the time of the change, the rider will be terminated and removed from the Contract. The GMDB will then be equal to the Contract Value; or
B.If we no longer offer this rider, we will continue the GMDB after resetting this benefit to the lower of the then applicable GMDB or Contract Value on the effective date of the Covered Life change; whereupon the Withdrawal Benefit will terminate. The charge for this rider then in effect will be assessed on the revocation date and will no longer be assessed thereafter.
The rider is not currently available for sale as we have discontinued selling and issuing new contracts.
The maximum age limitation of the rider is 75.
The following tables illustrate only some of the various changes and the resulting outcomes associated with deaths of the Contract Owner(s) or Annuitant before and after the Annuity Commencement Date.
Single Life Option Election:

If the Deceased is . . .	and . . .	and . . .	then the . . .
Contract Owner	There is a surviving non-spousal Contract Owner	The Annuitant is living or deceased	Joint Contract Owner receives the Death Benefit and this rider terminates
Contract Owner	There is a surviving spousal Contract Owner	The Annuitant is living or deceased	Joint Contract Owner receives the Death Benefit and this rider can continue under Spousal Contract continuation
Contract Owner	There is no surviving Contract Owner	The Annuitant is living or deceased	Rider terminates. Designated Beneficiary receives the Death Benefit

Contract Owner	There is no surviving Contract Owner or Beneficiary	The Annuitant is living or deceased	Rider terminates. Estate receives the Death Benefit
Annuitant	Contract Owner is living	There is no Contingent Annuitant and the Contract Owner becomes the Contingent Annuitant	Contract continues, no Death Benefit is paid, and this rider continues
Annuitant	Contract Owner is living	There is no Contingent Annuitant and the Contract Owner waives their right to become the Contingent Annuitant	Rider terminates and Contract Owner receives the Death Benefit
Annuitant	Contract Owner is Living	Contingent Annuitant is Living	Contingent Annuitant becomes the Annuitant and the Contract and this rider continues
Joint/Spousal Election:

If the Deceased is . . .	and . . .	and . . .	then the . . .
Contract Owner	There is a surviving Contract Owner	The Annuitant is living or deceased	The surviving Contract Owner continues the Contract and rider; we will increase the Contract Value to the Death Benefit value
Contract Owner	There is no surviving Contract Owner	The Spouse is the sole primary beneficiary	Follow Spousal Contract continuation rules for joint life elections
Contract Owner	There is no surviving Contract Owner or Beneficiary	The Annuitant is living or deceased	Rider terminates and Contract Owner’s estate receives the Death Benefit
Annuitant	The Contract Owner is living	There is a Contingent Annuitant	The Rider continues; upon the death of the last surviving Covered Life, the rider will terminate.
Ownership changes may be taxable to you. We recommend that you consult with a tax adviser before making any ownership changes.
Can your Spouse continue your Withdrawal Benefit?
Single Life Option:
If a Covered Life dies and the Beneficiary is the deceased Covered Life’s Spouse at the time of death, such Spouse may continue the Contract. If the Spouse elects to continue the Contract and this rider, we will continue the rider with respect to all Lifetime Withdrawal Features at the charge that is currently being assessed for new sales at the time of continuation. We will increase the Contract Value to the GMDB, if greater. The Covered Life will be re-determined on the date of Spousal Contract continuation. If the new Covered Life is less than age 81 at the time of the Spousal Contract continuation, and the rider is still available for sale, the Payment Base and the GMDB will be set equal to the Contract Value, the Withdrawal Percentage will be recalculated based on the age of the older remaining Covered Life on the effective date of the Spousal Contract continuation. If the new Covered Life is 81 or older at the time of the Spousal Contract continuation, the rider will terminate and the GMDB will be equal to the Contract Value.
If we are no longer offering this rider at the time of Spousal Contract continuation, we will revoke the Lifetime Withdrawal Benefit and the rider charge will no longer be assessed.
The rider is not currently available for sale as we have discontinued selling and issuing new contracts.
Joint/Spousal Option:
This rider is designed to facilitate the continuation of your rights under this rider by your Spouse through the inclusion of a Joint/Spousal Option. If a Covered Life dies and the Spouse elects to continue the Contract, we will increase the Contract Value to the GMDB, if greater and we will continue the rider with respect to all benefits at the current rider charge. The benefits will be reset as follows:
•The Payment Base will be equal to the greater of Contract Value or the Payment Base on the Spousal Contract continuation date
•The GMDB will be equal to the Contract Value on the Spousal Contract continuation date

•The Withdrawal Percentage will remain at the current percentage if partial Surrenders have commenced; otherwise the Withdrawal Percentage will be based on the attained age of the remaining Covered Life on the Contract Anniversary prior to the first partial Surrender
•The Lifetime Benefit Payment will be recalculated to equal the Withdrawal Percentage multiplied by the greater of the Contract Value or Payment Base on the date of Spousal Contract continuation.
The remaining Covered Life cannot name a new owner on the Contract. Any new beneficiary that is added to the Contract will not be taken into consideration as a Covered Life. The rider will terminate upon the death of the remaining Covered Life.
If the Spouse elects to continue the Contract and revoke the Lifetime Withdrawal Benefit, we will assess the charge on the revocation date and it will no longer be assessed thereafter. The Covered Life will be re-determined on the date of Spousal Contract continuation for purposes of the GMDB. If the Covered Life is greater than the age limitation of the rider at the time of Spousal Contract continuation, the rider will terminate and the GMDB will equal the Contract Value.
See Example 17 under Lifetime Income Builder II in Appendix I.
What happens at your Annuity Commencement Date under the rider?
You may continue your Lifetime Benefit Payment provided under this rider by electing the Fixed Lifetime and Period Certain Payout. The duration of the period certain will be determined by taking the rider Death Benefit and dividing it by the Lifetime Benefit Payment. The minimum amount paid under this annuitization option is equal to the rider Death Benefit on the Annuity Commencement Date. This annuitization option will not be available if you have revoked your Withdrawal Feature. Alternatively, you may choose any of the annuitization options provided under your Contract. In this instance, you will forfeit the Lifetime Benefit Payments provided under this rider.
Annuity Payout Options under this rider:
Single Life Option:
If you have elected the Single Life Option, we will issue you a Fixed Lifetime and Period Certain Payout. The lifetime portion will be based on the Covered Life determined at Annuity Commencement Date. We treat the Covered Life as the Annuitant for this payout option. If there is more than one Covered Life, then the lifetime portion will be based on both Covered Lives. The Covered Lives will be the Annuitant and joint Annuitant for this payout option. The lifetime portion will terminate on the first death of the two. The minimum amount paid to you under this Annuity Option will at least equal the remaining GMDB under this rider.
If the older Annuitant is age 59 or younger, we will automatically defer the date the payments begin until the anniversary after the older Annuitant attains age 60 and is eligible to receive payments in a fixed dollar amount until the later of the death of any Annuitant or a period certain.
If the Annuitant and joint Annuitant are alive and the older Annuitant is age 60 or older, you will receive payments in a fixed dollar amount until the later of the death of any Annuitant or a period certain.
The period certain over which payments will be made is equal to the Guaranteed Minimum Death Benefit divided by the product of the Payment Base multiplied by the Withdrawal Percentage on the Annuity Commencement Date. Payments will be made over the greater of the period certain, or until the death of any Annuitant, in the frequency that you elect. The annual amount that will be paid to you will be equal to the Payment Base on the Annuity Commencement Date multiplied by the greater of the Withdrawal Percentage or 5%. If, at the death of any Annuitant, payments have been made for less than the period certain, the remaining scheduled period certain payments will be made to the Beneficiary. A lump sum option is not available.
If your Contract is issued to qualify under Section 401, 403, 408, or 457 of the Internal Revenue Code of 1986, as amended, the period certain will be limited to the life expectancy of the Annuitant, if less, at the time this option becomes effective. Such life expectancy will be computed under the mortality table then in use by Us.
Joint/Spousal Option:
If you have elected the Joint/Spousal Option and both Spouses are alive, we will issue you a Fixed Joint & Survivor Lifetime and Period Certain Payout. If only one Spouse is alive, we will issue a Fixed Lifetime and Period Certain Payout. The lifetime portion will be based on the surviving Covered Life. The Covered Lives will be the Annuitant and Joint Annuitant for this payout option. The lifetime benefit will terminate on the last death of the two. The minimum amount paid to you under this Annuity Option will at least equal the remaining GMDB.
If the younger Annuitant is alive and age 59 or younger, we will automatically defer the date that payments begin until the anniversary after the younger Annuitant attains age 60 and is eligible to receive payments in a fixed dollar amount until the death of the last surviving Annuitant or a period certain.
If the Annuitant is alive and the younger Annuitant is age 60 or older, you will receive payments in a fixed dollar amount until the later of the death of the last surviving Annuitant or a period certain.
The period certain over which payments will be made is equal to the GMDB divided by the product of the Payment Base multiplied by the greater of your Withdrawal Percentage or 4.5% on the Annuity Commencement Date. Payments will be made over the greater of the period certain, or until the death of the last Surviving Annuitant, in the frequency that you elect. The annual amount that will be paid to you will be equal to the Payment Base on the Annuity Commencement Date multiplied by the greater of your Withdrawal Percentage or 4.5%. The frequencies will be among those offered by us at that time but will be no less frequently than annually. If, at the death of the last surviving Annuitant, payments have been made for less than the period certain, the remaining scheduled period certain payments will be made to the Beneficiary. A lump sum option is not available.
If your Contract is issued to qualify under Section 401, 403, 408, or 457 of the Internal Revenue Code of 1986, as amended, the period certain is limited to the life expectancy of the Annuitant, if less, at the time this option becomes effective. Such life expectancy will be computed under the mortality table then in use by Us.
Are there restrictions on how you must invest?
Yes. Effective October 4, 2013, we began enforcing our contractual right to require that you allocate your Contract Value and future Premium Payments in accordance with the investment restrictions described in Appendix A as a condition to maintaining the withdrawal feature of the rider. Your selected allocations are automatically rebalanced quarterly. If your allocations do not comply with the investment restrictions described in Appendix A, on and after October 4, 2013 the withdrawal feature of your rider is revoked. These restrictions are intended to reduce the risk of investment losses that could require the Company to use its General Account assets to pay amounts due under the rider.
To the extent permitted by law, we may modify, add, delete, or substitute (to the extent permitted by applicable law), the asset allocation models, investment programs, Funds, portfolio rebalancing requirements, and other investment requirements and restrictions that apply while the rider is in effect. For instance, we might amend these asset allocation models if a Fund (i) merges into another fund, (ii) changes investment objectives, (iii) closes to further investments and/or (iv) fails to meet acceptable risk parameters. These changes will not be applied with respect to then existing investments. We will give you advance notice of these changes. Please refer to “Other Program considerations” under the section entitled “What other ways can you invest?” in Section 7.a for more information regarding the potential impact of Fund mergers and liquidations with respect to then existing investments within an asset allocation model.
Except as provided below, failure to comply with the investment restrictions will result in revocation of the withdrawal feature. If the withdrawal feature of the rider is revoked by us for violation of applicable investment restrictions, we will assess a pro-rated share of the rider charge and will no longer assess a rider charge thereafter. Revocation of the withdrawal feature will not terminate any concurrent guaranteed minimum death benefit rider.
If the withdrawal feature is revoked by us due to a failure to comply with these investment restrictions, you will have one opportunity to reinstate the rider by reallocating your Contract Value in accordance with then prevailing investment restrictions. You will have a thirty calendar day reinstatement period to do this. The reinstatement period will begin upon revocation of the withdrawal feature. Your right to reinstate the rider will be terminated if during the reinstatement period you make a subsequent Premium Payment, take a partial Surrender, or make a Covered Life change. Upon reinstatement, your Payment Base will be reset at the lower of the Payment Base prior to the revocation or Contract Value as of the date of reinstatement. Your Withdrawal Percentage will be reset to equal the Withdrawal Percentage prior to revocation unless during the reinstatement period the relevant Covered Life qualifies for a new age band.
Investment in any asset allocation model could mitigate losses but also hamper potential gains. The asset allocation models that you must invest in under the rider provide very different potential risk/reward characteristics. We are not responsible for lost investment opportunities associated with the implementation and enforcement of these investment requirements and restrictions. If the restrictions are violated, the Withdrawal Benefit will be revoked but the GMDB will continue to apply.
Are there restrictions on the amount of subsequent Premium Payments?
Yes. We reserve the right to require our approval on all subsequent Premium Payments received after the first twelve months. We will not accept any subsequent Premium Payment which brings the total of such cumulative subsequent Premium Payments to in excess of $100,000 without prior approval. This restriction is not currently enforced. Following your Annuity Commencement Date, we will no longer accept subsequent Premium Payments.
See Examples 9 and 10 under Lifetime Income Builder II in Appendix D.
Can we aggregate Contracts?
Yes. For purposes of determining the Payment Base and Premium Payment limits, subject to state availability, we reserve the right to treat as one all deferred variable annuity Contracts issued by us where you have elected any optional withdrawal benefit rider. If we elect to aggregate Contracts, we will change the period over which we measure Surrenders against future Lifetime Benefit Payments.
We will treat the effective date of our aggregation election until the end of the applicable calendar year as a Contract Year for the purposes of the Lifetime Benefit Payment limit. A pro-rata rider fee will be taken at the end of that calendar year. After the first calendar year following aggregation, the Lifetime Benefit Payment limits will be aggregated and will thereafter be set on a calendar year (i.e., January 1 Contract Anniversary) basis. The rider fee then in effect will be taken at the end of each new Contract Anniversary.
Other information
•This rider may not be appropriate for all investors. Several factors, among others, should be considered:
•The benefits under this rider cannot be directly or indirectly assigned, collateralized, pledged or securitized in any way. Any such actions will invalidate this rider and allow us to terminate the rider.
•Your annual Lifetime Benefit Payments may fluctuate based on changes in the Payment Base and Contract Value. The Payment Base is sensitive to partial Surrenders in excess of the Lifetime Benefit Payment/Threshold. It is therefore possible that Surrenders and subsequent Premium Payments within the same Contract Year, whether or not equal to one another, can result in lower Lifetime Benefit Payments.
•Annuitizing your Contract, whether voluntary or not, will impact and possibly eliminate these “lifetime” benefits. First, you may no longer invest additional Premium Payments. Second, any Death Benefit, whether standard or optional, will immediately terminate. Third, any Guaranteed Minimum Withdrawal Benefit guarantees you elect may end. In cases where you are required to annuitize (because you reach the Annuity Commencement Date or your Guaranteed Minimum Withdrawal Benefit requires annuitization because the Contract Value has fallen below our minimum Contract Value then in effect), you will forfeit automatic Payment Base increases (if applicable) and lifetime annuitization payments may equal (or possibly exceed) Lifetime Benefit Payments. However, where you elect to annuitize before a required Annuity Commencement Date, lifetime annuitization payments might be less than the income guaranteed by your Guaranteed Minimum Withdrawal Benefit.
•Even though this rider is designed to provide “living benefits,” you should not assume that you will necessarily receive “payments for life” if you have violated any of the terms of this rider.
•The amount of the Withdrawal Percentage used to compute your Lifetime Benefit Payment is frozen based on the date of the first partial Surrender.
•The determination of the “Relevant” Covered Life is established by the Company and is critical to the determination of many important benefits such as the Withdrawal Percentage used to set Lifetime Benefit Payments. Applicants should confirm this determination and be sure they fully appreciate its importance before investing.
•We may terminate this rider post-election based on your violation of benefit rules and may otherwise withdraw this rider for new sales at any time. In the event that this rider is terminated by us, your Lifetime Benefit Payments will cease; your Payment Base, including any automatic Payment Base increases will be eliminated, the GMDB will then be equal to the Contract Value, and you will not be allowed to elect any other optional benefit rider.
•Because these benefits are bundled and interdependent upon one another, there is a risk that you may ultimately pay for benefits that you may never get to use.
•You may select this rider only at the time of sale and once you do so, you may not add any other optional withdrawal benefits during the time you own this Contract. If you elect this rider you will not be eligible for the standard Death Benefits or able to elect optional riders other than MAV Plus.
•When the Single Life Option is chosen, Spouses may find continuation of this rider to be unavailable or unattractive after the death of the Contract Owner. Continuation of the benefits available in this optional rider is dependent upon its availability at the time of death of the first Covered Life and will be subject to then prevailing charges.
•The Joint/Spousal Option provides that if you and your Spouse are no longer married for any reason other than death, the removal and replacement of your Spouse will constitute a Covered Life change. This can result in the resetting of all benefits under this rider.
•Certain Covered Life changes may result in a reduction, recalculation or forfeiture of benefits.
•This rider may not be suitable if a Covered Life is under attained age 60.
•Annuity pay-out options available after the Annuity Commencement Date may not necessarily provide a stream of income for your lifetime and may be less than Lifetime Benefit Payments.
•If you are enrolled in the AIP it is important for you to take into account the Lifetime Benefit Payment. It may be necessary to adjust your AIP payout each year. If your Lifetime Benefit Payment changes, we do not automatically adjust payments under the AIP nor do we prompt you to do so. See Example 18 through 20 under Lifetime Income Builder II in Appendix D.
•The purchase of an optional withdrawal benefit feature may not be appropriate for contracts owned by certain types of non-natural entities, including Charitable Trusts. Because many non-natural entities are required to make certain periodic distributions and those amounts may be different than the withdrawal amounts permitted by the optional withdrawal benefit feature, you may wish to consult with your tax advisor to help determine the appropriateness of this benefit.

•We may terminate the entire rider when the oldest Covered Life exceeds the maximum issue age limitation in accordance with the Covered Life change and Spousal Contract continuation provisions. The GMDB will then be equal to the Contract Value.
•If the rider’s Withdrawal Feature has been revoked, we will continue the rider’s Death Benefit feature only.
•In the event that this rider is terminated, whether as a result of your actions or ours, your Lifetime Benefit Payments will cease; your Payment Base will be eliminated, the GMDB will then be equal to the Contract Value, and you will not be allowed to elect any other optional benefit rider.
d.    Principal First
The Annuity Commencement Date Deferral Option rider is available if you have elected the Principal First rider. (See below for impacts.)
Objective
Protect your investment from poor market performance through annual Benefit Payments until the Benefit Amount is reduced to zero.
How does this rider help achieve this goal?
This rider protects your investment by guaranteeing Benefit Payments until your Benefit Amount, rather than your Contract Value, has been exhausted. You may also elect “step-ups” that reset your Benefit Amount to the then prevailing Contract Value.
Principal First - Step-Up
Any time after the 5th year Principal First has been in effect, you may elect to “step-up” the benefit. If you choose to step-up the benefit, your Benefit Amount is recalculated to equal your total Contract Value. Your Benefit Payment then becomes 7% of the new Benefit Amount, and will never be less than your existing Benefit Payment. You cannot elect to step-up if your current Benefit Amount is higher than your Contract Value. Any time after the 5th year the step-up benefit has been in place, you may choose to step-up the benefit again. Contract Owners who become owners by virtue of the Spousal Contract Continuation provision of the Contract can step up without waiting for the 5th year their Contract has been in force.
We currently allow you to step-up on any day after the 5th year the benefit has been in effect, however, in the future we may only allow a step-up to occur on your Contract Anniversary. At the time you elect to step-up, we may be charging more for Principal First, but in no event will this charge exceed 0.75% annually. Regardless of when you bought your Contract, upon step-up we will charge you the current charge. Before you decide to step-up, you should request a current prospectus which will describe the current charge for this Benefit. This rider protects your investment by guaranteeing Benefit Payments until your Benefit Amount, rather than your Contract Value, has been exhausted. You may also elect step-ups that reset your Benefit Amount to the then prevailing Contract Value.
You or your Spouse (if Spousal Contract continuation has been chosen) may elect to step-up your Benefit Amount following the 5th Contract Year that you added this rider to your Contract and again on each fifth anniversary from the last time you elected to step-up your Benefit Amount (or upon Spousal Contract continuation, whichever is earlier). These dates are called “election dates” in this section. Your Benefit Amount will then become the Contract Value as of the close of business on the Valuation Date that you properly made this election. Each time that you exercise step-up rights, your Benefit Payment will be reset to 7% of the new Benefit Amount, but will never be less than your then existing Benefit Payment. You must follow certain requirements to make this election:
•We will accept requests for a step-up in writing, verbally or electronically, if available.
•Written elections must be submitted using the forms we provide. For telephonic and Internet elections, if available, you must authenticate your identity and acknowledge your understanding of the implications of making this election.
•We will not accept any written election request received more than thirty (30) days prior to an election date.
•We will not accept any Internet (if available) or telephone election requests received prior to the election date. You may not post-date your election.
•If an election form is received in good order within the 30 days prior to an election date, the step-up will automatically occur on the rider anniversary (or if the rider anniversary in a Non-Valuation Day then the next following Valuation Day). If an election form is received in good order on or after an election date, the step-up will occur as of the close of business on the Valuation Day that the request is received by us at our Administrative Office. We reserve the right to require you to elect step-ups only on Contract Anniversaries.
•We will not honor any election request if your Contract Value is less than your Benefit Amount effective as of the step-up effective date.
•Your election is irrevocable. This means that if your Contract Value increases after your step-up, you cannot ask us to reset your Benefit Amount again until your next election date. The fee for this rider may also change when you make this election and will remain in effect until your next election, if any.

When can you buy this rider?
Principal First rider is closed to new investors and post issue election.
What are the impacts of electing the Annuity Commencement Date Deferral Option rider?
If you elect the Annuity Commencement Date Deferral Option, this rider, including any guaranteed income benefit, death benefit settlement option and any annuitization option under this rider (i) will be terminated in their entirety; (ii) the charge for this rider will no longer be assessed; and (iii) your Contract will then be subject to the contract minimum rules. If, however, you are receiving Automatic Income Payments under this rider, you may continue to do so once the Deferral Option is effective. However, you will then be subject to the contract minimum rules. That is, if after any withdrawal, whether it be a systematic withdrawal or a one-time partial Surrender, your Contract Value falls below the contract minimum, we will close your Contract and pay the full Surrender Value. For more details, see the Annuity Commencement Date Deferral Option section, which is immediately prior to the subsection titled Annuity Payouts in The Contract section.
How is the charge for this rider calculated?
The annual charge for this rider is based on your daily Sub-Account Value and is deducted daily. The charge continues to be deducted until we begin to make Annuity Payouts.
We will recalculate the charge each time that you step-up your Benefit Amount. The fee at the time of step-up will be the charge that we are then currently charging other customers who have previously elected this rider and have elected to step-up. This fee may not be the same as, but will not be more than, the fee that we charge new purchasers or the fee we set before we cease offering this rider. If we cease sales of this rider, we will predetermine the rider charge on a non-discriminatory basis. Before you decide to exercise your step-up privileges, you should request a current prospectus which will describe the then current charge effective upon exercising step-up rights.
We also reserve the right to increase the charge for this rider up to a maximum rate of 0.75% any time on or after the fifth anniversary of electing this rider or five years from the date from which we last notified you of a fee increase, whichever is later. The fee increase will only apply if you elect to step-up your Benefit Amount. Subject to limitation, we also reserve the right to charge a different fee for this rider to any new Contract Owners due to a change of ownership of this Contract.
Does the Benefit Amount change under this rider?
Yes. If elected at the time of Contract issuance, your initial Benefit Amount is your initial Premium Payment. If elected after the Contract has been issued, your initial Benefit Amount will be the based on your Contract Value at the time the rider is elected. Any time after the 5th Contract Year that this rider has been in effect and thereafter on each fifth anniversary of the last step-up (or sooner upon Spousal Contract continuation); you (or your Spouse if Spousal Contract continuation rights have been elected) may elect to step-up the Benefit Amount to the Contract Value.
Your Benefit Amount will fluctuate based on subsequent Premium Payments or partial Surrenders. Partial Surrenders in excess of your Benefit Payments may also trigger a recalculation of the Benefit Amount and future Benefit Payments. Your Benefit Amount can never be more than $5 million.
You cannot elect the step-up privilege if your then current Benefit Amount is higher than your Contract Value on step-up dates.
Partial Surrenders reduce the potential for step-ups.
Excess withdrawals may significantly reduce or termination this benefit.
See Example 1 and 7 under Principal First in Appendix D.
Is this rider designed to pay you withdrawal benefits for your lifetime?
No. You can continue to take Benefit Payments until the Benefit Amount has been depleted. Once the initial Benefit Amount has been determined, we calculate the Benefit Payment. The maximum Benefit Payment is 7% of your Benefit Amount on rider effective date, or if more recently, the last date on which a step up was elected, or the Benefit Amount was reduced due to a partial Surrender exceeding the Benefit Payment. Benefit Payments can begin at any time and can be taken on any schedule that you request. Benefit Payments are non-cumulative, which means that your Benefit Payment will not increase in the future if you fail to take your full Benefit Payment for the current year. For example, if you do not take 7% one year, you may not take more than 7% the next year.
If you elect this rider when you purchase your Contract, we count one year as the time between each Contract Anniversary. If you purchase this rider after you purchase your Contract, we count the first year as the time between the date we added this rider to your Contract and your next Contract Anniversary, which could be less than a year.
Each time you add a Premium Payment, we increase your Benefit Amount by the amount of the subsequent Premium Payment. When you make a subsequent Premium Payment, your Benefit Payments will increase by 7% of the amount of the subsequent Premium Payment. See Example 2 under Principal First in Appendix D.
Your Benefit Amount cannot be less than $0 or more than $5 million. Any activities that would otherwise increase the Benefit Amount above this ceiling will not be included for any benefits under this rider.

Benefit Payments are treated as partial Surrenders and are deducted from your Contract Value and Benefit Amount. Each Benefit Payment reduces the amount you may Surrender under your AWA. Surrenders in excess of your annual Benefit Payment include any applicable CDSC.
Guaranteed withdrawals may begin at any time after issuance.
If, in one year, your Surrenders total more than your Benefit Payment, we will re-calculate your Benefit Amount and your Benefit Payment could be significantly lower in the future. Any time we recalculate your Benefit Amount or your Benefit Payment, we count one year as the time between the date we re-calculate and your next Contract Anniversary, which could be less than a year.
Whenever a partial Surrender is made, the Benefit Amount will be equal to the amount determined in either (A) or (B) as follows:
A.If the total partial Surrenders since the later of (i) the most recent Contract Anniversary, or (ii) the Valuation Day that the Benefit Payment was last established (excluding establishments for subsequent Premium Payments), are equal to or less than the Benefit Payment, the Benefit Amount becomes the Benefit Amount immediately prior to the partial Surrender, less the amount of the partial Surrender.
B.If the total partial Surrenders as determined in (A) above exceed the Benefit Payment, the Benefit Amount will have an automatic reset to the greater of zero or the lesser of (i) or (ii) as follows:
(i)The Contract Value immediately following the partial Surrender; or
(ii)The Benefit Amount immediately prior to the partial Surrender, less the amount of the partial Surrender.
See Examples 3 through 6 for Principal First in Appendix D.
Qualified Contracts are subject to certain federal tax rules requiring that minimum distributions be withdrawn from the Contract on a calendar year basis (i.e., compared to a Contract Year basis), beginning in the calendar year in which the individual attains (a) age 70½ for those born before July 1, 1949 or (b) age 72 for those born on or after July 1, 1949. These withdrawals are called Required Minimum Distributions. An RMD may exceed your Benefit Payment, which will cause a recalculation of your Benefit Amount. Recalculation of your Benefit Amount may result in a lower Benefit Payment in the future.
Is this rider designed to pay you Death Benefits?
No. However, partial Surrenders will reduce the standard Death Benefit.
Does this rider replace standard Death Benefits?
No.
Can you revoke this rider?
No. However, a Company-sponsored exchange of this rider will not be considered a revocation or termination of this rider.
What effect do partial or full Surrenders have on your benefits under this rider?
Benefit Payments are treated as partial Surrenders and are deducted from your Contract Value and Benefit Amount. Each Benefit Payment reduces the amount you may Surrender under your AWA. Surrenders in excess of your Benefit Payment include any applicable CDSC.
Surrenders can severely affect the value of the benefit. If, in one year, your Surrenders total more than your Benefit Payment, we will re-calculate your Benefit Amount and your Benefit Payment could be significantly lower in the future. Any time we re-calculate your Benefit Amount or your Benefit Payment, we count one year as the time between the date we re-calculate and your next Contract Anniversary, which could be less than a year.
If your Contract Value is reduced to zero due to receiving Benefit Payments, and you still have a Benefit Amount, you will continue to receive a Benefit Payment through a fixed Annuity Payout option until your Benefit Amount is depleted. While you are receiving payments under fixed Annuity Payout options, you may not make additional Premium Payments, and if you die before you receive all of your payments, your Beneficiary will continue to receive the remaining Benefit Payments. You can Surrender your entire Contract Value any time; however, you will receive your Contract Value at the time you request a full Surrender with any applicable charges deducted and not the Benefit Amount or the Benefit Payment amount that you would have received under this rider.
If you receive services for your Contract from a third-party financial intermediary who charges an advisory fee for their services, and you direct us to deduct your advisory fees from your Contract Value, we will treat that deduction as a withdrawal from your Contract Value. Advisory fee withdrawals will therefore have the same impact on the benefit as any other partial Surrender and can severely affect the value of the benefit. Contract Owners should discuss the impact of deducting advisory fees from Contract Value with their financial intermediary prior to making any election.
For examples of how partial Surrenders (including advisory fee withdrawals) may impact the benefit, see "Principal First" under Appendix D Examples.

What happens if you change ownership?
If you change the ownership or assign this Contract to someone other than your Spouse after 12 months of electing this rider, we will recalculate the Benefit Amount and the Benefit Payment may be lower in the future. The Benefit Amount will be recalculated to equal the lesser of:
•The Benefit Amount immediately prior to the ownership change or assignment; or
•The Contract Value at the time of the ownership change or assignment.
The Benefit Payment will then be reset to 7% of the new Benefit Amount.
If the Owner dies and the sole Beneficiary is the Owner’s Spouse, then the surviving Spouse can either become the Contract Owner or elect to receive the standard Death Benefit.
You may not change the named Annuitant. However, if the Annuitant is still living, the Contingent Annuitant may be changed at any time prior to the Annuity Commencement Date by sending us written notice.
Ownership changes may be taxable to you. We recommend that you consult with a tax adviser before making any ownership changes.
Can your Spouse continue your Withdrawal Benefit?
Yes. If the Owner dies and the Beneficiary is the deceased Owner’s Spouse at the time of death, the Spouse may continue the Contract and this rider. This right may be exercised only once during the term of the Contract.
What happens if you annuitize your Contract?
You may elect the annuitization option at any time. If you annuitize your Contract, you may choose the Principal First Annuity Payout Option ("PF" Annuity Payout Option") in addition to those Annuity Payout Options offered in the Contract. Under the PF Annuity Payout Option we will pay a fixed dollar amount for a specific number of years (“Payout Period”). If you, the joint Owner or the Annuitant should die before the PF Annuity Payout Period is complete, the remaining payments will be made to the Beneficiary. The PF Annuity Payout Period is determined on the Annuity Calculation Date and it will equal the current Benefit Amount divided by the Benefit Payment. The total amount of the Annuity Payouts under this option will be equal to the Benefit Amount. We may offer other Payout Options. If you, the joint Owner or Annuitant die before the Annuity Calculation Date and all of the Benefit Payments guaranteed by us have not been made, the Beneficiary may elect to take the remaining Benefit Payments by electing the PF Annuity Payout Option or any of the Death Benefit options offered in your Contract. If the Annuitant dies after the Annuity Calculation Date and before all of the Benefit Payments guaranteed by us have been made, the payments will continue to be made to the Beneficiary. If your Contract Value is reduced to zero, you will receive a fixed dollar amount Annuity Payout option until your Benefit Amount is depleted.
This option may not be available if your Contract is issued to qualify under Section 401, 403, 408 or 457 of the Internal Revenue Code of 1986, as amended. For such contracts, this option will be available only if the guaranteed payment period is less than the life expectancy of the Annuitant at the time the option becomes effective. Such life expectancy will be computed under the mortality table then in use by us.
Are there restrictions on how you must invest?
No.
Are there restrictions on the amount of subsequent Premium Payments?
No; however, your Benefit Amount cannot be more than $5 million. Any activities that would otherwise increase the Benefit Amount above this ceiling will not be included for any benefits under this rider.
Can we aggregate contracts?
We reserve the right to treat all Contracts issued to you by us as one Contract for purposes of this rider. This means that if you purchase two Contracts from us in any twelve month period and elect any optional withdrawal benefit rider on both Contracts, withdrawals from one Contract may be treated as withdrawals from the other Contract.
Other information
•The annual percentage used for determining Benefit Payments is not a fixed rate of return. The Contract Value used to set Benefit Payments is based on the investment performance of your Sub-Accounts.
•Benefit Payments cannot be carried forward from one year to the next. You will not be warned if you take less than the maximum withdrawals available without triggering recalculation of your Benefit Payments.
•Annual Surrenders exceeding 7% accelerate depletion of your Benefit Amount even if you use the Automatic Income Program to meet RMD requirements. No reliable assumptions can be made that your payments will continue for any particular number of years.
•Additional Premium Payments made to your Contract after withdrawals have begun may not restore the previous amount of Benefit Payments, even if the additional Premium Payment restores the Benefit Amount to the previous Benefit Amount.

•Voluntary or involuntary annuitization will terminate Benefit Payments. Annuity Payout options available after the Annuity Commencement Date may be less than Benefit Payments.
•There are no assurances made or implied that automatic Benefit Amount increases will occur and if occurring, will be predictable.
•The fee for this rider may increase if and when a step-up is elected. There are no assurances as to the fee we will be charging at the time of each step-up. This is subject to the maximum fee disclosed in the Fee Table and this section.
•When the Contract Value is small in relation to the Benefit Amount, Surrenders may have a significant effect on future Benefit Payments.
•Withdrawals can deplete and even eliminate death benefits.
•If you are enrolled in the Automatic Income Program ("AIP") it is important for you to take into account the Benefit Payment. It may be necessary to adjust your AIP payout each year. If your Benefit Payment changes, we do not automatically adjust payments under the AIP nor do we prompt you to do so.
11. Miscellaneous
a.    State Variations
The following section describes modifications to this prospectus due to specific requirements under state insurance laws. There may be additional variations described in your contract (including riders). Unless otherwise noted, variations apply to all forms of Contracts we issue in that particular state. References to certain state’s variations do not imply that we actually offer Contracts in each such state. These variations are subject to change without notice and additional variations may be imposed as specific states approve new riders.
Alabama - Core: We will accept subsequent Premium Payments only during the first Contract Year (if Contract contains the Fixed Account Rider). Outlook: We will accept subsequent Premium Payments only during the first three Contract Years (if Contract contains the Fixed Account Rider).
California - Core, Access, Edge, Plus, Outlook: Any Owner 60 years old or older when purchasing this Contract in California must either elect the Senior Protection Program, or elect to immediately allocate the initial Premium Payments to the other investment options. Under the Senior Protection Program, we will allocate your initial Premium Payment to a money market fund sub-account for the first 35 days your initial Premium Payment is invested. After the 35th day we will automatically allocate your Contract Value according to your most current investment instructions. If you elect the Senior Protection Program you will not be able to participate in any InvestEase (if otherwise available) or Dollar Cost Averaging Program until after the Program has terminated. The Static Asset Allocation Models and certain Automatic Income Programs are not available if you elect the Senior Protection Program. Under the Senior Protection Program any subsequent Premium Payment received during the 35 days after the initial Premium Payment is invested will also be invested in a money market fund sub-account unless you direct otherwise. You may voluntarily terminate your participation in the Senior Protection Program by contacting us in writing or by telephone. You will automatically terminate your participation in the Senior Protection Program if you allocate a subsequent Premium Payment to any other investment option or transfer Account Value from a money market fund sub-account to another investment option. When you terminate your participation in the Senior Protection Program you may reallocate your Contract Value in the Program to other investment options; or we will automatically reallocate your Account Value in the Program according to your original instructions 35 days after your initial Premium Payment was invested. The assignment restrictions on the living benefits and Death Benefits do not apply.
Connecticut - Core, Access, Edge, Outlook, Plus: If you elect the Principal First Preferred rider, our approval is required for any subsequent Premium Payments if the Premium Payments for all deferred variable annuity Contracts issued by us to you equal or exceed $100,000. There are no investment restrictions for Principal First Preferred, Lifetime Income Builder II and Lifetime Income Foundation. For Connecticut residents that elect Principal First Preferred, Lifetime Income Builder, Lifetime Income Builder II or Lifetime Income Foundation, the contract aggregation provisions do not apply. Plus: The CDSC is 8%, 8%, 8%, 7%, 6%, 5%, 4%, 3%, 0% for years 1-9. The assignment restrictions on the living benefits and Death Benefits do not apply.
Florida - Core, Access, Plus, Outlook: The limit on Death Benefits imposed when aggregate Premium Payments total $5 million or more does not apply.
Illinois - Core, Access, Edge, Florida: The FAF is not available if you elected Lifetime Income Builder Selects, Lifetime Income Builder Portfolios, Lifetime Income Builder II and Lifetime Income Foundation.
Massachusetts - Core : We will accept subsequent Premium Payments only until the Annuitant’s 63rd birthday or the third Contract Anniversary, whichever is later. The FAF investment restrictions do not apply to investors. Outlook : We will accept subsequent Premium Payments only until the Annuitant’s 66th birthday or the sixth Contract Anniversary, whichever is later. Core, Plus, Outlook : The Nursing Home Waiver is not available.
Minnesota - Core, Access, Edge, Plus, Outlook: MAV Plus is not available and the Maximum Anniversary Value (MAV) Death Benefit is offered instead.

New Jersey - Core, Access, Edge, Plus, Outlook: The investment restrictions and the contract aggregation provisions for Lifetime Income Builder, Lifetime Income Builder II and Lifetime Income Foundation are not applicable. The Fixed Accumulation Feature is not available. The only AIRs available are 3% and 5%. Core, Plus, Outlook: The Nursing Home Waiver is not available. Edge: The Letter of Intent to Submit Anticipated Premium Endorsement is not available.
New York - Core, Plus : The FAF is not available if you elect Lifetime Income Builder, Lifetime Income Builder II, Lifetime Income Foundation, Lifetime Income Builder Selects or Lifetime Income Builder Portfolios. The Nursing Home Waiver is not available. Core, Access, Edge, Plus : We will not recalculate Principal First Preferred of Principal First Benefit Amounts if you change ownership or assign your contract to someone other than your spouse. The Minimum Contract Value is $1,000 after any Surrender. The rider charge for Lifetime Income Builder, Lifetime Income Builder II, Lifetime Income Foundation, Lifetime Income Builder Selects, and Lifetime Income Builder Portfolios is only deducted from the Sub-Accounts. MAV Plus is not available and the Maximum Anniversary Value (MAV) Death Benefit is offered instead. The only AIRs available are 3% and 5%. Edge : The Letter of Intent to Submit Anticipated Premium Endorsement is not available. Core, Access, Edge, Plus, Outlook: There are no investment restrictions for Lifetime Income Builder, Lifetime Income Builder II, Lifetime Income Selects and Lifetime Income Foundation. The assignment restrictions on the living benefits and Death Benefits do not apply. The minimum monthly Annuity Payout is $20.
Ohio - Core, Edge, Plus, Outlook : The FAF is not available.
Oklahoma -Core, Access, Edge, Plus, Outlook: The only AIRs available are 3% and 5%.
Oregon - Core, Plus: We will accept subsequent Premium Payments during the first three Contract Years. Outlook: We will accept subsequent Premium Payments during the first six Contract Years. Core, Access, Edge, Plus, Outlook: There are no investment restrictions for Lifetime Income Builder. You may not choose a fixed dollar amount Annuity Payout. The Life Annuity with a Cash Refund Annuity Payout Option is not available for Oregon residents and the only AIRs available are 3% and 5%.
Pennsylvania - Core, Plus, Outlook: The Nursing Home Waiver minimum confinement period is changed from 180 days to 90 days. Pennsylvania residents may not choose a fixed dollar amount Annuity Payout or the Life Annuity with a Cash Refund Annuity Payout Option. Plus: The CDSC is 8%, 8%, 8%, 7%, 6%, 5%, 4%, 3%, 0% for years 1-9.
South Carolina - Edge: The Letter of Intent to Submit Anticipated Premium Endorsement is not available.
Texas - Edge: The Letter of Intent to Submit Anticipated Premium Endorsement is not available.
Washington - Core, Access, Edge, Plus, Outlook: MAV Plus is not available and Maximum Anniversary Value (MAV) Death Benefit is offered instead. The rider charge for Lifetime Income Builder, Lifetime Income Builder II, Lifetime Income Foundation, Lifetime Income Builder Selects, and Lifetime Income Builder Portfolios is only deducted from the Sub-Accounts. Core, Edge, Plus, Outlook: The Fixed Accumulation is not available if you elected Lifetime Income Builder, Lifetime Income Builder II, Lifetime Income Foundation, Lifetime Income Builder Selects, and Lifetime Income Builder Portfolios. Edge: The Letter of Intent to Submit Anticipated Premium Endorsement is not available.
b.    Financial Statements
You can find financial statements for us and the Separate Account in the Statement of Additional Information. To receive a copy of the Statement of Additional Information free of charge, call your investment professional or contact us. The back cover page of this prospectus includes instructions on how to request a Statement of Additional Information from us.
c.    More Information
Ownership Changes - Except as prohibited by state law, we reserve the right to approve all ownership changes, including any assignment of your Contract (or any benefits) to others or the pledging of your Contract as collateral. Certain approved changes in ownership may cause a re-calculation of the benefits subject to applicable state law. Generally, we will not re-calculate the benefits under your Contract so long as the change in ownership does not affect the Owner and does not result in a change in the tax identification number under the Contract. Changes in ownership can also adversely affect your Death Benefits and optional withdrawal benefits. If you elect the Deferral Option and if your Spouse continues the Contract after the original Annuity Commencement Date, the terms of the Deferral Option will remain in force and will supersede any conflicting terms set forth above and the Deferred Annuity Commencement Date will be adjusted to the new Annuitant’s, if any, 100th birthday.
If the Owner dies and the sole Beneficiary is the Owner’s Spouse, then the surviving Spouse can either become the Contract Owner or elect to receive the applicable Death Benefit. We will adjust the Contract Value in these circumstances to equal the amount that we would have paid as the Death Benefit payment, had the Spouse elected to receive the applicable Death Benefit as a lump sum payment. This privilege will only apply once for each Contract.
You may not change the named Annuitant. However, if the Annuitant is still living, the Contingent Annuitant may be changed at any time prior to the Annuity Commencement Date by sending us written notice.
Assignment - A non-qualified Contract may be assigned. We must be properly notified in writing of an assignment. Any Annuity Payouts or Surrenders requested or scheduled before we record an assignment will be made according to the instructions we have on record. We are not responsible for determining the validity of an assignment. Assigning a non-

qualified Contract may require the payment of income taxes and certain penalty taxes. Please consult a qualified tax adviser before assigning your Contract.
Speculative Investing - Do not purchase this Contract if you plan to use it, or any of its riders, for speculation, arbitrage, viatication or any other type of collective investment scheme. When you purchased this Contract you represented and warranted that you would not use this Contract, or any of its riders, for speculation, arbitrage, viatication or any other type of collective investment scheme.
Contract Modification - We may modify the Contract, but no modification will affect the amount or term of any Contract unless a modification is required to conform the Contract to applicable federal or state law. No modification will affect the method by which Contract Values are determined.
Medicaid Benefits - Medicaid is a program that covers most medical costs, including nursing home and home care for the elderly and certain persons with disabilities. To qualify, individuals must meet both income and resource tests. Subject to state law, income tests measure whether earned and unearned income such as benefit payments exceeds predetermined monthly caps. Resource tests look to the value of countable assets such as this Contract. Medicaid also allows the costs of benefits such as nursing home care, home and community based services, and related hospital prescription drug services to be recaptured from a recipient’s estate after their death (or if the recipient has a surviving Spouse, the recapture is suspended until after the death of the recipient’s surviving Spouse).
Medicaid estate planning may be important to people who are concerned about long term care costs or the adequacy of their private LTC insurance. Benefits associated with this variable annuity may have an impact on your Medicaid eligibility and the assets considered for Medicaid benefits.
Certain asset and/or trust transfers (or a “spend down” of assets) made to become eligible for Medicaid may trigger periods of potentially unlimited ineligibility and can be considered fraud. Each state examines the financial history of a person to determine whether he or she transferred funds at below market value in order to qualify for Medicaid. These look-back periods are currently 36-months for asset transfers and 60-months for Medicaid exempt trust transfers.
Ownership interests or beneficiary status under this variable annuity can render you or your loved ones ineligible for Medicaid. This may be particularly troubling if your Spouse or Beneficiary is already receiving Medicaid benefits at the time of transfer or receipt of Death Benefits. As certain ownership changes are either impermissible or are subject to benefit resetting rules, you may want to carefully consider how you structure the ownership and beneficiary status of your Contract.
This discussion is intended to provide a very general overview and does not constitute legal advice or in any way suggest that you circumvent these rules. You should seek advice from a competent elder law attorney to make informed decisions about how this variable annuity may affect your plans.
d.    Legal Proceedings
There continues to be significant federal and state regulatory activity relating to financial services companies. Like other insurance companies, we are involved in lawsuits, arbitrations, and regulatory/legal proceedings. Certain of the lawsuits and legal actions the Company is involved in assert claims for substantial amounts. While it is not possible to predict with certainty the ultimate outcome of any pending or future case, legal proceeding or regulatory action, we do not expect the ultimate result of any of these actions to result in a material adverse effect on the Company or its Separate Accounts. Nonetheless, given the large or indeterminate amounts sought in certain of these actions, and the inherent unpredictability of litigation, an adverse outcome in certain matters could, from time to time, have a material adverse effect on the Separate Account, the ability of the Principal Underwriter to perform its contract with the Separate Account, or the ability of the Company to meet its obligations under the Contracts.
e. Cybersecurity and Disruptions to Business Operations
We rely heavily on interconnected computer systems and digital data to conduct our annuity products business. Because our business is highly dependent upon the effective operation of our computer systems and those of our business partners, our business is vulnerable to disruptions from utility outages, and susceptible to operational and information security risks resulting from information systems failure (e.g., hardware and software malfunctions), and cyber-attacks. These risks include, among other things, the theft, misuse, corruption and destruction of data maintained online or digitally, interference with or denial of service, attacks on websites and other operational disruption and unauthorized release of confidential customer information. Such systems failures and cyber-attacks affecting us, any third-party administrator, the underlying funds, intermediaries and other affiliated or third-party service providers may adversely affect us and your Contract Value. For instance, systems failures and cyber-attacks may interfere with our processing of contract transactions, including the processing of orders from our website or with the underlying funds, impact our ability to calculate Accumulation Unit value, cause the release and possible destruction of confidential customer or business information, impede order processing, subject us and/or our service providers and intermediaries to regulatory fines and financial losses and/or cause reputational damage. Cybersecurity risks may also impact the issuers of securities in which the underlying funds invest, which may cause the funds underlying your contract to lose value. There may also be an increased risk of cyber-attacks during periods of geopolitical or military conflict (such as Russia's invasion of Ukraine and the resulting response by the United States and other countries). There can be no assurance that we or the underlying funds or our service providers will avoid losses affecting your contract due to cyber-attacks or information security breaches in the future.
We are also exposed to risks related to natural and man-made disasters, including public health crises (such as COVID-19), terrorist acts, and other severe events that could adversely affect our ability to conduct our business operations. While we have adopted a business continuity plan and taken precautions, we cannot assure you that such events will not result in short- or long-term interruptions to our business operations, particularly if such events affect our computer systems or result in a significant number of our employees becoming unavailable. Interruptions to our business operations may interfere with our ability to effectively administer the Contract, including our ability to process orders and calculate Contract Value. Our third-party service providers and other third-parties related to our business (such as financial intermediaries or, in the case of our variable products, underlying funds) are subject to similar risks, risks of political instability, and disruptions to their business operations may cause interruptions to our own business operations. Even if our employees and the employees of our service providers are able to work remotely, those remote work arrangements could result in our business operations being less efficient than under normal circumstances and could lead to delays in our processing of Contract-related transactions, including orders from Contract owners.
The impact of the outbreak and continuing spread of the novel coronavirus ("COVID-19") and the related disruption to the worldwide economy are affecting companies across all industries.  Worldwide health emergency measures to combat the spread of the virus have caused severe disruption resulting in an economic slowdown.  The duration and impact of the COVID-19 public health crises on the financial markets, overall economy and our operations are uncertain, as is the efficacy of government and central bank interventions.  Additionally, we are unable to determine what, if any, actions our regulators may take in response to the COVID-19 public health crises and its impact on financial markets and our operations. At this time, the Company is not able to reliably estimate the length and severity of the COVID-19 public health crises and, as such, cannot quantify its impact on the financial results, liquidity and capital resources of the Company and its operations in future periods.
f.    How Contracts Were Sold
We have entered into a distribution agreement with our affiliate Talcott Resolution Distribution Company, Inc. (“TDC”) under which TDC serves as the principal underwriter for the Contracts. TDC is registered with the Securities and Exchange Commission under the 1934 Act as a broker-dealer and is a member of the Financial Industry Regulatory Authority (FINRA). The principal business address of TDC is the same as ours.
TDC has entered into selling agreements with affiliated and unaffiliated broker-dealers, and financial institutions (“Financial Intermediaries”) for the sale of the Contracts. We pay compensation to TDC for sales of the Contracts by Financial Intermediaries. TDC, in its role as principal underwriter, did not retain any underwriting commissions for the fiscal year ended December 31, 2021. Contracts were sold by individuals who were appointed by us as insurance agents and who were investment professionals of Financial Intermediaries.
Director and Edge Contracts may have been sold directly to the following individuals free of any commission (“Employee Gross-Up”) on Core and no front-end sales charge on Edge: 1) current or retired officers, directors, trustees and employees (and their families) of our ultimate corporate parent; and 2) employees and investment professionals (and their families) of Financial Intermediaries. If applicable, we may have credited the Contract with a credit of 5.0% of the initial Premium Payment and each subsequent Premium Payment, if any. This additional percentage of Premium Payment in no way affects current or future charges, rights, benefits or account values of other Contract Owners.
We list below types of arrangements that helped to incentivize sales people to sell our suite of variable annuities. Not all arrangements necessarily affected each variable annuity. These types of arrangements could be viewed as creating conflicts of interest.
Financial Intermediaries receive commissions (described below under “Commissions”). Certain selected Financial Intermediaries also receive additional compensation (described below under “Additional Payments”). All or a portion of the payments we make to Financial Intermediaries may be passed on to investment professionals according to a Financial Intermediary’s internal compensation practices.
Affiliated broker-dealers also employed individuals called wholesalers in the sales process. Wholesalers typically receive commissions based on the type of Contract or optional benefits sold.
Commissions
Up front commissions paid to Financial Intermediaries generally range from 1% to up to 7% of each Premium Payment you pay for your Contract. Trail commissions (fees paid for customers that maintain their Contracts generally for more than 1 year) range up to 1.20% of your Contract Value. We pay different commissions based on the Contract variation. We may pay a lower commission for sales to people over age 80.
Commission arrangements vary from one Financial Intermediary to another. We are not involved in determining your investment professional’s compensation. Under certain circumstances, your investment professional may be required to return all or a portion of the commissions paid.

Check with your investment professional to verify whether your account is a brokerage or an advisory account. Your interests may differ from ours and your investment professional (or the Financial Intermediary with which they are associated). Please ask questions to make sure you understand your rights and any potential conflicts of interest. If you are an advisory client, your investment professional (or the Financial Intermediary with which they are associated) can be paid both by you and by us based on what you buy. Therefore, profits, and your investment professional’s (or their Financial Intermediary’s) compensation, may vary by product and over time. Contact an appropriate person at your Financial Intermediary with whom you can discuss these differences.
If you enter into an agreement for investment advisory services for your Contract with a financial intermediary who acts as an investment adviser and charges you an advisory fee for their services, you pay that advisory fee under your agreement with the financial intermediary. We do not intend to pay Sales Commissions to financial intermediaries who receive investment advisory fees from Contract Owners because such financial intermediaries receive compensation in connection with the Contract in the form of those advisory fees.
Additional Payments
Subject to FINRA, Financial Intermediary and insurance rules, we also pay the following types of fees to among other things encourage the sale of this Contract and/or to provide in force Contract Owner support. These additional payments could create an incentive for your investment professional, and the Financial Intermediary with which they are associated, to recommend products that pay them more than others, which may not necessarily be to your benefit. In addition, some Financial Intermediaries may make a profit from fees received for in force Contract Owner support.

Additional Payment Type	What it’s used for
Access	Access to investment professionals and/or Financial Intermediaries such as one-on-one wholesaler visits or attendance at national sales meetings or similar events.
Gifts & Entertainment	Occasional meals and entertainment, tickets to sporting events and other gifts.
Marketing	Joint marketing campaigns and/or Financial Intermediary event advertising/participation; sponsorship of Financial Intermediary sales contests and/or promotions in which participants (including investment professionals) receive prizes such as travel awards, merchandise and recognition; client generation expenses.
Marketing Expense Allowance	Pay Fund related parties for wholesaler support, training and marketing activities for certain Funds.
In force Contract Owner Support	Support through such things as providing hardware and software, operational and systems integration, links to our website from a Financial Intermediary’s websites; shareholder services.
Training	Educational (due diligence), sales or training seminars, conferences and programs, sales and service desk training.
Volume	Pay for the overall volume of their sales or the amount of money investing in our products.
During 2021, we made Additional Payments to the following Financial Intermediaries for our entire suite of variable annuities pursuant to contractual arrangements: LPL Financial Corporation, Morgan Stanley Smith Barney, LLC, (various divisions and affiliates), and UBS Financial Services, Inc. (CDSC only).
Inclusion on this list does not imply that these sums necessarily constitute “special cash compensation” as defined by FINRA Conduct Rule 2830(l)(4). We will endeavor to update this listing annually and interim arrangements may not be reflected. We assume no duty to notify any investor whether their investment professional is or should be included in any such listing.
For the fiscal year ended December 31, 2021, Additional Payments did not in the aggregate exceed approximately $4.7 million or approximately 0.01% of average total individual variable annuity assets.
2. Federal Tax Considerations
A.    Introduction
The following summary of tax rules does not provide or constitute any tax advice. It provides only a general discussion of certain of the expected federal income tax consequences with respect to amounts contributed to, invested in or received from a Contract, based on our understanding of the existing provisions of the Internal Revenue Code (“Code”), Treasury Regulations thereunder, and public interpretations thereof by the IRS (e.g., Revenue Rulings, Revenue Procedures or Notices) or by published court decisions. This summary discusses only certain federal income tax consequences to United States Persons, and does not discuss state, local or foreign tax consequences. The term United States Persons means citizens or residents of the United States, domestic corporations, domestic partnerships, trust or estates that are subject to United States federal income tax, regardless of the source of their income. See “Nonresident Aliens and Foreign Entities” below regarding annuity purchases by, or payments to, non-U.S. Persons. Pursuant to IRS Circular 230, you are hereby notified of the following: The information contained in this document is not intended to (and cannot) be used by anyone to avoid IRS penalties. This document supports the promotion and marketing of insurance products. You should seek advice based on your particular circumstances from an independent tax advisor. This prospectus is not intended to provide tax, accounting or legal advice. Please consult your tax accountant or attorney prior to finalizing or implementing any tax or legal strategy or for any tax, account or legal advice concerning your situation.
This summary has been prepared by us after consultation with tax counsel, but no opinion of tax counsel has been obtained. We do not make any guarantee or representation regarding any tax status (e.g., federal, state, local or foreign) of any Contract or any transaction involving a Contract. In addition, there is always a possibility that the tax treatment of an annuity contract could change by legislation or other means (such as regulations, rulings or judicial decisions). Moreover, it is always possible that any such change in tax treatment could be made retroactive (that is, made effective prior to the date of the change). Accordingly, you should consult a qualified tax adviser for complete information and advice before purchasing a Contract.
In addition, although this discussion addresses certain tax consequences if you use the Contract in various arrangements, including Charitable Remainder Trusts, tax-qualified retirement arrangements, deferred compensation plans, split-dollar insurance arrangements, or other employee benefit arrangements, this discussion is not exhaustive. The tax consequences of any such arrangement may vary depending on the particular facts and circumstances of each individual arrangement and whether the arrangement satisfies certain tax qualification or classification requirements. In addition, the tax rules affecting such an arrangement may have changed recently, e.g., by legislation or regulations that affect compensatory or employee benefit arrangements. Therefore, if you are contemplating the use of a Contract in any arrangement the value of which to you depends in part on its tax consequences, you should consult a qualified tax adviser regarding the tax treatment of the proposed arrangement and of any Contract used in it.
As used in the following sections addressing “Federal Tax Considerations,” the term “spouse” means the person to whom you are legally married, as determined under federal tax law. This may include opposite or same-sex spouses, but does not include those in domestic partnerships or civil unions which are not recognized as married for federal tax purposes. You are encouraged to consult with an accountant, lawyer or other qualified tax advisor about your own situation. Although some sections below discuss certain tax considerations in connection with contract loans, this is provided as general information only.  Please refer to your contract to determine if your contract contains a loan provision.
The federal, as well as state and local, tax laws and regulations require the Company to report certain transactions with respect to your contract (such as an exchange of or a distribution from the contract) to the Internal Revenue Service and state and local tax authorities, and generally to provide you with a copy of what was reported. This copy is not intended to supplant your own records. It is your responsibility to ensure that what you report to the Internal Revenue Service and other relevant taxing authorities on your income tax returns is accurate based on your books and records. you should review whatever is reported to the taxing authorities by the Company against your own records, and in consultation with your own tax advisor, and should notify the Company if you find any discrepancies in case corrections have to be made.
THE DISCUSSION SET FORTH BELOW IS INCLUDED FOR GENERAL PURPOSES ONLY. SPECIAL TAX RULES MAY APPLY WITH RESPECT TO CERTAIN SITUATIONS THAT ARE NOT DISCUSSED HEREIN. EACH POTENTIAL PURCHASER OF A CONTRACT IS ADVISED TO CONSULT WITH A QUALIFIED TAX ADVISER AS TO THE CONSEQUENCES OF ANY AMOUNTS INVESTED IN A CONTRACT UNDER APPLICABLE FEDERAL, STATE, LOCAL OR FOREIGN TAX LAW.
B.    Taxation of the Company and the Separate Account
The Separate Account is taxed as part of the Company which is taxed as a life insurance company under Subchapter L of Chapter 1 of the Code. Accordingly, the Separate Account will not be taxed as a “regulated investment company” under Subchapter M of Chapter 1 of the Code. Investment income and any realized capital gains on assets of the Separate Account are reinvested and taken into account in determining the value of the Accumulation and Annuity Units. As a result, such investment income and realized capital gains are automatically applied to increase reserves under the Contract.
Currently, no taxes are due on interest, dividends and short-term or long-term capital gain earned by the Separate Account with respect to the Contracts. The Company is entitled to certain tax benefits related to the investment of company assets, including assets of the Separate Account. These tax benefits, which include the foreign tax credit and the corporate dividends received deduction, are not passed back to you since the Company is the owner of the assets from which the tax benefits are derived.
C.    Taxation of Annuities — General Provisions Affecting Contracts Not Held in Tax-Qualified Retirement Plans
Section 72 of the Code governs the taxation of annuities in general.
1.    Non-Natural Persons as Owners
Pursuant to Code Section 72(u), an annuity contract held by a taxpayer other than a natural person generally is not treated as an annuity contract under the Code. Instead, such a non-natural Contract Owner generally could be required to include in gross income currently for each taxable year the excess of (a) the sum of the Contract Value as of the close of the taxable year and all previous distributions under the Contract over (b) the sum of net premiums paid for the taxable year and any prior taxable year and the amount includable in gross income for any prior taxable year with respect to the Contract under Section 72(u). However, Section 72(u) does not apply to:
•A contract the nominal owner of which is a non-natural person but the beneficial owner of which is a natural person (e.g., where the non-natural owner holds the contract as an agent for the natural person),
•A contract acquired by the estate of a decedent by reason of such decedent’s death,
•Certain contracts acquired with respect to tax-qualified retirement arrangements,
•Certain contracts held in structured settlement arrangements that may qualify under Code Section 130, or
•A single premium immediate annuity contract under Code Section 72(u)(4), which provides for substantially equal periodic payments and an annuity starting date that is no later than 1 year from the date of the contract’s purchase.
A non-natural Contract Owner that is a tax-exempt entity for federal tax purposes (e.g., a tax-qualified retirement trust or a Charitable Remainder Trust) generally would not be subject to federal income tax as a result of such current gross income under Code Section 72(u). However, such a tax-exempt entity, or any annuity contract that it holds, may need to satisfy certain tax requirements in order to maintain its qualification for such favorable tax treatment. See, e.g., IRS Tech. Adv. Memo. 9825001 for certain Charitable Remainder Trusts.
Pursuant to Code Section 72(s), if the Contract Owner is a non-natural person, the primary annuitant is treated as the “holder” in applying the required distribution rules described below. These rules require that certain distributions be made upon the death of a “holder.” In addition, for a non-natural owner, a change in the primary annuitant is treated as the death of the “holder.” However, the provisions of Code Section 72(s) do not apply to certain contracts held in tax-qualified retirement arrangements or structured settlement arrangements.
For tax years beginning after December 31, 2012, estates and trusts with gross income from annuities may be subject to an additional tax (Unearned Income Medicare Contribution) of 3.8%, depending upon the amount of the estate’s or trust’s adjusted gross income for the taxable year.
2.    Other Contract Owners (Natural Persons).
A Contract Owner is not taxed on increases in the value of the Contract until an amount is received or deemed received, e.g., in the form of a lump sum payment (full or partial value of a Contract) or as Annuity payments under the settlement option elected.
The provisions of Section 72 of the Code concerning distributions are summarized briefly below. Also summarized are special rules affecting distributions from Contracts obtained in a tax-free exchange for other annuity contracts or life insurance contracts which were purchased prior to August 14, 1982. For tax years beginning after December 31, 2012, individuals with gross income from annuities may be subject to an additional tax (Unearned Income Medicare Contribution) of 3.8%, depending upon exceeding certain income thresholds.
a.    Amounts Received as an Annuity
Contract payments made periodically at regular intervals over a period of more than one full year, such that the total amount payable is determinable from the start (“amounts received as an annuity”) are includable in gross income to the extent the payments exceed the amount determined by the application of the ratio of the allocable “investment in the contract” to the total amount of the payments to be made after the start of the payments (the “exclusion ratio”) under Section 72 of the Code. Total premium payments less amounts received which were not includable in gross income equal the “investment in the contract.” The start of the payments may be the Annuity Commencement Date, or may be an annuity starting date assigned should any portion less than the full Contract be converted to periodic payments from the Contract (Annuity Payouts).
i.When the total of amounts excluded from income by application of the exclusion ratio is equal to the allocated investment in the contract for the Annuity Payout, any additional payments (including surrenders) will be entirely includable in gross income.
ii.To the extent that the value of the Contract (ignoring any surrender charges except on a full surrender) exceeds the “investment in the contract,” such excess constitutes the “income on the contract”. It is unclear what value should be used in determining the “income on the contract.” We believe that the “income on the contract” does not include some measure of the value of certain future cash-value type benefits, but the IRS could take a contrary position and include such value in determining the “income on the contract”.
iii.Under Section 72(a)(2) of the Code, if any amount is received as an annuity (i.e., as one of a series of periodic payments at regular intervals over more than one full year) for a period of 10 or more years, or during one or more lives, under any portion of an annuity, endowment, or life insurance contract, then that portion of the contract shall be treated as a separate contract with its own annuity starting date (otherwise referred to as a partial annuitization of the contract). This assigned annuity starting date for the new separate contract can be different from the original Annuity Commencement Date for the Contract. Also, for purposes of applying the exclusion ratio for the amounts received under the partial annuitization, the investment in the contract before receiving any such amounts shall be allocated pro rata between the portion of the Contract from which such amounts are received as an annuity and the portion of the Contract from which amounts are not received as an annuity. These provisions apply to payments received in taxable years beginning after December 31, 2010.
iv. If you receive services for your Contract from a third-party financial intermediary who charges an advisory fee for their services and you elect to pay the advisory fee by taking withdrawals from your Contract Value, any amounts paid will be treated as an amount received for purposes of this subparagraph 2.a. and the previous subparagraph 2 and in general may be subject to federal and state income taxes and a 10% federal penalty tax.
b.    Amounts Not Received as an Annuity
i.To the extent that the “cash value” of the Contract (ignoring any surrender charges except on a full surrender) exceeds the “investment in the contract,” such excess constitutes the “income on the contract.”
ii.Any amount received or deemed received prior to the Annuity Commencement Date (e.g., upon a withdrawal or partial surrender), which is non-periodic and not part of a partial annuitization, is deemed to come first from any such “income on the contract” and then from “investment in the contract,” and for these purposes such “income on the contract” is computed by reference to the aggregation rule described in subparagraph 2.c. below. As a result, any such amount received or deemed received (1) shall be includable in gross income to the extent that such amount does not exceed any such “income on the contract,” and (2) shall not be includable in gross income to the extent that such amount does exceed any such “income on the contract.” If at the time that any amount is received or deemed received there is no “income on the contract” (e.g., because the gross value of the Contract does not exceed the “investment in the contract,” and no aggregation rule applies), then such amount received or deemed received will not be includable in gross income, and will simply reduce the “investment in the contract.”
iii.Generally, non-periodic amounts received or deemed received after the Annuity Commencement Date (or after the assigned annuity starting date for a partial annuitization) are not entitled to any exclusion ratio and shall be fully includable in gross income. However, upon a full surrender after such date, only the excess of the amount received (after any surrender charge) over the remaining “investment in the contract” shall be includable in gross income (except to the extent that the aggregation rule referred to in the next subparagraph 2.c. may apply).
iv.The receipt of any amount as a loan under the Contract or the assignment or pledge of any portion of the value of the Contract shall be treated as an amount received for purposes of this subparagraph 2.b. and the previous subparagraph 2.a.
v.In general, the transfer of the Contract, without full and adequate consideration, will be treated as an amount received for purposes of this subparagraph 2.b. and the previous subparagraph 2.a. This transfer rule does not apply, however, to certain transfers of property between Spouses or incident to divorce.
vi.In general, any amount actually received under the Contract as a Death Benefit, including an optional Death Benefit, if any, will be treated as an amount received for purposes of this subparagraph 2.b. and the previous subparagraph 2.
c.    Aggregation of Two or More Annuity Contracts.
Contracts issued after October 21, 1988 by the same insurer (or affiliated insurer) to the same owner within the same calendar year (other than certain contracts held in connection with tax-qualified retirement arrangements) will be aggregated and treated as one annuity contract for the purpose of determining the taxation of distributions prior to the Annuity Commencement Date. An annuity contract received in a tax-free exchange for another annuity contract or life insurance contract may be treated as a new contract for this purpose. We believe that for any Contracts subject to such aggregation, the values under the Contracts and the investment in the contracts will be added together to determine the taxation under subparagraph 2.a., above, of amounts received or deemed received prior to the Annuity Commencement Date. Withdrawals will be treated first as withdrawals of income until all of the income from all such Contracts is withdrawn. In addition, the Treasury Department has specific authority under the aggregation rules in Code Section 72(e)(12) to issue regulations to prevent the avoidance of the income-out-first rules for non-periodic distributions through the serial purchase of annuity contracts or otherwise. As of the date of this prospectus, there are no regulations interpreting these aggregation provisions.
d.    10% Penalty Tax — Applicable to Certain Withdrawals and Annuity Payments.
i.If any amount is received or deemed received on the Contract (before or after the Annuity Commencement Date), the Code applies a penalty tax equal to ten percent of the portion of the amount includable in gross income, unless an exception applies.
ii.The 10% penalty tax will not apply to the following distributions:
1.Distributions made on or after the date the recipient has attained the age of 59½.
2.Distributions made on or after the death of the holder or, where the holder is not an individual, the death of the primary annuitant.
3.Distributions attributable to a recipient becoming disabled.

4.A distribution that is part of a scheduled series of substantially equal periodic payments (not less frequently than annually) for the life (or life expectancy) of the recipient (or the joint lives or life expectancies of the recipient and the recipient’s designated Beneficiary).
5.Distributions made under certain annuities issued in connection with structured settlement agreements.
6.Distributions of amounts which are allocable to the “investment in the contract” prior to August 14, 1982 (see next subparagraph e.).
7.Distributions purchased by an employer upon termination of certain qualified plans and held by the employer until the employee separates from service.
If the taxpayer avoids this 10% penalty tax by qualifying for the substantially equal periodic payments exception and later such series of payments is modified (other than by death or disability), the 10% penalty tax will be applied retroactively to all the prior periodic payments (i.e., penalty tax plus interest thereon), unless such modification is made after both (a) the taxpayer has reached age 59½ and (b) 5 years have elapsed since the first of these periodic payments.
e.    Special Provisions Affecting Contracts Obtained Through a Tax-Free Exchange of Other Annuity or Life Insurance Contracts Purchased Prior to August 14, 1982.
If the Contract was obtained by a tax-free exchange of a life insurance or annuity Contract purchased prior to August 14, 1982, then any amount received or deemed received prior to the Annuity Commencement Date shall be deemed to come (1) first from the amount of the “investment in the contract” prior to August 14, 1982 (“pre-8/14/82 investment”) carried over from the prior Contract, (2) then from the portion of the “income on the contract” (carried over to, as well as accumulating in, the successor Contract) that is attributable to such pre-8/14/82 investment, (3) then from the remaining “income on the contract” and (4) last from the remaining “investment in the contract.” As a result, to the extent that such amount received or deemed received does not exceed such pre-8/14/82 investment, such amount is not includable in gross income. In addition, to the extent that such amount received or deemed received does not exceed the sum of (a) such pre-8/14/82 investment and (b) the “income on the contract” attributable thereto, such amount is not subject to the 10% penalty tax. In all other respects, amounts received or deemed received from such post-exchange Contracts are generally subject to the rules described in this subparagraph e.
f.    Required Distributions
i.Death of Contract Owner or Primary Annuitant
Subject to the alternative election or Spouse beneficiary provisions in ii or iii below:
1.If any Contract Owner dies on or after the Annuity Commencement Date and before the entire interest in the Contract has been distributed, the remaining portion of such interest shall be distributed at least as rapidly as under the method of distribution being used as of the date of such death;
2.If any Contract Owner dies before the Annuity Commencement Date, the entire interest in the Contract shall be distributed within 5 years after such death; and
3.If the Contract Owner is not an individual, then for purposes of 1. or 2. above, the primary annuitant under the Contract shall be treated as the Contract Owner, and any change in the primary annuitant shall be treated as the death of the Contract Owner. The primary annuitant is the individual, the events in the life of whom are of primary importance in affecting the timing or amount of the payout under the Contract.
ii.Alternative Election to Satisfy Distribution Requirements
If any portion of the interest of a Contract Owner described in i. above is payable to or for the benefit of a designated beneficiary, such beneficiary may elect to have the portion distributed over a period that does not extend beyond the life or life expectancy of the beneficiary. Such distributions must begin within a year of the Contract Owner’s death.
iii.Spouse Beneficiary
If any portion of the interest of a Contract Owner is payable to or for the benefit of his or her Spouse, and the Annuitant or Contingent Annuitant is living, such Spouse shall be treated as the Contract Owner of such portion for purposes of section i. above. This Spousal Contract continuation shall apply only once for this Contract.
iv.Civil Union or Domestic Partner
Upon the death of the Contract Owner prior to the Annuity Commencement Date, if the designated beneficiary is the surviving civil union or domestic partner of the Contract Owner, rather than the spouse of the Contract Owner, then such designated beneficiary is not permitted to continue the Contract as the succeeding Contract Owner. A designated beneficiary who is a same sex spouse will be permitted to continue the Contract as the succeeding Contract Owner.

g.    Addition of Rider or Material Change.
The addition of a rider to the Contract, or a material change in the Contract’s provisions, could cause it to be considered newly issued or entered into for tax purposes, and thus could cause the Contract to lose certain grandfathered tax status. Please contact your tax adviser for more information.
h.    Partial Exchanges.
The owner of an annuity contract can direct its insurer to transfer a portion of the contract's cash value directly to another annuity contract (issued by the same insurer or by a different insurer), and such a direct transfer can qualify for tax-free exchange treatment under Code Section 1035 (a "partial exchange"). The IRS in Revenue Procedure 2011-38, indicated that a partial exchange made on or after October 24, 2011 will be treated as a tax-free exchange under Code Section 1035 if there is no distribution from or surrender of, either contract involved in the exchange within 180 days of such exchange. Amounts received as annuity payments for a period of at least 10 years on one or more lives will not be treated as distributions for this purpose. If a transfer does not meet the 180-day test, the IRS will apply general tax rules to determine the substance and treatment of the transfer.
We advise you to consult with a qualified tax adviser as to the potential tax consequences before attempting any partial exchanges.
3.    Diversification Requirements.
The Code requires that investments supporting your Contract be adequately diversified. Code Section 817(h) provides that a variable annuity contract will not be treated as an annuity contract for any period during which the investments made by the separate account or Fund are not adequately diversified. If a contract is not treated as an annuity contract, the contract owner will be subject to income tax on annual increases in cash value.
The Treasury Department’s diversification regulations under Code Section 817(h) require, among other things, that:
•no more than 55% of the value of the total assets of the segregated asset account underlying a variable contract is represented by any one investment,
•no more than 70% is represented by any two investments,
•no more than 80% is represented by any three investments and
•no more than 90% is represented by any four investments.
In determining whether the diversification standards are met, all securities of the same issuer, all interests in the same real property project, and all interests in the same commodity are each treated as a single investment. In the case of government securities, each government agency or instrumentality is treated as a separate issuer.
A separate account must be in compliance with the diversification standards on the last day of each calendar quarter or within 30 days after the quarter ends. If an insurance company inadvertently fails to meet the diversification requirements, the company may still comply within a reasonable period and avoid the taxation of contract income on an ongoing basis. However, either the insurer or the contract owner must agree to make adjustments or pay such amounts as may be required by the IRS for the period during which the diversification requirements were not met.
Fund shares may also be sold to tax-qualified plans pursuant to an exemptive order and applicable tax laws. If Fund shares are sold to non-qualified plans, or to tax-qualified plans that later lose their tax-qualified status, the affected Funds may fail the diversification requirements of Code Section 817(h), which could have adverse tax consequences for Contract Owners with premiums allocated to affected Funds. In order to prevent a Fund diversification failure from such an occurrence, the Company obtained a private letter ruling (“PLR”) from the IRS. As long as the Funds comply with certain terms and conditions contained in the PLR, Fund diversification will not be prevented if purported tax-qualified plans invest in the Funds. The Company and the Funds will monitor the Funds’ compliance with the terms and conditions contained in the PLR.
4.    Tax Ownership of the Assets in the Separate Account.
In order for a variable annuity contract to qualify for tax income deferral, assets in the separate account supporting the contract must be considered to be owned by the insurance company, and not by the contract owner, for tax purposes. The IRS has stated in published rulings that a variable contract owner will be considered the “owner” of separate account assets for income tax purposes if the contract owner possesses sufficient incidents of ownership in those assets, such as the ability to exercise investment control over the assets. In circumstances where the variable contract owner is treated as the “tax owner” of certain separate account assets, income and gain from such assets would be includable in the variable contract owner’s gross income. The Treasury Department indicated in 1986 that it would provide guidance on the extent to which contract owners may direct their investments to particular Sub-Accounts without being treated as tax owners of the underlying shares. Although no such regulations have been issued to date, the IRS has issued a number of rulings that indicate that this issue remains subject to a facts and circumstances test for both variable annuity and life insurance contracts.
Rev. Rul. 2003-92, amplified by Rev. Rul. 2007-7, indicates that, where interests in a partnership offered in an insurer’s separate account are not available exclusively through the purchase of a variable insurance contract (e.g., where such interests can be purchased directly by the general public or others without going through such a variable contract), such “public availability” means that such interests should be treated as owned directly by the contract owner (and not by the insurer) for tax purposes, as if such contract owner had chosen instead to purchase such interests directly (without going through the variable contract). None of the shares or other interests in the fund choices offered in our Separate Account for your Contract are available for purchase except through an insurer’s variable contracts or by other permitted entities.
Rev. Rul. 2003-91 indicates that an insurer could provide as many as 20 fund choices for its variable contract owners (each with a general investment strategy, e.g., a small company stock fund or a special industry fund) under certain circumstances, without causing such a contract owner to be treated as the tax owner of any of the Fund assets. The ruling does not specify the number of fund options, if any, that might prevent a variable contract owner from receiving favorable tax treatment. As a result, although the owner of a Contract has more than 20 fund choices, we believe that any owner of a Contract also should receive the same favorable tax treatment. However, there is necessarily some uncertainty here as long as the IRS continues to use a facts and circumstances test for investor control and other tax ownership issues. Therefore, we reserve the right to modify the Contract as necessary to prevent you from being treated as the tax owner of any underlying assets.
D.    Federal Income Tax Withholding
The portion of an amount received under a Contract that is taxable gross income to the Payee is also subject to federal income tax withholding, pursuant to Code Section 3405, which requires the following:
1.Non-Periodic Distributions. The portion of a non-periodic distribution that is includable in gross income is subject to federal income tax withholding unless an individual elects not to have such tax withheld (“election out”). We will provide such an “election out” form at the time such a distribution is requested. If the necessary “election out” form is not submitted to us in a timely manner, generally we are required to withhold 10 percent of the includable amount of distribution and remit it to the IRS.
2. Periodic Distributions (payable over a period greater than one year). The portion of a periodic distribution that is includable in gross income is generally subject to federal income tax withholding as if the Payee were a married individual claiming 3 exemptions, unless the individual elects otherwise. An individual generally may elect out of such withholding, or elect to have income tax withheld at a different rate, by providing a completed election form. If the necessary “election out” forms are not submitted to us in a timely manner, we will withhold tax as if the recipient were married claiming 3 exemptions, and remit this amount to the IRS.
Generally, no “election out” is permitted if the distribution is delivered outside the United States and any possession of the United States. Regardless of any “election out” (or any amount of tax actually withheld) on an amount received from a Contract, the Payee is generally liable for any failure to pay the full amount of tax due on the includable portion of such amount received. A Payee also may be required to pay penalties under estimated income tax rules, if the withholding and estimated tax payments are insufficient to satisfy the Payee’s total tax liability.
E.    General Provisions Affecting Qualified Retirement Plans
The Contract may be used for a number of qualified retirement plans. If the Contract is being purchased with respect to some form of qualified retirement plan, please refer to the section entitled “Information Regarding Tax-Qualified Retirement Plans” for information relative to the types of plans for which it may be used and the general explanation of the tax features of such plans.
F.    Nonresident Aliens and Foreign Entities
The discussion above provides general information regarding U.S. federal income tax consequences to annuity purchasers that are U.S. persons (such as U.S. citizens or U.S. resident aliens). Purchasers (and payees such as a purchaser’s beneficiary) that are not U.S. persons (such as a Nonresident Alien) will generally be subject to U.S. federal income tax and withholding on taxable annuity distributions at a 30% rate, unless a lower treaty rate applies and any required information and IRS tax forms (such as IRS Form W-8BEN) are submitted to us. If withholding tax applies, we are generally required to withhold tax at a 30% rate, or a lower treaty rate if applicable, and remit it to the IRS. Foreign entities (such as foreign corporations, foreign partnerships, or foreign trusts) must provide the appropriate IRS tax forms (such as IRS Form W-8BEN-E or other appropriate Form W-8). If required by law, we may withhold 30% from any taxable payment in accordance with applicable requirements such as The Foreign Account Tax Compliance Act (FATCA) and applicable regulations. An updated Form W-8 is generally required to be submitted every three years. Purchasers may also be subject to state premium tax, other state and/or municipal taxes, and taxes that may be imposed by the purchaser’s country of citizenship or residence.
G.    Estate, Gift and Generation-Skipping Tax and Related Tax Considerations
Any amount payable upon a Contract Owner’s death, whether before or after the Annuity Commencement Date, is generally includable in the Contract Owner’s estate for federal estate tax purposes. Similarly, prior to the Contract Owner’s death, the payment of any amount from the Contract, or the transfer of any interest in the Contract, to a beneficiary or other person for less than adequate consideration may have federal gift tax consequences. In addition, any transfer to, or designation of, a non-Spouse beneficiary who either is (1) 37½ or more years younger than a Contract Owner or (2) a grandchild (or more remote further descendant) of a Contract Owner may have federal generation-skipping-transfer (“GST”) tax consequences under Code Section 2601. Regulations under Code Section 2662 may require us to deduct any such GST tax from your Contract, or from any applicable payment, and pay it directly to the IRS. However, any federal estate, gift or GST tax payment with respect to a Contract could produce an offsetting income tax deduction for a beneficiary or transferee under Code Section 691(c) (partially offsetting such federal estate or GST tax) or a basis increase for a beneficiary or transferee under Code Section 691(c) or Section 1015(d). In addition, as indicated above in “Distributions Prior to the Annuity Commencement Date,” the transfer of a Contract for less than adequate consideration during the Contract Owner’s lifetime generally is treated as producing an amount received by such Contract Owner that is subject to both income tax and the 10% penalty tax. To the extent that such an amount deemed received causes an amount to be includable currently in such Contract Owner’s gross income, this same income amount could produce a corresponding increase in such Contract Owner’s tax basis for such Contract that is carried over to the transferee’s tax basis for such Contract under Code Section 72(e)(4)(C)(iii) and Section 1015.
H.    Tax Disclosure Obligations
In some instances, certain transactions must be disclosed to the IRS or penalties could apply. See, for example, IRS Notice 2009-59. The Code also requires certain “material advisers” to maintain a list of persons participating in such “reportable transactions,” which list must be furnished to the IRS upon request. It is possible that such disclosures could be required by us, the Owner(s) or other persons involved in transactions involving annuity contracts. It is the responsibility of each party, in consultation with their tax and legal advisers, to determine whether the particular facts and circumstances warrant such disclosures.
Information Regarding Tax-Qualified Retirement Plans
This summary does not attempt to provide more than general information about the federal income tax rules associated with use of a Contract by a tax-qualified retirement plan. State income tax rules applicable to tax-qualified retirement plans often differ from federal income tax rules, and this summary does not describe any of these differences. Because of the complexity of the tax rules, owners, participants and beneficiaries are encouraged to consult their own tax advisors as to specific tax consequences.
The Contracts are available to a variety of tax-qualified retirement plans and arrangements (a “Qualified Plan” or “Plan”). Tax restrictions and consequences for Contracts or accounts under each type of Qualified Plan differ from each other and from those for Non-Qualified Contracts. In addition, individual Qualified Plans may have terms and conditions that impose additional rules. Therefore, no attempt is made herein to provide more than general information about the use of the Contract with the various types of Qualified Plans. Participants under such Qualified Plans, as well as Contract Owners, annuitants and beneficiaries, are cautioned that the rights of any person to any benefits under such Qualified Plans may be subject to terms and conditions of the Plans themselves or limited by applicable law, regardless of the terms and conditions of the Contract issued in connection therewith. Qualified Plans generally provide for the tax deferral of income regardless of whether the Qualified Plan invests in an annuity or other investment. You should consider if the Contract is a suitable investment if you are investing through a Qualified Plan.
The following is only a general discussion about types of Qualified Plans for which the Contracts may be available. We are not the plan administrator for any Qualified Plan. The plan administrator or custodian, whichever is applicable, (but not us) is responsible for all Plan administrative duties including, but not limited to, notification of distribution options, disbursement of Plan benefits, handling any processing and administration of Qualified Plan loans, compliance with regulatory requirements and federal and state tax reporting of income/distributions from the Plan to Plan participants and, if applicable, beneficiaries of Plan participants and IRA contributions from Plan participants. Our administrative duties are limited to administration of the Contract and any disbursements of any Contract benefits to the Owner, annuitant or beneficiary of the Contract, as applicable. Our tax reporting responsibility is limited to federal and state tax reporting of income/distributions to the applicable payee and IRA contributions from the Owner of a Contract, as recorded on our books and records. If you are purchasing a Contract through a Qualified Plan, you should consult with your Plan administrator and/or a qualified tax adviser. You also should consult with a qualified tax adviser and/or Plan administrator before you withdraw any portion of your Contract Value.
The tax rules applicable to Qualified Contracts and Qualified Plans, including restrictions on contributions and distributions, taxation of distributions and tax penalties, vary according to the type of Qualified Plan, as well as the terms and conditions of the Plan itself. Various tax penalties may apply to contributions in excess of specified limits, plan distributions (including loans) that do not comply with specified limits, and certain other transactions relating to such Plans. Accordingly, this summary provides only general information about the tax rules associated with use of a Qualified Contract in such a Qualified Plan. In addition, some Qualified Plans are subject to distribution and other requirements that are not incorporated into our administrative procedures. Owners, participants, and beneficiaries are responsible for determining that contributions, distributions and other transactions comply with applicable tax (and non-tax) law and any applicable Qualified

Plan terms. Because of the complexity of these rules, Owners, participants and beneficiaries are advised to consult with a qualified tax adviser as to specific tax consequences.
We do not currently offer the Contracts in connection with all of the types of Qualified Plans discussed below, and may not offer the Contracts for all types of Qualified Plans in the future.
1.    Individual Retirement Annuities (“IRAs”).
In addition to “traditional” IRAs governed by Code Sections 408(a) and (b) (“Traditional IRAs”), there are Roth IRAs governed by Code Section 408A, SEP IRAs governed by Code Section 408(k), and SIMPLE IRAs governed by Code Section 408(p). Also, Qualified Plans under Code Section 401, 403(b) or 457(b) may elect to provide for a separate account or annuity contract that accepts after-tax employee contributions and is treated as a “Deemed IRA” under Code Section 408(q), which is generally subject to the same rules and limitations as Traditional IRAs. Contributions to each of these types of IRAs are subject to differing limitations. The following is a very general description of each type of IRA for which a Contract is available.
a.    Traditional IRAs
Traditional IRAs are subject to limits on the amounts that may be contributed each year, the persons who may be eligible, and the time when minimum distributions must begin. Depending upon the circumstances of the individual, contributions to a Traditional IRA may be made on a deductible or non-deductible basis. Failure to take RMDs, as described below, may result in imposition of a 50% additional tax on any excess of the RMD amount over the amount actually distributed. In addition, any amount received before the Owner reaches age 59½ or dies is subject to a 10% additional tax on premature distributions, unless a special exception applies. Under Code Section 408(e), an IRA may not be used for borrowing (or as security for any loan) or in certain prohibited transactions, and such a transaction could lead to the complete tax disqualification of an IRA.
You (or your surviving spouse if you die) may rollover funds tax-free from certain existing Qualified Plans (such as proceeds from existing insurance contracts, annuity contracts or securities) into a Traditional IRA under certain circumstances, as indicated below. However, mandatory tax withholding of 20% may apply to any eligible rollover distribution from certain types of Qualified Plans if the distribution is not transferred directly to the Traditional IRA. In addition, under Code Section 402(c)(11) a non-spouse “designated beneficiary” of a deceased Plan participant may make a tax-free “direct rollover” (in the form of a direct transfer between Plan fiduciaries, as described below in “Rollover Distributions”) from certain Qualified Plans to a Traditional IRA for such beneficiary, but such Traditional IRA must be designated and treated as an “inherited IRA” that remains subject to applicable RMD rules (as if such IRA had been inherited from the deceased Plan participant).
IRAs generally may not invest in life insurance contracts. However, an annuity contract that is used as an IRA may provide a death benefit that equals the greater of the premiums paid or the contract’s cash value. The Contract offers an enhanced death benefit that may exceed the greater of the Contract Value or total premium payments. The tax rules are unclear as to what extent an IRA can provide a death benefit that exceeds the greater of the IRA’s cash value or the sum of the premiums paid and other contributions into the IRA. Please note that the IRA rider for the Contract has provisions that are designed to maintain the Contract’s tax qualification as an IRA, and therefore could limit certain benefits under the Contract (including endorsement, rider or option benefits) to maintain the Contract’s tax qualification.
b.    SEP IRAs
Code Section 408(k) provides for a Traditional IRA in the form of an employer-sponsored defined contribution plan known as a Simplified Employee Pension (“SEP”) or a SEP IRA. A SEP IRA can have employer contributions, and in limited circumstances employee and salary reduction contributions, as well as higher overall contribution limits than a Traditional IRA, but a SEP is also subject to special tax-qualification requirements (e.g., on participation, nondiscrimination and withdrawals) and sanctions. Otherwise, a SEP IRA is generally subject to the same tax rules as for a Traditional IRA, which are described above. Please note that the IRA rider for the Contract has provisions that are designed to maintain the Contract’s tax qualification as an IRA, and therefore could limit certain benefits under the Contract (including endorsement, rider or option benefits) to maintain the Contract’s tax qualification.
c.    SIMPLE IRAs
The Savings Incentive Match Plan for Employees of small employers (“SIMPLE Plan”) is a form of an employer-sponsored Qualified Plan that provides IRA benefits for the participating employees (“SIMPLE IRAs”). Depending upon the SIMPLE Plan, employers may make plan contributions into a SIMPLE IRA established by each eligible participant. Like a Traditional IRA, a SIMPLE IRA is subject to the 50% additional tax for failure to make a full RMD, and to the 10% additional tax on premature distributions, as described below. In addition, the 10% additional tax is increased to 25% for amounts received during the 2-year period beginning on the date you first participated in a qualified salary reduction arrangement pursuant to a SIMPLE Plan maintained by your employer under Code Section 408(p)(2). Contributions to a SIMPLE IRA may be either salary deferral contributions or employer contributions, and these are subject to different tax limits from those for a Traditional IRA. Please note that the SIMPLE IRA rider for the Contract has provisions that are designed to maintain the

Contract’s tax qualification as a SIMPLE IRA, and therefore could limit certain benefits under the Contract (including endorsement, rider or option benefits) to maintain the Contract’s tax qualification.
A SIMPLE Plan may designate a single financial institution (a Designated Financial Institution) as the initial trustee, custodian or issuer (in the case of an annuity contract) of the SIMPLE IRA set up for each eligible participant. However, any such Plan also must allow each eligible participant to have the balance in his SIMPLE IRA held by the Designated Financial Institution transferred without cost or penalty to a SIMPLE IRA maintained by a different financial institution. Absent a Designated Financial Institution, each eligible participant must select the financial institution to hold his SIMPLE IRA, and notify his employer of this selection.
If we do not serve as the Designated Financial Institution for your employer’s SIMPLE Plan, for you to use one of our Contracts as a SIMPLE IRA, you need to provide your employer with appropriate notification of such a selection under the SIMPLE Plan. If you choose, you may arrange for a qualifying transfer of any amounts currently held in another SIMPLE IRA for your benefit to your SIMPLE IRA with us.
d.    Roth IRAs
Code Section 408A permits eligible individuals to establish a Roth IRA. Contributions to a Roth IRA are not deductible, but withdrawals of amounts contributed and the earnings thereon that meet certain requirements are not subject to federal income tax. In general, Roth IRAs are subject to limitations on the amounts that may be contributed by the persons who may be eligible to contribute, certain Traditional IRA restrictions, and certain RMD rules on the death of the Contract Owner. Unlike a Traditional IRA, Roth IRAs are not subject to RMD rules during the Contract Owner’s lifetime. Generally, however, upon the Owner’s death the amount remaining in a Roth IRA must be distributed in accordance with rules similar to those of a Traditional IRA. Prior to January 1, 2018, the Owner of a Traditional IRA or other qualified plan assets could recharacterize a Traditional IRA into a Roth IRA under certain circumstances. Effective January 1, 2018, a Traditional IRA or other qualified plan cannot be recharacterized as a Roth IRA. Tax-free rollovers from a Roth IRA can be made only to another Roth IRA under limited circumstances, as indicated below. After 2007, distributions from eligible Qualified Plans can be “rolled over” directly (subject to tax) into a Roth IRA under certain circumstances. Anyone considering the purchase of a Qualified Contract as a Roth IRA should consult with a qualified tax adviser. Please note that the Roth IRA rider for the Contract has provisions that are designed to maintain the Contract’s tax qualification as a Roth IRA, and therefore could limit certain benefits under the Contract (including endorsement, rider or option benefits) to maintain the Contract’s tax qualification.
2.    Qualified Pension or Profit-Sharing Plan or Section 401(k) Plan
Provisions of the Code permit eligible employers to establish a tax-qualified pension or profit sharing plan (described in Section 401(a), and Section 401(k) if applicable, and exempt from taxation under Section 501(a)). Such a Plan is subject to limitations on the amounts that may be contributed, the persons who may be eligible to participate, the amounts of “incidental” death benefits, and the time when RMDs must commence. In addition, a Plan’s provision of incidental benefits may result in currently taxable income to the participant for some or all of such benefits. Amounts may be rolled over tax-free from a Qualified Plan to another Qualified Plan under certain circumstances, as described below. Anyone considering the use of a Qualified Contract in connection with such a Qualified Plan should seek competent tax and other legal advice.
In particular, please note that these tax rules provide for limits on death benefits provided by a Qualified Plan (to keep such death benefits “incidental” to qualified retirement benefits), and a Qualified Plan (or a Qualified Contract) often contains provisions that effectively limit such death benefits to preserve the tax qualification of the Qualified Plan (or Qualified Contract). In addition, various tax-qualification rules for Qualified Plans specifically limit increases in benefits once RMDs begin, and Qualified Contracts are subject to such limits. As a result, the amounts of certain benefits that can be provided by any option under a Qualified Contract may be limited by the provisions of the Qualified Contract or governing Qualified Plan that are designed to preserve its tax qualification.
3.    Tax Sheltered Annuity under Section 403(b) (“TSA”)
Code Section 403(b) permits public school employees and employees of certain types of charitable, educational and scientific organizations described in Code Section 501(c)(3) to purchase a “tax-sheltered annuity” (“TSA”) contract and, subject to certain limitations, exclude employer contributions to a TSA from such an employee’s gross income. Generally, total contributions may not exceed the lesser of an annual dollar limit or 100% of the employee’s “includable compensation” for the most recent full year of service, subject to other adjustments. There are also legal limits on annual elective deferrals that a participant may be permitted to make under a TSA. In certain cases, such as when the participant is age 50 or older, those limits may be increased. A TSA participant should contact his plan administrator to determine applicable elective contribution limits. Special provisions may allow certain employees different overall limitations.
A TSA is subject to a prohibition against distributions from the TSA attributable to contributions made pursuant to a salary reduction agreement, unless such distribution is made:
a.after the employee reaches age 59½;
b.upon the employee’s separation from service;
c.upon the employee’s death or disability;

d.in the case of hardship (as defined in applicable law and in the case of hardship, any income attributable to such contributions may not be distributed); or
e.as a qualified reservist distribution upon certain calls to active duty.
An employer sponsoring a TSA may impose additional restrictions on your TSA through its plan document.
Please note that the TSA rider for the Contract has provisions that are designed to maintain the Contract’s tax qualification as a TSA, and therefore could limit certain benefits under the Contract (including endorsement, rider or option benefits) to maintain the Contract’s tax qualification. In particular, please note that tax rules provide for limits on death benefits provided by a Qualified Plan (to keep such death benefits “incidental” to qualified retirement benefits), and a Qualified Plan (or a Qualified Contract) often contains provisions that effectively limit such death benefits to preserve the tax qualification of the Qualified Plan (or Qualified Contract). In addition, various tax-qualification rules for Qualified Plans specifically limit increases in benefits once RMDs begin, and Qualified Contracts are subject to such limits. As a result, the amounts of certain benefits that can be provided by any option under a Qualified Contract may be limited by the provisions of the Qualified Contract or governing Qualified Plan that are designed to preserve its tax qualification. In addition, a life insurance contract issued after September 23, 2007 is generally ineligible to qualify as a TSA under Reg. § 1.403(b)-8(c)(2).
Amounts may be rolled over tax-free from a TSA to another TSA or Qualified Plan (or from a Qualified Plan to a TSA) under certain circumstances, as described below. However, effective for TSA contract exchanges after September 24, 2007, Reg. § 1.403(b)-10(b) allows a TSA contract of a participant or beneficiary under a TSA Plan to be exchanged tax-free for another eligible TSA contract under that same TSA Plan, but only if all of the following conditions are satisfied: (1) such TSA Plan allows such an exchange, (2) the participant or beneficiary has an accumulated benefit after such exchange that is no less than such participant’s or beneficiary’s accumulated benefit immediately before such exchange (taking into account such participant’s or beneficiary’s accumulated benefit under both TSA contracts immediately before such exchange), (3) the second TSA contract is subject to distribution restrictions with respect to the participant that are no less stringent than those imposed on the TSA contract being exchanged, and (4) the employer for such TSA Plan enters into an agreement with the issuer of the second TSA contract under which such issuer and employer will provide each other from time to time with certain information necessary for such second TSA contract (or any other TSA contract that has contributions from such employer) to satisfy the TSA requirements under Code Section 403(b) and other federal tax requirements (e.g., plan loan conditions under Code Section 72(p) to avoid deemed distributions). Such necessary information could include information about the participant’s employment, information about other Qualified Plans of such employer, and whether a severance has occurred, or hardship rules are satisfied, for purposes of the TSA distribution restrictions. Consequently, you are advised to consult with a qualified tax advisor before attempting any such TSA exchange, particularly because it requires an agreement between the employer and issuer to provide each other with certain information. In addition, the same Regulation provides corresponding rules for a transfer from one TSA to another TSA under a different TSA Plan (e.g., for a different eligible employer). We are no longer accepting any incoming exchange request, or new contract application, for any individual TSA contract.
4.    Deferred Compensation Plans under Section 457 (“Section 457 Plans”)
Certain governmental employers, or tax-exempt employers other than a governmental entity, can establish a Deferred Compensation Plan under Code Section 457. For these purposes, a “governmental employer” is a State, a political subdivision of a State, or an agency or an instrumentality of a State or political subdivision of a State. A Deferred Compensation Plan that meets the requirements of Code Section 457(b) is called an “Eligible Deferred Compensation Plan” or “Section 457(b) Plan.” Code Section 457(b) limits the amount of contributions that can be made to an Eligible Deferred Compensation Plan on behalf of a participant. Generally, the limitation on contributions is the lesser of (1) 100% of a participant’s includible compensation or (2) the applicable dollar amount ($20,500 for 2022). The Plan may provide for additional “catch-up” contributions. In addition, under Code Section 457(d) a Section 457(b) Plan may not make amounts available for distribution to participants or beneficiaries before (1) the calendar year in which the participant attains age 70½, (2) the participant has a severance from employment (including death), or (3) the participant is faced with an unforeseeable emergency (as determined in accordance with regulations).
Under Code Section 457(g) all of the assets and income of an Eligible Deferred Compensation Plan for a governmental employer must be held in trust for the exclusive benefit of participants and their beneficiaries. For this purpose, annuity contracts and custodial accounts described in Code Section 401(f) are treated as trusts. This trust requirement does not apply to amounts under an Eligible Deferred Compensation Plan of a tax-exempt (non-governmental) employer. In addition, this trust requirement does not apply to amounts held under a Deferred Compensation Plan of a governmental employer that is not a Section 457(b) Plan. However, where the trust requirement does not apply, amounts held under a Section 457 Plan must remain subject to the claims of the employer’s general creditors under Code Section 457(b)(6).
5.    Taxation of Amounts Received from Qualified Plans
Except under certain circumstances in the case of Roth IRAs or Roth accounts in certain Qualified Plans, amounts received from Qualified Contracts or Plans generally are taxed as ordinary income under Code Section 72, to the extent that they are not treated as a tax-free recovery of after-tax contributions or other “investment in the contract.” For annuity payments and other amounts received after the Annuity Commencement Date from a Qualified Contract or Plan, the tax rules for determining what portion of each amount received represents a tax-free recovery of “investment in the contract” are generally the same as for Non-Qualified Contracts, as described above.
For non-periodic amounts from certain Qualified Contracts or Plans, Code Section 72(e)(8) provides special rules that generally treat a portion of each amount received as a tax-free recovery of the “investment in the contract,” based on the ratio of the “investment in the contract” over the Contract Value at the time of distribution. However, in determining such a ratio, certain aggregation rules may apply and may vary, depending on the type of Qualified Contract or Plan. For instance, all Traditional IRAs owned by the same individual are generally aggregated for these purposes, but such an aggregation does not include any IRA inherited by such individual or any Roth IRA owned by such individual.
In addition, additional taxes, mandatory tax withholding or rollover rules may apply to amounts received from a Qualified Contract or Plan, as indicated below, and certain exclusions may apply to certain distributions (e.g., distributions from an eligible Government Plan to pay qualified health insurance premiums of an eligible retired public safety officer). Accordingly, you are advised to consult with a qualified tax adviser before taking or receiving any amount (including a loan) from a Qualified Contract or Plan.
6.    Additional Taxes for Qualified Plans
Unlike Non-Qualified Contracts, Qualified Contracts are subject to federal additional taxes not just on premature distributions, but also on excess contributions and failures to take RMDs. Additional taxes on excess contributions can vary by type of Qualified Plan and which person made the excess contribution (e.g., employer or an employee). The additional taxes on premature distributions and failures to make timely RMDs are more uniform, and are described in more detail below.
a.    Additional Taxes on Premature Distributions
Code Section 72(t) imposes a penalty income tax equal to 10% of the taxable portion of a distribution from certain types of Qualified Plans that is made before the employee reaches age 59½. However, this 10% additional tax does not apply to a distribution that is either:
(i)made to a beneficiary (or to the employee’s estate) on or after the employee’s death;
(ii)attributable to the employee’s becoming disabled under Code Section 72(m)(7);
(iii)part of a series of substantially equal periodic payments (not less frequently than annually - “SEPPs”) made for the life (or life expectancy) of the employee or the joint lives (or joint life expectancies) of such employee and a designated beneficiary (“SEPP Exception”), and for certain Qualified Plans (other than IRAs) such a series must begin after the employee separates from service;
(iv)(except for IRAs) made to an employee after separation from service after reaching age 55 (or made after age 50 in the case of a qualified public safety employee separated from certain government plans);
(v)(except for IRAs) made to an alternate payee pursuant to a qualified domestic relations order under Code Section 414(p) (a similar exception for IRAs in Code Section 408(d)(6) covers certain transfers for the benefit of a spouse or ex-spouse);
(vi)not greater than the amount allowable as a deduction to the employee for eligible medical expenses during the taxable year;
(vii)certain qualified reservist distributions under Code Section 72(t)(2)(G) upon a call to active duty;
(viii)for the birth or adoption of a child under Code Section 72(t)(2)(H);
(ix) made an account of an IRS levy on the Qualified Plan under Code Section 72(t)(2)(A)(vii); or
(x) made as a “direct rollover” or other timely rollover to an Eligible Retirement Plan, as described below.
In addition, the 10% additional tax does not apply to a distribution from an IRA that is either:
(xi) made after separation from employment to an unemployed IRA owner for health insurance premiums, if certain conditions in Code Section 72(t)(2)(D) are met;
(xii) not in excess of the amount of certain qualifying higher education expenses, as defined by Code Section 72(t)(7); or
(xiii) for a qualified first-time home buyer and meets the requirements of Code Section 72(t)(8).
If the taxpayer avoids this 10% additional tax by qualifying for the SEPP Exception and later such series of payments is modified (other than by death, disability or a method change allowed by Rev. Rul. 2002-62), the 10% additional tax will be applied retroactively to all the prior periodic payments (i.e., additional tax plus interest thereon), unless such modification is made after both (a) the employee has reached age 59½ and (b) 5 years have elapsed since the first of these periodic payments.
For any premature distribution from a SIMPLE IRA during the first 2 years that an individual participates in a salary reduction arrangement maintained by that individual’s employer under a SIMPLE Plan, the 10% additional tax rate is increased to 25%.

b.    RMDs and 50% Additional Tax
If the amount distributed from a Qualified Contract or Plan is less than the amount of the RMD for the year, the participant is subject to a 50% additional tax on the amount that has not been timely distributed.
An individual’s interest in a Qualified Plan generally must be distributed, or begin to be distributed, not later than the Required Beginning Date. Generally, the Required Beginning Date is April 1 of the calendar year following the later of:
(i)the calendar year in which the individual attains:
(a) Age 70½ for participants born before July 1, 1949
(b) Age 72 for participants born on or after July 1, 1949, or
(ii)Except in the case of an IRA or a 5% owner, as defined in the Code) the calendar year in which a participant retires from service with the employer sponsoring a Qualified Plan that allows such a later Required Beginning Date.
The entire interest of the individual must be distributed beginning no later than the Required Beginning Date over the life of such employee or over the lives of such employee and a designated beneficiary (as specified in the Code) or over a period not extending beyond the life expectancy of such employee or the life expectancy of such employee and a designated beneficiary.
Different rules apply to beneficiaries if an individual died prior to 2020 or in 2020 and subsequent years.
(i)    Individuals who died prior to 2020
(a)    If an individual dies before reaching the Required Beginning Date, the individual’s entire interest generally must be distributed within 5 years after the individual’s death. However, this RMD rule will be deemed satisfied if distributions begin before the close of the calendar year following the individual’s death to a designated beneficiary and distribution is over the life of such designated beneficiary (or over a period not extending beyond the life expectancy of such beneficiary). If the individual’s surviving spouse is the sole designated beneficiary, distributions may be delayed until the deceased individual would have attained age 70½.
(b)    If an individual dies after RMDs have begun for such individual, any remainder of the individual’s interest generally must be distributed at least as rapidly as under the method of distribution in effect at the time of the individual’s death.
(ii)    Individuals who die in 2020 and subsequent years
(a)    For eligible designated beneficiaries as defined in Code Section 401(a)(9)(E)(ii), the RMD rule will be deemed satisfied if distributions begin before the close of the calendar year following the individual’s death to a designated beneficiary and distribution is over the life of such designated beneficiary (or over a period not extending beyond the life expectancy of such beneficiary). If the individual’s surviving spouse is the sole designated beneficiary, distributions may be delayed until the deceased individual would have attained age 72.
(b)    For all other beneficiaries the individual’s entire interest generally must be distributed by the end of the calendar year containing the tenth anniversary of the individual’s death.
The RMD rules that apply while the Contract Owner is alive do not apply with respect to Roth IRAs. The RMD rules applicable after the death of the Owner apply to all Qualified Plans, including Roth IRAs. In addition, if the Owner of a Traditional or Roth IRA dies and the Owner’s surviving spouse is the sole designated beneficiary, this surviving spouse may elect to treat the Traditional or Roth IRA as his or her own.
The RMD amount for each year is determined generally by dividing the account balance by the applicable life expectancy. This account balance is generally based upon the account value as of the close of business on the last day of the previous calendar year. RMD incidental benefit rules also may require a larger annual RMD amount, particularly when distributions are made over the joint lives of the Owner and an individual other than his or her spouse. RMDs also can be made in the form of annuity payments that satisfy the rules set forth in Regulations under the Code relating to RMDs.
In addition, in computing any RMD amount based on a contract’s account value, such account value must include the actuarial value of certain additional benefits provided by the contract. As a result, electing an optional benefit under a Qualified Contract may require the RMD amount for such Qualified Contract to be increased each year, and expose such additional RMD amount to the 50% additional tax for RMDs if such additional RMD amount is not timely distributed.
7.    Tax Withholding for Qualified Plans
Distributions from a Qualified Contract or Qualified Plan generally are subject to federal income tax withholding requirements. These federal income tax withholding requirements, including any “elections out” and the rate at which withholding applies, generally are the same as for periodic and non-periodic distributions from a Non-Qualified Contract, as described above, except where the distribution is an “eligible rollover distribution” from a Qualified Plan (described below in “Rollover Distributions”). In the latter case, tax withholding is mandatory at a rate of 20% of the taxable portion of the “eligible rollover distribution,” to the extent it is not directly rolled over to an IRA or other Eligible Retirement Plan (described below in “Rollover Distributions”). Payees cannot elect out of this mandatory 20% withholding in the case of such an “eligible rollover distribution.”
Also, special withholding rules apply with respect to distributions from non-governmental Section 457(b) Plans, and to distributions made to individuals who are neither citizens nor resident aliens of the United States.
Regardless of any “election out” (or any actual amount of tax actually withheld) on an amount received from a Qualified Contract or Plan, the payee is generally liable for any failure to pay the full amount of tax due on the includable portion of such amount received. A payee also may be required to pay penalties under-estimated income tax rules, if the withholding and estimated tax payments are insufficient to satisfy the payee’s total tax liability.
8.    Rollover Distributions
The current tax rules and limits for tax-free rollovers and transfers between Qualified Plans vary according to (1) the type of transferor Plan and transferee Plan, (2) whether the amount involved is transferred directly between Plan fiduciaries (a “direct transfer” or a “direct rollover”) or is distributed first to a participant or beneficiary who then transfers that amount back into another eligible Plan within 60 days (a “60-day rollover”), and (3) whether the distribution is made to a participant, spouse or other beneficiary. Accordingly, we advise you to consult with a qualified tax adviser before receiving any amount from a Qualified Contract or Plan or attempting some form of rollover or transfer with a Qualified Contract or Plan.
For instance, generally any amount can be transferred directly from one type of Qualified Plan to the same type of Plan for the benefit of the same individual, without limit (or federal income tax), if the transferee Plan is subject to the same kinds of restrictions as the transfer or Plan and certain other conditions to maintain the applicable tax qualification are satisfied. Such a “direct transfer” between the same kinds of Plan is generally not treated as any form of “distribution” out of such a Plan for federal income tax purposes.
By contrast, an amount distributed from one type of Plan into a different type of Plan generally is treated as a “distribution” out of the first Plan for federal income tax purposes, and therefore to avoid being subject to such tax, such a distribution must qualify either as a “direct rollover” (made directly to another Plan fiduciary) or as a “60-day rollover.” The tax restrictions and other rules for a “direct rollover” and a “60-day rollover” are similar in many ways, but if any “eligible rollover distribution” made from certain types of Qualified Plan is not transferred directly to another Plan fiduciary by a “direct rollover,” then it is subject to mandatory 20% withholding, even if it is later contributed to that same Plan in a “60-day rollover” by the recipient. If any amount less than 100% of such a distribution (e.g., the net amount after the 20% withholding) is transferred to another Plan in a “60-day rollover”, the missing amount that is not rolled over remains subject to normal income tax plus any applicable additional tax.
Under Code Sections 402(f)(2)(A) and 3405(c)(3) an “eligible rollover distribution” (which is both eligible for rollover treatment and subject to 20% mandatory withholding absent a “direct rollover”) is generally any distribution to an employee of any portion (or all) of the balance to the employee’s credit in any of the following types of “Eligible Retirement Plan”: (1) a Qualified Plan under Code Section 401(a) (“Qualified 401(a) Plan”), (2) a qualified annuity plan under Code Section 403(a) (“Qualified Annuity Plan”), (3) a TSA under Code Section 403(b), or (4) a governmental Section 457(b) Plan. However, an “eligible rollover distribution” does not include any distribution that is either -
a.an RMD amount;
b.one of a series of substantially equal periodic payments (not less frequently than annually) made either (i) for the life (or life expectancy) of the employee or the joint lives (or joint life expectancies) of the employee and a designated beneficiary, or (ii) for a specified period of 10 years or more; or
c.any distribution made upon hardship of the employee.
Before making an “eligible rollover distribution,” a Plan administrator generally is required under Code Section 402(f) to provide the recipient with advance written notice of the “direct rollover” and “60-day rollover” rules and the distribution’s exposure to the 20% mandatory withholding if it is not made by “direct rollover.” Generally, under Code Sections 402(c), 403(b)(8) and 457 (e)(16), a “direct rollover” or a “60-day rollover” of an “eligible rollover distribution” can be made to a Traditional IRA or to another Eligible Retirement Plan that agrees to accept such a rollover. However, the maximum amount of an “eligible rollover distribution” that can qualify for a tax-free “60-day rollover” is limited to the amount that otherwise would be includable in gross income. By contrast, a “direct rollover” of an “eligible rollover distribution” can include after-tax contributions as well, if the direct rollover is made either to a Traditional IRA or to another form of Eligible Retirement Plan that agrees to account separately for such a rollover, including accounting for such after-tax amounts separately from the otherwise taxable portion of this rollover. Separate accounting also is required for all amounts (taxable or not) that are rolled into a governmental Section 457(b) Plan from either a Qualified Section 401(a) Plan, Qualified Annuity Plan, TSA or IRA. These amounts, when later distributed from the governmental Section 457(b) Plan, are subject to any premature distribution additional tax applicable to distributions from such a “predecessor” Qualified Plan.
Rollover rules for distributions from IRAs under Code Sections 408(d)(3) and 408A(d)(3) also vary according to the type of transferor IRA and type of transferee IRA or other Plan. For instance, generally no tax-free “direct rollover” or “60-day rollover” can be made between a “NonRoth IRA” (Traditional, SEP or SIMPLE IRA) and a Roth IRA, and a transfer from

NonRoth IRA to a Roth IRA, or a “conversion” of a NonRoth IRA to a Roth IRA, is subject to special rules. In addition, generally no tax-free “direct rollover” or “60-day rollover” can be made between an “inherited IRA” (NonRoth or Roth) for a beneficiary and an IRA set up by that same individual as the original owner. Generally, any amount other than an RMD distributed from a Traditional or SEP IRA is eligible for a “direct rollover” or a “60-day rollover” to another Traditional IRA for the same individual. Similarly, any amount other than an RMD distributed from a Roth IRA is generally eligible for a “direct rollover” or a “60-day rollover” to another Roth IRA for the same individual. However, in either case such a tax-free 60-day rollover is limited to 1 per year (365-day period); whereas no 1-year limit applies to any such “direct rollover.” Similar rules apply to a “direct rollover” or a “60-day rollover” of a distribution from a SIMPLE IRA to another SIMPLE IRA or a Traditional IRA, except that any distribution of employer contributions from a SIMPLE IRA during the initial 2-year period in which the individual participates in the employer’s SIMPLE Plan is generally disqualified (and subject to the 25% additional tax on premature distributions) if it is not rolled into another SIMPLE IRA for that individual. Amounts other than RMDs distributed from a Traditional or SEP IRA (or SIMPLE IRA after the initial 2-year period) also are eligible for a “direct rollover” or a “60-day rollover” to an Eligible Retirement Plan (e.g., a TSA) that accepts such a rollover, but any such rollover is limited to the amount of the distribution that otherwise would be includable in gross income (i.e., after-tax contributions are not eligible).
Special rules also apply to transfers or rollovers for the benefit of a spouse (or ex-spouse) or a non-spouse designated beneficiary, Plan distributions of property, and obtaining a waiver of the 60-day limit for a tax-free rollover from the IRS.

Appendix A — Funds Available in the Contract
The following is a list of Funds available under the Contract. More information about the Funds is available in the prospectuses for the Funds, which may be amended from time to time and can be found online at:
Issued by Talcott Resolution Life Insurance Company

Class of Contract	Website Address
Leaders Outlook Series II/IIR	https://vpx.broadridge.com/GetContract1.asp?clientid=talcottvpx&fundid=41659P656
Leaders Outlook Series III	https://vpx.broadridge.com/GetContract1.asp?clientid=talcottvpx&fundid=41659Q381
Nations Outlook VA Series II/IIR	https://vpx.broadridge.com/GetContract1.asp?clientid=talcottvpx&fundid=41659P318
Huntington Leaders Outlook Series II/IIR	https://vpx.broadridge.com/GetContract1.asp?clientid=talcottvpx&fundid=41659P292
Huntington Leaders Outlook Series III	https://vpx.broadridge.com/GetContract1.asp?clientid=talcottvpx&fundid=41659Q399
Classic Leaders Outlook Series II/IIR	https://vpx.broadridge.com/GetContract1.asp?clientid=talcottvpx&fundid=41659P482
Classic Leaders Outlook Series III	https://vpx.broadridge.com/GetContract1.asp?clientid=talcottvpx&fundid=41659Q415
Leaders Select Outlook	https://vpx.broadridge.com/GetContract1.asp?clientid=talcottvpx&fundid=41659Q373
Select Leaders Outlook Series III	https://vpx.broadridge.com/GetContract1.asp?clientid=talcottvpx&fundid=41659Q233
Issued by Talcott Resolution Life and Annuity Insurance Company

Class of Contract	Website Address
Leaders Outlook Series II/IIR	https://vpx.broadridge.com/GetContract1.asp?clientid=talcottvpx&fundid=NRVA02826
Leaders Outlook Series III	https://vpx.broadridge.com/GetContract1.asp?clientid=talcottvpx&fundid=NRVA03799
Wells Fargo Leaders Outlook Series I/IR	https://vpx.broadridge.com/GetContract1.asp?clientid=talcottvpx&fundid=416588192
Wells Fargo Leaders Outlook Series II	https://vpx.broadridge.com/GetContract1.asp?clientid=talcottvpx&fundid=NRVA03824
Select Leaders Outlook Series III	https://vpx.broadridge.com/GetContract1.asp?clientid=talcottvpx&fundid=416589661
Availability of portfolio companies may vary by employer. Participants should reference their plan documents for a list of available portfolio companies.
You can also request this information at no cost by calling 1-800-862-6668 or by sending an email request to asccontactus@talcottresolution.com. Depending on the version of the contract that you own and the optional benefits you have chosen, you may not be able to invest in certain funds.
The current expenses and performance information below reflects fee and expenses of the Funds, but do not reflect the other fees and expenses that your Contract may charge. Expenses would be higher and performance would be lower if these other charges were included. Each Fund’s past performance is not necessarily an indication of future performance.
See "Optional Benefit Investment Restrictions" following this table for information on investment restrictions.

Type	Fund and Adviser/Subadviser	Current Expenses	Average Annual Total Returns (as of 12/31/21)
			1 Year	5 Year	10 Year
U.S. Equity	Allspring VT Discovery Fund - Class 2 (formerly Wells Fargo VT Discovery Fund) Adviser: Allspring Funds Management, LLC Subadviser: Allspring Global Investments, LLC	1.13%	(5.04)%	20.84%	16.60%
APP A-1

Type	Fund and Adviser/Subadviser	Current Expenses	Average Annual Total Returns (as of 12/31/21)
			1 Year	5 Year	10 Year
Allocation	Allspring VT Index Asset Allocation Fund - Class 2 (formerly Wells Fargo VT Index Asset Allocation Fund) Adviser: Allspring Funds Management, LLC Subadviser: Allspring Global Investments, LLC	1.00%*	16.00%	12.11%	11.91%
International Equity	Allspring VT International Equity Fund - Class 1 (formerly Wells Fargo VT International Equity Fund) Adviser: Allspring Funds Management, LLC Subadviser: Allspring Global Investments, LLC	0.69%*	7.39%	6.19%	6.30%
International Equity	Allspring VT International Equity Fund - Class 2 (formerly Wells Fargo VT International Equity Fund) Adviser: Allspring Funds Management, LLC Subadviser: Allspring Global Investments, LLC	0.94%*	6.87%	5.90%	6.04%
U.S. Equity	Allspring VT Omega Growth Fund - Class 1 (formerly Wells Fargo VT Omega Growth Fund) Adviser: Allspring Funds Management, LLC Subadviser: Allspring Global Investments, LLC	0.75%*	15.27%	25.24%	18.72%
U.S. Equity	Allspring VT Omega Growth Fund - Class 2 (formerly Wells Fargo VT Omega Growth Fund) Adviser: Allspring Funds Management, LLC Subadviser: Allspring Global Investments, LLC	1.00%*	14.97%	24.94%	18.43%
U.S. Equity	Allspring VT Opportunity Fund - Class 1 (formerly Wells Fargo VT Opportunity Fund) Adviser: Allspring Funds Management, LLC Subadviser: Allspring Global Investments, LLC	0.75%*	25.06%	17.58%	15.22%
U.S. Equity	Allspring VT Opportunity Fund - Class 2 (formerly Wells Fargo VT Opportunity Fund) Adviser: Allspring Funds Management, LLC Subadviser: Allspring Global Investments, LLC	1.00%*	24.78%	17.29%	14.94%
U.S. Equity	Allspring VT Small Cap Growth Fund - Class 1 (formerly Wells Fargo VT Small Cap Growth Fund) Adviser: Allspring Funds Management, LLC Subadviser: Allspring Global Investments, LLC	0.92%	7.93%	22.31%	16.51%
U.S. Equity	Allspring VT Small Cap Growth Fund - Class 2 (formerly Wells Fargo VT Small Cap Growth Fund) Adviser: Allspring Funds Management, LLC Subadviser: Allspring Global Investments, LLC	1.17%	7.64%	22.00%	16.23%
Allocation	American Funds Asset Allocation Fund - Class 2 Adviser: Capital Research and Management Company	0.55%	15.10%	11.71%	11.33%
Fixed Income	American Funds Capital World Bond Fund - Class 2 Adviser: Capital Research and Management Company	0.75%	(4.92)%	3.49%	2.07%
International Equity	American Funds Capital World Growth and Income Fund - Class 2 Adviser: Capital Research and Management Company	0.67%*	14.78%	13.27%	11.63%
International Equity	American Funds Global Growth Fund - Class 2 Adviser: Capital Research and Management Company	0.67%*	16.42%	19.70%	15.66%
International Equity	American Funds Global Small Capitalization Fund - Class 2 Adviser: Capital Research and Management Company	0.90%*	6.74%	15.45%	12.51%
U.S. Equity	American Funds Growth Fund - Class 2 Adviser: Capital Research and Management Company	0.60%	21.99%	25.43%	19.71%
U.S. Equity	American Funds Growth-Income Fund - Class 2 Adviser: Capital Research and Management Company	0.54%	24.10%	16.39%	15.41%
International Equity	American Funds International Fund - Class 2 Adviser: Capital Research and Management Company	0.79%	(1.50)%	9.63%	8.13%
International Equity	American Funds New World Fund - Class 2 Adviser: Capital Research and Management Company	0.82%*	4.92%	13.25%	8.67%
Fixed Income	American Funds The Bond Fund of America - Class 2 Adviser: Capital Research and Management Company	0.45%*	(0.31)%	4.25%	3.27%
U.S. Equity	American Funds Washington Mutual Investors Fund - Class 2 Adviser: Capital Research and Management Company	0.52%*	27.78%	12.50%	13.75%
U.S. Equity	Columbia Variable Portfolio - Dividend Opportunity Fund - Class 1 Adviser: Columbia Management Investment Advisers, LLC	0.74%*	26.16%	11.29%	11.64%
Fixed Income	Columbia Variable Portfolio - Income Opportunities - Class 1 Adviser: Columbia Management Investment Advisers, LLC	0.64%*	4.50%	5.74%	6.20%
APP A-2

Type	Fund and Adviser/Subadviser	Current Expenses	Average Annual Total Returns (as of 12/31/21)
			1 Year	5 Year	10 Year
U.S. Equity	Columbia Variable Portfolio - Large Cap Growth Fund - Class 1 Adviser: Columbia Management Investment Advisers, LLC	0.73%	28.73%	23.74%	19.10%
International Equity	Columbia Variable Portfolio - Overseas Core Fund - Class 2 Adviser: Columbia Management Investment Advisers, LLC	1.09%	9.74%	9.60%	7.37%
U.S. Equity	Columbia Variable Portfolio - Select Mid Cap Growth Fund - Class 1 (formerly Columbia Variable Portfolio - Mid Cap Growth Fund) Adviser: Columbia Management Investment Advisers, LLC	0.84%*	16.57%	20.11%	15.53%
U.S. Equity	Columbia Variable Portfolio - Small Company Growth Fund - Class 1† Adviser: Columbia Management Investment Advisers, LLC	0.90%*	(2.90)%	24.31%	17.95%
U.S. Equity	CTIVP - Principal Blue Chip Growth Fund - Class 1 (formerly CTIVP - Loomis Sayles Growth Fund) Adviser: Columbia Management Investment Advisers, LLC	0.69%	18.57%	21.76%	17.96%
U.S. Equity	Franklin DynaTech VIP Fund - Class 2 Adviser: Franklin Advisers, Inc.	0.92%	16.14%	23.64%	16.66%
Allocation	Franklin Income VIP Fund - Class 2 Adviser: Franklin Advisers, Inc. Subadviser: Templeton Investment Counsel, LLC	0.72%	16.75%	7.45%	7.38%
U.S. Equity	Franklin Large Cap Growth VIP Fund - Class 2 Adviser: Franklin Advisers, Inc.	1.09%	15.28%	23.15%	16.92%
International Equity	Franklin Mutual Global Discovery VIP Fund - Class 2 Adviser: Franklin Mutual Advisers, LLC Subadviser: Franklin Templeton Investment Management Limited	1.23%	19.13%	6.42%	8.47%
Allocation	Franklin Mutual Shares VIP Fund - Class 2 Adviser: Franklin Mutual Advisers, LLC	0.98%	19.17%	6.44%	9.00%
U.S. Equity	Franklin Rising Dividends VIP Fund - Class 2 Adviser: Franklin Advisory Services, LLC	0.88%	26.79%	16.81%	14.40%
U.S. Equity	Franklin Small Cap Value VIP Fund - Class 2 Adviser: Franklin Advisory Services, LLC	0.91%	25.37%	9.94%	12.13%
U.S. Equity	Franklin Small-Mid Cap Growth VIP Fund - Class 2 Adviser: Franklin Advisers, Inc.	1.08%	10.01%	20.84%	15.70%
Fixed Income	Franklin Strategic Income VIP Fund - Class 1 Adviser: Franklin Advisers, Inc.	0.78%*	2.28%	3.40%	3.96%
Allocation	Hartford Balanced HLS Fund - Class IB Adviser: Hartford Funds Management Company, LLC Subadviser: Wellington Management Company LLP	0.90%	19.37%	12.14%	10.74%
U.S. Equity	Hartford Capital Appreciation HLS Fund - Class IB Adviser: Hartford Funds Management Company, LLC Subadviser: Wellington Management Company LLP	0.92%	14.45%	15.56%	14.38%
U.S. Equity	Hartford Disciplined Equity HLS Fund - Class IB Adviser: Hartford Funds Management Company, LLC Subadviser: Wellington Management Company LLP	0.85%	25.21%	18.59%	17.12%
U.S. Equity	Hartford Dividend and Growth HLS Fund - Class IB Adviser: Hartford Funds Management Company, LLC Subadviser: Wellington Management Company LLP	0.91%	31.68%	15.15%	14.41%
International Equity	Hartford International Opportunities HLS Fund - Class IB Adviser: Hartford Funds Management Company, LLC Subadviser: Wellington Management Company LLP	0.99%	7.57%	10.54%	8.97%
U.S. Equity	Hartford MidCap HLS Fund - Class IB Adviser: Hartford Funds Management Company, LLC Subadviser: Wellington Management Company LLP	0.94%	9.62%	15.76%	15.82%
U.S. Equity	Hartford Small Company HLS Fund - Class IB Adviser: Hartford Funds Management Company, LLC Subadviser: Wellington Management Company LLP	1.02%	1.30%	20.92%	15.64%
U.S. Equity	Hartford Stock HLS Fund - Class IB Adviser: Hartford Funds Management Company, LLC Subadviser: Wellington Management Company LLP	0.76%	24.67%	16.78%	14.83%
Fixed Income	Hartford Total Return Bond HLS Fund - Class IB Adviser: Hartford Funds Management Company, LLC Subadviser: Wellington Management Company LLP	0.75%	(1.18)%	4.24%	3.56%
APP A-3

Type	Fund and Adviser/Subadviser	Current Expenses	Average Annual Total Returns (as of 12/31/21)
			1 Year	5 Year	10 Year
Fixed Income	Hartford Ultrashort Bond HLS Fund - Class IA Adviser: Hartford Funds Management Company, LLC Subadviser: Wellington Management Company LLP	0.44%	(0.19)%	1.32%	0.78%
Fixed Income	Hartford Ultrashort Bond HLS Fund - Class IB Adviser: Hartford Funds Management Company, LLC Subadviser: Wellington Management Company LLP	0.69%	(0.46)%	1.08%	0.57%
U.S. Equity	Invesco V.I. American Franchise Fund - Series I Adviser: Invesco Advisers, Inc.	0.86%	11.93%	21.74%	17.37%
U.S. Equity	Invesco V.I. American Value Fund - Series I Adviser: Invesco Advisers, Inc.	0.88%	27.95%	9.21%	10.92%
U.S. Equity	Invesco V.I. American Value Fund - Series II Adviser: Invesco Advisers, Inc.	1.13%	27.62%	8.94%	10.65%
U.S. Equity	Invesco V.I. Comstock Fund - Series II Adviser: Invesco Advisers, Inc.	0.99%	33.04%	11.12%	12.59%
U.S. Equity	Invesco V.I. Core Equity Fund - Series I Adviser: Invesco Advisers, Inc.	0.80%	27.74%	13.97%	12.27%
U.S. Equity	Invesco V.I. Discovery Mid Cap Growth Fund - Series I Adviser: Invesco Advisers, Inc.	0.83%	19.10%	23.08%	17.84%
U.S. Equity	Invesco V.I. Diversified Dividend Fund - Series II Adviser: Invesco Advisers, Inc.	0.93%	18.59%	8.10%	11.61%
International Equity	Invesco V.I. EQV International Growth Fund - Series I (formerly Invesco V.I. International Growth Fund) Adviser: Invesco Advisers, Inc.	0.89%	5.89%	10.17%	8.09%
International Equity	Invesco V.I. EQV International Growth Fund - Series II (formerly Invesco V.I. International Growth Fund) Adviser: Invesco Advisers, Inc.	1.14%	5.61%	9.90%	7.82%
Money Market	Invesco V.I. Government Money Market Fund - Series I** Adviser: Invesco Advisers, Inc.	0.34%	0.01%	0.86%	0.45%
Money Market	Invesco V.I. Government Money Market Fund - Series II** Adviser: Invesco Advisers, Inc.	0.59%	0.01%	0.69%	0.36%
Fixed Income	Invesco V.I. Government Securities Fund - Series I Adviser: Invesco Advisers, Inc.	0.68%	(2.27)%	2.47%	1.77%
Fixed Income	Invesco V.I. Government Securities Fund - Series II Adviser: Invesco Advisers, Inc.	0.93%	(2.43)%	2.21%	1.52%
U.S. Equity	Invesco V.I. Growth and Income Fund - Series II Adviser: Invesco Advisers, Inc.	0.99%	28.19%	9.94%	12.05%
Fixed Income	Invesco V.I. High Yield Fund - Series I Adviser: Invesco Advisers, Inc.	0.94%	4.38%	4.69%	5.62%
U.S. Equity	Invesco V.I. Main Street Mid Cap Fund - Series I Adviser: Invesco Advisers, Inc.	0.93%	23.24%	11.44%	10.81%
U.S. Equity	Invesco V.I. Small Cap Equity Fund - Series I Adviser: Invesco Advisers, Inc.	0.95%	20.40%	13.44%	12.29%
U.S. Equity	MFS® Core Equity Portfolio - Initial Class Adviser: MFS Investment Management	0.83%*	25.31%	18.92%	16.53%
International Equity	MFS® Global Equity Series - Initial Class Adviser: MFS Investment Management	0.92%*	17.21%	14.19%	12.90%
U.S. Equity	MFS® Growth Series - Initial Class Adviser: MFS Investment Management	0.71%*	23.53%	24.87%	19.33%
Fixed Income	MFS® High Yield Portfolio - Initial Class Adviser: MFS Investment Management	0.72%*	3.49%	5.24%	5.87%
U.S. Equity	MFS® Investors Trust Series - Initial Class Adviser: MFS Investment Management	0.78%*	26.81%	17.24%	15.46%
U.S. Equity	MFS® Massachusetts Investors Growth Stock Portfolio - Initial Class Adviser: MFS Investment Management	0.45%	25.97%	22.84%	17.58%
U.S. Equity	MFS® Mid Cap Growth Series - Initial Class Adviser: MFS Investment Management	0.80%*	14.11%	22.66%	18.20%
U.S. Equity	MFS® New Discovery Series - Initial Class Adviser: MFS Investment Management	0.87%*	1.80%	21.30%	16.15%
International Equity	MFS® Research International Portfolio - Initial Class Adviser: MFS Investment Management	0.95%*	11.57%	12.19%	8.38%
APP A-4

Type	Fund and Adviser/Subadviser	Current Expenses	Average Annual Total Returns (as of 12/31/21)
			1 Year	5 Year	10 Year
U.S. Equity	MFS® Research Series - Initial Class Adviser: MFS Investment Management	0.78%*	24.80%	17.94%	15.64%
Fixed Income	MFS® Total Return Bond Series - Initial Class Adviser: MFS Investment Management	0.53%*	(0.81)%	4.14%	3.65%
Allocation	MFS® Total Return Series - Initial Class Adviser: MFS Investment Management	0.61%*	14.12%	9.84%	9.59%
U.S. Equity	MFS® Value Series - Initial Class Adviser: MFS Investment Management	0.70%*	25.45%	12.25%	13.42%
Fixed Income	Morgan Stanley VIF Core Plus Fixed Income Portfolio - Class II Adviser: Morgan Stanley Investment Management Inc.	0.92%*	(0.54)%	4.42%	4.29%
U.S. Equity	Morgan Stanley VIF Growth Portfolio - Class II Adviser: Morgan Stanley Investment Management Inc.	0.82%*	(0.15)%	34.25%	23.95%
International Equity	Templeton Developing Markets VIP Fund - Class 1 Adviser: Templeton Asset Management Ltd.	1.19%	(5.51)%	10.86%	5.10%
International Equity	Templeton Foreign VIP Fund - Class 2 Adviser: Templeton Investment Counsel, LLC	1.11%*	4.16%	2.71%	4.00%
International Equity	Templeton Growth VIP Fund - Class 2 Adviser: Templeton Global Advisors Limited	1.18%	4.87%	5.21%	7.36%

*	Annual expenses reflect temporary fee reduction under an expense reimbursement or fee waiver arrangement.
**	In a low interest rate environment, yields for money market funds, after deduction of Contract charges, may be negative even though the fund’s yield, before deducting for such charges, is positive. If you allocate a portion of your Contact value to a money market Sub-Account or participate in an Asset Allocation Program where Contact value is allocated to a money market Sub-Account, that portion of the value of your Contract value may decrease in value.
APP A-5

Asset Allocation Models
This section provides information about the asset allocation models (or Portfolio Planner Models) that may be available for participation under the contract. Models may not be available to you. You may be required to participate in a certain model depending on the optional benefits you have chosen. See "Optional Benefit Investment Restrictions" below.
You may participate in only one asset allocation model at a time. Your investments related to an asset allocation model will be rebalanced quarterly. For additional information, see "Static Asset Allocation Models" in the prospectus.

Models Available For The Following Contracts:

Leaders Outlook, II, IIR, III        Classic Leaders Outlook II. IIR. III
Leaders Select Outlook I        Huntington Leaders Outlook II, IIR, III
Select Leaders Outlook 3        Wells Fargo Leaders Outlook I & II
Nations Outlook II & IIR

The Portfolio Planner Models
The following model(s) (introduced as of May 2, 2022) are available for the Contract(s) listed above.
The percentage allocations below apply to value in the Sub-Accounts.

Fund	2022 Series 107	2022 Series 207	2022 Series 307	2022 Series 407	2022 Series 507
American Funds Growth Fund	5%	6%	8%	10%	11%
American Funds International Fund	9%	12%	15%	18%	21%
American Funds The Bond Fund of America	55%	48%	40%	32%	24%
Franklin Small Cap Value VIP Fund	2%	2%	3%	3%	4%
Invesco V.I. American Value Fund	1%	2%	2%	3%	3%
Invesco V.I. Discovery Mid Cap Growth Fund	2%	2%	3%	3%	4%
Invesco V.I. Government Securities Fund	5%	4%	3%	3%	2%
MFS High Yield Portfolio	10%	8%	7%	5%	4%
MFS Investors Trust Series	5%	7%	9%	10%	12%
MFS New Discovery Series	1%	2%	2%	3%	3%
MFS Value Series	5%	7%	8%	10%	12%
Total	100%	100%	100%	100%	100%

Models Available For Nations Outlook 2 & 2R

Fund	2022 Series 103	2022 Series 203	2022 Series 303	2022 Series 403	2022 Series 503
Columbia Variable Portfolio - Income Opportunities Fund	10%	8%	7%	5%	4%
Columbia Variable Portfolio - Large Cap Growth Fund	5%	6%	8%	10%	11%
Columbia Variable Portfolio - Select Mid Cap Growth Fund (formerly Columbia Variable Portfolio - Mid Cap Growth Fund)	3%	4%	5%	6%	7%
Hartford Disciplined Equity HLS Fund	5%	7%	9%	10%	12%
Hartford Dividend and Growth HLS Fund	5%	7%	8%	10%	12%
Hartford International Opportunities HLS Fund	9%	12%	15%	18%	21%
Hartford Small Company HLS Fund	3%	4%	5%	6%	7%
Hartford Total Return Bond HLS Fund	55%	48%	40%	32%	24%
Invesco V.I. Government Securities Fund	5%	4%	3%	3%	2%
Total	100%	100%	100%	100%	100%

APP A-6

Optional Benefit Investment Restrictions

A. Investment Restrictions For
Lifetime Income Builder            Lifetime Income Builder II        Lifetime Income Builder Selects
Lifetime Income Foundation

Applicable To The Following Product
Leaders Outlook 3

(If applicable to your contract (see the "State Variations" provisions in the "Miscellaneous" section))

You must allocate your Sub-Account Value in accordance with the following investment restrictions on and after to October 4, 2013:
(1) SELF SELECT

Category 1: Fixed Income Rule: Minimum 40% of allocation Maximum of 100% of allocation*
Category 2: Acceptable Investment Options (Equity or Multi-Asset) Rule: Maximum 60% of allocation, maximum 20% in any one fund
Category 3: Limited Investment Options (Equity, Multi-Asset, or Bond) Rule: Maximum 20% of allocation, maximum of 10% in any one fund

Category 1: Fixed Income Rule: Minimum 40% of allocation Maximum of 100% of allocation*
American Funds The Bond Fund of America (formerly American Funds Bond Fund)
Invesco V.I. Government Securities Fund
Invesco V.I. Government Money Market Fund
MFS Total Return Bond Series
*    If you have 100% allocation to the FAF on and after October 4, 2013 you will comply with these investment restrictions for as long as your allocation remains at 100% to the FAF. Please remember that effective October 4, 2013, the FAF was closed to new allocations or Premium Payments (with limited state exclusions). Therefore, if you move any money out of the FAF and into the Sub-Accounts you will not be able to move it back into the FAF AND your Sub-Account allocations must comply with these investment restrictions in order to prevent the termination of your living benefit rider.

Category 2: Acceptable Investment Options (Equity or Multi-Asset) Rule: Maximum 60% of allocation, maximum 20% in any one fund
American Funds Asset Allocation Fund
American Funds Capital World Growth and Income Fund
American Funds Global Growth Fund
American Funds Growth Fund
American Funds Growth-Income Fund
American Funds Washington Mutual Investors Fund
Franklin DynaTech VIP Fund
Franklin Income VIP Fund
Franklin Large Cap Growth VIP Fund
Franklin Mutual Global Discovery VIP Fund
Franklin Mutual Shares VIP Fund
Franklin Rising Dividends VIP Fund
Invesco V.I. Core Equity Fund
Invesco V.I. American Franchise Fund
Invesco V.I. American Value Fund
Invesco V.I. EQV International Equity Fund (formerly Invesco V.I. International Growth Fund)
MFS Core Equity Portfolio
MFS Growth Series
MFS Massachusetts Investors Growth Stock Portfolio
MFS Investors Trust Series
APP A-7

MFS Research International Portfolio
MFS Research Series
MFS Total Return Series
MFS Value Series
MFS Global Equity Series
Templeton Foreign VIP Fund

Category 3: Limited Investment Options (Equity, Multi-Asset, or Bond) Rule: Maximum 20% of allocation, maximum of 10% in any one fund
American Funds Capital World Bond Fund
American Funds Global Small Capitalization Fund
American Funds International Fund
American Funds New World Fund
Franklin Small Cap Value VIP Fund
Franklin Small-Mid Cap Growth VIP Fund
Franklin Strategic Income VIP Fund
Invesco V.I. Main Street Mid Cap Fund
Invesco V.I. Small Cap Equity Fund
MFS High Yield Portfolio
MFS Mid Cap Growth Series
MFS New Discovery Series
Templeton Developing Markets VIP Fund
Templeton Growth VIP Fund

(2) ASSET ALLOCATIONS MODELS

As of May 2, 2022, the following models are available:

Fund	2022 Series 107	2022 Series 207	2022 Series 307	2022 Series 407
American Funds Growth Fund	5%	6%	8%	10%
American Funds International Fund	9%	12%	15%	18%
American Funds The Bond Fund of America	55%	48%	40%	32%
Franklin Small Cap Value VIP Fund	2%	2%	3%	3%
Invesco V.I. American Value Fund	1%	2%	2%	3%
Invesco V.I. Discovery Mid Cap Growth Fund	2%	2%	3%	3%
Invesco V.I. Government Securities Fund	5%	4%	3%	3%
MFS High Yield Portfolio	10%	8%	7%	5%
MFS Investors Trust Series	5%	7%	9%	10%
MFS New Discovery Series	1%	2%	2%	3%
MFS Value Series	5%	7%	8%	10%
Total	100%	100%	100%	100%

(3) INVESTMENT MODELS

Series 7006
Fund
Franklin Mutual Shares VIP Fund	20%
Franklin Rising Dividends VIP Fund	20%
Franklin Small-Mid Cap Growth VIP Fund	10%
MFS Total Return Bond Series	40%
Templeton Growth VIP Fund	10%
Total	100%

APP A-8

Series 7007
Fund
American Funds Global Small Capitalization Fund	10%
American Funds Growth Fund	20%
American Funds Growth-Income Fund	20%
American Funds International Fund	10%
American Funds The Bond Fund of America	40%
Total	100%

Series 7008
Fund
Franklin Rising Dividends VIP Fund	20%
Invesco V.I. International Growth Fund	10%
MFS Growth Series	20%
MFS Total Return Bond Series	40%
Templeton Foreign VIP Fund	10%
Total	100%

B. Investment Restrictions For
Lifetime Income Builder Portfolios

Applicable To The Following Products
Classic Leaders Outlook 3        Leaders Outlook 3        Leaders Select Outlook 1
Select Leaders Outlook 3        Huntington Leaders Outlook 3    Wells Fargo Leaders Outlook 2

(If applicable to your contract (see the "State Variations" provisions in the "Miscellaneous" section))

(1) INVESTMENT STRATEGY MODELS

Series 8009
Fund
Franklin Income VIP Fund	34%
Franklin Mutual Shares VIP Fund	33%
Templeton Growth VIP Fund	33%
Total	100%

Series 8011
Fund
American Funds Global Small Capitalization Fund	10%
American Funds Growth Fund	25%
American Funds Growth-Income Fund	25%
American Funds International Fund	15%
American Funds The Bond Fund of America	25%
Total	100%

APP A-9

(2) PORTFOLIO PLANNER ASSET ALLOCATION MODELS

Select one of the following investment models:

Fund	2022 Series 107	2022 Series 207	2022 Series 307	2022 Series 407	2022 Series 507
American Funds Growth Fund	5%	6%	8%	10%	11%
American Funds International Fund	9%	12%	15%	18%	21%
American Funds The Bond Fund of America	55%	48%	40%	32%	24%
Franklin Small Cap Value VIP Fund	2%	2%	3%	3%	4%
Invesco V.I. American Value Fund	1%	2%	2%	3%	3%
Invesco V.I. Discovery Mid Cap Growth Fund	2%	2%	3%	3%	4%
Invesco V.I. Government Securities Fund	5%	4%	3%	3%	2%
MFS High Yield Portfolio	10%	8%	7%	5%	4%
MFS Investors Trust Series	5%	7%	9%	10%	12%
MFS New Discovery Series	1%	2%	2%	3%	3%
MFS Value Series	5%	7%	8%	10%	12%
Total	100%	100%	100%	100%	100%

(3) INDIVIDUAL SUB-ACCOUNTS
Allocate 100% to any one of these funds, any combination of these funds, or all of the funds.

Hartford Ultrashort Bond HLS Fund
Invesco V.I. Government Money Market Fund
MFS Total Return Series

APP A-10

Appendix A.1 Funds by Product
Investment options available to your specific Contract are listed in the following table.

Portfolio Company and Adviser/Subadviser	Classic Leaders Outlook II/IIR	Classic Leaders Outlook III	Huntington Leaders Outlook II/IIR	Huntington Leaders Outlook III	Leaders Outlook II/IIR	Leaders Outlook III	Leaders Select Outlook	Nations Outlook Variable Annuity II/IIR	Select Leaders Outlook III	Wells Fargo Leaders Outlook I/IR	Wells Fargo Leaders Outlook II
Allspring VT Discovery Fund - Class 2 (formerly Wells Fargo VT Discovery Fund) Adviser: Allspring Funds Management, LLC Subadviser: Allspring Global Investments, LLC										X	X
Allspring VT Index Asset Allocation Fund - Class 2 (formerly Wells Fargo VT Index Asset Allocation Fund) Adviser: Allspring Funds Management, LLC Subadviser: Allspring Global Investments, LLC										X	X
Allspring VT International Equity Fund - Class 1 (formerly Wells Fargo VT International Equity Fund) Adviser: Allspring Funds Management, LLC Subadviser: Allspring Global Investments, LLC							X
Allspring VT International Equity Fund - Class 2 (formerly Wells Fargo VT International Equity Fund) Adviser: Allspring Funds Management, LLC Subadviser: Allspring Global Investments, LLC										X	X
Allspring VT Omega Growth Fund - Class 1 (formerly Wells Fargo VT Omega Growth Fund) Adviser: Allspring Funds Management, LLC Subadviser: Allspring Global Investments, LLC							X
Allspring VT Omega Growth Fund - Class 2 (formerly Wells Fargo VT Omega Growth Fund) Adviser: Allspring Funds Management, LLC Subadviser: Allspring Global Investments, LLC										X	X
Allspring VT Opportunity Fund - Class 1 (formerly Wells Fargo VT Opportunity Fund) Adviser: Allspring Funds Management, LLC Subadviser: Allspring Global Investments, LLC							X
Allspring VT Opportunity Fund - Class 2 (formerly Wells Fargo VT Opportunity Fund) Adviser: Allspring Funds Management, LLC Subadviser: Allspring Global Investments, LLC										X	X
Allspring VT Small Cap Growth Fund - Class 1 (formerly Wells Fargo VT Small Cap Growth Fund) Adviser: Allspring Funds Management, LLC Subadviser: Allspring Global Investments, LLC							X
Allspring VT Small Cap Growth Fund - Class 2 (formerly Wells Fargo VT Small Cap Growth Fund) Adviser: Allspring Funds Management, LLC Subadviser: Allspring Global Investments, LLC										X	X
American Funds Asset Allocation Fund - Class 2 Adviser: Capital Research and Management Company	X	X	X	X	X	X	X		X	X	X
American Funds Capital World Bond Fund - Class 2 Adviser: Capital Research and Management Company	X	X	X	X	X	X	X		X	X	X
American Funds Capital World Growth and Income Fund - Class 2 Adviser: Capital Research and Management Company	X	X	X	X	X	X	X		X	X	X
American Funds Global Growth Fund - Class 2 Adviser: Capital Research and Management Company	X	X	X	X	X	X	X		X	X	X
APP A.1-1

Portfolio Company and Adviser/Subadviser	Classic Leaders Outlook II/IIR	Classic Leaders Outlook III	Huntington Leaders Outlook II/IIR	Huntington Leaders Outlook III	Leaders Outlook II/IIR	Leaders Outlook III	Leaders Select Outlook	Nations Outlook Variable Annuity II/IIR	Select Leaders Outlook III	Wells Fargo Leaders Outlook I/IR	Wells Fargo Leaders Outlook II
American Funds Global Small Capitalization Fund - Class 2 Adviser: Capital Research and Management Company	X	X	X	X	X	X	X		X	X	X
American Funds Growth Fund - Class 2 Adviser: Capital Research and Management Company	X	X	X	X	X	X	X		X	X	X
American Funds Growth-Income Fund - Class 2 Adviser: Capital Research and Management Company	X	X	X	X	X	X	X		X	X	X
American Funds International Fund - Class 2 Adviser: Capital Research and Management Company	X	X	X	X	X	X	X		X	X	X
American Funds New World Fund - Class 2 Adviser: Capital Research and Management Company	X	X	X	X	X	X	X		X	X	X
American Funds The Bond Fund of America - Class 2 Adviser: Capital Research and Management Company	X	X	X	X	X	X	X		X	X	X
American Funds Washington Mutual Investors Fund - Class 2 Adviser: Capital Research and Management Company	X	X	X	X	X	X	X		X	X	X
Columbia Variable Portfolio - Dividend Opportunity Fund - Class 1 Adviser: Columbia Management Investment Advisers, LLC								X
Columbia Variable Portfolio - Income Opportunities - Class 1 Adviser: Columbia Management Investment Advisers, LLC								X
Columbia Variable Portfolio - Large Cap Growth Fund - Class 1 Adviser: Columbia Management Investment Advisers, LLC								X
Columbia Variable Portfolio - Overseas Core Fund - Class 2 Adviser: Columbia Management Investment Advisers, LLC								X
Columbia Variable Portfolio - Select Mid Cap Growth Fund - Class 1 (formerly Columbia Variable Portfolio - Mid Cap Growth Fund) Adviser: Columbia Management Investment Advisers, LLC								X
Columbia Variable Portfolio - Small Company Growth Fund - Class 1† Adviser: Columbia Management Investment Advisers, LLC								X
CTIVP - Principal Blue Chip Growth Fund - Class 1 (formerly CTIVP - Loomis Sayles Growth Fund) Adviser: Columbia Management Investment Advisers, LLC								X
Franklin DynaTech VIP Fund - Class 2 Adviser: Franklin Advisers, Inc.	X	X	X	X	X	X	X		X	X	X
Franklin Income VIP Fund - Class 2 Adviser: Franklin Advisers, Inc. Subadviser: Templeton Investment Counsel, LLC	X	X	X	X	X	X	X		X	X	X
Franklin Large Cap Growth VIP Fund - Class 2 Adviser: Franklin Advisers, Inc.	X	X	X	X	X	X	X		X	X	X
APP A.1-2

Portfolio Company and Adviser/Subadviser	Classic Leaders Outlook II/IIR	Classic Leaders Outlook III	Huntington Leaders Outlook II/IIR	Huntington Leaders Outlook III	Leaders Outlook II/IIR	Leaders Outlook III	Leaders Select Outlook	Nations Outlook Variable Annuity II/IIR	Select Leaders Outlook III	Wells Fargo Leaders Outlook I/IR	Wells Fargo Leaders Outlook II
Franklin Mutual Global Discovery VIP Fund - Class 2 Adviser: Franklin Mutual Advisers, LLC Subadviser: Franklin Templeton Investment Management Limited	X	X	X	X	X	X	X		X	X	X
Franklin Mutual Shares VIP Fund - Class 2 Adviser: Franklin Mutual Advisers, LLC	X	X	X	X	X	X	X		X	X	X
Franklin Rising Dividends VIP Fund - Class 2 Adviser: Franklin Advisory Services, LLC	X	X	X	X	X	X	X		X	X	X
Franklin Small Cap Value VIP Fund - Class 2 Adviser: Franklin Advisory Services, LLC	X	X	X	X	X	X	X		X	X	X
Franklin Small-Mid Cap Growth VIP Fund - Class 2 Adviser: Franklin Advisers, Inc.	X	X	X	X	X	X	X		X	X	X
Franklin Strategic Income VIP Fund - Class 1 Adviser: Franklin Advisers, Inc.	X	X	X	X	X	X	X		X	X	X
Hartford Balanced HLS Fund - Class IB Adviser: Hartford Funds Management Company, LLC Subadviser: Wellington Management Company LLP								X
Hartford Capital Appreciation HLS Fund - Class IB Adviser: Hartford Funds Management Company, LLC Subadviser: Wellington Management Company LLP								X
Hartford Disciplined Equity HLS Fund - Class IB Adviser: Hartford Funds Management Company, LLC Subadviser: Wellington Management Company LLP								X
Hartford Dividend and Growth HLS Fund - Class IB Adviser: Hartford Funds Management Company, LLC Subadviser: Wellington Management Company LLP								X
Hartford International Opportunities HLS Fund - Class IB Adviser: Hartford Funds Management Company, LLC Subadviser: Wellington Management Company LLP								X
Hartford MidCap HLS Fund - Class IB Adviser: Hartford Funds Management Company, LLC Subadviser: Wellington Management Company LLP								X
Hartford Small Company HLS Fund - Class IB Adviser: Hartford Funds Management Company, LLC Subadviser: Wellington Management Company LLP								X
Hartford Stock HLS Fund - Class IB Adviser: Hartford Funds Management Company, LLC Subadviser: Wellington Management Company LLP								X
Hartford Total Return Bond HLS Fund - Class IB Adviser: Hartford Funds Management Company, LLC Subadviser: Wellington Management Company LLP								X
Hartford Ultrashort Bond HLS Fund - Class IA Adviser: Hartford Funds Management Company, LLC Subadviser: Wellington Management Company LLP	X	X	X	X	X	X	X		X	X	X
Hartford Ultrashort Bond HLS Fund - Class IB Adviser: Hartford Funds Management Company, LLC Subadviser: Wellington Management Company LLP								X
Invesco V.I. American Franchise Fund - Series I Adviser: Invesco Advisers, Inc.	X	X	X	X	X	X	X	X	X	X	X
Invesco V.I. American Value Fund - Series I Adviser: Invesco Advisers, Inc.	X	X	X	X	X	X	X		X	X	X
Invesco V.I. American Value Fund - Series II Adviser: Invesco Advisers, Inc.									X
Invesco V.I. Comstock Fund - Series II Adviser: Invesco Advisers, Inc.									X
APP A.1-3

Portfolio Company and Adviser/Subadviser	Classic Leaders Outlook II/IIR	Classic Leaders Outlook III	Huntington Leaders Outlook II/IIR	Huntington Leaders Outlook III	Leaders Outlook II/IIR	Leaders Outlook III	Leaders Select Outlook	Nations Outlook Variable Annuity II/IIR	Select Leaders Outlook III	Wells Fargo Leaders Outlook I/IR	Wells Fargo Leaders Outlook II
Invesco V.I. Core Equity Fund - Series I Adviser: Invesco Advisers, Inc.	X	X	X	X	X	X	X	X	X	X	X
Invesco V.I. Discovery Mid Cap Growth Fund - Series I Adviser: Invesco Advisers, Inc.	X	X	X	X	X	X	X		X	X	X
Invesco V.I. Diversified Dividend Fund - Series II Adviser: Invesco Advisers, Inc.									X
Invesco V.I. EQV International Growth Fund - Series I (formerly Invesco V.I. International Growth Fund) Adviser: Invesco Advisers, Inc.	X	X	X	X	X	X	X		X	X	X
Invesco V.I. EQV International Growth Fund - Series II (formerly Invesco V.I. International Growth Fund) Adviser: Invesco Advisers, Inc.									X
Invesco V.I. Government Money Market Fund - Series I** Adviser: Invesco Advisers, Inc.	X	X	X	X	X	X	X		X	X	X
Invesco V.I. Government Money Market Fund - Series II** Adviser: Invesco Advisers, Inc.								X
Invesco V.I. Government Securities Fund - Series I Adviser: Invesco Advisers, Inc.	X	X	X	X	X	X	X		X	X	X
Invesco V.I. Government Securities Fund - Series II Adviser: Invesco Advisers, Inc.								X
Invesco V.I. Growth and Income Fund - Series II Adviser: Invesco Advisers, Inc.									X
Invesco V.I. High Yield Fund - Series I Adviser: Invesco Advisers, Inc.								X	X
Invesco V.I. Main Street Mid Cap Fund - Series I Adviser: Invesco Advisers, Inc.	X	X	X	X	X	X	X		X	X	X
Invesco V.I. Small Cap Equity Fund - Series I Adviser: Invesco Advisers, Inc.	X	X	X	X	X	X	X		X	X	X
MFS® Core Equity Portfolio - Initial Class Adviser: MFS Investment Management	X		X		X				X	X
MFS® Global Equity Series - Initial Class Adviser: MFS Investment Management	X	X	X	X	X	X	X		X	X	X
MFS® Growth Series - Initial Class Adviser: MFS Investment Management	X	X	X	X	X	X	X		X	X	X
MFS® High Yield Portfolio - Initial Class Adviser: MFS Investment Management	X	X	X	X	X	X	X		X	X	X
MFS® Investors Trust Series - Initial Class Adviser: MFS Investment Management	X	X	X	X	X	X	X		X	X	X
MFS® Massachusetts Investors Growth Stock Portfolio - Initial Class Adviser: MFS Investment Management	X	X	X	X	X	X	X		X	X	X
MFS® Mid Cap Growth Series - Initial Class Adviser: MFS Investment Management	X	X	X	X	X	X	X		X	X	X
MFS® New Discovery Series - Initial Class Adviser: MFS Investment Management	X	X	X	X	X	X	X		X	X	X
MFS® Research International Portfolio - Initial Class Adviser: MFS Investment Management	X	X	X	X	X	X	X		X	X	X
MFS® Research Series - Initial Class Adviser: MFS Investment Management	X	X	X	X	X	X	X		X	X	X
MFS® Total Return Bond Series - Initial Class Adviser: MFS Investment Management	X	X	X	X	X	X	X		X	X	X
APP A.1-4

Portfolio Company and Adviser/Subadviser	Classic Leaders Outlook II/IIR	Classic Leaders Outlook III	Huntington Leaders Outlook II/IIR	Huntington Leaders Outlook III	Leaders Outlook II/IIR	Leaders Outlook III	Leaders Select Outlook	Nations Outlook Variable Annuity II/IIR	Select Leaders Outlook III	Wells Fargo Leaders Outlook I/IR	Wells Fargo Leaders Outlook II
MFS® Total Return Series - Initial Class Adviser: MFS Investment Management	X	X	X	X	X	X	X		X	X	X
MFS® Value Series - Initial Class Adviser: MFS Investment Management	X	X	X	X	X	X	X		X	X	X
Morgan Stanley VIF Core Plus Fixed Income Portfolio - Class II Adviser: Morgan Stanley Investment Management Inc.									X
Morgan Stanley VIF Growth Portfolio - Class II Adviser: Morgan Stanley Investment Management Inc.									X
Templeton Developing Markets VIP Fund - Class 1 Adviser: Templeton Asset Management Ltd.	X	X	X	X	X	X	X		X	X	X
Templeton Foreign VIP Fund - Class 2 Adviser: Templeton Investment Counsel, LLC	X	X	X	X	X	X	X		X	X	X
Templeton Growth VIP Fund - Class 2 Adviser: Templeton Global Advisors Limited	X	X	X	X	X	X	X		X	X	X

APP A.1-5

Appendix B — Lifetime Income Builder
The Annuity Commencement Date Deferral Option is not available if you have elected this rider.
Objective
Protect your investment from poor market performance through potential annual Benefit Amount increases and provide income through predetermined periodic payments based either on a set schedule or your lifetime.
How does this rider help achieve this goal?
This rider (called the Unified Benefit Rider in your Contract) provides a single Benefit Amount payable as two separate but bundled benefits which form the entire benefit. In other words, this rider is a guarantee of the Benefit Amount that you can access two ways:
•Withdrawal Benefit allows (a) Benefit Payments: a series of withdrawals which may be paid annually until the Benefit Amount is reduced to zero or (b) Lifetime Benefit Payments: a series of withdrawals which may be paid annually until the death of any Owner if the older Owner (or Annuitant if the Contract Owner is a trust) is age 60 or older. The Benefit Payments and Lifetime Benefit Payments may continue even if the Contract Value is reduced to zero; and/or
•Guaranteed Minimum Death Benefit (“GMDB”). The GMDB is equal to the greater of the Benefit Amount or the Contract Value if the Contract Value is greater than zero. Depleting the Benefit Amount by taking Surrenders will reduce or eliminate the GMDB. The GMDB replaces the standard Death Benefits provided under this Contract.
When can you buy this rider?
This rider is closed to new investors (including existing Owners).
Does electing this rider forfeit your ability to buy other riders?
Yes. If you elected this rider, you could not elect any rider other than MAV Plus (MAV only in applicable states).
How is the charge for this rider calculated?
The fee for this rider is based on your then current Benefit Amount. This additional charge will automatically be deducted from your Contract Value on each Contract Anniversary. The charge is withdrawn from each Sub-Account and the Fixed Account in the same proportion that the value of the Sub-Account bears to the total Contract Value. The charge is deducted after all other financial transactions and any Benefit Amount increases are made. Once you elect this benefit, we will continue to deduct the charge until we begin to make Annuity Payouts. The rider charge may limit access to Fixed Accounts in certain states.
We reserve the right to increase the charge up to a maximum rate of 0.75% any time on or after your fifth Contract Anniversary or five years from the date from which we last notified you of a fee increase, whichever is later. If we increase this charge, you will receive advance notice of the increase and will be given the opportunity to decline this and future charge increases. If you decline a charge increase, we will suspend the automatic Benefit Amount increases. If we do not receive notice from you to decline the increase, we will automatically assume that automatic Benefit Amount increases will continue and the new charge will apply. If you Surrender prior to a Contract Anniversary, a pro rata share of the charge will be assessed and will be equal to the charge multiplied by the Benefit Amount prior to the Surrender, multiplied by the number of days since the last charge was assessed, divided by 365.
You may decline the fee increase and permanently waive automatic Benefit Amount increases by:
•Notifying us in writing, verbally or electronically, if available. You must provide us this notification after our notice to you of the charge increase and before your Contract Anniversary.
•Written notifications must be submitted using the forms we provide. For telephonic and Internet elections, if available, you must authenticate your identity and acknowledge your understanding of the implications of declining the fee increase. We will take direction from one joint Owner. We are not responsible for lost investment opportunities associated with elections that are not in good order and for relying on the genuineness of any election.
•We will only honor notifications from the Owner or joint Owner and not through your broker.
•If you decline the fee increase we will suspend automatic Benefit Amount increases. You can re-start automatic Benefit Amount increases within 30 days of your Contract Anniversary if you accept the rider fee currently in effect.
•If you decline the fee increase, your Lifetime Benefit Payment will continue to be reset on each Contract Anniversary according to the rider’s rules.
Does the Benefit Amount change under this rider?
Yes. The initial Benefit Amount equals your initial Premium Payment. Thereafter, the Benefit Amount will be adjusted as a result of any of the following three actions.
1.Automatic Benefit Amount increases. We may increase the Benefit Amount on each Contract Anniversary depending on the investment performance of your Contract. To compute this percentage, we will divide your Contract Value by the Maximum Contract Value (see "Glossary") and then reduce by 1. See Example 2 under Lifetime Income Builder in Appendix D. In no event will the resulting increase amount be less than 0% or greater than 10%. Automatic Benefit
APP B-1

Amount increases will not take place if the investment performance of your Sub-Accounts is neutral or negative. Automatic Benefit Amount increases will continue until the earlier of the Contract Anniversary immediately following the older Owner’s or Annuitant’s 75th birthday or the Annuity Commencement Date.
2.Subsequent Premium Payments. When subsequent Premium Payments are received, the Benefit Amount will be increased by the dollar amount of the subsequent Premium Payment. However, if Surrenders (including the "withdrawals" discussed above in "Withdrawal Benefit") have been taken your new Benefit Payment may not be greater than your Benefit Amount prior to the Surrender.
3.Surrenders. If Surrenders (including the "withdrawals" discussed above in "Withdrawal Benefit") have been taken, the Benefit Amount will be equal to the amount determined in either (A), (B) or (C) as follows:
A.If total Surrenders since the most recent Contract Anniversary are equal to or less than the Benefit Payment, the Benefit Amount becomes the Benefit Amount immediately prior to the Surrender, less the amount of Surrender.
B.If total Surrenders since the most recent Contract Anniversary exceed the Benefit Payment as a result of enrollment in our Automatic Income program to satisfy RMDs, the Benefit Amount becomes the Benefit Amount immediately prior to the Surrender, less the amount of Surrender.
C.If total Surrenders since the most recent Contract Anniversary exceed the Benefit Payment and the RMD exception in (B) does not apply, the Benefit Amount is re-calculated to the greater of zero or the lesser of (i) or (ii) as follows:
(i)the Contract Value immediately following the Surrender; or
(ii)the Benefit Amount immediately prior to the Surrender, less the amount of Surrender.
Partial Surrenders reduce the potential for step-ups.
Other Considerations:
•The Benefit Amount may also change due to a change in ownership. See "What happens if you change ownership?" below.
•Your Benefit Amount cannot be less than zero or more than $5 million. Any sums exceeding $5 million will not be included for any benefits under this rider.
•Since the Benefit Amount is a central source for both benefits under this rider, taking Surrenders (including "withdrawals" discussed above in "Withdrawal Benefit") will lessen or eliminate the GMDB. Refer to the Examples included in Appendix B for a more complete description of these effects.
Is this rider designed to pay you withdrawal benefits for your lifetime?
Yes. The following section describes both Benefit Payments and Lifetime Benefit Payments which together comprise the Withdrawal Benefit.
Benefit Payments
Under this option, Surrenders may be taken immediately as a Benefit Payment that is initially set equal to 5% annually of the initial Benefit Amount. The Benefit Payment is the amount guaranteed for withdrawal each Contract Year until the Benefit Amount is reduced to zero (even if the Contract Value is first reduced to zero). We support this guaranteed payment through our General Account which is subject to our claims paying ability and other liabilities as a company.
The Benefit Payment can be taken on any payment schedule that you request. You can continue to take Benefit Payments until the Benefit Amount has been depleted.
Benefit Payments are treated as partial Surrenders and are deducted from your Contract Value. Each Benefit Payment reduces the amount you may Surrender under your AWA. Surrenders in excess of your Benefit Payment include any applicable CDSC.
Whenever a Surrender is taken during any Contract Year, the Benefit Payment will be adjusted to equal the amount in either (A), (B) or (C) as follows:
A.If total Surrenders since the most recent Contract Anniversary are equal to or less than the Benefit Payment, the Benefit Payment until the next Contract Anniversary is equal to the lesser of the Benefit Payment immediately prior to the Surrender or the Benefit Amount immediately after the Surrender.
B.If total Surrenders since the most recent Contract Anniversary exceed the Benefit Payment as a result of enrollment in our Automatic Income Program to satisfy RMDs, the provisions of (A) will apply.
C.If total Surrenders since the most recent Contract Anniversary are more than the Benefit Payment and the RMD exception in (B) does not apply, the Benefit Payment will be re-calculated to equal the Benefit Amount immediately following the Surrender multiplied by 5%.
If you choose an amount less than the Benefit Payment in any Contract Year, the remaining annual Benefit Payment cannot be carried forward to the next Contract Year. You may elect to take Benefit Payments at any time provided that the Benefit Amount is greater than zero.
APP B-2

If you make a subsequent Premium Payment, the Benefit Payment will be re-calculated to equal 5% of the Benefit Amount immediately after the subsequent Premium Payment is made. If withdrawals have already commenced, we recommend that you contact our Annuity Contact Center before making any subsequent Premium Payments as their effects on Benefit Payments and Lifetime Benefit Payments can have unintended consequences. See Example 10 under Lifetime Income Builder in Appendix D for more information.
If there is an increase in the Benefit Amount due to an automatic Benefit Amount increase on any Contract Anniversary, we will automatically re-calculate the Benefit Payment to the greater of the Benefit Payment immediately prior to the increase or the Benefit Amount immediately after the increase multiplied by 5%. If you are enrolled in our Automatic Income Program you must request in writing to increase the amount being withdrawn.
If Surrenders are less than or equal to the Benefit Payment but result in the Contract Value remaining after such Surrender to be less than our minimum amount rules then in effect, we will not terminate the Contract under our minimum amount rules if the Benefit Amount is greater than zero. However, if the Benefit Amount is zero and the Contract Value remaining after any Surrender is also less than our minimum amount rules then in effect, we may terminate the Contract and pay you the Surrender Value.
If you are enrolled in an AIP it is important for you to take into account the Benefit Payment. It may be necessary to adjust your AIP payout each year. If your Benefit Payment changes we do not automatically adjust payments under the AIP nor do we prompt you to do so.
Lifetime Benefit Payments
Under this option, Surrenders may be taken as Lifetime Benefit Payments that are initially equal to 5% annually of the Benefit Amount on the Contract Anniversary immediately following the older Owner’s 60th birthday or 5% of the initial Benefit Amount if the older Owner is 60 or older at the rider’s effective date The Lifetime Benefit Payment is the amount guaranteed to be available for withdrawal each Contract Year until the first death of any Owner (even if the Contract Value is reduced to zero). We support this payment through our General Account which is subject to our claims paying ability and other liabilities as a company.
The Lifetime Benefit Payment can be taken on any payment schedule that you request.
Lifetime Benefit Payments are treated as partial Surrenders and are deducted from your Contract Value. Each Lifetime Benefit Payment reduces the amount you may Surrender under your AWA. Surrenders in excess of your Lifetime Benefit Payment include any applicable CDSC.
Whenever a Surrender is taken after the Contract Anniversary immediately following the older Owner’s 60th Birthday, the Lifetime Benefit Payment will be equal to the amount determined in either (A), (B) or (C) as follows:
A.If total Surrenders since the most recent Contract Anniversary are equal to or less than the Lifetime Benefit Payment, the Lifetime Benefit Payment is equal to the Lifetime Benefit Payment immediately prior to the Surrender.
B.If total Surrenders since the most recent Contract Anniversary exceed the Lifetime Benefit Payment as a result of enrollment in our AIP to satisfy RMDs, the provisions of (A) will apply.
C.If total Surrenders since the most recent Contract Anniversary are more than the Lifetime Benefit Payment and the RMD exception in (B) does not apply, the Lifetime Benefit Payments will be re-calculated to equal the Benefit Amount immediately following the partial Surrender multiplied by 5%.
If you choose an amount less than the Lifetime Benefit Payment in any Contract Year, the remaining annual Lifetime Benefit Payment cannot be carried forward to the next Contract Year.
Lifetime Benefit Payments will be available until the first death of any Owner. If the Contract Value is reduced to zero, Lifetime Benefit Payments will automatically continue under this Fixed Lifetime and Period Certain Annuity Payout.
If you make a subsequent Premium Payment after the Contract Anniversary immediately following the older Owner’s 60th birthday, the Lifetime Benefit Payment will be re-calculated to equal 5% of the Benefit Amount after the subsequent Premium Payment is made.
If Surrenders are not taken prior to the Contract Anniversary immediately following the older Owner’s 60th birthday, the Lifetime Benefit Payment will equal the Benefit Payment. If Surrenders are taken prior to the Contract Anniversary immediately following the older Owner’s 60th birthday, the Lifetime Benefit Payment may be less than the Benefit Payment. The greater of the Benefit Payment or Lifetime Benefit Payment can be taken.
If there is an increase in the Benefit Amount due to an automatic Benefit Amount increase on any Contract Anniversary after the older Owner’s 60th birthday, we will automatically re-calculate the Lifetime Benefit Payment to equal the greater of the Lifetime Benefit Payment immediately prior to the increase or the Benefit Amount immediately after the increase multiplied by 5%.
If a Surrender is less than or equal to the Lifetime Benefit Payment but results in the Contract Value remaining after such Surrender to be less than our minimum amount rules then in effect, we will not terminate the Contract under our minimum amount rules. However, if the Contract Value remaining after any Surrender is less than our minimum amount rules then in
APP B-3

effect and the Benefit Amount and your Lifetime Benefit Payments have been reduced to zero, we may terminate the Contract and pay the Surrender Value.
If you are enrolled in an AIP it is important for you to take into account the Benefit Payment. It may be necessary to adjust your AIP payout each year. If your Benefit Payment changes we do not automatically adjust payments under the AIP nor do we prompt you to do so.
Is this rider designed to pay you Death Benefits?
Yes. This rider includes a GMDB that replaces the standard Death Benefit. The GMDB is equal to the greater of the Benefit Amount or the Contract Value on the date due proof of death is received by us.
The Death Benefit is payable at the first death of an Owner or Annuitant.
Does this rider replace standard Death Benefits?
Yes. This rider replaces the standard Death Benefit.
Can you revoke this rider?
No. However, a Company-sponsored exchange of this rider will not be considered to be a revocation or termination of this rider.
What effect do Full Surrenders have on your benefits under this rider?
You may make a full Surrender of your entire Contract at any time. However, you will receive your Contract Value at the time you request a Surrender with any applicable charges deducted and not the Benefit Amount, Lifetime Benefit Payment or the Benefit Payment amount you would have received under this rider.
If you still have a Benefit Amount or Lifetime Benefit Payment Amount after you Surrender all of your Contract Value (following the provisions or the rider) or your Contract Value is reduced to zero, we will issue a payout annuity. If the Owner is a natural person we will treat the Owners(s) as the Annuitant for purposes of this annuity. If there is more than one Annuitant, the annuity will be on a first-to-die basis (joint and 0% survivor annuity). You may elect to have the Benefit Amount or Lifetime Benefit Payment paid to you under either the Fixed Period Certain Annuity Payout or the Fixed Lifetime and Period Certain Annuity Payout Option. The election is irrevocable.
Under certain circumstances we had permitted certain Contract Owners to reinstate their Contracts (and certain riders) when a Contract Owner had requested a Surrender (either full or Partial) and returned the forms in good order to us. Effective October 4, 2013, we will no longer allow Contract Owners to reinstate their Contracts (or riders) when a Contract Owner requests a Surrender (either full or Partial), except as noted in the section “Are there restrictions on how you must invest?”
If your Benefit Payment or your Lifetime Benefit Payment on your most recent Contract Anniversary exceeds the AWA, we will waive any applicable CDSC for withdrawals up to that Benefit Payment amount.
What happens if you change ownership?
Any ownership change made prior to the first anniversary of the rider effective date will have no impact on the Benefit Amount, but the Lifetime Benefit Payment may change as long as the new Owner(s) and Annuitant are less than age 76 at the time of the change. The Lifetime Benefit Payment may change based on the age of the new owner.
If the older Owner is age 75 or younger at the time of an ownership change that follows the first Contract Anniversary a re-calculation in the benefits will automatically result in either (A) or (B):
(A)If this rider is not currently available for sale, we will continue the existing rider for the GMDB only and the Withdrawal Benefit will terminate. This rider charge will then discontinue.
(B)If this rider is currently available for sale, we will continue the existing rider with respect to all benefits at your current charge. The Benefit Amount will be re-calculated to the lesser of the Contract Value or the Benefit Amount on the date of the change. The Benefit Payment and Lifetime Benefit Payment will be re-calculated on the date of the change.
The rider is not currently available for sale as we have discontinued selling and issuing new contracts.
If the older Owner is age 76 or older at the time of an ownership change, this rider will continue with respect to the GMDB only and the Withdrawal Benefit will terminate. The GMDB will be modified to equal Contract Value only and the Rider charge will discontinue.
Ownership changes may be taxable to you. We recommend that you consult with a tax adviser before making any ownership changes.
Can your Spouse continue your Withdrawal Benefit?
Yes. If the Owner dies and the Beneficiary is the deceased Owner’s Spouse at the time of death, the Spouse may continue the Contract and we will adjust the Contract Value to the amount we would have paid as a Death Benefit payment (the greater of the Contract Value and the Benefit Amount). If the Spouse elects to continue the Contract and is less than age 76 at the time of the continuation, then either (A) or (B) will automatically apply:
APP B-4

(A)If this rider is not currently available for sale, we will continue the existing Lifetime Income Builder for the GMDB only and the Withdrawal Benefit will terminate and the rider charge will discontinue.
(B)If this rider is currently available for sale, we will continue the existing rider with respect to all benefits at the current charge. The Benefit Amount and Maximum Contract Value will be re-calculated to the Contract Value on the continuation date. The Benefit Payments and Lifetime Benefit Payments will be re-calculated on the continuation date.
The rider is not currently available for sale as we have discontinued selling and issuing new contracts.
If the Spouse elects to continue the Contract and is age 76 or greater at the time of the continuation, this rider will continue with respect to the GMDB only and the Withdrawal Benefits will terminate. The GMDB will be modified to equal Contract Value only and the rider charge will discontinue. Spousal Contract continuation will only apply one time for each Contract.
What happens if you annuitize your Contract?
If you annuitize your Contract, you may choose any of those Annuity Payout Options offered in the Contract. The amount used for calculating Annuity Payout Options will be the Contract Value. In other words, you will forfeit any difference between your Contract Value and Benefit Amount by voluntarily annuitizing before the maximum Annuity Commencement Date.
If the annuity reaches the maximum Annuity Commencement Date the Contract will automatically be annuitized unless we and the Owner(s) agree to extend the Annuity Commencement Date, which approval may be withheld or delayed for any reason. In this circumstance, the Contract may be annuitized under our standard annuitization rules or, alternatively, under Lifetime Income Builder rules applicable when the Contract Value equals zero.
Fixed Period Certain Payout Option
If your Contract Value goes to zero, you are entitled to receive payments in a fixed dollar amount for a stated number of years. The actual number of years that payments will be made is determined by dividing the Benefit Amount by the Benefit Payment. The total amount payable under this Annuity Payout Option will equal the Benefit Amount. This annualized amount will be paid over the determined number of years. The frequency of payments you may elect will be among those offered by us at that time but will be no less frequently than annually. The amount payable in the final year of payments may be less than the prior year’s annual amount payable so that the total amount of the payouts will be equal to the Benefit Amount. If, at the death of the any Annuitant, payments have been made for less than the stated number of years, the remaining scheduled payments will be made to the Beneficiary as scheduled payments in accordance with the Code and the Owner’s last instructions on record.
These options may not be available if your contract is issued to qualify under Section 401, 403, 408 or 457 of the Internal Revenue Code of 1986, as amended. For such contracts, these options will be available only if the guaranteed payment period is less than the life expectancy of the Annuitant at the time these options become effective. Such life expectancy will be computed under the mortality table then in use by Us.
Fixed Lifetime and Period Certain Payout Option
If your Contract Value goes to zero and the Owner(s) are alive and age 60 or older, you are entitled to receive payments in a fixed dollar amount until the later of the death of any Annuitant or a minimum number of years. The minimum number of years that payments will be made is determined on the Annuity Calculation Date by dividing the Benefit Amount by the Lifetime Benefit Payment. The total minimum amount payable under this option will equal the Benefit Amount. This Lifetime Benefit Payment amount will be paid over the greater of the minimum number of years, or until the death of any Annuitant. The frequency of payments you may elect will be among those offered by us at that time but will be no less frequently than annually. If, at the death of any Annuitant, payments have been made for less than the minimum number of years, the remaining scheduled payments will be made to the Beneficiary as scheduled payments in accordance with the Code and the Owner’s last instructions on record.
These options may not be available if your Contract is issued to qualify under Section 401, 403, 408 or 457 of the Internal Revenue Code of 1986, as amended. For such contracts, these options will be available only if the guaranteed payment period is less than the life expectancy of the Annuitant at the time these options become effective. Such life expectancy will be computed under the mortality table then in use by Us.
Are there restrictions on how you must invest?
Yes. Effective October 4, 2013, we began enforcing our contractual right to require that you allocate your Contract Value and future Premium Payments in accordance with the investment restrictions described in Appendix A as a condition to maintaining the withdrawal benefit of the rider. Your selected allocations are automatically rebalanced quarterly. If your allocations do not comply with the investment restrictions described in Appendix A, on and after October 4, 2013 the living benefit feature of the rider will be revoked. These restrictions are intended to reduce the risk of investment losses that could require the Company to use its General Account assets to pay amounts due under the rider.
To the extent permitted by law, we may modify, add, delete, or substitute, the asset allocation models, investment programs, Funds, portfolio rebalancing requirements, and other investment requirements and restrictions that apply while either rider is in effect. For instance, we might amend these asset allocation models if a Fund (i) merges into another fund, (ii) changes investment objectives, (iii) closes to further investments and/or (iv) fails to meet acceptable risk parameters. These changes
APP B-5

will not be applied with respect to then existing investments. We will give you advance notice of these changes. Please refer to “Other Program considerations” under the section entitled “What other ways can you invest?” in Section 7.a for more information regarding the potential impact of Fund mergers and liquidations with respect to then existing investments within an asset allocation model.
Except as provided below, failure to comply with the investment requirement or restriction will result in revocation of the rider. If the rider is revoked by us, for violation of applicable investment requirements or restrictions, we will assess a pro-rated share of the rider charge and will no longer assess a rider charge thereafter. Revocation of the rider will not terminate any concurrent guaranteed minimum death benefit rider.
If the rider is revoked by us due to a failure to comply with these investment restrictions, you will have one opportunity to reinstate the rider by reallocating your Contract Value in accordance with then prevailing investment restrictions. You will have a thirty calendar day reinstatement period to do this. The reinstatement period will begin upon revocation of the rider. Your right to reinstate the rider will be terminated if during the reinstatement period you make a subsequent Premium Payment, take a partial Surrender or make a Covered Life change. Upon reinstatement, your Payment Base will be reset at the lower of the Payment Base prior to the revocation or Contract Value as of the date of reinstatement. Your Withdrawal Percentage will be reset to equal the Withdrawal Percentage prior to revocation unless during the reinstatement period the relevant Covered Life qualifies for a new age band.
Investment in any asset allocation model could mitigate losses but also hamper potential gains. The asset allocation models that you must invest in under the rider provide very different potential risk/reward characteristics. We are not responsible for lost investment opportunities associated with the implementation and enforcement of these investment requirements and restrictions.
Are there restrictions on the amount of subsequent Premium Payments?
No.
Can we aggregate contracts?
For purposes of determining the Benefit Amount under this rider, we reserve the right to treat one or more Contracts issued by us to you with any optional Withdrawal Benefit rider in the same calendar year as one Contract. Accordingly, if we elect to aggregate Contracts, we will change the period over which we measure withdrawals against the Benefit Payment.
Other information
For examples of how this rider works, see Lifetime Income Builder in Appendix D.
This rider may not be appropriate for all investors. Several factors, among others, should be considered:
•The benefits under this rider cannot be directly or indirectly assigned, pledged, collateralized or securitized in any way. Any such actions will invalidate this rider.
•Because these benefits are bundled and interdependent upon one another, there is a risk that you may ultimately pay for benefits that you may never get to use. For instance, if you deplete your Benefit Amount through Surrenders, whether voluntarily or as a result of RMDs, you will reduce your Death Benefit. If your Contract Value is zero as of the date of due proof of death, there will be no Death Benefit. This may be of special concern to seniors.
•Inasmuch as Withdrawal Benefits may reduce or eliminate the GMDB, electing this rider as part of an investment program involving a qualified plan may not make sense unless, for instance, other features of this Contract such as Withdrawal Benefits and access to Funds, outweigh the absence of additional tax advantages from a variable annuity.
•Annuitizing your Contract, whether voluntarily or not, will impact these benefits. First, annuitization shall eliminate the Guaranteed Minimum Death Benefit. Second, annuitization will terminate any Withdrawal Benefits which will be converted into annuity payments according to the annuitization option chosen. Accordingly, Lifetime Benefit Payments could be replaced by another “lifetime” payout option and will not be subject to automatic Benefit Amount increases.
•Even though this rider is designed to provide “living benefits,” you should not assume that you will necessarily receive “payments for life” if you have violated any of the terms of this rider.
•Purchasing this rider is a one-time only event and cannot be undone later. If you elect this rider you will not be able to elect standard Death Benefits or optional riders other than MAV Plus.
•Any additional Premium Payments made to your Contract after withdrawals have begun will cause the Benefit Amount to be recalculated. If an additional Premium Payment is made, the Benefit Amount will be recalculated to equal the remaining Benefit Amount plus the additional Premium Payment, which could be more or less than the original Benefit Amount and could change the amount of your Benefit Payments or Lifetime Benefit Payments, as the case may be.
•Spouses who are not a joint Owner or Beneficiary may find continuation of this rider to be unavailable or unattractive after the death of the Owner-Spouse. Continuation of the options available in this rider is dependent upon its availability at the time of death of the first Owner-Spouse and will be subject to then prevailing charges.
•Certain ownership changes may result in a reduction of benefits.
APP B-6

•Annuitizing your Contract instead of receiving Benefit Payments or Lifetime Benefit Payments will forfeit any increases in your Benefit Amount over your Contract Value. Voluntary or involuntary annuitization will terminate Lifetime Benefit Payments. Annuity Payout Options available subsequent to the Annuity Commencement Date may not necessarily provide a stream of income for your lifetime and may be less than Lifetime Benefit Payments.
•Finally, we may increase the charge for this rider on or after the fifth Contract Anniversary or five years since your last increase notification, whichever is later. If you decline any charge increase, you will no longer receive automatic Benefit Amount increases unless you provide us with notification of your acceptance of an increase within the 30 days preceding a subsequent Contract Anniversary.
•There are no assurances made or implied that automatic Benefit Amount increases will occur and if occurring, will be predictable.
•We do not automatically increase payments under the Automatic Income Program if your Lifetime Benefit Payment increases. If you are enrolled in our Automatic Income Program to make Lifetime Benefit Payments and your eligible Lifetime Benefit Payment increases, please note that you need to request an increase in your Automatic Income Program. We will not individually notify you of this privilege.
Appendix C — Lifetime Income Builder Selects and Lifetime Income Builder Portfolios
The Annuity Commencement Date Deferral Option is not available if you have elected either of these riders.
Objective
The objective of these two different riders is to (i) protect your investment from poor market performance; (ii) provide longevity protection through Lifetime Benefit Payments; and (iii) provide Death Benefit protection.
How do the riders help achieve this goal?
• Lifetime Withdrawal Feature. Provided you follow the rules below, the riders provide a series of Lifetime Benefit Payments payable in each Contract Year following the Relevant Covered Life’s Lifetime Income Eligibility Date until the first death of any Covered Life (“Single Life Option”) or until the second death of any Covered Life (“Joint/Spousal Option”). Partial Surrenders will reduce or eliminate this benefit. Lifetime Benefit Payments are maximum amounts that can be withdrawn each year based on the rider chosen:

Lifetime Income	=	Payment Base or Contract Value, whichever is higher	x	Withdrawal Percentage
Builder Selects
- or -
Lifetime Income	=	Payment Base	x	Withdrawal Percentage
Builder Portfolios
•Guaranteed Minimum Death Benefit ("GMDB"). The GMDB provides a Death Benefit equal to the greater of Premium Payments (adjusted for partial Surrenders) or Contract Value as of the date due proof of death is received by us for any Contract Owner or Annuitant. Partial Surrenders will reduce or eliminate the GMDB. This GMDB replaces the standard Death Benefits provided under this Contract.
When can you buy the riders?
The riders are closed to new investors (including existing Owners).
When you buy either rider, you must provide us with the names and date of birth of the Owner, any joint Owner, Annuitant and Beneficiary. We then determine who the “Relevant Covered Life” and other “Covered Lives” will be when establishing the Withdrawal Percentage.
•A Covered Life must be a living person. If you choose the Joint/Spousal Option, we reserve the right to (a) prohibit non-natural entities from being designated as an Owner, (b) prohibit anyone other than your Spouse from being a joint Owner, and (c) impose other designation restrictions from time to time.
•For the Single Life Option, the Covered Life is most often the same as the Contract Owner and joint Owner (which could be two different people). In the Joint/Spousal Option, the Covered Life is most often the Contract Owner, and his or her Spouse is the joint Owner or Beneficiary.
•The Relevant Covered Life will be one factor used to establish your Withdrawal Percentage. When the Single Life Option is chosen, we use the older Covered Life as the Relevant Covered Life. When the Joint/Spousal Option is chosen, we use the younger Covered Life as the Relevant Covered Life.
The maximum age of any Contract Owner or Annuitant when electing either rider is 80. These age restrictions also apply to the Beneficiary when the Joint/Spousal Option is chosen.
Does electing either rider forfeit your ability to buy other riders?
APP B-7

Yes. If you elected either rider, you could not elect any rider other than MAV Plus (MAV only in applicable states). You may not elect the Annuity Commencement Date Deferral Option if you elected either of these riders.
How is the charge for either rider calculated?
The fee for the riders is based on your then current Payment Base (not your Contract Value) as of each Contract Anniversary. This charge will automatically be deducted from your Contract Value on your Contract Anniversary (i) after your Anniversary Value and Payment Base have been computed and (ii) prior to all other financial transactions. In the event of a full Surrender, a prorated charge will be deducted from your Surrender Value. The charge for the riders will be withdrawn from each Sub-Account and the FAF in the same proportion that the value of each Sub-Account bears to the total Contract Value. Except as otherwise provided below, we will continue to deduct this charge until we begin to make Annuity Payouts. The rider charge may limit access to the FAF in certain states.
We reserve the right to increase the charge for either or both riders (and any option) up to the maximum fees described in the Fee Table at any time 12 months after either rider’s effective date.
Fee increases will not apply if (a) the age of the Relevant Covered Life is 81 or older; (b) you notify us of your election to permanently waive automatic Payment Base increases as described below; or (c) we convert your benefits based on our Minimum Amount rules defined in your Contract. This fee may not be the same as the fee that we charge new purchasers.
Subject to the foregoing limitation, we also reserve the right to charge a different fee for either rider (or options) to any new Contract Owners due to a change of Covered Life. Unless exempt, we will automatically deduct rider fees, as they may be increased from time to time.
You will receive advance notice of any fee increase. You may decline the fee increase and permanently waive automatic Payment Base increases by:
•Notifying us in writing, verbally or electronically, if available. You must provide us this notification after our notice to you of the charge increase and before your Contract Anniversary.
•Written notifications must be submitted using the forms we provide. For telephonic and Internet elections, if available, you must authenticate your identity and acknowledge your understanding of the implications of declining the fee increase. We will take direction from one joint Owner. We are not responsible for lost investment opportunities associated with elections that are not in good order and for relying on the genuineness of any election.
•We will only honor notifications from the Owner or joint Owner and not through your broker.
•Your decision to decline the fee increase and waive automatic Payment Base increases is irrevocable. You will not be able to accept the fee increase and resume automatic Payment Base increases in the future.
•If you decline the fee increase, your Lifetime Benefit Payment will continue to be reset on each Contract Anniversary according to the rider’s rules.
•If you decline the fee increase, and defer withdrawals for at least five years, the Withdrawal Percentage will continue to be reset when a new age band is reached according to the rider’s rules.
Does the Payment Base change under either rider?
Yes, your initial Payment Base equals your initial Premium Payment except in regard to a company sponsored-exchange program. Your Payment Base will fluctuate based on:
•automatic Payment Base increases; and
•subsequent Premium Payments; and
•partial Surrenders (including partial Surrenders taken prior to the Lifetime Income Eligibility Date or if the amount of the partial Surrender exceeds either your Threshold or Lifetime Benefit Payment amount).
•Automatic Payment Base Increase: Your automatic annual Payment Base increase varies depending on whether you choose either of these riders. The following table describes how these options operate:

	Lifetime Income Builder Selects	Lifetime Income Builder Portfolios
New Payment Base	[(current Anniversary Value (prior to the rider charge being taken) divided by your prior Payment Base)] multiplied by your prior Payment Base	The higher of current Anniversary Value (prior to the rider charge being taken) or Payment Base
Annual Payment Base increase limits	0% - 10%	Unlimited
We will determine if you are eligible for annual automatic Payment Base increases on each Contract Anniversary. Automatic Payment Base increases will cease upon the earliest of:
•your Annuity Commencement Date;
•the Contract Anniversary immediately following the Relevant Covered Life’s attained age of 90; or
APP C-1

•You waive your right to receive automatic Payment Base increases.
Your Payment Base can never be less than $0 or more than $5 million. Any activities that would otherwise increase the Payment Base above this ceiling will not be included for any benefits under either rider. See Examples 16 and 17 under Lifetime Income Builder Selects and Lifetime Income Builder Portfolios in Appendix B.
•Subsequent Premium Payments increase your Payment Base on a dollar-for-dollar basis. See Examples 10 and 11 under Lifetime Income Builder Selects and Lifetime Income Builder Portfolios in Appendix B.
•Partial Surrenders may trigger a recalculation of the Payment Base depending on (a) whether the partial Surrender takes place prior to the Lifetime Income Eligibility Date, and (b) if the cumulative amount of all partial Surrenders during any Contract Year exceeds the applicable limits as discussed below:
A.If cumulative partial Surrenders taken during any Contract Year and prior to the Lifetime Income Eligibility Date, are equal to, or less than, the Threshold (subject to rounding), then the cumulative partial Surrender will reduce the Payment Base on a dollar-for-dollar basis. Alternatively, if cumulative partial Surrenders taken prior to the Lifetime Income Eligibility Date are greater than the Threshold (subject to rounding), then we will reduce the Payment Base on a (i) dollar-for-dollar basis up to the Threshold, and (ii) proportionate basis for the amount in excess of the Threshold.
B.If cumulative partial Surrenders taken after the Lifetime Income Eligibility Date are equal to or less than the Lifetime Benefit Payment (subject to rounding), or (ii) exceed the Lifetime Benefit Payment only as a result of enrollment in our Automatic Income Program to satisfy RMD, then the cumulative partial Surrender will not reduce the Payment Base.
C.For any partial Surrender that causes cumulative partial Surrenders after the Lifetime Income Eligibility Date to exceed the Lifetime Benefit Payment and the RMD exception in (B) does not apply, we will reduce the Payment Base on a proportionate basis for the amount in excess of the Lifetime Benefit Payment.
See Examples 3-9 and 12-15 under Lifetime Income Builder Selects and Lifetime Income Builder Portfolios in Appendix B.
•Partial Surrenders reduce the potential for step-ups.
•Covered Life changes may also trigger a recalculation of your Payment Base, Lifetime Benefit Payment, GMDB and rider fees. See “What happens if you change ownership?” below.
•Option Conversion. We reserve the right to offer a one-time only conversion from Lifetime Income Builder Selects to Lifetime Income Builder Portfolios, or vice versa, on or after the first Contract Anniversary after the rider has been in effect and prior to the Relevant Covered Life’s reaching attained age 81. Your then current Payment Base will be your new Payment Base for the purposes of the converted rider. This conversion will go into effect on the next following Contract Anniversary. A conversion notice must be received by us in good order between 30 days prior to and 15 days after, a Contract Anniversary. This privilege may be withdrawn at our sole discretion at any time without prior notice. The rider fee and any associated restrictions will be based on the rider then in effect. You may rescind your election within 15 days after making your election. Upon rescission, however, your Payment Base will be reset at the lower of the then applicable Payment Base or the Contract Value at the time of rescission. Rescission of a conversion option may therefore result in a permanent reduction of benefits. Once rescinded, this privilege will be terminated.
•Partial Surrenders taken during any Contract Year that cumulatively exceed the AWA but do not exceed the Lifetime Benefit Payment will be free of any applicable CDSC.
Is either rider designed to pay you withdrawal benefits for your lifetime?
Yes. However, early withdrawals, meaning withdrawals taken prior to the Lifetime Income Eligibility Date are not guaranteed to be available throughout your lifetime. Such withdrawals will reduce (and may even eliminate) the Payment Base otherwise available to establish Lifetime Benefit Payments and GMDB.
As shown in the following table, the Withdrawal Percentage for all partial Surrenders taken before the Lifetime Income Eligibility Date will be 5% (Single Life Option) or 4.5% (Joint/Spousal Option). In contrast, the Withdrawal Percentage for partial Surrenders taken after the Lifetime Income Eligibility Date will be based on the chronological age of the Relevant Covered Life at the time of the first withdrawal as shown below:
APP C-2

	Withdrawal Percentage
Relevant Covered Life Attained Age	Single Life Option	Joint/Spousal Option
<59½ - 64	5.0%	4.5%
65 - 69	5.5%	5.0%
70 - 74	6.0%	5.5%
75 - 79	6.5%	6.0%
80 - 84	7.0%	6.5%
85 - 90	7.5%	7.0%
90+	8.0%	7.5%
Except as provided below, the Withdrawal Percentage will be based on the chronological age of the Relevant Covered Life at the time of the first Surrender.
1.If a partial Surrender HAS NOT been taken, your new Withdrawal Percentage will be effective on the next birthday that brought the Relevant Covered Life into a new Withdrawal Percentage age band; or
2.If you have deferred taking partial Surrenders for five years from the date you purchased this rider, your new Withdrawal Percentage will be effective on the next birthday that brings the Relevant covered Life into a new Withdrawal Percentage age band. Your new Withdrawal Percentage will thereafter continue to change based on the age of the Relevant Covered Life as shown on the table above regardless of whether partial Surrenders are taken after such five year period or;
3.If the requirements in 1 or 2, above have not been met, your new Withdrawal Percentage will be effective as of the Contract Anniversary when the next automatic Payment Base increase occurs due to market performance after the birthday that brings the Relevant Covered Life into a new Withdrawal Percentage age band.
If you meet the deferral requirements above, you will not forfeit your right to automatic Withdrawal Percentage increases even if you decline future fee increases.
For more information, please refer to Example 24 in Lifetime Income Builder Selects and Lifetime Income Builder Portfolios Examples in Appendix B for more information.
Is either rider designed to pay you Death Benefits?
Yes. The GMDB guarantees that we will pay a Death Benefit equal to the greater of (i) Premium Payments adjusted for partial Surrenders or (ii) Contract Value as of the date we receive due proof of death of the Contract Owner(s) or Annuitant. Termination of either rider will result in the rescission of the GMDB and result in your Beneficiary receiving the Contract Value as of the date we receive due proof of death. If the Lifetime Withdrawal Feature is revoked, we will reduce the GMDB for any partial Surrender after the date the Lifetime Withdrawal Feature was revoked, in proportion to the reduction in Contract Value due to such partial Surrender, and you will no longer be subject to the rider's Investment Restrictions (if applicable to your contract (see the “State Variations” provisions in the “Miscellaneous” section)). For Joint/Spousal election of either rider, no Death Benefit will be available when a Relevant Covered Life is the Beneficiary and the Beneficiary dies.
Partial Surrenders will affect the GMDB as follows:
A.If cumulative partial Surrenders taken prior to the Lifetime Income Eligibility Date are equal to, or less than, the Threshold (subject to rounding), then the cumulative partial Surrender will reduce the GMDB on a dollar-for-dollar basis. Alternatively, if cumulative partial Surrenders taken prior to the Lifetime Income Eligibility Date are greater than the Threshold (subject to rounding), then we will reduce the GMDB on a (i) dollar-for-dollar basis up to the amount of the Threshold, and (ii) proportionate basis for the amount in excess of the Threshold.
B.If cumulative partial Surrenders after the Lifetime Income Eligibility Date are (i) equal to or less than the Lifetime Benefit Payment (subject to rounding), or (ii) exceed the Lifetime Benefit Payment only as a result of enrollment in our Automatic Income Program to satisfy RMD, then the cumulative partial Surrender will reduce the GMDB on a dollar-for-dollar basis.
C.For any partial Surrender that causes cumulative partial Surrenders after the Lifetime Income Eligibility Date to exceed the Lifetime Benefit Payment and the RMD exception in (B) does not apply, we will reduce the GMDB on a (i) dollar-for-dollar basis up to the amount of the Lifetime Benefit Payment, and (ii) proportionate basis for the amount in excess of the Lifetime Benefit Payment.
Please refer to the section labeled “Can your Spouse continue your Lifetime Withdrawal Feature” for more information on the continuation of the Lifetime Benefit Payments by your Spouse.
Does either rider replace the standard Death Benefit?
APP C-3

Yes, it permanently replaces the standard Death Benefit. The GMDB will be reset to equal Contract Value when there is a Covered Life change that exceeds the permissible age limitation under either rider. This may also occur for the Single Life Option when the spouse elects Spousal Contract continuation and the new Covered Life exceeds the age limit.
Can you revoke this rider?
Yes. You may elect to revoke the Lifetime Withdrawal Feature at any time subject to state availability and only the GMDB shall continue to apply. You may not revoke the GMDB, although the GMDB will be reduced and/or eliminated due to partial withdrawals. We may revoke the Lifetime Withdrawal Feature under the Covered Life change, Spousal Contract continuation and Investment Restrictions provisions (if applicable to your contract (see the “State Variations” provision in the “Miscellaneous” section )). Additionally, we may terminate the entire rider when the oldest Covered Life exceeds the maximum issue age limitation in accordance with the Covered Life change and Spousal Contract continuation provisions. The GMDB will then be equal to the Contract Value.
If the Lifetime Withdrawal Feature is revoked:
•It cannot be re-elected;
•You will not receive any Lifetime Withdrawal Payments;
•We will continue the GMDB only. We will reduce the GMDB for any partial Surrender after the date the Lifetime Withdrawal Feature was revoked, in proportion to the reduction in Contract Value due to such partial Surrender;
•You will no longer be subject to this rider’s Investment Restrictions; and
•You become subject to the rules applicable when the Contract Value is below our minimum Contract Value then in effect.
Effect on rider charge. On the date the Lifetime Withdrawal Feature is revoked, a prorated share of the rider charge will be assessed. After that, the rider charge will no longer be assessed. If you elected the Single Life Option, and the Lifetime Withdrawal Feature is revoked under the Spousal Contract continuation provision, the rider charge will not be assessed on the date the rider is revoked.
A Company-sponsored exchange of this rider will not be considered a revocation or termination of this rider.
The factors you may consider when determining whether to voluntarily revoke the Lifetime Withdrawal Feature include:
•whether you continue to want or need the longevity protection provided by Lifetime Withdrawal Feature payments (the benefit may not be reinstated after it is revoked);
•whether you wish to cease paying the fees associated with the Lifetime Withdrawal Feature (keep in mind that you have been paying fees for the Lifetime Withdrawal Feature since the effective date of the rider);
•whether you no longer want to be subject to the investment restrictions required to maintain the Lifetime Withdrawal Feature (if applicable to your contract (see the “State Variations” provisions in the “Miscellaneous” section)); and
•whether or not you plan on taking partial withdrawals in the future and how these partial withdrawals will reduce the GMDB.
You should consult an investment professional before making any decision to revoke the Lifetime Withdrawal Feature.
Please see “Can your Spouse continue your Lifetime Withdrawal Feature?” and “Are there restrictions on how you must invest?” for more information.
What effect does partial or full Surrenders have on your benefits under this rider?
Surrenders can severely affect the value of the benefit. Please refer to “Does the Payment Base change under either rider?” for the effect of partial Surrenders on your Payment Base, GMDB and Lifetime Benefit Payments. You may make a full Surrender of your entire Contract at any time. However, you will receive your Contract Value with any applicable charges deducted and not the Payment Base or any Lifetime Benefit Payment that you would have received under either rider.
Prior to the Annuity Commencement Date, (i) if on any Contract Anniversary your Contract Value, due to investment performance, is reduced below an amount equal to the greater of the Contract minimum amount stated under your Contract or one of your Lifetime Benefit Payments, or (ii) if on any Valuation Day, as a result of a Partial Surrender, your Contract Value is reduced below an amount equal to the greater of the Contract minimum amount stated under your Contract or one of your Lifetime Benefit Payments, then the following will occur:
1.    You must transfer your remaining Contract Value to an asset allocation model, investment program, Sub-Account(s), fund of funds Sub-Account(s), or other investment vehicle approved by us for purposes of the minimum amount rule.
a.One of the approved investment vehicles, as described above, must be elected within 10 days from the date the minimum amount was reached.
b.If we do not receive your election within the above stated time frame, you will be deemed to have irrevocably authorized us to move your remaining Contract Value into the Money Market Sub-account.
APP C-4

c.If you choose not to participate in one of the approved investment vehicles, then we will automatically liquidate your remaining Contract Value. Any applicable CDSC will be assessed and the Contract will be fully terminated.
2.    Once the Contract Value is transferred to an approved investment vehicle, the following rules will apply:
a.You will receive your Lifetime Benefit Payment, which will be equal to your Lifetime Benefit Payment at the time your Contract Value reduces below the rider minimum amount rules at the frequency that you elect. The frequencies will be among those offered by us at that time but will be no less frequently than annually.
b.Ongoing Lifetime Benefit Payments will no longer reduce your Contract Value.
c.Ongoing Lifetime Benefit Payments will continue to reduce the remaining GMDB on your Contract. At the death of any Owner, Joint Owner or Annuitant, the greater of the Contract Value or the GMDB will be paid out as a lump sum settlement unless Spousal Contract continuation is available and elected.
d.We will no longer accept subsequent Premium Payments.
e.We will waive the Annual Maintenance Fee and Rider Charge on your Contract.
f.Automatic Increases on Contract anniversary will no longer apply.
g.If any amount greater than a Lifetime Benefit Payment is requested within a Contract Year, we will automatically liquidate your remaining Contract Value. Any applicable CDSC will be assessed, the Contract will be terminated and the GMDB will be lost.
See Examples 21 and 22 under Lifetime Income Builder Selects and Lifetime Income Builder Portfolios in Appendix B.
What happens if you change ownership?
Inasmuch as this rider is affected by changes to the Covered Life, only these types of changes are discussed below. We reserve the right to approve all Covered Life changes. Certain approved changes in the designation of the Covered Life may cause a recalculation of the benefits. Covered Life changes also allow us, in our discretion, to impose investment restrictions, as described below.
Within the first six months from the Contract Issue Date. Any Covered Life change will have no impact on the Payment Base or GMDB as long as each succeeding Covered Life is less than the maximum age limitation of the applicable rider at the time of the change. The Withdrawal Percentage and Lifetime Benefit Payment will thereafter change based on the age of the new relevant Covered Life.
After the first six months from the Contract Issue Date. If you elected the Joint/Spousal Option and partial Surrenders have not yet been taken, in the event that you and your Spouse legally divorce, you may add a new Spouse to the Contract. Provided that the age limitation of the rider is not exceeded, the Payment Base and GMDB will remain the same. We will then recalculate your Withdrawal Percentage based on the age of the younger Covered Life as of the date of the change. The charge for this rider will remain the same.
Alternatively, if you elected the Joint/Spousal Option and Surrenders have been taken, in the event that you and your Spouse become legally divorced, you may only remove your ex-Spouse from the Contract whereupon the Payment Base and GMDB will remain the same. We will then recalculate your Withdrawal Percentage based on the age of the remaining Covered Life as of the date of the change. The charge for this rider will remain the same.
You may not convert your Joint/Spousal Option election to a Single Life Option. In addition, after the first six months following the Contract issue date, if any Covered Life change takes place that is not due to a divorce, then:
A.If the older Covered Life after the change is equal to or less than the maximum age limitation of the rider at the time of the change, then we will revoke the Lifetime Withdrawal Feature of either rider and continue the GMDB only. The GMDB will be recalculated to be the lesser of the Contract Value or the GMDB effective on the date of the change. The charge for the rider then in effect will be assessed on the revocation date and will no longer be assessed thereafter.
B.If the older Covered Life after the change exceeds the maximum age limitation of either rider at the time of the change, or we no longer offer either rider, then the rider will terminate. The GMDB will then be equal to the Contract Value.
If you elected the Single Life Option and any Covered Life changes after the first six months from Contract Issue date, then:
A.If the older Covered Life after the change exceeds the maximum age limitation of this rider at the time of the change; the rider will be terminated and removed from the Contract. The GMDB will then be equal to the Contract Value; or
B.If we no longer offer such rider, we will continue the GMDB after resetting this benefit to the lower of the then applicable GMDB or Contract Value on the effective date of the Covered Life change; whereupon the Lifetime Withdrawal Feature will be revoked. The charge for this rider then in effect will be assessed on the revocation date and will no longer be assessed thereafter.
The rider is not currently available for sale as we have discontinued selling and issuing new contracts.
APP C-5

The following tables illustrate only some of the various changes and the resulting outcomes associated with deaths of the Contract Owner(s) or Annuitant before and after the Annuity Commencement Date.
Single Life Option Election:

If the Deceased is . . .	and . . .	and . . .	then the . . .
Contract Owner	There is a surviving non-spousal Contract Owner	The Annuitant is living or deceased	Joint Contract Owner receives the Death Benefit and this rider terminates
Contract Owner	There is a surviving spousal Contract Owner	The Annuitant is living or deceased	Joint Contract Owner receives the Death Benefit and this rider can continue under Spousal Contract continuation
Contract Owner	There is no surviving Contract Owner	The Annuitant is living or deceased	Rider terminates. Designated Beneficiary receives the Death Benefit
Contract Owner	There is no surviving Contract Owner or Beneficiary	The Annuitant is living or deceased	Rider terminates. Estate receives the Death Benefit
Annuitant	Contract Owner is living	There is no Contingent Annuitant and the Contract Owner becomes the Contingent Annuitant	Contract continues, no Death Benefit is paid, and this rider continues
Annuitant	Contract Owner is living	There is no Contingent Annuitant and the Contract Owner waives their right to become the Contingent Annuitant	Rider terminates and Contract Owner receives the Death Benefit
Annuitant	Contract Owner is Living	Contingent Annuitant is Living	Contingent Annuitant becomes the Annuitant and the Contract and this rider continues
Joint/Spousal Election:

If the Deceased is . . .	and . . .	and . . .	then the . . .
Contract Owner	There is a surviving Contract Owner	The Annuitant is living or deceased	The surviving Contract Owner continues the Contract and rider; we will increase the Contract Value to the Death Benefit value
Contract Owner	There is no surviving Contract Owner	The Spouse is the sole primary beneficiary	Follow Spousal Contract continuation rules for joint life elections
Contract Owner	There is no surviving Contract Owner or Beneficiary	The Annuitant is living or deceased	Rider terminates and Contract Owner’s estate receives the Death Benefit
Annuitant	The Contract Owner is living	There is a Contingent Annuitant	The Rider continues; upon the death of the last surviving Covered Life, the rider will terminate.
Ownership changes may be taxable to you. We recommend that you consult with a tax adviser before making any ownership changes.
Can your Spouse continue your Lifetime Withdrawal Feature?
•Single Life Option:
If a Covered Life dies and the sole Beneficiary is the deceased Covered Life’s Spouse at the time of death, such Spouse may continue the Contract. If the Spouse elects to continue the Contract and such rider, we will continue the rider with respect to all Lifetime Withdrawal Features at the charge that is currently being assessed for new sales at the time of continuation. We will increase the Contract Value to the GMDB, if greater. The Covered Life will be re-determined on the date of Spousal Contract continuation. If the new Covered Life is less than age 81 at the time of the Spousal Contract continuation, and such rider (or a similar rider, as we determine) is still available for sale, the Payment Base and the GMDB
APP C-6

will be set equal to the Contract Value, the Withdrawal Percentage will be recalculated based on the age of the older remaining Covered Life on the effective date of the Spousal Contract continuation. If the new Covered Life is 81 or older at the time of the Spousal Contract continuation, the rider will terminate and the GMDB will be equal to the Contract Value.
If we are no longer offering such rider at the time of Spousal Contract continuation, we will revoke the Lifetime Withdrawal Feature and the rider charge will no longer be assessed.
The rider is not currently available for sale as we have discontinued selling and issuing new contracts.
•Joint/Spousal Option:
Either rider is designed to facilitate the continuation of your rights under the rider by your Spouse through the inclusion of a Joint/Spousal Option. If a Covered Life dies and the Spouse elects to continue the Contract, we will increase the Contract Value to the GMDB, if greater and we will continue the rider with respect to all benefits at the current rider charge. The benefits will be reset as follows:
•The Payment Base will be equal to the greater of Contract Value or the Payment Base on the Spousal Contract continuation date;
•The GMDB will be equal to the Contract Value on the Spousal Contract continuation date;
•The Withdrawal Percentage will remain at the current percentage if partial Surrenders have commenced; otherwise the Withdrawal Percentage will be based on the attained age of the remaining Covered Life on the Spousal Contract continuation date; and
•The Lifetime Benefit Payment will be recalculated.
The remaining Covered Life cannot name a new owner on the Contract. Any new Beneficiary that is added to the Contract will not be taken into consideration as a Covered Life. Either rider will terminate upon the death of the remaining Covered Life.
See Examples 18 and 19 under Lifetime Income Builder Selects and Lifetime Income Builder Portfolios in Appendix B.
What happens if you annuitize your Contract?
You may continue your Lifetime Benefit Payment provided under this rider by electing the Life Annuity Payout Option. This annuitization option will not be available if you have revoked your Withdrawal Feature. Alternatively, you may choose any of the annuitization options provided under your Contract. In this instance, you will forfeit the Lifetime Benefit Payments provided under this rider.
Annuity Payout Options under this rider:
•Single Life Option:
If you have elected the Single Life Option, we will issue you a Fixed Lifetime and Period Certain Payout. The lifetime portion will be based on the Covered Life determined at Annuity Commencement Date. We treat the Covered Life as the Annuitant for this payout option. If there is more than one Covered Life, then the lifetime portion will be based on both Covered Lives. The Covered Lives will be the Annuitant and joint Annuitant for this payout option. The lifetime portion will terminate on the first death of the two. The minimum amount paid to you under this Annuity Option will at least equal the remaining GMDB under this rider.
If the older Annuitant is younger than age 59½, we will automatically defer the date the payments begin until the anniversary after the older Annuitant attains age 59½ and is eligible to receive payments in a fixed dollar amount until the later of the death of any Annuitant or a period certain.
If the Annuitant and joint Annuitant are alive and the older Annuitant is age 59½ or older, you will receive payments in a fixed dollar amount until the later of the death of any Annuitant or a period certain.
The period certain over which payments will be made is equal to the GMDB divided by your Lifetime Benefit Payment on the Annuity Commencement Date. Payments will be made over the greater of the period certain, or until the death of any Annuitant, in the frequency that you elect. The annual amount that will be paid to you will be equal to your Lifetime Benefit Payment on the Annuity Commencement Date. The frequencies will be among those offered by us at that time but will be no less frequently than annually. If, at the death of any Annuitant, payments have been made for less than the period certain, the remaining scheduled period certain payments will be made to the Beneficiary. A lump sum option is not available.
If your Contract is issued to qualify under Section 401, 403, 408, or 457 of the Internal Revenue Code of 1986, as amended, the period certain will be limited to the life expectancy of the Annuitant, if less, at the time this option becomes effective. Such life expectancy will be computed under the mortality table then in use by Us.
•Joint/Spousal Option:
If you have elected the Joint/Spousal Option and both Spouses are alive, we will issue you a Fixed Joint & Survivor Lifetime and Period Certain Payout. If only one Spouse is alive, we will issue a Fixed Lifetime and Period Certain Payout. The lifetime portion will be based on the surviving Covered Life. The Covered Lives will be the Annuitant and Joint Annuitant for this payout option. The lifetime benefit will terminate on the last death of the two. The minimum amount paid to you under this Annuity Option will at least equal the remaining GMDB.
APP C-7

If the younger Annuitant is alive and younger than age 59½, we will automatically defer the date that payments begin until the anniversary after the younger Annuitant attains age 59½ and is eligible to receive payments in a fixed dollar amount until the death of the last surviving Annuitant or a period certain.
If the Annuitant is alive and the younger Annuitant is age 59½ or older, you will receive payments in a fixed dollar amount until the later of the death of the last surviving Annuitant or a period certain.
The period certain over which payments will be made is equal to the GMDB divided by your Lifetime Benefit Payment on the Annuity Commencement Date. Payments will be made over the greater of the period certain, or until the death of the last Surviving Annuitant, in the frequency that you elect. The annual amount that will be paid to you will be equal to your Lifetime Benefit Payment on the Annuity Commencement Date. The frequencies will be among those offered by us at that time but will be no less frequently than annually. If, at the death of the last surviving Annuitant, payments have been made for less than the period certain, the remaining scheduled period certain payments will be made to the Beneficiary. A lump sum option is not available.
If your Contract is issued to qualify under Section 401, 403, 408, or 457 of the Internal Revenue Code of 1986, as amended, the period certain will be limited to the life expectancy of the Annuitant, if less, at the time this option becomes effective. Such life expectancy will be computed under the mortality table then in use by Us.
Are there restrictions on how you must invest?
Yes, as described below:
Lifetime Income Builder Selects
Effective October 4, 2013, we began enforcing our contractual right to require that you allocate your Contract Value and future Premium Payments must be invested in accordance with the investment restrictions described in Appendix A as a condition to maintaining the withdrawal benefit of the rider. Your allocations are automatically rebalanced quarterly. If your allocations do not comply with the investment restrictions described in Appendix A on and after October 4, 2013 the withdrawal benefit of your rider will be revoked. These restrictions are intended to reduce the risk of investment losses that could require the Company to use its General Account assets to pay amounts due under the rider.
To the extent permitted by applicable law we may modify, add, delete, or substitute (to the extent permit by applicable law), the asset allocation models, investment programs, Funds, portfolio rebalancing requirements, and other investment requirements and restrictions that apply while the rider is in effect. For instance, we might amend these asset allocation models if a Fund (i) merges into another fund, (ii) changes investment objectives, (iii) closes to further investments and/or (iv) fails to meet acceptable risk parameters. These changes will not be applied with respect to then existing investments. We will give you advance notice of these changes. Please refer to “Other Program considerations” under the section entitled “What other ways can you invest?” in Section 7.a for more information regarding the potential impact of Fund mergers and liquidations with respect to then existing investments within an asset allocation model.
Except as provided below, failure to comply with the investment restrictions will result in revocation of the withdrawal feature. If the withdrawal feature is revoked by us for violation of applicable investment restrictions, we will assess a pro-rated share of the rider charge and will no longer assess a rider charge thereafter. Revocation of the withdrawal feature will not terminate any concurrent guaranteed minimum death benefit rider.
If the withdrawal feature is revoked by us due to a failure to comply with these investment restrictions, you will have one opportunity to reinstate the rider by reallocating your Contract Value in accordance with then prevailing investment restrictions. You will have a thirty calendar day reinstatement period to do this. The reinstatement period will begin upon revocation of the withdrawal feature. Your right to reinstate the rider will be terminated if during the reinstatement period you make a subsequent Premium Payment, take a partial Surrender or make a Covered Life change. Upon reinstatement, your Payment Base will be reset at the lower of the Payment Base prior to the revocation or Contract Value as of the date of reinstatement. Your Withdrawal Percentage will be reset to equal the Withdrawal Percentage prior to revocation unless during the reinstatement period the relevant Covered Life qualifies for a new age band.
Investment in any asset allocation model could mitigate losses but also hamper potential gains. The asset allocation models that you must invest in under the rider provide very different potential risk/reward characteristics. We are not responsible for lost investment opportunities associated with the implementation and enforcement of these investment requirements and restrictions.
Lifetime Income Builder Portfolios
Your Contract Value must be invested in one or more Programs and in an approved model portfolio, Funds or other investment vehicles established from time to time. Permissible portfolios, Funds, Programs or other investment vehicles are described in Appendix B. Not all model portfolios or Programs are available through all Financial Intermediaries.
To the extent permitted by applicable law, we may, in our sole discretion, add, replace or alter Funds, Programs and model portfolios from time to time. You will be provided with advance notification of any investment restriction changes. Changes may be made on a prospective basis with respect to any additional Premium Payments received.
APP C-8

While you may switch from model portfolio to model portfolio, you cannot pick and choose Funds within any model portfolios nor may you specify which Funds should be redeemed to satisfy the Lifetime Withdrawal Feature. You may provide written investment instructions to invest Contract Value in a manner that violates these investment restrictions. Any such action will, however, result in the revocation of your withdrawal feature under either rider.
If your Lifetime Withdrawal Feature is revoked due to failure to comply with the investment restrictions, you will have a one time opportunity to reinstate the Lifetime Withdrawal Feature on your rider. There is a thirty calendar day reinstatement period that will begin from the date your lifetime withdrawal feature is revoked. During the reinstatement period, if you make a subsequent Premium Payment, take a partial Surrender or make a Covered Life change, your opportunity to reinstate will be terminated.
Upon reinstatement of your Lifetime Withdrawal Feature under either rider, your Payment Base will be reset at the lower of the Payment Base prior to the revocation and Contract Value as of the date of the reinstatement. Your Withdrawal Percentage will be set equal to the Withdrawal Percentage prior to the Lifetime Withdrawal Feature revocation; unless, if within the reinstatement period you reach a new age band and no partial Surrenders have been taken, then the Withdrawal Percentage will be set equal to the appropriate percentage based on the attained age of the Relevant Covered Life. Your Lifetime Benefit Payment will be recalculated based on the Lifetime Withdrawal Feature values as of the date of the reinstatement. We will deduct a prorated rider charge on your Contract Anniversary following the reinstatement for the time period between the reinstatement date and your first Contract Anniversary following the reinstatement.
Are there restrictions on the amount of subsequent Premium Payments?
Yes. We reserve the right to require our approval on all subsequent Premium Payments received after the first twelve months. We may not accept any subsequent Premium Payment which brings the total of such cumulative subsequent Premium Payments in excess of $100,000 without prior approval. These restrictions are not currently enforced. Following your Annuity Commencement Date, we will no longer accept subsequent Premium Payments.
Can we aggregate Contracts?
Yes. For purposes of determining the Payment Base and Premium Payment limits, we reserve the right to treat as one all deferred variable annuity Contracts issued by us where you have elected any optional withdrawal benefit rider. If we elect to aggregate Contracts, we will change the period over which we measure Surrenders against future Lifetime Benefit Payments.
We will treat the effective date of our aggregation election until the end of the applicable calendar year as a Contract Year for the purposes of the Lifetime Benefit Payment limit. A pro-rata rider fee will be taken at the end of that calendar year. After the first calendar year following aggregation, the Lifetime Benefit Payment limits will be aggregated and will thereafter be set on a calendar year (i.e., January 1 Contract Anniversary) basis. The rider fee then in effect will be taken at the end of each new Contract Anniversary.
Other information
This rider may not be appropriate for all investors. Several factors, among others, should be considered:
•The benefits under this rider cannot be directly or indirectly assigned, collateralized, pledged or securitized in any way. Any such actions will invalidate the rider and allow us to terminate the rider.
•Your annual Lifetime Benefit Payments may fluctuate based on changes in the Payment Base and Contract Value. The Payment Base is sensitive to partial Surrenders in excess of the then current maximum Lifetime Benefit Payment or Threshold. It is therefore possible that Surrenders and subsequent Premium Payments within the same Contract Year, whether or not equal to one another, can result in lower Lifetime Benefit Payments.
•Annuitizing your Contract, whether voluntary or not, will impact and possibly eliminate these “lifetime” benefits. First, you may no longer invest additional Premium Payments. Second, the Death Benefit will immediately terminate. Third, any Guaranteed Minimum Withdrawal Benefit guarantees you elect may end. In cases where you are required to annuitize, you will forfeit automatic Payment Base increases (if applicable) and lifetime annuitization payments may equal (or possibly exceed) Lifetime Benefit Payments. However, where you elect to annuitize before a required Annuity Commencement Date, lifetime annuitization payments might be less than the income guaranteed by your Guaranteed Minimum Withdrawal Benefit.
•If you had elected the conversion option from Lifetime Income Builder Selects to Lifetime Income Builder Portfolios, or vice versa, and subsequently rescinded that election, your Payment Base will be set to the lower of the Payment Base or the Contract Value on the date of the rescission and therefore your old Payment Base will not be restored. The Death Benefit will also be set to the lower of the GMDB and the Contract Value on the date of the rescission.
•Even though either rider is designed to provide living benefits, you should not assume that you will necessarily receive payments for life if you have violated any of the terms of this rider.
•While there is no minimum age for electing either rider, withdrawals taken prior to the Lifetime Income Eligibility Date will reduce, or can even eliminate guaranteed Lifetime Benefit Payments. Payments taken prior to the Lifetime Income
APP C-9

Eligibility Date are not guaranteed to last for a lifetime. Either rider may not be suitable if a Covered Life is under attained age 59½.
•The determination of the Relevant Covered Life is established by the Company and is critical to the determination of many important benefits such as the Withdrawal Percentage used to set Lifetime Benefit Payments. Applicants should confirm this determination and be sure they fully appreciate its importance before investing.
•We may terminate either or both riders post-election based on your violation of benefit rules and may otherwise withdraw such rider (or any option) for new sales at any time. In the event that either rider (or any option) is terminated by us, your Lifetime Benefit Payments will cease; your Payment Base, including any automatic Payment Base increases will be eliminated and the GMDB will then be equal to the Contract Value, and you will not be allowed to elect any other optional benefit rider.
•Unless otherwise provided, you may select either rider only at the time of sale and once you do so, you may not add any other optional withdrawal benefits during the time you own this Contract. If you elect either rider you will not be eligible to elect optional riders other than MAV or MAV Plus.
•When the Single Life Option is chosen, Spouses may find continuation of either rider to be unavailable or unattractive after the death of the Contract Owner. Continuation of the benefits available in either optional rider is dependent upon its availability at the time of death of the first Covered Life and will be subject to then prevailing charges.
•The Joint/Spousal Option provides that if you and your Spouse are no longer married for any reason other than death, the removal and replacement of your Spouse will constitute a Covered Life change. This can result in the resetting of all benefits under this rider.
•Certain Covered Life changes may result in a reduction, recalculation or forfeiture of benefits.
•Annuity pay-out options available after the Annuity Commencement Date may not necessarily provide a stream of income for your lifetime and may be less than Lifetime Benefit Payments.
•The fee for either rider may increase any time after 12 months from either rider’s effective date. There are no assurances as to the fee we will be charging at the time of each Payment Base increase. This is subject to the maximum fee disclosed in the Fee Table.
•Because these benefits are bundled and interdependent upon one another, there is a risk that you may ultimately pay for benefits that you may never get to use.
•If you are enrolled in the Automatic Income Program ("AIP") it is important for you to take into account the Lifetime Benefit Payment. It may be necessary to adjust your AIP payout each year. If your Lifetime Benefit Payment changes, we do not automatically adjust payments under the AIP nor do we prompt you to do so.

APP C-10

Appendix D — Examples

Page
Premium Security Death Benefit	APP D-2
Asset Protection Death Benefit	APP D-3
Principal First	APP D-4
Principal First Preferred	APP D-5
Lifetime Income Builder	APP D-6
Lifetime Income Foundation	APP D-8
Lifetime Income Builder II	APP D-11
Lifetime Income Builder Selects and Lifetime Income Builder Portfolios	APP D-16
MAV Plus	APP D-28
Annuity Commencement Date Deferral Option	APP D-30

APP D-1

Premium Security Death Benefit
The examples below illustrate the general operation and calculation of the benefit, as well as the impact that a partial Surrender (including an advisory fee withdrawals) may have on the benefit. Please note that these examples are based on hypothetical assumptions and do not reflect actual Contract performance.
Example 1
Assume that:
•You purchased your Contract with the Premium Security Death Benefit, because You and Your Annuitant were both no older than age 80 on the issue date,
•You made an initial Premium Payment of $100,000,
•In your fourth Contract Year, you made a withdrawal of $8,000,
•Your Contract Value in your fourth Contract Year immediately before your withdrawal was $109,273,
•On the day we receive proof of Death, your Contract Value was $117,403, and your Maximum Anniversary Value was $106,000.
Calculation of Premium Security Death Benefit
To calculate the Premium Security Death Benefit, we calculate the following three values:
•The Contract Value of your Contract on the day we receive proof of Death [$117,403],
•Total Premium Payments adjusted for any partial Surrenders [$100,000 – $8,000 = $92,000]
•The lesser of (a) Your Maximum Anniversary Value [$106,000] and (b) Your Contract Value on the day we calculate the Death Benefit, plus 25% of Your Maximum Anniversary Value excluding any subsequent Premium Payments we receive within 12 months of death [$117,403 + 25% × $106,000 = $143,903]; the lesser (a) and (b) is $106,000.
The Premium Security Death Benefit is the greatest of these three values, which is $117,403.
Example 2
Assume that:
•You purchased your Contract with the Premium Security Death Benefit, because You and Your Annuitant were both no older than age 80 on the issue date,
•You made an initial Premium Payment of $100,000,
•In your fourth Contract Year, you made a partial Surrender of $60,000,
•Your Contract Value in the fourth year immediately before your Surrender was $150,000,
•On the day we receive proof of Death, your Contract Value was $120,000,
•Your Maximum Anniversary Value is $83,571 (based on an adjustment to an anniversary value that was $140,000 before the partial Surrender (see below)).
Calculation of Premium Security Death Benefit
To calculate the Premium Security Death Benefit, we calculate the following three values:
•The Contract Value of your Contract on the day we receive proof of Death [$120,000],
•Total Premium Payments adjusted for any partial Surrenders [$57,857 (see below)],
•The lesser of (a) Your Maximum Anniversary Value [$83,571 (see below)] and (b) Your Contract Value on the day we receive proof of Death plus 25% of Your Maximum Anniversary Value excluding any subsequent Premium Payments we receive within 12 months of death [$120,000 + 25% (83,571) = $140,893]; the lesser (a) and (b) is $83,571.
The Premium Security Death Benefit is the greatest of these three values, which is $120,000.
Adjustment for Partial Surrender for Total Premium Payments
The adjustment to your total Premium Payments for partial Surrenders is on a dollar for dollar basis up to 10% of total Premium Payments. 10% of total Premium Payments is $10,000. Total Premium Payments adjusted for dollar for dollar partial Surrenders is $90,000. The remaining partial Surrenders equal $50,000. This amount will reduce your total Premium Payments by a factor. To determine this factor, we take your Contract Value immediately before the Surrender [$150,000] and subtract the $10,000 dollar for dollar adjustment to get $140,000. The proportional factor is 1 - (50,000/140,000) = .64286. This factor is multiplied by $90,000. The result is an adjusted total Premium Payment of $57,857.
Adjustment for Partial Surrender for Maximum Anniversary Value
The adjustment to your Maximum Anniversary Value for partial Surrenders is on a dollar for dollar basis up to 10% of total Premium Payments. 10% of Premium Payments is $10,000. Your Maximum Anniversary Value adjusted for partial Surrenders on a dollar for dollar basis up to 10% of Premium Payments is $140,000 – $10,000 = $130,000. Remaining partial Surrenders are $50,000. We use this amount to reduce your Maximum Anniversary Value by a factor. To determine this factor, we take your Contract Value immediately before the Surrender [$150,000] and subtract the $10,000 dollar for
APP D-2

dollar adjustment to get $140,000. The proportional factor is 1 – (50,000/140,000) = .64286. This factor is multiplied by $130,000. The result is an adjusted Maximum Anniversary Value of $83,571.

Asset Protection Death Benefit
The examples below illustrate the general operation and calculation of the benefit, as well as the impact that a partial Surrender (including an advisory fee withdrawals) may have on the benefit. Please note that these examples are based on hypothetical assumptions and do not reflect actual Contract performance.
Example 1
Assume that:
•You purchased your Contract with the Asset Protection Death Benefit, because You and/or Your Annuitant were over age 80 on the issue date,
•You made an initial Premium Payment of $100,000,
•In your fourth Contract Year, you made a withdrawal of $8,000,
•Your Contract Value in your fourth Contract Year immediately before your withdrawal was $109,273,
•On the day we receive proof of Death, your Contract Value was $117,403,
•Your Maximum Anniversary Value was $106,000.
Calculation of Asset Protection Death Benefit
To calculate the Asset Protection Death Benefit, we calculate the following three values:
•The Contract Value of your Contract on the day we receive proof of Death [$117,403],
•The lesser of (a) total Premium Payments adjusted for any partial Surrenders [$100,000 – $8,000 = $92,000] or (b) Your Contract Value on the day we calculate the Death Benefit, plus 25% of Your total Premium Payments adjusted for any partial Surrenders and excluding any subsequent Premium Payments we receive within 12 months of death [$117,403 + 25% × $92,000 = $140,403]; the lesser of (a) and (b) is $92,000.
•The lesser of (a) Your Maximum Anniversary Value [$106,000] and (b) Your Contract Value on the day we calculate the Death Benefit, plus 25% of Your Maximum Anniversary Value excluding any subsequent Premium Payments we receive within 12 months of death [$117,403 + 25% × $106,000 = $143,903]; the lesser (a) and (b) is $106,000.
The Asset Protection Death Benefit is the greatest of these three values, which is $117,403.
Example 2
Assume that:
•You purchased your Contract with the Asset Protection Death Benefit because You and/or Your Annuitant were over age 80 on the issue date,
•You made an initial Premium Payment of $100,000,
•In your fourth Contract Year, you made a partial Surrender of $60,000,
•Your Contract Value in the fourth year immediately before your Surrender was $150,000,
•On the day we receive proof of Death, your Contract Value was $120,000,
•Your Maximum Anniversary Value is $83,571 (based on an adjustment to an anniversary value that was $140,000 before the partial Surrender (see below)).
Calculation of Asset Protection Death Benefit
To calculate the Asset Protection Death Benefit, we calculate the following three values:
•The Contract Value of your Contract on the day we receive proof of Death [$120,000],
•The lesser of (a) total Premium Payments adjusted for any partial Surrenders [$57,857 (see Example 1 under Premium Security Death Benefit)] or (b) Your Contract Value on the day we calculate the Death Benefit, plus 25% of Your total Premium Payments adjusted for any partial Surrenders and excluding any subsequent Premium Payments we receive within 12 months of death [$120,000 + 25% x $57,857 = $134,464]; the lesser (a) and (b) is $57,857,
•The lesser of (a) Your Maximum Anniversary Value [$83,571 (see Example 1 under Premium Security Death Benefit)] and (b) Your Contract Value on the day we receive proof of Death plus 25% of Your Maximum Anniversary Value excluding any subsequent Premium Payments we receive within 12 months of death [$120,000 + 25% (83,571) = $140,893]; the lesser (a) and (b) is $83,571.
The Asset Protection Death Benefit is the greatest of these three values, which is $120,000.
APP D-3

Example 3
Assume the same facts as Example 1. If you Surrender $60,000, and your Contract Value is $150,000 at the time of the Surrender, then we recalculate your Benefit Amount by comparing the results of two calculations and taking the lesser of the two:
•First we deduct the amount of the Surrender ($60,000) from your Contract Value ($150,000). This equals $90,000 and is your “New Contract Value.”
Calculation of Asset Protection Death Benefit
To calculate the Asset Protection Death Benefit, we calculate the following three values:
•The Contract Value of your Contract on the day we receive proof of Death [$120,000],
•The lesser of (a) total Premium Payments adjusted for any partial Surrenders [$57,857 (see Example 1 under Premium Security Death Benefit)] or (b) Your Contract Value on the day we calculate the Death Benefit, plus 25% of Your total Premium Payments adjusted for any partial Surrenders and excluding any subsequent Premium Payments we receive within 12 months of death [$120,000 + 25% × $57,857 = $134,464]; the lesser (a) and (b) is $57,857.
•The lesser of (a) Your Maximum Anniversary Value [$83,571 (see Example 1 under Premium Security Death Benefit)] and (b) Your Contract Value on the day we receive proof of Death plus 25% of Your Maximum Anniversary Value excluding any subsequent Premium Payments we receive within 12 months of death [$120,000 + 25% ($83,571) = $140,893]; the lesser (a) and (b) is $83,571.
The Asset Protection Death Benefit is the greatest of these three values, which is $120,000.
Principal First
The examples below illustrate the general operation and calculation of the benefit, as well as the impact that a partial Surrender (including an advisory fee withdrawals) may have on the benefit. Please note that these examples are based on hypothetical assumptions and do not reflect actual Contract performance.
Example 1: Assume you select this rider when you purchase your Contract and your initial Premium Payment is $100,000.
•Your Benefit Amount is $100,000, which is your initial Premium Payment.
•Your Benefit Payment is $7,000, which is 7% of your Benefit Amount.
Example 2: If you make an additional Premium Payment of $50,000, then
•Your Benefit Amount is $150,000, which is your prior Benefit Amount ($100,000) plus your additional Premium Payment ($50,000).
•Your Benefit Payment is $10,500, which is your prior Benefit Payment ($7,000) plus 7% of your additional Premium Payment ($3,500).
Example 3: Assume the same facts as Example 1. If you take the maximum Benefit Payment before the end of the first Contract Year, then
•Your Benefit Amount becomes $93,000, which is your prior Benefit Amount ($100,000) minus the Benefit Payment ($7,000).
•Your Benefit Payment for the next year remains $7,000, because you did not take more than your maximum Benefit Payment ($7,000).
Example 4: Assume the same facts as Example 1. If you Surrender $50,000, and your Contract Value is $150,000 at the time of the Surrender, then
We recalculate your Benefit Amount by comparing the results of two calculations:
•First we deduct the amount of the Surrender ($50,000) from your Contract Value ($150,000). This equals $100,000 and is your “New Contract Value.”
•Second, we deduct the amount of the Surrender ($50,000) from your Benefit Amount ($100,000). This is $50,000 and is your “New Benefit Amount.”
Since the New Contract Value ($100,000) is more than or equal to the New Benefit Amount ($50,000), and it is more than or equal to your Premium Payments invested in the Contract before the Surrender ($100,000), the Benefit Payment is unchanged and remains $7,000.
Example 5: Assume the same facts as Example 1. If you Surrender $60,000, and your Contract Value is $150,000 at the time of the Surrender, then
We recalculate your Benefit Amount by comparing the results of two calculations:
•First we deduct the amount of the Surrender ($60,000) from your Contract Value ($150,000). This equals $90,000 and is your “New Contract Value.”
•Second, we deduct the amount of the Surrender ($60,000) from your Benefit Amount ($100,000). This is $40,000 and is your “New Benefit Amount.”
APP D-4

Since the New Contract Value ($90,000) is more than or equal to the New Benefit Amount ($40,000), but less than the Premium Payments invested in the Contract before the Surrender ($100,000), the Benefit Payment is reduced. The new Benefit Payment is 7% of the greater of your New Contract Value and New Benefit Amount, which is $6,300.
Example 6: Assume the same facts as Example 1. If you Surrender $50,000, and your Contract Value is $80,000 at the time of the Surrender, then
We recalculate your Benefit Amount by comparing the results of two calculations:
•First we deduct the amount of the Surrender ($50,000) from your Contract Value ($80,000). This equals $30,000 and is your “New Contract Value.”
•Second, we deduct the amount of the Surrender ($50,000) from your Benefit Amount ($100,000). This is $50,000 and is your “New Benefit Amount.”
Since the New Contract Value ($30,000) is less than the New Benefit Amount ($50,000), your “New Benefit Amount” becomes the New Contract Value ($30,000), as we have to recalculate your Benefit Payment.
We recalculate the Benefit Payment by comparing the “old” Benefit Payment ($7,000) to 7% of the New Benefit Amount ($2,100). Your Benefit Payment becomes the lower of those two values, or $2,100.
Example 7: If you elect to “step up” this rider after the 5th year, assuming you have made no withdrawals, and your Contract Value at the time of step up is $200,000, then
•We recalculate your Benefit Amount to equal your Contract Value, which is $200,000.
•Your new Benefit Payment is equal to 7% of your new Benefit Amount, or $14,000.
Principal First Preferred
The examples below illustrate the general operation and calculation of the benefit, as well as the impact that a partial Surrender (including an advisory fee withdrawals) may have on the benefit. Please note that these examples are based on hypothetical assumptions and do not reflect actual Contract performance.
Example 1: Assume you select this rider when you purchase your Contract and your initial Premium Payment is $100,000.
•Your Benefit Amount is $100,000, which is your initial Premium Payment.
•Your Benefit Payment is $5,000, which is 5% of your Benefit Amount.
Example 2: If you make an additional Premium Payment of $50,000, then
•Your Benefit Amount is $150,000, which is your prior Benefit Amount ($100,000) plus your additional Premium Payment ($50,000).
•Your Benefit Payment is $7,500, which is your new Benefit Amount ($150,000) multiplied by 5%.
Example 3: Assume the same facts as Example 1. If you take the maximum Benefit Payment before the end of the first Contract Year, then
•Your Benefit Amount becomes $95,000, which is your prior Benefit Amount ($100,000) minus the Benefit Payment ($5,000).
•Your Benefit Payment for the next year remains $5,000, because you did not take more than your maximum Benefit Payment ($5,000).
Example 4: Assume the same facts as Example 1. If you Surrender $50,000, and your Contract Value is $150,000 at the time of the Surrender, then
We recalculate your Benefit Amount by comparing the results of two calculations and taking the lesser of the two:
•First we deduct the amount of the Surrender ($50,000) from your Contract Value ($150,000). This equals $100,000 and is your “New Contract Value.”
•Second, we deduct the amount of the Surrender ($50,000) from your Benefit Amount ($100,000). This is $50,000 and is your “New Benefit Amount.”
Since the New Contract Value ($100,000) is more than or equal to the New Benefit Amount ($50,000), and it is more than or equal to your Premium Payments invested in the Contract before the Surrender ($100,000), the Benefit Payment is unchanged and remains $5,000.
Example 5: Assume the same facts as Example 1. If you Surrender $60,000, and your Contract Value is $150,000 at the time of the Surrender, then
We recalculate your Benefit Amount by comparing the results of two calculations:
•First we deduct the amount of the Surrender ($60,000) from your Contract Value ($150,000). This equals $90,000 and is your “New Contract Value.”
•Second, we deduct the amount of the Surrender ($60,000) from your Benefit Amount ($100,000). This is $40,000 and is your “New Benefit Amount.”
APP D-5

Since the New Contract Value ($90,000) is more than or equal to the New Benefit Amount ($40,000), but less than the Premium Payments invested in the Contract before the Surrender ($100,000), the Benefit Payment is reduced. The new Benefit Payment is 5% of the greater of your New Contract Value and New Benefit Amount, which is $4,500.
Example 6: Assume the same facts as Example 1. If you Surrender $50,000, and your Contract Value is $80,000 at the time of the Surrender, then
We recalculate your Benefit Amount by comparing the results of two calculations and taking the lesser of the two:
•First we deduct the amount of the Surrender ($50,000) from your Contract Value ($80,000). This equals $30,000 and is your “New Contract Value.”
•Second, we deduct the amount of the Surrender ($50,000) from your Benefit Amount ($100,000). This is $50,000 and is your “New Benefit Amount.”
Since the New Contract Value ($30,000) is less than the New Benefit Amount ($50,000), your “New Benefit Amount” becomes the New Contract Value ($30,000), as we have to recalculate your Benefit Payment.
We recalculate the Benefit Payment by comparing the “old” Benefit Payment ($5,000) to 5% of the New Benefit Amount ($1,500). Your Benefit Payment becomes the lower of those two values, or $1,500.
Lifetime Income Builder
The examples below illustrate the general operation and calculation of the benefit, as well as the impact that a partial Surrender (including an advisory fee withdrawals) may have on the benefit. Please note that these examples are based on hypothetical assumptions and do not reflect actual Contract performance.
For all examples Your Guaranteed Minimum Death Benefit is the greater of the Benefit Amount and the Contract Value on the date of due proof of death.
Example 1: Assume you select this rider when you purchase your Contract, you are younger than age 60, and your initial Premium Payment is $100,000.
•Your Benefit Amount is $100,000, which is your initial Premium Payment.
•Your Benefit Payment is $5,000, which is 5% of your Benefit Amount.
•Your Lifetime Benefit Payment is zero. The Lifetime Benefit Payment will be set equal to the Benefit Amount multiplied by 5% on the Contract Anniversary immediately following the Older Owner’s 60th birthday.
Example 2: Assume the same facts as Example 1. Also assume that you make no additional premium payments and take no withdrawals during the first Contract Year and that the Contract Value on your first anniversary is $105,000.
•At the anniversary, we calculate the automatic Benefit Amount Increase. The ratio is the Contract Value ($105,000) divided by the Maximum Contract Value ($100,000), less 1 subject to a minimum of 0% and a maximum of 10%.
•($105,000 / $100,000) – 1 = .05 = 5%.
•Your Benefit Amount is $105,000, which is your previous Benefit Amount plus the automatic Benefit Amount increase.
•Your Benefit Payment is $5,250, which is 5% of your Benefit Amount.
•The annual charge for this rider is 75 bps of the Benefit Amount after the automatic increase calculation.
•$105,000 × .0075 = $787.50, this amount is deducted from the Contract Value.
Example 3: Assume the same facts as Example 1. Also assume that you take a $1,000 partial Surrender in the first Contract Year and that the Contract Value on your first anniversary is $95,000.
•Your initial Benefit Amount is $100,000.
•Your Benefit Payment is $5,000.
•After the partial Surrenders of $1,000, your Benefit Amount is $99,000.
•There is no change to the annual Benefit Payment since the partial Surrender is less than the Benefit Payment.
•At the anniversary, we calculate the automatic Benefit Amount Increase. The ratio is the Contract Value ($99,000) divided by the Maximum Contract Value ($100,000), less 1 subject to a minimum of 0% and a maximum of 10%.
•($99,000/$100,000) - 1 = -.01 subject to the minimum of 0%
•Your Benefit Amount is $99,000, which is your previous Benefit Amount since the automatic Benefit Amount increase was 0%.
•Your Benefit Payment will remain at $5,000. Because your Benefit Amount did not increase because of the automatic Benefit Amount increase provision on the anniversary, the Benefit Payment will not increase. And because the remaining Benefit Amount ($99,000) is not less than the Benefit Payment immediately prior to the anniversary, the Benefit Payment will not be reduced.
•The annual charge for this rider is 75 bps of the Benefit Amount after the automatic increase calculation.
•$99,000 × .0075 = $742.50, this amount is deducted from the Contract Value.
APP D-6

Example 4: Assume the same facts as Example 3. Assume that an additional premium payment of $20,000 is made in Contract Year 2 and that, just prior to the payment, the Contract Value was $96,000.
•At the beginning of Contract Year 2, your initial Benefit Amount is $99,000.
•Your Benefit Payment is $5,000.
•Your Benefit Amount after the premium payment is $119,000.
•Your Benefit Payment is $5,950, which is 5% of your Benefit Amount.
Example 5: Assume the same facts as Example 4. Assume that at the on the following anniversary (the end of Contract Year 2) the Contract Value is $118,000 and that no withdrawals were taken in Contract Year 2.
•After premium payment, your Benefit Amount is $119,000.
•Your Benefit Payment is $5,950.
•At the anniversary, we calculate the automatic Benefit Amount Increase. The ratio is the Contract Value ($118,000) divided by the Maximum Contract Value ($120,000), less 1 subject to a minimum of 0% and a maximum of 10%.
•($118,000 / $120,000) – 1 = –.01667 subject to a minimum of 0%
•Your Benefit Amount is $119,000, which is your previous Benefit Amount since the automatic Benefit Amount increase is 0%.
•Your Benefit Payment is $5,950, which is 5% of your Benefit Amount.
•The annual charge for ths rider is 75 bps of the Benefit Amount after the automatic increase calculation.
•$119,000 × .0075 = $892.50, this amount is deducted from the Contract Value.
Example 6: Assume the same facts as Example 5. Assume that in the third Contract Year, a $35,000 partial Surrender is taken. The partial Surrender includes a CDSC. The withdrawal lowered the Contract Value from $115,000 to $80,000.
•At the beginning of Contract Year 3, your initial Benefit Amount is $119,000.
•Your Benefit Payment is $5,950.
•Since the total partial Surrender exceeds the Benefit Payment, the Benefit Amount is reset to the lesser of (i) or (ii) as follows
•(i) the Contract Value immediately following the partial withdrawal: $80,000.
•(ii) the Benefit Amount prior to the partial Surrender, less the amount of the Surrender: $119,000 – $35,000 =$84,000.
•Your new Benefit Amount is $80,000.
•Your new Benefit Payment is $4,000, which is 5% of the new Benefit Amount.
Example 7: Assume that on the Contract Anniversary immediately following the Older Owner’s 60th birthday, the Contract Value is $200,000.
•Your Benefit Amount after the automatic increase calculation is $200,000.
•Your Lifetime Benefit Payment is $10,000 which is 5% of your Benefit Amount.
•The annual charge for this rider is 75 bps of the Benefit Amount after the automatic increase calculation.
•$200,000 × .0075 = $1500, this amount is deducted from the Contract Value.
Example 8: Assume the owner withdraws $9,000 when, just prior to the partial Surrender, the Benefit Payment is$10,000; the Lifetime Benefit Payment is $7,000; the Benefit Amount $80,000 and the Contract Value is $85,000.
•Your Benefit Amount is $80,000 before the partial Surrender.
•Your Benefit Amount after the partial Surrender is $71,000, since the partial Surrender is less than your Benefit Payment.
•There is no change to the annual Benefit Payment since the partial Surrender is less than the Benefit Payment.
•Your Lifetime Benefit Payment will be reset to $3,550 which is 5% of the Benefit Amount after the partial Surrender. This reset occurs because partial Surrender is greater than the annual Lifetime Benefit Payment.
Example 9: Assume the owner withdraws $12,000 when, just prior to the partial Surrender, the Benefit Payment is$10,000; the Lifetime Benefit Payment is $7,000; the Benefit Amount $80,000 and the Contract Value is $85,000.
•Your Benefit Payment is $80,000 before the partial Surrender.
•Your Benefit Amount after the partial Surrender is $68,000.
•It is the lesser of Contract Value after the partial Surrender ($73,000) and the Benefit Amount immediately prior the partial Surrender, less the partial Surrender amount ($68,000). This comparison is done because the partial Surrender is greater than your Benefit Payment.
APP D-7

•Your Benefit Amount will reset to $3,400 which is 5% of the Benefit Amount after the partial Surrenders. This reset occurs because the partial Surrender is greater than the annual Benefit Payment.
•Your Lifetime Benefit Payment will reset to $3,400 which is 5% of the Benefit Amount after the partial Surrender. This reset occurs because partial Surrender is greater that the annual Lifetime Benefit Payment.
Example 10:  Assume the same facts as Example 1.  Also assume that you take a $5,000 partial Surrender in the first, second and third Contract Years and that the Contract Value on your third Anniversary is $80,000.  Assume that an additional Premium Payment of $6,000 is made on the third Anniversary.
•Your initial Benefit Amount was $100,000 prior to the partial Surrenders.
•After partial Surrenders of $5,000 in each of the first three policy years, your Benefit Amount is $85,000.
•The Benefit Amount after the additional Premium Payment is $91,000 = $85,000 + $6,000.
•Your Benefit Payment will be reset upon the additional Premium Payment to $4,550 = 5% * $91,000.  The Benefit Payment is now lower after the subsequent Premium Payment was made.
Lifetime Income Foundation
The examples below illustrate the general operation and calculation of the benefit, as well as the impact that a partial Surrender (including an advisory fee withdrawals) may have on the benefit. Please note that these examples are based on hypothetical assumptions and do not reflect actual Contract performance.
Example 1: Assume you select Single Life Option when you purchase your Contract, the older Covered Life is less than age 60, and your initial Premium Payment is $100,000.
•Your Payment Base is $100,000, which is your initial Premium Payment.
•Your Threshold is $5,000, which is 5% of your Payment Base.
•Your Lifetime Benefit Payment is not calculated. The Lifetime Benefit Payment will be determined in the first Eligible Withdrawal Year in which you take a partial Surrender.
•Your Guaranteed Minimum Death Benefit is $100,000, which is your initial Premium Payment.
Example 2: Assume you select Joint/Spousal Option when you purchase your Contract, the younger Covered Life is less than age 60, and your initial Premium Payment is $100,000.
•Your Payment Base is $100,000, which is your initial Premium Payment.
•Your Threshold is $4,500, which is 4.5% of your Payment Base.
•Your Lifetime Benefit Payment is not calculated. The Lifetime Benefit Payment will be determined in the first Eligible Withdrawal Year in which you take a partial Surrender.
•Your Guaranteed Minimum Death Benefit is $100,000, which is your initial Premium Payment.
Example 3: Assume you select Single Life Option when you purchase your Contract, the older Covered Life is age 60, and your initial Premium Payment is $100,000.
•Your Payment Base is $100,000, which is your initial Premium Payment.
•Your Withdrawal Percentage is 5%, which is based on your age.
•Your Lifetime Benefit Payment is $5,000, which is 5% of your Payment Base.
•Your Guaranteed Minimum Death Benefit is $100,000, which is your initial Premium Payment.
Example 4: Assume the same contract issue facts as Example 3, however your first partial Surrender is taken at age 70. Your Withdrawal Percentage is 6% based on your age. Your Contract Value on the most recent Contract Anniversary is $105,000.
•Your Lifetime Benefit Payment is $6,300, which is the product of your Withdrawal Percentage multiplied by $105,000, which is the greater of your Contract Value on the most recent Contract Anniversary and your Payment Base.
•You take a partial Surrender of $6,000.
•Your Payment Base remains at $100,000, since the withdrawal did not exceed your Lifetime Benefit Payment.
•Your Withdrawal Percentage will remain at 6% for the duration of your Contract; this is based on your age on the most recent Contract Anniversary prior to your first partial Surrender.
•Your remaining Lifetime Benefit Payment for the Contract Year is $300.
•Your Contract Value after the withdrawal is $99,000.
•Your Guaranteed Minimum Death Benefit is $94,000, which is your prior Death Benefit reduced by the amount of the withdrawal.
Example 5: Assume you select Joint/Spousal Option when you purchase your Contract, the younger Covered Life is age 60, and your initial Premium Payment is $100,000.
•Your Payment Base is $100,000, which is your initial Premium Payment.
APP D-8

•Your Withdrawal Percentage is 4.5%, which is based on your age.
•Your Lifetime Benefit Payment is $4,500, which is 4.5% of your Payment Base.
•Your Guaranteed Minimum Death Benefit is $100,000, which is your initial Premium Payment.
Example 6: Assume the same contract issue facts as Example 5, however your first partial Surrender at age 70. Your Withdrawal Percentage is 5.5% based on your age. Your Contract Value on the most recent Contract Anniversary is $106,500.
•Your Lifetime Benefit Payment is $5,857.50, which is the product of your Withdrawal Percentage multiplied by $106,500, which is the greater of your Contract Value on the most recent Contract Anniversary and your Payment Base.
•You take a partial Surrender of $5,500.
•Your Payment Base remains at $100,000, since the withdrawal did not exceed your Lifetime Benefit Payment.
•Your Withdrawal Percentage will remain at 5.5% for the duration of your Contract; this is based on your age on the most recent Contract Anniversary prior to your first partial Surrender.
•Your remaining Lifetime Benefit Payment for the Contract Year is $357.50.
•Your Contract Value after the withdrawal is $101,000.
•Your Guaranteed Minimum Death Benefit is $94,500, which is your prior Death Benefit reduced by the withdrawal.
Example 7: Assume the same facts as example 1 (Single Life). Also assume that you take a $1,000 partial Surrender in the first Contract Year and that the Contract Value on your first anniversary is $95,000.
Prior to the Surrender:
•Your initial Payment Base is $100,000.
•Your Threshold is $5,000.
•Your Guaranteed Minimum Death Benefit is $100,000.
After the Surrender:
•Your Payment Base is $99,000, which is your prior Payment Base reduced by the amount of the partial Surrender.
•Your Withdrawal Percentage, used to determine Lifetime Benefit Payments when you are in an Eligible Withdrawal Year, will remain at 5% for the duration of your Contract.
•Your remaining Threshold amount for the Contract Year is $4,000, which is your prior Threshold amount reduced by the amount of the partial Surrender.
•The annual charge for this rider is 0.30% of the Payment Base.
•$99,000 × 0.30% = $297, this amount is deducted from the Contract Value.
•Your Guaranteed Minimum Death Benefit is $99,000, which is your prior Death Benefit reduced by the amount of the partial Surrender.
Example 8: Assume the same facts as example 2 (Joint/Spousal). Also assume that you take a $1,000 partial Surrender in the first Contract Year and that the Contract Value on your first anniversary is $95,000.
Prior to the Surrender:
•Your initial Payment Base is $100,000.
•Your Threshold is $4,500.
•Your Guaranteed Minimum Death Benefit is $100,000.
After the Surrender:
•Your Payment Base is $99,000, which is your prior Payment Base reduced by the amount of the partial Surrender.
•Your Withdrawal Percentage, used to determine Lifetime Benefit Payments when you are in an Eligible Withdrawal Year, will remain at 4.5% for the duration of your Contract.
•Your remaining Threshold amount for the Contract Year is $3,500, which is your prior Threshold amount reduced by the amount of the partial Surrender.
•The annual charge for this rider is 0.30% of the Payment Base.
•$99,000 × 0.30% = $297, this amount is deducted from the Contract Value.
•Your Guaranteed Minimum Death Benefit is $99,000, which is your prior Death Benefit reduced by the amount of the partial Surrender.
Example 9: Assume the same facts as Example 7 (Single Life). Assume that an additional Premium Payment of $20,000 is made in Contract Year 2, just prior to the payment, the Contract Value was $96,000.
Prior to the Premium Payment:
•At the beginning of Contract Year 2, your initial Payment Base is $99,000.
•Your Threshold amount is $4,950.
APP D-9

•Your Guaranteed Minimum Death Benefit is $99,000.
After the Premium Payment:
•Your Payment Base is $119,000, which is your prior Payment Base increased by the amount of the Premium Payment.
•Your Threshold amount is $5,950, which is 5% of the greater the sum of your Contract Value on the most recent Contract Anniversary plus any subsequent Premium Payments or your Payment Base immediately following the Premium Payment.
•Payment or your Payment Base immediately following the Premium Payment.
•Your Guaranteed Minimum Death Benefit is $119,000, which is your prior Death Benefit increased by the amount of the Premium Payment.
Example 10: Assume the same facts as Example 8 (Joint/Spousal). Assume that an additional Premium Payment of $20,000 is made in Contract Year 2, just prior to the payment, the Contract Value was $96,000.
Prior to the Premium Payment:
•At the beginning of Contract Year 2, your initial Payment Base is $99,000.
•Your Threshold amount is $4,455.
•Your Guaranteed Minimum Death Benefit is $99,000.
After the Premium Payment:
•Your Payment Base is $119,000, which is your prior Payment Base increased by the amount of the Premium Payment.
•Your Threshold amount is $5,355, which is 4.5% of the the sum of your Contract Value on the most recent Contract Anniversary plus any subsequent Premium Payments or your Payment Base immediately following the Premium Payment.
•Your Guaranteed Minimum Death Benefit is $119,000, which is your prior Death Benefit increased by the amount of the Premium Payment.
Example 11: Assume the older Covered Life is 74 (Single Life). Assume the Owner makes the first partial Surrender under the Contract of $3,300 when, just prior to the partial Surrender, the Payment Base is $50,000; the Contract Value (on Anniversary) is $55,000; the Withdrawal Percentage is 6%; the Guaranteed Minimum Death Benefit is $50,000; the Lifetime Benefit Payment is 6% multiplied by the greater of the Payment Base or Contract Value, or $3,300.
After the partial Surrender:
•Your Payment Base remains at $50,000, which is the Payment Base prior to the partial Surrender, since the partial Surrender did not exceed your Lifetime Benefit Payment.
•Your Withdrawal Percentage is 6% for the duration of your Contract.
•Your Lifetime Benefit Payment for the remainder of the Contract Year is $0.
•Your Guaranteed Minimum Death Benefit is $46,700, which is your prior Death Benefit reduced by the amount of the partial Surrender
Example 12: Assume the younger Covered Life is 74 (Joint/Spousal). Assume the owner makes the first partial Surrender under the Contract of $3,025 when, just prior to the partial Surrender, the Payment Base is $50,000; the Contract Value (on Anniversary) is $55,000; the Withdrawal Percentage is 5.5%; the Guaranteed Minimum Death Benefit is $50,000; the Lifetime Benefit Payment is 5.5% multiplied by the greater of Payment Base or Contract Value, or $3,025.
After the partial Surrender:
•Your Payment Base remains at $50,000, which is the Payment Base prior to the partial Surrender, since the partial Surrender did not exceed your Lifetime Benefit Payment.
•Your Withdrawal Percentage is 5.5% for the duration of your Contract.
•Your Lifetime Benefit Payment for the remainder of the Contract Year is $0.
•Your Guaranteed Minimum Death Benefit is $46,975, which is your prior Death Benefit reduced by the amount of the partial Surrender.
Example 13: Assume the same facts as Example 11 (Single Life). Assume that a second partial Surrender is taken in the same Contract Year for $1,000; the Contract Value prior to the partial Surrender is $52,000; the Contract Value after the partial Surrender is $51,000.
Prior to the partial Surrender:
•Your Payment Base is $50,000.
APP D-10

•Your Withdrawal Percentage was previously locked in at 6%.
•Your remaining Lifetime Benefit Payment for this Contract Year is $0.
•Your Guaranteed Minimum Death Benefit is $46,700.
After the partial Surrender:
•Your Payment Base is $49,038, which is calculated by determining the proportional reduction 1 – (Surrender exceeding the Lifetime Benefit Payment/Contract Value prior to the Surrender); then this factor is multiplied by the prior Payment Base.
•Your Lifetime Benefit Payment remaining for the Contract Year is $0.
•Your Guaranteed Minimum Death Benefit is $45,802, which is calculated by determining the proportional reduction 1 – (Surrender exceeding the Lifetime Benefit Payment /Contract Value prior to the Surrender); then this factor is multiplied by the prior Death Benefit.
Example 14: Assume the same facts as Example 12 (Joint/Spousal). Assume that a second partial Surrender is taken in the same Contract Year for $2,000; the Contract Value prior to the partial Surrender is $49,000; the Contract Value after the partial Surrender is $47,000.
Prior to the partial Surrender:
•Your Payment Base is $50,000.
•Your Withdrawal Percentage was previously locked in at 5.5%.
•Your remaining Lifetime Benefit Payment for this Contract Year is $0.
•Your Guaranteed Minimum Death Benefit is $46,975.
After the partial Surrender:
•Your new Payment Base is $47,959, which is calculated by determining the proportional reduction 1 – (Surrender exceeding the Lifetime Benefit Payment /Contract Value prior to the Surrender); then this factor is multiplied by the prior Payment Base.
•Your Lifetime Benefit Payment remaining for the Contract Year is $0.
•Your Guaranteed Minimum Death Benefit is $45,058, which is calculated by determining the proportional reduction 1 – (Surrender exceeding the Lifetime Benefit Payment /Contract Value prior to the Surrender); then this factor is multiplied by the prior Death Benefit.
Lifetime Income Builder II
The examples below illustrate the general operation and calculation of the benefit, as well as the impact that a partial Surrender (including an advisory fee withdrawals) may have on the benefit. Please note that these examples are based on hypothetical assumptions and do not reflect actual Contract performance.
Example 1: Assume you select Single Life Option when you purchase your Contract, the older Covered Life is less than age 60, and your initial Premium Payment is $100,000.
•Your Payment Base is $100,000, which is your initial Premium Payment.
•Your Threshold is $5,000, which is 5% of your Payment Base.
•Your Lifetime Benefit Payment is not calculated. The Lifetime Benefit Payment will be determined in the first Eligible Withdrawal Year in which you take a partial Surrender.
•Your Guaranteed Minimum Death Benefit is $100,000, which is your initial Premium Payment.
Example 2: Assume you select Joint/Spousal Option when you purchase your Contract, the younger Covered Life is less than age 60, and your initial Premium Payment is $100,000.
•Your Payment Base is $100,000, which is your initial Premium Payment.
•Your Threshold is $4,500, which is 4.5% of your Payment Base.
•Your Lifetime Benefit Payment is not calculated. The Lifetime Benefit Payment will be determined in the first Eligible Withdrawal Year in which you take a partial Surrender.
•Your Guaranteed Minimum Death Benefit is $100,000, which is your initial Premium Payment.
Example 3: Assume you select Single Life Option when you purchase your Contract, the older Covered Life is age 60, and your initial Premium Payment is $100,000.
•Your Payment Base is $100,000, which is your initial Premium Payment.
•Your Withdrawal Percentage is 5%, which is based on your age.
•Your Lifetime Benefit Payment is $5,000, which is 5% of your Payment Base.
•Your Guaranteed Minimum Death Benefit is $100,000, which is your initial Premium Payment.
APP D-11

Example 4: Assume the same contract issue facts as Example 3, however your first partial Surrender is taken at age 70. Your Withdrawal Percentage is 6% based on your age. Your Contract Value at the beginning of the year is $105,000.
•Your Lifetime Benefit Payment is $6,300, which is the product of your Withdrawal Percentage multiplied by $105,000, which is the greater of your Contract Value at the beginning of the year and your Payment Base.
•You take a partial Surrender of $6,000.
•Your Payment Base remains at $100,000, since the withdrawal did not exceed your Lifetime Benefit Payment.
•Your Withdrawal Percentage will remain at 6% for the duration of your Contract; this is based on your age on the most recent Contract Anniversary prior to your first partial Surrender.
•Your remaining Lifetime Benefit Payment for the Contract Year is $300.
•Your Contract Value after the withdrawal is $99,000.
•Your Guaranteed Minimum Death Benefit is $94,000, which is your prior Death Benefit reduced by the amount of the withdrawal.
Example 5: Assume you select Joint/Spousal Option when you purchase your Contract, the younger Covered Life is age 60, and your initial Premium Payment is $100,000.
•Your Payment Base is $100,000, which is your initial Premium Payment.
•Your Withdrawal Percentage is 4.5%, which is based on your age.
•Your Lifetime Benefit Payment is $4,500, which is 4.5% of your Payment Base.
•Your Guaranteed Minimum Death Benefit is $100,000, which is your initial Premium Payment.

Example 6: Assume the same contract issue facts as Example 5, however your first partial Surrender at age 70. Your Withdrawal Percentage is 5.5% based on your age. Your Contract Value at the beginning of the year is $106,500.
•Your Lifetime Benefit Payment is $5,857.50, which is the product of your Withdrawal Percentage multiplied by $106,500, which is the greater of your Contract Value at the beginning of the year and your Payment Base.
•You take a partial Surrender of $5,500.
•Your Payment Base remains at $100,000, since the withdrawal did not exceed your Lifetime Benefit Payment.
•Your Withdrawal Percentage will remain at 5.5% for the duration of your Contract; this is based on your age on the most recent Contract Anniversary prior to your first partial Surrender.
•Your remaining Lifetime Benefit Payment for the Contract Year is $357.50.
•Your Contract Value after the withdrawal is $101,000.
•Your Guaranteed Minimum Death Benefit is $94,500, which is your prior Death Benefit reduced by the withdrawal.
Example 7: Assume the same facts as example 1 (Single Life). Also assume that you take a $1,000 partial Surrender in the first Contract Year and that the Contract Value on your first anniversary is $95,000.
Prior to the Surrender:
•Your initial Payment Base is $100,000.
•Your Threshold is $5,000.
•Your Guaranteed Minimum Death Benefit is $100,000.
After the Surrender:
•At the anniversary, we calculate the automatic Payment Base increase. The ratio is the Contract Value ($95,000) divided by the Maximum Contract Value ($100,000), less 1. Subject to a minimum of 0% and a maximum of 10%.
•($95,000/$100,000) – 1 = –.05 subject to the minimum of 0%.
•Your Payment Base is $99,000, which is your prior Payment Base reduced by the amount of the partial Surrender, since the automatic Payment Base increase was 0%.
•Your Withdrawal Percentage, used to determine Lifetime Benefit Payments when you are in an Eligible Withdrawal Year, will remain at 5% for the duration of your Contract.
•Your remaining Threshold amount for the Contract Year is $4,000, which is your prior Threshold amount reduced by the amount of the partial Surrender.
•The annual charge for this rider is 0.75% of the Payment Base after the automatic increase calculation.
•$99,000 × 0.75% = $742.50, this amount is deducted from the Contract Value.
•Your Guaranteed Minimum Death Benefit is $99,000, which is your prior Death Benefit reduced by the amount of the partial Surrender.
APP D-12

Example 8: Assume the same facts as example 2 (Joint/Spousal). Also assume that you take a $1,000 partial Surrender in the first Contract Year and that the Contract Value on your first anniversary is $95,000.
Prior to the Surrender:
•Your initial Payment Base is $100,000.
•Your Threshold is $4,500.
•Your Guaranteed Minimum Death Benefit is $100,000.
After the Surrender:
•At the anniversary, we calculate the automatic Payment Base increase. The ratio is the Contract Value ($95,000) divided by the Maximum Contract Value ($100,000), less 1. Subject to a minimum of 0% and a maximum of 10%.
•($95,000/$100,000) – 1 = -.05 subject to the minimum of 0%.
•Your Payment Base is $99,000, which is your prior Payment Base reduced by the amount of the partial Surrender, since the automatic Payment Base increase was 0%.
•Your Withdrawal Percentage, used to determine Lifetime Benefit Payments when you are in an Eligible Withdrawal Year, will remain at 4.5% for the duration of your Contract.
•Your remaining Threshold amount for the Contract Year is $3,500, which is your prior Threshold amount reduced by the amount of the partial Surrender.
•The annual charge for this rider is 0.75% of the Payment Base after the automatic increase calculation.
•$99,000 × 0.75% = $742.50, this amount is deducted from the Contract Value.
•Your Guaranteed Minimum Death Benefit is $99,000, which is your prior Death Benefit reduced by the amount of the partial Surrender.
Example 9: Assume the same facts as Example 7 (Single Life). Assume that an additional Premium Payment of $20,000 is made in Contract Year 2, just prior to the payment, the Contract Value was $96,000.
Prior to the Premium Payment:
•At the beginning of Contract Year 2, your initial Payment Base is $99,000.
•Your Threshold amount is $4,950.
•Your Guaranteed Minimum Death Benefit is $99,000.
After the Premium Payment:
•Your Payment Base is $119,000, which is your prior Payment Base increased by the amount of the Premium Payment.
•Your Threshold amount is $5,950, which is 5% of the the sum of your Contract Value on the most recent Contract Anniversary plus any subsequent Premium Payments or your Payment Base immediately following the Premium Payment.
•Your Guaranteed Minimum Death Benefit is $119,000, which is your prior Death Benefit increased by the amount of the Premium Payment.
Example 10: Assume the same facts as Example 8 (Joint/Spousal). Assume that an additional Premium Payment of $20,000 is made in Contract Year 2, just prior to the payment, the Contract Value was $96,000.
Prior to the Premium Payment:
•At the beginning of Contract Year 2, your initial Payment Base is $99,000.
•Your Threshold amount is $4,455.
•Your Guaranteed Minimum Death Benefit is $99,000.
After the Premium Payment:
•Your Payment Base is $119,000, which is your prior Payment Base increased by the amount of the Premium Payment.
•Your Threshold amount is $5,355, which is 4.5% of the the sum of your Contract Value on the most recent Contract Anniversary plus any subsequent Premium Payments or your Payment Base immediately following the Premium Payment.
•Your Guaranteed Minimum Death Benefit is $119,000, which is your prior Death Benefit increased by the amount of the Premium Payment.
Example 11: Assume the older Covered Life is 74 (Single Life). Assume the owner makes the first partial Surrender under the Contract of $3,300 when, just prior to the partial Surrender, the Payment Base is $50,000; the Contract Value (on Anniversary) is $55,000; the Withdrawal Percentage is 6%; the Guaranteed Minimum Death Benefit is $50,000; the Lifetime Benefit Payment is 6% multiplied by the greater of the Payment Base or Contract Value, or $3,300.
APP D-13

After the partial Surrender:
•Your Payment Base remains at $50,000, which is the Payment Base prior to the partial Surrender, since the partial Surrender did not exceed your Lifetime Benefit Payment.
•Your Withdrawal Percentage is 6% for the duration of your Contract.
•Your Lifetime Benefit Payment for the remainder of the Contract Year is $0.
•Your Guaranteed Minimum Death Benefit is $46,700, which is your prior Death Benefit reduced by the amount of the partial Surrender.
Example 12: Assume the younger Covered Life is 74 (Joint/Spousal). Assume the owner makes the first partial Surrender under the Contract of $3,025 when, just prior to the partial Surrender, the Payment Base is $50,000; the Contract Value (on Anniversary) is $55,000; the Withdrawal Percentage is 5.5%; the Guaranteed Minimum Death Benefit is $50,000; the Lifetime Benefit Payment is 5.5% multiplied by the greater of Payment Base or Contract Value, or $3,025.
After the partial Surrender:
•Your Payment Base remains at $50,000, which is the Payment Base prior to the partial Surrender, since the partial Surrender did not exceed your Lifetime Benefit Payment.
•Your Withdrawal Percentage is 5.5% for the duration of your Contract.
•Your Lifetime Benefit Payment for the remainder of the Contract Year is $0.
•Your Guaranteed Minimum Death Benefit is $46,975, which is your prior Death Benefit reduced by the amount of the partial Surrender.
Example 13: Assume the same facts as Example 11 (Single Life). Assume that a second partial Surrender is taken in the same Contract Year for $1,000; the Contract Value prior to the partial Surrender is $52,000; the Contract Value after the partial Surrender is $51,000.
Prior to the partial Surrender:
•Your Payment Base is $50,000.
•Your Withdrawal Percentage was previously locked in at 6%.
•Your remaining Lifetime Benefit Payment for this Contract Year is $0.
•Your Guaranteed Minimum Death Benefit is $46,700.
After the partial Surrender:
•Your Payment Base is $49,038, which is calculated by determining the proportional reduction 1 - (Surrender exceeding the Lifetime Benefit Payment/Contract Value prior to the Surrender); then this factor is multiplied by the prior Payment Base.
•Your Lifetime Benefit Payment remaining for the Contract Year is $0.
•Your Guaranteed Minimum Death Benefit is $45,802, which is calculated by determining the proportional reduction 1 - (Surrender exceeding the Lifetime Benefit Payment/Contract Value prior to the Surrender); then this factor is multiplied by the prior Death Benefit.
Example 14: Assume the same facts as Example 12 (Joint/Spousal). Assume that a second partial Surrender is taken in the same Contract Year for $2,000; the Contract Value prior to the partial Surrender is $49,000; the Contract Value after the partial Surrender is $47,000.
Prior to the partial Surrender:
•Your Payment Base is $50,000.
•Your Withdrawal Percentage was previously locked in at 5.5%.
•Your remaining Lifetime Benefit Payment for this Contract Year is $0.
•Your Guaranteed Minimum Death Benefit is $46,975.
After the partial Surrender:
•Your new Payment Base is $47,959, which is calculated by determining the proportional reduction 1 – (Surrender exceeding the Lifetime Benefit Payment/Contract Value prior to the Surrender); then this factor is multiplied by the prior Payment Base.
•Your Lifetime Benefit Payment remaining for the Contract Year is $0.
•Your Guaranteed Minimum Death Benefit is $45,058, which is calculated by determining the proportional reduction 1 – (Surrender exceeding the Lifetime Benefit Payment/Contract Value prior to the Surrender); then this factor is multiplied by the prior Death Benefit.
Example 15: Assume the same facts as Example 1 (Single Life). Now assume you have reached your first Contract Anniversary. Your Contract Value on the Contract Anniversary is $110,000.
APP D-14

Prior to the Contract Anniversary:
•Your Payment Base is $100,000, which is your initial Premium Payment.
•Your Threshold is $5,000, which is 5% of your Payment Base.
•Your Lifetime Benefit Payment is not calculated. The Lifetime Benefit Payment will be determined in the first Eligible Withdrawal Year in which you take a partial Surrender.
•Your Guaranteed Minimum Death Benefit is $100,000, which is your initial Premium Payment.
After the Contract Anniversary:
•At the anniversary, we calculate the automatic Payment Base increase. The ratio is the Contract Value ($110,000) divided by the Maximum Contract Value ($100,000), less 1. Subject to a minimum of 0% and a maximum of 10%.
•($110,000/$100,000) – 1 = .10 subject to the maximum of 10%.
•Your Payment Base is $110,000, which is your prior Payment Base multiplied by the automatic Payment Base increase.
•Your Threshold amount for the Contract Year is $5,500, which is your new Payment Base multiplied by 5%.
•Your Guaranteed Minimum Death Benefit remains $100,000, as it is not impacted by the automatic Payment Base increase.
Example 16: Assume the same facts as Example 2 (Joint/Spousal). Now assume you have reached your first Contract Anniversary. Your Contract Value on the anniversary is $105,000.
Prior to the Contract Anniversary:
•Your Payment Base is $100,000, which is your initial Premium Payment.
•Your Threshold is $4,500, which is 4.5% of your Payment Base.
•Your Lifetime Benefit Payment is not calculated. The Lifetime Benefit Payment will be determined in the first Eligible Withdrawal Year in which you take a partial Surrender.
•Your Guaranteed Minimum Death Benefit is $100,000, which is your initial Premium Payment.
After the Contract Anniversary:
•At the anniversary, we calculate the automatic Payment Base increase. The ratio is the Contract Value ($105,000) divided by the Maximum Contract Value ($100,000), less 1. Subject to a minimum of 0% and a maximum of 10%.
•($105,000/$100,000) – 1 = .05 subject to the maximum of 10%.
•Your Payment Base is $105,000, which is your prior Payment Base multiplied by the automatic Payment Base increase.
•Your Threshold amount for the Contract Year is $4,725, which is your new Payment Base multiplied by 4.5%.
•Your Guaranteed Minimum Death Benefit remains $100,000, as it is not impacted by the automatic Payment Base increase.
Example 17: Spousal Contract Continuation
On date of Spousal Contract continuation, we increase the Contract Value to equal the Death Benefit (if greater). For illustration purposes, we will assume the Contract Value on the date of continuation is set equal to the Death Benefit of $150,000 and the Payment Base is $125,000. The values for the rider are impacted as follows:
Payment Base = $150,000 (greater of Contract Value or Payment Base on date of continuation)
WP = existing Withdrawal Percentage if partial Surrender have been taken, or else it is set using the remaining Spouse’s attained age on the Contract Anniversary prior to the first partial Surrender (for this example we will say it is 6%).
Lifetime Benefit Payment = $9,000 (WP × greater of Payment Base or Contract Value on date of continuation)
Death Benefit = $150,000 (Contract Value on date of continuation)
Maximum Contract Value (LIB II Only) = $150,000 (Contract Value on date of continuation)
Example 18: Assume the same facts as Example 3 (Single Life). Also assume that partial surrenders of $5,000 were taken via Automatic Income Program and the Contract Value on your first anniversary is $130,000.
•At the anniversary, we calculate the automatic Payment Base increase. The ratio is the Contract Value ($130,000) divided by the Maximum Contract Value ($100,000), less 1. Subject to a minimum of 0% and a maximum of 10%.
•($130,000/$100,000) - 1 = 30%, subject to a maximum of 10%.
•The Payment Base at anniversary is $100,000 * 110% = $110,000.
•The Lifetime Benefit Payment is $6,500, which is the product of your Withdrawal Percentage multiplied by $130,000, which is the greater of your Contract Value at anniversary ($130,000) and your Payment Base ($110,000).
APP D-15

•Your Automatic Income Program will not be updated to reflect the increased Lifetime Benefit Payment. It is your responsibility to request a change in your Automatic Income Program. This will not happen automatically.
Example 19: Assume the same facts as Example 18 (Single Life). Also assume that the was updated to reflect the Lifetime Benefit Payment of $6,500 and partial surrenders of $6,500 were taken via Automatic Income Program in the next contract year and that the Contract Value on your second anniversary is $105,000.
•At the anniversary, we calculate the automatic Payment Base increase. The ratio is the Contract Value ($105,000) divided by the Maximum Contract Value ($130,000), less 1. Subject to a minimum of 0% and a maximum of 10%.
•($105,000/$130,000) - 1 = -19.2%, subject to a minimum of 0%.
•The Payment Base remains $110,000.
•The Lifetime Benefit Payment is $5,500 which is the product of your Withdrawal Percentage multiplied by $110,000, which is the greater of your Contract Value at anniversary ($105,000) and your Payment Base ($110,000).
•Your Automatic Income Program will not be updated to reflect the decreased Lifetime Benefit Payment. If the Lifetime Benefit Payment decreases in a contract year you must verify that the Automatic Income Program payments are at or below the Lifetime Benefit Program to avoid reduction of Payment Base and future Lifetime Benefit Payment due to excess withdrawals. The Automatic Income Program update will not happen automatically.
Example 20: Assume the same facts as Example 19 (Single Life). Also assume that the Automatic Income Program was not updated to reflect the change in Lifetime Benefit Payment of $6,500 to $5,500, partial surrenders of $6,500 were taken via Automatic Income Program in the next contract year and the Contract Value immediately prior to the withdrawal was $90,000.
•The partial surrender via Automatic Income Program ($6,500) was in excess of the Lifetime Benefit Payment ($5,500).
•The Payment Base will be reduced by the amount of the partial surrender exceeding the Lifetime Benefit Payment by applying a factor.
•The adjustment factor is 1 - ( A / (B - C)), where:
•A = the amount of the partial surrender exceeding the Lifetime Benefit Payment ($1,000 = $6,500 - $5,500).
•B = Contract Value immediately prior to the Partial Surrender ($90,000).
•C = The Lifetime Benefit Payment less any prior partial surrenders during the contract year. ($5,500).
•The adjustment factor is: 1 - ($1,000 / ($90,000 - $5,500)) = 0.9882.
•The Payment Base after the excess withdrawal is $108,702 = $110,000 * 0.9882.
•The Lifetime Benefit Payment for the remainder of the contract year is zero.
•The Lifetime Benefit Payment will be recalculated upon the next anniversary using the reduced Payment Base.
Lifetime Income Builder Selects and Lifetime Income Builder Portfolios
The examples below illustrate the general operation and calculation of the benefit, as well as the impact that a partial Surrender (including an advisory fee withdrawals) may have on the benefit. Please note that these examples are based on hypothetical assumptions and do not reflect actual Contract performance.
Example 1: Assume you select Single Life Option when you purchase your Contract, the older Covered Life is less than age 60, and your initial Premium Payment is $100,000.

Feature	Lifetime Income Builder Selects	Lifetime Income Builder Portfolios
Payment Base	$100,000	$100,000
	Equal to your initial Premium Payment	Equal to your initial Premium Payment
Threshold	$5,000	$5,000
	5% of your Payment Base	5% of your Payment Base
Lifetime Benefit Payment	N/A	N/A
Guaranteed Minimum Death Benefit	$100,000	$100,000
	Equal to your initial Premium Payment	Equal to your initial Premium Payment
Example 2: Assume you select Joint/Spousal Option when you purchase your Contract, the younger Covered Life is less than age 60, and your initial Premium Payment is $100,000.
APP D-16

Feature	Lifetime Income Builder Selects	Lifetime Income Builder Portfolios
Payment Base	$100,000	$100,000
	Equal to your initial Premium Payment	Equal to your initial Premium Payment
Threshold	$4,500	$4,500
	4.5% of your Payment Base	4.5% of your Payment Base
Lifetime Benefit Payment	N/A	N/A
Guaranteed Minimum Death Benefit	$100,000	$100,000
	Equal to your initial Premium Payment	Equal to your initial Premium Payment
Example 3: Assume you select Single Life Option when you purchase your Contract, the older Covered Life is age 60, and your initial Premium Payment is $100,000.

Feature	Lifetime Income Builder Selects	Lifetime Income Builder Portfolios
Payment Base	$100,000	$100,000
	Equal to your initial Premium Payment	Equal to your initial Premium Payment
Withdrawal Percentage	5%	5%
	Based on your age	Based on your age
Lifetime Benefit Payment	$5,000	$5,000
	5% of your Payment Base	5% of your Payment Base
Guaranteed Minimum Death Benefit	$100,000	$100,000
	Equal to your initial Premium Payment	Equal to your initial Premium Payment
Example 4: Assume the same contract issue facts as Example 3 (Single Life), however your first partial Surrender is taken at age 70. Your Withdrawal Percentage is 6% based on your age. Your Contract Value at the beginning of the year is $105,000. Your Contract Value upon attaining age 70 is $105,500.

Feature	Lifetime Income Builder Selects	Lifetime Income Builder Portfolios
Payment Base	$105,000	$105,000
Lifetime Benefit Payment	$6,330	$6,300
	Withdrawal Percentage multiplied by the greater of your Payment Base or Contract Value upon attaining age 70	Withdrawal Percentage multiplied by your Payment Base
You take a partial Surrender of $6,000, values after the partial Surrender:

Feature	Lifetime Income Builder Selects	Lifetime Income Builder Portfolios
Payment Base	$105,000	$105,000
Withdrawal Percentage	6%(1)	6%(1)
Lifetime Benefit Payment	$330	$300
	Remaining for Contract Year	Remaining for Contract Year
Contract Value after the withdrawal	$99,000	$99,000
Guaranteed Minimum Death Benefit	$94,000	$94,000
	Prior Death Benefit reduced by the withdrawal	Prior Death Benefit reduced by the withdrawal
Example 5: Assume you select Joint/Spousal Option when you purchase your Contract, the younger Covered Life is age 60, and your initial Premium Payment is $100,000.
APP D-17

Feature	Lifetime Income Builder Selects	Lifetime Income Builder Portfolios
Payment Base	$100,000	$100,000
	Equal to your initial Premium Payment	Equal to your initial Premium Payment
Withdrawal Percentage	4.5%	4.5%
	Based on your age	Based on your age
Lifetime Benefit Payment	$4,500	$4,500
	4.5% of your Payment Base	4.5% of your Payment Base
Guaranteed Minimum Death Benefit	$100,000	$100,000
	Equal to your initial Premium Payment	Equal to your initial Premium Payment
(1)The Withdrawal Percentage will remain for the duration of your Contract unless an automatic Payment Base increase occurs on a future anniversary and a new Withdrawal Percentage age band is applicable; if no automatic Payment Base increase occurs on a future anniversary where a new Withdrawal Percentage age band is applicable, your Withdrawal Percentage will remain as is.
Example 6: Assume the same contract issue facts as Example 5 (Joint/Spousal), however your first partial Surrender is taken at age 70. Your Withdrawal Percentage is 5.5% based on your age. Your Contract Value at the beginning of the Contract Year is $110,000. Your Contract Value upon attaining age 70 is $111,000.

Feature	Lifetime Income Builder Selects	Lifetime Income Builder Portfolios
Payment Base	$110,000	$110,000
Lifetime Benefit Payment	$6,105	$6,050
	Withdrawal Percentage multiplied by the greater of your Payment Base or Contract Value upon attaining age 70	Withdrawal Percentage multiplied by your Payment Base
You take a partial Surrender of $6,000, values after the partial Surrender:

Feature	Lifetime Income Builder Selects	Lifetime Income Builder Portfolios
Payment Base	$110,000	$110,000
Withdrawal Percentage	5.5% (1)	5.5%(1)
Lifetime Benefit Payment	$105	$50
	Remaining for Contract Year	Remaining for Contract Year
Contract Value after the withdrawal	$105,000	$105,000
Guaranteed Minimum Death Benefit	$94,000	$94,000
	Prior Death Benefit reduced by withdrawal	Prior Death Benefit reduced by the withdrawal
Example 7: Assume the same facts as example 1 (Single Life). Also assume that you take a $1,000 partial Surrender in the first Contract Year and that the Contract Value prior to the rider charge being deducted on your first anniversary is $95,000.
Values prior to the partial Surrender:

Feature	Lifetime Income Builder Selects	Lifetime Income Builder Portfolios
Payment Base	$100,000	$100,000
Threshold	$5,000	$5,000
Guaranteed Minimum Death Benefit	$100,000	$100,000
Values after the partial Surrender:
APP D-18

Feature	Lifetime Income Builder Selects	Lifetime Income Builder Portfolios
Payment Base	$99,000	$99,000
	Prior Payment Base reduced by withdrawal	Prior Payment Base reduced by withdrawal
Withdrawal Percentage	5%(1)	5%(1)
Threshold	$4,000	$4,000
	Remaining for the Contract Year	Remaining for the Contract Year
Guaranteed Minimum Death Benefit	$99,000	$99,000
	Prior Death Benefit reduced by the withdrawal	Prior Death Benefit reduced by the withdrawal
Values after the anniversary processing:

Feature	Lifetime Income Builder Selects	Lifetime Income Builder Portfolios
Payment Base	$99,000	$99,000
	The ratio is the Contract Value ($95,000) divided by your current Payment Base ($99,000), less 1	Greater of the Contract Value prior to the rider charge being taken, or
	Resulting in 4%, subject to minimum of 0%, No change to the Payment Base	Your current Payment Base
Threshold	$4,950	$4,950
	5% of your Payment Base	5% of your Payment Base
Rider Charge	$841.50	$1,138.50
	Rider charge of 0.85% multiplied by your current Payment Base	Rider charge of 1.15% multiplied by your current Payment Base
Guaranteed Minimum Death Benefit	$99,000	$99,000
	No change due to anniversary processing	No change due to anniversary processing
Example 8: Assume the same facts as example 1 (Single Life). Also assume that you take a $1,000 partial Surrender in the first Contract Year and that the Contract Value prior to the rider charge being deducted on your first anniversary is $105,000.
Values prior to the partial Surrender:

Feature	Lifetime Income Builder Selects	Lifetime Income Builder Portfolios
Payment Base	$100,000	$100,000
Threshold	$5,000	$5,000
Guaranteed Minimum Death Benefit	$100,000	$100,000
Values after the partial Surrender:

Feature	Lifetime Income Builder Selects	Lifetime Income Builder Portfolios
Payment Base	$99,000	$99,000
	Prior Payment Base reduced by withdrawal	Prior Payment Base reduced by withdrawal
Withdrawal Percentage	5%(1)	5%(1)
Threshold	$4,000	$4,000
	Remaining for the Contract Year	Remaining for the Contract Year
Guaranteed Minimum Death Benefit	$99,000	$99,000
	Prior Death Benefit reduced by the withdrawal	Prior Death Benefit reduced by the withdrawal
APP D-19

Values after the anniversary processing:

Feature	Lifetime Income Builder Selects	Lifetime Income Builder Portfolios
Payment Base	$105,000	$105,000
	The ratio is the Contract Value ($105,000) divided by your current Payment Base ($99,000), less 1	Greater of the Contract Value prior to the rider charge being taken, or
	Resulting in 6%, subject to minimum of 0% and maximum of 10%	Your current Payment Base
Threshold	$5,250	$5,250
	5% of your Payment Base	5% of your Payment Base
Rider Charge	$892.50	$1,207.50
	Rider charge of 0.85% multiplied by your current Payment Base	Rider charge of 1.15% multiplied by your current Payment Base
Guaranteed Minimum Death Benefit	$99,000	$99,000
	No change due to anniversary processing	No change due to anniversary processing
Example 9: Assume the same facts as example 2 (Joint/Spousal). Also assume that you take a $1,000 partial Surrender in the first Contract Year and that the Contract Value prior to the rider charge being deducted on your first anniversary is $95,000.
Values prior to the partial Surrender:

Feature	Lifetime Income Builder Selects	Lifetime Income Builder Portfolios
Payment Base	$100,000	$100,000
Threshold	$4,500	$4,500
Guaranteed Minimum Death Benefit	$100,000	$100,000
Values after the partial Surrender:

Feature	Lifetime Income Builder Selects	Lifetime Income Builder Portfolios
Payment Base	$99,000	$99,000
	Prior Payment Base reduced by withdrawal	Prior Payment Base reduced by withdrawal
Withdrawal Percentage	4.5%(1)	4.5%(1)
Threshold	$3,500	$3,500
	Remaining for the Contract Year	Remaining for the Contract Year
Guaranteed Minimum Death Benefit	$99,000	$99,000
	Prior Death Benefit reduced by the withdrawal	Prior Death Benefit reduced by the withdrawal
Values after the anniversary processing:
APP D-20

Feature	Lifetime Income Builder Selects	Lifetime Income Builder Portfolios
Payment Base	$99,000	$99,000
	The ratio is the Contract Value ($95,000) divided by your current Payment Base ($99,000), less 1	Greater of the Contract Value prior to the rider charge being taken, or
	Resulting in 4%, subject to minimum of 0%, No change to the Payment Base	Your current Payment Base
Threshold	$4,455	$4,455
	4.5% of your Payment Base	4.5% of your Payment Base
Rider Charge	$841.50	$1,138.50
	Rider charge of 0.85% multiplied by your current Payment Base	Rider charge of 1.15% multiplied by your current Payment Base
Guaranteed Minimum Death Benefit	$99,000	$99,000
	No change due to anniversary processing	No change due to anniversary processing
Example 10: Assume the same facts as Example 7 (Single Life). Assume that an additional Premium Payment of $20,000 is made in Contract Year 2, the Contract Value after the payment is $121,000.
Values prior to the Premium Payment:

Feature	Lifetime Income Builder Selects	Lifetime Income Builder Portfolios
Payment Base	$99,000	$99,000
Threshold	$4,950	$4,950
Guaranteed Minimum Death Benefit	$99,000	$99,000
Values after the Premium Payment:

Feature	Lifetime Income Builder Selects	Lifetime Income Builder Portfolios
Payment Base	$119,000	$119,000
	Prior Payment Base increased by the Premium Payment	Prior Payment Base increased by the Premium Payment
Threshold	$6,050	$5,950
	Withdrawal Percentage multiplied by the greater of your current Payment Base or Contract Value	Withdrawal Percentage multiplied by your current Payment Base
Guaranteed Minimum Death Benefit	$119,000	$119,000
	Prior Death Benefit increased by the Premium Payment	Prior Death Benefit increased by the Premium Payment
Example 11: Assume the same facts as Example 9 (Joint/Spousal). Assume that an additional Premium Payment of $20,000 is made in Contract Year 2, the Contract Value after the payment is $125,000.
Values prior to the Premium Payment:

Feature	Lifetime Income Builder Selects	Lifetime Income Builder Portfolios
Payment Base	$99,000	$99,000
Threshold	$4,455	$4,455
Guaranteed Minimum Death Benefit	$99,000	$99,000
APP D-21

Values after the Premium Payment:

Feature	Lifetime Income Builder Selects	Lifetime Income Builder Portfolios
Payment Base	$119,000	$119,000
	Prior Payment Base increased by the Premium Payment	Prior Payment Base increased by the Premium Payment
Threshold	$5,625	$5,355
	Withdrawal Percentage multiplied by the greater of your current Payment Base or Contract Value	Withdrawal Percentage multiplied by your current Payment Base
Guaranteed Minimum Death Benefit	$119,000	$119,000
	Prior Death Benefit increased by the Premium Payment	Prior Death Benefit increased by the Premium Payment
Example 12: Assume the older Covered Life is 74 (Single Life). Assume the owner makes the first partial Surrender under the Contract of $3,000 when, just prior to the partial Surrender, the Payment Base is $50,000; the Contract Value (on Anniversary) is $55,000; the Withdrawal Percentage is 6%; the Guaranteed Minimum Death Benefit is $50,000.
Values after the partial Surrender:

Feature	Lifetime Income Builder Selects	Lifetime Income Builder Portfolios
Payment Base	$50,000	$50,000
	Partial Surrender did not exceed the Lifetime Benefit Payment	Partial Surrender did not exceed the Lifetime Benefit Payment
Withdrawal Percentage	6%(1)	6%(1)
Lifetime Benefit Payment	$300	$0
	Remaining Lifetime Benefit Payment for the Contract Year	Remaining Lifetime Benefit Payment for the Contract Year
	Available Lifetime Benefit Payment was 6% multiplied by the greater of the Payment Base or Contract Value on the Contract Anniversary	Available Lifetime Benefit Payment was 6% multiplied by the Payment Base on the Contract Anniversary
	Available Lifetime Benefit Payment was $3,300	Available Lifetime Benefit Payment was $3,000
Guaranteed Minimum Death Benefit	$47,000	$47,000
	Prior Death Benefit reduced by the partial Surrender	Prior Death Benefit reduced by the partial Surrender
Example 13: Assume the younger Covered Life is 74 (Joint/Spousal). Assume the owner makes the first partial Surrender under the Contract of $2,750 when, just prior to the partial Surrender, the Payment Base is $50,000; the Contract Value (on Anniversary) is $55,000; the Withdrawal Percentage is 5.5%; the Guaranteed Minimum Death Benefit is $50,000.
Values after the partial Surrender:

Feature	Lifetime Income Builder Selects	Lifetime Income Builder Portfolios
Payment Base	$50,000	$50,000
	Partial Surrender did not exceed the Lifetime Benefit Payment	Partial Surrender did not exceed the Lifetime Benefit Payment
Withdrawal Percentage	5.5%(1)	5.5%(1)
Lifetime Benefit Payment	$275	$0
	Remaining Lifetime Benefit Payment for the Contract Year	Remaining Lifetime Benefit Payment for the Contract Year
APP D-22

	Available Lifetime Benefit Payment was 5.5% multiplied by the greater of the Payment Base or Contract Value on the Contract Anniversary	Available Lifetime Benefit Payment was 5.5% multiplied by the Payment Base on the Contract Anniversary
	Available Lifetime Benefit Payment was $3,025	Available Lifetime Benefit Payment was $2,750
Guaranteed Minimum Death Benefit	$47,250	$47,250
	Prior Death Benefit reduced by the partial Surrender	Prior Death Benefit reduced by the partial Surrender
Example 14: Assume the same facts as Example 12 (Single Life). Assume that a second partial Surrender is taken in the same Contract Year for $1,000; the Contract Value prior to the partial Surrender is $52,000; the Contract Value after the partial Surrender is $51,000.
Values prior to the partial Surrender:

Feature	Lifetime Income Builder Selects	Lifetime Income Builder Portfolios
Payment Base	$50,000	$50,000
	Partial Surrender did not exceed the Lifetime Benefit Payment	Partial Surrender did not exceed the Lifetime Benefit Payment
Withdrawal Percentage	6%	6%
Lifetime Benefit Payment	$300	$0
	Remaining Lifetime Benefit Payment for the Contract Year	Remaining Lifetime Benefit Payment for the Contract Year
	Available Lifetime Benefit Payment was 6% multiplied by the greater of the Payment Base or Contract Value on the Contract Anniversary	Available Lifetime Benefit Payment was 6% multiplied by the Payment Base on the Contract Anniversary
	Available Lifetime Benefit Payment was $3,300	Available Lifetime Benefit Payment was $3,000
Guaranteed Minimum Death Benefit	$47,000	$47,000
	Prior Death Benefit reduced by the partial Surrender	Prior Death Benefit reduced by the partial Surrender
Values after the partial Surrender:

Feature	Lifetime Income Builder Selects	Lifetime Income Builder Portfolios
Payment Base	$49,323	$49,038
	Proportional reduction: 1-($700/($52,000-$300)	Proportional reduction: 1-($1000/$52,000)
Lifetime Benefit Payment	$0	$0
	Remaining Lifetime Benefit Payment for the Contract Year	Remaining Lifetime Benefit Payment for the Contract Year
Guaranteed Minimum Death Benefit	$46,068	$46,096
	Prior Death Benefit reduced by partial surrender NOT exceeding the Lifetime Benefit Payment. Then, proportional reduction multiplied by the result of the above	Prior Death Benefit reduced by partial surrender NOT exceeding the Lifetime Benefit Payment. Then, proportional reduction multiplied by the result of the above
Example 15: Assume the same facts as Example 13 (Joint/Spousal). Assume that a second partial Surrender is taken in the same Contract Year for $2,000; the Contract Value prior to the partial Surrender is $49,000; the Contract Value after the partial Surrender is $47,000.
Values prior to the partial Surrender:
APP D-23

Feature	Lifetime Income Builder Selects	Lifetime Income Builder Portfolios
Payment Base	$50,000	$50,000
Withdrawal Percentage	5.5%	5.5%
Lifetime Benefit Payment	$275	$0
	Remaining Lifetime Benefit Payment for the Contract Year	Remaining Lifetime Benefit Payment for the Contract Year
	Available Lifetime Benefit Payment was 5.5% multiplied by the greater of the Payment Base or Contract Value on the Contract Anniversary	Available Lifetime Benefit Payment was 5.5% multiplied by the Payment Base on the Contract Anniversary
	Available Lifetime Benefit Payment was $3,025	Available Lifetime Benefit Payment was $2,750
Guaranteed Minimum Death Benefit	$47,250	$47,250
Values after the partial Surrender:

Feature	Lifetime Income Builder Selects	Lifetime Income Builder Portfolios
Payment Base	$48,230	$47,959
	Proportional reduction: 1-($1,725/($49,000-$275)	Proportional reduction: 1-($2,000/$49,000)
Lifetime Benefit Payment	$0	$0
	Remaining Lifetime Benefit Payment for the Contract Year	Remaining Lifetime Benefit Payment for the Contract Year
Guaranteed Minimum Death Benefit	$45,312	$45,321
	Prior Death Benefit reduced by partial surrender NOT exceeding the Lifetime Benefit Payment. Then, proportional reduction multiplied by the result of the above	Prior Death Benefit reduced by partial surrender NOT exceeding the Lifetime Benefit Payment. Then, proportional reduction multiplied by the result of the above
Example 16: Assume the same facts as Example 1 (Single Life). Now assume you have reached your first Contract Anniversary. Your Contract Value on the Contract Anniversary is $115,000.
Values prior to the Contract Anniversary:

Feature	Lifetime Income Builder Selects	Lifetime Income Builder Portfolios
Payment Base	$100,000	$100,000
	Equal to your initial Premium Payment	Equal to your initial Premium Payment
Threshold	$5,000	$5,000
	5% of your Payment Base	5% of your Payment Base
Lifetime Benefit Payment	N/A	N/A
Guaranteed Minimum Death Benefit	$100,000	$100,000
	Equal to your initial Premium Payment	Equal to your initial Premium Payment
Values after the anniversary processing:

Feature	Lifetime Income Builder Selects	Lifetime Income Builder Portfolios
Payment Base	$110,000	$115,000
	The ratio is the Contract Value ($115,000) divided by your current Payment Base ($100,000), less 1	Greater of the Contract Value prior to the rider charge being taken, or
	Resulting in 15%, capped at 10%. Subject to minimum of 0% and maximum of 10%	Your current Payment Base
Threshold	$5,500	$5,750
APP D-24

	5% of your Payment Base	5% of your Payment Base
Guaranteed Minimum Death Benefit	$100,000	$100,000
	No change due to anniversary processing	No change due to anniversary processing
Example 17: Assume the same facts as Example 2 (Joint/Spousal). Now assume you have reached your first Contract Anniversary. Your Contract Value on the anniversary is $115,000.
Values prior to the Contract Anniversary:

Feature	Lifetime Income Builder Selects	Lifetime Income Builder Portfolios
Payment Base	$100,000	$100,000
	Equal to your initial Premium Payment	Equal to your initial Premium Payment
Threshold	$4,500	$4,500
	4.5% of your Payment Base	4.5% of your Payment Base
Lifetime Benefit Payment	N/A	N/A
Guaranteed Minimum Death Benefit	$100,000	$100,000
	Equal to your initial Premium Payment	Equal to your initial Premium Payment
Values after the Contract Anniversary:

Payment Base	$110,000	$115,000
	The ratio is the Contract Value ($115,000) divided by your current Payment Base ($100,000), less 1	Greater of the Contract Value prior to the rider charge being taken, or
	Resulting in 15%, capped at 10%. Subject to minimum of 0% and maximum of 10%	Your current Payment Base
Threshold	$4,950	$5,175
	4.5% of your Payment Base	4.5% of your Payment Base
Guaranteed Minimum Death Benefit	$100,000	$100,000
	No change due to anniversary processing	No change due to anniversary processing
Example 18: Spousal Contract Continuation(Single Life)
On date of Spousal Contract continuation, we increase the Contract Value to equal the Death Benefit (if greater). For illustration purposes, we will assume the Contract Value on the date of continuation is set equal to the Death Benefit of $150,000 and the Payment Base is $125,000.
Values upon Spousal Continuation:

Feature	Lifetime Income Builder Selects	Lifetime Income Builder Portfolios
Payment Base	$150,000	$150,000
	Equal to the Contract Value on date of continuation	Equal to Contract Value on date of continuation
Withdrawal Percentage	6%	6%
	Withdrawal Percentage is set using the oldest Covered Life’s age on the effective date of continuation	Withdrawal Percentage is set using the oldest Covered Life’s age on the effective date of continuation
Lifetime Benefit Payment	$9,000	$9,000
	Withdrawal Percentage multiplied by the Payment Base on date of continuation	Withdrawal Percentage multiplied by the Payment Base on date of continuation
Guaranteed Minimum Death Benefit	$150,000	$150,000
	Equal to Contract Value on date of continuation	Equal to Contract Value on date of continuation
Example 19: Spousal Contract Continuation (Joint/Spousal)
On date of Spousal Contract continuation, we increase the Contract Value to equal the Death Benefit (if greater). For illustration purposes, we will assume the Contract Value on the date of continuation is set equal to the Death Benefit of $150,000 and the Payment Base is $125,000.
APP D-25

Values upon Spousal Contract Continuation:

Feature	Lifetime Income Builder Selects	Lifetime Income Builder Portfolios
Payment Base	$150,000	$150,000
	Greater of Contract Value or Payment Base on date of continuation	Greater of Contract Value or Payment Base on date of continuation
Withdrawal Percentage	5.5%	5.5%
	Withdrawal Percentage is set using the oldest Covered Life’s age on the effective date of continuation	Withdrawal Percentage is set using the oldest Covered Life’s age on the effective date of continuation
Lifetime Benefit Payment	$8,250	$8,250
	Withdrawal Percentage multiplied by the greater of the Contract Value or Payment Base on date of continuation	Withdrawal Percentage multiplied by Payment Base on date of continuation
Guaranteed Minimum Death Benefit	$150,000	$150,000
	Equal to Contract Value on date of continuation	Equal to Contract Value on date of continuation
Example 20: Withdrawal Percentage Increase; Assume the same contract issue facts as Example 4 (Single Life). Your Withdrawal Percentage is 6%, which was based on your age (70) at the time of first withdrawal. Your Lifetime Benefit Payment prior to the contract anniversary is $6,300. You are now age 75 and your anniversary is being processed. Your Contract Value on anniversary is $117,000.
Values prior to the Anniversary:

Feature	Lifetime Income Builder Selects	Lifetime Income Builder Portfolios
Payment Base	$105,000	$105,000
Withdrawal Percentage	6%	6%
Lifetime Benefit Payment	$6,300	$6,300
Guaranteed Minimum Death Benefit	$94,000	$94,000
Values after the anniversary processing:

Feature	Lifetime Income Builder Selects	Lifetime Income Builder Portfolios
Payment Base	$115,500	$117,000
	The ratio is the Contract Value ($117,000) divided by your current Payment Base ($105,000), less 1	Greater of the Contract Value prior to the rider charge being taken, or
	Resulting in 11%, capped at 10%. Subject to minimum of 0% and maximum of 10%	Your current Payment Base
Withdrawal Percentage	6.5%	6.5%
	Due to the automatic increase and client reaching a new age band, the Withdrawal Percentage has increased	Due to the automatic increase and client reaching a new age band, the Withdrawal Percentage has increased
Lifetime Benefit Payment	$7,507.50	$7,605
Rider Charge	$977.50	$1,345.50
	Rider charge of 0.85% multiplied by your current Payment Base	Rider charge of 1.15% multiplied by your current Payment Base
Guaranteed Minimum Death Benefit	$94,000	$94,000
	No change due to anniversary processing	No change due to anniversary processing
Example 21
Assume the following Contract values:
Contract Value = $3,000
Lifetime Benefit Payment = $2,000
APP D-26

Client takes a partial Surrender of $2,000 (within rider limit)
New Contract Value = $1,000
•Minimum Amount Rule is reached as remaining Contract Value is reduced below one Lifetime Benefit Payment and the Partial Surrender was within the rider limit
•Contract Value is transferred to approved investment program
•We will no longer accept subsequent Premium Payments
•We will begin to automatically pay the annual Lifetime Benefit Payment via the Automatic Income Program. The Lifetime Benefit Payment will be paid out of our General Account
•The payout of the Lifetime Benefit Payment will no longer reduce the Contract Value, however, the Death Benefit will continue to be reduced
•We will waive the Annual Maintenance Fee and rider fee
•Benefit Increases will no longer be applied
NOTE: If the Contract Value is reduced below one Lifetime Benefit Payment on any Contract Anniversary due to performance the above scenario would occur.
Example 22
Assume the following Contract values:
Contract Value = $3,000
Lifetime Benefit Payment = $2,000
Client takes a partial Surrender of $2,800 (exceeds rider limit)
New Contract Value = $200
•Minimum Account Rule is reached as remaining Contract Value is reduced below the Minimum Account Rule under the contract, $500 (varies by state) and the Partial Surrender exceeded the rider limit
•Contract is fully liquidated
Example 23: Automatic Payment Base Increase to Relevant Covered Life Attained age 90. Assume that you select a Single Life option. Your Withdrawal Percentage is 7.5%, which is based on your age (85) at the time of your first withdrawal. Your Lifetime Benefit Payment prior to contract anniversary is $7,500. You are now age 90 and your anniversary is being processed. Your Contract Value on your anniversary is $120,000.
Values prior to anniversary:

Feature	Lifetime Income Builder Selects	Lifetime Income Builder Portfolios
Payment Base	$100,000	$100,000
Withdrawal Percentage	7.5%	7.5%
Lifetime Benefit Payment	$7,500	$7,500
Guaranteed Minimum Death Benefit	$92,500	$92,500
Values after the anniversary processing:
APP D-27

Feature	Lifetime Income Builder Selects	Lifetime Income Builder Portfolios
Payment Base	$110,000	$120,000
	The ratio is the Contract Value ($120,000) divided by current Payment Base ($100,00), less 1 results in 20%, capped at 10%	Greater of the Contract Value prior to the rider charge being taken, or Your Payment Base
Withdrawal Percentage	8%	8%
	Due to the automatic increase and client reaching a new age band, the Withdrawal Percentage has increased	Due to the automatic increase and client reaching a new age band, the Withdrawal Percentage has increased
Lifetime Benefit Payment	$8,800	$9,600
Rider Charge	$935	$1,380.50
	Rider charge of 0.85% multiplied by your current Payment Base	Rider charge of 1.15% multiplied by your current Payment Base
Guaranteed Minimum Death Benefit	$92,500	$92,500
	No change due to anniversary processing	No change due to anniversary processing
Example 24: Deferral Illustration. Assume that on your birthday in September 2008 you are 60. You purchase the Contract in November 2008 and select Lifetime Income Builder Portfolios with the Single Life option. Assume no growth in Contract Value.

Feature	No partial Surrenders in first 5 years of the rider	Partial Surrender in second year of the rider
Withdrawal Percentage at issue	5%	5%
Payment Base at issue	$100,000	$100,000
Lifetime Benefit Payment at issue	$5,000	$5,000
Withdrawal Percentage on birthday in September 2013 when Relevant Covered Life is age 65	Increased to 5.5%	Remains at 5%
Payment Base on birthday	$100,000	$100,000
	No change due to birthday	No change due to birthday
Lifetime Benefit Payment on birthday	Increased to $5,500	Remains at $5,000
Anniversary in November 2013 - Contract Value is less than current Payment Base, so there is no change to the Payment Base	$100,000	$100,000
Withdrawal Percentage	5.5%	5%
Lifetime Benefit Payment	$5,500	$5,000
MAV Plus
The examples below illustrate the general operation and calculation of the benefit, as well as the impact that a partial Surrender (including an advisory fee withdrawals) may have on the benefit. Please note that these examples are based on hypothetical assumptions and do not reflect actual Contract performance.
Example 1
Assume that:
•You elected the MAV Plus Death Benefit when you purchased your Contract with the Premium Security Death Benefit,
•You made a single Premium Payment of $100,000,
•In your fourth Contract Year, you made a withdrawal of $8,000,
•Your Contract Value in your fourth Contract Year immediately before your withdrawal was $109,273,
•On the day we receive proof of Death, your Contract Value was $117,403,
•Your Maximum Anniversary Value was $106,000,
•The Contract Value on the date we calculate the Death Benefit plus 40% of the Contract gain was greater than the Premium Security Death Benefit, your adjusted total Premium Payments, and your Maximum Anniversary Value.
APP D-28

Adjustment for Partial Surrenders for Earnings Protection Benefit
To calculate the Earnings Protection Benefit, we make an adjustment for partial Surrenders if the amount of a Surrender is greater than the Contract gain in the Contract immediately prior to the Surrender. To determine if the partial Surrender is greater than the Contract gain:
•We determine Contract gain by subtracting the Contract Value on the date you added the MAV Plus Death Benefit from the Contract Value immediately before the partial surrender, then deduct any premium payments and add any adjustments for partial Surrenders made during that time [$109,273 – $100,000 – $0 + $0 = $9,273].
Since the Contract gain at the time of partial Surrender [$9,273] exceeds the partial Surrender [$8,000], there is no adjustment for the partial Surrender in this case.
Calculation of Contract gain
We would calculate the Contract gain as follows:
•Contract Value on the day we receive proof of Death [$117,403],
•Subtract the Contract Value on the date the MAV Plus Death Benefit was added to your Contract [$100,000],
•Add any adjustments for partial Surrenders [$0], So the Contract gain equals $17,403.
Calculation of Earnings Protection Benefit Cap
To determine if the cap applies:
•We calculate the Contract Value on the date the MAV Plus Death Benefit was added to your Contract ($100,000),
•plus Premium Payments made since that date excluding Premium Payments made in the 12 months prior to death ($0),
•minus any adjustments for partial Surrenders ($0),
Which equals $100,000. The cap is 200% of $100,000, which is $200,000.
MAV Plus Death Benefit Amount is $106,000. (See Example 1 under Premium Security Death Benefit for details of calculation.)
Adjusted Total Premium Payment Amount is $92,000. (See Example 1 under MAV Plus/EPB Death Benefit for details of calculation.)
MAV Plus Death Benefit
In this situation the cap does not apply, so we take the Contract Value on the date we receive proof of death and adds 40% of gain [$117,403 + 40% (17,403)] which totals $124,364. This is the greatest of the four values compared, and so is the Death Benefit.
Example 2
Assume that:
•You elected the MAV Plus Death Benefit when you purchased your Contract with the Premium Security Death Benefit,
•You made a single Premium Payment of $100,000,
•In your fourth Contract Year, you made a partial Surrender of $60,000,
•Your Contract Value in the fourth year immediately before your Surrender was $150,000,
•Your Maximum Anniversary Value is $83,571 (based on an adjustment to an anniversary value that was $140,000 before the partial Surrender (see below)),
•On the day we receive proof of Death, your Contract Value was $120,000,
•The Contract Value on the date we calculate the Death Benefit plus 40% of the Contract gain was the greatest of the Death Benefit calculations.
Adjustment for Partial Surrenders
To calculate the Earnings Protection Benefit, we make an adjustment for partial Surrenders if the amount of a Surrender is greater than the Contract gain in the Contract immediately prior to the Surrender. To determine if the partial Surrender is greater than the Contract gain:
•We determine Contract gain by subtracting the Contract Value on the date you added the MAV Plus Death Benefit from the Contract Value immediately before the partial surrender, then deduct any premium payments and add any adjustments for partial Surrenders made during that time [$150,000 – $100,000 – $0 + $0 = $50,000].
Since the partial Surrender [$60,000] exceeds the Contract gain at the time of partial Surrender [$50,000], the adjustment for the partial Surrender is the difference, or $10,000.
Calculation of Contract gain
We would calculate the Contract gain as follows:
•Contract Value on the day we receive proof of Death [$120,000],
•Subtract the Contract Value on the date the MAV Plus Death Benefit was added to your Contract [$100,000],
APP D-29

•Add any adjustments for partial Surrenders [$10,000], So the Contract gain equals $30,000.
Calculation of Earnings Protection Benefit Cap
To determine if the cap applies:
•We calculate the Contract Value on the date the MAV Plus Death Benefit was added to your Contract ($100,000),
•plus Premium Payments made since that date excluding Premium Payments made in the 12 months prior to death ($0),
•minus any adjustments for partial Surrenders ($10,000),
Which equals $90,000. The cap is 200% of $90,000, which is $180,000.
Adjustment for Partial Surrenders for Maximum Anniversary Value
The adjustment to your Maximum Anniversary Value for partial Surrenders is on a dollar for dollar basis up to 10% of total Premium Payments. 10% of Premium Payments is $10,000. Maximum Anniversary Value adjusted for dollar for dollar Surrenders is $140,000 – $10,000 = $130,000. Remaining Surrenders equal $50,000. This amount will reduce the Maximum Anniversary Value proportionally. Contract Value immediately before Surrender is $150,000 minus $10,000 = $140,000. The proportional factor is 1 – (50,000/140,000) = .64286. This factor is multiplied by $130,000. The result is an adjusted Maximum Anniversary Value of $83,571.
Death Benefit with Earnings Protection Benefit
In this situation the cap does not apply, so we take 40% of Contract gain on the day we receive proof of death $30,000 or $12,000 and add that to the Contract Value on the date we receive proof of death. Therefore, the Earnings Protection Benefit is [40% ($30,000) + $120,000], which equals $132,000.
Annuity Commencement Date Deferral Option
This example does not represent your actual Contract. It uses hypothetical amounts, not your actual Contract amounts.
This example is intended to help you compare the total and taxable amounts of annuity payments if you annuitize your contract on its Annuity Commencement Date to the total and taxable amounts of annuity payments if you elect the Deferral Option and either die at age 100 under circumstances which trigger payment of a Death Benefit or annuitize your contract on the Annuitant’s 100th birthday.
Because the amounts used below are assumptions and do not represent your actual Contract amounts, this example should not be considered to be a representation of the actual total or taxable amounts nor a representation of the tax consequences of receipt of those total or taxable amounts. The consequences of receipt of those total and taxable amounts depend on many factors outside the scope of this example.
This example assumes that on the Annuity Commencement Date:
The annuitant is age 90.
The Contract Value is $250,000.
The investment (tax basis) in the Contract is $175,000.
The Contract is non-Qualified.
The amounts shown in this example will vary depending on the annuitization option chosen and whether variable payouts, fixed payouts or a combination of variable and fixed payouts are elected. In addition, the exclusion ratio depends on factors including the investment into the Contract, the Contract Value and the length of time that annuity payments will continue. For Payout Options which include a Life Annuity, the exclusion ratio may also depend on the annuitant’s life expectancy at the time annuity payments begin.
As you consider this example, please note that to make a direct comparison between the total and taxable amounts received through annuitization at the Annuity Commencement Date (age 90) and received at the Deferred Annuity Commencement Date, you must calculate the results of investment of the amount received at age 90 for the ten-year period until age 100. Factors to consider in this calculation include:
•The assumed net rate of return for this period;
•The amount payable in taxes related to this amount; and
•Potential changes in laws including tax laws that may affect investment and taxes.
Total and taxable amounts if the Contract is annuitized on the Annuity Commencement Date:
To calculate the total and taxable amounts, this example assumes:
The election of the ten year Payments for a Period Certain, Fixed Dollar Amount Annuity Payout Option.
The annual payment is assumed to equal to $25,660. This amount is calculated based on the assumed contract value of $250,000 and a crediting rate of 0.56%. The crediting rate is set by us periodically using current interest rates and other factors.
After 10 years, total payments of $256,600 ($25,660 per year times 10 years) will be received.
Based on these assumptions:
APP D-30

The exclusion ratio is 0.682 ($175,000 divided by $256,600). The exclusion ratio represents the portion of your payments that are excludable from federal income tax.
The annual excludable amount is $17,500 ($25,660 times 0.682). This represents the portion of your annual payment that is excludable from federal income tax. The annual taxable amount is the remainder, $8,160 ($25,660 minus $17,500).
After 10 years, the total taxable amount is $81,600 ($8,160 per year times 10 years).
Total and taxable amounts if the Annuity Commencement Date Deferral Option is elected and the Annuity Commencement Date is deferred to age 100 and the Contract has positive net returns through age 100:
This example assumes:
The Contract has a 4% annual growth, net of fees, compounded annually, for the next ten years.
Based on this assumption, the Contract Value at age 100 is $370,061 ($250,000 times (1+ .04) compounded each year for ten years).
If a Death Benefit is payable at age 100:
The beneficiary receives the $370,061 Contract Value as a Death Benefit in one lump sum.
$195,061 (the total amount minus the investment in the Contract, or $370,061 minus $175,000) of the amount is taxable to the beneficiary.
If annuitization is elected at age 100 using the ten year Payments for a Period Certain, Fixed Dollar Amount Annuity Payout Option:
This example assumes:
The annual payment is assumed to equal to $37,960. This amount is calculated based on the assumed contract value of $370,061 and a crediting rate of 0.56%. The crediting rate is set by us periodically using current interest rates and other factors.
After 10 years, total payments of $379,600 ($37,960 per year times 10 years) will be received.
Based on this assumption:
The exclusion ratio will be 0.461 ($175,000 divided by $379,600). The exclusion ratio represents the portion of your payments that are excludable from federal income tax.
The annual excludable amount is $17,500 ($37,960 times 0.461). This represents the portion of your annual payment that is excludable from federal income tax.
The annual taxable amount is the remainder, $20,460 ($37,960 minus $17,500).
After 10 years, the total taxable amount is $204,600 ($20,460 per year times 10 years).
Total and taxable amounts if the Annuity Commencement Date Deferral Option is elected, the Annuity Commencement Date is deferred to age 100 and the Contract has negative net returns through age 100:
This example assumes:
The Contract has a -2% annual growth, net of fees, compounded annually, for the next ten years.
Based on this assumption, the Contract Value at age 100 is $204,268 ($250,000 times (1 -.02) compounded each year for ten years).
If a Death Benefit is payable at age 100:
The beneficiary receives the $204,268 Contract Value as a Death Benefit in one lump sum.
$29,268 (the total amount minus the investment in the Contract, or $204,268 minus $175,000) of the amount is taxable to the beneficiary.
If annuitization is elected at age 100 using the ten year Payments for a Period Certain, Fixed Dollar Amount Annuity Payout Option:
This example assumes:
The annual payment is assumed to equal to $20,983. This amount is calculated based on the assumed contract value of $204,268 and a crediting rate of 0.56%. The crediting rate is set by us periodically using current interest rates and other factors.
After 10 years, total payments of $209,830 ($20,983 per year times 10 years) will be received.
Based on this assumption:
The exclusion ratio will be 0.834 ($175,000 divided by $209,830). The exclusion ratio represents the portion of your payments that are excludable from federal income tax.
The annual excludable amount is $17,500 ($20,983 times 0.834). This represents the portion of your annual payment that is excludable from federal income tax.
The annual taxable amount is the remainder or $3,483 ($20,983 minus $17,500).
After 10 years, total taxable amount is $34,830 ($3,483 per year times 10 years).
APP D-31

The Statement of Additional Information ("SAI") contains additional information about the Contract, us and the Separate Account, including financial statements. The SAI is dated the same date as this prospectus, and the SAI is incorporated by reference into this prospectus. The SAI is not your personal Variable Annuity Quarterly Statement.
You may request a free copy of the SAI or submit inquiries by:
1)    mailing: Talcott Resolution, P. O. Box, 14293, Lexington, KY 40512-4293
2)    calling: 1-800-862-6668
3)    emailing: asccontactus@talcottresolution.com
4)    Visiting:
Issued by Talcott Resolution Life Insurance Company

Class of Contract	Website Address
Leaders Outlook Series II/IIR	https://vpx.broadridge.com/GetContract1.asp?clientid=talcottvpx&fundid=41659P656
Leaders Outlook Series III	https://vpx.broadridge.com/GetContract1.asp?clientid=talcottvpx&fundid=41659Q381
Nations Outlook VA Series II/IIR	https://vpx.broadridge.com/GetContract1.asp?clientid=talcottvpx&fundid=41659P318
Huntington Leaders Outlook Series II/IIR	https://vpx.broadridge.com/GetContract1.asp?clientid=talcottvpx&fundid=41659P292
Huntington Leaders Outlook Series III	https://vpx.broadridge.com/GetContract1.asp?clientid=talcottvpx&fundid=41659Q399
Classic Leaders Outlook Series II/IIR	https://vpx.broadridge.com/GetContract1.asp?clientid=talcottvpx&fundid=41659P482
Classic Leaders Outlook Series III	https://vpx.broadridge.com/GetContract1.asp?clientid=talcottvpx&fundid=41659Q415
Leaders Select Outlook	https://vpx.broadridge.com/GetContract1.asp?clientid=talcottvpx&fundid=41659Q373
Select Leaders Outlook Series III	https://vpx.broadridge.com/GetContract1.asp?clientid=talcottvpx&fundid=41659Q233
Issued by Talcott Resolution Life and Annuity Insurance Company

Class of Contract	Website Address
Leaders Outlook Series II/IIR	https://vpx.broadridge.com/GetContract1.asp?clientid=talcottvpx&fundid=NRVA02826
Leaders Outlook Series III	https://vpx.broadridge.com/GetContract1.asp?clientid=talcottvpx&fundid=NRVA03799
Wells Fargo Leaders Outlook Series I/IR	https://vpx.broadridge.com/GetContract1.asp?clientid=talcottvpx&fundid=416588192
Wells Fargo Leaders Outlook Series II	https://vpx.broadridge.com/GetContract1.asp?clientid=talcottvpx&fundid=NRVA03824
Select Leaders Outlook Series III	https://vpx.broadridge.com/GetContract1.asp?clientid=talcottvpx&fundid=416589661
You may also obtain reports and other information about the Separate Account on the SEC's website at www.sec.gov, and copies of this information may be obtained, upon payment of a duplicating fee, by electronic request at the following email address: publicinfo@sec.gov.
EDGAR Identifiers:

Contract	Talcott Resolution Life Insurance Company	Talcott Resolution Life and Annuity Insurance Company
Leaders Outlook Series II/IIR/III	C000005827	C000005968
Wells Fargo Leaders Outlook Series I/IR/II		C000059379
Nations Outlook VA Series II/IIR	C000059377
Classic Leaders Outlook Series II/IIR/III	C000059374
Leaders Select Outlook	C000059375
Huntington Leaders Outlook Series II/IIR/III	C000059376
Select Leaders Outlook Series III	C000062646	C000062647

Statement of Additional Information
Talcott Resolution Life Insurance Company
Talcott Resolution Life Insurance Company Separate Account Seven
Leaders Outlook Series II, IIR and III
Nations Outlook Variable Annuity Series II, IIR and III
Huntington Leaders Outlook Series II, IIR and III
Classic Leaders Outlook Series II, IIR and III
Leaders Select Outlook
Select Leaders Outlook Series III

This Statement of Additional Information is not a prospectus. The information contained in this document should be read in conjunction with the prospectus.
To obtain a prospectus, send a written request to Talcott Resolution Life Insurance Company, P. O. Box 14293, Lexington, KY 40512-4293, call 1-800-862-6668, email us at asccontactus@talcottresolution.com, or visit:

Class of Contract	Website Address
Leaders Outlook Series II/IIR	https://vpx.broadridge.com/GetContract1.asp?clientid=talcottvpx&fundid=41659P656
Leaders Outlook Series III	https://vpx.broadridge.com/GetContract1.asp?clientid=talcottvpx&fundid=41659Q381
Nations Outlook VA Series II/IIR	https://vpx.broadridge.com/GetContract1.asp?clientid=talcottvpx&fundid=41659P318
Huntington Leaders Outlook Series II/IIR	https://vpx.broadridge.com/GetContract1.asp?clientid=talcottvpx&fundid=41659P292
Huntington Leaders Outlook Series III	https://vpx.broadridge.com/GetContract1.asp?clientid=talcottvpx&fundid=41659Q399
Classic Leaders Outlook Series II/IIR	https://vpx.broadridge.com/GetContract1.asp?clientid=talcottvpx&fundid=41659P482
Classic Leaders Outlook Series III	https://vpx.broadridge.com/GetContract1.asp?clientid=talcottvpx&fundid=41659Q415
Leaders Select Outlook	https://vpx.broadridge.com/GetContract1.asp?clientid=talcottvpx&fundid=41659Q373
Select Leaders Outlook Series III	https://vpx.broadridge.com/GetContract1.asp?clientid=talcottvpx&fundid=41659Q233

Date of Prospectus: May 2, 2022
Date of Statement of Additional Information: May 2, 2022

2

General Information and History
Talcott Resolution Life Insurance Company
We are a stock life insurance company. Talcott Resolution Life Insurance Company (formerly Hartford Life Insurance Company) is authorized to do business in all states of the United States and the District of Columbia. Talcott Resolution Life Insurance Company was originally incorporated under the laws of Massachusetts on June 5, 1902, and subsequently redomiciled to Connecticut. Our corporate offices are located at 1 Griffin Road North, Windsor, Connecticut 06095-1512. In May 2018 the business was sold by The Hartford Financial Services Group, Inc. to a consortium of investors and renamed Talcott Resolution. On June 30, 2021, pursuant to the Agreement and Plan of Merger dated as of January 18, 2021, by and among Sutton Holdings Investments, Ltd. (“Buyer”), Sutton Holdings Merger Sub, L.P., Hopmeadow Holdings, LP (“HHLP”) and Hopmeadow Holdings GP LLC, the owners of HHLP sold all of the issued and outstanding equity interests in HHLP, a parent of Talcott Resolution Life Insurance Company, to Buyer, an affiliate of Sixth Street, a global investment firm. We are ultimately controlled by A. Michael Muscolino and Alan Waxman.
Talcott Resolution Life Insurance Company Separate Account Seven
The Sub-Accounts are part of Talcott Resolution Life Insurance Company Separate Account Seven, a segregated asset account of Talcott Resolution. The Separate Account is registered as a unit investment trust under the 1940 Act and was established on December 8, 1986. The Separate Account meets the definition of “separate account” under federal securities laws. The Separate Account holds only assets for variable annuity contracts.
Non-Principal Risks of Investing in the Contract
Mixed and Shared Funding Risk
Fund shares may be sold to our other Separate Accounts or other unaffiliated insurance companies to serve as an underlying investment for variable annuity contracts and variable life insurance policies, pursuant to a practice known as mixed and shared funding. As a result, there is a possibility that a material conflict may arise between the interests of Owners, and other Contract Owners investing in these Funds. If a material conflict arises, we will consider what action may be appropriate, including removing the Fund from the Separate Account or replacing the Fund with another underlying Fund.
Money Market Fund Redemption Risk
The Invesco V.I. Government Money Market Fund uses the amortized cost method of valuation to seek to maintain a stable $1.00 net asset value and does not intend to impose liquidity fees or redemption gates on Fund redemptions or exchanges. The Fund's board reserves the right to impose a liquidity fee or redemption gate in the future upon prior notice to shareholders and in conformance to Rule 2a-7 of the 1940 Act. Further detail regarding these changes is set forth in the Fund's prospectus. We may postpone payment of Surrenders with respect to a money market Fund if the board of directors of the underlying money market Fund suspends redemptions in compliance with rules of the SEC or an order of the SEC.
Services
Experts
The consolidated financial statements and the related financial statement schedules of Talcott Resolution Life Insurance Company as of December 31, 2021 (Successor Company) and 2020 (Predecessor Company), and for the period of July 1, 2021 to December 31, 2021 (Successor Company) and the six months ended June 30, 2021 (Predecessor Company), and for the years ended December 31, 2020 and 2019 (Predecessor Company) and the financial statements of each of the individual Sub-accounts which comprise Talcott Resolution Life Insurance Company Separate Account Seven as of December 31, 2021, included in this Registration Statement have been audited by Deloitte & Touche LLP, an independent registered public accounting firm, as stated in their reports. Such financial statements are included in reliance upon the reports of such firm given their authority as experts in accounting and auditing. The principal business address of Deloitte & Touche LLP is CityPlace I, 33rd Floor, 185 Asylum Street, Hartford, Connecticut 06103-3402.
Cognizant Worldwide Limited
Cognizant Worldwide Limited (“Cognizant”) which has its principal office at 1 Kingdom Street, Paddington Central, London, United Kingdom W2 6BD, provides business processing outsourcing services and mail room services to us in connection with our administration of our annuity products. Cognizant is not affiliated with us, the Separate Account or any of our affiliates, including the Contract's principal underwriter, Talcott Distribution Services Company, Inc. We pay Cognizant for its services on a monthly basis for the hours worked and also for per usage fees for other charges. For the past three years, the dollar amount of fees paid to Cognizant has been: 2021: $505,535; 2020: $1,462,378 and 2019: $1,684,369.
Underwriters
Principal Underwriter
The Contracts, which are offered continuously, are distributed by Talcott Resolution Distribution Company, Inc. (“TDC”). TDC serves as Principal Underwriter for the securities issued with respect to the Separate Account. TDC is registered with the
3

Securities and Exchange Commission under the Securities Exchange Act of 1934 as a Broker-Dealer and is a member of the Financial Industry Regulatory Authority, Inc. TDC is an affiliate of ours. Both TDC and Talcott Resolution are ultimately controlled by A. Michael Muscolino and Alan Waxman. The principal business address of TDC is 1 Griffin Road North, Windsor, CT 06095-1512.
Talcott Resolution currently pays TDC underwriting commissions for its role as Principal Underwriter of all variable annuities associated with this Separate Account. For the past three years, the aggregate dollar amount of underwriting commissions paid to TDC in its role as Principal Underwriter has been: 2021: $6,285,998; 2020: $4,357,150; and 2019: $4,765,961.
Other Information
Safekeeping of Assets
We hold title to the assets of the Separate Account. The assets are kept physically segregated and are held separate and apart from our general corporate assets. Records are maintained of all purchases and redemptions of the underlying fund shares held in each of the Sub-Accounts.
Non-Participating
The Contract is non-participating and we pay no dividends.
Misstatement of Age or Sex
If an Annuitant’s age or sex was misstated on the Contract, any Contract payments or benefits will be determined using the correct age and sex. If we have overpaid Annuity Payouts, an adjustment, including interest on the amount of the overpayment, will be made to the next Annuity Payout or Payouts. If we have underpaid due to a misstatement of age or sex, we will credit the next Annuity Payout with the amount we underpaid and credit interest.
Financial Statements
The financial statements of the Company and the Separate Account for the year ended December 31, 2021 follow this page of the SAI. The financial statements of the Company only bear on the Company's ability to meet its obligations under the Contracts and should not be considered as bearing on the investment performance of the Separate Account. The financial statements of the Separate Account present the investment performance of the Separate Account.
4

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Contract Owners of Talcott Resolution Life Insurance Company Separate Account Seven and the Board of Directors of Talcott Resolution Life Insurance Company

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statements of assets and liabilities for each of the Sub-Accounts listed below comprising Talcott Resolution Life Insurance Company Separate Account Seven (the “Account”), as of December 31, 2021, the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes.

American Century VP Value Fund	MFS® Global Equity Series
American Century VP Growth Fund	MFS® Investors Trust Series
AB VPS Balanced Wealth Strategy Portfolio	MFS® Mid Cap Growth Series
AB VPS International Value Portfolio	MFS® New Discovery Series
AB VPS Small/Mid Cap Value Portfolio	MFS® Total Return Series
AB VPS International Growth Portfolio	MFS® Value Series
Invesco V.I. Core Equity Fund	MFS® Total Return Bond Series
Invesco V.I. Government Securities Fund	MFS® Research Series
Invesco V.I. High Yield Fund	MFS® High Yield Portfolio
Invesco V.I. International Growth Fund	BlackRock Global Allocation V.I. Fund
Invesco V.I. Main Street Mid Cap Fund ®	BlackRock Large Cap Focus Growth V.I. Fund
(Formerly Invesco V.I. Mid Cap Core Equity Fund)	BlackRock Equity Dividend V.I. Fund
Invesco V.I. Small Cap Equity Fund	Morgan Stanley VIF Core Plus Fixed Income Portfolio
Invesco V.I. Balanced Risk Allocation Fund	Morgan Stanley VIF Growth Portfolio
Invesco V.I. Diversified Dividend Fund	Morgan Stanley VIF Discovery Portfolio
Invesco V.I. Government Money Market Fund	Invesco V.I. American Value Fund
American Century VP Mid Cap Value Fund
American Funds Insurance Series® Capital World Bond Fund®	BlackRock Capital Appreciation V.I. Fund
American Funds Insurance Series® Capital World Growth and Income Fund®	Columbia Variable Portfolio - Dividend Opportunity Fund
(Formerly American Funds Insurance Series® Global Growth and Income Fund)	Columbia Variable Portfolio - Income Opportunities Fund
American Funds Insurance Series® Asset Allocation Fund	Columbia Variable Portfolio - Mid Cap Growth Fund
American Funds Insurance Series® Washington Mutual Investors Fund℠	Invesco V.I. Capital Appreciation Fund
(Formerly American Funds Insurance Series ® Blue Chip Income and Growth Fund)	(Formerly Invesco Oppenheimer V.I. Capital Appreciation Fund)
American Funds Insurance Series® The Bond Fund of America	Invesco V.I. Global Fund
(Formerly American Funds Insurance Series® Bond Fund)	(Formerly Invesco Oppenheimer V.I. Global Fund)
American Funds Insurance Series® Global Growth Fund	Invesco V.I. Main Street Fund®
American Funds Insurance Series® Growth Fund	(Formerly Invesco Oppenheimer V.I. Main Street Fund)
American Funds Insurance Series® Growth-Income Fund	Invesco V.I. Main Street Small Cap Fund®
American Funds Insurance Series® International Fund	(Formerly Invesco Oppenheimer V.I. Main Street Small Cap Fund)
American Funds Insurance Series® New World Fund®	Putnam VT Diversified Income Fund
American Funds Insurance Series® Global Small Capitalization Fund	Putnam VT Global Asset Allocation Fund
Columbia Variable Portfolio - Small Company Growth Fund	Putnam VT Growth Opportunities Fund
Allspring VT Omega Growth Fund	Putnam VT International Value Fund
(Formerly Wells Fargo VT Omega Growth Fund)	Putnam VT International Equity Fund
Fidelity® VIP Growth Portfolio	Putnam VT Small Cap Value Fund
Fidelity® VIP Contrafund® Portfolio	JPMorgan Insurance Trust Core Bond Portfolio
Fidelity® VIP Mid Cap Portfolio	JPMorgan Insurance Trust U.S. Equity Portfolio
Fidelity® VIP Value Strategies Portfolio	JPMorgan Insurance Trust Mid Cap Value Portfolio

Fidelity® VIP Dynamic Capital Appreciation Portfolio	Putnam VT Large Cap Value Fund
Fidelity® VIP Strategic Income Portfolio	(Formerly Putnam VT Equity Income Fund)
Franklin Rising Dividends VIP Fund	PIMCO VIT All Asset Portfolio
Franklin Income VIP Fund	PIMCO StocksPLUS® Global Portfolio
Franklin Large Cap Growth VIP Fund	PSF PGIM Jennison Focused Blend Portfolio
Franklin Global Real Estate VIP Fund	(Formerly Prudential Series Jennison 20/20 Focus Portfolio)
Franklin Small-Mid Cap Growth VIP Fund	PSF PGIM Jennison Growth Portfolio
Franklin Small Cap Value VIP Fund	(Formerly Prudential Series Jennison Portfolio)
Franklin Strategic Income VIP Fund	PSF PGIM Jennison Value Portfolio
Franklin Mutual Shares VIP Fund	(Formerly Prudential Series Value Portfolio)
Templeton Developing Markets VIP Fund	PSF International Growth Portfolio
Templeton Foreign VIP Fund	(Formerly Prudential Series SP International Growth Portfolio)
Templeton Growth VIP Fund	ClearBridge Variable Dividend Strategy Portfolio
Franklin Mutual Global Discovery VIP Fund	Western Asset Variable Global High Yield Bond Portfolio
Franklin DynaTech VIP Fund	Clearbridge Variable Large Cap Value Portfolio
(Formerly Franklin Flex Cap Growth VIP Fund)	Invesco V.I. Growth and Income Fund
Templeton Global Bond VIP Fund	Invesco V.I. Comstock Fund
Hartford Balanced HLS Fund	Invesco V.I. American Franchise Fund
Hartford Total Return Bond HLS Fund	Allspring VT Index Asset Allocation Fund
Hartford Capital Appreciation HLS Fund	(Formerly Wells Fargo VT Index Asset Allocation Fund)
Hartford Dividend and Growth HLS Fund	Allspring VT International Equity Fund
Hartford Healthcare HLS Fund	(Formerly Wells Fargo VT International Equity Fund)
Hartford Disciplined Equity HLS Fund	Allspring VT Small Cap Growth Fund
Hartford MidCap HLS Fund	(Formerly Wells Fargo VT Small Cap Growth Fund)
Hartford International Opportunities HLS Fund	Allspring VT Discovery Fund
Hartford Ultrashort Bond HLS Fund	(Formerly Wells Fargo VT Discovery Fund)
Hartford Small Company HLS Fund	Allspring VT Opportunity Fund
Hartford SmallCap Growth HLS Fund	(Formerly Wells Fargo VT Opportunity Fund)
Hartford Stock HLS Fund	MFS® Core Equity Portfolio
Lord Abbett Series Fund - Fundamental Equity Portfolio	MFS® Massachusetts Investors Growth Stock Portfolio
Lord Abbett Series Fund - Dividend Growth Portfolio	MFS® Research International Portfolio
Lord Abbett Series Fund - Bond Debenture Portfolio	Columbia Variable Portfolio - Large Cap Growth Fund
Lord Abbett Series Fund - Growth and Income Portfolio	Columbia Variable Portfolio - Overseas Core Fund
MFS® Growth Series	CTIVP® – Loomis Sayles Growth Fund

We have also audited the accompanying statements of assets and liabilities of Invesco V.I. Discovery Mid Cap Growth Fund (Formerly Invesco Oppenheimer V.I. Discovery Mid Cap Growth Fund), AB VPS Growth and Income Portfolio, BlackRock S&P 500 Index V.I. Fund, and BlackRock Managed Volatility V.I. Fund, and the related statements of operations, statements of changes in net assets, and financial highlights for the periods indicated in the table below, and the related notes. We have also audited the Rational Trend Aggregation VA Fund, Rational Insider Buying VA Fund, and Invesco V.I. Value Opportunities Fund statements of operations, statements of changes in net assets, and financial highlights for the periods indicated in the table below, and the related notes.

Sub-Account	Statements of Assets and Liabilities	Statements of Operations	Statements of Changes in Net Assets	Financial Highlights
	As of	For the	For the	For the
Rational Trend Aggregation VA Fund	Non Applicable	Period from January 1, 2021 to July 30, 2021	Period from January 1, 2021 to July 30, 2021 and the year ended December 31, 2020	Period from January 1, 2021 to July 30, 2021 and the four years ended December 31, 2020
Rational Insider Buying VA Fund	Non Applicable	Period from January 1, 2021 to November 30, 2021	Period from January 1, 2021 to November 30, 2021 and the year ended December 31, 2020	Period from January 1, 2021 to November 30, 2021 and the four years ended December 31, 2020
Invesco V.I. Value Opportunities Fund	Non Applicable	Period from January 1, 2021 to April 30, 2021	Period from January 1, 2021 to April 30, 2021 and the year ended December 31, 2020	Period from January 1, 2021 to April 30, 2021 and the four years ended December 31, 2020
Invesco V.I. Discovery Mid Cap Growth Fund	December 31, 2021	Year ended December 31, 2021	Year ended December 31, 2021 and the period from April 30, 2020 to December 31, 2020	Year ended December 31, 2021 and the period from April 30, 2020 to December 31, 2020
AB VPS Growth and Income Portfolio	December 31, 2021	Year ended December 31, 2021	Two years in the period ended December 31, 2021	Two years in the period ended December 31, 2021 and the period from April 30, 2019 to December 31, 2019
BlackRock S&P 500 Index V.I. Fund	December 31, 2021	Year ended December 31, 2021	Two years in the period ended December 31, 2021	Three years in the period ended December 31, 2021 and the period from April 20, 2018 to December 31, 2018
BlackRock Managed Volatility V.I. Fund	December 31, 2021	Year ended December 31, 2021	Two years in the period ended December 31, 2021	Three years in the period ended December 31, 2020 and the period from April 20, 2018 to December 31, 2018

In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of each of the Sub-Accounts listed above comprising Talcott Resolution Life Insurance Company Separate Account Seven as of December 31, 2021, and the results of their operations for the year then ended (or for the period listed in the table above), the changes in their net assets for each of the two years in the period then ended (or for the period listed in the table above), and the financial highlights for each of the five years in the period then ended (or for the period listed in the table above), in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Account’s management. Our responsibility is to express an opinion on the Account’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Account in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Account is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Account’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2021, by correspondence with the mutual fund companies. We believe that our audits provide a reasonable basis for our opinion.

/s/ DELOITTE & TOUCHE LLP

Hartford, Connecticut

April 13, 2022

We have served as the auditor of the Sub-Accounts that comprise Talcott Resolution Life Insurance Company Separate Account Seven since 2002.

SEPARATE ACCOUNT SEVEN
Talcott Resolution Life Insurance Company
Statements of Assets and Liabilities
December 31, 2021

	American Century VP Value Fund	American Century VP Growth Fund	AB VPS Balanced Wealth Strategy Portfolio	AB VPS International Value Portfolio	AB VPS Small/Mid Cap Value Portfolio	AB VPS International Growth Portfolio	Invesco V.I. Core Equity Fund	Invesco V.I. Government Securities Fund	Invesco V.I. High Yield Fund	Invesco V.I. International Growth Fund
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account

Assets:
Investments, at fair value
class 1	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—
class 2	—	—	—	—	—	—	—	—	—	—
class 4	—	—	—	—	—	—	—	—	—	—
class ADV	—	—	—	—	—	—	—	—	—	—
class B	—	—	2,722,089	3,318,596	1,342,432	386,001	—	—	—	—
class I	—	—	—	—	—	—	—	—	—	—
class IA	—	—	—	—	—	—	—	—	—	—
class IB	—	—	—	—	—	—	—	—	—	—
class II	1,180,285	82,132	—	—	—	—	—	—	—	—
class III	—	—	—	—	—	—	—	—	—	—
class INIT	—	—	—	—	—	—	—	—	—	—
class S1	—	—	—	—	—	—	26,547,907	60,612,627	453,867	17,596,614
class S2	—	—	—	—	—	—	816,724	—	—	6,530,637
class SRV	—	—	—	—	—	—	—	—	—	—
class SRV2	—	—	—	—	—	—	—	—	—	—
class VC	—	—	—	—	—	—	—	—	—	—
class - N/A	—	—	—	—	—	—	—	—	—	—
Total investments	1,180,285	82,132	2,722,089	3,318,596	1,342,432	386,001	27,364,631	60,612,627	453,867	24,127,251
Due from Sponsor Company	—	—	—	—	—	—	—	—	—	—
Receivable for fund shares sold	22	1	3,482	144	199	19	4,980	3,585	35	1,442
Other assets	—	1	1	1	—	1	—	—	1	1
Total assets	1,180,307	82,134	2,725,572	3,318,741	1,342,631	386,021	27,369,611	60,616,212	453,903	24,128,694

Liabilities:
Due to Sponsor Company	22	1	3,482	144	199	19	4,980	3,585	35	1,442
Payable for fund shares purchased	—	—	—	—	—	—	—	—	—	—
Other liabilities	—	—	—	—	1	—	3	6	—	—
Total liabilities	22	1	3,482	144	200	19	4,983	3,591	35	1,442

Net assets:
For contract liabilities	$1,180,285	$82,133	$2,722,090	$3,318,597	$1,342,431	$386,002	$27,364,628	$60,612,621	$453,868	$24,127,252

Contract Liabilities:
class 1	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—
class 2	—	—	—	—	—	—	—	—	—	—
class 4	—	—	—	—	—	—	—	—	—	—
class ADV	—	—	—	—	—	—	—	—	—	—
class B	—	—	2,722,090	3,318,597	1,342,431	386,002	—	—	—	—
class I	—	—	—	—	—	—	—	—	—	—
class IA	—	—	—	—	—	—	—	—	—	—
class IB	—	—	—	—	—	—	—	—	—	—
class II	1,180,285	82,133	—	—	—	—	—	—	—	—
class III	—	—	—	—	—	—	—	—	—	—
class INIT	—	—	—	—	—	—	—	—	—	—
class S1	—	—	—	—	—	—	26,547,905	60,612,621	453,868	17,596,615
class S2	—	—	—	—	—	—	816,723	—	—	6,530,637
class SRV	—	—	—	—	—	—	—	—	—	—
class SRV2	—	—	—	—	—	—	—	—	—	—
class VC	—	—	—	—	—	—	—	—	—	—
class - N/A	—	—	—	—	—	—	—	—	—	—
Total contract liabilities	$1,180,285	$82,133	$2,722,090	$3,318,597	$1,342,431	$386,002	$27,364,628	$60,612,621	$453,868	$24,127,252

Shares:
class 1	—	—	—	—	—	—	—	—	—	—
class 2	—	—	—	—	—	—	—	—	—	—
class 4	—	—	—	—	—	—	—	—	—	—
class ADV	—	—	—	—	—	—	—	—	—	—
class B	—	—	235,068	212,458	57,938	14,528	—	—	—	—
class I	—	—	—	—	—	—	—	—	—	—
class IA	—	—	—	—	—	—	—	—	—	—
class IB	—	—	—	—	—	—	—	—	—	—
class II	86,215	3,783	—	—	—	—	—	—	—	—
class III	—	—	—	—	—	—	—	—	—	—
class INIT	—	—	—	—	—	—	—	—	—	—
class S1	—	—	—	—	—	—	702,511	5,279,846	86,781	424,936
class S2	—	—	—	—	—	—	21,739	—	—	160,379
class SRV	—	—	—	—	—	—	—	—	—	—
class SRV2	—	—	—	—	—	—	—	—	—	—
class VC	—	—	—	—	—	—	—	—	—	—
class - N/A	—	—	—	—	—	—	—	—	—	—
Total shares	86,215	3,783	235,068	212,458	57,938	14,528	724,250	5,279,846	86,781	585,315

Cost	$763,977	$59,909	$2,549,892	$2,770,167	$1,004,490	$280,629	$22,353,780	$62,836,205	$466,907	$18,843,514

Deferred contracts in the accumulation period:
Units owned by participants #	41,366	1,830	143,703	400,600	42,300	26,772	1,058,435	43,413,557	165,741	5,420,679
Minimum unit fair value #*	$26.173946	$44.882574	$16.577457	$7.048435	$26.648943	$11.872279	$2.153633	$1.166618	$1.988689	$2.895018
Maximum unit fair value #*	$30.086124	$44.882574	$28.256774	$16.736638	$48.083889	$23.908908	$39.337168	$9.923890	$23.243025	$25.453068
Contract liability	$1,180,285	$82,133	$2,722,090	$3,304,931	$1,340,890	$386,002	$27,055,463	$59,184,965	$451,419	$23,885,067

Contracts in payout (annuitization) period:
Units owned by participants #	—	—	—	1,652	49	—	11,053	999,005	1,051	57,918
Minimum unit fair value #*	$—	$—	$—	$7.927882	$31.458069	$—	$2.383621	$1.363314	$2.329674	$3.386852
Maximum unit fair value #*	$—	$—	$—	$8.378931	$31.458069	$—	$32.697128	$1.479771	$2.329674	$17.281278
Contract liability	$—	$—	$—	$13,666	$1,541	$—	$309,165	$1,427,656	$2,449	$242,185

# Rounded units/unit fair values
* For Sub-Accounts with only one unit fair value, the unit fair value is illustrated in both the minimum and maximum unit fair value rows.

The accompanying notes are an integral part of these financial statements.
.

SEPARATE ACCOUNT SEVEN
Talcott Resolution Life Insurance Company
Statements of Assets and Liabilities (continued)
December 31, 2021

	Invesco V.I. Main Street Mid Cap Fund®	Invesco V.I. Small Cap Equity Fund	Invesco V.I. Balanced-Risk Allocation Fund	Invesco V.I. Diversified Dividend Fund	Invesco V.I. Government Money Market Fund	American Century VP Mid Cap Value Fund	AB VPS Growth and Income Portfolio	American Funds Insurance Series® Capital World Bond Fund®	American Funds Insurance Series® Capital World Growth and Income Fund®	American Funds Insurance Series® Asset Allocation Fund
	Sub-Account (1)	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account (2)	Sub-Account

Assets:
Investments, at fair value
class 1	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—
class 2	—	—	—	—	—	—	—	15,836,394	32,910,263	129,482,055
class 4	—	—	—	—	—	—	—	1,887,534	5,706,743	8,172,455
class ADV	—	—	—	—	—	—	—	—	—	—
class B	—	—	—	—	—	—	282,670	—	—	—
class I	—	—	—	—	—	—	—	—	—	—
class IA	—	—	—	—	—	—	—	—	—	—
class IB	—	—	—	—	—	—	—	—	—	—
class II	—	—	—	—	—	96,818	—	—	—	—
class III	—	—	—	—	—	—	—	—	—	—
class INIT	—	—	—	—	—	—	—	—	—	—
class S1	25,725,951	16,764,829	—	—	45,799,924	—	—	—	—	—
class S2	7,408	2,563,586	863,291	6,731	1,944,416	—	—	—	—	—
class SRV	—	—	—	—	—	—	—	—	—	—
class SRV2	—	—	—	—	—	—	—	—	—	—
class VC	—	—	—	—	—	—	—	—	—	—
class - N/A	—	—	—	—	—	—	—	—	—	—
Total investments	25,733,359	19,328,415	863,291	6,731	47,744,340	96,818	282,670	17,723,928	38,617,006	137,654,510
Due from Sponsor Company	—	—	—	—	—	—	—	—	—	—
Receivable for fund shares sold	7,746	2,579	3,116	—	3,263	2	15	1,377	4,278	111,049
Other assets	—	—	—	—	3	—	—	—	5	2
Total assets	25,741,105	19,330,994	866,407	6,731	47,747,606	96,820	282,685	17,725,305	38,621,289	137,765,561

Liabilities:
Due to Sponsor Company	7,746	2,579	3,116	—	3,263	2	15	1,377	4,278	111,049
Payable for fund shares purchased	—	—	—	—	—	—	—	—	—	—
Other liabilities	4	—	—	1	—	1	—	4	—	—
Total liabilities	7,750	2,579	3,116	1	3,263	3	15	1,381	4,278	111,049

Net assets:
For contract liabilities	$25,733,355	$19,328,415	$863,291	$6,730	$47,744,343	$96,817	$282,670	$17,723,924	$38,617,011	$137,654,512

Contract Liabilities:
class 1	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—
class 2	—	—	—	—	—	—	—	15,836,391	32,910,268	129,482,057
class 4	—	—	—	—	—	—	—	1,887,533	5,706,743	8,172,455
class ADV	—	—	—	—	—	—	—	—	—	—
class B	—	—	—	—	—	—	282,670	—	—	—
class I	—	—	—	—	—	—	—	—	—	—
class IA	—	—	—	—	—	—	—	—	—	—
class IB	—	—	—	—	—	—	—	—	—	—
class II	—	—	—	—	—	96,817	—	—	—	—
class III	—	—	—	—	—	—	—	—	—	—
class INIT	—	—	—	—	—	—	—	—	—	—
class S1	25,725,947	16,764,831	—	—	45,799,926	—	—	—	—	—
class S2	7,408	2,563,584	863,291	6,730	1,944,417	—	—	—	—	—
class SRV	—	—	—	—	—	—	—	—	—	—
class SRV2	—	—	—	—	—	—	—	—	—	—
class VC	—	—	—	—	—	—	—	—	—	—
class - N/A	—	—	—	—	—	—	—	—	—	—
Total contract liabilities	$25,733,355	$19,328,415	$863,291	$6,730	$47,744,343	$96,817	$282,670	$17,723,924	$38,617,011	$137,654,512

Shares:
class 1	—	—	—	—	—	—	—	—	—	—
class 2	—	—	—	—	—	—	—	1,353,538	1,790,548	4,505,291
class 4	—	—	—	—	—	—	—	163,140	316,338	286,150
class ADV	—	—	—	—	—	—	—	—	—	—
class B	—	—	—	—	—	—	7,826	—	—	—
class I	—	—	—	—	—	—	—	—	—	—
class IA	—	—	—	—	—	—	—	—	—	—
class IB	—	—	—	—	—	—	—	—	—	—
class II	—	—	—	—	—	3,865	—	—	—	—
class III	—	—	—	—	—	—	—	—	—	—
class INIT	—	—	—	—	—	—	—	—	—	—
class S1	1,983,497	713,701	—	—	45,799,924	—	—	—	—	—
class S2	590	117,866	81,829	228	1,944,416	—	—	—	—	—
class SRV	—	—	—	—	—	—	—	—	—	—
class SRV2	—	—	—	—	—	—	—	—	—	—
class VC	—	—	—	—	—	—	—	—	—	—
class - N/A	—	—	—	—	—	—	—	—	—	—
Total shares	1,984,087	831,567	81,829	228	47,744,340	3,865	7,826	1,516,678	2,106,886	4,791,441

Cost	$23,427,610	$15,007,928	$891,089	$4,092	$47,744,340	$68,252	$261,045	$17,670,481	$27,711,619	$95,547,605

Deferred contracts in the accumulation period:
Units owned by participants #	6,817,489	516,944	51,196	275	5,224,842	3,226	19,397	1,392,328	1,690,257	4,617,437
Minimum unit fair value #*	$3.257182	$25.945427	$15.283831	$24.442023	$8.144581	$27.596922	$13.661516	$9.777565	$13.887740	$13.954198
Maximum unit fair value #*	$32.396677	$45.584897	$18.761536	$24.442023	$10.095488	$30.610848	$14.134566	$15.056885	$33.612020	$40.282290
Contract liability	$25,517,366	$19,097,340	$863,291	$6,730	$47,176,079	$96,817	$268,615	$17,559,705	$37,992,791	$135,904,126

Contracts in payout (annuitization) period:
Units owned by participants #	54,989	5,667	—	—	61,639	—	1,006	11,968	25,316	54,473
Minimum unit fair value #*	$3.845010	$28.979858	$—	$—	$8.951693	$—	$13.975092	$13.127032	$14.548699	$14.457265
Maximum unit fair value #*	$4.131121	$41.905183	$—	$—	$9.387848	$—	$13.975092	$15.056885	$26.399396	$40.282290
Contract liability	$215,989	$231,075	$—	$—	$568,264	$—	$14,055	$164,219	$624,220	$1,750,386

# Rounded units/unit fair values
* For Sub-Accounts with only one unit fair value, the unit fair value is illustrated in both the minimum and maximum unit fair value rows.

The accompanying notes are an integral part of these financial statements.
.

SEPARATE ACCOUNT SEVEN
Talcott Resolution Life Insurance Company
Statements of Assets and Liabilities (continued)
December 31, 2021

	American Funds Insurance Series® Washington Mutual Investors FundSM	American Funds Insurance Series® The Bond Fund of America®	American Funds Insurance Series® Global Growth Fund	American Funds Insurance Series® Growth Fund	American Funds Insurance Series® Growth-Income Fund	American Funds Insurance Series® International Fund	American Funds Insurance Series® New World Fund®	American Funds Insurance Series® Global Small Capitalization Fund	Columbia Variable Portfolio - Small Company Growth Fund	Allspring VT Omega Growth Fund
	Sub-Account (3)	Sub-Account (4)	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account (5)

Assets:
Investments, at fair value
class 1	$—	$—	$—	$—	$—	$—	$—	$—	$5,270,128	$679,542
class 2	71,235,726	93,668,314	51,562,169	495,128,342	319,466,838	56,140,935	23,543,388	29,454,794	—	11,539
class 4	3,745,131	16,840,296	3,325,649	40,395,983	21,766,729	18,186,635	3,254,159	4,857,846	—	—
class ADV	—	—	—	—	—	—	—	—	—	—
class B	—	—	—	—	—	—	—	—	—	—
class I	—	—	—	—	—	—	—	—	—	—
class IA	—	—	—	—	—	—	—	—	—	—
class IB	—	—	—	—	—	—	—	—	—	—
class II	—	—	—	—	—	—	—	—	—	—
class III	—	—	—	—	—	—	—	—	—	—
class INIT	—	—	—	—	—	—	—	—	—	—
class S1	—	—	—	—	—	—	—	—	—	—
class S2	—	—	—	—	—	—	—	—	—	—
class SRV	—	—	—	—	—	—	—	—	—	—
class SRV2	—	—	—	—	—	—	—	—	—	—
class VC	—	—	—	—	—	—	—	—	—	—
class - N/A	—	—	—	—	—	—	—	—	—	—
Total investments	74,980,857	110,508,610	54,887,818	535,524,325	341,233,567	74,327,570	26,797,547	34,312,640	5,270,128	691,081
Due from Sponsor Company	—	139,340	—	—	—	—	—	—	—	—
Receivable for fund shares sold	18,004	—	192,180	172,329	217,677	22,626	6,103	21,710	1,458	33
Other assets	—	1	—	3	3	1	1	3	—	—
Total assets	74,998,861	110,647,951	55,079,998	535,696,657	341,451,247	74,350,197	26,803,651	34,334,353	5,271,586	691,114

Liabilities:
Due to Sponsor Company	18,004	—	192,180	172,329	217,677	22,626	6,103	21,710	1,458	33
Payable for fund shares purchased	—	139,340	—	—	—	—	—	—	—	—
Other liabilities	2	—	4	—	—	—	—	—	1	1
Total liabilities	18,006	139,340	192,184	172,329	217,677	22,626	6,103	21,710	1,459	34

Net assets:
For contract liabilities	$74,980,855	$110,508,611	$54,887,814	$535,524,328	$341,233,570	$74,327,571	$26,797,548	$34,312,643	$5,270,127	$691,080

Contract Liabilities:
class 1	$—	$—	$—	$—	$—	$—	$—	$—	$5,270,127	$679,541
class 2	71,235,723	93,668,316	51,562,166	495,128,340	319,466,838	56,140,935	23,543,390	29,454,794	—	11,539
class 4	3,745,132	16,840,295	3,325,648	40,395,988	21,766,732	18,186,636	3,254,158	4,857,849	—	—
class ADV	—	—	—	—	—	—	—	—	—	—
class B	—	—	—	—	—	—	—	—	—	—
class I	—	—	—	—	—	—	—	—	—	—
class IA	—	—	—	—	—	—	—	—	—	—
class IB	—	—	—	—	—	—	—	—	—	—
class II	—	—	—	—	—	—	—	—	—	—
class III	—	—	—	—	—	—	—	—	—	—
class INIT	—	—	—	—	—	—	—	—	—	—
class S1	—	—	—	—	—	—	—	—	—	—
class S2	—	—	—	—	—	—	—	—	—	—
class SRV	—	—	—	—	—	—	—	—	—	—
class SRV2	—	—	—	—	—	—	—	—	—	—
class VC	—	—	—	—	—	—	—	—	—	—
class - N/A	—	—	—	—	—	—	—	—	—	—
Total contract liabilities	$74,980,855	$110,508,611	$54,887,814	$535,524,328	$341,233,570	$74,327,571	$26,797,548	$34,312,643	$5,270,127	$691,080

Shares:
class 1	—	—	—	—	—	—	—	—	216,077	15,550
class 2	3,995,273	8,469,107	1,147,356	3,920,877	4,808,351	2,484,112	747,884	894,195	—	277
class 4	211,470	1,529,545	74,616	326,327	331,962	815,179	104,166	147,386	—	—
class ADV	—	—	—	—	—	—	—	—	—	—
class B	—	—	—	—	—	—	—	—	—	—
class I	—	—	—	—	—	—	—	—	—	—
class IA	—	—	—	—	—	—	—	—	—	—
class IB	—	—	—	—	—	—	—	—	—	—
class II	—	—	—	—	—	—	—	—	—	—
class III	—	—	—	—	—	—	—	—	—	—
class INIT	—	—	—	—	—	—	—	—	—	—
class S1	—	—	—	—	—	—	—	—	—	—
class S2	—	—	—	—	—	—	—	—	—	—
class SRV	—	—	—	—	—	—	—	—	—	—
class SRV2	—	—	—	—	—	—	—	—	—	—
class VC	—	—	—	—	—	—	—	—	—	—
class - N/A	—	—	—	—	—	—	—	—	—	—
Total shares	4,206,743	9,998,652	1,221,972	4,247,204	5,140,313	3,299,291	852,050	1,041,581	216,077	15,827

Cost	$51,372,013	$110,260,554	$32,884,229	$309,545,174	$220,057,545	$62,799,452	$18,254,537	$22,962,932	$3,881,225	$464,439

Deferred contracts in the accumulation period:
Units owned by participants #	23,250,230	6,833,380	1,275,461	10,339,462	8,736,487	4,064,643	778,730	1,013,879	762,415	150,459
Minimum unit fair value #*	$2.630303	$10.485118	$17.591385	$22.834648	$16.632634	$11.301948	$13.773039	$15.613310	$4.285554	$3.374024
Maximum unit fair value #*	$38.182010	$20.858050	$61.317860	$80.106112	$54.816442	$27.748726	$55.015001	$51.946052	$60.846440	$62.319509
Contract liability	$73,709,215	$108,872,936	$54,491,375	$529,051,859	$336,796,790	$73,701,788	$26,555,214	$34,058,362	$5,159,299	$689,544

Contracts in payout (annuitization) period:
Units owned by participants #	389,400	91,555	7,725	110,876	103,324	28,562	6,541	6,160	22,075	408
Minimum unit fair value #*	$3.075803	$10.984033	$41.255637	$23.920755	$17.424073	$11.839914	$14.686453	$16.356381	$5.020557	$3.765221
Maximum unit fair value #*	$15.504223	$20.858050	$61.317860	$80.106112	$54.816442	$27.740086	$50.572813	$51.946052	$5.020557	$3.765221
Contract liability	$1,271,640	$1,635,675	$396,439	$6,472,469	$4,436,780	$625,783	$242,334	$254,281	$110,828	$1,536

# Rounded units/unit fair values
* For Sub-Accounts with only one unit fair value, the unit fair value is illustrated in both the minimum and maximum unit fair value rows.

The accompanying notes are an integral part of these financial statements.

SEPARATE ACCOUNT SEVEN
Talcott Resolution Life Insurance Company
Statements of Assets and Liabilities (continued)
December 31, 2021

	Fidelity® VIP Growth Portfolio	Fidelity® VIP Contrafund® Portfolio	Fidelity® VIP Mid Cap Portfolio	Fidelity® VIP Value Strategies Portfolio	Fidelity® VIP Dynamic Capital Appreciation Portfolio	Fidelity® VIP Strategic Income Portfolio	Franklin Rising Dividends VIP Fund	Franklin Income VIP Fund	Franklin Large Cap Growth VIP Fund	Franklin Global Real Estate VIP Fund
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account

Assets:
Investments, at fair value
class 1	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—
class 2	—	—	—	—	—	—	146,615,920	202,249,091	26,960,299	456,929
class 4	—	—	—	—	—	—	833,320	22,518,802	—	—
class ADV	—	—	—	—	—	—	—	—	—	—
class B	—	—	—	—	—	—	—	—	—	—
class I	—	—	—	—	—	—	—	—	—	—
class IA	—	—	—	—	—	—	—	—	—	—
class IB	—	—	—	—	—	—	—	—	—	—
class II	—	—	—	—	—	—	—	—	—	—
class III	—	—	—	—	—	—	—	—	—	—
class INIT	—	—	—	—	—	—	—	—	—	—
class S1	—	—	—	—	—	—	—	—	—	—
class S2	—	—	—	—	—	—	—	—	—	—
class SRV	—	—	—	—	—	—	—	—	—	—
class SRV2	1,785,604	14,754,650	9,892,608	755,940	238,623	72,242	—	—	—	—
class VC	—	—	—	—	—	—	—	—	—	—
class - N/A	—	—	—	—	—	—	—	—	—	—
Total investments	1,785,604	14,754,650	9,892,608	755,940	238,623	72,242	147,449,240	224,767,893	26,960,299	456,929
Due from Sponsor Company	—	—	—	—	—	—	—	—	—	—
Receivable for fund shares sold	79	8,837	1,273	38	11	1	177,275	64,677	1,523	20
Other assets	—	—	1	—	1	—	—	—	—	—
Total assets	1,785,683	14,763,487	9,893,882	755,978	238,635	72,243	147,626,515	224,832,570	26,961,822	456,949

Liabilities:
Due to Sponsor Company	79	8,837	1,273	38	11	1	177,275	64,677	1,523	20
Payable for fund shares purchased	—	—	—	—	—	—	—	—	—	—
Other liabilities	—	—	—	2	—	—	3	5	—	—
Total liabilities	79	8,837	1,273	40	11	1	177,278	64,682	1,523	20

Net assets:
For contract liabilities	$1,785,604	$14,754,650	$9,892,609	$755,938	$238,624	$72,242	$147,449,237	$224,767,888	$26,960,299	$456,929

Contract Liabilities:
class 1	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—
class 2	—	—	—	—	—	—	146,615,917	202,249,088	26,960,299	456,929
class 4	—	—	—	—	—	—	833,320	22,518,800	—	—
class ADV	—	—	—	—	—	—	—	—	—	—
class B	—	—	—	—	—	—	—	—	—	—
class I	—	—	—	—	—	—	—	—	—	—
class IA	—	—	—	—	—	—	—	—	—	—
class IB	—	—	—	—	—	—	—	—	—	—
class II	—	—	—	—	—	—	—	—	—	—
class III	—	—	—	—	—	—	—	—	—	—
class INIT	—	—	—	—	—	—	—	—	—	—
class S1	—	—	—	—	—	—	—	—	—	—
class S2	—	—	—	—	—	—	—	—	—	—
class SRV	—	—	—	—	—	—	—	—	—	—
class SRV2	1,785,604	14,754,650	9,892,609	755,938	238,624	72,242	—	—	—	—
class VC	—	—	—	—	—	—	—	—	—	—
class - N/A	—	—	—	—	—	—	—	—	—	—
Total contract liabilities	$1,785,604	$14,754,650	$9,892,609	$755,938	$238,624	$72,242	$147,449,237	$224,767,888	$26,960,299	$456,929

Shares:
class 1	—	—	—	—	—	—	—	—	—	—
class 2	—	—	—	—	—	—	4,139,354	12,067,368	932,237	26,155
class 4	—	—	—	—	—	—	23,480	1,306,953	—	—
class ADV	—	—	—	—	—	—	—	—	—	—
class B	—	—	—	—	—	—	—	—	—	—
class I	—	—	—	—	—	—	—	—	—	—
class IA	—	—	—	—	—	—	—	—	—	—
class IB	—	—	—	—	—	—	—	—	—	—
class II	—	—	—	—	—	—	—	—	—	—
class III	—	—	—	—	—	—	—	—	—	—
class INIT	—	—	—	—	—	—	—	—	—	—
class S1	—	—	—	—	—	—	—	—	—	—
class S2	—	—	—	—	—	—	—	—	—	—
class SRV	—	—	—	—	—	—	—	—	—	—
class SRV2	17,960	280,987	251,145	45,566	12,659	6,222	—	—	—	—
class VC	—	—	—	—	—	—	—	—	—	—
class - N/A	—	—	—	—	—	—	—	—	—	—
Total shares	17,960	280,987	251,145	45,566	12,659	6,222	4,162,834	13,374,321	932,237	26,155

Cost	$1,241,938	$8,692,166	$7,726,066	$550,594	$156,536	$71,893	$95,812,840	$201,573,585	$19,670,976	$395,511

Deferred contracts in the accumulation period:
Units owned by participants #	36,702	378,566	330,590	23,401	5,728	3,889	3,017,448	8,380,916	635,048	14,173
Minimum unit fair value #*	$41.061642	$32.041176	$25.219499	$25.647102	$36.590205	$18.382858	$37.022962	$16.331592	$36.965862	$27.191815
Maximum unit fair value #*	$71.593373	$60.531420	$44.679269	$50.225344	$41.442478	$18.730886	$56.733550	$32.641271	$50.468846	$32.738880
Contract liability	$1,785,604	$14,727,672	$9,814,383	$755,938	$222,124	$72,242	$145,011,387	$220,927,498	$26,749,802	$445,643

Contracts in payout (annuitization) period:
Units owned by participants #	—	754	2,691	—	421	—	47,681	132,691	4,653	365
Minimum unit fair value #*	$—	$35.791814	$28.171857	$—	$39.211218	$—	$48.399727	$18.369753	$43.546298	$30.947831
Maximum unit fair value #*	$—	$35.791814	$29.775145	$—	$39.211218	$—	$52.152757	$30.005897	$46.673334	$30.947831
Contract liability	$—	$26,978	$78,226	$—	$16,500	$—	$2,437,850	$3,840,390	$210,497	$11,286

# Rounded units/unit fair values
* For Sub-Accounts with only one unit fair value, the unit fair value is illustrated in both the minimum and maximum unit fair value rows.

The accompanying notes are an integral part of these financial statements.

SEPARATE ACCOUNT SEVEN
Talcott Resolution Life Insurance Company
Statements of Assets and Liabilities (continued)
December 31, 2021

	Franklin Small-Mid Cap Growth VIP Fund	Franklin Small Cap Value VIP Fund	Franklin Strategic Income VIP Fund	Franklin Mutual Shares VIP Fund	Templeton Developing Markets VIP Fund	Templeton Foreign VIP Fund	Templeton Growth VIP Fund	Franklin Mutual Global Discovery VIP Fund	Franklin DynaTech VIP Fund	Templeton Global Bond VIP Fund
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account (6)	Sub-Account

Assets:
Investments, at fair value
class 1	$—	$—	$52,937,819	$—	$10,634,291	$—	$—	$—	$—	$—
class 2	47,591,319	7,613,994	311,338	111,554,370	—	40,702,413	55,742,548	32,627,975	12,998,351	154,863
class 4	2,212,463	2,786,410	12,181,688	14,567,404	1,177,800	2,795,577	5,734,497	3,711,448	1,064,060	7,483,877
class ADV	—	—	—	—	—	—	—	—	—	—
class B	—	—	—	—	—	—	—	—	—	—
class I	—	—	—	—	—	—	—	—	—	—
class IA	—	—	—	—	—	—	—	—	—	—
class IB	—	—	—	—	—	—	—	—	—	—
class II	—	—	—	—	—	—	—	—	—	—
class III	—	—	—	—	—	—	—	—	—	—
class INIT	—	—	—	—	—	—	—	—	—	—
class S1	—	—	—	—	—	—	—	—	—	—
class S2	—	—	—	—	—	—	—	—	—	—
class SRV	—	—	—	—	—	—	—	—	—	—
class SRV2	—	—	—	—	—	—	—	—	—	—
class VC	—	—	—	—	—	—	—	—	—	—
class - N/A	—	—	—	—	—	—	—	—	—	—
Total investments	49,803,782	10,400,404	65,430,845	126,121,774	11,812,091	43,497,990	61,477,045	36,339,423	14,062,411	7,638,740
Due from Sponsor Company	—	—	1,710	—	—	—	585	—	—	—
Receivable for fund shares sold	2,603	2,574	—	24,980	730	2,857	—	17,906	734	1,449
Other assets	—	—	1	2	1	—	—	2	—	—
Total assets	49,806,385	10,402,978	65,432,556	126,146,756	11,812,822	43,500,847	61,477,630	36,357,331	14,063,145	7,640,189

Liabilities:
Due to Sponsor Company	2,603	2,574	—	24,980	730	2,857	—	17,906	734	1,449
Payable for fund shares purchased	—	—	1,710	—	—	—	585	—	—	—
Other liabilities	—	5	—	—	—	2	1	—	2	—
Total liabilities	2,603	2,579	1,710	24,980	730	2,859	586	17,906	736	1,449

Net assets:
For contract liabilities	$49,803,782	$10,400,399	$65,430,846	$126,121,776	$11,812,092	$43,497,988	$61,477,044	$36,339,425	$14,062,409	$7,638,740

Contract Liabilities:
class 1	$—	$—	$52,937,819	$—	$10,634,291	$—	$—	$—	$—	$—
class 2	47,591,318	7,613,991	311,338	111,554,371	—	40,702,412	55,742,547	32,627,976	12,998,348	154,863
class 4	2,212,464	2,786,408	12,181,689	14,567,405	1,177,801	2,795,576	5,734,497	3,711,449	1,064,061	7,483,877
class ADV	—	—	—	—	—	—	—	—	—	—
class B	—	—	—	—	—	—	—	—	—	—
class I	—	—	—	—	—	—	—	—	—	—
class IA	—	—	—	—	—	—	—	—	—	—
class IB	—	—	—	—	—	—	—	—	—	—
class II	—	—	—	—	—	—	—	—	—	—
class III	—	—	—	—	—	—	—	—	—	—
class INIT	—	—	—	—	—	—	—	—	—	—
class S1	—	—	—	—	—	—	—	—	—	—
class S2	—	—	—	—	—	—	—	—	—	—
class SRV	—	—	—	—	—	—	—	—	—	—
class SRV2	—	—	—	—	—	—	—	—	—	—
class VC	—	—	—	—	—	—	—	—	—	—
class - N/A	—	—	—	—	—	—	—	—	—	—
Total contract liabilities	$49,803,782	$10,400,399	$65,430,846	$126,121,776	$11,812,092	$43,497,988	$61,477,044	$36,339,425	$14,062,409	$7,638,740

Shares:
class 1	—	—	4,980,039	—	988,317	—	—	—	—	—
class 2	2,125,561	434,093	30,434	5,810,124	—	2,995,026	4,809,539	1,663,843	1,096,907	11,795
class 4	93,669	153,606	1,155,758	751,284	109,767	201,556	486,386	184,466	94,667	556,008
class ADV	—	—	—	—	—	—	—	—	—	—
class B	—	—	—	—	—	—	—	—	—	—
class I	—	—	—	—	—	—	—	—	—	—
class IA	—	—	—	—	—	—	—	—	—	—
class IB	—	—	—	—	—	—	—	—	—	—
class II	—	—	—	—	—	—	—	—	—	—
class III	—	—	—	—	—	—	—	—	—	—
class INIT	—	—	—	—	—	—	—	—	—	—
class S1	—	—	—	—	—	—	—	—	—	—
class S2	—	—	—	—	—	—	—	—	—	—
class SRV	—	—	—	—	—	—	—	—	—	—
class SRV2	—	—	—	—	—	—	—	—	—	—
class VC	—	—	—	—	—	—	—	—	—	—
class - N/A	—	—	—	—	—	—	—	—	—	—
Total shares	2,219,230	587,699	6,166,231	6,561,408	1,098,084	3,196,582	5,295,925	1,848,309	1,191,574	567,803

Cost	$42,399,963	$9,411,790	$70,637,950	$112,014,596	$10,496,768	$43,192,139	$62,615,428	$34,670,186	$10,476,829	$9,303,227

Deferred contracts in the accumulation period:
Units owned by participants #	1,334,678	404,235	3,128,678	4,651,223	470,406	3,136,194	3,270,254	1,109,045	335,853	628,318
Minimum unit fair value #*	$24.124318	$21.797623	$12.541782	$15.560742	$9.884675	$8.966468	$12.035648	$16.156920	$36.910581	$9.408082
Maximum unit fair value #*	$60.757449	$45.706594	$28.490442	$36.988150	$36.533166	$17.434831	$23.847671	$43.259380	$58.993072	$13.430135
Contract liability	$49,086,908	$10,324,994	$64,548,214	$124,013,933	$11,740,549	$43,035,709	$60,430,359	$36,009,670	$13,991,602	$7,565,098

Contracts in payout (annuitization) period:
Units owned by participants #	17,167	2,769	37,068	67,651	2,255	30,310	49,946	8,476	1,575	6,123
Minimum unit fair value #*	$28.686232	$24.611412	$14.274996	$17.503138	$27.316590	$10.016336	$14.209921	$36.904753	$42.885971	$11.874675
Maximum unit fair value #*	$52.707771	$29.464721	$26.182344	$33.991028	$33.572722	$16.021870	$21.921829	$43.259380	$45.107749	$12.550433
Contract liability	$716,874	$75,405	$882,632	$2,107,843	$71,543	$462,279	$1,046,685	$329,755	$70,807	$73,642

# Rounded units/unit fair values
* For Sub-Accounts with only one unit fair value, the unit fair value is illustrated in both the minimum and maximum unit fair value rows.

The accompanying notes are an integral part of these financial statements.

SEPARATE ACCOUNT SEVEN
Talcott Resolution Life Insurance Company
Statements of Assets and Liabilities (continued)
December 31, 2021

	Hartford Balanced HLS Fund	Hartford Total Return Bond HLS Fund	Hartford Capital Appreciation HLS Fund	Hartford Dividend and Growth HLS Fund	Hartford Healthcare HLS Fund	Hartford Disciplined Equity HLS Fund	Hartford International Opportunities HLS Fund	Hartford MidCap HLS Fund	Hartford Ultrashort Bond HLS Fund	Hartford Small Company HLS Fund
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account

Assets:
Investments, at fair value
class 1	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—
class 2	—	—	—	—	—	—	—	—	—	—
class 4	—	—	—	—	—	—	—	—	—	—
class ADV	—	—	—	—	—	—	—	—	—	—
class B	—	—	—	—	—	—	—	—	—	—
class I	—	—	—	—	—	—	—	—	—	—
class IA	4,034,735	65,564,552	69,644,225	52,495,235	—	29,805,236	3,520,372	930,080	34,801,750	1,382,621
class IB	7,810,668	15,896,862	19,053,594	14,488,421	64,855	2,597,860	2,334,217	1,616,021	3,048,843	2,063,117
class II	—	—	—	—	—	—	—	—	—	—
class III	—	—	—	—	—	—	—	—	—	—
class INIT	—	—	—	—	—	—	—	—	—	—
class S1	—	—	—	—	—	—	—	—	—	—
class S2	—	—	—	—	—	—	—	—	—	—
class SRV	—	—	—	—	—	—	—	—	—	—
class SRV2	—	—	—	—	—	—	—	—	—	—
class VC	—	—	—	—	—	—	—	—	—	—
class - N/A	—	—	—	—	—	—	—	—	—	—
Total investments	11,845,403	81,461,414	88,697,819	66,983,656	64,855	32,403,096	5,854,589	2,546,101	37,850,593	3,445,738
Due from Sponsor Company	—	—	—	—	—	—	—	—	—	—
Receivable for fund shares sold	2,053	28,096	19,216	17,937	3	14,418	611	124	2,139	183
Other assets	—	—	—	—	—	4	—	—	3	1
Total assets	11,847,456	81,489,510	88,717,035	67,001,593	64,858	32,417,518	5,855,200	2,546,225	37,852,735	3,445,922

Liabilities:
Due to Sponsor Company	2,053	28,096	19,216	17,937	3	14,418	611	124	2,139	183
Payable for fund shares purchased	—	—	—	—	—	—	—	—	—	—
Other liabilities	4	2	5	—	—	—	2	—	—	—
Total liabilities	2,057	28,098	19,221	17,937	3	14,418	613	124	2,139	183

Net assets:
For contract liabilities	$11,845,399	$81,461,412	$88,697,814	$66,983,656	$64,855	$32,403,100	$5,854,587	$2,546,101	$37,850,596	$3,445,739

Contract Liabilities:
class 1	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—
class 2	—	—	—	—	—	—	—	—	—	—
class 4	—	—	—	—	—	—	—	—	—	—
class ADV	—	—	—	—	—	—	—	—	—	—
class B	—	—	—	—	—	—	—	—	—	—
class I	—	—	—	—	—	—	—	—	—	—
class IA	4,034,735	65,564,550	69,644,224	52,495,236	—	29,805,240	3,520,370	930,080	34,801,749	1,382,622
class IB	7,810,664	15,896,862	19,053,590	14,488,420	64,855	2,597,860	2,334,217	1,616,021	3,048,847	2,063,117
class II	—	—	—	—	—	—	—	—	—	—
class III	—	—	—	—	—	—	—	—	—	—
class INIT	—	—	—	—	—	—	—	—	—	—
class S1	—	—	—	—	—	—	—	—	—	—
class S2	—	—	—	—	—	—	—	—	—	—
class SRV	—	—	—	—	—	—	—	—	—	—
class SRV2	—	—	—	—	—	—	—	—	—	—
class VC	—	—	—	—	—	—	—	—	—	—
class - N/A	—	—	—	—	—	—	—	—	—	—
Total contract liabilities	$11,845,399	$81,461,412	$88,697,814	$66,983,656	$64,855	$32,403,100	$5,854,587	$2,546,101	$37,850,596	$3,445,739

Shares:
class 1	—	—	—	—	—	—	—	—	—	—
class 2	—	—	—	—	—	—	—	—	—	—
class 4	—	—	—	—	—	—	—	—	—	—
class ADV	—	—	—	—	—	—	—	—	—	—
class B	—	—	—	—	—	—	—	—	—	—
class I	—	—	—	—	—	—	—	—	—	—
class IA	113,751	5,807,312	1,283,528	1,903,380	—	1,429,508	168,438	23,073	3,480,176	56,273
class IB	215,883	1,416,833	358,825	529,161	3,021	126,663	110,053	42,139	305,189	97,088
class II	—	—	—	—	—	—	—	—	—	—
class III	—	—	—	—	—	—	—	—	—	—
class INIT	—	—	—	—	—	—	—	—	—	—
class S1	—	—	—	—	—	—	—	—	—	—
class S2	—	—	—	—	—	—	—	—	—	—
class SRV	—	—	—	—	—	—	—	—	—	—
class SRV2	—	—	—	—	—	—	—	—	—	—
class VC	—	—	—	—	—	—	—	—	—	—
class - N/A	—	—	—	—	—	—	—	—	—	—
Total shares	329,634	7,224,145	1,642,353	2,432,541	3,021	1,556,171	278,491	65,212	3,785,365	153,361

Cost	$8,828,556	$81,858,024	$72,190,987	$50,671,477	$57,726	$23,933,816	$3,951,450	$2,234,280	$38,128,815	$3,055,189

Deferred contracts in the accumulation period:
Units owned by participants #	2,417,416	11,595,926	5,581,685	4,004,063	6,715	1,041,931	711,433	188,023	31,115,534	374,892
Minimum unit fair value #*	$2.134246	$1.490928	$3.481971	$3.481782	$9.657410	$3.396359	$2.127759	$5.200205	$0.759507	$4.192888
Maximum unit fair value #*	$32.510747	$16.886433	$50.142778	$51.546759	$9.657410	$64.686424	$27.706532	$50.993191	$10.156993	$60.705049
Contract liability	$11,690,008	$80,747,818	$88,229,979	$66,652,166	$64,855	$32,205,155	$5,809,818	$2,538,099	$37,180,483	$3,429,770

Contracts in payout (annuitization) period:
Units owned by participants #	54,425	158,557	34,705	38,989	—	5,231	10,945	521	575,425	3,222
Minimum unit fair value #*	$2.500380	$1.746623	$4.116242	$4.115848	$—	$5.317906	$2.515439	$15.348192	$0.889649	$4.956617
Maximum unit fair value #*	$24.583355	$15.608269	$31.009481	$36.250318	$—	$44.336740	$16.906882	$15.348192	$9.234366	$4.956617
Contract liability	$155,391	$713,594	$467,835	$331,490	$—	$197,945	$44,769	$8,002	$670,113	$15,969

# Rounded units/unit fair values
* For Sub-Accounts with only one unit fair value, the unit fair value is illustrated in both the minimum and maximum unit fair value rows.

The accompanying notes are an integral part of these financial statements.

SEPARATE ACCOUNT SEVEN
Talcott Resolution Life Insurance Company
Statements of Assets and Liabilities (continued)
December 31, 2021

	Hartford SmallCap Growth HLS Fund	Hartford Stock HLS Fund	Lord Abbett Series Fund - Fundamental Equity Portfolio	Lord Abbett Series Fund - Dividend Growth Portfolio	Lord Abbett Series Fund - Bond Debenture Portfolio	Lord Abbett Series Fund - Growth and Income Portfolio	MFS® Growth Series	MFS® Global Equity Series	MFS® Investors Trust Series	MFS® Mid Cap Growth Series
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account

Assets:
Investments, at fair value
class 1	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—
class 2	—	—	—	—	—	—	—	—	—	—
class 4	—	—	—	—	—	—	—	—	—	—
class ADV	—	—	—	—	—	—	—	—	—	—
class B	—	—	—	—	—	—	—	—	—	—
class I	—	—	—	—	—	—	—	—	—	—
class IA	1,436,675	614,597	—	—	—	—	—	—	—	—
class IB	111,995	6,715,763	—	—	—	—	—	—	—	—
class II	—	—	—	—	—	—	—	—	—	—
class III	—	—	—	—	—	—	—	—	—	—
class INIT	—	—	—	—	—	—	25,493,979	4,335,558	42,204,691	20,052,761
class S1	—	—	—	—	—	—	—	—	—	—
class S2	—	—	—	—	—	—	—	—	—	—
class SRV	—	—	—	—	—	—	2,327,761	—	319,651	—
class SRV2	—	—	—	—	—	—	—	—	—	—
class VC	—	—	564,224	2,644,631	7,445,352	1,429,401	—	—	—	—
class - N/A	—	—	—	—	—	—	—	—	—	—
Total investments	1,548,670	7,330,360	564,224	2,644,631	7,445,352	1,429,401	27,821,740	4,335,558	42,524,342	20,052,761
Due from Sponsor Company	—	—	—	—	—	—	—	—	—	—
Receivable for fund shares sold	69	1,156	10	109	317	98	7,441	240	2,597	2,802
Other assets	—	1	1	—	2	1	1	4	3	—
Total assets	1,548,739	7,331,517	564,235	2,644,740	7,445,671	1,429,500	27,829,182	4,335,802	42,526,942	20,055,563

Liabilities:
Due to Sponsor Company	69	1,156	10	109	317	98	7,441	240	2,597	2,802
Payable for fund shares purchased	—	—	—	—	—	—	—	—	—	—
Other liabilities	—	—	—	2	—	—	—	—	—	1
Total liabilities	69	1,156	10	111	317	98	7,441	240	2,597	2,803

Net assets:
For contract liabilities	$1,548,670	$7,330,361	$564,225	$2,644,629	$7,445,354	$1,429,402	$27,821,741	$4,335,562	$42,524,345	$20,052,760

Contract Liabilities:
class 1	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—
class 2	—	—	—	—	—	—	—	—	—	—
class 4	—	—	—	—	—	—	—	—	—	—
class ADV	—	—	—	—	—	—	—	—	—	—
class B	—	—	—	—	—	—	—	—	—	—
class I	—	—	—	—	—	—	—	—	—	—
class IA	1,436,675	614,599	—	—	—	—	—	—	—	—
class IB	111,995	6,715,762	—	—	—	—	—	—	—	—
class II	—	—	—	—	—	—	—	—	—	—
class III	—	—	—	—	—	—	—	—	—	—
class INIT	—	—	—	—	—	—	25,493,982	4,335,562	42,204,693	20,052,760
class S1	—	—	—	—	—	—	—	—	—	—
class S2	—	—	—	—	—	—	—	—	—	—
class SRV	—	—	—	—	—	—	2,327,759	—	319,652	—
class SRV2	—	—	—	—	—	—	—	—	—	—
class VC	—	—	564,225	2,644,629	7,445,354	1,429,402	—	—	—	—
class - N/A	—	—	—	—	—	—	—	—	—	—
Total contract liabilities	$1,548,670	$7,330,361	$564,225	$2,644,629	$7,445,354	$1,429,402	$27,821,741	$4,335,562	$42,524,345	$20,052,760

Shares:
class 1	—	—	—	—	—	—	—	—	—	—
class 2	—	—	—	—	—	—	—	—	—	—
class 4	—	—	—	—	—	—	—	—	—	—
class ADV	—	—	—	—	—	—	—	—	—	—
class B	—	—	—	—	—	—	—	—	—	—
class I	—	—	—	—	—	—	—	—	—	—
class IA	39,253	5,395	—	—	—	—	—	—	—	—
class IB	3,221	58,993	—	—	—	—	—	—	—	—
class II	—	—	—	—	—	—	—	—	—	—
class III	—	—	—	—	—	—	—	—	—	—
class INIT	—	—	—	—	—	—	321,244	161,173	943,754	1,710,986
class S1	—	—	—	—	—	—	—	—	—	—
class S2	—	—	—	—	—	—	—	—	—	—
class SRV	—	—	—	—	—	—	31,145	—	7,270	—
class SRV2	—	—	—	—	—	—	—	—	—	—
class VC	—	—	28,057	130,470	605,313	35,699	—	—	—	—
class - N/A	—	—	—	—	—	—	—	—	—	—
Total shares	42,474	64,388	28,057	130,470	605,313	35,699	352,389	161,173	951,024	1,710,986

Cost	$1,238,289	$4,278,002	$462,343	$2,019,430	$7,115,930	$1,033,538	$18,085,418	$3,165,494	$24,062,406	$16,429,818

Deferred contracts in the accumulation period:
Units owned by participants #	55,509	1,836,559	17,044	76,319	369,212	60,643	708,674	113,305	1,295,800	881,697
Minimum unit fair value #*	$5.076534	$2.568461	$26.897366	$31.586497	$17.476119	$21.464070	$26.280377	$31.545096	$27.497505	$19.880380
Maximum unit fair value #*	$59.417652	$47.762086	$34.073020	$40.709420	$22.655546	$31.301026	$74.464675	$50.361007	$42.390914	$66.860680
Contract liability	$1,548,670	$7,191,872	$564,225	$2,644,629	$7,386,998	$1,429,402	$27,446,508	$4,312,783	$41,621,357	$19,854,866

Contracts in payout (annuitization) period:
Units owned by participants #	—	43,230	—	—	2,947	—	7,953	565	24,630	8,101
Minimum unit fair value #*	$—	$3.009246	$—	$—	$19.520301	$—	$30.552657	$37.341386	$31.863711	$22.909879
Maximum unit fair value #*	$—	$3.787648	$—	$—	$20.630379	$—	$49.805080	$46.294809	$38.955969	$24.510583
Contract liability	$—	$138,489	$—	$—	$58,356	$—	$375,233	$22,779	$902,988	$197,894

# Rounded units/unit fair values
* For Sub-Accounts with only one unit fair value, the unit fair value is illustrated in both the minimum and maximum unit fair value rows.

The accompanying notes are an integral part of these financial statements.

SEPARATE ACCOUNT SEVEN
Talcott Resolution Life Insurance Company
Statements of Assets and Liabilities (continued)
December 31, 2021

	MFS® New Discovery Series	MFS® Total Return Series	MFS® Value Series	MFS® Total Return Bond Series	MFS® Research Series	MFS® High Yield Portfolio	BlackRock Managed Volatility V.I. Fund	BlackRock Global Allocation V.I. Fund	BlackRock S&P 500 Index V.I. Fund	BlackRock Large Cap Focus Growth V.I. Fund
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account

Assets:
Investments, at fair value
class 1	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—
class 2	—	—	—	—	—	—	—	—	—	—
class 4	—	—	—	—	—	—	—	—	—	—
class ADV	—	—	—	—	—	—	—	—	—	—
class B	—	—	—	—	—	—	—	—	—	—
class I	—	—	—	—	—	—	—	—	—	545,196
class IA	—	—	—	—	—	—	—	—	—	—
class IB	—	—	—	—	—	—	—	—	—	—
class II	—	—	—	—	—	—	—	—	—	—
class III	—	—	—	—	—	—	21,208,966	55,659	3,458,804	—
class INIT	29,151,603	109,093,124	33,864,929	47,955,096	4,385,941	20,862,930	—	—	—	—
class S1	—	—	—	—	—	—	—	—	—	—
class S2	—	—	—	—	—	—	—	—	—	—
class SRV	24,810	5,335,077	13,804,800	8,016,290	—	—	—	—	—	—
class SRV2	—	—	—	—	—	—	—	—	—	—
class VC	—	—	—	—	—	—	—	—	—	—
class - N/A	—	—	—	—	—	—	—	—	—	—
Total investments	29,176,413	114,428,201	47,669,729	55,971,386	4,385,941	20,862,930	21,208,966	55,659	3,458,804	545,196
Due from Sponsor Company	—	—	—	—	—	—	—	—	—	—
Receivable for fund shares sold	2,521	132,230	13,786	4,153	223	4,594	422	1	68	31
Other assets	4	—	2	—	—	5	1	—	—	—
Total assets	29,178,938	114,560,431	47,683,517	55,975,539	4,386,164	20,867,529	21,209,389	55,660	3,458,872	545,227

Liabilities:
Due to Sponsor Company	2,521	132,230	13,786	4,153	223	4,594	422	1	68	31
Payable for fund shares purchased	—	—	—	—	—	—	—	—	—	—
Other liabilities	—	—	—	3	1	—	—	—	—	—
Total liabilities	2,521	132,230	13,786	4,156	224	4,594	422	1	68	31

Net assets:
For contract liabilities	$29,176,417	$114,428,201	$47,669,731	$55,971,383	$4,385,940	$20,862,935	$21,208,967	$55,659	$3,458,804	$545,196

Contract Liabilities:
class 1	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—
class 2	—	—	—	—	—	—	—	—	—	—
class 4	—	—	—	—	—	—	—	—	—	—
class ADV	—	—	—	—	—	—	—	—	—	—
class B	—	—	—	—	—	—	—	—	—	—
class I	—	—	—	—	—	—	—	—	—	545,196
class IA	—	—	—	—	—	—	—	—	—	—
class IB	—	—	—	—	—	—	—	—	—	—
class II	—	—	—	—	—	—	—	—	—	—
class III	—	—	—	—	—	—	21,208,967	55,659	3,458,804	—
class INIT	29,151,607	109,093,124	33,864,931	47,955,094	4,385,940	20,862,935	—	—	—	—
class S1	—	—	—	—	—	—	—	—	—	—
class S2	—	—	—	—	—	—	—	—	—	—
class SRV	24,810	5,335,077	13,804,800	8,016,289	—	—	—	—	—	—
class SRV2	—	—	—	—	—	—	—	—	—	—
class VC	—	—	—	—	—	—	—	—	—	—
class - N/A	—	—	—	—	—	—	—	—	—	—
Total contract liabilities	$29,176,417	$114,428,201	$47,669,731	$55,971,383	$4,385,940	$20,862,935	$21,208,967	$55,659	$3,458,804	$545,196

Shares:
class 1	—	—	—	—	—	—	—	—	—	—
class 2	—	—	—	—	—	—	—	—	—	—
class 4	—	—	—	—	—	—	—	—	—	—
class ADV	—	—	—	—	—	—	—	—	—	—
class B	—	—	—	—	—	—	—	—	—	—
class I	—	—	—	—	—	—	—	—	—	24,986
class IA	—	—	—	—	—	—	—	—	—	—
class IB	—	—	—	—	—	—	—	—	—	—
class II	—	—	—	—	—	—	—	—	—	—
class III	—	—	—	—	—	—	1,609,178	3,871	108,494	—
class INIT	1,251,142	3,927,038	1,369,940	3,518,349	113,655	3,732,188	—	—	—	—
class S1	—	—	—	—	—	—	—	—	—	—
class S2	—	—	—	—	—	—	—	—	—	—
class SRV	1,250	196,287	571,391	599,573	—	—	—	—	—	—
class SRV2	—	—	—	—	—	—	—	—	—	—
class VC	—	—	—	—	—	—	—	—	—	—
class - N/A	—	—	—	—	—	—	—	—	—	—
Total shares	1,252,392	4,123,325	1,941,331	4,117,922	113,655	3,732,188	1,609,178	3,871	108,494	24,986

Cost	$24,133,645	$90,664,767	$33,126,013	$54,447,619	$3,176,988	$21,804,742	$21,869,101	$56,642	$2,581,896	$349,056

Deferred contracts in the accumulation period:
Units owned by participants #	585,626	3,995,406	1,204,520	3,600,103	107,986	1,569,281	2,048,138	2,980	193,071	11,110
Minimum unit fair value #*	$33.116301	$18.486207	$24.397560	$12.514074	$36.292822	$12.054708	$10.050212	$18.638011	$17.414069	$42.668311
Maximum unit fair value #*	$69.590870	$36.919885	$54.245010	$17.769497	$47.916199	$14.230920	$10.528032	$18.945652	$18.206649	$50.107177
Contract liability	$28,851,241	$112,812,792	$47,269,291	$55,472,062	$4,385,940	$20,532,222	$21,208,967	$55,659	$3,458,804	$545,196

Contracts in payout (annuitization) period:
Units owned by participants #	5,465	50,882	9,550	31,222	—	24,464	—	—	—	—
Minimum unit fair value #*	$39.202444	$21.823469	$27.252156	$14.211651	$—	$13.237821	$—	$—	$—	$—
Maximum unit fair value #*	$69.058500	$33.928708	$49.865196	$16.336946	$—	$13.638031	$—	$—	$—	$—
Contract liability	$325,176	$1,615,409	$400,440	$499,321	$—	$330,713	$—	$—	$—	$—

# Rounded units/unit fair values
* For Sub-Accounts with only one unit fair value, the unit fair value is illustrated in both the minimum and maximum unit fair value rows.

The accompanying notes are an integral part of these financial statements.

SEPARATE ACCOUNT SEVEN
Talcott Resolution Life Insurance Company
Statements of Assets and Liabilities (continued)
December 31, 2021

	BlackRock Equity Dividend V.I. Fund	Morgan Stanley VIF Core Plus Fixed Income Portfolio	Morgan Stanley VIF Growth Portfolio	Morgan Stanley VIF Discovery Portfolio	Invesco V.I. American Value Fund	BlackRock Capital Appreciation V.I. Fund	Columbia Variable Portfolio - Dividend Opportunity Fund	Columbia Variable Portfolio - Income Opportunities Fund	Columbia Variable Portfolio - Mid Cap Growth Fund	Invesco V.I. Discovery Mid Cap Growth Fund
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account (7)	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account (8)

Assets:
Investments, at fair value
class 1	$—	$—	$—	$—	$—	$—	$6,667,417	$4,717,097	$7,620,823	$—
class 2	—	—	—	—	—	—	—	—	—	—
class 4	—	—	—	—	—	—	—	—	—	—
class ADV	—	—	—	—	—	—	—	—	—	—
class B	—	—	—	—	—	—	—	—	—	—
class I	—	—	—	—	—	—	—	—	—	—
class IA	—	—	—	—	—	—	—	—	—	—
class IB	—	—	—	—	—	—	—	—	—	—
class II	—	4,355	305,094	1,608,993	—	—	—	—	—	—
class III	494,923	—	—	—	—	349,142	—	—	—	—
class INIT	—	—	—	—	—	—	—	—	—	—
class S1	—	—	—	—	14,098,252	—	—	—	—	2,710,128
class S2	—	—	—	—	1,256,345	—	—	—	—	604,129
class SRV	—	—	—	—	—	—	—	—	—	—
class SRV2	—	—	—	—	—	—	—	—	—	—
class VC	—	—	—	—	—	—	—	—	—	—
class - N/A	—	—	—	—	—	—	—	—	—	—
Total investments	494,923	4,355	305,094	1,608,993	15,354,597	349,142	6,667,417	4,717,097	7,620,823	3,314,257
Due from Sponsor Company	—	—	—	—	—	—	—	—	—	—
Receivable for fund shares sold	445	—	20	72	823	7	869	831	1,799	176
Other assets	—	—	2	—	—	—	—	—	—	—
Total assets	495,368	4,355	305,116	1,609,065	15,355,420	349,149	6,668,286	4,717,928	7,622,622	3,314,433

Liabilities:
Due to Sponsor Company	445	—	20	72	823	7	869	831	1,799	176
Payable for fund shares purchased	—	—	—	—	—	—	—	—	—	—
Other liabilities	—	1	—	—	3	1	1	—	—	1
Total liabilities	445	1	20	72	826	8	870	831	1,799	177

Net assets:
For contract liabilities	$494,923	$4,354	$305,096	$1,608,993	$15,354,594	$349,141	$6,667,416	$4,717,097	$7,620,823	$3,314,256

Contract Liabilities:
class 1	$—	$—	$—	$—	$—	$—	$6,667,416	$4,717,097	$7,620,823	$—
class 2	—	—	—	—	—	—	—	—	—	—
class 4	—	—	—	—	—	—	—	—	—	—
class ADV	—	—	—	—	—	—	—	—	—	—
class B	—	—	—	—	—	—	—	—	—	—
class I	—	—	—	—	—	—	—	—	—	—
class IA	—	—	—	—	—	—	—	—	—	—
class IB	—	—	—	—	—	—	—	—	—	—
class II	—	4,354	305,096	1,608,993	—	—	—	—	—	—
class III	494,923	—	—	—	—	349,141	—	—	—	—
class INIT	—	—	—	—	—	—	—	—	—	—
class S1	—	—	—	—	14,098,251	—	—	—	—	2,710,127
class S2	—	—	—	—	1,256,343	—	—	—	—	604,129
class SRV	—	—	—	—	—	—	—	—	—	—
class SRV2	—	—	—	—	—	—	—	—	—	—
class VC	—	—	—	—	—	—	—	—	—	—
class - N/A	—	—	—	—	—	—	—	—	—	—
Total contract liabilities	$494,923	$4,354	$305,096	$1,608,993	$15,354,594	$349,141	$6,667,416	$4,717,097	$7,620,823	$3,314,256

Shares:
class 1	—	—	—	—	—	—	176,574	643,533	145,408	—
class 2	—	—	—	—	—	—	—	—	—	—
class 4	—	—	—	—	—	—	—	—	—	—
class ADV	—	—	—	—	—	—	—	—	—	—
class B	—	—	—	—	—	—	—	—	—	—
class I	—	—	—	—	—	—	—	—	—	—
class IA	—	—	—	—	—	—	—	—	—	—
class IB	—	—	—	—	—	—	—	—	—	—
class II	—	412	6,301	100,311	—	—	—	—	—	—
class III	40,768	—	—	—	—	35,627	—	—	—	—
class INIT	—	—	—	—	—	—	—	—	—	—
class S1	—	—	—	—	700,360	—	—	—	—	23,643
class S2	—	—	—	—	63,165	—	—	—	—	5,822
class SRV	—	—	—	—	—	—	—	—	—	—
class SRV2	—	—	—	—	—	—	—	—	—	—
class VC	—	—	—	—	—	—	—	—	—	—
class - N/A	—	—	—	—	—	—	—	—	—	—
Total shares	40,768	412	6,301	100,311	763,525	35,627	176,574	643,533	145,408	29,465

Cost	$433,424	$4,314	$231,900	$1,563,214	$14,364,198	$316,225	$3,153,820	$5,247,365	$2,743,874	$2,444,106

Deferred contracts in the accumulation period:
Units owned by participants #	17,230	353	5,508	27,193	1,247,838	7,826	312,347	353,342	252,931	198,053
Minimum unit fair value #*	$26.402973	$12.327855	$53.071400	$52.991570	$11.548300	$41.049079	$19.570108	$12.178560	$27.853352	$16.418293
Maximum unit fair value #*	$29.287454	$12.327855	$59.783461	$96.996974	$36.924305	$45.533466	$21.889222	$13.413425	$30.543392	$16.920135
Contract liability	$494,923	$4,354	$302,910	$1,587,943	$15,187,946	$349,141	$6,534,296	$4,570,688	$7,435,484	$3,311,905

Contracts in payout (annuitization) period:
Units owned by participants #	—	—	38	370	13,946	—	6,082	10,915	6,068	139
Minimum unit fair value #*	$—	$—	$58.029808	$56.783494	$11.650292	$—	$21.889222	$13.413425	$30.543392	$16.920135
Maximum unit fair value #*	$—	$—	$58.029808	$60.011416	$26.765010	$—	$21.889222	$13.413425	$30.543392	$16.920135
Contract liability	$—	$—	$2,186	$21,050	$166,648	$—	$133,120	$146,409	$185,339	$2,351

# Rounded units/unit fair values
* For Sub-Accounts with only one unit fair value, the unit fair value is illustrated in both the minimum and maximum unit fair value rows.

The accompanying notes are an integral part of these financial statements.

SEPARATE ACCOUNT SEVEN
Talcott Resolution Life Insurance Company
Statements of Assets and Liabilities (continued)
December 31, 2021

	Invesco V.I. Capital Appreciation Fund	Invesco V.I. Global Fund	Invesco V.I. Main Street Fund®	Invesco V.I. Main Street Small Cap Fund®	Putnam VT Diversified Income Fund	Putnam VT Global Asset Allocation Fund	Putnam VT Growth Opportunities Fund	Putnam VT International Value Fund	Putnam VT International Equity Fund	Putnam VT Small Cap Value Fund
	Sub-Account (9)	Sub-Account (10)	Sub-Account (11)	Sub-Account (12)	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account

Assets:
Investments, at fair value
class 1	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—
class 2	—	—	—	—	—	—	—	—	—	—
class 4	—	—	—	—	—	—	—	—	—	—
class ADV	—	—	—	—	—	—	—	—	—	—
class B	—	—	—	—	—	—	—	—	—	—
class I	—	—	—	—	—	—	—	—	—	—
class IA	—	—	—	—	—	—	—	—	—	—
class IB	—	—	—	—	7,967,458	540,733	1,163,095	50,437	274,284	215,974
class II	—	—	—	—	—	—	—	—	—	—
class III	—	—	—	—	—	—	—	—	—	—
class INIT	—	—	—	—	—	—	—	—	—	—
class S1	—	—	—	—	—	—	—	—	—	—
class S2	344,833	4,542,303	455,004	3,222,151	—	—	—	—	—	—
class SRV	—	—	—	—	—	—	—	—	—	—
class SRV2	—	—	—	—	—	—	—	—	—	—
class VC	—	—	—	—	—	—	—	—	—	—
class - N/A	—	—	—	—	—	—	—	—	—	—
Total investments	344,833	4,542,303	455,004	3,222,151	7,967,458	540,733	1,163,095	50,437	274,284	215,974
Due from Sponsor Company	—	—	—	—	—	—	—	—	—	—
Receivable for fund shares sold	15	241	18	173	343	27	22	2	14	11
Other assets	—	—	1	1	3	2	—	—	—	—
Total assets	344,848	4,542,544	455,023	3,222,325	7,967,804	540,762	1,163,117	50,439	274,298	215,985

Liabilities:
Due to Sponsor Company	15	241	18	173	343	27	22	2	14	11
Payable for fund shares purchased	—	—	—	—	—	—	—	—	—	—
Other liabilities	—	1	—	—	—	—	—	1	—	—
Total liabilities	15	242	18	173	343	27	22	3	14	11

Net assets:
For contract liabilities	$344,833	$4,542,302	$455,005	$3,222,152	$7,967,461	$540,735	$1,163,095	$50,436	$274,284	$215,974

Contract Liabilities:
class 1	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—
class 2	—	—	—	—	—	—	—	—	—	—
class 4	—	—	—	—	—	—	—	—	—	—
class ADV	—	—	—	—	—	—	—	—	—	—
class B	—	—	—	—	—	—	—	—	—	—
class I	—	—	—	—	—	—	—	—	—	—
class IA	—	—	—	—	—	—	—	—	—	—
class IB	—	—	—	—	7,967,461	540,735	1,163,095	50,436	274,284	215,974
class II	—	—	—	—	—	—	—	—	—	—
class III	—	—	—	—	—	—	—	—	—	—
class INIT	—	—	—	—	—	—	—	—	—	—
class S1	—	—	—	—	—	—	—	—	—	—
class S2	344,833	4,542,302	455,005	3,222,152	—	—	—	—	—	—
class SRV	—	—	—	—	—	—	—	—	—	—
class SRV2	—	—	—	—	—	—	—	—	—	—
class VC	—	—	—	—	—	—	—	—	—	—
class - N/A	—	—	—	—	—	—	—	—	—	—
Total contract liabilities	$344,833	$4,542,302	$455,005	$3,222,152	$7,967,461	$540,735	$1,163,095	$50,436	$274,284	$215,974

Shares:
class 1	—	—	—	—	—	—	—	—	—	—
class 2	—	—	—	—	—	—	—	—	—	—
class 4	—	—	—	—	—	—	—	—	—	—
class ADV	—	—	—	—	—	—	—	—	—	—
class B	—	—	—	—	—	—	—	—	—	—
class I	—	—	—	—	—	—	—	—	—	—
class IA	—	—	—	—	—	—	—	—	—	—
class IB	—	—	—	—	1,508,988	26,585	72,603	4,436	16,078	15,538
class II	—	—	—	—	—	—	—	—	—	—
class III	—	—	—	—	—	—	—	—	—	—
class INIT	—	—	—	—	—	—	—	—	—	—
class S1	—	—	—	—	—	—	—	—	—	—
class S2	4,333	80,853	12,897	104,513	—	—	—	—	—	—
class SRV	—	—	—	—	—	—	—	—	—	—
class SRV2	—	—	—	—	—	—	—	—	—	—
class VC	—	—	—	—	—	—	—	—	—	—
class - N/A	—	—	—	—	—	—	—	—	—	—
Total shares	4,333	80,853	12,897	104,513	1,508,988	26,585	72,603	4,436	16,078	15,538

Cost	$233,807	$2,764,678	$348,333	$2,109,320	$9,295,564	$427,495	$706,181	$47,717	$184,731	$201,273

Deferred contracts in the accumulation period:
Units owned by participants #	8,790	151,756	13,798	90,409	587,869	24,600	36,640	3,938	20,601	7,877
Minimum unit fair value #*	$31.079087	$25.674617	$28.515200	$30.752124	$11.736362	$20.984918	$30.407924	$10.863075	$11.879962	$24.250864
Maximum unit fair value #*	$36.688195	$43.017052	$44.643235	$50.547009	$17.729529	$30.620036	$31.795575	$12.134821	$19.802435	$39.996752
Contract liability	$309,412	$4,517,146	$455,005	$3,204,916	$7,906,955	$540,735	$1,163,095	$46,022	$265,327	$215,974

Contracts in payout (annuitization) period:
Units owned by participants #	1,020	877	—	478	4,515	—	—	406	723	—
Minimum unit fair value #*	$34.714151	$28.677803	$—	$34.348617	$13.109928	$—	$—	$10.863075	$12.383532	$—
Maximum unit fair value #*	$34.714151	$28.677803	$—	$36.301612	$13.855818	$—	$—	$10.863075	$12.383532	$—
Contract liability	$35,421	$25,156	$—	$17,236	$60,506	$—	$—	$4,414	$8,957	$—

# Rounded units/unit fair values
* For Sub-Accounts with only one unit fair value, the unit fair value is illustrated in both the minimum and maximum unit fair value rows.

The accompanying notes are an integral part of these financial statements.

SEPARATE ACCOUNT SEVEN
Talcott Resolution Life Insurance Company
Statements of Assets and Liabilities (continued)
December 31, 2021

	JPMorgan Insurance Trust Core Bond Portfolio	JPMorgan Insurance Trust U.S. Equity Portfolio	JPMorgan Insurance Trust Mid Cap Value Portfolio	Putnam VT Large Cap Value Fund	PIMCO VIT All Asset Portfolio	PIMCO StocksPLUS® Global Portfolio	PSF PGIM Jennison Focused Blend Portfolio	PSF PGIM Jennison Growth Portfolio	PSF PGIM Jennison Value Portfolio	PSF International Growth Portfolio
	Sub-Account	Sub-Account	Sub-Account	Sub-Account (13)	Sub-Account	Sub-Account	Sub-Account (14)	Sub-Account (15)	Sub-Account (16)	Sub-Account (17)

Assets:
Investments, at fair value
class 1	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—
class 2	—	—	—	—	—	—	—	—	—	—
class 4	—	—	—	—	—	—	—	—	—	—
class ADV	—	—	—	—	12,773	310,535	—	—	—	—
class B	—	—	—	—	—	—	—	—	—	—
class I	—	—	—	—	—	—	—	—	—	—
class IA	—	—	—	—	—	—	—	—	—	—
class IB	—	—	—	7,378	—	—	—	—	—	—
class II	—	—	—	—	—	—	9,367	442,419	23,222	13,622
class III	—	—	—	—	—	—	—	—	—	—
class INIT	—	—	—	—	—	—	—	—	—	—
class S1	—	—	—	—	—	—	—	—	—	—
class S2	—	—	—	—	—	—	—	—	—	—
class SRV	—	—	—	—	—	—	—	—	—	—
class SRV2	—	—	—	—	—	—	—	—	—	—
class VC	—	—	—	—	—	—	—	—	—	—
class - N/A	20,296,105	4,358,180	3,119,447	—	—	—	—	—	—	—
Total investments	20,296,105	4,358,180	3,119,447	7,378	12,773	310,535	9,367	442,419	23,222	13,622
Due from Sponsor Company	—	—	—	—	—	—	—	—	—	—
Receivable for fund shares sold	1,267	243	339	—	992	6	—	36	1	1
Other assets	—	—	1	—	—	1	—	—	1	—
Total assets	20,297,372	4,358,423	3,119,787	7,378	13,765	310,542	9,367	442,455	23,224	13,623

Liabilities:
Due to Sponsor Company	1,267	243	339	—	992	6	—	36	1	1
Payable for fund shares purchased	—	—	—	—	—	—	—	—	—	—
Other liabilities	4	—	—	—	—	—	—	1	—	—
Total liabilities	1,271	243	339	—	992	6	—	37	1	1

Net assets:
For contract liabilities	$20,296,101	$4,358,180	$3,119,448	$7,378	$12,773	$310,536	$9,367	$442,418	$23,223	$13,622

Contract Liabilities:
class 1	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—
class 2	—	—	—	—	—	—	—	—	—	—
class 4	—	—	—	—	—	—	—	—	—	—
class ADV	—	—	—	—	12,773	310,536	—	—	—	—
class B	—	—	—	—	—	—	—	—	—	—
class I	—	—	—	—	—	—	—	—	—	—
class IA	—	—	—	—	—	—	—	—	—	—
class IB	—	—	—	7,378	—	—	—	—	—	—
class II	—	—	—	—	—	—	9,367	442,418	23,223	13,622
class III	—	—	—	—	—	—	—	—	—	—
class INIT	—	—	—	—	—	—	—	—	—	—
class S1	—	—	—	—	—	—	—	—	—	—
class S2	—	—	—	—	—	—	—	—	—	—
class SRV	—	—	—	—	—	—	—	—	—	—
class SRV2	—	—	—	—	—	—	—	—	—	—
class VC	—	—	—	—	—	—	—	—	—	—
class - N/A	20,296,101	4,358,180	3,119,448	—	—	—	—	—	—	—
Total contract liabilities	$20,296,101	$4,358,180	$3,119,448	$7,378	$12,773	$310,536	$9,367	$442,418	$23,223	$13,622

Shares:
class 1	—	—	—	—	—	—	—	—	—	—
class 2	—	—	—	—	—	—	—	—	—	—
class 4	—	—	—	—	—	—	—	—	—	—
class ADV	—	—	—	—	1,095	32,551	—	—	—	—
class B	—	—	—	—	—	—	—	—	—	—
class I	—	—	—	—	—	—	—	—	—	—
class IA	—	—	—	—	—	—	—	—	—	—
class IB	—	—	—	239	—	—	—	—	—	—
class II	—	—	—	—	—	—	171	3,158	502	1,034
class III	—	—	—	—	—	—	—	—	—	—
class INIT	—	—	—	—	—	—	—	—	—	—
class S1	—	—	—	—	—	—	—	—	—	—
class S2	—	—	—	—	—	—	—	—	—	—
class SRV	—	—	—	—	—	—	—	—	—	—
class SRV2	—	—	—	—	—	—	—	—	—	—
class VC	—	—	—	—	—	—	—	—	—	—
class - N/A	1,789,780	95,032	233,842	—	—	—	—	—	—	—
Total shares	1,789,780	95,032	233,842	239	1,095	32,551	171	3,158	502	1,034

Cost	$19,873,316	$2,312,038	$2,590,258	$5,012	$11,992	$290,522	$2,011	$188,430	$9,694	$5,585

Deferred contracts in the accumulation period:
Units owned by participants #	1,291,055	78,675	77,068	155	762	14,386	277	88,529	8,273	5,901
Minimum unit fair value #*	$12.786257	$46.805906	$34.501497	$47.459098	$16.768669	$19.860467	$4.657736	$4.262256	$2.549906	$2.308488
Maximum unit fair value #*	$23.034632	$82.560625	$62.565154	$47.459098	$16.768669	$22.029739	$46.511930	$36.201379	$2.933980	$2.308488
Contract liability	$19,844,694	$4,265,869	$3,066,093	$7,378	$12,773	$310,536	$9,367	$442,418	$23,223	$13,622

Contracts in payout (annuitization) period:
Units owned by participants #	28,568	1,711	1,342	—	—	—	—	—	—	—
Minimum unit fair value #*	$15.800926	$53.945644	$39.764349	$—	$—	$—	$—	$—	$—	$—
Maximum unit fair value #*	$15.800926	$53.945644	$39.764349	$—	$—	$—	$—	$—	$—	$—
Contract liability	$451,407	$92,311	$53,355	$—	$—	$—	$—	$—	$—	$—

# Rounded units/unit fair values
* For Sub-Accounts with only one unit fair value, the unit fair value is illustrated in both the minimum and maximum unit fair value rows.

The accompanying notes are an integral part of these financial statements.

SEPARATE ACCOUNT SEVEN
Talcott Resolution Life Insurance Company
Statements of Assets and Liabilities (continued)
December 31, 2021

	ClearBridge Variable Dividend Strategy Portfolio	Western Asset Variable Global High Yield Bond Portfolio	Clearbridge Variable Large Cap Value Portfolio	Invesco V.I. Growth and Income Fund	Invesco V.I. Comstock Fund	Invesco V.I. American Franchise Fund	Allspring VT Index Asset Allocation Fund	Allspring VT International Equity Fund	Allspring VT Small Cap Growth Fund	Allspring VT Discovery Fund
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account (18)	Sub-Account (19)	Sub-Account (20)	Sub-Account (21)

Assets:
Investments, at fair value
class 1	$—	$—	$—	$—	$—	$—	$—	$590,319	$1,007,558	$—
class 2	—	—	—	—	—	—	33,336	13,882	8,061	14,625
class 4	—	—	—	—	—	—	—	—	—	—
class ADV	—	—	—	—	—	—	—	—	—	—
class B	—	—	—	—	—	—	—	—	—	—
class I	35,301	34,431	807,539	—	—	—	—	—	—	—
class IA	—	—	—	—	—	—	—	—	—	—
class IB	—	—	—	—	—	—	—	—	—	—
class II	—	—	—	—	—	—	—	—	—	—
class III	—	—	—	—	—	—	—	—	—	—
class INIT	—	—	—	—	—	—	—	—	—	—
class S1	—	—	—	—	—	20,596,115	—	—	—	—
class S2	—	—	—	1,010,089	205,098	458,333	—	—	—	—
class SRV	—	—	—	—	—	—	—	—	—	—
class SRV2	—	—	—	—	—	—	—	—	—	—
class VC	—	—	—	—	—	—	—	—	—	—
class - N/A	—	—	—	—	—	—	—	—	—	—
Total investments	35,301	34,431	807,539	1,010,089	205,098	21,054,448	33,336	604,201	1,015,619	14,625
Due from Sponsor Company	—	—	—	—	—	—	—	—	—	—
Receivable for fund shares sold	1	1	31	120	12	1,506	2	27	52	1
Other assets	1	—	—	1	—	—	1	—	—	1
Total assets	35,303	34,432	807,570	1,010,210	205,110	21,055,954	33,339	604,228	1,015,671	14,627

Liabilities:
Due to Sponsor Company	1	1	31	120	12	1,506	2	27	52	1
Payable for fund shares purchased	—	—	—	—	—	—	—	—	—	—
Other liabilities	—	—	—	—	—	1	—	—	1	—
Total liabilities	1	1	31	120	12	1,507	2	27	53	1

Net assets:
For contract liabilities	$35,302	$34,431	$807,539	$1,010,090	$205,098	$21,054,447	$33,337	$604,201	$1,015,618	$14,626

Contract Liabilities:
class 1	$—	$—	$—	$—	$—	$—	$—	$590,319	$1,007,557	$—
class 2	—	—	—	—	—	—	33,337	13,882	8,061	14,626
class 4	—	—	—	—	—	—	—	—	—	—
class ADV	—	—	—	—	—	—	—	—	—	—
class B	—	—	—	—	—	—	—	—	—	—
class I	35,302	34,431	807,539	—	—	—	—	—	—	—
class IA	—	—	—	—	—	—	—	—	—	—
class IB	—	—	—	—	—	—	—	—	—	—
class II	—	—	—	—	—	—	—	—	—	—
class III	—	—	—	—	—	—	—	—	—	—
class INIT	—	—	—	—	—	—	—	—	—	—
class S1	—	—	—	—	—	20,596,113	—	—	—	—
class S2	—	—	—	1,010,090	205,098	458,334	—	—	—	—
class SRV	—	—	—	—	—	—	—	—	—	—
class SRV2	—	—	—	—	—	—	—	—	—	—
class VC	—	—	—	—	—	—	—	—	—	—
class - N/A	—	—	—	—	—	—	—	—	—	—
Total contract liabilities	$35,302	$34,431	$807,539	$1,010,090	$205,098	$21,054,447	$33,337	$604,201	$1,015,618	$14,626

Shares:
class 1	—	—	—	—	—	—	—	301,183	68,263	—
class 2	—	—	—	—	—	—	1,455	6,838	574	342
class 4	—	—	—	—	—	—	—	—	—	—
class ADV	—	—	—	—	—	—	—	—	—	—
class B	—	—	—	—	—	—	—	—	—	—
class I	1,378	4,789	35,512	—	—	—	—	—	—	—
class IA	—	—	—	—	—	—	—	—	—	—
class IB	—	—	—	—	—	—	—	—	—	—
class II	—	—	—	—	—	—	—	—	—	—
class III	—	—	—	—	—	—	—	—	—	—
class INIT	—	—	—	—	—	—	—	—	—	—
class S1	—	—	—	—	—	232,384	—	—	—	—
class S2	—	—	—	42,692	9,743	5,519	—	—	—	—
class SRV	—	—	—	—	—	—	—	—	—	—
class SRV2	—	—	—	—	—	—	—	—	—	—
class VC	—	—	—	—	—	—	—	—	—	—
class - N/A	—	—	—	—	—	—	—	—	—	—
Total shares	1,378	4,789	35,512	42,692	9,743	237,903	1,455	308,021	68,837	342

Cost	$23,731	$38,749	$697,058	$775,290	$156,178	$14,971,826	$23,032	$865,530	$743,875	$9,089

Deferred contracts in the accumulation period:
Units owned by participants #	1,210	11,802	210,873	34,612	5,520	554,812	4,354	316,225	23,350	233
Minimum unit fair value #*	$29.184980	$2.917263	$3.808118	$23.744111	$34.944879	$33.558561	$3.529654	$1.249721	$5.763472	$62.769637
Maximum unit fair value #*	$29.184980	$2.917263	$3.808118	$41.050500	$41.386148	$42.212923	$34.076479	$17.860219	$49.176306	$62.769637
Contract liability	$35,302	$34,431	$803,029	$983,834	$205,098	$20,845,707	$33,337	$599,809	$1,012,938	$14,626

Contracts in payout (annuitization) period:
Units owned by participants #	—	—	1,184	889	—	5,324	—	2,171	56	—
Minimum unit fair value #*	$—	$—	$3.808118	$27.836439	$—	$38.307453	$—	$1.381585	$46.707209	$—
Maximum unit fair value #*	$—	$—	$3.808118	$38.652340	$—	$39.996619	$—	$2.394598	$48.616487	$—
Contract liability	$—	$—	$4,510	$26,256	$—	$208,740	$—	$4,392	$2,680	$—

# Rounded units/unit fair values
* For Sub-Accounts with only one unit fair value, the unit fair value is illustrated in both the minimum and maximum unit fair value rows.

The accompanying notes are an integral part of these financial statements.

SEPARATE ACCOUNT SEVEN
Talcott Resolution Life Insurance Company
Statements of Assets and Liabilities (concluded)
December 31, 2021

	Allspring VT Opportunity Fund	MFS® Core Equity Portfolio	MFS® Massachusetts Investors Growth Stock Portfolio	MFS® Research International Portfolio	Columbia Variable Portfolio - Large Cap Growth Fund	Columbia Variable Portfolio - Overseas Core Fund	CTIVP® - Loomis Sayles Growth Fund
	Sub-Account (22)	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account

Assets:
Investments, at fair value
class 1	$4,192,781	$—	$—	$—	$8,933,489	$—	$7,159,784
class 2	47,852	—	—	—	—	4,319,521	—
class 4	—	—	—	—	—	—	—
class ADV	—	—	—	—	—	—	—
class B	—	—	—	—	—	—	—
class I	—	—	—	—	—	—	—
class IA	—	—	—	—	—	—	—
class IB	—	—	—	—	—	—	—
class II	—	—	—	—	—	—	—
class III	—	—	—	—	—	—	—
class INIT	—	5,578,858	8,453,425	6,876,466	—	—	—
class S1	—	—	—	—	—	—	—
class S2	—	—	—	—	—	—	—
class SRV	—	—	—	—	—	—	—
class SRV2	—	—	—	—	—	—	—
class VC	—	—	—	—	—	—	—
class - N/A	—	—	—	—	—	—	—
Total investments	4,240,633	5,578,858	8,453,425	6,876,466	8,933,489	4,319,521	7,159,784
Due from Sponsor Company	—	—	—	—	—	1	—
Receivable for fund shares sold	1,021	275	1,945	1,247	1,445	—	1,076
Other assets	—	2	—	1	1	1	—
Total assets	4,241,654	5,579,135	8,455,370	6,877,714	8,934,935	4,319,523	7,160,860

Liabilities:
Due to Sponsor Company	1,021	275	1,945	1,247	1,445	—	1,076
Payable for fund shares purchased	—	—	—	—	—	1	—
Other liabilities	—	—	1	—	—	—	1
Total liabilities	1,021	275	1,946	1,247	1,445	1	1,077

Net assets:
For contract liabilities	$4,240,633	$5,578,860	$8,453,424	$6,876,467	$8,933,490	$4,319,522	$7,159,783

Contract Liabilities:
class 1	$4,192,782	$—	$—	$—	$8,933,490	$—	$7,159,783
class 2	47,851	—	—	—	—	4,319,522	—
class 4	—	—	—	—	—	—	—
class ADV	—	—	—	—	—	—	—
class B	—	—	—	—	—	—	—
class I	—	—	—	—	—	—	—
class IA	—	—	—	—	—	—	—
class IB	—	—	—	—	—	—	—
class II	—	—	—	—	—	—	—
class III	—	—	—	—	—	—	—
class INIT	—	5,578,860	8,453,424	6,876,467	—	—	—
class S1	—	—	—	—	—	—	—
class S2	—	—	—	—	—	—	—
class SRV	—	—	—	—	—	—	—
class SRV2	—	—	—	—	—	—	—
class VC	—	—	—	—	—	—	—
class - N/A	—	—	—	—	—	—	—
Total contract liabilities	$4,240,633	$5,578,860	$8,453,424	$6,876,467	$8,933,490	$4,319,522	$7,159,783

Shares:
class 1	119,931	—	—	—	235,402	—	121,889
class 2	1,362	—	—	—	—	288,353	—
class 4	—	—	—	—	—	—	—
class ADV	—	—	—	—	—	—	—
class B	—	—	—	—	—	—	—
class I	—	—	—	—	—	—	—
class IA	—	—	—	—	—	—	—
class IB	—	—	—	—	—	—	—
class II	—	—	—	—	—	—	—
class III	—	—	—	—	—	—	—
class INIT	—	172,560	306,617	359,460	—	—	—
class S1	—	—	—	—	—	—	—
class S2	—	—	—	—	—	—	—
class SRV	—	—	—	—	—	—	—
class SRV2	—	—	—	—	—	—	—
class VC	—	—	—	—	—	—	—
class - N/A	—	—	—	—	—	—	—
Total shares	121,293	172,560	306,617	359,460	235,402	288,353	121,889

Cost	$2,666,342	$4,297,674	$6,178,634	$5,653,163	$3,350,890	$3,712,610	$2,916,110

Deferred contracts in the accumulation period:
Units owned by participants #	113,895	229,945	307,465	447,927	317,290	302,182	268,867
Minimum unit fair value #*	$32.865727	$22.688172	$25.229227	$14.083391	$26.438529	$13.397246	$24.612163
Maximum unit fair value #*	$41.258239	$24.908695	$28.574085	$16.117376	$28.173478	$14.276811	$26.151648
Contract liability	$4,204,130	$5,550,408	$8,260,479	$6,761,173	$8,743,258	$4,192,820	$6,863,351

Contracts in payout (annuitization) period:
Units owned by participants #	959	1,149	6,974	7,438	6,752	8,875	11,335
Minimum unit fair value #*	$36.633913	$24.313001	$27.036015	$15.196967	$28.173478	$14.276811	$26.151648
Maximum unit fair value #*	$38.180502	$24.822675	$27.794428	$15.569423	$28.173478	$14.276811	$26.151648
Contract liability	$36,503	$28,452	$192,945	$115,294	$190,232	$126,702	$296,432

# Rounded units/unit fair values
* For Sub-Accounts with only one unit fair value, the unit fair value is illustrated in both the minimum and maximum unit fair value rows.

The accompanying notes are an integral part of these financial statements.

(1) Formerly Invesco V.I. Mid Cap Core Equity Fund. Change effective April 30, 2021.
(2) Formerly American Funds Insurance Series® Global Growth and Income Fund. Change effective May 01, 2021.
(3) Formerly American Funds Insurance Series® Blue Chip Income and Growth Fund. Change effective May 01, 2021.
(4) Formerly American Funds Insurance Series® Bond Fund. Change effective May 01, 2021.
(5) Formerly Wells Fargo VT Omega Growth Fund. Change effective December 03, 2021.
(6) Formerly Franklin Flex Cap Growth VIP Fund. Change effective May 01, 2021.
(7) Merged assets from Invesco V.I. Value Opportunities Fund. Change effective April 30, 2021.
(8) Formerly Invesco Oppenheimer V.I. Discovery Mid Cap Growth Fund. Change effective April 30, 2021.
(9) Formerly Invesco Oppenheimer V.I. Capital Appreciation Fund. Change effective April 30, 2021.
(10) Formerly Invesco Oppenheimer V.I. Global Fund. Change effective April 30, 2021.
(11) Formerly Invesco Oppenheimer V.I. Main Street Fund®. Change effective April 30, 2021.
(12) Formerly Invesco Oppenheimer V.I. Main Street Small Cap Fund®. Change effective April 30, 2021.
(13) Formerly Putnam VT Equity Income Fund. Change effective April 30, 2021.
(14) Formerly Prudential Series Jennison 20/20 Focus Portfolio. Change effective April 26, 2021.
(15) Formerly Prudential Series Jennison Portfolio. Change effective April 26, 2021.
(16) Formerly Prudential Series Value Portfolio. Change effective April 26, 2021.
(17) Formerly Prudential Series SP International Growth Portfolio. Change effective April 26, 2021.
(18) Formerly Wells Fargo VT Index Asset Allocation Fund. Change effective December 03, 2021.
(19) Formerly Wells Fargo VT International Equity Fund. Change effective December 03, 2021.
(20) Formerly Wells Fargo VT Small Cap Growth Fund. Change effective December 03, 2021.
(21) Formerly Wells Fargo VT Discovery Fund. Change effective December 03, 2021.
(22) Formerly Wells Fargo VT Opportunity Fund. Change effective December 03, 2021.

SEPARATE ACCOUNT SEVEN
Talcott Resolution Life Insurance Company
Statements of Operations
For the Periods Ended December 31, 2021

	American Century VP Value Fund	American Century VP Growth Fund	AB VPS Balanced Wealth Strategy Portfolio	AB VPS International Value Portfolio	AB VPS Small/Mid Cap Value Portfolio	AB VPS International Growth Portfolio	Invesco V.I. Value Opportunities Fund	Invesco V.I. Core Equity Fund	Invesco V.I. Government Securities Fund	Invesco V.I. High Yield Fund
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account (1)	Sub-Account	Sub-Account	Sub-Account

Investment income:
Dividends	$18,966	$—	$6,977	$57,257	$8,450	$—	$109,793	$166,973	$1,532,001	$21,539

Expenses:
Administrative charges	—	—	—	—	—	—	(5,899)	(42,893)	(92,002)	(529)
Mortality and expense risk charges	(8,338)	(550)	(42,377)	(57,005)	(21,526)	(7,329)	(73,476)	(434,988)	(1,075,758)	(7,318)
Total expenses	(8,338)	(550)	(42,377)	(57,005)	(21,526)	(7,329)	(79,375)	(477,881)	(1,167,760)	(7,847)
Net investment income (loss)	10,628	(550)	(35,400)	252	(13,076)	(7,329)	30,418	(310,908)	364,241	13,692

Net realized and unrealized gain (loss) on investments:
Net realized gain (loss) on security transactions	146,628	14,553	9,204	161,973	70,707	31,131	482,555	730,651	(39,241)	(553)
Net realized gain distributions	—	14,731	60,649	—	—	39,070	370,081	577,492	—	—
Change in unrealized appreciation (depreciation) during the period	108,088	(6,987)	263,751	166,992	331,203	(37,599)	2,299,667	4,948,023	(2,969,722)	(4,918)
Net gain (loss) on investments	254,716	22,297	333,604	328,965	401,910	32,602	3,152,303	6,256,166	(3,008,963)	(5,471)
Net increase (decrease) in net assets resulting from operations	$265,344	$21,747	$298,204	$329,217	$388,834	$25,273	$3,182,721	$5,945,258	$(2,644,722)	$8,221

The accompanying notes are an integral part of these financial statements.

SEPARATE ACCOUNT SEVEN
Talcott Resolution Life Insurance Company
Statements of Operations (continued)
For the Periods Ended December 31, 2021

	Invesco V.I. International Growth Fund	Invesco V.I. Main Street Mid Cap Fund®	Invesco V.I. Small Cap Equity Fund	Invesco V.I. Balanced-Risk Allocation Fund	Invesco V.I. Diversified Dividend Fund	Invesco V.I. Government Money Market Fund	American Century VP Mid Cap Value Fund	AB VPS Growth and Income Portfolio	American Funds Insurance Series® Capital World Bond Fund®	American Funds Insurance Series® Capital World Growth and Income Fund®
	Sub-Account	Sub-Account (2)	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account (3)

Investment income:
Dividends	$300,605	$112,874	$28,273	$27,502	$127	$3,451	$953	$752	$306,715	$595,806

Expenses:
Administrative charges	(26,385)	(34,548)	(51)	—	—	—	—	—	—	—
Mortality and expense risk charges	(386,582)	(447,855)	(364,736)	(13,516)	(108)	(841,500)	(634)	(2,207)	(331,943)	(686,049)
Total expenses	(412,967)	(482,403)	(364,787)	(13,516)	(108)	(841,500)	(634)	(2,207)	(331,943)	(686,049)
Net investment income (loss)	(112,362)	(369,529)	(336,514)	13,986	19	(838,049)	319	(1,455)	(25,228)	(90,243)

Net realized and unrealized gain (loss) on investments:
Net realized gain (loss) on security transactions	1,410,818	85,954	1,346,997	(3,272)	196	—	2,417	1,504	187,561	1,758,317
Net realized gain distributions	1,670,792	—	1,039,783	29,590	25	—	—	—	470,588	873,586
Change in unrealized appreciation (depreciation) during the period	(1,896,886)	5,125,887	1,307,934	28,217	714	—	15,716	25,932	(1,922,599)	2,166,991
Net gain (loss) on investments	1,184,724	5,211,841	3,694,714	54,535	935	—	18,133	27,436	(1,264,450)	4,798,894
Net increase (decrease) in net assets resulting from operations	$1,072,362	$4,842,312	$3,358,200	$68,521	$954	$(838,049)	$18,452	$25,981	$(1,289,678)	$4,708,651

The accompanying notes are an integral part of these financial statements.

SEPARATE ACCOUNT SEVEN
Talcott Resolution Life Insurance Company
Statements of Operations (continued)
For the Periods Ended December 31, 2021

	American Funds Insurance Series® Asset Allocation Fund	American Funds Insurance Series® Washington Mutual Investors FundSM	American Funds Insurance Series® The Bond Fund of America®	American Funds Insurance Series® Global Growth Fund	American Funds Insurance Series® Growth Fund	American Funds Insurance Series® Growth-Income Fund	American Funds Insurance Series® International Fund	American Funds Insurance Series® New World Fund®	American Funds Insurance Series® Global Small Capitalization Fund	Columbia Variable Portfolio - Small Company Growth Fund
	Sub-Account	Sub-Account (4)	Sub-Account (5)	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account

Investment income:
Dividends	$2,056,222	$1,005,262	$1,535,015	$179,555	$1,067,144	$3,659,462	$1,871,398	$231,183	$—	$—

Expenses:
Administrative charges	(202,984)	(92,381)	(151,328)	(80,799)	(755,267)	(487,695)	(95,960)	(36,958)	(48,625)	—
Mortality and expense risk charges	(2,309,879)	(1,203,816)	(1,775,197)	(898,475)	(8,762,186)	(5,537,124)	(1,301,735)	(494,042)	(626,374)	(132,092)
Total expenses	(2,512,863)	(1,296,197)	(1,926,525)	(979,274)	(9,517,453)	(6,024,819)	(1,397,695)	(531,000)	(674,999)	(132,092)
Net investment income (loss)	(456,641)	(290,935)	(391,510)	(799,719)	(8,450,309)	(2,365,357)	473,703	(299,817)	(674,999)	(132,092)

Net realized and unrealized gain (loss) on investments:
Net realized gain (loss) on security transactions	6,561,786	2,798,712	566,818	3,623,002	42,187,127	18,601,732	3,781,124	1,923,281	2,707,507	542,971
Net realized gain distributions	4,588,216	—	4,647,551	2,669,395	67,581,588	3,312,560	—	954,982	854,378	993,491
Change in unrealized appreciation (depreciation) during the period	6,083,929	13,297,668	(7,193,707)	1,824,011	(5,642,389)	46,818,177	(6,522,032)	(1,619,303)	(977,815)	(1,628,356)
Net gain (loss) on investments	17,233,931	16,096,380	(1,979,338)	8,116,408	104,126,326	68,732,469	(2,740,908)	1,258,960	2,584,070	(91,894)
Net increase (decrease) in net assets resulting from operations	$16,777,290	$15,805,445	$(2,370,848)	$7,316,689	$95,676,017	$66,367,112	$(2,267,205)	$959,143	$1,909,071	$(223,986)

The accompanying notes are an integral part of these financial statements.

SEPARATE ACCOUNT SEVEN
Talcott Resolution Life Insurance Company
Statements of Operations (continued)
For the Periods Ended December 31, 2021

	Allspring VT Omega Growth Fund	Fidelity® VIP Growth Portfolio	Fidelity® VIP Contrafund® Portfolio	Fidelity® VIP Mid Cap Portfolio	Fidelity® VIP Value Strategies Portfolio	Fidelity® VIP Dynamic Capital Appreciation Portfolio	Fidelity® VIP Strategic Income Portfolio	Franklin Rising Dividends VIP Fund	Franklin Income VIP Fund	Franklin Large Cap Growth VIP Fund
	Sub-Account (6)	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account

Investment income:
Dividends	$—	$—	$3,973	$33,993	$8,857	$283	$1,643	$1,230,863	$10,509,036	$—

Expenses:
Administrative charges	(1,171)	—	—	—	—	—	—	(196,303)	(306,940)	(40,786)
Mortality and expense risk charges	(11,322)	(31,066)	(229,910)	(158,693)	(13,410)	(4,994)	(352)	(2,295,413)	(3,645,749)	(476,270)
Total expenses	(12,493)	(31,066)	(229,910)	(158,693)	(13,410)	(4,994)	(352)	(2,491,716)	(3,952,689)	(517,056)
Net investment income (loss)	(12,493)	(31,066)	(225,937)	(124,700)	(4,553)	(4,711)	1,291	(1,260,853)	6,556,347	(517,056)

Net realized and unrealized gain (loss) on investments:
Net realized gain (loss) on security transactions	72,279	191,909	1,082,121	875,761	39,192	28,905	103	7,473,400	2,714,423	2,038,982
Net realized gain distributions	70,146	398,816	1,767,064	1,545,388	59,087	26,781	1,039	4,637,059	—	3,372,342
Change in unrealized appreciation (depreciation) during the period	(42,695)	(185,135)	583,024	(191,439)	91,005	4,118	(553)	20,333,347	21,772,114	(1,496,868)
Net gain (loss) on investments	99,730	405,590	3,432,209	2,229,710	189,284	59,804	589	32,443,806	24,486,537	3,914,456
Net increase (decrease) in net assets resulting from operations	$87,237	$374,524	$3,206,272	$2,105,010	$184,731	$55,093	$1,880	$31,182,953	$31,042,884	$3,397,400

The accompanying notes are an integral part of these financial statements.

SEPARATE ACCOUNT SEVEN
Talcott Resolution Life Insurance Company
Statements of Operations (continued)
For the Periods Ended December 31, 2021

	Franklin Global Real Estate VIP Fund	Franklin Small-Mid Cap Growth VIP Fund	Franklin Small Cap Value VIP Fund	Franklin Strategic Income VIP Fund	Franklin Mutual Shares VIP Fund	Templeton Developing Markets VIP Fund	Templeton Foreign VIP Fund	Templeton Growth VIP Fund	Franklin Mutual Global Discovery VIP Fund	Franklin DynaTech VIP Fund
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account (7)

Investment income:
Dividends	$4,152	$—	$106,387	$2,305,676	$3,665,967	$140,247	$827,250	$717,988	$968,597	$—

Expenses:
Administrative charges	(686)	(77,128)	—	(85,820)	(180,078)	(16,917)	(68,909)	(92,731)	(43,656)	(21,311)
Mortality and expense risk charges	(6,466)	(907,254)	(186,318)	(1,106,393)	(2,076,679)	(237,032)	(738,949)	(1,065,420)	(645,225)	(251,168)
Total expenses	(7,152)	(984,382)	(186,318)	(1,192,213)	(2,256,757)	(253,949)	(807,858)	(1,158,151)	(688,881)	(272,479)
Net investment income (loss)	(3,000)	(984,382)	(79,931)	1,113,463	1,409,210	(113,702)	19,392	(440,163)	279,716	(272,479)

Net realized and unrealized gain (loss) on investments:
Net realized gain (loss) on security transactions	6,892	2,224,925	289,955	(925,556)	2,242,580	551,903	440,338	(95,629)	145,351	897,395
Net realized gain distributions	10,683	6,250,937	287,735	—	—	267,810	—	—	—	924,190
Change in unrealized appreciation (depreciation) during the period	86,331	(3,303,710)	1,546,859	138,968	16,851,133	(1,597,622)	796,017	2,666,786	5,401,937	289,913
Net gain (loss) on investments	103,906	5,172,152	2,124,549	(786,588)	19,093,713	(777,909)	1,236,355	2,571,157	5,547,288	2,111,498
Net increase (decrease) in net assets resulting from operations	$100,906	$4,187,770	$2,044,618	$326,875	$20,502,923	$(891,611)	$1,255,747	$2,130,994	$5,827,004	$1,839,019

The accompanying notes are an integral part of these financial statements.

SEPARATE ACCOUNT SEVEN
Talcott Resolution Life Insurance Company
Statements of Operations (continued)
For the Periods Ended December 31, 2021

	Templeton Global Bond VIP Fund	Hartford Balanced HLS Fund	Hartford Total Return Bond HLS Fund	Hartford Capital Appreciation HLS Fund	Hartford Dividend and Growth HLS Fund	Hartford Healthcare HLS Fund	Hartford Disciplined Equity HLS Fund	Hartford International Opportunities HLS Fund	Hartford MidCap HLS Fund	Hartford Ultrashort Bond HLS Fund
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account

Investment income:
Dividends	$—	$94,165	$2,023,427	$363,192	$773,566	$—	$169,439	$54,368	$—	$274,629

Expenses:
Administrative charges	—	(9,784)	(22,166)	(24,754)	(16,737)	(136)	(1,080)	(1,995)	(1,302)	(50,514)
Mortality and expense risk charges	(123,722)	(208,933)	(1,340,179)	(1,422,334)	(1,032,295)	(1,136)	(498,165)	(95,234)	(44,430)	(663,515)
Total expenses	(123,722)	(218,717)	(1,362,345)	(1,447,088)	(1,049,032)	(1,272)	(499,245)	(97,229)	(45,732)	(714,029)
Net investment income (loss)	(123,722)	(124,552)	661,082	(1,083,896)	(275,466)	(1,272)	(329,806)	(42,861)	(45,732)	(439,400)

Net realized and unrealized gain (loss) on investments:
Net realized gain (loss) on security transactions	(228,017)	361,192	321,245	3,157,878	2,763,908	4,527	1,752,087	324,274	69,800	(13,503)
Net realized gain distributions	—	605,670	2,104,342	7,731,327	3,127,005	10,657	1,314,138	—	424,951	—
Change in unrealized appreciation (depreciation) during the period	(185,086)	959,122	(5,277,957)	1,044,484	11,338,568	(6,345)	4,042,830	81,538	(254,240)	(341,333)
Net gain (loss) on investments	(413,103)	1,925,984	(2,852,370)	11,933,689	17,229,481	8,839	7,109,055	405,812	240,511	(354,836)
Net increase (decrease) in net assets resulting from operations	$(536,825)	$1,801,432	$(2,191,288)	$10,849,793	$16,954,015	$7,567	$6,779,249	$362,951	$194,779	$(794,236)

The accompanying notes are an integral part of these financial statements.

SEPARATE ACCOUNT SEVEN
Talcott Resolution Life Insurance Company
Statements of Operations (continued)
For the Periods Ended December 31, 2021

	Hartford Small Company HLS Fund	Hartford SmallCap Growth HLS Fund	Hartford Stock HLS Fund	Rational Trend Aggregation VA Fund	Rational Insider Buying VA Fund	Lord Abbett Series Fund - Fundamental Equity Portfolio	Lord Abbett Series Fund - Dividend Growth Portfolio	Lord Abbett Series Fund - Bond Debenture Portfolio	Lord Abbett Series Fund - Growth and Income Portfolio	MFS® Growth Series
	Sub-Account	Sub-Account	Sub-Account	Sub-Account (8)	Sub-Account (9)	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account

Investment income:
Dividends	$—	$—	$64,797	$11,369	$—	$4,446	$17,870	$225,547	$13,924	$—

Expenses:
Administrative charges	(3,236)	(171)	(8,706)	(1,592)	(1,744)	—	—	—	—	(35,372)
Mortality and expense risk charges	(66,276)	(26,678)	(119,763)	(16,724)	(35,682)	(3,982)	(37,988)	(118,680)	(22,593)	(461,914)
Total expenses	(69,512)	(26,849)	(128,469)	(18,316)	(37,426)	(3,982)	(37,988)	(118,680)	(22,593)	(497,286)
Net investment income (loss)	(69,512)	(26,849)	(63,672)	(6,947)	(37,426)	464	(20,118)	106,867	(8,669)	(497,286)

Net realized and unrealized gain (loss) on investments:
Net realized gain (loss) on security transactions	130,796	89,304	358,958	44,308	(1,213,556)	27,520	88,541	98,037	73,493	2,738,448
Net realized gain distributions	462,180	134,196	239,775	92,371	712,462	22,965	250,725	119,326	142,794	3,724,998
Change in unrealized appreciation (depreciation) during the period	(542,812)	(150,280)	810,383	142,494	475,799	88,672	223,284	(192,297)	106,602	(685,462)
Net gain (loss) on investments	50,164	73,220	1,409,116	279,173	(25,295)	139,157	562,550	25,066	322,889	5,777,984
Net increase (decrease) in net assets resulting from operations	$(19,348)	$46,371	$1,345,444	$272,226	$(62,721)	$139,621	$542,432	$131,933	$314,220	$5,280,698

The accompanying notes are an integral part of these financial statements.

SEPARATE ACCOUNT SEVEN
Talcott Resolution Life Insurance Company
Statements of Operations (continued)
For the Periods Ended December 31, 2021

	MFS® Global Equity Series	MFS® Investors Trust Series	MFS® Mid Cap Growth Series	MFS® New Discovery Series	MFS® Total Return Series	MFS® Value Series	MFS® Total Return Bond Series	MFS® Research Series	MFS® High Yield Portfolio	BlackRock Managed Volatility V.I. Fund
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account

Investment income:
Dividends	$29,761	$257,035	$—	$—	$2,077,121	$600,916	$1,541,846	$23,514	$1,037,112	$147,590

Expenses:
Administrative charges	(7,017)	(65,617)	(29,631)	(51,420)	(177,402)	(45,937)	(82,237)	(7,082)	—	—
Mortality and expense risk charges	(76,746)	(702,870)	(354,936)	(538,710)	(1,909,525)	(765,354)	(851,186)	(71,909)	(384,568)	(157,127)
Total expenses	(83,763)	(768,487)	(384,567)	(590,130)	(2,086,927)	(811,291)	(933,423)	(78,991)	(384,568)	(157,127)
Net investment income (loss)	(54,002)	(511,452)	(384,567)	(590,130)	(9,806)	(210,375)	608,423	(55,477)	652,544	(9,537)

Net realized and unrealized gain (loss) on investments:
Net realized gain (loss) on security transactions	284,122	4,006,802	1,012,618	2,591,848	4,518,930	2,983,351	383,888	207,113	(127,115)	(114,544)
Net realized gain distributions	288,587	1,294,122	3,938,668	4,953,440	5,564,037	1,048,534	4,234	246,331	—	—
Change in unrealized appreciation (depreciation) during the period	100,521	4,473,811	(2,313,812)	(6,745,800)	3,364,872	6,134,638	(2,411,487)	449,504	(182,810)	90,349
Net gain (loss) on investments	673,230	9,774,735	2,637,474	799,488	13,447,839	10,166,523	(2,023,365)	902,948	(309,925)	(24,195)
Net increase (decrease) in net assets resulting from operations	$619,228	$9,263,283	$2,252,907	$209,358	$13,438,033	$9,956,148	$(1,414,942)	$847,471	$342,619	$(33,732)

The accompanying notes are an integral part of these financial statements.

SEPARATE ACCOUNT SEVEN
Talcott Resolution Life Insurance Company
Statements of Operations (continued)
For the Periods Ended December 31, 2021

	BlackRock Global Allocation V.I. Fund	BlackRock S&P 500 Index V.I. Fund	BlackRock Large Cap Focus Growth V.I. Fund	BlackRock Equity Dividend V.I. Fund	Morgan Stanley VIF Core Plus Fixed Income Portfolio	Morgan Stanley VIF Growth Portfolio	Morgan Stanley VIF Discovery Portfolio	Invesco V.I. American Value Fund	BlackRock Capital Appreciation V.I. Fund	Columbia Variable Portfolio - Dividend Opportunity Fund
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account (10)	Sub-Account	Sub-Account

Investment income:
Dividends	$449	$34,016	$—	$6,345	$115	$—	$—	$63,067	$—	$—

Expenses:
Administrative charges	—	—	(778)	—	—	—	—	—	—	—
Mortality and expense risk charges	(351)	(24,903)	(9,974)	(3,373)	(74)	(8,089)	(33,534)	(197,518)	(2,440)	(139,483)
Total expenses	(351)	(24,903)	(10,752)	(3,373)	(74)	(8,089)	(33,534)	(197,518)	(2,440)	(139,483)
Net investment income (loss)	98	9,113	(10,752)	2,972	41	(8,089)	(33,534)	(134,451)	(2,440)	(139,483)

Net realized and unrealized gain (loss) on investments:
Net realized gain (loss) on security transactions	114	234,311	24,960	23,894	46	19,646	232,429	59,793	24,168	660,393
Net realized gain distributions	9,220	243,397	78,377	60,739	287	95,300	758,650	—	67,576	—
Change in unrealized appreciation (depreciation) during the period	(6,466)	358,260	(17,026)	1,808	(472)	(110,443)	(1,186,075)	920,835	(22,159)	863,995
Net gain (loss) on investments	2,868	835,968	86,311	86,441	(139)	4,503	(194,996)	980,628	69,585	1,524,388
Net increase (decrease) in net assets resulting from operations	$2,966	$845,081	$75,559	$89,413	$(98)	$(3,586)	$(228,530)	$846,177	$67,145	$1,384,905

The accompanying notes are an integral part of these financial statements.

SEPARATE ACCOUNT SEVEN
Talcott Resolution Life Insurance Company
Statements of Operations (continued)
For the Periods Ended December 31, 2021

	Columbia Variable Portfolio - Income Opportunities Fund	Columbia Variable Portfolio - Mid Cap Growth Fund	Invesco V.I. Discovery Mid Cap Growth Fund	Invesco V.I. Capital Appreciation Fund	Invesco V.I. Global Fund	Invesco V.I. Main Street Fund®	Invesco V.I. Main Street Small Cap Fund®	Putnam VT Diversified Income Fund	Putnam VT Global Asset Allocation Fund	Putnam VT Growth Opportunities Fund
	Sub-Account	Sub-Account	Sub-Account (11)	Sub-Account (12)	Sub-Account (13)	Sub-Account (14)	Sub-Account (15)	Sub-Account	Sub-Account	Sub-Account

Investment income:
Dividends	$438,903	$—	$—	$—	$—	$2,189	$5,808	$55,174	$3,583	$—

Expenses:
Administrative charges	(2,863)	(3,673)	—	—	—	—	—	—	—	—
Mortality and expense risk charges	(98,647)	(164,635)	(62,657)	(5,137)	(72,567)	(6,369)	(53,561)	(136,007)	(9,481)	(8,287)
Total expenses	(101,510)	(168,308)	(62,657)	(5,137)	(72,567)	(6,369)	(53,561)	(136,007)	(9,481)	(8,287)
Net investment income (loss)	337,393	(168,308)	(62,657)	(5,137)	(72,567)	(4,180)	(47,753)	(80,833)	(5,898)	(8,287)

Net realized and unrealized gain (loss) on investments:
Net realized gain (loss) on security transactions	(57,684)	1,015,816	243,519	11,587	198,282	11,067	342,871	(167,458)	2,805	195,458
Net realized gain distributions	—	—	348,729	18,541	234,912	24,884	203,086	—	13,225	125,641
Change in unrealized appreciation (depreciation) during the period	(168,822)	202,489	(41,052)	36,759	202,214	65,908	127,828	(505,688)	47,825	(61,393)
Net gain (loss) on investments	(226,506)	1,218,305	551,196	66,887	635,408	101,859	673,785	(673,146)	63,855	259,706
Net increase (decrease) in net assets resulting from operations	$110,887	$1,049,997	$488,539	$61,750	$562,841	$97,679	$626,032	$(753,979)	$57,957	$251,419

The accompanying notes are an integral part of these financial statements.

SEPARATE ACCOUNT SEVEN
Talcott Resolution Life Insurance Company
Statements of Operations (continued)
For the Periods Ended December 31, 2021

	Putnam VT International Value Fund	Putnam VT International Equity Fund	Putnam VT Small Cap Value Fund	JPMorgan Insurance Trust Core Bond Portfolio	JPMorgan Insurance Trust U.S. Equity Portfolio	JPMorgan Insurance Trust Mid Cap Value Portfolio	Putnam VT Large Cap Value Fund	PIMCO VIT All Asset Portfolio	PIMCO StocksPLUS® Global Portfolio	PSF PGIM Jennison Focused Blend Portfolio
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account (16)	Sub-Account	Sub-Account	Sub-Account (17)

Investment income:
Dividends	$268	$3,290	$1,584	$423,310	$31,275	$27,679	$192	$1,594	$205	$—

Expenses:
Administrative charges	—	—	—	—	—	—	—	—	—	(13)
Mortality and expense risk charges	(484)	(5,354)	(3,847)	(344,493)	(65,652)	(48,596)	(91)	(94)	(2,159)	(127)
Total expenses	(484)	(5,354)	(3,847)	(344,493)	(65,652)	(48,596)	(91)	(94)	(2,159)	(140)
Net investment income (loss)	(216)	(2,064)	(2,263)	78,817	(34,377)	(20,917)	101	1,500	(1,954)	(140)

Net realized and unrealized gain (loss) on investments:
Net realized gain (loss) on security transactions	987	9,165	3,534	156,499	441,025	76,564	8,058	150	2,371	137
Net realized gain distributions	169	10,145	—	308,458	186,387	152,470	597	—	30,946	—
Change in unrealized appreciation (depreciation) during the period	1,517	1,637	58,069	(1,203,908)	420,525	522,615	(3,974)	359	22,138	1,198
Net gain (loss) on investments	2,673	20,947	61,603	(738,951)	1,047,937	751,649	4,681	509	55,455	1,335
Net increase (decrease) in net assets resulting from operations	$2,457	$18,883	$59,340	$(660,134)	$1,013,560	$730,732	$4,782	$2,009	$53,501	$1,195

The accompanying notes are an integral part of these financial statements.

SEPARATE ACCOUNT SEVEN
Talcott Resolution Life Insurance Company
Statements of Operations (continued)
For the Periods Ended December 31, 2021

	PSF PGIM Jennison Growth Portfolio	PSF PGIM Jennison Value Portfolio	PSF International Growth Portfolio	ClearBridge Variable Dividend Strategy Portfolio	Western Asset Variable Global High Yield Bond Portfolio	Clearbridge Variable Large Cap Value Portfolio	Invesco V.I. Growth and Income Fund	Invesco V.I. Comstock Fund	Invesco V.I. American Franchise Fund	Allspring VT Index Asset Allocation Fund
	Sub-Account (18)	Sub-Account (19)	Sub-Account (20)	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account (21)

Investment income:
Dividends	$—	$—	$—	$489	$1,546	$7,920	$13,702	$3,206	$—	$186

Expenses:
Administrative charges	(641)	—	—	—	(52)	(1,156)	(339)	(224)	—	—
Mortality and expense risk charges	(7,499)	(346)	(190)	(444)	(432)	(9,633)	(15,812)	(4,023)	(421,839)	(574)
Total expenses	(8,140)	(346)	(190)	(444)	(484)	(10,789)	(16,151)	(4,247)	(421,839)	(574)
Net investment income (loss)	(8,140)	(346)	(190)	45	1,062	(2,869)	(2,449)	(1,041)	(421,839)	(388)

Net realized and unrealized gain (loss) on investments:
Net realized gain (loss) on security transactions	17,652	371	503	388	(89)	10,001	74,245	3,553	1,609,043	599
Net realized gain distributions	—	—	—	2,479	—	65,853	—	—	2,536,902	2,961
Change in unrealized appreciation (depreciation) during the period	43,007	4,695	1,031	4,167	(1,004)	92,228	187,749	48,540	(1,642,298)	980
Net gain (loss) on investments	60,659	5,066	1,534	7,034	(1,093)	168,082	261,994	52,093	2,503,647	4,540
Net increase (decrease) in net assets resulting from operations	$52,519	$4,720	$1,344	$7,079	$(31)	$165,213	$259,545	$51,052	$2,081,808	$4,152

The accompanying notes are an integral part of these financial statements.

SEPARATE ACCOUNT SEVEN
Talcott Resolution Life Insurance Company
Statements of Operations (concluded)
For the Periods Ended December 31, 2021

	Allspring VT International Equity Fund	Allspring VT Small Cap Growth Fund	Allspring VT Discovery Fund	Allspring VT Opportunity Fund	MFS® Core Equity Portfolio	MFS® Massachusetts Investors Growth Stock Portfolio	MFS® Research International Portfolio	Columbia Variable Portfolio - Large Cap Growth Fund	Columbia Variable Portfolio - Overseas Core Fund	CTIVP® - Loomis Sayles Growth Fund
	Sub-Account (22)	Sub-Account (23)	Sub-Account (24)	Sub-Account (25)	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account

Investment income:
Dividends	$9,005	$—	$—	$10,318	$23,687	$20,120	$58,474	$—	$50,032	$—

Expenses:
Administrative charges	—	—	—	—	—	—	—	—	—	—
Mortality and expense risk charges	(11,247)	(21,138)	(214)	(72,615)	(94,839)	(149,471)	(128,203)	(179,815)	(100,488)	(151,466)
Total expenses	(11,247)	(21,138)	(214)	(72,615)	(94,839)	(149,471)	(128,203)	(179,815)	(100,488)	(151,466)
Net investment income (loss)	(2,242)	(21,138)	(214)	(62,297)	(71,152)	(129,351)	(69,729)	(179,815)	(50,456)	(151,466)

Net realized and unrealized gain (loss) on investments:
Net realized gain (loss) on security transactions	(78,558)	102,090	490	660,308	229,176	434,634	276,017	909,624	127,434	708,581
Net realized gain distributions	—	118,672	1,176	208,952	405,828	1,071,554	340,458	—	95,105	—
Change in unrealized appreciation (depreciation) during the period	121,218	(130,514)	(2,429)	162,249	516,516	345,785	116,127	1,275,288	166,827	512,493
Net gain (loss) on investments	42,660	90,248	(763)	1,031,509	1,151,520	1,851,973	732,602	2,184,912	389,366	1,221,074
Net increase (decrease) in net assets resulting from operations	$40,418	$69,110	$(977)	$969,212	$1,080,368	$1,722,622	$662,873	$2,005,097	$338,910	$1,069,608

The accompanying notes are an integral part of these financial statements.

(1) Merged into Invesco V.I. American Value Fund. Change effective April 30, 2021.
(2) Formerly Invesco V.I. Mid Cap Core Equity Fund. Change effective April 30, 2021.
(3) Formerly American Funds Insurance Series® Global Growth and Income Fund. Change effective May 01, 2021.
(4) Formerly American Funds Insurance Series® Blue Chip Income and Growth Fund. Change effective May 01, 2021.
(5) Formerly American Funds Insurance Series® Bond Fund. Change effective May 01, 2021.
(6) Formerly Wells Fargo VT Omega Growth Fund. Change effective December 03, 2021.
(7) Formerly Franklin Flex Cap Growth VIP Fund. Change effective May 01, 2021.
(8) Liquidated as of July 30, 2021.
(9) Liquidated as of November 30, 2021.
(10) Merged assets from Invesco V.I. Value Opportunities Fund. Change effective April 30, 2021.
(11) Formerly Invesco Oppenheimer V.I. Discovery Mid Cap Growth Fund. Change effective April 30, 2021.
(12) Formerly Invesco Oppenheimer V.I. Capital Appreciation Fund. Change effective April 30, 2021.
(13) Formerly Invesco Oppenheimer V.I. Global Fund. Change effective April 30, 2021.
(14) Formerly Invesco Oppenheimer V.I. Main Street Fund®. Change effective April 30, 2021.
(15) Formerly Invesco Oppenheimer V.I. Main Street Small Cap Fund®. Change effective April 30, 2021.
(16) Formerly Putnam VT Equity Income Fund. Change effective April 30, 2021.
(17) Formerly Prudential Series Jennison 20/20 Focus Portfolio. Change effective April 26, 2021.
(18) Formerly Prudential Series Jennison Portfolio. Change effective April 26, 2021.
(19) Formerly Prudential Series Value Portfolio. Change effective April 26, 2021.
(20) Formerly Prudential Series SP International Growth Portfolio. Change effective April 26, 2021.
(21) Formerly Wells Fargo VT Index Asset Allocation Fund. Change effective December 03, 2021.
(22) Formerly Wells Fargo VT International Equity Fund. Change effective December 03, 2021.
(23) Formerly Wells Fargo VT Small Cap Growth Fund. Change effective December 03, 2021.
(24) Formerly Wells Fargo VT Discovery Fund. Change effective December 03, 2021.
(25) Formerly Wells Fargo VT Opportunity Fund. Change effective December 03, 2021.

SEPARATE ACCOUNT SEVEN
Talcott Resolution Life Insurance Company
Statements of Changes in Net Assets
For the Periods Ended December 31, 2021

	American Century VP Value Fund	American Century VP Growth Fund	AB VPS Balanced Wealth Strategy Portfolio	AB VPS International Value Portfolio	AB VPS Small/Mid Cap Value Portfolio	AB VPS International Growth Portfolio	Invesco V.I. Value Opportunities Fund	Invesco V.I. Core Equity Fund	Invesco V.I. Government Securities Fund	Invesco V.I. High Yield Fund
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account (1)	Sub-Account	Sub-Account	Sub-Account

Operations:
Net investment income (loss)	$10,628	$(550)	$(35,400)	$252	$(13,076)	$(7,329)	$30,418	$(310,908)	$364,241	$13,692
Net realized gain (loss) on security transactions	146,628	14,553	9,204	161,973	70,707	31,131	482,555	730,651	(39,241)	(553)
Net realized gain distributions	—	14,731	60,649	—	—	39,070	370,081	577,492	—	—
Change in unrealized appreciation (depreciation) during the period	108,088	(6,987)	263,751	166,992	331,203	(37,599)	2,299,667	4,948,023	(2,969,722)	(4,918)
Net increase (decrease) in net assets resulting from operations	265,344	21,747	298,204	329,217	388,834	25,273	3,182,721	5,945,258	(2,644,722)	8,221

Unit transactions:
Purchases	—	—	—	10,905	575	—	20,500	31,738	270,921	—
Net transfers	(156,043)	15,747	7,991	(280,707)	(132,132)	(239)	984,521	(504,085)	6,145,499	132,994
Net interfund transfers due to corporate actions	—	—	—	—	—	—	(15,028,029)	—	—	—
Surrenders for benefit payments and fees	(178,757)	(35,240)	(218,369)	(477,284)	(164,883)	(74,726)	(402,438)	(2,501,139)	(7,725,142)	(9,335)
Other transactions	—	—	2	88	(1)	(2)	2,032	472	4,834	—
Death benefits	(42,975)	—	—	(118,639)	(524)	(1,247)	(215,712)	(522,569)	(2,764,916)	(11,964)
Net annuity transactions	—	—	—	10	1,446	—	(171,215)	(70,669)	521,797	702
Net increase (decrease) in net assets resulting from unit transactions	(377,775)	(19,493)	(210,376)	(865,627)	(295,519)	(76,214)	(14,810,341)	(3,566,252)	(3,547,007)	112,397
Net increase (decrease) in net assets	(112,431)	2,254	87,828	(536,410)	93,315	(50,941)	(11,627,620)	2,379,006	(6,191,729)	120,618

Net assets:
Beginning of period	1,292,716	79,879	2,634,262	3,855,007	1,249,116	436,943	11,627,620	24,985,622	66,804,350	333,250
End of period	$1,180,285	$82,133	$2,722,090	$3,318,597	$1,342,431	$386,002	$—	$27,364,628	$60,612,621	$453,868

The accompanying notes are an integral part of these financial statements.

SEPARATE ACCOUNT SEVEN
Talcott Resolution Life Insurance Company
Statements of Changes in Net Assets (continued)
For the Periods Ended December 31, 2021

	Invesco V.I. International Growth Fund	Invesco V.I. Main Street Mid Cap Fund®	Invesco V.I. Small Cap Equity Fund	Invesco V.I. Balanced-Risk Allocation Fund	Invesco V.I. Diversified Dividend Fund	Invesco V.I. Government Money Market Fund	American Century VP Mid Cap Value Fund	AB VPS Growth and Income Portfolio	American Funds Insurance Series® Capital World Bond Fund®	American Funds Insurance Series® Capital World Growth and Income Fund®
	Sub-Account	Sub-Account (2)	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account (3)

Operations:
Net investment income (loss)	$(112,362)	$(369,529)	$(336,514)	$13,986	$19	$(838,049)	$319	$(1,455)	$(25,228)	$(90,243)
Net realized gain (loss) on security transactions	1,410,818	85,954	1,346,997	(3,272)	196	—	2,417	1,504	187,561	1,758,317
Net realized gain distributions	1,670,792	—	1,039,783	29,590	25	—	—	—	470,588	873,586
Change in unrealized appreciation (depreciation) during the period	(1,896,886)	5,125,887	1,307,934	28,217	714	—	15,716	25,932	(1,922,599)	2,166,991
Net increase (decrease) in net assets resulting from operations	1,072,362	4,842,312	3,358,200	68,521	954	(838,049)	18,452	25,981	(1,289,678)	4,708,651

Unit transactions:
Purchases	46,140	252,307	41,801	—	—	380,091	69	—	19,444	107,077
Net transfers	712,520	(283,441)	(1,360,812)	(14,141)	—	13,216,598	(5,369)	168,624	1,651,950	(591,238)
Net interfund transfers due to corporate actions	—	—	—	—	—	—	—	—	—	—
Surrenders for benefit payments and fees	(3,506,721)	(2,323,190)	(2,161,489)	(93,420)	(518)	(12,690,411)	(3,372)	(5,795)	(2,113,649)	(3,396,698)
Other transactions	363	2,295	(2,009)	—	(1)	12,941	—	(1)	(380)	72
Death benefits	(536,321)	(913,611)	(380,703)	(33,169)	—	(5,020,632)	—	—	(541,462)	(1,201,862)
Net annuity transactions	105,084	6,370	100,583	—	—	(135,728)	—	(4,237)	3,462	(2,607)
Net increase (decrease) in net assets resulting from unit transactions	(3,178,935)	(3,259,270)	(3,762,629)	(140,730)	(519)	(4,237,141)	(8,672)	158,591	(980,635)	(5,085,256)
Net increase (decrease) in net assets	(2,106,573)	1,583,042	(404,429)	(72,209)	435	(5,075,190)	9,780	184,572	(2,270,313)	(376,605)

Net assets:
Beginning of period	26,233,825	24,150,313	19,732,844	935,500	6,295	52,819,533	87,037	98,098	19,994,237	38,993,616
End of period	$24,127,252	$25,733,355	$19,328,415	$863,291	$6,730	$47,744,343	$96,817	$282,670	$17,723,924	$38,617,011

The accompanying notes are an integral part of these financial statements.

SEPARATE ACCOUNT SEVEN
Talcott Resolution Life Insurance Company
Statements of Changes in Net Assets (continued)
For the Periods Ended December 31, 2021

	American Funds Insurance Series® Asset Allocation Fund	American Funds Insurance Series® Washington Mutual Investors FundSM	American Funds Insurance Series® The Bond Fund of America®	American Funds Insurance Series® Global Growth Fund	American Funds Insurance Series® Growth Fund	American Funds Insurance Series® Growth-Income Fund	American Funds Insurance Series® International Fund	American Funds Insurance Series® New World Fund®	American Funds Insurance Series® Global Small Capitalization Fund	Columbia Variable Portfolio - Small Company Growth Fund
	Sub-Account	Sub-Account (4)	Sub-Account (5)	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account

Operations:
Net investment income (loss)	$(456,641)	$(290,935)	$(391,510)	$(799,719)	$(8,450,309)	$(2,365,357)	$473,703	$(299,817)	$(674,999)	$(132,092)
Net realized gain (loss) on security transactions	6,561,786	2,798,712	566,818	3,623,002	42,187,127	18,601,732	3,781,124	1,923,281	2,707,507	542,971
Net realized gain distributions	4,588,216	—	4,647,551	2,669,395	67,581,588	3,312,560	—	954,982	854,378	993,491
Change in unrealized appreciation (depreciation) during the period	6,083,929	13,297,668	(7,193,707)	1,824,011	(5,642,389)	46,818,177	(6,522,032)	(1,619,303)	(977,815)	(1,628,356)
Net increase (decrease) in net assets resulting from operations	16,777,290	15,805,445	(2,370,848)	7,316,689	95,676,017	66,367,112	(2,267,205)	959,143	1,909,071	(223,986)

Unit transactions:
Purchases	1,127,392	257,568	327,133	410,564	3,105,097	2,078,168	508,202	47,262	286,550	17,067
Net transfers	2,328,688	2,053,790	9,110,745	(112,515)	(16,577,114)	(7,651,133)	(1,398,763)	(150,117)	(583,308)	(433,406)
Net interfund transfers due to corporate actions	—	—	—	—	—	—	—	—	—	—
Surrenders for benefit payments and fees	(11,962,891)	(6,240,792)	(11,781,958)	(4,061,795)	(50,954,242)	(32,645,470)	(7,985,464)	(2,964,050)	(3,527,744)	(401,251)
Other transactions	(154)	3,652	4,102	2,014	12,380	9,564	3,004	(446)	2,087	(9)
Death benefits	(4,682,199)	(1,552,696)	(2,601,760)	(1,357,478)	(12,378,773)	(8,017,284)	(2,878,168)	(712,568)	(1,061,245)	(135,692)
Net annuity transactions	(149,381)	158,270	(346,105)	(16,485)	(42,861)	(905,150)	27,193	49,969	(13,162)	9,112
Net increase (decrease) in net assets resulting from unit transactions	(13,338,545)	(5,320,208)	(5,287,843)	(5,135,695)	(76,835,513)	(47,131,305)	(11,723,996)	(3,729,950)	(4,896,822)	(944,179)
Net increase (decrease) in net assets	3,438,745	10,485,237	(7,658,691)	2,180,994	18,840,504	19,235,807	(13,991,201)	(2,770,807)	(2,987,751)	(1,168,165)

Net assets:
Beginning of period	134,215,767	64,495,618	118,167,302	52,706,820	516,683,824	321,997,763	88,318,772	29,568,355	37,300,394	6,438,292
End of period	$137,654,512	$74,980,855	$110,508,611	$54,887,814	$535,524,328	$341,233,570	$74,327,571	$26,797,548	$34,312,643	$5,270,127

The accompanying notes are an integral part of these financial statements.

SEPARATE ACCOUNT SEVEN
Talcott Resolution Life Insurance Company
Statements of Changes in Net Assets (continued)
For the Periods Ended December 31, 2021

	Allspring VT Omega Growth Fund	Fidelity® VIP Growth Portfolio	Fidelity® VIP Contrafund® Portfolio	Fidelity® VIP Mid Cap Portfolio	Fidelity® VIP Value Strategies Portfolio	Fidelity® VIP Dynamic Capital Appreciation Portfolio	Fidelity® VIP Strategic Income Portfolio	Franklin Rising Dividends VIP Fund	Franklin Income VIP Fund	Franklin Large Cap Growth VIP Fund
	Sub-Account (6)	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account

Operations:
Net investment income (loss)	$(12,493)	$(31,066)	$(225,937)	$(124,700)	$(4,553)	$(4,711)	$1,291	$(1,260,853)	$6,556,347	$(517,056)
Net realized gain (loss) on security transactions	72,279	191,909	1,082,121	875,761	39,192	28,905	103	7,473,400	2,714,423	2,038,982
Net realized gain distributions	70,146	398,816	1,767,064	1,545,388	59,087	26,781	1,039	4,637,059	—	3,372,342
Change in unrealized appreciation (depreciation) during the period	(42,695)	(185,135)	583,024	(191,439)	91,005	4,118	(553)	20,333,347	21,772,114	(1,496,868)
Net increase (decrease) in net assets resulting from operations	87,237	374,524	3,206,272	2,105,010	184,731	55,093	1,880	31,182,953	31,042,884	3,397,400

Unit transactions:
Purchases	—	—	79,715	28,197	—	—	—	464,571	1,331,707	107,208
Net transfers	(64,186)	(323,579)	(191,196)	(1,052,602)	39,244	(33,645)	27,644	(1,901,174)	(390,128)	(965,958)
Net interfund transfers due to corporate actions	—	—	—	—	—	—	—	—	—	—
Surrenders for benefit payments and fees	(113,964)	(157,957)	(1,270,784)	(912,494)	(67,996)	(66,418)	(2,711)	(14,251,305)	(22,696,021)	(2,607,803)
Other transactions	(3)	9	3	232	—	1	—	994	18,288	921
Death benefits	(23,411)	(5,368)	(412,815)	(192,756)	—	—	—	(3,885,313)	(7,962,124)	(738,036)
Net annuity transactions	(225)	—	(19,196)	(20,132)	—	(1,989)	—	80,292	(267,748)	(55,842)
Net increase (decrease) in net assets resulting from unit transactions	(201,789)	(486,895)	(1,814,273)	(2,149,555)	(28,752)	(102,051)	24,933	(19,491,935)	(29,966,026)	(4,259,510)
Net increase (decrease) in net assets	(114,552)	(112,371)	1,391,999	(44,545)	155,979	(46,958)	26,813	11,691,018	1,076,858	(862,110)

Net assets:
Beginning of period	805,632	1,897,975	13,362,651	9,937,154	599,959	285,582	45,429	135,758,219	223,691,030	27,822,409
End of period	$691,080	$1,785,604	$14,754,650	$9,892,609	$755,938	$238,624	$72,242	$147,449,237	$224,767,888	$26,960,299

The accompanying notes are an integral part of these financial statements.

SEPARATE ACCOUNT SEVEN
Talcott Resolution Life Insurance Company
Statements of Changes in Net Assets (continued)
For the Periods Ended December 31, 2021

	Franklin Global Real Estate VIP Fund	Franklin Small-Mid Cap Growth VIP Fund	Franklin Small Cap Value VIP Fund	Franklin Strategic Income VIP Fund	Franklin Mutual Shares VIP Fund	Templeton Developing Markets VIP Fund	Templeton Foreign VIP Fund	Templeton Growth VIP Fund	Franklin Mutual Global Discovery VIP Fund	Franklin DynaTech VIP Fund
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account (7)

Operations:
Net investment income (loss)	$(3,000)	$(984,382)	$(79,931)	$1,113,463	$1,409,210	$(113,702)	$19,392	$(440,163)	$279,716	$(272,479)
Net realized gain (loss) on security transactions	6,892	2,224,925	289,955	(925,556)	2,242,580	551,903	440,338	(95,629)	145,351	897,395
Net realized gain distributions	10,683	6,250,937	287,735	—	—	267,810	—	—	—	924,190
Change in unrealized appreciation (depreciation) during the period	86,331	(3,303,710)	1,546,859	138,968	16,851,133	(1,597,622)	796,017	2,666,786	5,401,937	289,913
Net increase (decrease) in net assets resulting from operations	100,906	4,187,770	2,044,618	326,875	20,502,923	(891,611)	1,255,747	2,130,994	5,827,004	1,839,019

Unit transactions:
Purchases	—	202,806	48,408	233,521	615,516	87,314	172,299	262,007	267,903	124,943
Net transfers	(3,572)	(1,428,393)	771,642	4,478,887	(3,900,955)	559,046	(656,483)	325,754	(1,085,649)	(635,732)
Net interfund transfers due to corporate actions	—	—	—	—	—	—	—	—	—	—
Surrenders for benefit payments and fees	(38,883)	(5,327,703)	(1,464,860)	(7,145,573)	(11,448,051)	(1,520,017)	(4,534,653)	(6,136,812)	(3,976,562)	(1,257,518)
Other transactions	1	871	(149)	2,494	900	2	2,522	1,132	785	13
Death benefits	(790)	(1,541,269)	(153,385)	(2,113,598)	(4,140,855)	(223,347)	(1,069,772)	(2,262,010)	(762,082)	(754,761)
Net annuity transactions	(2,155)	76,940	(8,410)	(244,331)	(174,258)	4,578	(7,577)	(104,267)	75,600	14,225
Net increase (decrease) in net assets resulting from unit transactions	(45,399)	(8,016,748)	(806,754)	(4,788,600)	(19,047,703)	(1,092,424)	(6,093,664)	(7,914,196)	(5,480,005)	(2,508,830)
Net increase (decrease) in net assets	55,507	(3,828,978)	1,237,864	(4,461,725)	1,455,220	(1,984,035)	(4,837,917)	(5,783,202)	346,999	(669,811)

Net assets:
Beginning of period	401,422	53,632,760	9,162,535	69,892,571	124,666,556	13,796,127	48,335,905	67,260,246	35,992,426	14,732,220
End of period	$456,929	$49,803,782	$10,400,399	$65,430,846	$126,121,776	$11,812,092	$43,497,988	$61,477,044	$36,339,425	$14,062,409

The accompanying notes are an integral part of these financial statements.

SEPARATE ACCOUNT SEVEN
Talcott Resolution Life Insurance Company
Statements of Changes in Net Assets (continued)
For the Periods Ended December 31, 2021

	Templeton Global Bond VIP Fund	Hartford Balanced HLS Fund	Hartford Total Return Bond HLS Fund	Hartford Capital Appreciation HLS Fund	Hartford Dividend and Growth HLS Fund	Hartford Healthcare HLS Fund	Hartford Disciplined Equity HLS Fund	Hartford International Opportunities HLS Fund	Hartford MidCap HLS Fund	Hartford Ultrashort Bond HLS Fund
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account

Operations:
Net investment income (loss)	$(123,722)	$(124,552)	$661,082	$(1,083,896)	$(275,466)	$(1,272)	$(329,806)	$(42,861)	$(45,732)	$(439,400)
Net realized gain (loss) on security transactions	(228,017)	361,192	321,245	3,157,878	2,763,908	4,527	1,752,087	324,274	69,800	(13,503)
Net realized gain distributions	—	605,670	2,104,342	7,731,327	3,127,005	10,657	1,314,138	—	424,951	—
Change in unrealized appreciation (depreciation) during the period	(185,086)	959,122	(5,277,957)	1,044,484	11,338,568	(6,345)	4,042,830	81,538	(254,240)	(341,333)
Net increase (decrease) in net assets resulting from operations	(536,825)	1,801,432	(2,191,288)	10,849,793	16,954,015	7,567	6,779,249	362,951	194,779	(794,236)

Unit transactions:
Purchases	59,524	—	196,399	154,302	125,589	—	70,724	17,177	6,727	723,869
Net transfers	1,147,410	353,540	10,276,283	(2,027,177)	(5,223,609)	308	(2,432,594)	(53,371)	(6,624)	3,074,199
Net interfund transfers due to corporate actions	—	—	—	—	—	—	—	—	—	—
Surrenders for benefit payments and fees	(824,602)	(832,141)	(8,098,814)	(7,151,804)	(5,803,640)	(35,657)	(3,128,047)	(590,606)	(150,194)	(4,258,401)
Other transactions	(1)	(14)	647	(3)	780	—	26	12	2	1,313
Death benefits	(143,682)	(392,127)	(3,020,528)	(2,225,570)	(1,835,105)	—	(1,156,413)	(40,085)	(25,189)	(2,074,511)
Net annuity transactions	(4,858)	47,585	45,064	(61,479)	21,558	—	(6,916)	6,879	(3,848)	116,611
Net increase (decrease) in net assets resulting from unit transactions	233,791	(823,157)	(600,949)	(11,311,731)	(12,714,427)	(35,349)	(6,653,220)	(659,994)	(179,126)	(2,416,920)
Net increase (decrease) in net assets	(303,034)	978,275	(2,792,237)	(461,938)	4,239,588	(27,782)	126,029	(297,043)	15,653	(3,211,156)

Net assets:
Beginning of period	7,941,774	10,867,124	84,253,649	89,159,752	62,744,068	92,637	32,277,071	6,151,630	2,530,448	41,061,752
End of period	$7,638,740	$11,845,399	$81,461,412	$88,697,814	$66,983,656	$64,855	$32,403,100	$5,854,587	$2,546,101	$37,850,596

The accompanying notes are an integral part of these financial statements.

SEPARATE ACCOUNT SEVEN
Talcott Resolution Life Insurance Company
Statements of Changes in Net Assets (continued)
For the Periods Ended December 31, 2021

	Hartford Small Company HLS Fund	Hartford SmallCap Growth HLS Fund	Hartford Stock HLS Fund	Rational Trend Aggregation VA Fund	Rational Insider Buying VA Fund	Lord Abbett Series Fund - Fundamental Equity Portfolio	Lord Abbett Series Fund - Dividend Growth Portfolio	Lord Abbett Series Fund - Bond Debenture Portfolio	Lord Abbett Series Fund - Growth and Income Portfolio	MFS® Growth Series
	Sub-Account	Sub-Account	Sub-Account	Sub-Account (8)	Sub-Account (9)	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account

Operations:
Net investment income (loss)	$(69,512)	$(26,849)	$(63,672)	$(6,947)	$(37,426)	$464	$(20,118)	$106,867	$(8,669)	$(497,286)
Net realized gain (loss) on security transactions	130,796	89,304	358,958	44,308	(1,213,556)	27,520	88,541	98,037	73,493	2,738,448
Net realized gain distributions	462,180	134,196	239,775	92,371	712,462	22,965	250,725	119,326	142,794	3,724,998
Change in unrealized appreciation (depreciation) during the period	(542,812)	(150,280)	810,383	142,494	475,799	88,672	223,284	(192,297)	106,602	(685,462)
Net increase (decrease) in net assets resulting from operations	(19,348)	46,371	1,345,444	272,226	(62,721)	139,621	542,432	131,933	314,220	5,280,698

Unit transactions:
Purchases	6,537	6,583	48	18,310	10,101	—	200	19,922	19,285	47,140
Net transfers	175,806	(65,979)	250,936	(2,321,924)	(2,481,986)	(77,604)	(112,080)	611,673	(16,475)	(1,324,607)
Net interfund transfers due to corporate actions	—	—	—	—	—	—	—	—	—	—
Surrenders for benefit payments and fees	(172,907)	(177,014)	(454,241)	(142,306)	(242,277)	(104,347)	(217,514)	(624,251)	(46,659)	(2,923,474)
Other transactions	145	(5)	82	8	43	—	(6)	38	—	(18)
Death benefits	(93,715)	(806)	(87,413)	(132,721)	(59,318)	—	—	(163,037)	(39,578)	(512,128)
Net annuity transactions	13,437	—	53,783	(1,452)	(11,988)	—	—	(67,646)	—	(8,446)
Net increase (decrease) in net assets resulting from unit transactions	(70,697)	(237,221)	(236,805)	(2,580,085)	(2,785,425)	(181,951)	(329,400)	(223,301)	(83,427)	(4,721,533)
Net increase (decrease) in net assets	(90,045)	(190,850)	1,108,639	(2,307,859)	(2,848,146)	(42,330)	213,032	(91,368)	230,793	559,165

Net assets:
Beginning of period	3,535,784	1,739,520	6,221,722	2,307,859	2,848,146	606,555	2,431,597	7,536,722	1,198,609	27,262,576
End of period	$3,445,739	$1,548,670	$7,330,361	$—	$—	$564,225	$2,644,629	$7,445,354	$1,429,402	$27,821,741

The accompanying notes are an integral part of these financial statements.

SEPARATE ACCOUNT SEVEN
Talcott Resolution Life Insurance Company
Statements of Changes in Net Assets (continued)
For the Periods Ended December 31, 2021

	MFS® Global Equity Series	MFS® Investors Trust Series	MFS® Mid Cap Growth Series	MFS® New Discovery Series	MFS® Total Return Series	MFS® Value Series	MFS® Total Return Bond Series	MFS® Research Series	MFS® High Yield Portfolio	BlackRock Managed Volatility V.I. Fund
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account

Operations:
Net investment income (loss)	$(54,002)	$(511,452)	$(384,567)	$(590,130)	$(9,806)	$(210,375)	$608,423	$(55,477)	$652,544	$(9,537)
Net realized gain (loss) on security transactions	284,122	4,006,802	1,012,618	2,591,848	4,518,930	2,983,351	383,888	207,113	(127,115)	(114,544)
Net realized gain distributions	288,587	1,294,122	3,938,668	4,953,440	5,564,037	1,048,534	4,234	246,331	—	—
Change in unrealized appreciation (depreciation) during the period	100,521	4,473,811	(2,313,812)	(6,745,800)	3,364,872	6,134,638	(2,411,487)	449,504	(182,810)	90,349
Net increase (decrease) in net assets resulting from operations	619,228	9,263,283	2,252,907	209,358	13,438,033	9,956,148	(1,414,942)	847,471	342,619	(33,732)

Unit transactions:
Purchases	36,660	94,770	41,512	150,809	784,632	119,024	164,010	10,139	170,061	17,685
Net transfers	(230,362)	(2,792,566)	(693,726)	(1,410,908)	1,023,820	(2,283,019)	5,384,190	48,807	1,754,053	2,070,253
Net interfund transfers due to corporate actions	—	—	—	—	—	—	—	—	—	—
Surrenders for benefit payments and fees	(282,669)	(4,087,522)	(1,941,270)	(3,354,139)	(12,918,356)	(5,179,119)	(5,795,881)	(347,915)	(1,987,465)	(2,624,386)
Other transactions	(666)	2,791	(30)	(1,729)	19,679	2,779	816	—	506	(15)
Death benefits	(29,770)	(1,184,533)	(495,387)	(780,167)	(4,046,020)	(1,295,832)	(1,284,120)	(98,487)	(786,812)	(399,042)
Net annuity transactions	(5,678)	143,211	48,891	(47,410)	(105,570)	44,882	49,083	—	(54,127)	—
Net increase (decrease) in net assets resulting from unit transactions	(512,485)	(7,823,849)	(3,040,010)	(5,443,544)	(15,241,815)	(8,591,285)	(1,481,902)	(387,456)	(903,784)	(935,505)
Net increase (decrease) in net assets	106,743	1,439,434	(787,103)	(5,234,186)	(1,803,782)	1,364,863	(2,896,844)	460,015	(561,165)	(969,237)

Net assets:
Beginning of period	4,228,819	41,084,911	20,839,863	34,410,603	116,231,983	46,304,868	58,868,227	3,925,925	21,424,100	22,178,204
End of period	$4,335,562	$42,524,345	$20,052,760	$29,176,417	$114,428,201	$47,669,731	$55,971,383	$4,385,940	$20,862,935	$21,208,967

The accompanying notes are an integral part of these financial statements.

SEPARATE ACCOUNT SEVEN
Talcott Resolution Life Insurance Company
Statements of Changes in Net Assets (continued)
For the Periods Ended December 31, 2021

	BlackRock Global Allocation V.I. Fund	BlackRock S&P 500 Index V.I. Fund	BlackRock Large Cap Focus Growth V.I. Fund	BlackRock Equity Dividend V.I. Fund	Morgan Stanley VIF Core Plus Fixed Income Portfolio	Morgan Stanley VIF Growth Portfolio	Morgan Stanley VIF Discovery Portfolio	Invesco V.I. American Value Fund	BlackRock Capital Appreciation V.I. Fund	Columbia Variable Portfolio - Dividend Opportunity Fund
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account (10)	Sub-Account	Sub-Account

Operations:
Net investment income (loss)	$98	$9,113	$(10,752)	$2,972	$41	$(8,089)	$(33,534)	$(134,451)	$(2,440)	$(139,483)
Net realized gain (loss) on security transactions	114	234,311	24,960	23,894	46	19,646	232,429	59,793	24,168	660,393
Net realized gain distributions	9,220	243,397	78,377	60,739	287	95,300	758,650	—	67,576	—
Change in unrealized appreciation (depreciation) during the period	(6,466)	358,260	(17,026)	1,808	(472)	(110,443)	(1,186,075)	920,835	(22,159)	863,995
Net increase (decrease) in net assets resulting from operations	2,966	845,081	75,559	89,413	(98)	(3,586)	(228,530)	846,177	67,145	1,384,905

Unit transactions:
Purchases	—	17,385	—	—	—	—	5,955	1,561	—	1,188
Net transfers	1,596	(426,846)	(50,000)	(38,415)	—	(888)	(183,808)	(882,251)	(38,992)	(104,965)
Net interfund transfers due to corporate actions	—	—	—	—	—	—	—	15,028,029	—	—
Surrenders for benefit payments and fees	(455)	(395,955)	—	(51,580)	(404)	(39,795)	(195,644)	(843,105)	(39,528)	(636,503)
Other transactions	—	—	—	—	—	—	(25)	547	—	(4)
Death benefits	—	(2,488)	—	(1,883)	—	—	(15,605)	(193,343)	—	(270,446)
Net annuity transactions	—	—	—	—	—	2,536	(2,742)	158,757	—	46,386
Net increase (decrease) in net assets resulting from unit transactions	1,141	(807,904)	(50,000)	(91,878)	(404)	(38,147)	(391,869)	13,270,195	(78,520)	(964,344)
Net increase (decrease) in net assets	4,107	37,177	25,559	(2,465)	(502)	(41,733)	(620,399)	14,116,372	(11,375)	420,561

Net assets:
Beginning of period	51,552	3,421,627	519,637	497,388	4,856	346,829	2,229,392	1,238,222	360,516	6,246,855
End of period	$55,659	$3,458,804	$545,196	$494,923	$4,354	$305,096	$1,608,993	$15,354,594	$349,141	$6,667,416

The accompanying notes are an integral part of these financial statements.

SEPARATE ACCOUNT SEVEN
Talcott Resolution Life Insurance Company
Statements of Changes in Net Assets (continued)
For the Periods Ended December 31, 2021

	Columbia Variable Portfolio - Income Opportunities Fund	Columbia Variable Portfolio - Mid Cap Growth Fund	Invesco V.I. Discovery Mid Cap Growth Fund	Invesco V.I. Capital Appreciation Fund	Invesco V.I. Global Fund	Invesco V.I. Main Street Fund®	Invesco V.I. Main Street Small Cap Fund®	Putnam VT Diversified Income Fund	Putnam VT Global Asset Allocation Fund	Putnam VT Growth Opportunities Fund
	Sub-Account	Sub-Account	Sub-Account (11)	Sub-Account (12)	Sub-Account (13)	Sub-Account (14)	Sub-Account (15)	Sub-Account	Sub-Account	Sub-Account

Operations:
Net investment income (loss)	$337,393	$(168,308)	$(62,657)	$(5,137)	$(72,567)	$(4,180)	$(47,753)	$(80,833)	$(5,898)	$(8,287)
Net realized gain (loss) on security transactions	(57,684)	1,015,816	243,519	11,587	198,282	11,067	342,871	(167,458)	2,805	195,458
Net realized gain distributions	—	—	348,729	18,541	234,912	24,884	203,086	—	13,225	125,641
Change in unrealized appreciation (depreciation) during the period	(168,822)	202,489	(41,052)	36,759	202,214	65,908	127,828	(505,688)	47,825	(61,393)
Net increase (decrease) in net assets resulting from operations	110,887	1,049,997	488,539	61,750	562,841	97,679	626,032	(753,979)	57,957	251,419

Unit transactions:
Purchases	8,075	33,625	19,636	—	50,391	204	10,591	26,794	—	—
Net transfers	145,079	(593,937)	30,117	(3,002)	8,832	(18,990)	(557,637)	1,090,070	(607)	(152,182)
Net interfund transfers due to corporate actions	—	—	—	—	—	—	—	—	—	—
Surrenders for benefit payments and fees	(332,998)	(506,676)	(240,696)	(12,891)	(272,141)	(18,703)	(261,802)	(883,100)	(5,976)	(177,492)
Other transactions	78	23	(10)	(4)	5	(2)	(42)	366	—	—
Death benefits	(133,054)	(207,823)	(55,322)	(6,420)	(53,812)	(14,373)	(44,485)	(197,056)	—	(44,559)
Net annuity transactions	60,658	51,511	(336)	(10,915)	(3,289)	—	(1,271)	(4,279)	—	—
Net increase (decrease) in net assets resulting from unit transactions	(252,162)	(1,223,277)	(246,611)	(33,232)	(270,014)	(51,864)	(854,646)	32,795	(6,583)	(374,233)
Net increase (decrease) in net assets	(141,275)	(173,280)	241,928	28,518	292,827	45,815	(228,614)	(721,184)	51,374	(122,814)

Net assets:
Beginning of period	4,858,372	7,794,103	3,072,328	316,315	4,249,475	409,190	3,450,766	8,688,645	489,361	1,285,909
End of period	$4,717,097	$7,620,823	$3,314,256	$344,833	$4,542,302	$455,005	$3,222,152	$7,967,461	$540,735	$1,163,095

The accompanying notes are an integral part of these financial statements.

SEPARATE ACCOUNT SEVEN
Talcott Resolution Life Insurance Company
Statements of Changes in Net Assets (continued)
For the Periods Ended December 31, 2021

	Putnam VT International Value Fund	Putnam VT International Equity Fund	Putnam VT Small Cap Value Fund	JPMorgan Insurance Trust Core Bond Portfolio	JPMorgan Insurance Trust U.S. Equity Portfolio	JPMorgan Insurance Trust Mid Cap Value Portfolio	Putnam VT Large Cap Value Fund	PIMCO VIT All Asset Portfolio	PIMCO StocksPLUS® Global Portfolio	PSF PGIM Jennison Focused Blend Portfolio
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account (16)	Sub-Account	Sub-Account	Sub-Account (17)

Operations:
Net investment income (loss)	$(216)	$(2,064)	$(2,263)	$78,817	$(34,377)	$(20,917)	$101	$1,500	$(1,954)	$(140)
Net realized gain (loss) on security transactions	987	9,165	3,534	156,499	441,025	76,564	8,058	150	2,371	137
Net realized gain distributions	169	10,145	—	308,458	186,387	152,470	597	—	30,946	—
Change in unrealized appreciation (depreciation) during the period	1,517	1,637	58,069	(1,203,908)	420,525	522,615	(3,974)	359	22,138	1,198
Net increase (decrease) in net assets resulting from operations	2,457	18,883	59,340	(660,134)	1,013,560	730,732	4,782	2,009	53,501	1,195

Unit transactions:
Purchases	—	—	—	33,650	4,471	174	—	—	—	—
Net transfers	40,128	2,776	41,292	1,767,855	(389,968)	(204,312)	—	—	(26,141)	—
Net interfund transfers due to corporate actions	—	—	—	—	—	—	—	—	—	—
Surrenders for benefit payments and fees	(4,028)	(24,541)	(44,410)	(2,539,990)	(386,574)	(197,809)	(24,885)	(121)	(35,013)	(31)
Other transactions	(1)	(1)	1	3,150	208	66	(1)	—	—	(3)
Death benefits	—	—	549	(1,464,586)	(91,527)	(61,340)	—	(2,586)	—	—
Net annuity transactions	(571)	(1,175)	—	(71,615)	(4,991)	11,451	—	—	—	—
Net increase (decrease) in net assets resulting from unit transactions	35,528	(22,941)	(2,568)	(2,271,536)	(868,381)	(451,770)	(24,886)	(2,707)	(61,154)	(34)
Net increase (decrease) in net assets	37,985	(4,058)	56,772	(2,931,670)	145,179	278,962	(20,104)	(698)	(7,653)	1,161

Net assets:
Beginning of period	12,451	278,342	159,202	23,227,771	4,213,001	2,840,486	27,482	13,471	318,189	8,206
End of period	$50,436	$274,284	$215,974	$20,296,101	$4,358,180	$3,119,448	$7,378	$12,773	$310,536	$9,367

The accompanying notes are an integral part of these financial statements.

SEPARATE ACCOUNT SEVEN
Talcott Resolution Life Insurance Company
Statements of Changes in Net Assets (continued)
For the Periods Ended December 31, 2021

	PSF PGIM Jennison Growth Portfolio	PSF PGIM Jennison Value Portfolio	PSF International Growth Portfolio	ClearBridge Variable Dividend Strategy Portfolio	Western Asset Variable Global High Yield Bond Portfolio	Clearbridge Variable Large Cap Value Portfolio	Invesco V.I. Growth and Income Fund	Invesco V.I. Comstock Fund	Invesco V.I. American Franchise Fund	Allspring VT Index Asset Allocation Fund
	Sub-Account (18)	Sub-Account (19)	Sub-Account (20)	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account (21)

Operations:
Net investment income (loss)	$(8,140)	$(346)	$(190)	$45	$1,062	$(2,869)	$(2,449)	$(1,041)	$(421,839)	$(388)
Net realized gain (loss) on security transactions	17,652	371	503	388	(89)	10,001	74,245	3,553	1,609,043	599
Net realized gain distributions	—	—	—	2,479	—	65,853	—	—	2,536,902	2,961
Change in unrealized appreciation (depreciation) during the period	43,007	4,695	1,031	4,167	(1,004)	92,228	187,749	48,540	(1,642,298)	980
Net increase (decrease) in net assets resulting from operations	52,519	4,720	1,344	7,079	(31)	165,213	259,545	51,052	2,081,808	4,152

Unit transactions:
Purchases	—	—	—	—	—	—	—	—	11,726	—
Net transfers	(9,229)	—	—	179	411	4,153	(214,143)	(3,013)	(428,751)	—
Net interfund transfers due to corporate actions	—	—	—	—	—	—	—	—	—	—
Surrenders for benefit payments and fees	(6,366)	(325)	(684)	(894)	(570)	(16,099)	(106,765)	(17,469)	(2,130,186)	(1,359)
Other transactions	22	3	—	—	—	(2)	(1)	1	8,751	—
Death benefits	741	—	—	—	—	(31,826)	(73,058)	—	(286,134)	—
Net annuity transactions	(1,098)	—	—	—	—	(22,591)	24,984	—	22,126	—
Net increase (decrease) in net assets resulting from unit transactions	(15,930)	(322)	(684)	(715)	(159)	(66,365)	(368,983)	(20,481)	(2,802,468)	(1,359)
Net increase (decrease) in net assets	36,589	4,398	660	6,364	(190)	98,848	(109,438)	30,571	(720,660)	2,793

Net assets:
Beginning of period	405,829	18,825	12,962	28,938	34,621	708,691	1,119,528	174,527	21,775,107	30,544
End of period	$442,418	$23,223	$13,622	$35,302	$34,431	$807,539	$1,010,090	$205,098	$21,054,447	$33,337

The accompanying notes are an integral part of these financial statements.

SEPARATE ACCOUNT SEVEN
Talcott Resolution Life Insurance Company
Statements of Changes in Net Assets (concluded)
For the Periods Ended December 31, 2021

	Allspring VT International Equity Fund	Allspring VT Small Cap Growth Fund	Allspring VT Discovery Fund	Allspring VT Opportunity Fund	MFS® Core Equity Portfolio	MFS® Massachusetts Investors Growth Stock Portfolio	MFS® Research International Portfolio	Columbia Variable Portfolio - Large Cap Growth Fund	Columbia Variable Portfolio - Overseas Core Fund	CTIVP® - Loomis Sayles Growth Fund
	Sub-Account (22)	Sub-Account (23)	Sub-Account (24)	Sub-Account (25)	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account

Operations:
Net investment income (loss)	$(2,242)	$(21,138)	$(214)	$(62,297)	$(71,152)	$(129,351)	$(69,729)	$(179,815)	$(50,456)	$(151,466)
Net realized gain (loss) on security transactions	(78,558)	102,090	490	660,308	229,176	434,634	276,017	909,624	127,434	708,581
Net realized gain distributions	—	118,672	1,176	208,952	405,828	1,071,554	340,458	—	95,105	—
Change in unrealized appreciation (depreciation) during the period	121,218	(130,514)	(2,429)	162,249	516,516	345,785	116,127	1,275,288	166,827	512,493
Net increase (decrease) in net assets resulting from operations	40,418	69,110	(977)	969,212	1,080,368	1,722,622	662,873	2,005,097	338,910	1,069,608

Unit transactions:
Purchases	2,659	—	—	23,341	16,435	12,038	12,520	720	11,361	26,452
Net transfers	(15,369)	37,819	—	(522,880)	169,716	(172,756)	(35,650)	(51,996)	(91,030)	(85,278)
Net interfund transfers due to corporate actions	—	—	—	—	—	—	—	—	—	—
Surrenders for benefit payments and fees	(57,873)	(194,337)	(852)	(1,246,717)	(641,135)	(787,469)	(830,450)	(565,952)	(383,930)	(566,620)
Other transactions	252	(37)	—	354	15	696	504	(84)	90	6
Death benefits	(62,879)	(27,908)	—	(96,580)	(46,248)	(153,862)	(250,922)	(500,651)	(202,876)	(277,005)
Net annuity transactions	(5,614)	(430)	—	2,498	8,122	28,845	30,027	(19,132)	24,793	50,795
Net increase (decrease) in net assets resulting from unit transactions	(138,824)	(184,893)	(852)	(1,839,984)	(493,095)	(1,072,508)	(1,073,971)	(1,137,095)	(641,592)	(851,650)
Net increase (decrease) in net assets	(98,406)	(115,783)	(1,829)	(870,772)	587,273	650,114	(411,098)	868,002	(302,682)	217,958

Net assets:
Beginning of period	702,607	1,131,401	16,455	5,111,405	4,991,587	7,803,310	7,287,565	8,065,488	4,622,204	6,941,825
End of period	$604,201	$1,015,618	$14,626	$4,240,633	$5,578,860	$8,453,424	$6,876,467	$8,933,490	$4,319,522	$7,159,783

The accompanying notes are an integral part of these financial statements.

(1) Merged into Invesco V.I. American Value Fund. Change effective April 30, 2021.
(2) Formerly Invesco V.I. Mid Cap Core Equity Fund. Change effective April 30, 2021.
(3) Formerly American Funds Insurance Series® Global Growth and Income Fund. Change effective May 01, 2021.
(4) Formerly American Funds Insurance Series® Blue Chip Income and Growth Fund. Change effective May 01, 2021.
(5) Formerly American Funds Insurance Series® Bond Fund. Change effective May 01, 2021.
(6) Formerly Wells Fargo VT Omega Growth Fund. Change effective December 03, 2021.
(7) Formerly Franklin Flex Cap Growth VIP Fund. Change effective May 01, 2021.
(8) Liquidated as of July 30, 2021.
(9) Liquidated as of November 30, 2021.
(10) Merged assets from Invesco V.I. Value Opportunities Fund. Change effective April 30, 2021.
(11) Formerly Invesco Oppenheimer V.I. Discovery Mid Cap Growth Fund. Change effective April 30, 2021.
(12) Formerly Invesco Oppenheimer V.I. Capital Appreciation Fund. Change effective April 30, 2021.
(13) Formerly Invesco Oppenheimer V.I. Global Fund. Change effective April 30, 2021.
(14) Formerly Invesco Oppenheimer V.I. Main Street Fund®. Change effective April 30, 2021.
(15) Formerly Invesco Oppenheimer V.I. Main Street Small Cap Fund®. Change effective April 30, 2021.
(16) Formerly Putnam VT Equity Income Fund. Change effective April 30, 2021.
(17) Formerly Prudential Series Jennison 20/20 Focus Portfolio. Change effective April 26, 2021.
(18) Formerly Prudential Series Jennison Portfolio. Change effective April 26, 2021.
(19) Formerly Prudential Series Value Portfolio. Change effective April 26, 2021.
(20) Formerly Prudential Series SP International Growth Portfolio. Change effective April 26, 2021.
(21) Formerly Wells Fargo VT Index Asset Allocation Fund. Change effective December 03, 2021.
(22) Formerly Wells Fargo VT International Equity Fund. Change effective December 03, 2021.
(23) Formerly Wells Fargo VT Small Cap Growth Fund. Change effective December 03, 2021.
(24) Formerly Wells Fargo VT Discovery Fund. Change effective December 03, 2021.
(25) Formerly Wells Fargo VT Opportunity Fund. Change effective December 03, 2021.

SEPARATE ACCOUNT SEVEN
Talcott Resolution Life Insurance Company
Statements of Changes in Net Assets
For the Periods Ended December 31, 2020

	American Century VP Value Fund	American Century VP Growth Fund	AB VPS Balanced Wealth Strategy Portfolio	AB VPS International Value Portfolio	AB VPS Small/Mid Cap Value Portfolio	AB VPS International Growth Portfolio	Invesco V.I. Value Opportunities Fund	Invesco V.I. Core Equity Fund	Invesco V.I. Government Securities Fund	Invesco V.I. High Yield Fund
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account

Operations:
Net investment income (loss)	$18,940	$(243)	$16,388	$(86)	$(7,760)	$(2,770)	$(151,334)	$(123,123)	$437,347	$13,070
Net realized gain (loss) on security transactions	71,961	6,383	(121,538)	(48,305)	(35,769)	16,385	(973,271)	370,464	289,286	(4,283)
Net realized gain distributions	34,024	5,336	79,841	—	54,647	33,353	453,505	5,308,994	—	—
Change in unrealized appreciation (depreciation) during the period	(114,624)	11,029	223,233	166,716	42,670	48,552	988,900	(2,758,899)	2,267,943	(3,380)
Net increase (decrease) in net assets resulting from operations	10,301	22,505	197,924	118,325	53,788	95,520	317,800	2,797,436	2,994,576	5,407

Unit transactions:
Purchases	—	1,200	20,359	16,900	874	—	17,492	53,323	311,416	—
Net transfers	98,588	(16,075)	(12,676)	267,739	69,845	(18,821)	(203,515)	(845,192)	4,719,983	27,210
Net interfund transfers due to corporate actions	—	—	—	—	—	—	—	—	—	—
Surrenders for benefit payments and fees	(251,661)	(4,814)	(1,097,485)	(365,706)	(115,202)	(25,137)	(952,829)	(2,106,625)	(7,061,520)	(8,384)
Other transactions	—	—	994	(14)	—	1	224	2,110	3,774	—
Death benefits	(20,244)	—	(70,354)	(66,317)	(32,809)	(26,947)	(209,728)	(609,668)	(1,961,295)	(14,924)
Net annuity transactions	—	—	(424)	5,607	—	—	(15,553)	(59,854)	(26,743)	(348)
Net increase (decrease) in net assets resulting from unit transactions	(173,317)	(19,689)	(1,159,586)	(141,791)	(77,292)	(70,904)	(1,363,909)	(3,565,906)	(4,014,385)	3,554
Net increase (decrease) in net assets	(163,016)	2,816	(961,662)	(23,466)	(23,504)	24,616	(1,046,109)	(768,470)	(1,019,809)	8,961

Net assets:
Beginning of period	1,455,732	77,063	3,595,924	3,878,473	1,272,620	412,327	12,673,729	25,754,092	67,824,159	324,289
End of period	$1,292,716	$79,879	$2,634,262	$3,855,007	$1,249,116	$436,943	$11,627,620	$24,985,622	$66,804,350	$333,250

The accompanying notes are an integral part of these financial statements.

SEPARATE ACCOUNT SEVEN
Talcott Resolution Life Insurance Company
Statements of Changes in Net Assets (continued)
For the Periods Ended December 31, 2020

	Invesco V.I. International Growth Fund	Invesco V.I. Mid Cap Core Equity Fund	Invesco V.I. Small Cap Equity Fund	Invesco V.I. Balanced-Risk Allocation Fund	Invesco V.I. Diversified Dividend Fund	Invesco V.I. Government Money Market Fund	American Century VP Mid Cap Value Fund	AB VPS Growth and Income Portfolio	American Funds Insurance Series® Capital World Bond Fund®	American Funds Insurance Series® Global Growth and Income Fund
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account

Operations:
Net investment income (loss)	$158,049	$(257,650)	$(242,068)	$59,628	$68	$(759,587)	$767	$(156)	$(118,662)	$(183,834)
Net realized gain (loss) on security transactions	865,257	(632,253)	(50,526)	(25,150)	221	—	187	(1,916)	174,919	713,344
Net realized gain distributions	543,598	4,462,897	1,408,130	49,487	150	—	—	4,733	334,034	945,165
Change in unrealized appreciation (depreciation) during the period	1,324,231	(2,055,784)	3,179,534	(6,898)	(559)	—	1,151	(1,781)	1,092,691	657,904
Net increase (decrease) in net assets resulting from operations	2,891,135	1,517,210	4,295,070	77,067	(120)	(759,587)	2,105	880	1,482,982	2,132,579

Unit transactions:
Purchases	65,231	90,003	86,199	1,800	—	831,975	189	—	17,148	100,568
Net transfers	(292,415)	(450,300)	(346,705)	(48,184)	—	29,262,465	5,482	6,194	281,020	(1,176,954)
Net interfund transfers due to corporate actions	—	—	—	—	—	—	—	—	—	—
Surrenders for benefit payments and fees	(2,518,092)	(1,917,615)	(1,285,901)	(133,046)	(550)	(20,203,218)	(2,382)	(5,214)	(1,757,065)	(3,205,937)
Other transactions	657	38	322	—	—	15,949	—	—	900	863
Death benefits	(465,525)	(573,846)	(491,971)	(11,840)	—	(2,337,570)	—	(2,503)	(238,213)	(701,738)
Net annuity transactions	10,934	(22,040)	(12,262)	—	—	347,628	—	(4,230)	(26,657)	(37,475)
Net increase (decrease) in net assets resulting from unit transactions	(3,199,210)	(2,873,760)	(2,050,318)	(191,270)	(550)	7,917,229	3,289	(5,753)	(1,722,867)	(5,020,673)
Net increase (decrease) in net assets	(308,075)	(1,356,550)	2,244,752	(114,203)	(670)	7,157,642	5,394	(4,873)	(239,885)	(2,888,094)

Net assets:
Beginning of period	26,541,900	25,506,863	17,488,092	1,049,703	6,965	45,661,891	81,643	102,971	20,234,122	41,881,710
End of period	$26,233,825	$24,150,313	$19,732,844	$935,500	$6,295	$52,819,533	$87,037	$98,098	$19,994,237	$38,993,616

The accompanying notes are an integral part of these financial statements.

SEPARATE ACCOUNT SEVEN
Talcott Resolution Life Insurance Company
Statements of Changes in Net Assets (continued)
For the Periods Ended December 31, 2020

	American Funds Insurance Series® Asset Allocation Fund	American Funds Insurance Series® Blue Chip Income and Growth Fund	American Funds Insurance Series® Bond Fund	American Funds Insurance Series® Global Growth Fund	American Funds Insurance Series® Growth Fund	American Funds Insurance Series® Growth-Income Fund	American Funds Insurance Series® International Fund	American Funds Insurance Series® New World Fund®	American Funds Insurance Series® Global Small Capitalization Fund	Columbia Variable Portfolio - Small Company Growth Fund
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account

Operations:
Net investment income (loss)	$(241,830)	$(63,499)	$430,334	$(651,354)	$(6,361,530)	$(1,368,442)	$(836,774)	$(451,149)	$(504,237)	$(109,662)
Net realized gain (loss) on security transactions	4,271,604	519,427	1,129,990	2,318,132	25,336,598	7,106,229	496,021	1,000,918	1,065,943	388,313
Net realized gain distributions	588,624	724,112	1,044,257	1,278,535	10,288,398	8,029,643	—	278,755	1,950,649	93,465
Change in unrealized appreciation (depreciation) during the period	7,846,714	2,598,719	5,711,295	8,794,434	150,660,943	19,072,366	10,312,974	4,422,439	5,714,086	2,406,417
Net increase (decrease) in net assets resulting from operations	12,465,112	3,778,759	8,315,876	11,739,747	179,924,409	32,839,796	9,972,221	5,250,963	8,226,441	2,778,533

Unit transactions:
Purchases	337,893	133,285	363,212	125,845	1,210,550	1,037,154	217,034	54,246	48,316	3,951
Net transfers	1,036,547	81,101	10,877,209	(553,224)	(27,502,350)	(4,790,556)	898,895	(800,692)	(1,113,370)	(494,741)
Net interfund transfers due to corporate actions	—	—	—	—	—	—	—	—	—	—
Surrenders for benefit payments and fees	(10,663,381)	(5,366,804)	(10,530,161)	(3,706,336)	(36,665,838)	(26,886,561)	(6,905,814)	(2,097,511)	(2,761,843)	(458,718)
Other transactions	1,817	1,294	687	1,053	29,373	17,728	1,901	70	624	23
Death benefits	(3,789,433)	(1,102,786)	(2,360,625)	(882,715)	(9,577,247)	(6,688,296)	(1,297,628)	(426,370)	(449,084)	(86,109)
Net annuity transactions	(187,234)	(104,439)	(22,024)	(30,868)	(830,808)	(603,634)	21,322	(38,077)	12,536	(60,109)
Net increase (decrease) in net assets resulting from unit transactions	(13,263,791)	(6,358,349)	(1,671,702)	(5,046,245)	(73,336,320)	(37,914,165)	(7,064,290)	(3,308,334)	(4,262,821)	(1,095,703)
Net increase (decrease) in net assets	(798,679)	(2,579,590)	6,644,174	6,693,502	106,588,089	(5,074,369)	2,907,931	1,942,629	3,963,620	1,682,830

Net assets:
Beginning of period	135,014,446	67,075,208	111,523,128	46,013,318	410,095,735	327,072,132	85,410,841	27,625,726	33,336,774	4,755,462
End of period	$134,215,767	$64,495,618	$118,167,302	$52,706,820	$516,683,824	$321,997,763	$88,318,772	$29,568,355	$37,300,394	$6,438,292

The accompanying notes are an integral part of these financial statements.

SEPARATE ACCOUNT SEVEN
Talcott Resolution Life Insurance Company
Statements of Changes in Net Assets (continued)
For the Periods Ended December 31, 2020

	Wells Fargo VT Omega Growth Fund	Fidelity® VIP Growth Portfolio	Fidelity® VIP Contrafund® Portfolio	Fidelity® VIP Mid Cap Portfolio	Fidelity® VIP Value Strategies Portfolio	Fidelity® VIP Dynamic Capital Appreciation Portfolio	Fidelity® VIP Strategic Income Portfolio	Franklin Rising Dividends VIP Fund	Franklin Income VIP Fund	Franklin Large Cap Growth VIP Fund
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account

Operations:
Net investment income (loss)	$(11,847)	$(27,172)	$(189,295)	$(99,669)	$(3,814)	$(4,116)	$1,081	$(631,524)	$9,067,583	$(466,940)
Net realized gain (loss) on security transactions	16,818	194,803	977,304	94,851	91	4,935	(33)	2,698,685	(1,979,991)	1,477,593
Net realized gain distributions	52,928	147,460	68,888	—	27,407	3,211	421	6,633,106	183,335	2,392,299
Change in unrealized appreciation (depreciation) during the period	187,144	402,301	2,351,054	1,567,742	11,002	59,506	1,293	7,621,955	(12,334,182)	5,216,953
Net increase (decrease) in net assets resulting from operations	245,043	717,392	3,207,951	1,562,924	34,686	63,536	2,762	16,322,222	(5,063,255)	8,619,905

Unit transactions:
Purchases	—	—	4,121	44,351	700	—	—	589,708	667,430	33,579
Net transfers	(31,942)	(113,189)	(559,595)	(38,657)	1,818	15,214	38	(2,314,740)	(785,072)	(2,379,567)
Net interfund transfers due to corporate actions	—	—	—	—	—	—	—	—	—	—
Surrenders for benefit payments and fees	(22,172)	(110,360)	(1,778,443)	(856,885)	(38,282)	(40,769)	(2,221)	(11,572,300)	(21,815,221)	(2,525,723)
Other transactions	—	4	(4)	853	(1)	—	—	17,508	12,102	(95)
Death benefits	—	—	(119,178)	(180,188)	(4,136)	—	—	(2,813,055)	(6,306,950)	(957,677)
Net annuity transactions	(279)	—	18,255	20,891	—	11,924	—	(409,689)	(763,357)	(44,195)
Net increase (decrease) in net assets resulting from unit transactions	(54,393)	(223,545)	(2,434,844)	(1,009,635)	(39,901)	(13,631)	(2,183)	(16,502,568)	(28,991,068)	(5,873,678)
Net increase (decrease) in net assets	190,650	493,847	773,107	553,289	(5,215)	49,905	579	(180,346)	(34,054,323)	2,746,227

Net assets:
Beginning of period	614,982	1,404,128	12,589,544	9,383,865	605,174	235,677	44,850	135,938,565	257,745,353	25,076,182
End of period	$805,632	$1,897,975	$13,362,651	$9,937,154	$599,959	$285,582	$45,429	$135,758,219	$223,691,030	$27,822,409

The accompanying notes are an integral part of these financial statements.

SEPARATE ACCOUNT SEVEN
Talcott Resolution Life Insurance Company
Statements of Changes in Net Assets (continued)
For the Periods Ended December 31, 2020

	Franklin Global Real Estate VIP Fund	Franklin Small-Mid Cap Growth VIP Fund	Franklin Small Cap Value VIP Fund	Franklin Strategic Income VIP Fund	Franklin Mutual Shares VIP Fund	Templeton Developing Markets VIP Fund	Templeton Foreign VIP Fund	Templeton Growth VIP Fund	Franklin Mutual Global Discovery VIP Fund	Franklin Flex Cap Growth VIP Fund
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account

Operations:
Net investment income (loss)	$6,350	$(812,907)	$(18,128)	$2,213,819	$1,248,003	$298,568	$732,539	$795,043	$162,070	$(234,169)
Net realized gain (loss) on security transactions	(5,048)	123,171	(595,542)	(1,502,094)	(1,860,922)	196,479	(1,158,552)	(2,550,980)	(1,643,116)	310,508
Net realized gain distributions	39,711	5,889,693	523,991	—	4,583,866	310,088	—	—	632,858	756,927
Change in unrealized appreciation (depreciation) during the period	(72,075)	14,071,218	506,761	254,386	(14,282,385)	932,637	(40,815)	3,377,086	(2,322,917)	3,538,499
Net increase (decrease) in net assets resulting from operations	(31,062)	19,271,175	417,082	966,111	(10,311,438)	1,737,772	(466,828)	1,621,149	(3,171,105)	4,371,765

Unit transactions:
Purchases	—	321,540	8,770	267,580	338,267	26,217	151,597	148,990	111,612	307,169
Net transfers	20,325	(2,292,691)	78,106	1,544,636	2,680,407	(283,448)	4,083,508	(1,716,853)	3,132	(211,402)
Net interfund transfers due to corporate actions	—	—	—	—	—	—	—	—	—	—
Surrenders for benefit payments and fees	(29,904)	(3,678,685)	(611,382)	(6,345,378)	(12,298,574)	(1,013,872)	(3,895,117)	(7,052,736)	(3,263,004)	(880,472)
Other transactions	1	630	7	4,331	5,290	165	409	741	358	112
Death benefits	(4,068)	(766,400)	(88,584)	(1,829,078)	(3,152,154)	(156,244)	(1,091,269)	(1,771,558)	(1,189,098)	(440,616)
Net annuity transactions	(2,296)	(21,473)	29,051	(122,640)	(336,116)	768	(3,722)	(113,597)	(70,175)	(10,630)
Net increase (decrease) in net assets resulting from unit transactions	(15,942)	(6,437,079)	(584,032)	(6,480,549)	(12,762,880)	(1,426,414)	(754,594)	(10,505,013)	(4,407,175)	(1,235,839)
Net increase (decrease) in net assets	(47,004)	12,834,096	(166,950)	(5,514,438)	(23,074,318)	311,358	(1,221,422)	(8,883,864)	(7,578,280)	3,135,926

Net assets:
Beginning of period	448,426	40,798,664	9,329,485	75,407,009	147,740,874	13,484,769	49,557,327	76,144,110	43,570,706	11,596,294
End of period	$401,422	$53,632,760	$9,162,535	$69,892,571	$124,666,556	$13,796,127	$48,335,905	$67,260,246	$35,992,426	$14,732,220

The accompanying notes are an integral part of these financial statements.

SEPARATE ACCOUNT SEVEN
Talcott Resolution Life Insurance Company
Statements of Changes in Net Assets (continued)
For the Periods Ended December 31, 2020

	Templeton Global Bond VIP Fund	Hartford Balanced HLS Fund	Hartford Total Return Bond HLS Fund	Hartford Capital Appreciation HLS Fund	Hartford Dividend and Growth HLS Fund	Hartford Healthcare HLS Fund	Hartford Disciplined Equity HLS Fund
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account

Operations:
Net investment income (loss)	$489,565	$(40,984)	$1,578,676	$(605,298)	$141,685	$(884)	$(139,992)
Net realized gain (loss) on security transactions	(251,204)	300,664	922,050	1,744,600	(100,050)	227	331,132
Net realized gain distributions	—	529,983	174,450	6,050,668	3,035,300	16,039	695,174
Change in unrealized appreciation (depreciation) during the period	(816,931)	140,174	2,721,172	8,040,991	391,727	855	3,239,781
Net increase (decrease) in net assets resulting from operations	(578,570)	929,837	5,396,348	15,230,961	3,468,662	16,237	4,126,095

Unit transactions:
Purchases	41,683	64,661	381,097	261,746	240,076	—	46,212
Net transfers	977,312	241,999	3,590,051	(5,472,189)	729,289	307	(1,682,318)
Net interfund transfers due to corporate actions	—	—	4,775,368	—	843,532	—	21,926,661
Surrenders for benefit payments and fees	(861,281)	(851,612)	(9,213,494)	(8,749,128)	(6,848,860)	(1,245)	(1,395,694)
Other transactions	(1)	—	750	4,409	1,753	—	—
Death benefits	(176,069)	(300,885)	(2,107,677)	(2,215,218)	(1,785,042)	—	(371,289)
Net annuity transactions	60,755	(85,990)	234,131	(226,739)	(27,572)	—	36,340
Net increase (decrease) in net assets resulting from unit transactions	42,399	(931,827)	(2,339,774)	(16,397,119)	(6,846,824)	(938)	18,559,912
Net increase (decrease) in net assets	(536,171)	(1,990)	3,056,574	(1,166,158)	(3,378,162)	15,299	22,686,007

Net assets:
Beginning of period	8,477,945	10,869,114	81,197,075	90,325,910	66,122,230	77,338	9,591,064
End of period	$7,941,774	$10,867,124	$84,253,649	$89,159,752	$62,744,068	$92,637	$32,277,071

The accompanying notes are an integral part of these financial statements.

SEPARATE ACCOUNT SEVEN
Talcott Resolution Life Insurance Company
Statements of Changes in Net Assets (continued)
For the Periods Ended December 31, 2020

	Hartford International Opportunities HLS Fund	Hartford MidCap HLS Fund	Hartford Ultrashort Bond HLS Fund	Hartford Small Company HLS Fund	Hartford SmallCap Growth HLS Fund	Hartford Stock HLS Fund
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account

Operations:
Net investment income (loss)	$10,565	$(17,294)	$204,909	$(52,016)	$(21,057)	$(30,969)
Net realized gain (loss) on security transactions	193,696	7,360	136,253	38,252	20,469	328,776
Net realized gain distributions	—	90,587	—	415,317	50,501	399,613
Change in unrealized appreciation (depreciation) during the period	752,496	416,651	(501,993)	824,328	378,846	(149,719)
Net increase (decrease) in net assets resulting from operations	956,757	497,304	(160,831)	1,225,881	428,759	547,701

Unit transactions:
Purchases	8,713	7,048	150,460	31,513	3,500	8,512
Net transfers	(20,572)	(21,009)	3,510,866	(164,361)	62,596	(140,367)
Net interfund transfers due to corporate actions	—	1,382,162	3,431,135	—	—	—
Surrenders for benefit payments and fees	(563,743)	(36,732)	(4,713,551)	(183,274)	(94,424)	(476,984)
Other transactions	474	(1)	396	7	(1)	15
Death benefits	(115,749)	—	(1,251,418)	(37,981)	(9,468)	(74,184)
Net annuity transactions	(8,731)	(4,740)	(114,342)	(4,199)	—	(57,479)
Net increase (decrease) in net assets resulting from unit transactions	(699,608)	1,326,728	1,013,546	(358,295)	(37,797)	(740,487)
Net increase (decrease) in net assets	257,149	1,824,032	852,715	867,586	390,962	(192,786)

Net assets:
Beginning of period	5,894,481	706,416	40,209,037	2,668,198	1,348,558	6,414,508
End of period	$6,151,630	$2,530,448	$41,061,752	$3,535,784	$1,739,520	$6,221,722

The accompanying notes are an integral part of these financial statements.

SEPARATE ACCOUNT SEVEN
Talcott Resolution Life Insurance Company
Statements of Changes in Net Assets (continued)
For the Periods Ended December 31, 2020

	Rational Trend Aggregation VA Fund	Rational Insider Buying VA Fund	Lord Abbett Series Fund - Fundamental Equity Portfolio	Lord Abbett Series Fund - Dividend Growth Portfolio	Lord Abbett Series Fund - Bond Debenture Portfolio	Lord Abbett Series Fund - Growth and Income Portfolio	MFS® Growth Series	MFS® Global Equity Series	MFS® Investors Trust Series	MFS® Mid Cap Growth Series
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account

Operations:
Net investment income (loss)	$(16,791)	$(42,112)	$2,567	$(15,126)	$163,214	$434	$(475,793)	$(27,349)	$(450,988)	$(348,061)
Net realized gain (loss) on security transactions	(56,009)	(123,501)	(32,988)	30,968	29,424	21,622	2,701,990	79,049	1,991,469	545,095
Net realized gain distributions	—	192,641	1,110	43,533	—	—	1,700,529	136,569	1,156,166	1,328,957
Change in unrealized appreciation (depreciation) during the period	58,277	292,739	32,322	196,052	176,822	(24,884)	2,924,847	135,015	1,779,469	3,743,762
Net increase (decrease) in net assets resulting from operations	(14,523)	319,767	3,011	255,427	369,460	(2,828)	6,851,573	323,284	4,476,116	5,269,753

Unit transactions:
Purchases	31,881	744	563	22,064	29,853	—	93,394	35,086	137,159	38,485
Net transfers	82,040	(49,265)	7,537	(282,105)	511,156	59,981	(1,969,913)	16,239	(742,820)	(1,032,443)
Net interfund transfers due to corporate actions	—	—	—	—	—	—	—	—	—	—
Surrenders for benefit payments and fees	(207,013)	(227,760)	(186,844)	(307,580)	(800,737)	(105,907)	(3,109,921)	(279,184)	(3,396,621)	(2,017,009)
Other transactions	3	22	(175)	1,026	(8)	3	1,371	(87)	(447)	5,674
Death benefits	(58,431)	(12,910)	(242)	(96,471)	(119,647)	(8,895)	(481,672)	(95,050)	(965,647)	(657,921)
Net annuity transactions	(210)	(1,578)	—	(34)	43,519	—	(24,620)	(28,653)	(35,495)	(56,901)
Net increase (decrease) in net assets resulting from unit transactions	(151,730)	(290,747)	(179,161)	(663,100)	(335,864)	(54,818)	(5,491,361)	(351,649)	(5,003,871)	(3,720,115)
Net increase (decrease) in net assets	(166,253)	29,020	(176,150)	(407,673)	33,596	(57,646)	1,360,212	(28,365)	(527,755)	1,549,638

Net assets:
Beginning of period	2,474,112	2,819,126	782,705	2,839,270	7,503,126	1,256,255	25,902,364	4,257,184	41,612,666	19,290,225
End of period	$2,307,859	$2,848,146	$606,555	$2,431,597	$7,536,722	$1,198,609	$27,262,576	$4,228,819	$41,084,911	$20,839,863

The accompanying notes are an integral part of these financial statements.

SEPARATE ACCOUNT SEVEN
Talcott Resolution Life Insurance Company
Statements of Changes in Net Assets (continued)
For the Periods Ended December 31, 2020

	MFS® New Discovery Series	MFS® Total Return Series	MFS® Value Series	MFS® Total Return Bond Series	MFS® Research Series	MFS® High Yield Portfolio	BlackRock Managed Volatility V.I. Fund	BlackRock Global Allocation V.I. Fund	BlackRock S&P 500 Index V.I. Fund	BlackRock Large Cap Focus Growth V.I. Fund
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account

Operations:
Net investment income (loss)	$(511,357)	$536,201	$(69,598)	$1,028,526	$(41,716)	$819,575	$631,806	$298	$23,375	$(8,857)
Net realized gain (loss) on security transactions	1,610,516	2,167,118	926,643	545,469	101,567	(394,173)	(257,340)	45	41,566	2,947
Net realized gain distributions	2,621,744	2,933,655	1,937,056	—	143,291	—	—	2,867	203,205	28,545
Change in unrealized appreciation (depreciation) during the period	7,358,567	2,434,115	(1,850,923)	1,812,420	287,573	117,297	119,726	5,381	205,610	127,907
Net increase (decrease) in net assets resulting from operations	11,079,470	8,071,089	943,178	3,386,415	490,715	542,699	494,192	8,591	473,756	150,542

Unit transactions:
Purchases	41,817	414,529	171,195	340,172	530	43,926	81,328	—	76,027	—
Net transfers	(3,529,155)	587,724	1,706,084	3,388,185	(42,669)	(528,699)	1,208,163	(236)	(179,153)	—
Net interfund transfers due to corporate actions	—	—	—	—	—	—	—	—	—	—
Surrenders for benefit payments and fees	(2,278,859)	(11,288,858)	(3,911,575)	(6,365,857)	(354,332)	(1,906,100)	(3,596,346)	(451)	(689,491)	(7)
Other transactions	4,732	12,112	385	957	(2)	3,064	(1,544)	—	1	—
Death benefits	(569,113)	(3,011,124)	(930,554)	(1,561,908)	(92,950)	(492,640)	(96,013)	—	(1,686)	—
Net annuity transactions	(67,758)	(328,767)	33,032	(34,803)	—	(56,126)	—	—	—	—
Net increase (decrease) in net assets resulting from unit transactions	(6,398,336)	(13,614,384)	(2,931,433)	(4,233,254)	(489,423)	(2,936,575)	(2,404,412)	(687)	(794,302)	(7)
Net increase (decrease) in net assets	4,681,134	(5,543,295)	(1,988,255)	(846,839)	1,292	(2,393,876)	(1,910,220)	7,904	(320,546)	150,535

Net assets:
Beginning of period	29,729,469	121,775,278	48,293,123	59,715,066	3,924,633	23,817,976	24,088,424	43,648	3,742,173	369,102
End of period	$34,410,603	$116,231,983	$46,304,868	$58,868,227	$3,925,925	$21,424,100	$22,178,204	$51,552	$3,421,627	$519,637

The accompanying notes are an integral part of these financial statements.

SEPARATE ACCOUNT SEVEN
Talcott Resolution Life Insurance Company
Statements of Changes in Net Assets (continued)
For the Periods Ended December 31, 2020

	BlackRock Equity Dividend V.I. Fund	Morgan Stanley VIF Core Plus Fixed Income Portfolio	Morgan Stanley VIF Growth Portfolio	Morgan Stanley VIF Discovery Portfolio	Invesco V.I. American Value Fund	BlackRock Capital Appreciation V.I. Fund	Columbia Variable Portfolio - Dividend Opportunity Fund	Columbia Variable Portfolio - Income Opportunities Fund	Columbia Variable Portfolio - Mid Cap Growth Fund
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account

Operations:
Net investment income (loss)	$6,180	$43	$(5,973)	$(27,622)	$(8,788)	$(2,320)	$(121,273)	$125,878	$(142,211)
Net realized gain (loss) on security transactions	5,055	38	30,039	310,176	(22,840)	6,317	236,829	(101,389)	669,075
Net realized gain distributions	16,788	50	27,773	185,015	10,257	33,106	—	—	—
Change in unrealized appreciation (depreciation) during the period	(9,158)	134	148,461	1,089,207	51,010	81,640	(174,362)	133,247	1,453,467
Net increase (decrease) in net assets resulting from operations	18,865	265	200,300	1,556,776	29,639	118,743	(58,806)	157,736	1,980,331

Unit transactions:
Purchases	—	—	—	2,186	3,150	—	6,384	37,899	24,793
Net transfers	22,200	—	(35,601)	(670,982)	177,445	(82,626)	308,505	47,412	(369,746)
Net interfund transfers due to corporate actions	—	—	—	—	—	—	—	—	—
Surrenders for benefit payments and fees	(44,033)	(399)	(15,005)	(137,454)	(73,301)	(28,669)	(280,804)	(271,630)	(357,206)
Other transactions	—	—	1	1,611	1,221	—	64	1	25
Death benefits	(346)	—	(2,070)	(12,712)	(7,354)	—	(58,944)	(96,595)	(136,540)
Net annuity transactions	—	—	—	19,590	—	—	(101,344)	(17,271)	1,203
Net increase (decrease) in net assets resulting from unit transactions	(22,179)	(399)	(52,675)	(797,761)	101,161	(111,295)	(126,139)	(300,184)	(837,471)
Net increase (decrease) in net assets	(3,314)	(134)	147,625	759,015	130,800	7,448	(184,945)	(142,448)	1,142,860

Net assets:
Beginning of period	500,702	4,990	199,204	1,470,377	1,107,422	353,068	6,431,800	5,000,820	6,651,243
End of period	$497,388	$4,856	$346,829	$2,229,392	$1,238,222	$360,516	$6,246,855	$4,858,372	$7,794,103

The accompanying notes are an integral part of these financial statements.

SEPARATE ACCOUNT SEVEN
Talcott Resolution Life Insurance Company
Statements of Changes in Net Assets (continued)
For the Periods Ended December 31, 2020

	Invesco Oppenheimer V.I. Discovery Mid Cap Growth Fund	Invesco Oppenheimer V.I. Capital Appreciation Fund	Invesco Oppenheimer V.I. Global Fund	Invesco Oppenheimer V.I. Main Street Fund®	Invesco Oppenheimer V.I. Main Street Small Cap Fund®	Putnam VT Diversified Income Fund	Putnam VT Global Asset Allocation Fund	Putnam VT Growth Opportunities Fund	Putnam VT International Value Fund	Putnam VT International Equity Fund
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account

Operations:
Net investment income (loss)	$(33,332)	$(4,617)	$(44,731)	$(1,632)	$(37,459)	$513,821	$361	$(8,516)	$132	$(722)
Net realized gain (loss) on security transactions	70,297	17,359	186,854	6,030	94,714	(239,285)	2,833	219,261	(166)	3,430
Net realized gain distributions	—	41,546	133,907	36,778	42,199	—	9,493	87,121	193	—
Change in unrealized appreciation (depreciation) during the period	911,202	25,007	570,679	2,908	521,268	(532,839)	35,660	133,828	(83)	21,936
Net increase (decrease) in net assets resulting from operations	948,167	79,295	846,709	44,084	620,722	(258,303)	48,347	431,694	76	24,644

Unit transactions:
Purchases	1,501	350	19,534	284	15,141	47,729	—	—	—	—
Net transfers	141,000	(41,867)	(318,819)	(30,393)	(169,428)	754,137	742	(296,521)	(77)	6,365
Net interfund transfers due to corporate actions	2,127,438	—	—	—	—	—	—	—	—	—
Surrenders for benefit payments and fees	(148,056)	(34,622)	(462,457)	(82,463)	(387,960)	(968,235)	(75,826)	(292,587)	(5,142)	(22,260)
Other transactions	—	(1)	2,074	(2)	22	(7)	—	—	(1)	—
Death benefits	715	—	(30,912)	—	(49,842)	(192,236)	—	(20,740)	(1,343)	—
Net annuity transactions	1,563	(10,543)	20,752	—	6,805	53,316	—	—	3,859	8,530
Net increase (decrease) in net assets resulting from unit transactions	2,124,161	(86,683)	(769,828)	(112,574)	(585,262)	(305,296)	(75,084)	(609,848)	(2,704)	(7,365)
Net increase (decrease) in net assets	3,072,328	(7,388)	76,881	(68,490)	35,460	(563,599)	(26,737)	(178,154)	(2,628)	17,279

Net assets:
Beginning of period	—	323,703	4,172,594	477,680	3,415,306	9,252,244	516,098	1,464,063	15,079	261,063
End of period	$3,072,328	$316,315	$4,249,475	$409,190	$3,450,766	$8,688,645	$489,361	$1,285,909	$12,451	$278,342

The accompanying notes are an integral part of these financial statements.

SEPARATE ACCOUNT SEVEN
Talcott Resolution Life Insurance Company
Statements of Changes in Net Assets (continued)
For the Periods Ended December 31, 2020

	Putnam VT Small Cap Value Fund	JPMorgan Insurance Trust Core Bond Portfolio	JPMorgan Insurance Trust U.S. Equity Portfolio	JPMorgan Insurance Trust Mid Cap Value Portfolio	Putnam VT Equity Income Fund	PIMCO VIT All Asset Portfolio	PIMCO StocksPLUS® Global Portfolio	Prudential Series Jennison 20/20 Focus Portfolio	Prudential Series Jennison Portfolio	Prudential Series Value Portfolio
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account

Operations:
Net investment income (loss)	$(860)	$90,055	$(29,062)	$(2,537)	$649	$509	$1,207	$(104)	$(4,229)	$(267)
Net realized gain (loss) on security transactions	(11,097)	276,423	349,044	(79,155)	2,024	(5)	(11,472)	87	10,098	199
Net realized gain distributions	—	—	255,387	162,158	3,734	—	29,771	—	—	—
Change in unrealized appreciation (depreciation) during the period	17,232	1,065,247	272,679	(72,675)	(8,109)	402	20,111	1,836	94,749	310
Net increase (decrease) in net assets resulting from operations	5,275	1,431,725	848,048	7,791	(1,702)	906	39,617	1,819	100,618	242

Unit transactions:
Purchases	350	108,232	10,872	20,896	—	—	—	—	—	—
Net transfers	3,489	230,929	(404,423)	61,868	—	—	(9,718)	—	144,411	—
Net interfund transfers due to corporate actions	—	—	—	—	—	—	—	—	—	—
Surrenders for benefit payments and fees	(2,759)	(2,467,623)	(334,885)	(176,282)	(30,698)	(23)	(24,926)	(14)	(239)	(227)
Other transactions	—	2,468	136	103	—	—	—	(4)	2	1
Death benefits	(20,009)	(703,986)	(110,221)	(51,165)	—	(65)	—	—	—	—
Net annuity transactions	—	90,257	12,910	(4,306)	—	—	—	—	(10,739)	—
Net increase (decrease) in net assets resulting from unit transactions	(18,929)	(2,739,723)	(825,611)	(148,886)	(30,698)	(88)	(34,644)	(18)	133,435	(226)
Net increase (decrease) in net assets	(13,654)	(1,307,998)	22,437	(141,095)	(32,400)	818	4,973	1,801	234,053	16

Net assets:
Beginning of period	172,856	24,535,769	4,190,564	2,981,581	59,882	12,653	313,216	6,405	171,776	18,809
End of period	$159,202	$23,227,771	$4,213,001	$2,840,486	$27,482	$13,471	$318,189	$8,206	$405,829	$18,825

The accompanying notes are an integral part of these financial statements.

SEPARATE ACCOUNT SEVEN
Talcott Resolution Life Insurance Company
Statements of Changes in Net Assets (continued)
For the Periods Ended December 31, 2020

	Prudential Series SP International Growth Portfolio	ClearBridge Variable Dividend Strategy Portfolio	Western Asset Variable Global High Yield Bond Portfolio	Clearbridge Variable Large Cap Value Portfolio	Invesco V.I. Growth and Income Fund	Invesco V.I. Comstock Fund	Invesco V.I. American Franchise Fund	Wells Fargo VT Index Asset Allocation Fund	Wells Fargo VT International Equity Fund
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account

Operations:
Net investment income (loss)	$(150)	$5	$856	$(153)	$5,496	$(107)	$(344,724)	$(277)	$8,142
Net realized gain (loss) on security transactions	285	455	(318)	2,752	(19,855)	(4,710)	1,316,457	503	(67,245)
Net realized gain distributions	—	243	—	70,555	16,432	4,192	1,365,934	2,238	—
Change in unrealized appreciation (depreciation) during the period	2,872	733	1,395	(49,139)	33,041	(9,969)	3,889,113	1,442	89,169
Net increase (decrease) in net assets resulting from operations	3,007	1,436	1,933	24,015	35,114	(10,594)	6,226,780	3,906	30,066

Unit transactions:
Purchases	—	—	—	—	—	—	96,754	—	—
Net transfers	—	223	469	4,756	55,672	(7,374)	158,829	—	21,830
Net interfund transfers due to corporate actions	—	—	—	—	—	—	—	—	—
Surrenders for benefit payments and fees	(503)	(1,244)	(1,131)	(47,111)	(69,741)	(15,208)	(2,199,602)	(1,341)	(47,050)
Other transactions	—	—	—	—	—	(1)	6,585	—	(3)
Death benefits	—	(1,456)	(1,135)	(5,739)	(4,183)	—	(965,011)	—	(4,648)
Net annuity transactions	—	—	—	(4,028)	—	—	(41,194)	—	3,497
Net increase (decrease) in net assets resulting from unit transactions	(503)	(2,477)	(1,797)	(52,122)	(18,252)	(22,583)	(2,943,639)	(1,341)	(26,374)
Net increase (decrease) in net assets	2,504	(1,041)	136	(28,107)	16,862	(33,177)	3,283,141	2,565	3,692

Net assets:
Beginning of period	10,458	29,979	34,485	736,798	1,102,666	207,704	18,491,966	27,979	698,915
End of period	$12,962	$28,938	$34,621	$708,691	$1,119,528	$174,527	$21,775,107	$30,544	$702,607

The accompanying notes are an integral part of these financial statements.

SEPARATE ACCOUNT SEVEN
Talcott Resolution Life Insurance Company
Statements of Changes in Net Assets (concluded)
For the Periods Ended December 31, 2020

	Wells Fargo VT Small Cap Growth Fund	Wells Fargo VT Discovery Fund	Wells Fargo VT Opportunity Fund	MFS® Core Equity Portfolio	MFS® Massachusetts Investors Growth Stock Portfolio	MFS® Research International Portfolio	Columbia Variable Portfolio - Large Cap Growth Fund	Columbia Variable Portfolio - Overseas Core Fund	CTIVP® - Loomis Sayles Growth Fund
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account

Operations:
Net investment income (loss)	$(15,068)	$(164)	$(42,276)	$(51,981)	$(99,693)	$20,127	$(155,889)	$(30,268)	$(131,216)
Net realized gain (loss) on security transactions	46,757	282	184,784	52,506	311,941	75,687	935,040	(29,284)	470,463
Net realized gain distributions	46,438	1,055	345,157	226,708	668,045	235,740	—	50,794	—
Change in unrealized appreciation (depreciation) during the period	304,887	5,110	366,243	485,941	423,022	397,995	1,327,754	300,625	1,293,818
Net increase (decrease) in net assets resulting from operations	383,014	6,283	853,908	713,174	1,303,315	729,549	2,106,905	291,867	1,633,065

Unit transactions:
Purchases	—	—	34,773	28,923	13,251	8,607	47,083	62,899	1,250
Net transfers	35,915	—	(237,207)	(154,297)	(530,759)	(326,092)	(325,059)	131,842	(146,723)
Net interfund transfers due to corporate actions	—	—	—	—	—	—	—	—	—
Surrenders for benefit payments and fees	(90,926)	(731)	(500,417)	(235,348)	(666,883)	(600,453)	(746,247)	(300,673)	(331,763)
Other transactions	1	1	(16)	7	(14)	(108)	143	103	1
Death benefits	(8,126)	—	(126,682)	(154,676)	(106,295)	(176,632)	(318,070)	(82,876)	(181,695)
Net annuity transactions	(311)	—	9,714	(18,110)	(17,945)	(10,655)	(24,648)	(11,783)	49,765
Net increase (decrease) in net assets resulting from unit transactions	(63,447)	(730)	(819,835)	(533,501)	(1,308,645)	(1,105,333)	(1,366,798)	(200,488)	(609,165)
Net increase (decrease) in net assets	319,567	5,553	34,073	179,673	(5,330)	(375,784)	740,107	91,379	1,023,900

Net assets:
Beginning of period	811,834	10,902	5,077,332	4,811,914	7,808,640	7,663,349	7,325,381	4,530,825	5,917,925
End of period	$1,131,401	$16,455	$5,111,405	$4,991,587	$7,803,310	$7,287,565	$8,065,488	$4,622,204	$6,941,825

The accompanying notes are an integral part of these financial statements.

SEPARATE ACCOUNT SEVEN
Talcott Resolution Life Insurance Company
Notes to Financial Statements
December 31, 2021

1. Organization:

Separate Account Seven (the “Account”) is a separate investment account established by Talcott Resolution Life Insurance Company (the “Sponsor Company”) and is registered with the Securities and Exchange Commission (“SEC”) as a unit investment trust under the Investment Company Act of 1940, as amended. Both the Sponsor Company and the Account are subject to supervision and regulation by the Department of Insurance of the State of Connecticut and the SEC. The contract owners of the Sponsor Company direct their deposits into various investment options (the “Sub-Accounts”) within the Account.
The Sponsor Company is indirectly owned by Talcott Resolution Life, Inc.

On June 30, 2021, the Account's indirect owner, Hopmeadow Holdings GP LLC, completed the sale of the Sponsor Company (the "Sixth Street Acquisition") through the merger of an affiliate of Sixth Street, a global investment firm. Sixth Street obtained 100% control of Talcott Resolution Life, Inc. and its life and annuity operating subsidiaries including the Account. This transaction does not impact the contracts of the Account or the accounting of the Account.

The Account is comprised of the following Sub-Accounts:
American Century VP Value Fund, American Century VP Growth Fund, AB VPS Balanced Wealth Strategy Portfolio, AB VPS International Value Portfolio, AB VPS Small/Mid Cap Value Portfolio, AB VPS International Growth Portfolio, Invesco V.I. Value Opportunities Fund (Merged into Invesco V.I. American Value Fund), Invesco V.I. Core Equity Fund, Invesco V.I. Government Securities Fund, Invesco V.I. High Yield Fund, Invesco V.I. International Growth Fund, Invesco V.I. Main Street Mid Cap Fund® (Formerly Invesco V.I. Mid Cap Core Equity Fund), Invesco V.I. Small Cap Equity Fund, Invesco V.I. Balanced-Risk Allocation Fund, Invesco V.I. Diversified Dividend Fund, Invesco V.I. Government Money Market Fund, American Century VP Mid Cap Value Fund, AB VPS Growth and Income Portfolio, American Funds Insurance Series® Capital World Bond Fund®, American Funds Insurance Series® Capital World Growth and Income Fund® (Formerly American Funds Insurance Series® Global Growth and Income Fund), American Funds Insurance Series® Asset Allocation Fund, American Funds Insurance Series® Washington Mutual Investors FundSM (Formerly American Funds Insurance Series® Blue Chip Income and Growth Fund), American Funds Insurance Series® The Bond Fund of America® (Formerly American Funds Insurance Series® Bond Fund), American Funds Insurance Series® Global Growth Fund, American Funds Insurance Series® Growth Fund, American Funds Insurance Series® Growth-Income Fund, American Funds Insurance Series® International Fund, American Funds Insurance Series® New World Fund®, American Funds Insurance Series® Global Small Capitalization Fund, Columbia Variable Portfolio - Small Company Growth Fund, Allspring VT Omega Growth Fund (Formerly Wells Fargo VT Omega Growth Fund), Fidelity® VIP Growth Portfolio, Fidelity® VIP Contrafund® Portfolio, Fidelity® VIP Mid Cap Portfolio, Fidelity® VIP Value Strategies Portfolio, Fidelity® VIP Dynamic Capital Appreciation Portfolio, Fidelity® VIP Strategic Income Portfolio, Franklin Rising Dividends VIP Fund, Franklin Income VIP Fund, Franklin Large Cap Growth VIP Fund, Franklin Global Real Estate VIP Fund, Franklin Small-Mid Cap Growth VIP Fund, Franklin Small Cap Value VIP Fund, Franklin Strategic Income VIP Fund, Franklin Mutual Shares VIP Fund, Templeton Developing Markets VIP Fund, Templeton Foreign VIP Fund, Templeton Growth VIP Fund, Franklin Mutual Global Discovery VIP Fund, Franklin DynaTech VIP Fund (Formerly Franklin Flex Cap Growth VIP Fund), Templeton Global Bond VIP Fund, Hartford Balanced HLS Fund, Hartford Total Return Bond HLS Fund, Hartford Capital Appreciation HLS Fund, Hartford Dividend and Growth HLS Fund, Hartford Healthcare HLS Fund, Hartford Disciplined Equity HLS Fund, Hartford International Opportunities HLS Fund, Hartford MidCap HLS Fund, Hartford Ultrashort Bond HLS Fund, Hartford Small Company HLS Fund, Hartford SmallCap Growth HLS Fund, Hartford Stock HLS Fund, Rational Trend Aggregation VA Fund*, Rational Insider Buying VA Fund*, Lord Abbett Series Fund - Fundamental Equity Portfolio, Lord Abbett Series Fund - Dividend Growth Portfolio, Lord Abbett Series Fund - Bond Debenture Portfolio, Lord Abbett Series Fund - Growth and Income Portfolio, MFS® Growth Series, MFS® Global Equity Series, MFS® Investors Trust Series, MFS® Mid Cap Growth Series, MFS® New Discovery Series, MFS® Total Return Series, MFS® Value Series, MFS® Total Return Bond Series, MFS® Research Series, MFS® High Yield Portfolio, BlackRock Managed Volatility V.I. Fund, BlackRock Global Allocation V.I. Fund, BlackRock S&P 500 Index V.I. Fund, BlackRock Large Cap Focus Growth V.I. Fund, BlackRock Equity Dividend V.I. Fund, Morgan Stanley VIF Core Plus Fixed Income Portfolio, Morgan Stanley VIF Growth Portfolio, Morgan Stanley VIF Discovery Portfolio, Invesco V.I. American Value Fund (Merged assets from Invesco V.I. Value Opportunities Fund), BlackRock Capital Appreciation V.I. Fund, Columbia Variable Portfolio - Dividend Opportunity Fund, Columbia Variable
Portfolio - Income Opportunities Fund, Columbia Variable Portfolio - Mid Cap Growth Fund , Invesco V.I. Discovery Mid Cap Growth Fund (Formerly Invesco Oppenheimer V.I. Discovery Mid Cap Growth Fund), Invesco V.I. Capital Appreciation Fund (Formerly Invesco Oppenheimer V.I. Capital Appreciation Fund), Invesco V.I. Global Fund (Formerly Invesco Oppenheimer V.I. Global Fund), Invesco V.I. Main Street Fund® (Formerly Invesco Oppenheimer V.I. Main Street Fund®), Invesco V.I. Main Street Small Cap Fund® (Formerly Invesco Oppenheimer V.I. Main Street Small Cap Fund®), Putnam VT Diversified Income Fund, Putnam VT Global Asset Allocation Fund, Putnam VT Growth Opportunities Fund, Putnam VT International Value Fund, Putnam VT International Equity Fund, Putnam VT Small Cap Value Fund, JPMorgan Insurance Trust Core Bond Portfolio, JPMorgan Insurance Trust U.S. Equity Portfolio, JPMorgan Insurance Trust Mid Cap Value Portfolio, Putnam VT Large Cap Value Fund (Formerly Putnam VT Equity Income Fund), PIMCO VIT All Asset Portfolio, PIMCO StocksPLUS® Global Portfolio, PSF PGIM Jennison Focused Blend Portfolio (Formerly Prudential Series Jennison 20/20 Focus Portfolio), PSF PGIM Jennison Growth Portfolio (Formerly Prudential Series Jennison Portfolio), PSF PGIM Jennison Value Portfolio (Formerly Prudential Series Value Portfolio), PSF International Growth Portfolio (Formerly Prudential Series SP International Growth Portfolio), ClearBridge Variable Dividend Strategy Portfolio, Western Asset Variable Global High Yield Bond Portfolio, Clearbridge Variable Large Cap Value Portfolio, Invesco V.I. Growth and Income Fund, Invesco V.I. Comstock Fund, Invesco V.I. American Franchise Fund, Allspring VT Index Asset Allocation Fund (Formerly Wells Fargo VT Index Asset Allocation Fund), Allspring VT International Equity Fund (Formerly Wells Fargo VT International Equity Fund), Allspring VT Small Cap Growth Fund (Formerly Wells Fargo VT Small Cap Growth Fund), Allspring VT Discovery Fund (Formerly Wells Fargo VT Discovery Fund), Allspring VT Opportunity Fund (Formerly Wells Fargo VT Opportunity Fund), MFS® Core Equity Portfolio, MFS® Massachusetts Investors Growth Stock Portfolio, MFS® Research International Portfolio, Columbia Variable Portfolio - Large Cap Growth Fund, Columbia Variable Portfolio - Overseas Core Fund, CTIVP® - Loomis Sayles Growth Fund.
* During 2021, this Sub-Account was Liquidated.
The Sub-Accounts are invested in mutual funds (the “Funds”) of the same name. Each Sub-Account may invest in one or more share classes of a Fund, depending upon the product(s) available in that Sub-Account. A contract owner's unitized performance correlates with the share class associated with the contract owner's product.
If a Fund is subject to a merger by the Fund Manager, the Sub-Account invested in the surviving Fund acquires, at fair value, the net assets of the Sub-Account associated with the merging Fund on the date disclosed. These transfers are reflected in net interfund transfers due to corporate actions on the statements of changes in net assets.

Under applicable insurance law, the assets and liabilities of the Account are clearly identified and distinguished from the Sponsor Company’s other assets and liabilities and are not chargeable with liabilities arising out of any other business the Sponsor Company may conduct.

2. Significant Accounting Policies:

The Account qualifies as an investment company and follows the accounting and reporting guidance as defined in Accounting Standards Codification 946, "Financial Services - Investment Companies." The following is a summary of significant accounting policies of the Account, which are in accordance with accounting principles generally accepted in the United States of America ("U.S. GAAP"):

a) Security Transactions - Security transactions are recorded on the trade date (date the order to buy or sell is executed). Realized gains and losses on the sales of securities are computed using the average cost method. Dividend income is either accrued daily or as of the ex-dividend date based upon the Fund. Net realized gain distributions are accrued as of the ex-dividend date. Net realized gain distributions represent those dividends from the Funds which are characterized as capital gains under tax regulations.

b) Unit Transactions - Unit transactions are executed based on the unit values calculated at the close of the business day.

c) Federal Income Taxes - The operations of the Account form a part of, and are taxed with, the total operations of the Sponsor Company, which is taxed as an insurance company under the Internal Revenue Code ("IRC"). Under the current provisions of the IRC, the Sponsor Company does not expect to incur federal income taxes on the earnings of the Account to the extent the earnings are credited to the contract owners. Based on this, no charge is being made currently to the Account for federal income taxes. The Sponsor Company will review periodically the status of this policy. In the event of changes in the tax law, a charge may be made in future years for any federal income taxes that would be attributable to the contracts.

d) Use of Estimates - The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the period. Actual results could differ from those estimates. The most significant estimates contained within the financial statements are the fair value measurements.

e) Mortality Risk - The mortality risk associated with net assets allocated to contracts in the annuity period is determined using certain mortality tables. The mortality risk is fully borne by the Sponsor Company and may result in additional amounts being transferred into the Account by the Sponsor Company to cover greater longevity of contract owners than expected. Conversely, if amounts allocated exceed amounts required, transfers may be made to the Sponsor Company. These amounts are included in net annuity transactions on the accompanying statements of changes in net assets.

f) Fair Value Measurements - The Sub-Accounts' investments are carried at fair value in the Account’s financial statements. The investments in shares of the Funds are valued at the December 31, 2021 closing net asset value as determined by the appropriate Fund Manager. For financial instruments that are carried at fair value, a hierarchy is used to place the instruments into three broad levels (Levels 1, 2 and 3) by prioritizing the inputs in the valuation techniques used to measure fair value.

Level 1: Observable inputs that reflect unadjusted quoted prices for identical assets or liabilities in active markets that the Account has the ability to access at the measurement date. Level 1 investments include mutual funds.

Level 2: Observable inputs, other than unadjusted quoted prices included in Level 1, for the asset or liability or prices for similar assets and liabilities. Level 2 investments include those that are model priced by vendors using observable inputs.

Level 3: Valuations that are derived from techniques in which one or more of the significant inputs are unobservable (including assumptions about risk). Because Level 3 fair values, by their nature, contain unobservable market inputs, considerable judgment is used to determine the Level 3 fair values. Level 3 fair values represent the best estimate of an amount that could be realized in a current market exchange absent actual market exchanges.

In certain cases, the inputs used to measure fair value fall into different levels of the fair value hierarchy. In such cases, an investment’s level within the fair value hierarchy is based on the lowest level of input that is significant to the fair value measurement.

As of December 31, 2021, the Sub-Accounts invest in mutual funds which are carried at fair value and represent Level 1 investments under the fair value hierarchy levels. There were no Level 2 or Level 3 investments in the Sub-Accounts. The Account’s policy is to recognize transfers of securities among the levels at the beginning of the reporting period. There were no transfers among the levels for the periods ended December 31, 2021 and 2020.

g) Accounting for Uncertain Tax Positions - The statute of limitations is closed through the 2017 tax year and the Sponsor Company is not currently under examination for any open years.  Management evaluates whether or not there are uncertain tax positions that require financial statement recognition and has determined that no reserves for uncertain tax positions are required at December 31, 2021.
h) Novel Coronavirus - Since the first quarter of 2020, the novel coronavirus (“COVID-19”) has resulted in extreme stress and disruption in the global economy and financial markets. While the markets have rebounded, the pandemic has adversely impacted, and may continue to adversely impact, the financial performance of the funds in which the Sub-Accounts invest. Due to the highly uncertain nature of these conditions, it is not possible to estimate the ultimate impacts at this time. Management will continue to monitor developments, and their impact on the fair value of the funds.

3. Administration of the Account and Related Charges:

Each Sub-Account is charged certain fees, according to contract terms, as follows:

a) Mortality and Expense Risk Charges - The Sponsor Company, as an issuer of variable annuity contracts, assesses mortality and expense risk charges for which it receives a maximum annual fee of 1.55% of the Sub-Account’s average daily net assets. These charges are reflected in the accompanying statements of operations as a reduction in unit value.

b) Tax Expense Charges - If applicable, the Sponsor Company will make deductions up to a maximum rate of 3.50% of the contract’s average daily net assets to meet premium tax requirements. An additional tax charge based on a percentage of the Sub-Account’s average daily net assets may be assessed on partial withdrawals or surrenders. These charges are a redemption of units from applicable contract owners’ accounts and are reflected in surrenders for benefit payments and fees on the accompanying statements of changes in net assets.

c) Administrative Charges - The Sponsor Company provides administrative services to the Account and receives a maximum annual fee of 0.20% of the Sub-Account’s average daily net assets for these services. These charges are reflected in the accompanying statements of operations as a reduction in unit value.

d) Annual Maintenance Fees - An annual maintenance fee up to a maximum of $50 may be charged. These charges are deducted through a redemption of units from applicable contract owners’ accounts and are reflected in surrenders for benefit payments and fees in the accompanying statements of changes in net assets.

e) Rider Charges -

The Sponsor Company will make certain deductions (as a percentage of average daily Sub-Account value) for various rider charges:

Optional Death Benefit Charge maximum of 0.15%
Earnings Protection Benefit Charge maximum of 0.20%
Principal First Charge maximum of 0.75%
Principal First Preferred Charge maximum of 0.20%
MAV/EPB Death Benefit Charge maximum of 0.30%
MAV 70 Death Benefit Charge maximum of 0.20%
MAV Plus Charge maximum of 0.30%
Maximum Anniversary Value III Charge maximum of 1.50%
Liquidity Feature Charge maximum of 0.50%
MAV V Charge maximum of 1.50%
MAV IV Charge maximum of 1.50%
Legacy Lock Charge maximum of 1.50%
Daily Lock Charge maximum of 2.50%
Safety Plus Charge maximum of 2.50%
Future 5 Charge maximum of 2.50%
Future 6 Charge maximum of 2.50%
Maximum Daily Value Charge maximum of 1.50%
Return of Premium IV Charge maximum of 0.75%
Return of Premium V Charge maximum of 0.75%
Return of Premium III Charge maximum of 0.75%
Return of Premium Death Benefit Charge maximum of 0.75%
Lifetime Income Builder Charge maximum of 0.75%
Lifetime Income Builder II Charge maximum of 0.75%
Lifetime Income Foundation Charge maximum of 0.30%
Lifetime Income Builder Selects Charge maximum of 1.50%
Lifetime Income Builder Portfolios Charge maximum of 1.50%
Income Foundation Builder maximum of 2.50%
Premium Based Charges maximum of .71%

These charges can be assessed as a reduction in unit values or a redemption of units from applicable contract owners’ accounts as specified in the product prospectus.

f) Distribution Charge - A Distribution Charge of 0.85% may be charged, by the Sponsor Company, to the contract’s value each year at the contract anniversary date. This charge is based on a percentage of remaining gross premiums with each premium payment having its own Distribution Charge schedule. The Distribution Charge is reduced to zero after the completion of seven or eight years (based upon contract terms) after each respective premium payment. These charges are deducted through a redemption of units from applicable contract owners’ accounts and are reflected in surrenders for benefit payments and fees in the accompanying statements of changes in net assets.

4. Purchases and Sales of Investments:

The cost of purchases and proceeds from sales of investments for the period ended December 31, 2021 were as follows:

Sub-Account	Purchases at Cost	Proceeds from Sales
American Century VP Value Fund	$89,735	$456,882
American Century VP Growth Fund	$51,593	$56,906
AB VPS Balanced Wealth Strategy Portfolio	$90,249	$275,378
AB VPS International Value Portfolio	$171,138	$1,036,514
AB VPS Small/Mid Cap Value Portfolio	$91,113	$399,707
AB VPS International Growth Portfolio	$54,192	$98,663
Invesco V.I. Value Opportunities Fund+	$1,879,850	$16,289,692
Invesco V.I. Core Equity Fund	$2,883,157	$6,182,821
Invesco V.I. Government Securities Fund	$10,625,649	$13,808,408
Invesco V.I. High Yield Fund	$155,057	$28,969
Invesco V.I. International Growth Fund	$3,575,108	$5,195,614
Invesco V.I. Main Street Mid Cap Fund®+	$1,446,387	$5,075,183
Invesco V.I. Small Cap Equity Fund	$2,602,613	$5,661,974
Invesco V.I. Balanced-Risk Allocation Fund	$72,773	$169,928
Invesco V.I. Diversified Dividend Fund	$152	$627
Invesco V.I. Government Money Market Fund	$21,872,382	$26,947,568
American Century VP Mid Cap Value Fund	$1,872	$10,223
AB VPS Growth and Income Portfolio	$175,898	$18,762
American Funds Insurance Series® Capital World Bond Fund®	$2,840,147	$3,375,421
American Funds Insurance Series® Capital World Growth and Income Fund®+	$2,452,686	$6,754,603
American Funds Insurance Series® Asset Allocation Fund	$12,776,502	$21,983,475
American Funds Insurance Series® Washington Mutual Investors FundSM+	$5,608,853	$11,219,993
American Funds Insurance Series® The Bond Fund of America®+	$17,612,807	$18,644,606
American Funds Insurance Series® Global Growth Fund	$5,725,727	$8,991,747
American Funds Insurance Series® Growth Fund	$79,279,207	$96,983,449
American Funds Insurance Series® Growth-Income Fund	$14,126,356	$60,310,454
American Funds Insurance Series® International Fund	$6,476,659	$17,726,956
American Funds Insurance Series® New World Fund®	$2,472,968	$5,547,753
American Funds Insurance Series® Global Small Capitalization Fund	$2,914,998	$7,632,441
Columbia Variable Portfolio - Small Company Growth Fund	$1,178,289	$1,261,068
Allspring VT Omega Growth Fund+	$71,595	$215,730
Fidelity® VIP Growth Portfolio	$419,287	$538,434
Fidelity® VIP Contrafund® Portfolio	$2,215,329	$2,488,475
Fidelity® VIP Mid Cap Portfolio	$1,962,906	$2,691,774
Fidelity® VIP Value Strategies Portfolio	$162,415	$136,633
Fidelity® VIP Dynamic Capital Appreciation Portfolio	$28,378	$108,359
Fidelity® VIP Strategic Income Portfolio	$30,366	$3,103
Franklin Rising Dividends VIP Fund	$9,593,610	$25,709,338
Franklin Income VIP Fund	$16,477,015	$39,886,689
Franklin Large Cap Growth VIP Fund	$5,718,673	$7,122,891
Franklin Global Real Estate VIP Fund	$36,428	$74,143
Franklin Small-Mid Cap Growth VIP Fund	$8,874,186	$11,624,377
Franklin Small Cap Value VIP Fund	$3,363,384	$3,962,333
Franklin Strategic Income VIP Fund	$8,067,525	$11,742,665
Franklin Mutual Shares VIP Fund	$6,191,840	$23,830,334
Templeton Developing Markets VIP Fund	$1,540,067	$2,478,381
Templeton Foreign VIP Fund	$5,285,822	$11,360,092
Templeton Growth VIP Fund	$2,144,327	$10,498,689
Franklin Mutual Global Discovery VIP Fund	$2,800,898	$8,001,188
Franklin DynaTech VIP Fund+	$1,731,834	$3,588,956
Templeton Global Bond VIP Fund	$1,241,422	$1,131,353
Hartford Balanced HLS Fund	$1,159,541	$1,501,578
Hartford Total Return Bond HLS Fund	$15,324,264	$13,159,789
Hartford Capital Appreciation HLS Fund	$9,341,029	$14,005,324
Hartford Dividend and Growth HLS Fund	$4,717,293	$14,580,182
Hartford Healthcare HLS Fund	$10,889	$36,853
Hartford Disciplined Equity HLS Fund	$3,096,362	$8,765,252
Hartford International Opportunities HLS Fund	$277,630	$980,485
Hartford MidCap HLS Fund	$518,200	$318,106
Hartford Ultrashort Bond HLS Fund	$7,166,157	$10,022,473
Hartford Small Company HLS Fund	$847,510	$525,538
Hartford SmallCap Growth HLS Fund	$210,592	$340,463
Hartford Stock HLS Fund	$865,356	$926,061
Rational Trend Aggregation VA Fund+	$169,447	$2,664,109
Rational Insider Buying VA Fund+	$1,008,652	$3,119,044
Lord Abbett Series Fund - Fundamental Equity Portfolio	$43,175	$201,698
Lord Abbett Series Fund - Dividend Growth Portfolio	$275,094	$373,886
Lord Abbett Series Fund - Bond Debenture Portfolio	$1,107,896	$1,105,005
Lord Abbett Series Fund - Growth and Income Portfolio	$258,474	$207,776
MFS® Growth Series	$5,697,210	$7,191,031
MFS® Global Equity Series	$1,117,038	$1,394,937
MFS® Investors Trust Series	$2,829,321	$9,870,499
MFS® Mid Cap Growth Series	$4,696,055	$4,181,964
MFS® New Discovery Series	$6,742,189	$7,822,426
MFS® Total Return Series	$11,717,861	$21,405,447
MFS® Value Series	$3,749,302	$11,502,429
MFS® Total Return Bond Series	$8,250,490	$9,119,735
MFS® Research Series	$708,056	$904,660
MFS® High Yield Portfolio	$3,560,780	$3,812,021
BlackRock Managed Volatility V.I. Fund	$2,415,176	$3,360,217
BlackRock Global Allocation V.I. Fund	$11,352	$894
BlackRock S&P 500 Index V.I. Fund	$402,968	$958,360
BlackRock Large Cap Focus Growth V.I. Fund	$78,376	$60,752
BlackRock Equity Dividend V.I. Fund	$91,481	$119,648
Morgan Stanley VIF Core Plus Fixed Income Portfolio	$402	$478
Morgan Stanley VIF Growth Portfolio	$103,793	$54,728
Morgan Stanley VIF Discovery Portfolio	$909,023	$575,777
Invesco V.I. American Value Fund+	$15,710,364	$2,574,618
BlackRock Capital Appreciation V.I. Fund	$95,374	$108,757
Columbia Variable Portfolio - Dividend Opportunity Fund	$223,806	$1,327,633
Columbia Variable Portfolio - Income Opportunities Fund	$680,007	$594,776
Columbia Variable Portfolio - Mid Cap Growth Fund	$225,202	$1,616,787
Invesco V.I. Discovery Mid Cap Growth Fund+	$846,246	$806,786
Invesco V.I. Capital Appreciation Fund+	$20,164	$39,993
Invesco V.I. Global Fund+	$365,046	$472,715
Invesco V.I. Main Street Fund®+	$27,354	$58,513
Invesco V.I. Main Street Small Cap Fund®+	$265,358	$964,670
Putnam VT Diversified Income Fund	$1,401,873	$1,449,912
Putnam VT Global Asset Allocation Fund	$17,198	$16,454
Putnam VT Growth Opportunities Fund	$272,332	$529,211
Putnam VT International Value Fund	$41,313	$5,831
Putnam VT International Equity Fund	$17,511	$32,370
Putnam VT Small Cap Value Fund	$51,767	$56,598
JPMorgan Insurance Trust Core Bond Portfolio	$2,609,122	$4,493,381
JPMorgan Insurance Trust U.S. Equity Portfolio	$334,792	$1,051,164
JPMorgan Insurance Trust Mid Cap Value Portfolio	$359,016	$679,233
Putnam VT Large Cap Value Fund+	$788	$24,975
PIMCO VIT All Asset Portfolio	$1,595	$2,802
PIMCO StocksPLUS® Global Portfolio	$35,323	$67,485
PSF PGIM Jennison Focused Blend Portfolio+	$—	$175
PSF PGIM Jennison Growth Portfolio+	$912	$24,981
PSF PGIM Jennison Value Portfolio+	$2	$672
PSF International Growth Portfolio+	$—	$875
ClearBridge Variable Dividend Strategy Portfolio	$3,113	$1,305
Western Asset Variable Global High Yield Bond Portfolio	$1,852	$949
Clearbridge Variable Large Cap Value Portfolio	$77,193	$80,575
Invesco V.I. Growth and Income Fund	$127,305	$498,738
Invesco V.I. Comstock Fund	$3,208	$24,731
Invesco V.I. American Franchise Fund	$3,717,424	$4,404,826
Allspring VT Index Asset Allocation Fund+	$3,147	$1,933
Allspring VT International Equity Fund+	$32,176	$173,243
Allspring VT Small Cap Growth Fund+	$216,765	$304,123
Allspring VT Discovery Fund+	$1,176	$1,067
Allspring VT Opportunity Fund+	$222,522	$1,915,852
MFS® Core Equity Portfolio	$962,576	$1,120,993
MFS® Massachusetts Investors Growth Stock Portfolio	$1,523,281	$1,653,587
MFS® Research International Portfolio	$713,456	$1,516,698
Columbia Variable Portfolio - Large Cap Growth Fund	$186,542	$1,503,453
Columbia Variable Portfolio - Overseas Core Fund	$259,770	$856,713
CTIVP® - Loomis Sayles Growth Fund	$231,597	$1,234,711

+ See Note 1 for additional information related to this Sub-Account.

5. Changes in Units Outstanding:

The changes in units outstanding for the period ended December 31, 2021 were as follows:

Sub-Account	Units Issued	Units Redeemed	Net Increase/(Decrease)
American Century VP Value Fund	2,581	17,140	(14,559)
American Century VP Growth Fund	919	1,337	(418)
AB VPS Balanced Wealth Strategy Portfolio	1,122	12,337	(11,215)
AB VPS International Value Portfolio	16,619	126,338	(109,719)
AB VPS Small/Mid Cap Value Portfolio	2,862	13,126	(10,264)
AB VPS International Growth Portfolio	1,213	5,876	(4,663)
Invesco V.I. Value Opportunities Fund+	602,078	6,362,000	(5,759,922)
Invesco V.I. Core Equity Fund	77,226	220,421	(143,195)
Invesco V.I. Government Securities Fund	6,703,549	9,440,666	(2,737,117)
Invesco V.I. High Yield Fund	56,996	7,409	49,587
Invesco V.I. International Growth Fund	404,302	1,168,966	(764,664)
Invesco V.I. Main Street Mid Cap Fund®+	405,260	1,322,941	(917,681)
Invesco V.I. Small Cap Equity Fund	46,285	154,833	(108,548)
Invesco V.I. Balanced-Risk Allocation Fund	959	9,445	(8,486)
Invesco V.I. Diversified Dividend Fund	—	25	(25)
Invesco V.I. Government Money Market Fund	2,408,235	2,889,794	(481,559)
American Century VP Mid Cap Value Fund	33	352	(319)
AB VPS Growth and Income Portfolio	12,912	1,312	11,600
American Funds Insurance Series® Capital World Bond Fund®	172,120	239,908	(67,788)
American Funds Insurance Series® Capital World Growth and Income Fund®+	67,901	304,756	(236,855)
American Funds Insurance Series® Asset Allocation Fund	248,057	713,743	(465,686)
American Funds Insurance Series® Washington Mutual Investors FundSM+	1,757,131	3,524,506	(1,767,375)
American Funds Insurance Series® The Bond Fund of America®+	769,691	1,091,650	(321,959)
American Funds Insurance Series® Global Growth Fund	80,483	198,248	(117,765)
American Funds Insurance Series® Growth Fund	275,575	1,949,381	(1,673,806)
American Funds Insurance Series® Growth-Income Fund	252,138	1,580,870	(1,328,732)
American Funds Insurance Series® International Fund	276,346	935,179	(658,833)
American Funds Insurance Series® New World Fund®	43,418	147,635	(104,217)
American Funds Insurance Series® Global Small Capitalization Fund	63,513	219,851	(156,338)
Columbia Variable Portfolio - Small Company Growth Fund	34,114	146,230	(112,116)
Allspring VT Omega Growth Fund+	28	38,722	(38,694)
Fidelity® VIP Growth Portfolio	536	11,017	(10,481)
Fidelity® VIP Contrafund® Portfolio	12,153	63,651	(51,498)
Fidelity® VIP Mid Cap Portfolio	15,049	93,473	(78,424)
Fidelity® VIP Value Strategies Portfolio	3,182	4,445	(1,263)
Fidelity® VIP Dynamic Capital Appreciation Portfolio	39	2,310	(2,271)
Fidelity® VIP Strategic Income Portfolio	1,516	151	1,365
Franklin Rising Dividends VIP Fund	102,632	551,840	(449,208)
Franklin Income VIP Fund	307,822	1,508,126	(1,200,304)
Franklin Large Cap Growth VIP Fund	61,531	169,613	(108,082)
Franklin Global Real Estate VIP Fund	842	2,283	(1,441)
Franklin Small-Mid Cap Growth VIP Fund	77,774	297,706	(219,932)
Franklin Small Cap Value VIP Fund	126,602	159,478	(32,876)
Franklin Strategic Income VIP Fund	308,032	521,513	(213,481)
Franklin Mutual Shares VIP Fund	123,576	880,800	(757,224)
Templeton Developing Markets VIP Fund	38,728	82,058	(43,330)
Templeton Foreign VIP Fund	325,954	760,520	(434,566)
Templeton Growth VIP Fund	98,525	511,887	(413,362)
Franklin Mutual Global Discovery VIP Fund	61,389	233,314	(171,925)
Franklin DynaTech VIP Fund+	20,691	86,045	(65,354)
Templeton Global Bond VIP Fund	101,239	84,642	16,597
Hartford Balanced HLS Fund	64,003	251,410	(187,407)
Hartford Total Return Bond HLS Fund	1,168,242	1,561,135	(392,893)
Hartford Capital Appreciation HLS Fund	100,379	779,833	(679,454)
Hartford Dividend and Growth HLS Fund	161,899	836,115	(674,216)
Hartford Healthcare HLS Fund	32	3,699	(3,667)
Hartford Disciplined Equity HLS Fund	81,837	298,453	(216,616)
Hartford International Opportunities HLS Fund	21,464	105,247	(83,783)
Hartford MidCap HLS Fund	7,495	19,844	(12,349)
Hartford Ultrashort Bond HLS Fund	5,225,459	7,525,517	(2,300,058)
Hartford Small Company HLS Fund	23,910	50,496	(26,586)
Hartford SmallCap Growth HLS Fund	1,937	7,509	(5,572)
Hartford Stock HLS Fund	97,335	212,535	(115,200)
Rational Trend Aggregation VA Fund+	11,402	453,572	(442,170)
Rational Insider Buying VA Fund+	96,308	912,284	(815,976)
Lord Abbett Series Fund - Fundamental Equity Portfolio	515	6,856	(6,341)
Lord Abbett Series Fund - Dividend Growth Portfolio	230	10,617	(10,387)
Lord Abbett Series Fund - Bond Debenture Portfolio	40,664	51,345	(10,681)
Lord Abbett Series Fund - Growth and Income Portfolio	4,792	9,063	(4,271)
MFS® Growth Series	62,611	192,771	(130,160)
MFS® Global Equity Series	23,662	37,074	(13,412)
MFS® Investors Trust Series	50,686	321,522	(270,836)
MFS® Mid Cap Growth Series	38,392	183,795	(145,403)
MFS® New Discovery Series	37,347	148,325	(110,978)
MFS® Total Return Series	177,488	753,366	(575,878)
MFS® Value Series	65,378	310,329	(244,951)
MFS® Total Return Bond Series	453,705	549,406	(95,701)
MFS® Research Series	11,654	21,598	(9,944)
MFS® High Yield Portfolio	203,372	269,045	(65,673)
BlackRock Managed Volatility V.I. Fund	221,005	310,023	(89,018)
BlackRock Global Allocation V.I. Fund	93	31	62
BlackRock S&P 500 Index V.I. Fund	8,003	58,039	(50,036)
BlackRock Large Cap Focus Growth V.I. Fund	—	1,147	(1,147)
BlackRock Equity Dividend V.I. Fund	882	4,339	(3,457)
Morgan Stanley VIF Core Plus Fixed Income Portfolio	—	32	(32)
Morgan Stanley VIF Growth Portfolio	134	717	(583)
Morgan Stanley VIF Discovery Portfolio	2,399	8,244	(5,845)
Invesco V.I. American Value Fund+	1,400,442	201,185	1,199,257
BlackRock Capital Appreciation V.I. Fund	703	2,576	(1,873)
Columbia Variable Portfolio - Dividend Opportunity Fund	12,391	62,803	(50,412)
Columbia Variable Portfolio - Income Opportunities Fund	19,793	39,473	(19,680)
Columbia Variable Portfolio - Mid Cap Growth Fund	8,343	52,153	(43,810)
Invesco V.I. Discovery Mid Cap Growth Fund+	32,391	48,659	(16,268)
Invesco V.I. Capital Appreciation Fund+	51	1,059	(1,008)
Invesco V.I. Global Fund+	3,972	14,200	(10,228)
Invesco V.I. Main Street Fund®+	13	1,771	(1,758)
Invesco V.I. Main Street Small Cap Fund®+	2,199	28,576	(26,377)
Putnam VT Diversified Income Fund	96,732	96,356	376
Putnam VT Global Asset Allocation Fund	18	325	(307)
Putnam VT Growth Opportunities Fund	5,342	18,047	(12,705)
Putnam VT International Value Fund	3,532	476	3,056
Putnam VT International Equity Fund	357	1,880	(1,523)
Putnam VT Small Cap Value Fund	1,981	1,991	(10)
JPMorgan Insurance Trust Core Bond Portfolio	127,448	272,919	(145,471)
JPMorgan Insurance Trust U.S. Equity Portfolio	2,621	21,322	(18,701)
JPMorgan Insurance Trust Mid Cap Value Portfolio	5,095	18,087	(12,992)
Putnam VT Large Cap Value Fund+	—	640	(640)
PIMCO VIT All Asset Portfolio	—	164	(164)
PIMCO StocksPLUS® Global Portfolio	200	3,279	(3,079)
PSF PGIM Jennison Focused Blend Portfolio+	—	5	(5)
PSF PGIM Jennison Growth Portfolio+	228	3,676	(3,448)
PSF PGIM Jennison Value Portfolio+	—	122	(122)
PSF International Growth Portfolio+	—	306	(306)
ClearBridge Variable Dividend Strategy Portfolio	7	37	(30)
Western Asset Variable Global High Yield Bond Portfolio	139	195	(56)
Clearbridge Variable Large Cap Value Portfolio	1,810	21,365	(19,555)
Invesco V.I. Growth and Income Fund	5,524	20,482	(14,958)
Invesco V.I. Comstock Fund	—	626	(626)
Invesco V.I. American Franchise Fund	37,804	113,292	(75,488)
Allspring VT Index Asset Allocation Fund+	—	185	(185)
Allspring VT International Equity Fund+	12,029	94,110	(82,081)
Allspring VT Small Cap Growth Fund+	2,117	6,229	(4,112)
Allspring VT Discovery Fund+	—	13	(13)
Allspring VT Opportunity Fund+	1,751	58,198	(56,447)
MFS® Core Equity Portfolio	24,541	48,351	(23,810)
MFS® Massachusetts Investors Growth Stock Portfolio	17,872	62,727	(44,855)
MFS® Research International Portfolio	26,063	99,289	(73,226)
Columbia Variable Portfolio - Large Cap Growth Fund	8,209	53,136	(44,927)
Columbia Variable Portfolio - Overseas Core Fund	8,551	55,081	(46,530)
CTIVP® - Loomis Sayles Growth Fund	9,899	45,361	(35,462)
+ See Note 1 for additional information related to this Sub-Account.

The changes in units outstanding for the period ended December 31, 2020 were as follows:

Sub-Account	Units Issued	Units Redeemed	Net Increase/(Decrease)
American Century VP Value Fund	15,013	22,000	(6,987)
American Century VP Growth Fund	210	864	(654)
AB VPS Balanced Wealth Strategy Portfolio	11,501	69,014	(57,513)
AB VPS International Value Portfolio	101,834	110,596	(8,762)
AB VPS Small/Mid Cap Value Portfolio	8,939	10,698	(1,759)
AB VPS International Growth Portfolio	—	6,529	(6,529)
Invesco V.I. Value Opportunities Fund	530,291	1,298,630	(768,339)
Invesco V.I. Core Equity Fund	89,428	255,672	(166,244)
Invesco V.I. Government Securities Fund	11,235,723	13,975,691	(2,739,968)
Invesco V.I. High Yield Fund	2,681	17,236	(14,555)
Invesco V.I. International Growth Fund	407,057	1,234,372	(827,315)
Invesco V.I. Mid Cap Core Equity Fund	474,259	1,537,876	(1,063,617)
Invesco V.I. Small Cap Equity Fund	121,063	189,355	(68,292)
Invesco V.I. Balanced-Risk Allocation Fund	4,416	17,488	(13,072)
Invesco V.I. Diversified Dividend Fund	—	26	(26)
Invesco V.I. Government Money Market Fund	4,890,633	4,023,621	867,012
American Century VP Mid Cap Value Fund	349	144	205
AB VPS Growth and Income Portfolio	705	1,230	(525)
American Funds Insurance Series® Capital World Bond Fund®	189,965	322,548	(132,583)
American Funds Insurance Series® Global Growth and Income Fund	102,069	405,240	(303,171)
American Funds Insurance Series® Asset Allocation Fund	302,049	840,326	(538,277)
American Funds Insurance Series® Blue Chip Income and Growth Fund	1,192,872	4,061,973	(2,869,101)
American Funds Insurance Series® Bond Fund	1,412,413	1,501,203	(88,790)
American Funds Insurance Series® Global Growth Fund	108,920	277,321	(168,401)
American Funds Insurance Series® Growth Fund	356,476	2,828,610	(2,472,134)
American Funds Insurance Series® Growth-Income Fund	431,236	1,776,828	(1,345,592)
American Funds Insurance Series® International Fund	519,828	889,637	(369,809)
American Funds Insurance Series® New World Fund®	60,604	186,305	(125,701)
American Funds Insurance Series® Global Small Capitalization Fund	106,740	286,519	(179,779)
Columbia Variable Portfolio - Small Company Growth Fund	36,130	249,457	(213,327)
Wells Fargo VT Omega Growth Fund	680	14,112	(13,432)
Fidelity® VIP Growth Portfolio	19,681	21,090	(1,409)
Fidelity® VIP Contrafund® Portfolio	24,211	112,236	(88,025)
Fidelity® VIP Mid Cap Portfolio	65,981	108,844	(42,863)
Fidelity® VIP Value Strategies Portfolio	1,032	3,157	(2,125)
Fidelity® VIP Dynamic Capital Appreciation Portfolio	1,450	2,137	(687)
Fidelity® VIP Strategic Income Portfolio	33	164	(131)
Franklin Rising Dividends VIP Fund	119,502	616,734	(497,232)
Franklin Income VIP Fund	300,678	1,650,689	(1,350,011)
Franklin Large Cap Growth VIP Fund	92,459	303,875	(211,416)
Franklin Global Real Estate VIP Fund	1,058	1,738	(680)
Franklin Small-Mid Cap Growth VIP Fund	156,148	403,589	(247,441)
Franklin Small Cap Value VIP Fund	92,830	116,504	(23,674)
Franklin Strategic Income VIP Fund	277,622	613,639	(336,017)
Franklin Mutual Shares VIP Fund	387,041	945,510	(558,469)
Templeton Developing Markets VIP Fund	48,129	117,515	(69,386)
Templeton Foreign VIP Fund	654,406	646,830	7,576
Templeton Growth VIP Fund	82,689	755,035	(672,346)
Franklin Mutual Global Discovery VIP Fund	110,346	269,933	(159,587)
Franklin Flex Cap Growth VIP Fund	108,123	156,551	(48,428)
Templeton Global Bond VIP Fund	130,338	127,151	3,187
Hartford Balanced HLS Fund	236,961	438,009	(201,048)
Hartford Total Return Bond HLS Fund	1,905,545	2,501,419	(595,874)
Hartford Capital Appreciation HLS Fund	275,918	1,476,019	(1,200,101)
Hartford Dividend and Growth HLS Fund	409,418	948,781	(539,363)
Hartford Healthcare HLS Fund	41	153	(112)
Hartford Disciplined Equity HLS Fund	1,030,212	149,745	880,467
Hartford International Opportunities HLS Fund	66,725	157,575	(90,850)
Hartford MidCap HLS Fund	146,066	6,400	139,666
Hartford Ultrashort Bond HLS Fund	8,147,729	10,114,863	(1,967,134)
Hartford Small Company HLS Fund	18,887	74,428	(55,541)
Hartford SmallCap Growth HLS Fund	9,630	10,393	(763)
Hartford Stock HLS Fund	48,149	277,054	(228,905)
Rational Trend Aggregation VA Fund	27,706	69,255	(41,549)
Rational Insider Buying VA Fund	25,638	107,459	(81,821)
Lord Abbett Series Fund - Fundamental Equity Portfolio	5,870	13,714	(7,844)
Lord Abbett Series Fund - Dividend Growth Portfolio	8,333	36,707	(28,374)
Lord Abbett Series Fund - Bond Debenture Portfolio	51,827	71,755	(19,928)
Lord Abbett Series Fund - Growth and Income Portfolio	5,374	8,914	(3,540)
MFS® Growth Series	105,091	297,591	(192,500)
MFS® Global Equity Series	21,748	38,154	(16,406)
MFS® Investors Trust Series	99,227	307,948	(208,721)
MFS® Mid Cap Growth Series	85,073	332,421	(247,348)
MFS® New Discovery Series	70,373	237,715	(167,342)
MFS® Total Return Series	181,072	791,972	(610,900)
MFS® Value Series	172,025	262,304	(90,279)
MFS® Total Return Bond Series	711,929	1,008,347	(296,418)
MFS® Research Series	22,873	40,007	(17,134)
MFS® High Yield Portfolio	137,486	382,041	(244,555)
BlackRock Managed Volatility V.I. Fund	347,390	589,383	(241,993)
BlackRock Global Allocation V.I. Fund	27	72	(45)
BlackRock S&P 500 Index V.I. Fund	34,274	102,390	(68,116)
BlackRock Large Cap Focus Growth V.I. Fund	—	—	—
BlackRock Equity Dividend V.I. Fund	3,106	3,838	(732)
Morgan Stanley VIF Core Plus Fixed Income Portfolio	—	33	(33)
Morgan Stanley VIF Growth Portfolio	298	1,606	(1,308)
Morgan Stanley VIF Discovery Portfolio	2,740	24,187	(21,447)
Invesco V.I. American Value Fund	17,846	10,882	6,964
BlackRock Capital Appreciation V.I. Fund	612	4,262	(3,650)
Columbia Variable Portfolio - Dividend Opportunity Fund	29,294	36,366	(7,072)
Columbia Variable Portfolio - Income Opportunities Fund	30,252	55,787	(25,535)
Columbia Variable Portfolio - Mid Cap Growth Fund	13,809	53,605	(39,796)
Invesco Oppenheimer V.I. Discovery Mid Cap Growth Fund	242,096	27,636	214,460
Invesco Oppenheimer V.I. Capital Appreciation Fund	528	4,636	(4,108)
Invesco Oppenheimer V.I. Global Fund	5,400	41,619	(36,219)
Invesco Oppenheimer V.I. Main Street Fund®	411	5,256	(4,845)
Invesco Oppenheimer V.I. Main Street Small Cap Fund®	24,173	43,555	(19,382)
Putnam VT Diversified Income Fund	86,400	109,859	(23,459)
Putnam VT Global Asset Allocation Fund	59	4,287	(4,228)
Putnam VT Growth Opportunities Fund	4,211	32,293	(28,082)
Putnam VT International Value Fund	578	894	(316)
Putnam VT International Equity Fund	1,726	2,423	(697)
Putnam VT Small Cap Value Fund	468	1,312	(844)
JPMorgan Insurance Trust Core Bond Portfolio	197,604	380,576	(182,972)
JPMorgan Insurance Trust U.S. Equity Portfolio	11,697	34,406	(22,709)
JPMorgan Insurance Trust Mid Cap Value Portfolio	16,250	19,716	(3,466)
Putnam VT Equity Income Fund	—	945	(945)
PIMCO VIT All Asset Portfolio	—	7	(7)
PIMCO StocksPLUS® Global Portfolio	3,196	5,029	(1,833)
Prudential Series Jennison 20/20 Focus Portfolio	—	1	(1)
Prudential Series Jennison Portfolio	39,224	644	38,580
Prudential Series Value Portfolio	—	115	(115)
Prudential Series SP International Growth Portfolio	—	290	(290)
ClearBridge Variable Dividend Strategy Portfolio	10	134	(124)
Western Asset Variable Global High Yield Bond Portfolio	171	812	(641)
Clearbridge Variable Large Cap Value Portfolio	2,371	20,672	(18,301)
Invesco V.I. Growth and Income Fund	7,590	7,614	(24)
Invesco V.I. Comstock Fund	124	1,029	(905)
Invesco V.I. American Franchise Fund	83,641	203,205	(119,564)
Wells Fargo VT Index Asset Allocation Fund	—	224	(224)
Wells Fargo VT International Equity Fund	42,285	60,013	(17,728)
Wells Fargo VT Small Cap Growth Fund	4,266	7,580	(3,314)
Wells Fargo VT Discovery Fund	—	15	(15)
Wells Fargo VT Opportunity Fund	13,046	44,472	(31,426)
MFS® Core Equity Portfolio	26,422	58,329	(31,907)
MFS® Massachusetts Investors Growth Stock Portfolio	28,266	101,554	(73,288)
MFS® Research International Portfolio	56,009	144,206	(88,197)
Columbia Variable Portfolio - Large Cap Growth Fund	24,657	98,169	(73,512)
Columbia Variable Portfolio - Overseas Core Fund	39,175	54,546	(15,371)
CTIVP® - Loomis Sayles Growth Fund	14,837	46,870	(32,033)

6. Financial Highlights:

The following is a summary of units, unit fair values, net assets, expense ratios, investment income ratios, and total return ratios as of or for each of the periods presented for the aggregate of all share classes within each Sub- Account that had outstanding units during the period ended December 31, 2021. The ranges presented are calculated using the results of only the contracts with the highest and lowest expense ratios that had assets during the period reported. A specific unit value or ratio may be outside of the range presented in this table due to the initial assigned unit values, combined with varying performance and/or length of time since inception of the presented expense ratios that had assets during the period reported. Investment income and total return ratios are calculated for the period the related share class within the Sub-Account is active, while the expense ratio is annualized. In the case of fund mergers, the expense, investment income, and total return ratios are calculated using only the results of the surviving fund and exclude the results of the fund merged into the surviving fund. For the fund merged into the surviving fund the results are through the date of the fund merger. Corporate actions are identified for only the current year, prior years’ corporate actions are disclosed in the respective year’s report.

	Units #	Unit Fair Value Lowest to Highest #			Net Assets	Expense Ratio Lowest to Highest*			Investment Income Ratio Lowest to Highest**			Total Return Ratio Lowest to Highest***
American Century VP Value Fund
2021	41,366	$26.173946	to	$28.999366	$1,180,285	0.50%	to	1.45%	0.39%	to	1.55%	22.49%	to	23.66%
2020	55,925	$21.367737	to	$23.450700	$1,292,716	0.50%	to	1.45%	2.15%	to	2.21%	(0.62)%	to	0.33%
2019	62,912	$21.501257	to	$23.374017	$1,455,732	0.50%	to	1.45%	1.96%	to	1.96%	25.10%	to	26.29%
2018	86,661	$17.187910	to	$18.508409	$1,590,679	0.50%	to	1.45%	1.49%	to	1.53%	(10.58)%	to	(9.73)%
2017	90,449	$19.222298	to	$20.503245	$1,841,868	0.50%	to	1.45%	1.50%	to	1.52%	7.01%	to	8.03%
American Century VP Growth Fund
2021	1,830	$44.882574	to	$44.882574	$82,133	0.65%	to	0.65%	—%	to	—%	26.31%	to	26.31%
2020	2,248	$35.532853	to	$35.532853	$79,879	0.65%	to	0.65%	0.33%	to	0.33%	33.80%	to	33.80%
2019	2,902	$26.557241	to	$26.557241	$77,063	0.65%	to	0.65%	0.26%	to	0.26%	34.46%	to	34.46%
2018	4,612	$19.751240	to	$19.751240	$91,098	0.65%	to	0.65%	0.11%	to	0.11%	(2.23)%	to	(2.23)%
2017	4,847	$20.200979	to	$20.200979	$97,907	0.65%	to	0.65%	0.63%	to	0.63%	29.38%	to	29.38%
AB VPS Balanced Wealth Strategy Portfolio
2021	143,703	$23.281991	to	$28.256774	$2,722,090	0.50%	to	2.70%	0.08%	to	0.24%	10.35%	to	12.80%
2020	154,918	$21.099126	to	$25.050508	$2,634,262	0.50%	to	2.70%	0.88%	to	2.21%	6.34%	to	8.71%
2019	212,431	$19.840768	to	$23.044027	$3,595,924	0.50%	to	2.70%	2.30%	to	2.33%	15.06%	to	17.61%
2018	249,313	$17.244421	to	$19.593049	$3,636,382	0.50%	to	2.70%	1.68%	to	1.69%	(8.90)%	to	(6.88)%
2017	282,012	$18.929797	to	$21.039797	$4,424,886	0.50%	to	2.70%	1.82%	to	1.82%	12.54%	to	15.05%
AB VPS International Value Portfolio
2021	402,252	$14.312364	to	$16.736638	$3,318,597	0.50%	to	2.70%	1.70%	to	1.79%	7.90%	to	10.30%
2020	511,971	$13.264223	to	$15.173551	$3,855,007	0.50%	to	2.70%	1.72%	to	1.76%	(0.51)%	to	1.70%
2019	520,733	$13.332472	to	$14.919716	$3,878,473	0.50%	to	2.70%	0.84%	to	0.87%	13.68%	to	16.21%
2018	545,951	$11.727917	to	$12.838845	$3,552,361	0.50%	to	2.70%	0.77%	to	1.09%	(25.03)%	to	(23.36)%
2017	575,458	$15.643661	to	$16.752424	$4,943,871	0.50%	to	2.70%	2.02%	to	2.24%	21.76%	to	24.47%
AB VPS Small/Mid Cap Value Portfolio
2021	42,349	$42.189329	to	$48.083889	$1,342,431	0.50%	to	2.75%	—%	to	0.60%	31.93%	to	34.93%
2020	52,613	$31.978466	to	$35.636456	$1,249,116	0.50%	to	2.75%	0.80%	to	0.84%	0.26%	to	2.54%
2019	54,372	$31.896029	to	$34.753847	$1,272,620	0.50%	to	2.75%	0.32%	to	0.34%	16.65%	to	19.30%
2018	65,725	$27.342613	to	$29.130337	$1,306,557	0.50%	to	2.75%	0.19%	to	0.23%	(17.59)%	to	(15.72)%
2017	79,290	$33.180411	to	$34.562643	$1,891,389	0.50%	to	2.75%	0.24%	to	0.25%	9.79%	to	12.29%
AB VPS International Growth Portfolio
2021	26,772	$14.112845	to	$22.988228	$386,002	1.25%	to	2.70%	—%	to	—%	5.13%	to	6.67%
2020	31,435	$13.230890	to	$21.866344	$436,943	1.25%	to	2.70%	0.99%	to	1.19%	26.15%	to	27.99%
2019	37,964	$10.337219	to	$17.333346	$412,327	1.25%	to	2.70%	0.28%	to	0.29%	23.85%	to	25.65%
2018	45,811	$8.226871	to	$13.995949	$389,859	1.25%	to	2.70%	0.40%	to	0.40%	(19.80)%	to	(18.62)%
2017	59,347	$10.109732	to	$17.450543	$611,154	1.25%	to	2.70%	0.87%	to	0.95%	31.05%	to	32.96%
Invesco V.I. Value Opportunities Fund+
2021	—	$3.052862	to	$33.526619	$—	0.85%	to	2.80%	0.82%	to	0.84%	27.17%	to	28.09%
2020	5,759,922	$2.383302	to	$26.363868	$11,627,620	0.85%	to	2.80%	0.40%	to	0.41%	2.54%	to	4.56%
2019	6,528,261	$2.279300	to	$25.710068	$12,673,729	0.85%	to	2.80%	0.24%	to	0.24%	27.01%	to	29.51%
2018	7,465,434	$1.759925	to	$20.241880	$11,258,230	0.85%	to	2.80%	0.32%	to	0.32%	(21.41)%	to	(19.86)%
2017	8,398,891	$2.196079	to	$25.756336	$15,999,970	0.85%	to	2.80%	0.40%	to	0.40%	14.20%	to	16.44%
Invesco V.I. Core Equity Fund
2021	1,069,488	$31.794381	to	$39.337168	$27,364,628	0.30%	to	2.75%	0.34%	to	0.67%	24.28%	to	27.00%
2020	1,212,683	$25.583443	to	$30.270210	$24,985,622	0.50%	to	2.75%	1.05%	to	1.18%	10.76%	to	13.01%
2019	1,378,927	$23.097375	to	$26.786554	$25,754,092	0.50%	to	2.75%	0.17%	to	0.95%	25.47%	to	28.02%
2018	1,600,888	$18.408618	to	$20.922989	$23,750,133	0.50%	to	2.75%	—%	to	0.90%	(11.85)%	to	(10.06)%
2017	1,840,303	$20.884186	to	$23.263545	$30,798,707	0.50%	to	2.75%	0.80%	to	1.04%	10.11%	to	12.31%
Invesco V.I. Government Securities Fund
2021	44,412,562	$1.609700	to	$9.730853	$60,612,621	0.85%	to	2.80%	2.15%	to	2.47%	(4.97)%	to	(3.09)%
2020	47,149,679	$1.661102	to	$10.239324	$66,804,350	0.85%	to	2.80%	2.52%	to	2.52%	3.34%	to	5.37%
2019	49,889,647	$1.576383	to	$9.908485	$67,824,159	0.85%	to	2.80%	2.53%	to	2.58%	3.14%	to	5.18%
2018	58,982,046	$1.498812	to	$9.606402	$76,929,665	0.85%	to	2.80%	2.18%	to	2.20%	(2.22)%	to	(0.29)%
2017	65,970,861	$1.503200	to	$9.824279	$87,071,468	0.85%	to	2.80%	2.10%	to	2.12%	(0.86)%	to	1.09%
Invesco V.I. High Yield Fund
2021	166,792	$2.329674	to	$22.642496	$453,868	1.70%	to	2.65%	4.75%	to	8.81%	1.65%	to	2.62%
2020	117,205	$2.270143	to	$22.274429	$333,250	1.70%	to	2.65%	6.02%	to	6.03%	0.62%	to	1.58%
2019	131,760	$2.234887	to	$21.893599	$324,289	1.70%	to	2.75%	0.03%	to	5.08%	10.43%	to	11.60%
2018	107,123	$2.002661	to	$19.825577	$263,896	1.70%	to	2.75%	5.07%	to	5.30%	(5.97)%	to	(4.98)%
2017	127,229	$2.107655	to	$21.085280	$508,937	1.70%	to	2.75%	3.98%	to	4.07%	3.42%	to	4.51%
Invesco V.I. International Growth Fund
2021	5,478,597	$22.918186	to	$26.097468	$24,127,252	0.30%	to	2.80%	—%	to	1.34%	2.97%	to	5.29%
2020	6,243,261	$22.258091	to	$24.786293	$26,233,825	0.30%	to	2.80%	—%	to	2.40%	10.85%	to	13.40%
2019	7,070,576	$20.079731	to	$21.857569	$26,541,900	0.30%	to	2.80%	—%	to	1.58%	25.03%	to	27.85%
2018	8,584,743	$16.060392	to	$17.095661	$25,800,409	0.30%	to	2.80%	—%	to	2.13%	(17.32)%	to	(15.46)%
2017	9,693,455	$19.425716	to	$20.221611	$34,441,109	0.30%	to	2.80%	—%	to	1.44%	19.61%	to	22.36%
Invesco V.I. Main Street Mid Cap Fund®+
2021	6,872,478	$27.655875	to	$32.396677	$25,733,355	0.65%	to	2.80%	0.26%	to	0.45%	19.84%	to	22.07%
2020	7,790,159	$23.076506	to	$26.539528	$24,150,313	0.65%	to	2.80%	0.51%	to	0.74%	6.23%	to	8.24%
2019	8,853,776	$21.722629	to	$24.520242	$25,506,863	0.65%	to	2.80%	0.07%	to	0.50%	21.82%	to	24.23%
2018	10,178,122	$17.831447	to	$19.738095	$23,874,817	0.65%	to	2.80%	0.09%	to	0.51%	(13.80)%	to	(12.17)%
2017	11,917,687	$20.685989	to	$22.473592	$32,149,013	0.65%	to	2.80%	0.32%	to	0.53%	11.75%	to	13.91%
Invesco V.I. Small Cap Equity Fund
2021	522,611	$35.837174	to	$44.323102	$19,328,415	0.30%	to	2.80%	—%	to	0.17%	17.08%	to	19.73%
2020	631,159	$30.608904	to	$37.017915	$19,732,844	0.30%	to	2.80%	—%	to	0.34%	23.73%	to	26.49%
2019	699,451	$24.738082	to	$28.657437	$17,488,092	0.50%	to	2.80%	—%	to	—%	23.11%	to	25.69%
2018	800,697	$20.094666	to	$23.237086	$16,121,168	0.30%	to	2.80%	—%	to	—%	(17.43)%	to	(15.53)%
2017	933,454	$24.335556	to	$27.508052	$22,532,980	0.30%	to	2.80%	—%	to	—%	10.91%	to	13.39%
Invesco V.I. Balanced-Risk Allocation Fund
2021	51,196	$15.283831	to	$18.761536	$863,291	0.50%	to	2.40%	2.91%	to	3.04%	6.67%	to	8.72%
2020	59,682	$14.328032	to	$17.257367	$935,500	0.50%	to	2.40%	7.55%	to	7.94%	7.38%	to	9.44%
2019	72,754	$13.343050	to	$15.768680	$1,049,703	0.50%	to	2.40%	—%	to	—%	12.16%	to	14.31%
2018	92,556	$11.896602	to	$13.794728	$1,187,793	0.50%	to	2.40%	1.27%	to	1.31%	(8.92)%	to	(7.18)%
2017	109,910	$13.062314	to	$14.861220	$1,531,700	0.50%	to	2.40%	3.88%	to	4.13%	7.23%	to	9.28%
Invesco V.I. Diversified Dividend Fund
2021	275	$24.442023	to	$24.442023	$6,730	1.70%	to	1.70%	1.98%	to	1.98%	16.60%	to	16.60%
2020	300	$20.962948	to	$20.962948	$6,295	1.70%	to	1.70%	2.91%	to	2.91%	(1.82)%	to	(1.82)%
2019	326	$21.351168	to	$21.351168	$6,965	1.70%	to	1.70%	2.72%	to	2.72%	22.67%	to	22.67%
2018	365	$17.405343	to	$17.405343	$6,356	1.70%	to	1.70%	2.17%	to	2.17%	(9.37)%	to	(9.37)%
2017	394	$19.204376	to	$19.204376	$7,564	1.70%	to	1.70%	1.50%	to	1.50%	6.52%	to	6.52%
Invesco V.I. Government Money Market Fund
2021	5,286,481	$8.144581	to	$10.095488	$47,744,343	0.30%	to	2.80%	—%	to	0.01%	(2.75)%	to	(0.29)%
2020	5,768,040	$8.375289	to	$10.125144	$52,819,533	0.30%	to	2.80%	—%	to	0.29%	(2.55)%	to	(0.09)%
2019	4,901,028	$8.693415	to	$10.133930	$45,661,891	0.30%	to	2.75%	1.62%	to	1.86%	(0.87)%	to	1.34%
2018	5,792,357	$8.769400	to	$9.999989	$53,661,271	0.30%	to	2.75%	1.28%	to	1.42%	(1.20)%	to	0.99%
2017	5,269,921	$8.876326	to	$9.901669	$49,089,284	0.30%	to	2.75%	0.30%	to	0.64%	(2.16)%	to	0.01%
American Century VP Mid Cap Value Fund
2021	3,226	$27.596922	to	$30.610848	$96,817	0.50%	to	1.45%	1.01%	to	1.03%	21.25%	to	22.40%
2020	3,545	$22.761118	to	$25.008360	$87,037	0.50%	to	1.45%	1.70%	to	1.71%	(0.34)%	to	0.61%
2019	3,340	$22.839853	to	$24.857624	$81,643	0.50%	to	1.45%	1.91%	to	1.92%	27.14%	to	28.35%
2018	4,189	$17.964559	to	$19.367050	$79,971	0.50%	to	1.45%	1.10%	to	1.26%	(14.22)%	to	(13.40)%
2017	6,844	$20.941448	to	$22.362747	$151,362	0.50%	to	1.45%	1.40%	to	1.40%	9.86%	to	10.91%
AB VPS Growth and Income Portfolio
2021	20,403	$13.661516	to	$14.134566	$282,670	1.25%	to	2.45%	0.61%	to	0.64%	24.75%	to	26.25%
2020	8,803	$10.951484	to	$11.195674	$98,098	1.25%	to	2.45%	1.33%	to	1.33%	(0.01)%	to	1.20%
2019♦	9,328	$10.952221	to	$11.062894	$102,971	1.25%	to	2.45%	1.01%	to	1.02%	9.52%	to	10.63%
American Funds Insurance Series® Capital World Bond Fund®
2021	1,404,296	$10.777853	to	$11.062217	$17,723,924	0.50%	to	2.75%	1.62%	to	1.76%	(7.50)%	to	(5.65)%
2020	1,472,084	$11.423284	to	$11.959025	$19,994,237	0.50%	to	2.75%	0.84%	to	1.22%	6.92%	to	9.07%
2019	1,604,667	$10.473324	to	$11.185125	$20,234,122	0.50%	to	2.75%	1.41%	to	1.50%	4.85%	to	7.00%
2018	1,843,572	$9.788153	to	$10.668221	$21,965,227	0.50%	to	2.75%	1.73%	to	1.95%	(4.01)%	to	(2.10)%
2017	2,099,339	$9.998043	to	$11.113629	$25,833,116	0.50%	to	2.75%	0.36%	to	0.42%	(0.02)%	to	3.96%
American Funds Insurance Series® Capital World Growth and Income Fund®+
2021	1,715,573	$15.308716	to	$32.958188	$38,617,011	0.50%	to	2.75%	1.34%	to	1.46%	11.66%	to	13.89%
2020	1,952,428	$13.441354	to	$29.515709	$38,993,616	0.50%	to	2.75%	1.12%	to	1.22%	5.78%	to	8.00%
2019	2,255,599	$12.445256	to	$27.902511	$41,881,710	0.50%	to	2.75%	1.46%	to	1.66%	27.59%	to	30.08%
2018	2,666,657	$9.567445	to	$21.759494	$38,499,132	0.50%	to	2.80%	0.22%	to	1.48%	(12.13)%	to	(10.34)%
2017	3,146,861	$10.670657	to	$24.762218	$51,339,431	0.50%	to	2.80%	1.83%	to	2.10%	6.71%	to	22.59%
American Funds Insurance Series® Asset Allocation Fund
2021	4,671,910	$15.212317	to	$29.496576	$137,654,512	0.50%	to	2.80%	0.29%	to	1.36%	11.92%	to	14.27%
2020	5,137,596	$13.312705	to	$26.354191	$134,215,767	0.50%	to	2.80%	0.73%	to	1.76%	9.35%	to	11.60%
2019	5,675,873	$11.928983	to	$24.100232	$135,014,446	0.50%	to	2.80%	1.75%	to	1.84%	17.88%	to	20.32%
2018	6,425,392	$9.914185	to	$20.443889	$128,179,835	0.50%	to	2.80%	1.36%	to	1.45%	(7.24)%	to	(5.31)%
2017	7,490,631	$10.469884	to	$22.139871	$159,190,876	0.50%	to	2.75%	1.06%	to	1.67%	4.70%	to	13.08%
American Funds Insurance Series® Washington Mutual Investors FundSM+
2021	23,639,630	$16.459154	to	$37.439332	$74,980,855	0.30%	to	2.75%	1.27%	to	1.47%	24.32%	to	27.13%
2020	25,407,005	$12.946697	to	$30.116208	$64,495,618	0.30%	to	2.75%	1.73%	to	1.96%	5.73%	to	8.15%
2019	28,276,106	$11.971410	to	$28.482870	$67,075,208	0.30%	to	2.75%	—%	to	2.00%	18.09%	to	20.67%
2018	32,461,292	$9.920577	to	$24.120341	$64,983,677	0.30%	to	2.75%	—%	to	1.78%	(11.14)%	to	(9.19)%
2017	39,821,581	$10.915463	to	$27.019907	$89,031,387	0.50%	to	2.80%	0.33%	to	1.53%	9.15%	to	13.81%
American Funds Insurance Series® The Bond Fund of America®+
2021	6,924,935	$11.557708	to	$12.700929	$110,508,611	0.50%	to	2.75%	1.24%	to	1.35%	(3.01)%	to	(1.08)%
2020	7,246,894	$11.684237	to	$13.095358	$118,167,302	0.50%	to	2.75%	1.76%	to	3.48%	6.76%	to	8.83%
2019	7,335,684	$10.735782	to	$12.266349	$111,523,128	0.50%	to	2.75%	1.59%	to	2.67%	6.39%	to	8.54%
2018	8,278,849	$9.891325	to	$11.529400	$116,160,829	0.50%	to	2.75%	2.34%	to	2.39%	(3.41)%	to	(1.38)%
2017	9,499,220	$10.029764	to	$11.935949	$136,569,462	0.50%	to	2.75%	1.43%	to	1.87%	0.30%	to	0.85%
American Funds Insurance Series® Global Growth Fund
2021	1,283,186	$46.039222	to	$61.298850	$54,887,814	0.85%	to	2.75%	0.33%	to	0.34%	13.26%	to	15.44%
2020	1,400,951	$16.780459	to	$40.648006	$52,706,820	0.50%	to	2.75%	0.11%	to	0.35%	26.93%	to	29.52%
2019	1,569,352	$12.956097	to	$32.024496	$46,013,318	0.50%	to	2.75%	0.95%	to	1.08%	31.61%	to	34.20%
2018	1,882,834	$9.654189	to	$24.210580	$42,017,302	0.50%	to	2.80%	0.08%	to	0.51%	(11.56)%	to	(9.69)%
2017	2,135,003	$10.690165	to	$27.374033	$52,725,970	0.50%	to	2.80%	0.48%	to	0.63%	6.90%	to	27.84%
American Funds Insurance Series® Growth Fund
2021	10,450,338	$25.393402	to	$68.691717	$535,524,328	0.30%	to	2.80%	0.06%	to	0.21%	18.62%	to	21.32%
2020	12,124,144	$20.788080	to	$57.907788	$516,683,824	0.50%	to	2.80%	0.22%	to	0.33%	47.89%	to	50.96%
2019	14,596,278	$13.770810	to	$39.157035	$410,095,735	0.50%	to	2.80%	0.53%	to	0.84%	27.16%	to	29.79%
2018	17,125,728	$10.640480	to	$30.792652	$373,187,840	0.30%	to	2.80%	—%	to	0.40%	(3.00)%	to	(0.80)%
2017	20,385,830	$10.726522	to	$31.745880	$447,865,308	0.30%	to	2.80%	0.24%	to	0.53%	7.27%	to	24.75%
American Funds Insurance Series® Growth-Income Fund
2021	8,839,811	$18.334053	to	$42.957770	$341,233,570	0.50%	to	2.80%	0.93%	to	1.05%	20.67%	to	23.18%
2020	10,168,543	$14.883680	to	$35.599175	$321,997,763	0.50%	to	2.80%	1.11%	to	1.42%	10.41%	to	12.68%
2019	11,514,135	$13.208437	to	$32.242598	$327,072,132	0.50%	to	2.80%	1.47%	to	1.70%	22.65%	to	25.23%
2018	13,279,628	$10.547662	to	$26.287348	$304,182,757	0.50%	to	2.80%	1.01%	to	1.28%	(4.50)%	to	(2.55)%
2017	15,778,593	$10.823191	to	$27.525937	$372,003,192	0.50%	to	2.80%	1.02%	to	1.40%	8.23%	to	19.00%
American Funds Insurance Series® International Fund
2021	4,093,205	$12.569372	to	$21.704405	$74,327,571	0.30%	to	2.75%	1.21%	to	2.28%	(4.17)%	to	(2.01)%
2020	4,752,038	$12.826795	to	$22.648525	$88,318,772	0.30%	to	2.75%	0.30%	to	0.69%	10.88%	to	13.32%
2019	5,121,847	$11.319229	to	$20.426000	$85,410,841	0.30%	to	2.75%	—%	to	1.54%	19.55%	to	22.30%
2018	6,043,878	$9.255268	to	$17.085804	$83,257,211	0.30%	to	2.75%	—%	to	1.78%	(15.49)%	to	(13.67)%
2017	6,885,084	$10.720462	to	$20.217781	$110,844,370	0.30%	to	2.75%	0.92%	to	1.38%	7.20%	to	28.56%
American Funds Insurance Series® New World Fund®
2021	785,271	$15.317447	to	$25.561739	$26,797,548	0.30%	to	2.75%	0.25%	to	0.84%	2.08%	to	4.32%
2020	889,488	$14.683658	to	$25.042110	$29,568,355	0.30%	to	2.75%	—%	to	0.07%	20.23%	to	22.92%
2019	1,015,189	$11.945320	to	$20.828630	$27,625,726	0.30%	to	2.75%	—%	to	0.92%	25.64%	to	28.43%
2018	1,191,923	$9.301084	to	$16.577745	$25,917,418	0.30%	to	2.75%	—%	to	0.82%	(16.37)%	to	(14.51)%
2017	1,413,979	$10.879165	to	$19.823120	$36,479,742	0.30%	to	2.75%	0.61%	to	0.95%	8.79%	to	25.94%
American Funds Insurance Series® Global Small Capitalization Fund
2021	1,020,039	$17.363886	to	$38.415811	$34,312,643	0.30%	to	2.75%	—%	to	—%	3.84%	to	6.11%
2020	1,176,377	$16.364324	to	$36.994250	$37,300,394	0.30%	to	2.75%	0.09%	to	0.16%	26.20%	to	29.00%
2019	1,356,156	$12.685349	to	$29.312834	$33,336,774	0.30%	to	2.75%	—%	to	0.15%	27.95%	to	30.85%
2018	1,568,362	$9.694514	to	$22.793980	$29,761,969	0.30%	to	2.80%	—%	to	0.04%	(13.02)%	to	(11.07)%
2017	1,850,115	$10.901655	to	$26.205876	$39,665,965	0.30%	to	2.80%	0.03%	to	0.43%	9.02%	to	22.42%
Columbia Variable Portfolio - Small Company Growth Fund
2021	784,490	$5.020557	to	$58.121560	$5,270,127	1.70%	to	2.80%	—%	to	—%	(5.58)%	to	(4.54)%
2020	896,606	$5.259160	to	$61.556762	$6,438,292	1.70%	to	2.80%	—%	to	—%	66.41%	to	68.24%
2019	1,109,933	$3.125905	to	$36.991782	$4,755,462	1.70%	to	2.80%	—%	to	—%	36.82%	to	38.33%
2018	1,296,619	$2.259761	to	$27.037123	$3,967,091	1.70%	to	2.80%	—%	to	—%	(4.47)%	to	(3.41)%
2017	1,550,710	$2.339489	to	$28.300855	$4,816,533	1.70%	to	2.80%	—%	to	—%	25.68%	to	27.07%
Allspring VT Omega Growth Fund+
2021	150,867	$52.793758	to	$62.319509	$691,080	1.25%	to	2.45%	—%	to	—%	12.48%	to	13.84%
2020	189,561	$46.934619	to	$54.742957	$805,632	1.25%	to	2.45%	—%	to	—%	39.94%	to	41.63%
2019	202,993	$38.652451	to	$43.134586	$614,982	1.25%	to	2.75%	—%	to	—%	33.67%	to	35.69%
2018	285,144	$28.485826	to	$32.268741	$624,244	1.25%	to	2.75%	—%	to	—%	(2.21)%	to	(0.73)%
2017	280,899	$28.695211	to	$32.997419	$592,593	1.25%	to	2.75%	0.23%	to	0.24%	31.29%	to	33.28%
Fidelity® VIP Growth Portfolio
2021	36,702	$46.506451	to	$68.835840	$1,785,604	1.25%	to	2.40%	—%	to	—%	19.99%	to	21.38%
2020	47,183	$38.315724	to	$55.324211	$1,897,975	1.25%	to	2.70%	0.03%	to	0.04%	39.73%	to	41.77%
2019	48,592	$27.027166	to	$39.594026	$1,404,128	1.25%	to	2.70%	0.05%	to	0.06%	30.41%	to	32.31%
2018	76,631	$20.426792	to	$30.361627	$1,587,770	1.25%	to	2.70%	0.01%	to	0.04%	(3.09)%	to	(1.67)%
2017	86,555	$20.773564	to	$31.328356	$1,814,724	1.25%	to	2.70%	—%	to	0.08%	31.23%	to	33.14%
Fidelity® VIP Contrafund® Portfolio
2021	379,320	$49.995060	to	$60.531420	$14,754,650	0.50%	to	2.75%	0.03%	to	0.03%	24.05%	to	26.87%
2020	430,818	$40.301088	to	$47.709520	$13,362,651	0.50%	to	2.75%	0.08%	to	0.08%	26.70%	to	29.58%
2019	518,843	$31.807540	to	$36.817306	$12,589,544	0.50%	to	2.75%	0.21%	to	0.22%	27.71%	to	30.62%
2018	613,365	$24.905161	to	$28.186566	$11,651,008	0.50%	to	2.75%	0.44%	to	0.44%	(9.17)%	to	(7.11)%
2017	725,286	$27.420725	to	$30.342536	$14,891,376	0.50%	to	2.75%	0.76%	to	0.78%	18.29%	to	20.98%
Fidelity® VIP Mid Cap Portfolio
2021	333,281	$40.186468	to	$44.679269	$9,892,609	0.50%	to	2.70%	0.32%	to	0.37%	21.97%	to	24.68%
2020	411,705	$32.947923	to	$35.834747	$9,937,154	0.50%	to	2.70%	0.38%	to	0.42%	14.73%	to	17.28%
2019	454,568	$28.718380	to	$30.555009	$9,383,865	0.50%	to	2.70%	0.62%	to	0.70%	19.89%	to	22.56%
2018	516,301	$23.953677	to	$24.931094	$8,816,633	0.50%	to	2.70%	0.40%	to	0.40%	(17.04)%	to	(15.20)%
2017	619,332	$28.875414	to	$29.398935	$12,575,578	0.50%	to	2.70%	0.48%	to	0.49%	17.33%	to	19.94%
Fidelity® VIP Value Strategies Portfolio
2021	23,401	$29.049057	to	$47.975077	$755,938	1.25%	to	2.75%	0.11%	to	1.27%	29.73%	to	31.69%
2020	24,664	$22.059290	to	$36.981426	$599,959	1.25%	to	2.75%	1.05%	to	1.06%	5.09%	to	6.68%
2019	26,789	$20.678302	to	$35.190452	$605,174	1.25%	to	2.75%	1.43%	to	1.43%	30.46%	to	32.43%
2018	29,836	$15.614159	to	$26.973639	$507,059	1.25%	to	2.75%	0.69%	to	0.71%	(19.74)%	to	(18.52)%
2017	31,607	$19.164009	to	$33.606969	$656,856	1.25%	to	2.75%	1.24%	to	1.30%	15.86%	to	17.61%
Fidelity® VIP Dynamic Capital Appreciation Portfolio
2021	6,149	$41.442478	to	$58.806754	$238,624	1.25%	to	2.40%	0.01%	to	0.12%	21.32%	to	22.73%
2020	8,420	$33.767951	to	$48.470550	$285,582	1.25%	to	2.40%	0.04%	to	0.05%	30.18%	to	31.69%
2019	9,107	$25.642809	to	$37.233195	$235,677	1.25%	to	2.40%	0.38%	to	0.39%	26.74%	to	28.21%
2018	9,963	$20.000688	to	$29.376711	$203,995	1.25%	to	2.40%	0.33%	to	0.33%	(7.42)%	to	(6.35)%
2017	12,674	$21.356064	to	$31.730615	$274,613	1.25%	to	2.40%	0.44%	to	0.47%	20.57%	to	21.97%
Fidelity® VIP Strategic Income Portfolio
2021	3,889	$18.382858	to	$18.730886	$72,242	0.50%	to	0.65%	2.39%	to	2.85%	2.86%	to	3.02%
2020	2,524	$17.871498	to	$18.182550	$45,429	0.50%	to	0.65%	3.05%	to	3.14%	6.47%	to	6.63%
2019	2,655	$16.786188	to	$17.052753	$44,850	0.50%	to	0.65%	1.03%	to	1.64%	9.94%	to	10.10%
2018	9,288	$15.268699	to	$15.487927	$142,790	0.50%	to	0.65%	3.45%	to	5.18%	(3.45)%	to	(3.31)%
2017	7,473	$15.814675	to	$16.017684	$118,687	0.50%	to	0.65%	2.95%	to	3.05%	6.85%	to	7.01%
Franklin Rising Dividends VIP Fund
2021	3,065,129	$41.618059	to	$53.843274	$147,449,237	0.50%	to	2.80%	0.84%	to	0.92%	23.29%	to	26.00%
2020	3,514,337	$33.756131	to	$42.733716	$135,758,219	0.50%	to	2.80%	1.24%	to	1.25%	12.77%	to	15.27%
2019	4,011,569	$29.934183	to	$37.072649	$135,938,565	0.50%	to	2.80%	1.15%	to	1.22%	25.66%	to	28.51%
2018	4,770,925	$23.820835	to	$28.847348	$127,442,610	0.50%	to	2.80%	1.21%	to	1.39%	(7.70)%	to	(5.64)%
2017	5,735,871	$25.807302	to	$30.570925	$164,155,125	0.50%	to	2.80%	1.48%	to	1.53%	17.23%	to	19.80%
Franklin Income VIP Fund
2021	8,513,607	$23.507682	to	$26.191692	$224,767,888	0.50%	to	2.75%	4.42%	to	4.55%	13.43%	to	16.01%
2020	9,713,911	$20.725204	to	$22.578017	$223,691,030	0.50%	to	2.75%	5.40%	to	5.63%	(2.15)%	to	0.08%
2019	11,063,922	$21.180744	to	$22.560764	$257,745,353	0.50%	to	2.75%	4.18%	to	5.14%	12.90%	to	15.47%
2018	13,073,892	$18.876011	to	$19.538448	$266,727,783	0.50%	to	2.80%	4.64%	to	4.79%	(6.95)%	to	(4.89)%
2017	15,375,955	$20.285231	to	$20.543598	$333,343,316	0.50%	to	2.80%	3.86%	to	4.09%	6.65%	to	9.00%
Franklin Large Cap Growth VIP Fund
2021	639,701	$48.018817	to	$50.468846	$26,960,299	0.95%	to	2.80%	—%	to	—%	12.09%	to	14.19%
2020	747,783	$41.038866	to	$42.838646	$27,822,409	1.35%	to	2.80%	—%	to	—%	40.64%	to	42.70%
2019	959,199	$28.759724	to	$30.459066	$25,076,182	1.35%	to	2.80%	—%	to	—%	30.86%	to	32.77%
2018	1,097,676	$21.660712	to	$23.275572	$21,764,487	1.35%	to	2.80%	—%	to	—%	(4.19)%	to	(2.79)%
2017	1,145,388	$22.282173	to	$24.293354	$23,627,681	1.35%	to	2.80%	0.62%	to	0.62%	24.57%	to	26.39%
Franklin Global Real Estate VIP Fund
2021	14,538	$27.881043	to	$32.738880	$456,929	1.40%	to	2.15%	0.90%	to	0.91%	24.10%	to	25.03%
2020	15,979	$19.682129	to	$26.185103	$401,422	1.40%	to	2.40%	—%	to	3.26%	(7.63)%	to	(6.70)%
2019	16,659	$21.308476	to	$28.066435	$448,426	1.40%	to	2.40%	2.56%	to	2.65%	19.47%	to	20.67%
2018	19,963	$17.835379	to	$23.258150	$446,824	1.40%	to	2.40%	2.61%	to	2.64%	(8.99)%	to	(8.07)%
2017	33,022	$19.596544	to	$25.300343	$811,965	1.40%	to	2.40%	3.02%	to	3.13%	7.85%	to	8.94%
Franklin Small-Mid Cap Growth VIP Fund
2021	1,351,845	$52.364348	to	$60.757449	$49,803,782	0.50%	to	2.80%	—%	to	—%	6.97%	to	9.31%
2020	1,571,777	$48.950188	to	$55.583257	$53,632,760	0.50%	to	2.80%	—%	to	—%	50.81%	to	54.23%
2019	1,819,218	$32.457390	to	$36.038163	$40,798,664	0.50%	to	2.80%	—%	to	—%	27.81%	to	30.61%
2018	2,169,200	$25.395749	to	$27.592165	$37,729,713	0.50%	to	2.80%	—%	to	—%	(7.99)%	to	(5.93)%
2017	2,552,501	$27.599807	to	$29.331498	$47,720,881	0.50%	to	2.80%	—%	to	—%	18.05%	to	20.70%
Franklin Small Cap Value VIP Fund
2021	407,004	$37.220000	to	$45.706594	$10,400,399	0.30%	to	2.75%	1.02%	to	1.23%	21.97%	to	24.80%
2020	439,880	$30.516310	to	$36.624803	$9,162,535	0.30%	to	2.75%	—%	to	1.45%	2.34%	to	4.82%
2019	463,554	$29.819901	to	$34.215823	$9,329,485	0.50%	to	2.75%	0.94%	to	1.05%	22.92%	to	25.60%
2018	546,663	$24.259372	to	$27.764714	$8,848,698	0.30%	to	2.75%	—%	to	0.76%	(15.24)%	to	(13.27)%
2017	644,831	$28.621801	to	$32.012289	$12,167,564	0.30%	to	2.75%	—%	to	0.52%	7.65%	to	10.23%
Franklin Strategic Income VIP Fund
2021	3,165,746	$15.595629	to	$16.951255	$65,430,846	0.50%	to	2.75%	3.19%	to	3.44%	(0.49)%	to	1.55%
2020	3,379,227	$15.672577	to	$16.692945	$69,892,571	0.50%	to	2.75%	4.40%	to	5.16%	0.94%	to	2.83%
2019	3,715,244	$15.526646	to	$16.233619	$75,407,009	0.50%	to	2.75%	5.43%	to	5.78%	5.47%	to	7.40%
2018	4,326,888	$14.647895	to	$15.115649	$82,090,246	0.50%	to	2.80%	2.49%	to	2.85%	(4.62)%	to	(2.72)%
2017	5,125,664	$15.357547	to	$15.538835	$100,756,200	0.50%	to	2.80%	2.70%	to	3.01%	1.85%	to	3.94%
Franklin Mutual Shares VIP Fund
2021	4,718,874	$23.547457	to	$29.800088	$126,121,776	0.30%	to	2.80%	1.21%	to	2.88%	15.88%	to	18.71%
2020	5,476,098	$20.320731	to	$25.104208	$124,666,556	0.30%	to	2.80%	—%	to	2.98%	(7.67)%	to	(5.45)%
2019	6,034,567	$22.008085	to	$26.000539	$147,740,874	0.50%	to	2.80%	1.51%	to	2.62%	19.19%	to	21.83%
2018	7,043,451	$18.464947	to	$21.751800	$143,040,128	0.30%	to	2.80%	—%	to	2.62%	(11.58)%	to	(9.43)%
2017	8,326,615	$20.882885	to	$24.016641	$189,034,255	0.30%	to	2.80%	—%	to	2.27%	5.36%	to	7.93%
Templeton Developing Markets VIP Fund
2021	472,661	$20.595662	to	$36.522127	$11,812,092	0.85%	to	2.75%	1.03%	to	1.08%	(8.07)%	to	(6.31)%
2020	515,991	$22.404484	to	$38.981630	$13,796,127	0.85%	to	2.75%	4.09%	to	4.37%	14.20%	to	16.39%
2019	585,377	$19.618264	to	$33.491115	$13,484,769	0.85%	to	2.75%	1.25%	to	1.28%	23.48%	to	25.84%
2018	682,583	$15.888264	to	$26.613105	$12,628,901	0.85%	to	2.75%	1.13%	to	1.13%	(17.74)%	to	(16.16)%
2017	819,480	$19.314424	to	$31.742262	$18,327,910	0.85%	to	2.75%	1.11%	to	1.22%	36.84%	to	39.46%
Templeton Foreign VIP Fund
2021	3,166,504	$14.706199	to	$17.126068	$43,497,988	0.30%	to	2.75%	—%	to	1.76%	1.33%	to	3.79%
2020	3,601,070	$14.512639	to	$16.500981	$48,335,905	0.30%	to	2.75%	—%	to	3.76%	(3.84)%	to	(1.63)%
2019	3,593,494	$15.092142	to	$16.775065	$49,557,327	0.30%	to	2.75%	—%	to	1.69%	9.48%	to	12.16%
2018	3,879,338	$13.785709	to	$14.956769	$48,366,811	0.30%	to	2.75%	—%	to	2.67%	(17.74)%	to	(15.79)%
2017	4,214,224	$16.758176	to	$17.761339	$63,148,606	0.30%	to	2.75%	—%	to	2.59%	13.53%	to	16.27%
Templeton Growth VIP Fund
2021	3,320,200	$19.662894	to	$24.039915	$61,477,044	0.30%	to	2.80%	—%	to	1.09%	1.98%	to	4.53%
2020	3,733,562	$19.281926	to	$22.474536	$67,260,246	0.50%	to	2.80%	2.90%	to	3.00%	2.88%	to	5.13%
2019	4,405,908	$18.846815	to	$21.378475	$76,144,110	0.50%	to	2.75%	2.77%	to	2.89%	12.03%	to	14.39%
2018	5,113,607	$16.822841	to	$18.688430	$78,065,371	0.50%	to	2.75%	1.83%	to	1.84%	(17.16)%	to	(15.31)%
2017	6,013,942	$20.307880	to	$22.065681	$109,641,328	0.50%	to	2.75%	1.44%	to	1.64%	15.29%	to	17.79%
Franklin Mutual Global Discovery VIP Fund
2021	1,117,521	$21.306071	to	$26.501293	$36,339,425	0.30%	to	2.80%	—%	to	2.67%	15.84%	to	18.62%
2020	1,289,446	$18.392654	to	$22.340643	$35,992,426	0.30%	to	2.80%	1.38%	to	2.36%	(7.10)%	to	(4.83)%
2019	1,449,033	$19.798818	to	$22.985609	$43,570,706	0.50%	to	2.80%	1.34%	to	3.00%	20.93%	to	23.66%
2018	1,718,937	$16.371480	to	$18.944755	$42,430,560	0.30%	to	2.80%	—%	to	1.73%	(13.67)%	to	(11.57)%
2017	2,026,252	$18.963990	to	$21.062852	$57,709,185	0.50%	to	2.80%	1.68%	to	1.79%	5.60%	to	7.96%
Franklin DynaTech VIP Fund+
2021	337,428	$47.876154	to	$58.993072	$14,062,409	0.50%	to	2.80%	—%	to	—%	12.94%	to	15.51%
2020	402,782	$42.391561	to	$51.073075	$14,732,220	0.50%	to	2.80%	—%	to	—%	40.89%	to	43.99%
2019	451,210	$30.088821	to	$35.470329	$11,596,294	0.50%	to	2.80%	—%	to	—%	27.54%	to	30.37%
2018	535,563	$23.591030	to	$27.207007	$10,704,620	0.50%	to	2.80%	—%	to	—%	0.29%	to	2.58%
2017	558,501	$23.630633	to	$26.522361	$10,970,274	0.50%	to	2.75%	—%	to	—%	23.50%	to	26.15%

Templeton Global Bond VIP Fund
2021	634,441	$11.155316	to	$13.015257	$7,638,740	0.50%	to	2.70%	—%	to	—%	(7.54)%	to	(5.48)%
2020	617,844	$12.065266	to	$13.770500	$7,941,774	0.50%	to	2.70%	6.02%	to	7.31%	(7.87)%	to	(5.82)%
2019	614,657	$13.096391	to	$14.621949	$8,477,945	0.50%	to	2.70%	6.81%	to	7.87%	(0.86)%	to	1.35%
2018	718,825	$13.209580	to	$14.427373	$9,893,086	0.50%	to	2.70%	—%	to	—%	(0.82)%	to	1.39%
2017	853,837	$13.318597	to	$14.229796	$11,731,550	0.50%	to	2.70%	—%	to	—%	(0.95)%	to	1.25%
Hartford Balanced HLS Fund
2021	2,471,841	$25.982300	to	$29.667261	$11,845,399	1.25%	to	2.75%	0.73%	to	0.98%	16.13%	to	18.16%
2020	2,659,248	$21.989439	to	$25.545702	$10,867,124	1.25%	to	2.75%	1.41%	to	1.71%	8.33%	to	10.23%
2019	2,860,296	$19.948771	to	$23.581242	$10,869,114	1.25%	to	2.75%	1.62%	to	1.93%	19.15%	to	21.27%
2018	3,230,890	$17.178279	to	$19.790765	$10,103,472	0.85%	to	2.75%	—%	to	1.63%	(8.06)%	to	(6.04)%
2017	3,851,653	$18.283142	to	$21.526102	$13,086,763	0.85%	to	2.75%	0.80%	to	2.05%	12.17%	to	14.61%
Hartford Total Return Bond HLS Fund
2021	11,754,483	$13.264494	to	$14.593967	$81,461,412	0.30%	to	2.80%	—%	to	2.20%	(3.91)%	to	(1.48)%
2020	12,147,376	$13.804464	to	$14.812980	$84,253,649	0.30%	to	2.80%	—%	to	3.46%	5.71%	to	8.38%
2019	12,743,250	$13.059352	to	$15.793290	$81,197,075	0.50%	to	2.80%	3.58%	to	3.85%	7.27%	to	10.10%
2018	14,815,301	$12.173989	to	$14.344597	$90,020,683	0.50%	to	2.80%	3.70%	to	3.94%	(3.65)%	to	(1.30)%
2017	16,817,785	$12.634875	to	$14.533811	$105,310,772	0.50%	to	2.80%	2.72%	to	2.84%	1.91%	to	4.63%
Hartford Capital Appreciation HLS Fund
2021	5,616,390	$41.464571	to	$48.055646	$88,697,814	0.50%	to	2.80%	0.19%	to	0.48%	11.29%	to	14.19%
2020	6,295,844	$37.257360	to	$42.084285	$89,159,752	0.50%	to	2.80%	0.70%	to	0.83%	18.27%	to	21.31%
2019	7,495,945	$31.503143	to	$34.692391	$90,325,910	0.50%	to	2.80%	0.93%	to	1.15%	27.34%	to	30.63%
2018	8,717,111	$24.738975	to	$26.558553	$82,396,865	0.50%	to	2.80%	0.65%	to	0.89%	(9.74)%	to	(7.42)%
2017	10,221,718	$27.410023	to	$28.687355	$106,852,678	0.50%	to	2.80%	0.84%	to	1.07%	18.45%	to	21.53%
Hartford Dividend and Growth HLS Fund
2021	4,043,052	$39.172812	to	$51.546759	$66,983,656	0.50%	to	2.80%	0.96%	to	1.29%	28.04%	to	31.34%
2020	4,717,268	$30.593568	to	$39.247339	$62,744,068	0.50%	to	2.80%	1.65%	to	1.70%	4.48%	to	7.23%

2019	5,256,631	$29.281629	to	$36.600599	$66,122,230	0.50%	to	2.80%	1.64%	to	1.87%	24.76%	to	27.96%
2018	6,212,201	$23.470328	to	$28.602526	$61,000,685	0.50%	to	2.80%	1.61%	to	1.86%	(8.17)%	to	(5.79)%
2017	7,208,288	$25.558708	to	$30.360968	$78,574,776	0.50%	to	2.80%	1.35%	to	1.61%	14.85%	to	17.77%
Hartford Healthcare HLS Fund
2021	6,715	$9.657410	to	$9.657410	$64,855	1.40%	to	1.40%	—%	to	—%	8.23%	to	8.23%
2020	10,382	$8.922857	to	$8.922857	$92,637	1.40%	to	1.40%	0.31%	to	0.31%	21.08%	to	21.08%
2019	10,494	$7.369428	to	$7.369428	$77,338	1.40%	to	1.40%	—%	to	—%	31.82%	to	31.82%
2018	10,592	$5.590363	to	$5.590363	$59,211	1.40%	to	1.40%	—%	to	—%	(4.31)%	to	(4.31)%
2017	13,766	$5.500146	to	$5.842235	$80,423	1.40%	to	1.75%	—%	to	—%	19.85%	to	20.27%
Hartford Disciplined Equity HLS Fund
2021	1,047,162	$52.609743	to	$64.686424	$32,403,100	0.50%	to	2.75%	—%	to	0.57%	22.11%	to	24.89%
2020	1,263,778	$43.082464	to	$51.794321	$32,277,071	0.50%	to	2.75%	0.30%	to	1.05%	14.84%	to	17.45%
2019	383,311	$25.186511	to	$44.098165	$9,591,064	0.50%	to	2.45%	0.69%	to	0.84%	30.88%	to	33.45%
2018	455,844	$28.896195	to	$33.044016	$8,834,421	0.50%	to	2.70%	—%	to	0.19%	(4.60)%	to	(2.48)%
2017	600,755	$30.291087	to	$33.884927	$11,973,068	0.50%	to	2.70%	0.97%	to	1.54%	18.67%	to	21.31%
Hartford International Opportunities HLS Fund
2021	722,378	$23.028790	to	$27.706532	$5,854,587	0.50%	to	2.75%	0.73%	to	1.02%	4.66%	to	7.28%
2020	806,161	$22.004357	to	$25.826368	$6,151,630	0.50%	to	2.75%	1.64%	to	1.95%	16.83%	to	19.85%
2019	897,011	$18.834632	to	$21.549247	$5,894,481	0.50%	to	2.75%	1.56%	to	1.93%	22.72%	to	25.80%
2018	993,845	$15.347309	to	$17.130353	$5,387,498	0.50%	to	2.75%	1.64%	to	1.90%	(21.16)%	to	(19.15)%
2017	1,099,728	$19.466539	to	$21.188012	$7,377,364	0.50%	to	2.75%	1.16%	to	1.49%	21.61%	to	24.63%
Hartford MidCap HLS Fund
2021	188,544	$12.704329	to	$13.088427	$2,546,101	0.85%	to	2.75%	—%	to	—%	6.65%	to	8.98%
2020	200,893	$11.912631	to	$12.010227	$2,530,448	0.85%	to	2.75%	—%	to	0.05%	19.13%	to	20.10%
2019	61,227	$11.537710	to	$11.537710	$706,416	1.40%	to	1.40%	—%	to	—%	30.65%	to	30.65%
2018	65,626	$8.830832	to	$8.830832	$579,538	1.40%	to	1.40%	—%	to	—%	(8.93)%	to	(8.93)%
2017	83,625	$9.696947	to	$9.696947	$810,909	1.40%	to	1.40%	—%	to	—%	22.44%	to	22.44%
Hartford Ultrashort Bond HLS Fund
2021	31,690,959	$7.343949	to	$10.247895	$37,850,596	0.30%	to	2.80%	—%	to	0.72%	(3.21)%	to	(0.76)%
2020	33,991,017	$7.587488	to	$10.326324	$41,061,752	0.30%	to	2.80%	2.01%	to	2.51%	(1.53)%	to	0.97%
2019	35,958,151	$7.705137	to	$10.227567	$40,209,037	0.30%	to	2.80%	1.63%	to	1.67%	(0.29)%	to	2.24%
2018	40,415,942	$7.727460	to	$10.003964	$44,150,314	0.30%	to	2.80%	0.87%	to	0.92%	(1.52)%	to	0.97%
2017	45,072,107	$7.847083	to	$9.907999	$49,071,410	0.30%	to	2.80%	0.51%	to	0.55%	(1.98)%	to	0.50%
Hartford Small Company HLS Fund
2021	378,114	$47.804058	to	$60.705049	$3,445,739	0.50%	to	2.80%	—%	to	—%	(1.50)%	to	1.05%
2020	404,700	$40.427736	to	$48.530009	$3,535,784	0.85%	to	2.80%	—%	to	—%	50.76%	to	54.20%
2019	460,241	$32.191209	to	$38.820600	$2,668,198	0.50%	to	2.80%	—%	to	—%	33.00%	to	36.31%
2018	525,415	$24.204101	to	$28.478787	$2,223,242	0.50%	to	2.80%	—%	to	—%	(7.15)%	to	(4.71)%
2017	612,130	$26.067689	to	$29.886392	$2,768,606	0.50%	to	2.80%	—%	to	—%	22.57%	to	25.73%
Hartford SmallCap Growth HLS Fund
2021	55,509	$44.238413	to	$56.385620	$1,548,670	1.25%	to	2.70%	—%	to	—%	1.25%	to	2.73%
2020	61,081	$43.064752	to	$55.691814	$1,739,520	1.25%	to	2.70%	—%	to	—%	29.65%	to	31.54%
2019	61,844	$32.738182	to	$42.955144	$1,348,558	1.25%	to	2.70%	—%	to	—%	32.20%	to	34.13%
2018	71,806	$24.408201	to	$32.493141	$1,249,301	1.25%	to	2.70%	—%	to	—%	(14.05)%	to	(12.80)%
2017	75,199	$24.873776	to	$27.990034	$1,537,864	1.25%	to	2.45%	0.04%	to	0.04%	17.17%	to	18.58%
Hartford Stock HLS Fund
2021	1,879,789	$36.963454	to	$45.922121	$7,330,361	0.85%	to	2.75%	0.92%	to	1.39%	21.29%	to	23.92%

2020	1,994,989	$29.827801	to	$37.862682	$6,221,722	0.85%	to	2.75%	1.43%	to	1.73%	8.76%	to	11.13%
2019	2,223,894	$26.840834	to	$34.813408	$6,414,508	0.85%	to	2.75%	1.39%	to	1.70%	27.34%	to	30.11%
2018	2,505,854	$20.629307	to	$27.339013	$5,735,937	0.85%	to	2.75%	1.29%	to	1.60%	(3.09)%	to	(0.99)%
2017	2,969,751	$20.835266	to	$28.209319	$6,984,049	0.85%	to	2.75%	1.52%	to	1.86%	16.30%	to	18.83%
Rational Trend Aggregation VA Fund+
2021	—	$19.490206	to	$24.993763	$—	0.50%	to	2.50%	0.54%	to	0.59%	10.67%	to	12.85%
2020	442,170	$17.610333	to	$22.147061	$2,307,859	0.50%	to	2.50%	0.61%	to	0.64%	(1.30)%	to	0.69%
2019	483,719	$19.532184	to	$21.994595	$2,474,112	0.50%	to	2.75%	—%	to	2.19%	4.39%	to	6.76%
2018	553,100	$18.711256	to	$20.601555	$2,605,286	0.50%	to	2.75%	3.71%	to	4.00%	(7.16)%	to	(5.05)%
2017	654,916	$20.154101	to	$21.696327	$3,403,369	0.50%	to	2.75%	3.36%	to	3.38%	(4.26)%	to	(2.08)%
Rational Insider Buying VA Fund+
2021	—	$2.492476	to	$36.360793	$—	0.50%	to	2.50%	—%	to	—%	(4.21)%	to	(2.32)%
2020	815,976	$2.601929	to	$37.224402	$2,848,146	0.50%	to	2.50%	—%	to	—%	11.32%	to	13.57%
2019	897,797	$2.337368	to	$32.777444	$2,819,126	0.50%	to	2.50%	—%	to	—%	20.94%	to	23.38%
2018	984,608	$1.932603	to	$26.565284	$2,541,085	0.50%	to	2.50%	0.62%	to	0.69%	(9.47)%	to	(7.64)%
2017	1,186,020	$2.134848	to	$28.763884	$3,494,538	0.50%	to	2.50%	0.54%	to	0.56%	14.62%	to	16.93%
Lord Abbett Series Fund - Fundamental Equity Portfolio
2021	17,044	$26.897366	to	$34.073020	$564,225	0.50%	to	1.45%	0.80%	to	0.82%	25.48%	to	26.68%
2020	23,385	$21.435305	to	$26.897280	$606,555	0.50%	to	1.45%	0.89%	to	0.98%	0.31%	to	1.27%
2019	31,229	$21.369380	to	$26.561027	$782,705	0.50%	to	1.45%	0.99%	to	1.12%	19.77%	to	20.91%
2018	55,923	$17.842358	to	$21.967697	$1,163,402	0.50%	to	1.45%	1.40%	to	1.51%	(9.48)%	to	(8.61)%
2017	60,492	$19.639304	to	$24.038372	$1,385,575	0.50%	to	1.50%	—%	to	1.04%	10.90%	to	12.01%
Lord Abbett Series Fund - Dividend Growth Portfolio
2021	76,319	$35.771743	to	$40.709420	$2,644,629	1.25%	to	2.40%	0.69%	to	0.73%	22.64%	to	24.06%
2020	86,706	$28.833806	to	$33.192977	$2,431,597	1.25%	to	2.40%	0.86%	to	0.94%	12.68%	to	13.98%
2019	115,080	$25.296771	to	$29.457917	$2,839,270	1.25%	to	2.40%	1.54%	to	1.73%	23.45%	to	24.88%
2018	138,237	$21.153997	to	$23.150651	$2,725,654	0.85%	to	2.70%	—%	to	—%	(7.21)%	to	(5.48)%
2017	145,762	$22.380222	to	$24.950037	$3,061,894	0.85%	to	2.70%	0.39%	to	0.43%	15.95%	to	18.12%
Lord Abbett Series Fund - Bond Debenture Portfolio
2021	372,159	$21.499943	to	$22.170753	$7,445,354	0.50%	to	2.70%	2.99%	to	3.04%	0.53%	to	2.76%
2020	382,840	$21.387305	to	$21.574761	$7,536,722	0.50%	to	2.70%	3.78%	to	4.48%	4.45%	to	6.77%
2019	402,768	$20.206957	to	$20.476753	$7,503,126	0.50%	to	2.70%	3.66%	to	3.80%	10.34%	to	12.79%
2018	458,967	$17.915732	to	$18.558562	$7,658,781	0.50%	to	2.70%	3.95%	to	4.27%	(6.58)%	to	(4.50)%
2017	549,121	$18.759450	to	$19.864893	$9,682,291	0.50%	to	2.70%	3.04%	to	4.10%	6.30%	to	8.67%
Lord Abbett Series Fund - Growth and Income Portfolio
2021	60,643	$24.308435	to	$31.301026	$1,429,402	1.25%	to	2.40%	1.04%	to	1.07%	25.96%	to	27.42%
2020	64,914	$19.077676	to	$24.849461	$1,198,609	1.25%	to	2.40%	1.59%	to	1.76%	0.26%	to	1.42%
2019	68,454	$18.810265	to	$24.784516	$1,256,255	1.25%	to	2.40%	1.41%	to	1.69%	19.59%	to	20.97%
2018	80,263	$20.724317	to	$21.464992	$1,223,586	0.50%	to	2.40%	—%	to	1.39%	(10.32)%	to	(8.60)%
2017	93,217	$23.110049	to	$23.485274	$1,576,087	0.50%	to	2.40%	1.37%	to	1.38%	10.69%	to	12.82%
MFS® Growth Series
2021	716,627	$65.012733	to	$75.873965	$27,821,741	0.50%	to	2.80%	—%	to	—%	20.12%	to	22.62%
2020	846,787	$54.121821	to	$61.875988	$27,262,576	0.50%	to	2.80%	—%	to	—%	28.22%	to	30.88%
2019	1,039,287	$42.210773	to	$47.276922	$25,902,364	0.50%	to	2.80%	—%	to	—%	34.34%	to	37.09%
2018	1,349,898	$31.421847	to	$34.485795	$25,065,303	0.50%	to	2.80%	—%	to	0.09%	(0.17)%	to	1.90%
2017	1,533,512	$31.474515	to	$34.422833	$28,375,046	0.30%	to	2.80%	—%	to	0.10%	27.78%	to	30.69%

MFS® Global Equity Series
2021	113,870	$35.572977	to	$50.361007	$4,335,562	0.85%	to	2.70%	0.62%	to	0.64%	14.09%	to	16.22%
2020	127,282	$31.180053	to	$43.333033	$4,228,819	0.85%	to	2.70%	0.94%	to	1.18%	10.27%	to	12.33%
2019	143,688	$28.276158	to	$38.576897	$4,257,184	0.85%	to	2.70%	1.07%	to	1.09%	27.09%	to	29.46%
2018	167,511	$22.248543	to	$29.797244	$3,884,571	0.85%	to	2.70%	0.78%	to	0.93%	(12.15)%	to	(10.51)%
2017	199,279	$25.325223	to	$33.295481	$5,247,444	0.85%	to	2.70%	0.81%	to	0.82%	20.77%	to	23.02%
MFS® Investors Trust Series
2021	1,320,430	$41.234188	to	$42.390914	$42,524,345	0.95%	to	2.80%	0.60%	to	0.61%	23.31%	to	25.61%
2020	1,591,266	$27.285498	to	$33.438558	$41,084,911	1.25%	to	2.80%	0.43%	to	0.63%	10.72%	to	12.19%
2019	1,799,987	$24.321045	to	$30.199846	$41,612,666	1.25%	to	2.80%	0.49%	to	0.68%	27.95%	to	29.62%
2018	2,130,444	$18.968143	to	$23.603351	$38,137,214	1.15%	to	2.80%	0.44%	to	0.64%	(8.10)%	to	(6.79)%
2017	2,583,712	$20.349036	to	$25.683454	$49,741,630	1.15%	to	2.80%	0.54%	to	0.72%	19.94%	to	21.62%
MFS® Mid Cap Growth Series
2021	889,798	$26.627414	to	$65.132381	$20,052,760	0.85%	to	2.80%	—%	to	—%	10.96%	to	13.15%
2020	1,035,201	$23.533536	to	$59.054337	$20,839,863	0.85%	to	2.75%	—%	to	—%	32.78%	to	35.33%
2019	1,282,549	$17.390355	to	$44.475488	$19,290,225	0.85%	to	2.75%	—%	to	—%	34.90%	to	37.49%
2018	1,259,139	$12.648609	to	$32.968847	$14,042,057	0.85%	to	2.75%	—%	to	—%	(1.51)%	to	0.38%
2017	1,343,451	$12.601001	to	$33.475229	$15,121,769	0.85%	to	2.75%	0.12%	to	0.12%	23.55%	to	25.92%
MFS® New Discovery Series
2021	591,091	$35.878355	to	$68.237219	$29,176,417	0.65%	to	2.80%	—%	to	—%	(1.01)%	to	0.91%
2020	702,069	$35.553185	to	$68.934908	$34,410,603	0.65%	to	2.80%	—%	to	—%	41.86%	to	44.64%
2019	869,411	$24.580273	to	$48.592365	$29,729,469	0.65%	to	2.80%	—%	to	—%	37.79%	to	40.36%
2018	1,032,226	$17.512382	to	$35.265658	$25,121,157	0.65%	to	2.80%	—%	to	—%	(4.20)%	to	(2.35)%
2017	1,236,454	$17.934518	to	$36.811059	$31,095,608	0.65%	to	2.80%	—%	to	—%	23.16%	to	25.51%
MFS® Total Return Series
2021	4,046,288	$23.746451	to	$28.815788	$114,428,201	0.50%	to	2.75%	1.62%	to	1.64%	11.02%	to	13.27%
2020	4,622,166	$21.389078	to	$25.440330	$116,231,983	0.50%	to	2.75%	0.50%	to	2.31%	6.83%	to	8.97%
2019	5,233,066	$20.020743	to	$23.346161	$121,775,278	0.50%	to	2.75%	1.96%	to	2.36%	17.12%	to	19.52%
2018	5,995,011	$17.094302	to	$19.533646	$118,370,706	0.50%	to	2.75%	2.00%	to	2.19%	(8.17)%	to	(6.34)%
2017	6,864,595	$18.615767	to	$20.856045	$146,002,086	0.50%	to	2.75%	2.18%	to	2.38%	9.25%	to	11.47%
MFS® Value Series
2021	1,214,070	$34.678532	to	$43.210412	$47,669,731	0.30%	to	2.80%	0.62%	to	1.32%	21.99%	to	24.78%
2020	1,459,021	$28.427263	to	$34.628548	$46,304,868	0.30%	to	2.80%	—%	to	1.62%	0.62%	to	2.91%
2019	1,549,300	$28.253107	to	$32.949434	$48,293,123	0.50%	to	2.80%	1.75%	to	2.13%	26.22%	to	28.86%
2018	1,889,807	$22.384386	to	$25.569995	$46,149,247	0.50%	to	2.80%	1.30%	to	1.58%	(12.57)%	to	(10.80)%
2017	2,233,173	$25.602921	to	$29.158588	$61,806,760	0.30%	to	2.80%	—%	to	1.92%	14.40%	to	17.00%
MFS® Total Return Bond Series
2021	3,631,325	$13.629638	to	$16.168630	$55,971,383	0.50%	to	2.80%	2.55%	to	2.73%	(3.55)%	to	(1.56)%
2020	3,727,026	$14.131653	to	$16.425026	$58,868,227	0.50%	to	2.80%	3.21%	to	3.45%	5.47%	to	7.63%
2019	4,023,444	$13.398268	to	$15.260070	$59,715,066	0.50%	to	2.80%	2.35%	to	3.48%	7.16%	to	9.37%
2018	4,542,725	$12.502604	to	$13.952486	$62,099,288	0.50%	to	2.80%	2.94%	to	3.30%	(3.82)%	to	(1.82)%
2017	5,299,312	$12.998837	to	$14.211206	$74,483,025	0.50%	to	2.80%	2.95%	to	3.37%	1.57%	to	3.66%
MFS® Research Series
2021	107,986	$46.080579	to	$47.916199	$4,385,940	0.85%	to	2.75%	0.54%	to	0.55%	21.42%	to	23.75%
2020	117,930	$37.951847	to	$38.721351	$3,925,925	0.85%	to	2.75%	0.72%	to	0.73%	13.43%	to	15.61%
2019	135,064	$33.458059	to	$33.494040	$3,924,633	0.85%	to	2.75%	0.78%	to	0.79%	29.34%	to	31.82%
2018	140,943	$25.408533	to	$25.867939	$3,137,820	0.85%	to	2.75%	0.69%	to	0.70%	(6.96)%	to	(5.18)%

2017	173,623	$26.796181	to	$27.804362	$4,116,069	0.85%	to	2.75%	1.35%	to	1.36%	20.02%	to	22.32%
MFS® High Yield Portfolio
2021	1,593,745	$12.054708	to	$14.230920	$20,862,935	0.85%	to	2.80%	4.94%	to	4.96%	0.63%	to	2.61%
2020	1,659,418	$11.979282	to	$13.868809	$21,424,100	0.85%	to	2.80%	5.62%	to	5.64%	2.19%	to	4.20%
2019	1,903,973	$11.723106	to	$13.310228	$23,817,976	0.85%	to	2.80%	5.72%	to	5.73%	11.64%	to	13.84%
2018	2,169,225	$10.500893	to	$11.692453	$24,065,291	0.85%	to	2.80%	5.64%	to	5.64%	(5.76)%	to	(3.90)%
2017	2,511,844	$11.142162	to	$12.166841	$29,269,488	0.85%	to	2.80%	6.10%	to	6.46%	3.74%	to	5.78%
BlackRock Managed Volatility V.I. Fund
2021	2,048,138	$10.050212	to	$10.528032	$21,208,967	0.30%	to	1.50%	0.68%	to	0.68%	(0.97)%	to	0.23%
2020	2,137,156	$10.148217	to	$10.503914	$22,178,204	0.30%	to	1.50%	3.68%	to	3.80%	1.71%	to	2.94%
2019	2,379,149	$9.977691	to	$10.204233	$24,088,424	0.30%	to	1.50%	3.16%	to	3.28%	0.33%	to	1.54%
2018♦	2,667,511	$9.944640	to	$10.049156	$26,709,637	0.30%	to	1.50%	1.51%	to	1.54%	(0.55)%	to	0.49%
BlackRock Global Allocation V.I. Fund
2021	2,980	$18.678271	to	$18.945652	$55,659	0.50%	to	0.75%	0.83%	to	0.83%	5.62%	to	5.88%
2020	2,918	$17.684316	to	$17.892685	$51,552	0.50%	to	0.75%	1.33%	to	1.33%	19.81%	to	20.11%
2019	2,963	$14.760724	to	$14.897373	$43,648	0.50%	to	0.75%	0.43%	to	0.62%	16.88%	to	17.17%
2018	16,962	$12.629451	to	$12.714556	$213,803	0.50%	to	0.75%	0.87%	to	0.87%	(8.27)%	to	(8.04)%
2017	17,028	$13.767961	to	$13.826114	$233,834	0.50%	to	0.75%	1.27%	to	1.29%	12.86%	to	13.14%
BlackRock S&P 500 Index V.I. Fund
2021	193,071	$17.414069	to	$18.206649	$3,458,804	0.30%	to	1.45%	1.02%	to	1.02%	26.39%	to	27.85%
2020	243,107	$13.778283	to	$14.240813	$3,421,627	0.30%	to	1.45%	1.48%	to	1.50%	16.23%	to	17.57%
2019	311,223	$11.854609	to	$12.112500	$3,742,173	0.30%	to	1.45%	1.86%	to	1.88%	29.09%	to	30.58%
2018♦	408,928	$9.183495	to	$9.276028	$3,780,185	0.30%	to	1.45%	0.36%	to	0.88%	(8.17)%	to	(7.24)%
BlackRock Large Cap Focus Growth V.I. Fund
2021	11,110	$42.668311	to	$48.668843	$545,196	1.75%	to	2.15%	—%	to	—%	15.58%	to	16.04%
2020	12,257	$36.770571	to	$42.109765	$519,637	1.75%	to	2.15%	—%	to	—%	40.69%	to	41.25%
2019	12,257	$26.032122	to	$41.386696	$369,102	1.75%	to	2.45%	—%	to	—%	29.49%	to	30.40%
2018	13,420	$19.963519	to	$31.961560	$321,178	1.75%	to	2.45%	—%	to	—%	0.52%	to	1.23%
2017	15,345	$19.721825	to	$31.796548	$363,831	1.75%	to	2.45%	0.02%	to	0.04%	26.42%	to	27.31%
BlackRock Equity Dividend V.I. Fund
2021	17,230	$26.402973	to	$29.287454	$494,923	0.50%	to	1.45%	1.28%	to	1.28%	18.57%	to	19.70%
2020	20,687	$22.268401	to	$24.467754	$497,388	0.50%	to	1.45%	2.02%	to	2.03%	2.08%	to	3.05%
2019	21,419	$21.814802	to	$23.742678	$500,702	0.50%	to	1.45%	1.81%	to	1.81%	25.63%	to	26.82%
2018	32,880	$17.364852	to	$18.720835	$608,215	0.50%	to	1.45%	1.68%	to	1.73%	(8.75)%	to	(7.88)%
2017	34,579	$19.029838	to	$20.321731	$695,324	0.50%	to	1.45%	1.45%	to	1.55%	14.81%	to	15.91%
Morgan Stanley VIF Core Plus Fixed Income Portfolio
2021	353	$12.327855	to	$12.327855	$4,354	1.70%	to	1.70%	2.62%	to	2.62%	(2.21)%	to	(2.21)%
2020	385	$12.606666	to	$12.606666	$4,856	1.70%	to	1.70%	2.62%	to	2.62%	5.74%	to	5.74%
2019	418	$11.922847	to	$11.922847	$4,990	1.70%	to	1.70%	0.88%	to	0.88%	8.75%	to	8.75%
2018	3,928	$10.963905	to	$10.963905	$43,069	1.70%	to	1.70%	2.31%	to	2.31%	(2.58)%	to	(2.58)%
2017	3,989	$11.254344	to	$11.254344	$44,894	1.70%	to	1.70%	2.91%	to	2.91%	4.11%	to	4.11%
Morgan Stanley VIF Growth Portfolio
2021	5,546	$53.071400	to	$59.783461	$305,096	1.35%	to	2.75%	—%	to	—%	(2.86)%	to	(1.49)%
2020	6,129	$54.631252	to	$60.685679	$346,829	1.35%	to	2.75%	—%	to	—%	110.89%	to	113.86%
2019	7,437	$25.904504	to	$28.376220	$199,204	1.35%	to	2.75%	—%	to	—%	27.91%	to	29.71%
2018	8,112	$20.252770	to	$21.877160	$169,019	1.35%	to	2.75%	—%	to	—%	4.39%	to	5.86%
2017	13,935	$19.401823	to	$20.666424	$280,826	1.35%	to	2.75%	—%	to	—%	38.95%	to	40.91%

Morgan Stanley VIF Discovery Portfolio
2021	27,563	$63.422663	to	$87.357673	$1,608,993	0.85%	to	2.70%	—%	to	—%	(13.56)%	to	(11.95)%
2020	33,408	$72.026905	to	$101.061146	$2,229,392	0.85%	to	2.70%	—%	to	—%	145.35%	to	149.91%
2019	54,855	$28.820599	to	$41.191212	$1,470,377	0.85%	to	2.70%	—%	to	—%	36.24%	to	38.78%
2018	70,508	$20.766699	to	$30.233586	$1,368,170	0.85%	to	2.70%	—%	to	—%	7.58%	to	9.59%
2017	83,954	$18.949179	to	$28.102860	$1,503,552	0.85%	to	2.70%	—%	to	—%	34.91%	to	37.43%
Invesco V.I. American Value Fund+
2021	1,261,784	$11.548300	to	$26.765010	$15,354,594	0.85%	to	2.80%	0.23%	to	0.43%	15.48%	to	26.55%
2020	62,527	$17.226208	to	$21.150556	$1,238,222	0.85%	to	2.45%	0.65%	to	0.68%	(1.58)%	to	—%
2019	55,563	$17.503412	to	$21.149754	$1,107,422	0.85%	to	2.45%	0.42%	to	0.42%	21.70%	to	23.66%
2018	52,230	$14.382978	to	$17.103787	$851,161	0.85%	to	2.45%	0.19%	to	0.20%	(14.98)%	to	(13.60)%
2017	57,869	$16.916529	to	$19.797010	$1,098,112	0.85%	to	2.45%	0.55%	to	0.60%	7.03%	to	8.75%
BlackRock Capital Appreciation V.I. Fund
2021	7,826	$41.049079	to	$45.533466	$349,141	0.50%	to	1.45%	—%	to	—%	19.15%	to	20.29%
2020	9,699	$34.451234	to	$37.853614	$360,516	0.50%	to	1.45%	—%	to	—%	39.48%	to	40.81%
2019	13,349	$24.699361	to	$26.882304	$353,068	0.50%	to	1.45%	—%	to	—%	29.66%	to	30.89%
2018	22,896	$19.050058	to	$20.537687	$473,661	0.50%	to	1.45%	—%	to	—%	0.66%	to	1.62%
2017	26,551	$18.925560	to	$20.210434	$539,619	0.50%	to	1.45%	—%	to	—%	31.03%	to	32.28%
Columbia Variable Portfolio - Dividend Opportunity Fund
2021	318,429	$19.465983	to	$21.889222	$6,667,416	1.70%	to	2.80%	—%	to	—%	22.68%	to	24.04%
2020	368,841	$15.867280	to	$17.647469	$6,246,855	1.70%	to	2.80%	—%	to	—%	(1.64)%	to	(0.56)%
2019	375,913	$16.132372	to	$17.746052	$6,431,800	1.70%	to	2.80%	—%	to	—%	20.65%	to	21.98%
2018	418,079	$13.371688	to	$14.548520	$5,878,021	1.70%	to	2.80%	—%	to	—%	(8.34)%	to	(7.32)%
2017	474,696	$14.587562	to	$15.697718	$7,236,021	1.70%	to	2.80%	—%	to	—%	11.22%	to	12.45%
Columbia Variable Portfolio - Income Opportunities Fund
2021	364,257	$12.178560	to	$13.413425	$4,717,097	1.70%	to	2.80%	9.12%	to	9.25%	1.61%	to	2.74%
2020	383,937	$11.985355	to	$13.056240	$4,858,372	1.70%	to	2.80%	4.74%	to	4.82%	2.97%	to	4.11%
2019	409,472	$11.639297	to	$12.540566	$5,000,820	1.70%	to	2.80%	5.04%	to	5.04%	13.25%	to	14.51%
2018	434,783	$10.277245	to	$10.951963	$4,653,102	1.70%	to	2.80%	5.00%	to	5.09%	(6.41)%	to	(5.38)%
2017	486,473	$10.981367	to	$11.574276	$5,519,773	1.70%	to	2.80%	6.23%	to	6.27%	3.62%	to	4.76%
Columbia Variable Portfolio - Mid Cap Growth Fund
2021	258,999	$27.853352	to	$30.543392	$7,620,823	1.70%	to	2.75%	—%	to	—%	13.41%	to	14.60%
2020	302,809	$24.560410	to	$26.651034	$7,794,103	1.70%	to	2.75%	—%	to	—%	31.75%	to	33.14%
2019	342,605	$18.641561	to	$20.017211	$6,651,243	1.70%	to	2.75%	—%	to	—%	31.51%	to	32.90%
2018	398,172	$14.174651	to	$15.061723	$5,835,021	1.70%	to	2.75%	—%	to	—%	(7.35)%	to	(6.38)%
2017	456,179	$15.299871	to	$16.087414	$7,176,535	1.70%	to	2.75%	—%	to	—%	19.65%	to	20.91%
Invesco V.I. Discovery Mid Cap Growth Fund+
2021	198,192	$16.492001	to	$16.859954	$3,314,256	1.25%	to	2.75%	—%	to	—%	15.87%	to	17.32%
2020♦	214,460	$14.232850	to	$14.371001	$3,072,328	1.25%	to	2.75%	—%	to	—%	42.33%	to	43.71%
Invesco V.I. Capital Appreciation Fund+
2021	9,810	$31.079087	to	$36.688195	$344,833	1.25%	to	2.45%	—%	to	—%	19.32%	to	20.76%
2020	10,818	$26.045916	to	$30.380295	$316,315	1.25%	to	2.45%	—%	to	—%	32.94%	to	34.55%
2019	14,926	$19.591677	to	$22.579571	$323,703	1.25%	to	2.45%	—%	to	—%	32.56%	to	34.16%
2018	21,233	$14.779214	to	$16.830265	$344,548	1.25%	to	2.45%	—%	to	—%	(8.23)%	to	(7.12)%
2017	27,283	$16.105084	to	$18.121213	$478,267	1.25%	to	2.45%	0.01%	to	0.01%	23.44%	to	24.93%
Invesco V.I. Global Fund+
2021	152,633	$25.674617	to	$30.308626	$4,542,302	1.25%	to	2.45%	—%	to	—%	12.39%	to	13.74%

2020	162,861	$26.647038	to	$36.414905	$4,249,475	1.25%	to	2.70%	—%	to	0.43%	23.95%	to	25.76%
2019	199,080	$21.189468	to	$29.379437	$4,172,594	1.25%	to	2.70%	0.61%	to	0.64%	27.96%	to	29.82%
2018	229,247	$16.321785	to	$22.960360	$3,710,054	1.25%	to	2.70%	0.76%	to	0.77%	(15.70)%	to	(14.47)%
2017	285,296	$19.848103	to	$27.236947	$5,392,022	0.85%	to	2.70%	0.65%	to	0.76%	32.69%	to	35.17%
Invesco V.I. Main Street Fund®+
2021	13,798	$28.515200	to	$33.661350	$455,005	1.25%	to	2.45%	0.50%	to	0.52%	24.15%	to	25.65%
2020	15,556	$22.967480	to	$28.199727	$409,190	0.85%	to	2.45%	—%	to	1.20%	10.94%	to	12.73%
2019	20,401	$20.702074	to	$25.014872	$477,680	0.85%	to	2.45%	0.81%	to	0.81%	28.55%	to	30.62%
2018	34,494	$16.103869	to	$19.150336	$621,775	0.85%	to	2.45%	0.90%	to	0.92%	(10.32)%	to	(8.88)%
2017	44,637	$17.957499	to	$21.015465	$884,787	0.85%	to	2.45%	—%	to	1.01%	13.81%	to	15.65%
Invesco V.I. Main Street Small Cap Fund®+
2021	90,887	$38.365472	to	$47.969172	$3,222,152	0.85%	to	2.70%	0.14%	to	0.18%	19.01%	to	21.23%
2020	117,264	$31.647238	to	$40.307414	$3,450,766	0.85%	to	2.70%	0.37%	to	0.41%	16.45%	to	18.62%
2019	136,646	$26.678781	to	$34.613533	$3,415,306	0.85%	to	2.70%	—%	to	—%	22.78%	to	25.07%
2018	149,749	$21.331624	to	$28.192134	$3,020,033	0.85%	to	2.70%	0.06%	to	0.06%	(12.92)%	to	(11.30)%
2017	178,400	$24.047995	to	$32.376125	$4,081,297	0.85%	to	2.70%	0.62%	to	0.65%	10.88%	to	12.95%
Putnam VT Diversified Income Fund
2021	592,384	$14.644140	to	$16.824864	$7,967,461	0.85%	to	2.70%	0.63%	to	0.64%	(9.43)%	to	(7.74)%
2020	592,008	$15.872256	to	$18.576488	$8,688,645	0.85%	to	2.70%	6.60%	to	7.55%	(3.54)%	to	(1.74)%
2019	615,467	$16.153825	to	$19.259015	$9,252,244	0.85%	to	2.70%	3.18%	to	4.91%	8.27%	to	10.29%
2018	717,886	$14.646834	to	$17.788260	$9,883,469	0.85%	to	2.70%	3.74%	to	4.24%	(3.62)%	to	(1.82)%
2017	820,853	$14.918344	to	$18.456355	$11,591,824	0.85%	to	2.70%	5.34%	to	5.53%	4.27%	to	6.22%
Putnam VT Global Asset Allocation Fund
2021	24,600	$23.279228	to	$30.221676	$540,735	1.25%	to	2.40%	0.69%	to	0.70%	11.25%	to	12.53%
2020	24,907	$20.686324	to	$27.165979	$489,361	1.25%	to	2.40%	1.83%	to	1.85%	9.65%	to	10.91%
2019	29,135	$18.650633	to	$24.775815	$516,098	1.25%	to	2.40%	1.43%	to	2.46%	14.35%	to	15.68%
2018	33,425	$16.123119	to	$21.665735	$522,048	1.25%	to	2.40%	1.74%	to	1.83%	(9.46)%	to	(8.41)%
2017	35,413	$17.603743	to	$23.929053	$611,647	1.25%	to	2.40%	1.45%	to	1.45%	12.60%	to	13.90%

Putnam VT Growth Opportunities Fund
2021	36,640	$30.407924	to	$32.062703	$1,163,095	0.50%	to	1.45%	—%	to	—%	20.89%	to	22.04%
2020	49,345	$25.153216	to	$26.271547	$1,285,909	0.50%	to	1.45%	0.04%	to	0.05%	36.71%	to	38.02%
2019	77,427	$18.398600	to	$19.035053	$1,464,063	0.50%	to	1.45%	0.13%	to	0.14%	34.78%	to	36.06%
2018	121,008	$13.651188	to	$13.990078	$1,684,721	0.50%	to	1.45%	—%	to	—%	0.91%	to	1.87%
2017	141,273	$13.528598	to	$13.733316	$1,934,211	0.50%	to	1.45%	0.10%	to	0.11%	29.02%	to	30.25%
Putnam VT International Value Fund
2021	4,344	$10.713746	to	$12.134821	$50,436	0.85%	to	1.75%	—%	to	1.99%	12.94%	to	13.96%
2020	1,288	$9.245395	to	$10.114857	$12,451	1.25%	to	1.95%	2.48%	to	2.54%	1.93%	to	2.65%
2019	1,604	$9.853684	to	$16.020063	$15,079	1.25%	to	2.30%	2.42%	to	2.69%	17.49%	to	18.73%
2018	3,328	$8.299263	to	$13.635139	$27,231	1.25%	to	2.30%	1.91%	to	2.03%	(19.49)%	to	(18.64)%
2017	3,686	$10.200436	to	$16.935698	$37,194	1.25%	to	2.30%	1.41%	to	1.46%	21.86%	to	23.15%
Putnam VT International Equity Fund
2021	21,324	$13.833220	to	$18.915231	$274,284	0.85%	to	2.75%	1.14%	to	1.18%	5.87%	to	7.90%
2020	22,847	$12.820487	to	$17.866625	$278,342	0.85%	to	2.75%	1.57%	to	1.61%	9.06%	to	11.15%
2019	23,544	$11.534710	to	$16.382955	$261,063	0.85%	to	2.75%	1.37%	to	1.50%	21.76%	to	24.09%
2018	27,181	$9.295079	to	$13.454862	$244,772	0.85%	to	2.75%	1.34%	to	1.39%	(21.31)%	to	(19.80)%
2017	28,739	$11.589569	to	$17.098285	$324,315	0.85%	to	2.75%	0.41%	to	2.17%	23.15%	to	25.51%

Putnam VT Small Cap Value Fund
2021	7,877	$24.250864	to	$30.260328	$215,974	0.85%	to	2.45%	0.72%	to	0.81%	36.52%	to	38.72%
2020	7,887	$17.763636	to	$21.814143	$159,202	0.85%	to	2.45%	0.90%	to	1.08%	1.45%	to	3.08%
2019	8,731	$17.510173	to	$21.161632	$172,856	0.85%	to	2.45%	0.65%	to	0.71%	21.24%	to	23.19%
2018	10,583	$14.442914	to	$17.178045	$180,596	0.85%	to	2.45%	0.40%	to	0.40%	(21.87)%	to	(20.61)%
2017	12,307	$21.636201	to	$29.607146	$264,445	0.85%	to	2.70%	0.14%	to	0.70%	5.00%	to	6.96%
JPMorgan Insurance Trust Core Bond Portfolio
2021	1,319,623	$12.838702	to	$14.282030	$20,296,101	1.25%	to	2.40%	1.85%	to	1.89%	(3.69)%	to	(2.58)%
2020	1,465,094	$13.331159	to	$14.660277	$23,227,771	1.25%	to	2.40%	1.86%	to	1.94%	5.29%	to	6.51%
2019	1,648,066	$12.661550	to	$13.764758	$24,535,769	1.25%	to	2.40%	2.59%	to	2.88%	5.61%	to	6.83%
2018	1,995,834	$11.988878	to	$12.884475	$27,935,309	1.25%	to	2.40%	2.44%	to	2.46%	(2.32)%	to	(1.19)%
2017	2,305,493	$12.274080	to	$13.040154	$32,676,592	1.25%	to	2.40%	2.58%	to	2.63%	1.12%	to	2.29%
JPMorgan Insurance Trust U.S. Equity Portfolio
2021	80,386	$53.945644	to	$56.032980	$4,358,180	1.35%	to	2.40%	0.65%	to	0.74%	26.28%	to	27.61%
2020	99,087	$42.274157	to	$44.372926	$4,213,001	1.35%	to	2.40%	0.81%	to	0.83%	22.29%	to	23.58%
2019	121,796	$34.207190	to	$36.284271	$4,190,564	1.35%	to	2.40%	0.85%	to	0.97%	28.63%	to	29.99%
2018	135,928	$26.315372	to	$28.207466	$3,601,813	1.35%	to	2.40%	0.85%	to	0.86%	(8.39)%	to	(7.42)%
2017	167,507	$28.425441	to	$30.791075	$4,794,811	1.35%	to	2.40%	0.88%	to	0.91%	19.43%	to	20.69%
JPMorgan Insurance Trust Mid Cap Value Portfolio
2021	78,410	$39.764349	to	$42.746860	$3,119,448	1.35%	to	2.40%	0.85%	to	0.92%	26.81%	to	28.14%
2020	91,402	$31.030844	to	$33.710071	$2,840,486	1.35%	to	2.40%	1.23%	to	1.53%	(2.01)%	to	(0.98)%
2019	94,868	$31.336582	to	$34.401541	$2,981,581	1.35%	to	2.40%	1.57%	to	1.70%	23.76%	to	25.06%
2018	102,256	$25.056568	to	$27.797246	$2,570,558	1.35%	to	2.40%	0.99%	to	0.99%	(13.93)%	to	(13.02)%
2017	119,256	$28.806816	to	$32.295239	$3,453,381	1.35%	to	2.40%	0.81%	to	0.81%	11.07%	to	12.24%
Putnam VT Large Cap Value Fund+
2021	155	$36.631747	to	$47.459098	$7,378	0.65%	to	0.75%	0.83%	to	1.26%	26.35%	to	26.48%
2020	795	$28.991681	to	$37.523333	$27,482	0.65%	to	0.75%	1.70%	to	2.34%	5.01%	to	5.12%
2019	1,740	$27.607823	to	$36.263155	$59,882	0.50%	to	0.75%	1.98%	to	2.07%	29.43%	to	29.75%
2018	4,859	$21.330168	to	$27.947538	$132,671	0.50%	to	0.75%	0.69%	to	0.69%	(9.17)%	to	(8.94)%
2017	5,059	$23.484207	to	$30.692956	$151,942	0.50%	to	0.75%	1.67%	to	1.67%	17.89%	to	18.18%
PIMCO VIT All Asset Portfolio
2021	762	$16.768669	to	$16.768669	$12,773	0.65%	to	0.65%	11.09%	to	11.09%	15.29%	to	15.29%
2020	926	$14.544835	to	$14.544835	$13,471	0.65%	to	0.65%	4.88%	to	4.88%	7.21%	to	7.21%
2019	933	$13.566822	to	$13.749444	$12,653	0.50%	to	0.65%	0.70%	to	2.40%	11.02%	to	11.19%
2018	10,520	$11.470489	to	$12.366123	$128,624	0.50%	to	1.45%	—%	to	3.03%	(6.81)%	to	(5.92)%
2017	11,313	$12.308429	to	$13.144011	$146,745	0.50%	to	1.45%	4.52%	to	4.55%	11.75%	to	12.81%
PIMCO StocksPLUS® Global Portfolio
2021	14,386	$19.860467	to	$22.029739	$310,536	0.50%	to	1.45%	0.06%	to	0.06%	17.62%	to	18.74%
2020	17,465	$16.885926	to	$18.553325	$318,189	0.50%	to	1.45%	1.09%	to	1.09%	11.41%	to	12.47%
2019	19,298	$15.156784	to	$16.496037	$313,216	0.50%	to	1.45%	1.52%	to	1.52%	25.69%	to	26.89%
2018	26,738	$12.058566	to	$13.000146	$343,496	0.50%	to	1.45%	1.53%	to	1.54%	(12.03)%	to	(11.19)%
2017	27,479	$13.707092	to	$14.637587	$397,931	0.50%	to	1.45%	3.31%	to	3.32%	21.22%	to	22.38%
PSF PGIM Jennison Focused Blend Portfolio+
2021	277	$4.657736	to	$46.511930	$9,367	1.55%	to	1.65%	—%	to	—%	14.44%	to	14.56%
2020	282	$4.069926	to	$40.601528	$8,206	1.55%	to	1.65%	—%	to	—%	28.28%	to	28.41%
2019	283	$2.970416	to	$31.619387	$6,405	1.55%	to	2.00%	—%	to	—%	25.86%	to	26.43%
2018	10,375	$2.360103	to	$25.010073	$28,898	1.55%	to	2.00%	—%	to	—%	(7.59)%	to	(7.17)%

2017	10,986	$2.553982	to	$27.660366	$32,831	1.40%	to	2.00%	—%	to	—%	27.18%	to	27.94%
PSF PGIM Jennison Growth Portfolio+
2021	88,529	$4.262256	to	$36.201379	$442,418	1.40%	to	2.35%	—%	to	—%	12.87%	to	13.95%
2020	91,977	$3.776148	to	$31.769620	$405,829	1.40%	to	2.35%	—%	to	—%	51.96%	to	53.41%
2019	53,397	$2.484981	to	$20.709276	$171,776	1.40%	to	2.35%	—%	to	—%	29.74%	to	30.98%
2018	56,041	$1.915343	to	$15.811276	$147,309	1.40%	to	2.35%	—%	to	—%	(3.48)%	to	(2.55)%
2017	59,180	$1.984309	to	$16.225624	$165,240	1.40%	to	2.35%	—%	to	—%	32.97%	to	34.24%
PSF PGIM Jennison Value Portfolio+
2021	8,273	$2.549906	to	$2.933980	$23,223	1.40%	to	2.10%	—%	to	—%	24.64%	to	25.51%
2020	8,395	$2.045820	to	$2.337556	$18,825	1.40%	to	2.10%	—%	to	—%	1.01%	to	1.72%
2019	8,510	$2.025453	to	$2.298137	$18,809	1.40%	to	2.10%	—%	to	—%	22.97%	to	23.84%
2018	8,596	$1.647061	to	$1.855800	$15,378	1.40%	to	2.10%	—%	to	—%	(12.10)%	to	(11.48)%
2017	9,637	$1.873801	to	$2.096526	$19,583	1.40%	to	2.10%	—%	to	—%	14.09%	to	14.89%
PSF International Growth Portfolio+
2021	5,901	$2.308488	to	$2.308488	$13,622	1.40%	to	1.40%	—%	to	—%	10.53%	to	10.53%
2020	6,207	$2.088604	to	$2.088604	$12,962	1.40%	to	1.40%	—%	to	—%	29.75%	to	29.75%
2019	6,497	$1.609702	to	$1.609702	$10,458	1.40%	to	1.40%	—%	to	—%	30.07%	to	30.07%
2018	6,778	$1.237526	to	$1.237526	$8,388	1.40%	to	1.40%	—%	to	—%	(14.41)%	to	(14.41)%
2017	7,083	$1.278383	to	$1.445916	$10,241	1.40%	to	2.15%	—%	to	—%	32.54%	to	33.54%
ClearBridge Variable Dividend Strategy Portfolio
2021	1,210	$29.184980	to	$29.184980	$35,302	1.40%	to	1.40%	1.54%	to	1.54%	25.04%	to	25.04%
2020	1,240	$23.341136	to	$23.341136	$28,938	1.40%	to	1.40%	1.42%	to	1.42%	6.17%	to	6.17%
2019	1,364	$21.983695	to	$21.983695	$29,979	1.40%	to	1.40%	1.59%	to	1.59%	29.76%	to	29.76%
2018	1,262	$16.941486	to	$16.941486	$21,377	1.40%	to	1.40%	1.53%	to	1.53%	(6.18)%	to	(6.18)%
2017	1,375	$18.057513	to	$18.057513	$24,822	1.40%	to	1.40%	1.53%	to	1.53%	17.52%	to	17.52%
Western Asset Variable Global High Yield Bond Portfolio
2021	11,802	$2.917263	to	$2.917263	$34,431	1.40%	to	1.40%	4.47%	to	4.47%	(0.08)%	to	(0.08)%
2020	11,858	$2.919678	to	$2.919678	$34,621	1.40%	to	1.40%	3.96%	to	3.96%	5.83%	to	5.83%
2019	12,499	$2.758968	to	$2.758968	$34,485	1.40%	to	1.40%	5.23%	to	5.23%	12.80%	to	12.80%
2018	13,645	$2.445971	to	$2.445971	$33,375	1.40%	to	1.40%	5.26%	to	5.26%	(5.26)%	to	(5.26)%
2017	13,740	$2.581684	to	$2.581684	$35,473	1.40%	to	1.40%	5.31%	to	5.31%	7.14%	to	7.14%
Clearbridge Variable Large Cap Value Portfolio
2021	212,057	$3.808118	to	$3.808118	$807,539	1.40%	to	1.40%	1.03%	to	1.03%	24.46%	to	24.46%
2020	231,612	$3.059826	to	$3.059826	$708,691	1.40%	to	1.40%	1.38%	to	1.38%	3.79%	to	3.79%
2019	249,913	$2.948223	to	$2.948223	$736,798	1.40%	to	1.40%	1.78%	to	1.78%	27.09%	to	27.09%
2018	255,772	$2.319727	to	$2.319727	$593,321	1.40%	to	1.40%	1.54%	to	1.54%	(10.14)%	to	(10.14)%
2017	258,254	$2.512622	to	$2.581528	$666,689	1.40%	to	1.55%	0.05%	to	1.37%	13.07%	to	13.24%
Invesco V.I. Growth and Income Fund
2021	35,501	$27.836439	to	$30.743240	$1,010,090	0.85%	to	2.75%	1.24%	to	1.32%	24.71%	to	27.10%
2020	50,459	$21.900621	to	$24.651166	$1,119,528	0.85%	to	2.75%	1.93%	to	2.09%	(0.91)%	to	0.99%
2019	50,483	$21.686390	to	$24.878310	$1,102,666	0.85%	to	2.75%	1.55%	to	1.61%	21.47%	to	23.79%
2018	53,749	$17.518199	to	$20.481565	$953,026	0.85%	to	2.75%	1.78%	to	1.81%	(15.94)%	to	(14.32)%
2017	63,581	$20.446817	to	$24.364558	$1,314,368	0.85%	to	2.75%	1.22%	to	1.29%	10.94%	to	13.07%
Invesco V.I. Comstock Fund
2021	5,520	$34.944879	to	$41.386148	$205,098	1.35%	to	2.75%	1.55%	to	1.65%	29.44%	to	31.26%
2020	6,146	$26.997703	to	$31.529939	$174,527	1.35%	to	2.75%	1.87%	to	2.04%	(3.77)%	to	(2.41)%
2019	7,051	$28.055727	to	$32.309992	$207,704	1.35%	to	2.75%	1.65%	to	1.72%	21.56%	to	23.27%

2018	7,700	$23.080545	to	$26.211385	$185,014	1.35%	to	2.75%	1.40%	to	1.42%	(14.75)%	to	(13.54)%
2017	8,337	$27.072505	to	$30.317055	$233,473	1.35%	to	2.75%	1.95%	to	2.62%	14.39%	to	16.00%
Invesco V.I. American Franchise Fund
2021	560,136	$34.205098	to	$42.212923	$21,054,447	0.85%	to	2.80%	—%	to	—%	8.84%	to	10.98%
2020	635,624	$31.427475	to	$38.036567	$21,775,107	0.85%	to	2.80%	0.07%	to	0.07%	38.43%	to	41.15%
2019	755,188	$22.703518	to	$26.947741	$18,491,966	0.85%	to	2.80%	—%	to	—%	32.98%	to	35.60%
2018	780,554	$17.072275	to	$19.873018	$14,258,934	0.85%	to	2.80%	—%	to	—%	(6.29)%	to	(4.44)%
2017	895,002	$18.217547	to	$20.796354	$17,285,030	0.85%	to	2.80%	0.01%	to	0.08%	23.83%	to	26.26%
Allspring VT Index Asset Allocation Fund+
2021	4,354	$3.529654	to	$34.076479	$33,337	1.35%	to	2.10%	0.58%	to	0.59%	13.59%	to	14.44%
2020	4,539	$3.084251	to	$30.000358	$30,544	1.35%	to	2.10%	0.82%	to	0.82%	14.17%	to	15.03%
2019	4,763	$2.681360	to	$26.277674	$27,979	1.35%	to	2.10%	1.09%	to	1.09%	17.66%	to	18.55%
2018	5,013	$2.261876	to	$22.333438	$25,491	1.35%	to	2.10%	0.98%	to	0.98%	(4.92)%	to	(4.21)%
2017	5,077	$2.361191	to	$23.489624	$27,524	1.35%	to	2.10%	0.75%	to	0.75%	9.92%	to	10.74%
Allspring VT International Equity Fund+
2021	318,396	$1.249721	to	$11.715257	$604,201	1.25%	to	2.20%	1.34%	to	1.40%	5.05%	to	6.05%
2020	400,477	$1.189636	to	$11.046527	$702,607	1.25%	to	2.20%	2.92%	to	3.19%	2.61%	to	3.59%
2019	418,205	$1.159414	to	$10.664198	$698,915	1.25%	to	2.20%	3.31%	to	4.20%	12.99%	to	14.07%
2018	475,002	$1.026115	to	$9.348948	$696,265	1.25%	to	2.20%	11.84%	to	11.93%	(18.67)%	to	(17.89)%
2017	530,559	$1.261646	to	$11.386150	$936,757	1.25%	to	2.20%	3.03%	to	3.92%	22.14%	to	23.31%
Allspring VT Small Cap Growth Fund+
2021	23,406	$42.619771	to	$47.150654	$1,015,618	0.65%	to	2.50%	—%	to	—%	5.27%	to	6.94%
2020	27,518	$40.486664	to	$44.089234	$1,131,401	0.65%	to	2.50%	—%	to	—%	54.20%	to	56.76%
2019	30,832	$26.256695	to	$28.124965	$811,834	0.65%	to	2.50%	—%	to	—%	22.22%	to	24.02%
2018	38,654	$21.482856	to	$22.677432	$842,866	0.65%	to	2.50%	—%	to	—%	(1.03)%	to	0.65%
2017	41,722	$21.706710	to	$22.530277	$910,299	0.65%	to	2.50%	—%	to	—%	23.03%	to	25.04%
Allspring VT Discovery Fund+
2021	233	$62.769637	to	$62.769637	$14,626	1.35%	to	1.35%	—%	to	—%	(6.31)%	to	(6.31)%
2020	246	$66.999860	to	$66.999860	$16,455	1.35%	to	1.35%	—%	to	—%	60.47%	to	60.47%
2019	261	$41.751703	to	$41.751703	$10,902	1.35%	to	1.35%	—%	to	—%	37.16%	to	37.16%
2018	276	$30.440346	to	$30.440346	$8,409	1.35%	to	1.35%	—%	to	—%	(8.31)%	to	(8.31)%
2017	278	$33.198862	to	$33.198862	$9,240	1.35%	to	1.35%	—%	to	—%	27.40%	to	27.40%
Allspring VT Opportunity Fund+
2021	114,854	$32.865727	to	$41.258239	$4,240,633	0.50%	to	2.70%	0.24%	to	0.24%	21.74%	to	24.44%
2020	171,301	$26.997501	to	$33.154804	$5,111,405	0.50%	to	2.70%	0.65%	to	0.71%	18.09%	to	20.72%
2019	202,727	$22.860939	to	$27.464284	$5,077,332	0.50%	to	2.70%	0.54%	to	0.56%	28.30%	to	31.15%
2018	247,481	$17.817813	to	$20.940590	$4,780,656	0.50%	to	2.70%	0.43%	to	0.44%	(9.41)%	to	(7.39)%
2017	312,160	$19.668343	to	$22.612128	$6,589,273	0.50%	to	2.70%	0.92%	to	0.93%	17.51%	to	20.12%
MFS® Core Equity Portfolio
2021	231,094	$22.688172	to	$24.908695	$5,578,860	1.35%	to	2.70%	0.43%	to	0.43%	21.98%	to	23.63%
2020	254,904	$18.600633	to	$20.147433	$4,991,587	1.35%	to	2.70%	0.72%	to	0.87%	15.55%	to	17.12%
2019	286,811	$16.097983	to	$17.202882	$4,811,914	1.35%	to	2.70%	0.46%	to	0.66%	29.65%	to	31.41%
2018	344,157	$12.416933	to	$13.091312	$4,416,800	1.35%	to	2.70%	0.15%	to	0.69%	(6.39)%	to	(5.12)%
2017	372,778	$13.265075	to	$13.797841	$5,067,714	1.35%	to	2.70%	0.63%	to	0.88%	21.50%	to	23.15%
MFS® Massachusetts Investors Growth Stock Portfolio
2021	314,439	$25.229227	to	$28.574085	$8,453,424	0.95%	to	2.75%	0.25%	to	0.29%	22.56%	to	24.78%
2020	359,294	$20.585652	to	$22.899150	$7,803,310	0.95%	to	2.75%	0.45%	to	0.46%	19.20%	to	21.37%

2019	432,582	$17.269454	to	$18.867637	$7,808,640	0.95%	to	2.75%	0.58%	to	0.58%	36.16%	to	38.63%
2018	449,732	$12.683437	to	$13.398507	$5,912,521	1.35%	to	2.75%	0.54%	to	0.56%	(1.93)%	to	(0.54)%
2017	530,023	$12.932622	to	$13.471689	$7,033,724	1.35%	to	2.75%	0.55%	to	0.65%	24.94%	to	26.70%
MFS® Research International Portfolio
2021	455,365	$14.083391	to	$16.117376	$6,876,467	0.85%	to	2.80%	0.83%	to	0.83%	8.49%	to	10.63%
2020	528,591	$12.981200	to	$14.569220	$7,287,565	0.85%	to	2.80%	2.07%	to	2.09%	9.83%	to	11.99%
2019	616,788	$11.819708	to	$13.009415	$7,663,349	0.85%	to	2.80%	1.48%	to	1.49%	24.51%	to	26.96%
2018	707,473	$9.493017	to	$10.246844	$6,988,607	0.85%	to	2.80%	1.49%	to	1.50%	(16.50)%	to	(14.85)%
2017	826,341	$11.368649	to	$12.034167	$9,677,041	0.85%	to	2.80%	1.84%	to	1.89%	24.75%	to	27.21%
Columbia Variable Portfolio - Large Cap Growth Fund
2021	324,042	$26.438529	to	$28.173478	$8,933,490	1.70%	to	2.80%	—%	to	—%	25.18%	to	26.56%
2020	368,969	$21.120145	to	$22.260196	$8,065,488	1.70%	to	2.80%	—%	to	—%	31.02%	to	32.47%
2019	442,481	$16.120179	to	$16.804571	$7,325,381	1.70%	to	2.80%	—%	to	—%	32.15%	to	33.61%
2018	504,458	$12.198087	to	$12.577042	$6,270,725	1.70%	to	2.80%	—%	to	—%	(6.59)%	to	(5.56)%
2017	577,359	$13.058934	to	$13.317231	$7,631,383	1.70%	to	2.80%	—%	to	—%	24.60%	to	25.98%
Columbia Variable Portfolio - Overseas Core Fund
2021	311,057	$13.397246	to	$14.276811	$4,319,522	1.70%	to	2.80%	0.88%	to	1.09%	6.71%	to	7.89%
2020	357,587	$12.554366	to	$13.232276	$4,622,204	1.70%	to	2.80%	1.44%	to	1.45%	5.82%	to	6.99%
2019	372,958	$11.863683	to	$12.367530	$4,530,825	1.70%	to	2.80%	1.79%	to	1.81%	21.70%	to	23.04%
2018	415,075	$9.748587	to	$10.051567	$4,116,686	1.70%	to	2.80%	2.52%	to	2.55%	(19.11)%	to	(18.22)%
2017	446,682	$12.051765	to	$12.290283	$5,443,403	1.70%	to	2.80%	1.86%	to	1.90%	23.67%	to	25.04%
CTIVP® - Loomis Sayles Growth Fund
2021	280,202	$24.612163	to	$26.151648	$7,159,783	1.70%	to	2.75%	—%	to	—%	15.36%	to	16.57%
2020	315,664	$21.335639	to	$22.433566	$6,941,825	1.70%	to	2.75%	—%	to	—%	28.35%	to	29.71%
2019	347,697	$16.622505	to	$17.295422	$5,917,925	1.70%	to	2.75%	—%	to	—%	28.19%	to	29.54%
2018	380,358	$12.967579	to	$13.351777	$5,019,678	1.70%	to	2.75%	—%	to	—%	(5.05)%	to	(4.04)%
2017	407,908	$13.656632	to	$13.914318	$5,632,950	1.70%	to	2.75%	—%	to	—%	29.43%	to	30.79%

*Represents the annualized contract expenses of the Sub-Account for the period indicated and includes only those expenses that are charged through a reduction in the unit values. Excluded are expenses of the Funds and charges made directly to contract owner accounts through the redemption of units. Where the expense ratio is the same for each unit value, it is presented in both the lowest and highest columns.
**These amounts represent the dividends, excluding distributions of capital gains, received by the Sub-Account from the Fund, net of management fees assessed by the Fund’s manager, divided by the average net assets. These ratios exclude those expenses, such as mortality and expense risk charges, that result in direct reductions in the unit values. The recognition of investment income by the Sub-Account is affected by the timing of the declaration of dividends by the Fund in which the Sub-Account invests. Where the investment income ratio is the same for each unit value, it is presented in both the lowest and highest columns.
***Represents the total return for the period indicated and reflects a deduction only for expenses assessed through the daily unit value calculation. The total return does not include any expenses assessed through the redemption of units; inclusion of these expenses in the calculation would result in a reduction in the total return presented. Investment options with a date notation in the notes on the Statements of Operations indicate the effective date of that investment option in the Account. The total return is calculated for the period indicated.
# Rounded units/unit fair values. Where only one unit value exists, it is presented in both the lowest and highest columns.

♦ Investment income and total return ratios are calculated for the period the related share class within the Sub-Account is active, while the expense ratio is annualized.

+ See Note 1 for additional information related to this Sub-Account.

7. Subsequent Events:

Management has evaluated events subsequent to December 31, 2021 and through April 13, 2022, the date the financial statements were available to be issued, noting there are no other subsequent events requiring adjustment or disclosure in the financial statements.

Talcott Resolution Life Insurance Company and Subsidiaries
Audited Financial Statements
As of December 31, 2021 (Successor Company) and December 31, 2020 (Predecessor Company)
For the period of July 1, 2021 to December 31, 2021 (Successor Company), the six months ended June 30, 2021 (Predecessor Company), and the years ended December 31, 2020 and 2019 (Predecessor Company)

TALCOTT RESOLUTION LIFE INSURANCE COMPANY
INDEX TO CONSOLIDATED FINANCIAL STATEMENTS AND SCHEDULES

Description	Page
Report of Independent Registered Public Accounting Firm	F-3
Consolidated Statements of Operations — For the Period of July 1, 2021 to December 31, 2021 (Successor Company), the Six Months Ended June 30, 2021 (Predecessor Company), and the Years Ended December 31, 2020 and 2019 (Predecessor Company)
F-6
Consolidated Statements of Comprehensive Income (Loss) — For the Period of July 1, 2021 to December 31, 2021 (Successor Company), the Six Months Ended June 30, 2021 (Predecessor Company), and the Years Ended December 31, 2020 and 2019 (Predecessor Company)
F-7
Consolidated Balance Sheets — As of December 31, 2021 (Successor Company) and 2020 (Predecessor Company)	F-8
Consolidated Statements of Changes in Stockholder's Equity — For the Period of July 1, 2021 to December 31, 2021 (Successor Company), the Six Months Ended June 30, 2021 (Predecessor Company), and the Years Ended December 31, 2020 and 2019 (Predecessor Company)
F-9
Consolidated Statements of Cash Flows — For the Period of July 1, 2021 to December 31, 2021 (Successor Company), the Six Months Ended June 30, 2021 (Predecessor Company), and the Years Ended December 31, 2020 and 2019 (Predecessor Company)
F-10
Notes to Consolidated Financial Statements	F-11
Report of Independent Registered Public Accounting Firm	S-1
Schedule I — Summary of Investments—Other Than Investments in Affiliates	S-2
Schedule IV — Reinsurance	S-3
Schedule V — Valuation and Qualifying Accounts	S-4

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors and Stockholder of
Talcott Resolution Life Insurance Company
Opinion on the Financial Statements
We have audited the accompanying consolidated balance sheets of Talcott Resolution Life Insurance Company and subsidiaries (the "Company") as of December 31, 2021 (Successor Company) and 2020 (Predecessor Company), the related consolidated statements of operations, comprehensive income (loss), changes in stockholder’s equity, and cash flows, for the period of July 1, 2021 to December 31, 2021 (Successor Company) and the six months ended June 30, 2021 (Predecessor Company), and for the years ended December 31, 2020 and 2019 (Predecessor Company) and the related notes (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Company as of December 31, 2021 (Successor Company) and 2020 (Predecessor Company), and the results of its operations and its cash flows for the period of July 1, 2021 to December 31, 2021 (Successor Company) and the six months ended June 30, 2021 (Predecessor Company), and for the years ended December 31, 2020 and 2019 (Predecessor Company)in conformity with accounting principles generally accepted in the United States of America.
Emphasis of a Matter
As discussed in Note 1 to the financial statements, on June 30, 2021, the Company's indirect owners, Hopmeadow Holdings GP LLC and Hopmeadow Holdings LP, merged Hopmeadow Holdings LP with a subsidiary of Sixth Street. The Company elected to apply pushdown accounting by applying the guidance permitted under Accounting Standards Codification Topic 805 Business Combinations.
Basis for Opinion
These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on the Company's financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Company in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.
Critical Audit Matters
The critical audit matters communicated below are matters arising from the current-period audit of the financial statements that were communicated or required to be communicated to the audit committee and that (1) relate to accounts or disclosures that are material to the financial statements and (2) involved our especially challenging, subjective, or complex judgments. The communication of critical audit matters does not alter in any way our opinion on the financial statements, taken as a whole, and we are not, by communicating the critical audit matters below, providing separate opinions on the critical audit matters or on the accounts or disclosures to which they relate.
Future Policy Benefits, Embedded Derivatives and Amortization of Value of Business Acquired— Refer to Notes 1, 2, 4, 6 and 8 to the Consolidated Financial Statements
Critical Audit Matter Description
The Company’s products include universal life-type annuity contracts with guarantees that result in death and other insurance benefit liabilities to the Company. These liabilities are reported as a component of Reserves for Future Policy Benefits.
Certain annuity contracts offered riders with guaranteed minimum withdrawal benefits, the non-life contingent portion of which are accounted for as embedded derivatives and are reported as a component of Other Policyholder Funds and Benefits Payable.
The Company assumes via reinsurance fixed indexed annuity contracts with guaranteed lifetime withdrawal benefit riders. Certain fixed indexed annuity contracts contain a second notional account value which provides additional annuitization benefits. These features result in other insurance benefit liabilities to the Company. These liabilities are reported as a component of Reserves for Future Policy Benefits. Additionally, fixed indexed annuity contracts with indexed-crediting rates include embedded derivatives and are reported as a component of Other Policyholder Funds and Benefits Payable.
Value of business acquired (VOBA) is an intangible asset, and represents an estimated value assigned to the right to receive future gross profits from cash flows and earnings of acquired insurance and investment contracts. VOBA is amortized over the estimated gross profits of those acquired contracts.
The valuation of the reserves for such future policy benefits, valuation of embedded derivatives included within other policyholder funds and benefits payable, and the amortization of VOBA are measured based on actuarial methodologies and underlying economic and future policyholder behavior assumptions. Significant judgment is involved in the selection of the assumptions used to determine the valuation of the reserves for such future policy benefits, in the methods and assumptions used in the valuation of embedded derivatives, and the estimated gross profits used in the valuation of the amortization of VOBA. The principal assumptions include mortality, lapse, withdrawal, persistency, expenses, and discount rates.
Given the high level of estimation uncertainty of management’s actuarial assumptions, performing audit procedures to evaluate these assumptions required a high degree of auditor judgment and an increased extent of effort, including the need to involve our actuarial specialists.
How the Critical Audit Matter Was Addressed in the Audit
Our audit procedures related to testing assumptions used by management to estimate the valuation of future policy benefits, valuation of embedded derivatives included within other policyholder funds and benefits payable and amortization of VOBA included the following, among others:
•We tested the completeness and accuracy of the underlying data that served as the basis for the assumptions.
•With the assistance of our actuarial specialists, we evaluated the appropriateness of the assumptions and methodologies used by management.
•With the assistance of our actuarial specialists, on a sample basis, we developed independent estimates of the valuations derived from those assumptions and methodologies and compared our estimates to management’s estimates.
Investments in Fixed Maturities Classified as Available-for-Sale and Freestanding Derivatives — Refer to Notes 2, 3 and 4 to the Consolidated Financial Statements
Critical Audit Matter Description
Investments in fixed maturities classified as available-for-sale are reported at fair value in the consolidated financial statements. Freestanding derivatives, which are reported in other investments or other liabilities, as appropriate, after considering the impact of master netting agreements, are also reported at fair value in the consolidated financial statements. Where fair values cannot be determined based on observable inputs, management uses unobservable inputs, such as credit spreads, equity volatility and interest rates beyond the observable curve, requiring judgment by management to determine the estimated fair value.
We identified the valuation of investments in fixed maturities classified as available-for-sale and freestanding derivatives as a critical audit matter because of the unobservable inputs management uses to estimate fair value. Auditing these unobservable inputs used by management required a high degree of auditor judgment, and an increased extent of effort, including the need to involve our fair value specialists.
How the Critical Audit Matter Was Addressed in the Audit
Our audit procedures related to testing the valuation of fixed maturities classified as available-for-sale and freestanding derivatives included the following, among others:
•We tested the effectiveness of management’s controls over the determination of fair value.
•We evaluated management’s valuation methodology and the reasonableness of the unobservable inputs.
•With assistance of our fair value specialists, on a sample basis, we developed independent fair value estimates and compared our estimates to management’s estimates.
Assessment of the fair value of insurance contracts acquired in the business combination between Company's indirect owner, Hopmeadow Holdings GP LLC, and a subsidiary of Sixth Street — Refer to Note 1 to the Consolidated Financial Statements
Critical Audit Matter Description
On June 30, 2021 the Company's indirect owners, Hopmeadow Holdings GP LLC and Hopmeadow Holdings LP, merged Hopmeadow Holdings LP with a subsidiary of Sixth Street. The merger was accounted for using business combination accounting. Under this method, the purchase price paid by Sixth Street was assigned to the identifiable assets acquired and liabilities assumed as of the acquisition date based on their fair value. The Company elected to apply pushdown accounting by applying the guidance permitted under Accounting Standards Codification Topic 805 Business Combinations. By the

application of pushdown accounting, the Company’s assets, liabilities and equity were accordingly adjusted to fair value on June 30, 2021.
Significant judgment was used to determine the appropriate assumptions used to estimate the fair value of the Company’s insurance contracts, resulting in VOBA and additional reserve liabilities. The principal assumptions include mortality, persistency, expenses, and discount rates.
We identified the assessment of the fair value of the insurance contracts acquired, resulting in VOBA and additional reserve liabilities as a critical audit matter. Given the high level of estimation uncertainty of management’s assumptions, performing audit procedures to evaluate these assumptions required a high degree of auditor judgment and an increased extent of effort, including the need to involve our actuarial specialists.
How the Critical Audit Matter Was Addressed in the Audit
Our audit procedures related to testing the fair value of the insurance contracts acquired, resulting in VOBA and additional reserve liabilities, included the following, among others:
•With the assistance of our actuarial specialists, we evaluated the appropriateness of the assumptions and methodologies used by management.
•With the assistance of our actuarial specialists, on a sample basis, we developed independent estimates of the valuations derived from those assumptions and methodologies and compared our estimates to management’s estimates.
•With the assistance of our valuation specialists, we compared the Company’s discount rate, to a discount rate that was independently developed using publicly available market data for comparable entities.
/s/ DELOITTE & TOUCHE LLP

Hartford, CT
April 1, 2022

We have served as the Company’s auditor since 2002.

TALCOTT RESOLUTION LIFE INSURANCE COMPANY AND SUBSIDIARIES
Consolidated Statements of Operations

	Successor Company	Predecessor Company
	For the Period of July 1, 2021 to December 31, 2021	For the Six Months Ended June 30, 2021	For the Years Ended December 31,
(In millions)			2020	2019
Revenues
Fee income and other	$410	$438	$741	$821
Earned premiums	31	24	35	42
Net investment income	498	534	816	924
Net realized capital losses	(20)	(242)	(74)	(275)
Amortization of deferred gains	—	26	53	59
Total revenues	919	780	1,571	1,571
Benefits, losses and expenses
Benefits, loss and loss adjustment expenses	285	375	626	760
Amortization of value of business acquired ("VOBA")	90	(43)	50	(25)
Insurance operating costs and other expenses	208	228	364	423
Other intangible asset amortization	3	3	6	5
Dividends to policyholders	2	1	60	5
Total benefits, losses and expenses	588	564	1,106	1,168
Income before income taxes	331	216	465	403
Income tax expense	51	30	66	44
Net income	$280	$186	$399	$359
See Notes to Consolidated Financial Statements.

TALCOTT RESOLUTION LIFE INSURANCE COMPANY AND SUBSIDIARIES
Consolidated Statements of Comprehensive Income (Loss)

	Successor Company	Predecessor Company
	For the Period of July 1, 2021 to December 31, 2021	For the Six Months Ended June 30, 2021	For the Years Ended December 31,
(In millions)			2020	2019
Net income	$280	$186	$399	$359
Other comprehensive income (loss) ("OCI"):
Change in net unrealized gain on fixed maturities	(10)	(275)	565	890
Change in net gain on cash flow hedging instruments	—	1	(1)	—
Change in foreign currency translation adjustments	—	—	—	(2)
OCI, net of tax	(10)	(274)	564	888
Comprehensive income (loss)	$270	$(88)	$963	$1,247
See Notes to Consolidated Financial Statements.

TALCOTT RESOLUTION LIFE INSURANCE COMPANY AND SUBSIDIARIES
Consolidated Balance Sheets

	Successor Company	Predecessor Company
(In millions, except for share data)	As of December 31, 2021	As of December 31, 2020
Assets
Investments:
Fixed maturities, available-for-sale, at fair value (net of ACL of $0 - Successor Company and $1 - Predecessor Company) (amortized cost of $20,986 - Successor Company and $13,137 - Predecessor Company)	$20,971	$14,875
Equity securities, at fair value	203	65
Mortgage loans (net of ACL of $12 - Successor Company and $17 - Predecessor Company)	2,131	2,092
Policy loans, at outstanding balance	1,484	1,452
Limited partnerships and other alternative investments	1,147	999
Other investments	26	24
Short-term investments	1,254	802
Total investments	27,216	20,309
Cash	49	40
Premiums receivable and agents’ balances, net	4	10
Reinsurance recoverables (net of ACL of $37 - Successor Company and $7 - Predecessor Company)	35,848	27,455
VOBA	479	586
Deferred income taxes, net	603	478
Goodwill and other intangible assets	161	40
Other assets	412	345
Separate account assets	111,592	109,625
Total assets	$176,364	$158,888
Liabilities
Reserve for future policy benefits	$21,698	$18,625
Other policyholder funds and benefits payable	32,622	25,307
Funds withheld liability	6,379	—
Other liabilities	1,920	2,146
Separate account liabilities	111,592	109,625
Total liabilities	174,211	155,703
Commitments and Contingencies (Note 11)
Stockholder’s Equity
Common stock—1,000 shares authorized, issued and outstanding, par value $5,690	6	6
Additional paid-in capital	1,877	1,761
Accumulated other comprehensive (loss) income, net of tax	(10)	1,281
Retained earnings	280	137
Total stockholder’s equity	2,153	3,185
Total liabilities and stockholder’s equity	$176,364	$158,888
See Notes to Consolidated Financial Statements.

TALCOTT RESOLUTION LIFE INSURANCE COMPANY AND SUBSIDIARIES
Consolidated Statements of Changes in Stockholder's Equity

For the Period of July 1, 2021 to December 31, 2021 (Successor Company)
(In millions)	Common Stock	Additional Paid-In Capital	Accumulated Other Comprehensive Loss	Retained Earnings	Total Stockholder's Equity
Balance, beginning of period	$6	$1,877	$—	$—	$1,883
Net income	—	—	—	280	280
Total other comprehensive loss	—	—	(10)	—	(10)
Balance, end of period	$6	$1,877	$(10)	$280	$2,153

For the Six Months Ended June 30, 2021 (Predecessor Company)
(In millions)	Common Stock	Additional Paid-In Capital	Accumulated Other Comprehensive Income	Retained Earnings	Total Stockholder's Equity
Balance, beginning of period	$6	$1,761	$1,281	$137	$3,185
Net income	—	—	—	186	186
Total other comprehensive loss	—	—	(274)	—	(274)
Capital contribution to parent	—	(235)	—	—	(235)
Dividends paid	—	—	—	(265)	(265)
Balance, end of period	$6	$1,526	$1,007	$58	$2,597

For the Year Ended December 31, 2020 (Predecessor Company)
(In millions)	Common Stock	Additional Paid-In Capital	Accumulated Other Comprehensive Income	Retained Earnings	Total Stockholder's Equity
Balance, beginning of period	$6	$1,761	$717	$68	$2,552
Cumulative effect of accounting changes, net of tax	—	—	—	(11)	(11)
Adjusted balance, beginning of period	6	1,761	717	57	2,541
Net income	—	—	—	399	399
Total other comprehensive income	—	—	564	—	564
Dividends paid	—	—	—	(319)	(319)
Balance, end of period	$6	$1,761	$1,281	$137	$3,185

For the Year Ended December 31, 2019 (Predecessor Company)
(In millions)	Common Stock	Additional Paid-In Capital	Accumulated Other Comprehensive Income (Loss)	Retained Earnings	Total Stockholder's Equity
Balance, beginning of period	$6	$1,761	$(171)	$409	$2,005
Net income	—	—	—	359	359
Total other comprehensive income	—	—	888	—	888
Dividends paid	—	—	—	(700)	(700)
Balance, end of period	$6	$1,761	$717	$68	$2,552
See Notes to Consolidated Financial Statements.

TALCOTT RESOLUTION LIFE INSURANCE COMPANY AND SUBSIDIARIES
Consolidated Statements of Cash Flows

	Successor Company	Predecessor Company
	For the Period of July 1, 2021 to December 31, 2021	For the Six Months Ended June 30, 2021	For the Years Ended December 31,
(In millions)			2020	2019
Operating Activities
Net income	$280	$186	$399	$359
Adjustments to reconcile net income to net cash provided by (used for) operating activities
Net realized capital losses	20	242	74	275
Amortization of deferred reinsurance gain	—	(26)	(53)	(59)
Amortization of VOBA	90	(43)	50	(25)
Depreciation and amortization	102	38	69	51
Other operating activities, net	106	38	259	205
Change in assets and liabilities:
Increase in reinsurance recoverables	(63)	(134)	(331)	(272)
Decrease in deferred income taxes	138	29	54	51
Increase (decrease) for future policy benefits and unearned premiums	(40)	63	160	141
Net changes in other assets and other liabilities	(132)	51	185	(169)
Net payments for reinsurance transactions	(877)	—	—	—
Net cash (used for) provided by operating activities	(376)	444	866	557
Investing Activities
Proceeds from the sale/maturity/prepayment of:
Fixed maturities, available-for-sale	2,976	1,622	2,824	3,498
Equity securities, at fair value	47	3	7	213
Mortgage loans	294	158	373	257
Partnerships	102	71	77	134
Payments for the purchase of:
Fixed maturities, available-for-sale	(1,974)	(1,197)	(2,866)	(2,589)
Equity securities, at fair value	(121)	(45)	(26)	(5)
Mortgage loans	(207)	(177)	(242)	(413)
Partnerships	(100)	(74)	(134)	(156)
Net proceeds from (payments for) repurchase agreements program	(11)	8	(16)	19
Net proceeds from (payments for) derivatives	(161)	(539)	143	(272)
Net increase (decrease) in policy loans	9	(32)	15	(26)
Net proceeds from (payments for) short-term investments	(314)	200	(234)	288
Other investing activities, net	—	—	(10)	8
Net cash provided by (used for) investing activities	540	(2)	(89)	956
Financing Activities
Deposits and other additions to investment and universal life-type contracts	872	1,001	1,971	2,168
Withdrawals and other deductions from investment and universal life-type contracts	(4,766)	(4,862)	(9,627)	(11,074)
Net transfers from separate accounts related to investment and universal life-type contracts	3,598	3,659	7,117	8,202
Net increase (decrease) in securities loaned or sold under agreements to repurchase	131	270	(7)	(204)
Dividend paid on shares outstanding	—	(265)	(319)	(700)
Return of capital to parent	—	(235)	—	—
Net cash used for financing activities	(165)	(432)	(865)	(1,608)
Foreign exchange rate effect on cash	—	—	—	2
Net increase (decrease) in cash	(1)	10	(88)	(93)
Cash — beginning of period	50	40	128	221
Cash — end of period	$49	$50	$40	$128
Supplemental Disclosure of Cash Flow Information:
Income taxes received (paid)	$(13)	$2	$—	$25
See Notes to Consolidated Financial Statements.

TALCOTT RESOLUTION LIFE INSURANCE COMPANY AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(Dollar amounts in millions, unless otherwise stated)

1. Basis of Presentation and Significant Accounting Policies
Basis of Presentation
Talcott Resolution Life Insurance Company, together with its consolidated subsidiaries, (collectively, "TL," the "Company," "we" or "our") is a provider of insurance and investment products in the United States of America ("U.S.") and is a wholly-owned subsidiary of TR Re, Ltd. ("TR Re"), a Bermuda based entity. Talcott Resolution Life, Inc. ("TLI"), a Delaware corporation, and Hopmeadow Holdings, LP ("Hopmeadow Holdings," or "HHLP") are indirect parents of the Company.
The Consolidated Financial Statements have been prepared in accordance with accounting principles generally accepted in the U.S. (“U.S. GAAP”), which differ materially from the accounting practices prescribed by various insurance regulatory authorities.
On June 30, 2021, the Company's indirect owner, Hopmeadow Holdings GP LLC, completed the sale of the Company (the "Sixth Street Acquisition") through the merger of an affiliate of Sixth Street, a global investment firm, with and into HHLP pursuant to an Agreement and Plan of Merger (the “Agreement"). Through the Agreement, Sixth Street obtained 100% control of TLI and its life and annuity operating subsidiaries for a total purchase price of approximately $2.25 billion, comprised of a $500 pre-closing dividend and cash of $1.734 billion. The merger was accounted for by using business combination accounting together with an election to apply pushdown accounting. Under this method, the purchase price paid by the investment firm was assigned to the identifiable assets acquired and liabilities assumed as of the acquisition date based on their fair value. Determining the fair value of certain assets acquired and liabilities assumed is judgmental in nature and often involves the use of significant estimates and assumptions. TL's financial statements and footnote disclosures are presented into two distinct periods. The periods prior to the consummation of the Agreement are labeled ("Predecessor Company") and the period subsequent to that date is labeled ("Successor Company") to distinguish between the different basis of accounting between the periods presented. As a result of the application of pushdown accounting, the financial statements for the period of July 1, 2021 to December 31, 2021, are not comparable to the prior periods presented. In addition, as a result of the acquisition the Company conformed to Sixth Street's accounting policies and modified its presentation for certain transactions.
On September 17, 2021, the Company executed a flow reinsurance transaction with Lincoln National Corporation's ("Lincoln") insurance subsidiary, The Lincoln National Life Insurance Company. Under this reinsurance transaction, the Company coinsured a living benefit rider on variable annuity contracts issued by Lincoln between April 1, 2021 through June 30, 2022 up to a maximum of $1.5 billion of reinsured deposits. Lincoln will continue to service and administer the policies as insurer of the business.
On December 30, 2021, the Company entered into a reinsurance agreement with Allianz Life Insurance Company of North America ("Allianz"). Pursuant to such agreement, the Company assumed 100% of a block of fixed indexed annuities ("FIA") and 5% of another block of FIAs on a coinsurance basis. Certain of the FIAs included living withdrawal benefits. The Company acquired general account assets to support the assumed reserves and paid $693 to Allianz upon closing, primarily relating to a ceding commission of $866, offset by cash settlements. Under the reinsurance agreement, the Company will participate in an aggregated hedging pool administered by Allianz, whereby the Company will pay Allianz a fee in order to participate in the pool and will receive an index credit payout based on the level of participation in the pool. This reinsurance transaction was accounted for in accordance with reinsurance accounting. Under this method, a deferred gain on reinsurance was recorded in other liabilities upon the effective date for approximately $25 and will be recognized in income over the expected life of the underlying policies. Allianz will continue to service and administer the policies as insurer of the business.
On December 30, 2021, the Company entered into an affiliated reinsurance agreement with its parent TR Re. Pursuant to such reinsurance agreement, the Company generally ceded 50% of reserves related to variable annuity and payout annuity blocks, with 100% of certain variable annuity guarantees and certain structured settlement contracts ceded at a lesser quota share percentage. All but the Company’s terminal funding block was ceded on a modified coinsurance basis, with the pension risk transfer block ceded on a coinsurance with funds withheld basis. The reinsured business ceded was the Company's direct written business and was not previously assumed. This affiliate reinsurance transaction was accounted for in accordance with reinsurance accounting. Under this method, a deferred gain on reinsurance was recorded in other liabilities for approximately $805 and will be recognized in income over the expected life of the underlying policies. The Company will continue to service and administer the policies as insurer of the reinsured block of business and will remain responsible for fulfilling its obligations to policyholders. The Company paid TR Re $100 in ceding commission and an additional $84 to settle tax balances associated with the transaction as part of the arrangement.
On November 18, 2021, TLI received approval from the Connecticut Department of Insurance ("CTDOI") to contribute the Company to TR Re. On December 30, 2021, TLI contributed the Company to TR Re and TR Re subsequently became the Company's direct parent. TR Re was formed on June 28, 2021 and is an approved Class E insurer under the Bermuda Monetary Authority.

TALCOTT RESOLUTION LIFE INSURANCE COMPANY AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)
1. Basis of Presentation and Significant Accounting Policies (continued)
In conjunction with the sale from The Hartford Financial Services Group ("The Hartford") in 2018, the Company entered into a five year transition services agreement with The Hartford to provide general ledger, cash management, investment accounting and information technology infrastructure services. In March 2019, the Company converted its existing transition services agreement for investment accounting services into an administrative service agreement, which expires in May 2023. The transition services agreement with The Hartford for the remaining services ended in 2020, as those services had fully transitioned to the Company.
COVID-19 Update
The impact of the outbreak and continuing spread of the novel coronavirus ("COVID-19") and the related disruption to the worldwide economy continues to affect companies across all industries. For the period of July 1, 2021 to December 31, 2021 (Successor Company), the six months ended June 30, 2021 (Predecessor Company) and the year ended December 31 2020 (Predecessor Company), the COVID-19 pandemic did have varying impacts on components of revenue, however, there was no material impact on the Company's results of operations attributable to the COVID-19 pandemic. The duration and impact of the COVID-19 public health crisis on financial markets, overall economy and our operations remain uncertain, as is the efficacy of government and central bank interventions. The Company continues to operate in a fully remote work environment with minimal disruption to our operations. As further discussed in this document, the Company’s financial performance is dependent on financial market conditions and potential newly emergent trends in mortality and policyholder behavior as a result of the COVID-19 public health crisis. As such, the Company continues to be unable to quantify its impact on the financial results and operations in future periods.
Consolidation
The Consolidated Financial Statements include the accounts of TL and entities the Company directly or indirectly has a controlling financial interest in which the Company is required to consolidate. Entities in which TL has significant influence over the operating and financing decisions but is not required to consolidate are reported using the equity method. All intercompany transactions and balances between TL and its subsidiaries have been eliminated.
Use of Estimates
The preparation of financial statements, in conformity with U.S. GAAP, requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ materially from those estimates.
The most significant estimates include those used in determining estimated gross profits ("EGPs") used in the valuation and amortization of assets (including Value of Business Acquired ("VOBA") and liabilities associated with variable annuity, fixed indexed annuities and other universal life-type contracts, as well as any deferred reinsurance amounts; evaluation of credit losses on fixed maturities, available for sale ("AFS") and allowance for credit losses ("ACL") on mortgage loans; living benefits required to be fair valued; deferred gain or cost related to reinsurance transactions; valuation of investments and derivative instruments; valuation allowance on deferred tax assets; evaluation of goodwill and other intangible assets for impairment; amortization of the deferred gain on reinsurance; and contingencies relating to corporate litigation and regulatory matters. Certain of these estimates are particularly sensitive to market conditions, and deterioration and/or volatility in the worldwide debt or equity markets could have a material impact on the Consolidated Financial Statements. The ultimate extent to which the COVID-19 pandemic will directly impact the Company's business, results of operations and financial condition will depend on future developments that are highly uncertain.
Pushdown Accounting
The table below shows the main balance sheet line items impacted in pushdown accounting for the Sixth Street Acquisition, as of July 1, 2021:

TALCOTT RESOLUTION LIFE INSURANCE COMPANY AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)
1. Basis of Presentation and Significant Accounting Policies (continued)

Cash and invested assets	$19,711
VOBA	565
Deferred income taxes	737
Goodwill	97
Other intangible assets	67
Reinsurance recoverables and other assets	29,442
Separate account assets	112,857
Total assets	163,476

Reserves for future policy benefits	21,122
Other policyholder funds and benefits payable	25,961
Other liabilities	1,653
Separate account liabilities	112,857
Total liabilities	161,593

Equity	1,883
Total liabilities and stockholder's equity	$163,476

The Successor Company's assets and liabilities are recognized based on Sixth Street's accounting basis, with an offset to additional paid-in capital. In addition, retained earnings and accumulated other comprehensive income ("AOCI") of the Predecessor Company are not carried forward, as a new basis of accounting has been established.
Goodwill
Goodwill represents the excess of the acquisition cost of an acquired business over the fair value of assets acquired and liabilities assumed. Goodwill is not amortized but is tested for impairment at the entity or reporting unit level annually or when events or circumstances arise, such as adverse changes in the business climate, that would more likely than not reduce the fair value of the entity or a reporting unit below its carrying value. Our methodology for conducting this goodwill impairment testing contains both a qualitative and quantitative assessment.
The Company has the option to initially perform an assessment of qualitative factors in order to determine whether it is more likely than not that the fair value of the entity or a reporting unit is less than its carrying amount. The qualitative factors may include, but are not limited to, economic conditions, industry and market considerations, cost factors, overall financial performance of the entity or a reporting unit and other company and entity-level or reporting unit-specific events. If it is determined that it is more likely than not that the fair value of the entity or reporting unit is less than its carrying amount, we then perform the impairment evaluation using a more detailed quantitative assessment. If the carrying values of the entity or reporting units were to exceed their fair value under that quantitative assessment, the amount of the impairment would be calculated and goodwill would be adjusted accordingly. The Company could directly perform this quantitative assessment, bypassing the qualitative assessment and perform a quantitative impairment test.
For a discussion of goodwill from the Sixth Street Acquisition, see Note 7 - Goodwill and Other Intangible Assets.

TALCOTT RESOLUTION LIFE INSURANCE COMPANY AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)
1. Basis of Presentation and Significant Accounting Policies (continued)
Intangible Assets
Intangible assets with definite lives are amortized over the estimated useful life of the asset. Amortizing intangible assets primarily consist of internally developed software amortized over a period not to exceed seven years. Intangible assets with indefinite lives, primarily insurance licenses, are not amortized but are reviewed annually in the Company's impairment analysis. They will be tested for impairment more frequently if events or circumstances indicate the fair value of indefinitely lived intangibles is less than the carrying value.
Investments
In pushdown accounting, the acquired investments are recorded at fair value through adjustments to additional paid-in capital at the acquisition date.
Value of Business Acquired/Additional Reserves
In conjunction with the acquisition of the Company, a portion of the purchase price was allocated to the right to receive future gross profits from cash flows and earnings of the Company's insurance and investment contracts as of the date of the Sixth Street Acquisition. This intangible asset is called VOBA and is based on the actuarially estimated present value of future cash flows from the Company's insurance and investment contracts in-force as of the date of the transaction. The estimated fair value calculation of VOBA is based on certain assumptions, including equity market returns, mortality, persistency, expenses, discount rates, and other factors that the Company expects to experience in future years. Actual experience on the acquired contracts may vary from these projections and the recovery of VOBA is dependent upon the future profitability of the related business. The Company amortizes VOBA over estimated gross profits and it is reviewed for recoverability quarterly. The fair value of certain acquired obligations of the Company exceeded the book value of assumed in-force policy liabilities resulting in additional reserve liabilities. In pushdown accounting these liabilities were increased to fair value, which is presented separately from VOBA as an additional insurance liability in reserves for future policy benefits and other policyholder funds and benefits payable. The additional liability is amortized to income over the life of the underlying policies.
Adoption of New Accounting Standards
Financial Instruments - Credit Losses
On January 1, 2020, the Company adopted Accounting Standards Update ("ASU") 2016-13, Financial Instruments - Credit Losses (Topic 326), Measurement of Credit Losses on Financial Instruments, ("ASU 2016-13", or "CECL") together with related updated guidance for recognition and measurement of credit losses on certain financial instruments not carried at fair value, including reinsurance recoverables. This guidance replaces the “incurred loss” approach with an “expected loss” model for recognizing credit losses for instruments carried at amortized cost, which resulted in the recognition of greater allowances for losses. Under the new model, an ACL is recognized as an estimate of credit losses expected over the life of financial instruments, such as mortgage loans, reinsurance recoverables and off-balance sheet credit exposures that the Company cannot unconditionally cancel. The measurement of the expected credit loss estimate is based on historical loss data, current conditions, and reasonable and supportable forecasts.
Credit losses on fixed maturities, AFS carried at fair value continue to be measured similar to previous guidance for other-than-temporary impairments ("OTTI"); however, losses are now recognized through the ACL and no longer as an adjustment to the amortized cost. Recoveries of OTTI on fixed maturities, AFS are recognized as reversals of the ACL recognized through net realized capital gains and losses and no longer accreted as net investment income through an adjustment to the investment yield. For fixed maturities, AFS this guidance is applied prospectively. Additionally, the new guidance requires purchased financial assets with a more-than-insignificant amount of credit deterioration since original issuance to establish an ACL at acquisition, which is recorded with the purchase price to establish the initial amortized cost of the investment.
The Company adopted the guidance through a cumulative-effect adjustment that decreased retained earnings by $11 million, after tax, primarily related to the Company's mortgage loan investments. No ACL was recognized at adoption for fixed maturities, AFS as those provisions of the guidance are applied prospectively. Upon adoption, the Company did not have any purchased financial assets with a more-than-insignificant amount of credit deterioration since original issuance.

TALCOTT RESOLUTION LIFE INSURANCE COMPANY AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)
1. Basis of Presentation and Significant Accounting Policies (continued)

Summary of Adoption Impacts
ACL on mortgage loans	$(9)
ACL on reinsurance recoverables	(5)
Deferred income tax assets	3
Net decrease to retained earnings	$(11)
Future Adoption of New Accounting Standards
Accounting for Contract Assets and Contract Liabilities from Contracts with Customers
The Financial Accounting Standards Board ("FASB") issued ASU 2021-08 Accounting for Contract Assets and Contract Liabilities from Contracts with Customers in October 2021, which requires acquiring entities to apply Topic 606, Revenue from Contracts with Customers upon recognizing and measuring contract assets and liabilities in a business combination. This update is intended to improve comparability after a business combination, by providing consistent recognition and measurement of revenue contracts with customers acquired and not acquired in a business combination. ASU 2021-08 is effective for annual periods beginning after December 15, 2022 and interim periods within those annual periods, with early adoption permitted. The amendments in this ASU should be applied prospectively. We expect to adopt the provisions of this ASU in the first quarter of 2023 and do not expect it to have a material impact on the Company.
Targeted Improvements to the Accounting for Long Duration Contracts
The FASB issued ASU 2018-12 Targeted Improvements to the Accounting for Long-Duration Contracts ("ASU 2018-12") in August 2018, which impacts the existing recognition, measurement, presentation and disclosure requirements for certain long duration contracts issued by an insurance company. The guidance is intended to improve the timeliness of recognizing changes in the liability for future policy benefits ("LFPB"), by requiring annual or more frequent updates of insurance assumptions and modifying rates used to discount future cash flows. Further, the guidance seeks to improve the accounting for certain market-based options or guarantees associated with account balance contracts and improve the effectiveness of the required disclosures.
This guidance was amended through the issuance of ASU 2020-11, which deferred the effective date the Company is required to adopt the guidance to January 1, 2023, with early adoption permitted. The Company continues to assess its policies, processes, and applicable systems to determine the impact on the Company's operations and financial results. While it is not possible to reasonably estimate the expected impact of the new standard at this time due to the nature and extent of the required changes to a significant portion of the Company’s operations, we anticipate an increase to AOCI, upon adoption. This is due to the application and pushdown of purchase accounting associated with the Sixth Street Acquisition, which employed lower discount rates for the fair value calculations than the required discount rates to value the cash flows on the insurance liabilities under the new guidance. This standard represents a significant change from existing U.S. GAAP, however, it does not change the underlying economics of the business or its related cash flows. The Company has a transition date, the date of the Sixth Street Acquisition, and selected the modified retrospective transition method, with the potential exception of market risk benefits ("MRB"), which are required to be adopted on a retrospective basis. Additionally, the Company is reviewing the impact of its recent reinsurance transactions under the new standard.
As part of working toward implementation of the updated standard, the Company has made progress on key accounting policy decisions, including processes to identify insurance policy groupings for LFPB measurement, applicable discount rates, development of liability cash flow and claim expense assumptions, and VOBA amortization methodology. Long duration insurance contracts issued by the Company will be grouped into separate cohorts based on the product type and annual contract issue date.
Cash flow assumptions underlying insurance liabilities will be evaluated at least annually in the same fiscal quarter each year as to whether an update is needed. Under the new guidance, the Company will update the cash flow assumptions used to measure the liability for future policy benefits, for both changes in future assumptions and actual experience, at least annually using a retrospective update method with a cumulative catch-up adjustment recorded in a separate line item in net income. Cash flows are required to be discounted with an upper-medium grade (or low credit risk) fixed-income instrument yields, with the effect of discount rate changes on the liability recorded in OCI. The discount rate utilized is intended to reflect the duration characteristics of the corresponding insurance liabilities. The Company will obtain yield curves and spreads for a range of tenors to determine spot yields to discount the cash flows of the insurance liabilities as of each valuation date. This is a change from current U.S. GAAP which utilizes assumptions, including discount rates "locked in" at policy issuance and until such time significant changes in experience or assumptions may require the Company to establish premium deficiency reserves. When this occurs, premium deficiency reserves are recognized by unlocking reserve assumptions to eliminate a reserve deficiency under current U.S. GAAP.

TALCOTT RESOLUTION LIFE INSURANCE COMPANY AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)
1. Basis of Presentation and Significant Accounting Policies (continued)
The Company currently offers and assumes certain guarantees and product features on variable annuity and FIA products, which protect the contractholder from other-than-nominal capital market risk and expose the Company to other-than-nominal capital market risk.These MRB features are required to be measured at fair value with changes in fair value recorded in net income, with the exception of the changes in MRB liabilities attributable to a change in an entity's nonperformance risk, which is required to be recognized in OCI. For any assumed products, the portion of the change in MRBs attributable to changes in the reinsurer's nonperformance risk is recognized in income. The Company will maximize the use of relevant observable information and minimize the use of unobservable information in determining the balance of the MRBs upon adoption.

VOBA and other balances are expected to be amortized on a constant-level basis over the expected remaining term of the related contracts. As annuities do not have a face amount, the constant level basis used is expected to be based on the number of policies in-force.
Additionally, ASU 2018-12 requires certain enhanced presentation and disclosures including disaggregated rollforwards for LFPB, policyholder account balances, MRBs, separate account liabilities, deferred acquisition costs, and information about significant inputs, judgments and methods used in the measurement.
Significant Accounting Policies
The Company’s significant accounting policies are as follows:
Segment Information
The Company has no reportable segments and its principal products and services are comprised of variable annuities, fixed and payout annuities, FIAs and private-placement life insurance. The Company's determination that it has no reportable segments is based on the fact that the Company's chief operating decision maker reviews the Company's financial performance at a consolidated level.
Revenue Recognition
For investment and universal life-type contracts, the amounts collected from policyholders are considered deposits and are not included in revenue. Fee income for variable annuity and other universal life-type contracts consists of policy charges for policy administration, cost of insurance charges and surrender charges assessed against policyholders’ account balances and are recognized in the period in which services are provided. For the Company’s traditional life products, premiums are recognized as revenue when due from policyholders.
Income Taxes
The Company recognizes taxes payable or refundable for the current year and deferred taxes for the tax consequences of temporary differences between the financial reporting and tax basis of assets and liabilities. Deferred tax assets and liabilities are measured using enacted tax rates expected to apply to taxable income in the years the temporary differences are expected to reverse. A deferred tax provision is recorded for the tax effects of differences between the Company's current taxable income and its income before tax under U.S. GAAP in the Consolidated Statements of Operations. For deferred tax assets, the Company records a valuation allowance that is adequate to reduce the total deferred tax asset to an amount that will more likely than not be realized.
Investments
Overview
The Company’s investments in fixed maturities include bonds, structured securities, redeemable preferred stock and commercial paper. Most of these investments are classified as AFS and are carried at fair value, net of ACL, in accordance with new guidance adopted January 1, 2020 regarding expected credit losses. The after-tax difference between fair value and cost or amortized cost is reflected in stockholder's equity as a component of AOCI, after adjustments for the effect of VOBA and reserve adjustments. Equity securities are measured at fair value with any changes in valuation reported in net income. Policy loans are carried at outstanding balance. Mortgage loans are recorded at the outstanding principal balance adjusted for amortization of premiums or discounts and net of ACL. Short-term investments are carried at amortized cost, which approximates fair value. Limited partnerships and other alternative investments are reported at their carrying value and are primarily accounted for under the equity method with the Company’s share of earnings included in net investment income. Recognition of income related to limited partnerships and other alternative investments is delayed due to the availability of the related financial information, as private equity and other funds are generally on a three-month lag and hedge funds generally on a one-month lag. Accordingly, income for period of July 1, 2021 to December 31, 2021 (Successor Company) and the period of January 1, 2021 to June 30, 2021 (Predecessor Company) and the years ended December 31, 2020 and 2019 (Predecessor Company), respectively, may not include the full impact of current year changes in valuation of

TALCOTT RESOLUTION LIFE INSURANCE COMPANY AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)
1. Basis of Presentation and Significant Accounting Policies (continued)
the underlying assets and liabilities of the funds, which are generally obtained from the limited partnerships and other alternative investments’ general partners. Other investments consist of derivative instruments which are carried at fair value and real estate acquired in satisfaction of debt.
Net Realized Capital Gains and Losses
Net realized capital gains and losses from investment sales are reported as a component of revenues and are determined on a specific identification basis. Net realized capital gains and losses also result from fair value changes in equity securities and derivatives contracts (both freestanding and embedded) that do not qualify, or are not designated, as a hedge for accounting purposes. Impairments and changes in the ACL on fixed maturities, AFS; mortgage loans; and reinsurance recoverables are recognized as net realized capital losses in accordance with the Company’s impairment and ACL policies as discussed in Note 3 - Investments of Notes to Consolidated Financial Statements. Foreign currency transaction remeasurements are also included in net realized capital gains and losses.
Net Investment Income
Interest income from fixed maturities, AFS and mortgage loans is recognized when earned on the constant effective yield method based on estimated timing of cash flows. The amortization of premium and accretion of discount for fixed maturities also takes into consideration call and maturity dates that produce the lowest yield. For securitized financial assets subject to prepayment risk, yields are recalculated and adjusted periodically to reflect historical and/or estimated future prepayments using the retrospective method; however, if these investments have previously recognized an ACL and for certain other asset-backed securities, any yield adjustments are made using the prospective method. Prepayment fees and make-whole payments on fixed maturities and mortgage loans are recorded in net investment income when earned. For equity securities, dividends are recognized as investment income on the ex-dividend date. Limited partnerships and other alternative investments primarily use the equity method of accounting to recognize the Company’s share of earnings. Prior to January 1, 2020, the Company applied OTTI guidance to debt securities in an unrealized loss position and accreted the new cost basis to the estimated future cash flows over the expected remaining life of the security by prospectively adjusting the security’s yield, if necessary. In accordance with accounting guidance adopted January 1, 2020 regarding expected credit losses, the losses are now recognized through an ACL and no longer as an adjustment to amortized cost. The Company’s non-income producing investments were not material for the period of July 1, 2021 to December 31, 2021 (Successor Company), the period of January 1 to June 30, 2021 (Predecessor Company) and the years ended December 31, 2020 and 2019 (Predecessor Company), respectively.
Derivative Instruments
Overview
The Company utilizes a variety of over-the-counter ("OTC") transactions cleared through central clearing houses ("OTC-cleared") and exchange traded derivative instruments as part of its overall risk management strategy as well as to enter into replication transactions. The types of instruments may include swaps, caps, floors, forwards, futures and options to achieve one of four Company-approved objectives:
•to hedge risk arising from interest rate, equity market, commodity market, credit spread and issuer default, price or currency exchange rate risk or volatility;
•to manage liquidity;
•to control transaction costs;
•to enter into synthetic replication transactions.
Interest rate and credit default swaps involve the periodic exchange of cash flows with other parties, at specified intervals, calculated using agreed upon rates or other financial variables and notional principal amounts. Generally, little to no cash or principal payments are exchanged at the inception of the contract. Typically, at the time a swap is entered into, the cash flow streams exchanged by the counterparties are equal in value.
Interest rate cap and floor contracts entitle the purchaser to receive from the issuer at specified dates, the amount, if any, by which a specified market rate exceeds the cap strike interest rate or falls below the floor strike interest rate, applied to a notional principal amount. A premium payment determined at inception is made by the purchaser of the contract and no principal payments are exchanged.
Forward contracts are customized commitments that specify a rate of interest or currency exchange rate to be paid or received on an obligation beginning on a future start date and are typically settled in cash.

TALCOTT RESOLUTION LIFE INSURANCE COMPANY AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)
1. Basis of Presentation and Significant Accounting Policies (continued)
Financial futures are standardized commitments to either purchase or sell designated financial instruments, at a future date, for a specified price and may be settled in cash or through delivery of the underlying instrument. Futures contracts trade on organized exchanges. Margin requirements for futures are met by pledging securities or cash, and changes in the futures’ contract values are settled daily in cash.
Option contracts grant the purchaser, for a premium payment, the right to either purchase from or sell to the issuer a financial instrument at a specified price, within a specified period or on a stated date. The contracts may reference commodities, which grant the purchaser the right to either purchase from or sell to the issuer commodities at a specified price, within a specified period or on a stated date. Option contracts are typically settled in cash.
Foreign currency swaps exchange an initial principal amount in two currencies, agreeing to re-exchange the currencies at a future date, at an agreed upon exchange rate. There may also be a periodic exchange of payments at specified intervals calculated using the agreed upon rates and exchanged principal amounts.
The Company’s derivative transactions conducted in insurance company subsidiaries are used in strategies permitted under the derivative use plans required by the State of Connecticut and the State of New York insurance departments.
Accounting and Financial Statement Presentation of Derivative Instruments and Hedging Activities
Derivative instruments are recognized on the Consolidated Balance Sheets at fair value and are reported in other investments and other liabilities. For balance sheet presentation purposes, the Company has elected to offset the fair value amounts, income accruals, and related cash collateral receivables and payables of OTC derivative instruments executed in a legal entity and with the same counterparty or under a master netting agreement, which provides the Company with the legal right of offset.
The Company clears certain interest rate swap and credit default swap derivative transactions through central clearing houses. OTC-cleared derivatives require initial collateral at the inception of the trade in the form of cash or highly liquid securities, such as U.S. Treasuries and government agency investments. Central clearing houses also require additional cash as variation margin based on daily market value movements. For information on collateral, see the derivative collateral arrangements section in Note 4 - Derivatives of Notes to Consolidated Financial Statements. In addition, OTC-cleared transactions include price alignment amounts either received or paid on the variation margin, which are reflected in realized capital gains and losses or, if characterized as interest, in net investment income.
On the date the derivative contract is entered into, the Company designates the derivative as (1) a hedge of the variability in cash flows of a forecasted transaction or of amounts to be received or paid related to a recognized asset or liability (“cash flow” hedge), (2) a hedge of a net investment in a foreign operation (“net investment” hedge) or (3) held for other investment and/or risk management purposes, which primarily involve managing asset or liability related risks and do not qualify for hedge accounting.
Cash Flow Hedges - Changes in the fair value of a derivative that is designated and qualifies as a cash flow hedge, including foreign-currency cash flow hedges, are recorded in AOCI and are reclassified into earnings when the variability of the cash flow of the hedged item impacts earnings. Gains and losses on derivative contracts that are reclassified from AOCI to current period earnings are included in the line item in the Consolidated Statements of Operations in which the cash flows of the hedged item are recorded. Periodic derivative net coupon settlements are recorded in the line item of the Consolidated Statements of Operations in which the cash flows of the hedged item are recorded. Cash flows from cash flow hedges are presented in the same category as the cash flows from the items being hedged on the Consolidated Statements of Cash Flows.
Other Investment and/or Risk Management Activities - The Company’s other investment and/or risk management activities primarily relate to strategies used to reduce economic risk or replicate permitted investments and do not receive hedge accounting treatment. Changes in the fair value, including periodic derivative net coupon settlements, of derivative instruments held for other investment and/or risk management purposes are reported in current period earnings as net realized capital gains and losses.
Hedge Documentation and Effectiveness Testing
To qualify for hedge accounting treatment, a derivative must be highly effective in mitigating the designated changes in fair value or cash flow of the hedged item. At hedge inception, the Company formally documents all relationships between hedging instruments and hedged items, as well as its risk-management objective and strategy for undertaking each hedge transaction. The documentation process includes linking derivatives that are designated as fair value, cash flow, or net investment hedges to specific assets or liabilities on the balance sheet or to specific forecasted transactions and defining the effectiveness testing methods to be used. The Company also formally assesses both at the hedge’s inception and ongoing on a quarterly basis, whether the derivatives that are used in hedging transactions have been and are expected to

TALCOTT RESOLUTION LIFE INSURANCE COMPANY AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)
1. Basis of Presentation and Significant Accounting Policies (continued)
continue to be highly effective in offsetting changes in fair values, cash flows or net investment in foreign operations of hedged items. Hedge effectiveness is assessed primarily using quantitative methods as well as using qualitative methods. Quantitative methods include regression or other statistical analysis of changes in fair value or cash flows associated with the hedge relationship. Qualitative methods may include comparison of critical terms of the derivative to the hedged item.
Discontinuance of Hedge Accounting
The Company discontinues hedge accounting prospectively when (1) it is determined that the qualifying criteria are no longer met; (2) the derivative is no longer designated as a hedging instrument; or (3) the derivative expires or is sold, terminated or exercised.
When cash flow hedge accounting is discontinued because the Company becomes aware that it is not probable that the forecasted transaction will occur, the derivative continues to be carried on the balance sheet at its fair value, and gains and losses that were accumulated in AOCI are recognized immediately in earnings.
In other situations in which hedge accounting is discontinued, including those where the derivative is sold, terminated or exercised, amounts previously deferred in AOCI are reclassified into earnings when earnings are impacted by the hedged item.
Embedded Derivatives
The Company purchases investments, and has previously issued and assumed via reinsurance financial products that contain embedded derivative instruments. When it is determined that (1) the embedded derivative possesses economic characteristics that are not clearly and closely related to the economic characteristics of the host contract and (2) a separate instrument with the same terms would qualify as a derivative instrument, the embedded derivative is bifurcated from the host for measurement purposes. The embedded derivative, which is reported with the host instrument on the Consolidated Balance Sheets, is carried at fair value with changes in fair value reported in net realized capital gains and losses.
Credit Risk
Credit risk is defined as the risk of financial loss due to uncertainty of an obligor’s or counterparty’s ability or willingness to meet its obligations in accordance with agreed upon terms. Credit exposures are measured using the market value of the derivatives, resulting in amounts owed to the Company by its counterparties or potential payment obligations from the Company to its counterparties. The Company generally requires that OTC derivative contracts, other than certain forward contracts, be governed by International Swaps and Derivatives Association ("ISDA") agreements which are structured by legal entity and by counterparty, and permit right of offset. Some agreements require daily collateral settlement based upon agreed upon thresholds. For purposes of daily derivative collateral maintenance, credit exposures are generally quantified based on the prior business day’s market value and collateral is pledged to and held by, or on behalf of, the Company to the extent the current value of the derivatives exceed the contractual thresholds. For the Company’s domestic derivative programs, the maximum uncollateralized threshold for a derivative counterparty for a single legal entity is $10. The Company also minimizes the credit risk of derivative instruments by entering into transactions with high quality counterparties primarily rated A or better, which are monitored and evaluated by the Company’s risk management team and reviewed by senior management. OTC-cleared derivatives are governed by clearing house rules. Transactions cleared through a central clearing house reduce risk due to their ability to require daily variation margin and act as an independent valuation source. In addition, the Company monitors counterparty credit exposure on a monthly basis to ensure compliance with Company policies and statutory limitations.
Cash
Cash represents cash on hand and demand deposits with banks or other financial institutions.
Reinsurance
The Company cedes insurance to affiliated and unaffiliated insurers to enable the Company to manage capital and risk exposure. In ceding risks, the Company uses yearly renewable term, coinsurance and modified coinsurance arrangements and variation thereof. Failure of reinsurers to honor their obligations could result in losses to the Company.
The Company's ceded affiliated reinsurance arrangements are on a modified coinsurance and a coinsurance with funds withheld basis. Under modified coinsurance arrangements, both the ceded reserves and the investment assets that support the reserves are retained by the Company and profit and loss with respect to the obligations and investment returns flow through periodic net settlements. Under coinsurance with funds withheld arrangements, ceded reserves are transferred to the reinsurer, however, investment assets that support the reserves are retained by the Company, and profit and loss with respect to only the investment returns flow through periodic net settlements. Both modified coinsurance and coinsurance with funds withheld arrangements require the Company to establish segregated accounts in which the assets supporting the

TALCOTT RESOLUTION LIFE INSURANCE COMPANY AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)
1. Basis of Presentation and Significant Accounting Policies (continued)
ceded obligations are maintained. A funds withheld liability is established which represents the fair value of investment assets segregated under modified coinsurance or coinsurance with funds withheld reinsurance arrangements.
The funds withheld liability is comprised of a host contract and an embedded derivative. For ceded reinsurance agreements, the Company has an obligation to pay the total return on the assets supporting the funds withheld liability. Interest accrues at a risk-free rate on the host contract and is recorded as net investment income in the Consolidated Statements of Operations. The embedded derivative is similar to a total return swap on the income generated by the underlying assets held by the Company. The change in the embedded derivative is recorded in net realized capital gains (losses).
The Company also cedes to and assumes from other insurers on coinsurance arrangements. Under coinsurance arrangements, reserves and investment assets are transferred from the ceding insurer to the reinsurer. In certain arrangements, the reinsurer will hold the assets supporting the reserves in a trust for the benefit of the ceding insurer.

Reinsurance accounting is followed for ceded and assumed transactions that provide indemnification against loss or liability relating to insurance risk (i.e., risk transfer). To meet risk transfer requirements, a reinsurance agreement must include insurance risk, consisting of underwriting, investment, and timing risk, and a reasonable possibility of a significant loss to the reinsurer. If the ceded and assumed transactions do not meet risk transfer requirements, the Company accounts for these transactions as financing transactions. The deferred gain on or cost of reinsurance related to long-duration contracts is accounted for over the life of the underlying reinsured policies using assumptions consistent with those used to account for the underlying policies. We generally have the right of offset on reinsurance contracts, but have elected to present balances due to and due from reinsurance counterparties on a gross basis on the financial statements.
Premiums, benefits, losses and loss adjustment expenses reflect the net effects of ceded and assumed reinsurance transactions. Included in other assets are prepaid reinsurance premiums, which represent the portion of premiums ceded to reinsurers applicable to the unexpired terms of the reinsurance agreements. Included in reinsurance recoverables are balances due from reinsurance companies for paid and unpaid losses and loss adjustment expenses and are presented net of an ACL which is based on the expectation of lifetime credit loss.
The Company evaluates the financial condition of its reinsurers and concentrations of credit risk. Reinsurance is placed with reinsurers that meet strict financial criteria established by the Company.
Value of Business Acquired
VOBA represents the estimated value assigned to the right to receive future gross profits from cash flows and earnings of acquired insurance and investment contracts as of the date of the transaction. It is based on the actuarially estimated present value of future cash flows from the acquired insurance and investment contracts in-force as of the date of the transaction. The principal assumptions used in estimating VOBA include equity market returns, mortality, persistency, expenses, and discount rates, in addition to other factors that the Company expects to experience in future years. Actual experience on the acquired contracts may vary from these projections and the recovery of VOBA is dependent upon the future profitability of the related business. The Company amortizes VOBA over EGPs and it is reviewed for recoverability quarterly.
The Company also uses the present value of EGPs to determine reserves for universal life type contracts (including variable annuities) with death or other insurance benefits such as guaranteed minimum death benefits, life-contingent guaranteed minimum withdrawal and universal life insurance secondary guarantee benefits. These benefits are accounted for and collectively referred to as death and other insurance benefit reserves and are held in addition to the account value liability representing policyholder funds.
For most life insurance product contracts, including variable annuities, the Company estimates gross profits over 20 years as EGPs emerging subsequent to that time frame are immaterial. Future gross profits are projected over the estimated lives of the underlying contracts, based on future account value projections for variable annuity products. The projection of future account values requires the use of certain assumptions including: separate account returns; separate account fund mix; fees assessed against the contract holder’s account balance; full and partial surrender rates; interest credited; mortality; and annuitization rates. Changes in these assumptions and changes to other assumptions such as expenses and hedging costs cause EGPs to fluctuate, which impacts earnings.
In the third quarter of 2021, the Company completed a comprehensive policyholder behavior assumption study which resulted in a non-market related after-tax charge and incorporated the results of that study into its projection of future gross profits. Additionally, throughout the year, the Company evaluates various aspects of policyholder behavior and will revise its policyholder behavior assumptions if credible emerging data indicates that changes are warranted. Upon completion of an annual assumption study or evaluation of credible new information, the Company will revise its assumptions to reflect its current best estimate. These assumption revisions will change the projected account values and the related EGPs in the VOBA models, as well as EGPs used in the death and other insurance benefit reserving models.

TALCOTT RESOLUTION LIFE INSURANCE COMPANY AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)
1. Basis of Presentation and Significant Accounting Policies (continued)
All assumption changes that affect the estimate of future EGPs including the update of current account values and policyholder behavior assumptions are considered an Unlock in the period of revision. An Unlock adjusts the VOBA, death and other insurance benefit reserve balances on the Consolidated Balance Sheets with an offsetting benefit or charge on the Consolidated Statements of Operations in the period of the revision. An Unlock revises EGPs to reflect the Company's current best estimate assumptions. The Company also tests the aggregate recoverability of VOBA by comparing the existing balance to the present value of future EGPs. An Unlock that results in an after-tax benefit generally occurs as a result of actual experience or future expectations of product profitability being favorable compared to previous estimates. An Unlock that results in an after-tax charge generally occurs as a result of actual experience or future expectations of product profitability being unfavorable compared to previous estimates.
Policyholders or their beneficiaries may make modifications to existing contracts. If the new modification results in a substantially changed replacement contract, the existing VOBA is written off through income. If the modified contract is not substantially changed, the existing VOBA continues to be amortized and incremental costs are expensed in the period incurred.
Reserve for Future Policy Benefits
Reserve for Future Policy Benefits on Universal Life-type Contracts
Certain contracts classified as universal life-type include death and other insurance benefit features. These features include guaranteed minimum death benefit ("GMDB") and the life-contingent portion of guaranteed minimum withdrawal benefit ("GMWB") riders offered with variable annuity contracts, secondary guarantee benefits offered with universal life insurance contracts, as well as GLWB riders and guaranteed annuitization benefits offered by assumed FIA contracts. GMDB riders on variable annuities provide a death benefit during the accumulation phase that is generally equal to the greater of (a) the contract value at death or (b) premium payments less any prior withdrawals and may include adjustments that increase the benefit, such as for maximum anniversary value ("MAV"). For the Company's products with life-contingent GMWB riders, the withdrawal benefit can exceed the guaranteed remaining balance ("GRB"), which is generally equal to premiums less withdrawals. In addition to recording an account value liability that represents policyholder funds, the Company records a death and other insurance benefit liability for GMDBs, the life-contingent portion of GMWBs and the universal life insurance secondary guarantees. Universal life insurance secondary guarantee benefits ensure that the policy will not terminate, and will continue to provide a death benefit, even if there is insufficient policy value to cover the monthly deductions and charges. GLWBs on FIA contracts allow guaranteed lifetime withdrawals even if account value is otherwise insufficient. Certain FIA contracts contain a second notional account value which provides additional annuitization benefits. This death and other insurance benefit liability is reported in reserve for future policy benefits on the Company’s Consolidated Balance Sheets. Changes in the death and other insurance benefit reserves are recorded in benefits, losses and loss adjustment expenses in the Company’s Consolidated Statements of Operations.
The death and other insurance benefit liability is determined by estimating the expected present value of the benefits in excess of the policyholder’s expected account value in proportion to the present value of total expected assessments and investment margin. Total expected assessments are the aggregate of all contract charges, including those for administration, mortality, expense, and surrender. The liability is accrued as actual assessments are earned. The expected present value of benefits and assessments are generally derived from a set of stochastic scenarios that have been calibrated to assumed market rates of return and assumptions including volatility, discount rates, lapse rates and mortality experience. Consistent with the Company’s policy on the Unlock, the Company regularly evaluates estimates used and adjusts the liability, with a related charge or credit to benefits, losses and loss adjustment expenses. For further information on the Unlock, see the Value of Business Acquired accounting policy section within this footnote.
The Company reinsures a majority of its in-force GMDB and GMWB and all of its universal life insurance secondary guarantees.
Reserve for Future Policy Benefits on Traditional Annuity and Other Contracts
Traditional annuities recorded within the reserve for future policy benefits primarily include life-contingent contracts in the payout phase such as structured settlements and terminal funding agreements. Other contracts within the reserve for policyholder benefits include whole life and guaranteed term life insurance contracts. The reserve for future policy benefits is calculated using standard actuarial methods considering the present value of future benefits and related expenses to be paid less the present value of the portion of future premiums required using assumptions “locked in” at the time the policies were issued, including discount rate, withdrawal, mortality and expense assumptions deemed appropriate at the issue date. Future policy benefits are computed at amounts that, with additions from any estimated premiums to be received and with interest on such reserves compounded annually at assumed rates, are expected to be sufficient to meet the Company’s policy obligations at their maturities or in the event of an insured’s death. While assumptions are locked in upon issuance of new contracts and annuitizations of existing contracts, significant changes in experience or assumptions may require the

TALCOTT RESOLUTION LIFE INSURANCE COMPANY AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)
1. Basis of Presentation and Significant Accounting Policies (continued)
Company to establish premium deficiency reserves. Premium deficiency reserves, if any, are established based on current assumptions without considering a provision for adverse deviation. Changes in or deviations from the assumptions used can significantly affect the Company’s reserve levels and results from operations.
The Company uses reinsurance for a portion of its fixed and payout annuity businesses and its life insurance business.
Other Policyholder Funds and Benefits Payable
Other policyholder funds and benefits payable primarily include the non-variable account values associated with variable annuity, assumed FIA and other universal life-type contracts, investment contracts, assumed FIAs and the non-life contingent portion of variable annuity GMWBs that are accounted for as embedded derivatives at fair value as well as other policyholder account balances associated with our life insurance businesses and assumed reinsurance. Investment contracts are non-life contingent and include institutional and governmental deposits, structured settlements and fixed annuities. The liability for investment contracts is equal to the balance that accrues to the benefit of the contract holder as of the financial statement date, which includes the accumulation of deposits plus credited interest, less withdrawals, payments and assessments through the financial statement date. For discussion of fair value of GMWBs and assumed FIAs that represent embedded derivatives, see Note 2 - Fair Value Measurements of Notes to Consolidated Financial Statements.
Separate Account Liabilities
The Company records the variable account value portion of variable annuities, variable life insurance products and individual, institutional, and governmental investment contracts within separate accounts. Separate account assets are reported at fair value and separate account liabilities are reported at amounts consistent with separate account assets. Investment income and gains and losses from those separate account assets accrue directly to the policyholder, who assumes the related investment risk, and are offset by change in the related liability. The Company earns fee income for investment management, certain administrative services and mortality and expense risks.

TALCOTT RESOLUTION LIFE INSURANCE COMPANY AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)
2. Fair Value Measurements
The Company carries certain financial assets and liabilities at estimated fair value. Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in the principal or most advantageous market in an orderly transaction between market participants. Our fair value framework includes a hierarchy that gives the highest priority to the use of quoted prices in active markets, followed by the use of market observable inputs, followed by the use of unobservable inputs. The fair value hierarchy levels are as follows:
Level 1    Fair values based primarily on unadjusted quoted prices for identical assets, or liabilities, in active markets that the Company has the ability to access at the measurement date.
Level 2    Fair values primarily based on observable inputs, other than quoted prices included in Level 1, or based on prices for similar assets and liabilities.
Level 3    Fair values derived when one or more of the significant inputs are unobservable (including assumptions about risk). With little or no observable market, the determination of fair values uses considerable judgment and represents the Company’s best estimate of an amount that could be realized in a market exchange for the asset or liability. Also included are securities that are traded within illiquid markets and/or priced by independent brokers.
The Company will classify the financial asset or liability by level based upon the lowest level input that is significant to the determination of the fair value. In most cases, both observable inputs (e.g., changes in interest rates) and unobservable inputs (e.g., changes in risk assumptions) are used to determine fair values that the Company has classified within Level 3.

TALCOTT RESOLUTION LIFE INSURANCE COMPANY AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)
2. Fair Value Measurements (continued)

Assets and (Liabilities) Carried at Fair Value by Hierarchy Level as of December 31, 2021 (Successor Company)
	Total	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)
Assets Accounted for at Fair Value on a Recurring Basis
Fixed maturities, AFS
Asset backed securities ("ABS")	$258	$—	$258	$—
Collateralized loan obligations ("CLOs")	944	—	785	159
Commercial mortgage-backed securities ("CMBS")	2,335	—	2,059	276
Corporate	13,357	39	12,653	665
Foreign government/government agencies	362	—	362	—
Municipal	1,456	—	1,455	1
Residential mortgage-backed securities ("RMBS")	811	—	737	74
U.S. Treasuries	1,448	127	1,321	—
Total fixed maturities	20,971	166	19,630	1,175
Equity securities, at fair value	203	11	171	21
Derivative assets
Credit derivatives	2	—	2	—
Foreign exchange derivatives	7	—	7	—
Interest rate derivatives	18	—	15	3
Macro hedge program	16	—	(11)	27
Total derivative assets [1]	43	—	13	30
Short-term investments	1,254	744	435	75
Reinsurance recoverable for GMWB	(8)	—	—	(8)
Separate account assets [2]	110,021	69,089	40,449	79
Total assets accounted for at fair value on a recurring basis	$132,484	$70,010	$60,698	$1,372
Liabilities accounted for at fair value on a recurring basis
Other policyholder funds and benefits payable
FIA embedded derivative	$(655)	$—	$—	$(655)
GMWB embedded derivative	80	—	—	80
Total other policyholder funds and benefits payable	(575)	—	—	(575)
Derivative liabilities
Foreign exchange derivatives	2	—	2	—
Interest rate derivatives	(25)	—	(22)	(3)
Macro hedge program	(229)	—	(14)	(215)
Total derivative liabilities [3]	(252)	—	(34)	(218)
Modified coinsurance reinsurance contracts	15	—	15	—
Total liabilities accounted for at fair value on a recurring basis	$(812)	$—	$(19)	$(793)

TALCOTT RESOLUTION LIFE INSURANCE COMPANY AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)
2. Fair Value Measurements (continued)

Assets and (Liabilities) Carried at Fair Value by Hierarchy Level as of December 31, 2020 (Predecessor Company)
	Total	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)
Assets Accounted for at Fair Value on a Recurring Basis
Fixed maturities, AFS
ABS	$444	$—	$444	$—
CLOs	1,428	—	1,169	259
CMBS	1,215	—	1,161	54
Corporate	8,552	—	8,224	328
Foreign government/government agencies	266	—	266	—
Municipal	875	—	875	—
RMBS	769	—	615	154
U.S. Treasuries	1,326	117	1,209	—
Total fixed maturities	14,875	117	13,963	795
Equity securities, at fair value	65	11	22	32
Derivative assets
Foreign exchange derivatives	(1)	—	(1)	—
Interest rate derivatives	6	—	4	2
Macro hedge program	7	—	7	—
Total derivative assets [1]	12	—	10	2
Short-term investments	802	586	194	22
Reinsurance recoverable for GMWB	7	—	—	7
Separate account assets [2]	108,748	67,679	40,609	20
Total assets accounted for at fair value on a recurring basis	$124,509	$68,393	$54,798	$878

Liabilities accounted for at fair value on a recurring basis
Other policyholder funds and benefits payable
GMWB embedded derivative	$21	$—	$—	$21
Total other policyholder funds and benefits payable	21	—	—	21
Derivative liabilities
Foreign exchange derivatives	(1)	—	(1)	—
Interest rate derivatives	(19)	—	(19)	—
Macro hedge program	(460)	—	(19)	(441)
Total derivative liabilities [3]	(480)	—	(39)	(441)
Modified coinsurance reinsurance contracts	(93)	—	(93)	—
Total liabilities accounted for at fair value on a recurring basis	$(552)	$—	$(132)	$(420)
[1]    Includes derivative instruments in a net positive fair value position after consideration of the accrued interest and impact of collateral posting requirements which may be imposed by agreements and applicable law. See footnote 3 to this table for derivative liabilities.
[2]    Approximately $1.6 billion and $877 of investment sales receivables, as of December 31, 2021 (Successor Company) and 2020 (Predecessor Company), respectively, are excluded from this disclosure requirement because they are trade receivables in the ordinary course of business where the carrying amount approximates fair value. Included in the total fair value amount are $404 and $441 of investments, as of December 31, 2021 (Successor Company) and 2020 (Predecessor Company), respectively, for which the fair value is estimated using the net asset value per unit as a practical expedient which are excluded from the disclosure requirement to classify amounts in the fair value hierarchy.
[3]    Includes derivative instruments in a net negative fair value position (derivative liability) after consideration of the accrued interest and impact of collateral posting requirements which may be imposed by agreements and applicable law.

TALCOTT RESOLUTION LIFE INSURANCE COMPANY AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)
2. Fair Value Measurements (continued)
Fixed Maturities, Equity Securities, Short-term Investments and Freestanding Derivatives
Valuation Techniques
The Company generally determines fair values using valuation techniques that use prices, rates, and other relevant information evident from market transactions involving identical or similar instruments. Valuation techniques also include, where appropriate, estimates of future cash flows that are converted into a single discounted amount using current market expectations. The Company uses a "waterfall" approach comprised of the following pricing sources and techniques, which are listed in priority order:
•Quoted prices, unadjusted, for identical assets or liabilities in active markets, which are classified as Level 1.
•Prices from third-party pricing services, which primarily utilize a combination of techniques. These services utilize recently reported trades of identical, similar, or benchmark securities making adjustments for market observable inputs available through the reporting date. If there are no recently reported trades, they may use a discounted cash flow technique to develop a price using expected cash flows based upon the anticipated future performance of the underlying collateral discounted at an estimated market rate. Both techniques develop prices that consider the time value of future cash flows and provide a margin for risk, including liquidity and credit risk. Most prices provided by third-party pricing services are classified as Level 2 because the inputs used in pricing the securities are observable. However, some securities that are less liquid or trade less actively are classified as Level 3. Additionally, certain long-dated securities, such as municipal securities and bank loans, include benchmark interest rate or credit spread assumptions that are not observable in the marketplace and are thus classified as Level 3.
•Internal matrix pricing is a valuation process internally developed for private placement securities for which the Company is unable to obtain a price from a third-party pricing service. Internal pricing matrices determine credit spreads that, when combined with risk-free rates, are applied to contractual cash flows to develop a price. The Company develops credit spreads using market based data for public securities adjusted for credit spread differentials between public and private securities, which are obtained from a survey of multiple private placement brokers. The market-based reference credit spread considers the issuer’s sector, financial strength, and term to maturity, using an independent public security index, while the credit spread differential considers the non-public nature of the security. Securities priced using internal matrix pricing are classified as Level 2 because the significant inputs are observable or can be corroborated with observable data.
•Independent broker quotes, which are typically non-binding use inputs that can be difficult to corroborate with observable market based data. Brokers may use present value techniques using assumptions specific to the security types, or they may use recent transactions of similar securities. Due to the lack of transparency in the process that brokers use to develop prices, valuations that are based on independent broker quotes are classified as Level 3.
The fair value of freestanding derivative instruments is determined primarily using a discounted cash flow model or option model technique and incorporates counterparty credit risk. In some cases, quoted market prices for exchange-traded and OTC cleared derivatives may be used and in other cases independent broker quotes may be used. The pricing valuation models primarily use inputs that are observable in the market or can be corroborated by observable market data. The valuation of certain derivatives may include significant inputs that are unobservable, such as volatility levels, and reflect the Company’s view of what other market participants would use when pricing such instruments. Unobservable market data is used in the valuation of customized derivatives that are used to hedge certain GMWB variable annuity riders. See the section “GMWB Embedded, Customized, and Reinsurance Derivatives” below for further discussion of the valuation model used to value these customized derivatives.
Valuation Inputs
Quoted prices for identical assets in active markets are considered Level 1 and consist of on-the-run U.S. Treasuries, money market funds, exchange-traded equity securities, open-ended mutual funds, certain short-term investments, and exchange traded futures and option contracts.

TALCOTT RESOLUTION LIFE INSURANCE COMPANY AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)
2. Fair Value Measurements (continued)

Valuation Inputs Used in Levels 2 and 3 Measurements for Securities and Freestanding Derivatives
Level 2 Primary Observable Inputs	Level 3 Primary Unobservable Inputs
Fixed Maturity Investments
Structured securities (includes ABS, CLOs, CMBS and RMBS)
• Benchmark yields and spreads
• Monthly payment information
• Collateral performance, which varies by vintage year and includes delinquency rates, loss severity rates and refinancing assumptions
• Credit default swap indices

Other inputs for ABS, CLOs, and RMBS:
• Estimate of future principal prepayments, derived from the characteristics of the underlying structure
• Prepayment speeds previously experienced at the interest rate levels projected for the collateral	• Independent broker quotes
• Credit spreads beyond observable curve
• Interest rates beyond observable curve

Other inputs for less liquid securities or those that trade less actively, including subprime RMBS:
• Estimated cash flows
• Credit spreads, which include illiquidity premium
• Constant prepayment rates
• Constant default rates
• Loss severity
Corporates
• Benchmark yields and spreads
• Reported trades, bids, offers of the same or similar securities
• Issuer spreads and credit default swap curves

Other inputs for investment grade privately placed securities that utilize internal matrix pricing:
• Credit spreads for public securities of similar quality, maturity, and sector, adjusted for non-public nature	• Independent broker quotes
• Credit spreads beyond observable curve
• Interest rates beyond observable curve

Other inputs for below investment grade privately placed securities and private bank loans:
• Credit spreads for public securities of similar quality, maturity, and sector, adjusted for non-public nature
U.S Treasuries, Municipals, and Foreign government/government agencies
• Benchmark yields and spreads
• Issuer credit default swap curves
• Political events in emerging market economies
• Municipal Securities Rulemaking Board reported trades and material event notices
• Issuer financial statements	• Credit spreads beyond observable curve • Interest rates beyond observable curve
Equity Securities
• Quoted prices in markets that are not active	• For privately traded equity securities, internal discounted cash flow models utilizing earnings multiples or other cash flow assumptions that are not observable
Short-term Investments
• Benchmark yields and spreads • Reported trades, bids, offers • Issuer spreads and credit default swap curves • Material event notices and new issue money market rates	• Independent broker quotes
Derivatives
Credit derivatives
• Swap yield curve • Credit default swap curves	Not applicable
Foreign exchange derivatives
• Swap yield curve • Currency spot and forward rates • Cross currency basis curves	Not applicable
Interest rate derivatives
• Swap yield curve	• Independent broker quotes • Interest rate volatility • Swap curve beyond 30 years

TALCOTT RESOLUTION LIFE INSURANCE COMPANY AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)
2. Fair Value Measurements (continued)

Significant Unobservable Inputs for Level 3 - Securities
As of December 31, 2021 (Successor Company)
Assets Accounted for at Fair Value on a Recurring Basis	Fair Value	Predominant Valuation Technique	Significant Unobservable Input	Minimum	Maximum	Weighted Average [1]	Impact of Increase in Input on Fair Value [2]
CLOs [3]	$159	Discounted cash flows	Spread	234bps	258bps	257bps	Decrease
CMBS [3]	276	Discounted cash flows	Spread (encompasses prepayment, default risk and loss severity)	203bps	637bps	303bps	Decrease
Corporate [4]	623	Discounted cash flows	Spread	125bps	1,227bps	278bps	Decrease
RMBS [3]	65	Discounted cash flows	Spread [6]	39bps	229bps	90bps	Decrease
			Constant prepayment rate [6]	4%	16%	8%	Decrease [5]
			Constant default rate [6]	1%	4%	3%	Decrease
			Loss severity [6]	—%	100%	64%	Decrease
As of December 31, 2020 (Predecessor Company)
Assets accounted for at Fair Value on a Recurring Basis	Fair Value	Predominant Valuation Technique	Significant Unobservable Input	Minimum	Maximum	Weighted Average [1]	Impact of Increase in Input on Fair Value [2]
CLOs [3]	$259	Discounted cash flows	Spread	249bps	305bps	304bps	Decrease
CMBS [3]	49	Discounted cash flows	Spread (encompasses prepayment, default risk and loss severity)	255bps	1,582bps	570bps	Decrease
Corporate [4]	269	Discounted cash flows	Spread	116bps	1,210bps	304bps	Decrease
RMBS [3]	154	Discounted cash flows	Spread [6]	7bps	592bps	119bps	Decrease
			Constant prepayment rate [6]	—%	10%	5%	Decrease [5]
			Constant default rate [6]	2%	6%	3%	Decrease
			Loss severity [6]	—%	100%	81%	Decrease
[1]    The weighted average is determined based on the fair value of the securities.
[2]    Conversely, the impact of a decrease in input would have the opposite impact to the fair value as that presented in the table.
[3]    Excludes securities for which the Company bases fair value on broker quotations.
[4]    Excludes securities for which the Company bases fair value on broker quotations; however, included are broker-priced lower-rated private placement securities for which the Company receives spread and yield information to corroborate the fair value.
[5]    Decrease for above market rate coupons and increase for below market rate coupons.
[6]    Generally, a change in the assumption used for the constant default rate would have been accompanied by a directionally similar change in the assumption used for the loss severity and a directionally opposite change in the assumption used for constant prepayment rate and would have resulted in wider spreads.

TALCOTT RESOLUTION LIFE INSURANCE COMPANY AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)
2. Fair Value Measurements (continued)
The tables below exclude certain securities for which fair values are predominately based on independent broker quotes.

Significant Unobservable Inputs for Level 3 - Freestanding Derivatives
As of December 31, 2021 (Successor Company)
	Fair Value	Predominant Valuation Technique	Significant Unobservable Input	Minimum	Maximum	Weighted Average [1]	Impact of Increase in Input on Fair Value [2]
Interest rate derivatives
Interest rate swaps	$3	Discounted cash flows	Swap curve beyond 30 years	2%	2%	2%	Decrease
Interest rate swaptions	(3)	Option model	Interest rate volatility	1%	1%	1%	Increase
Macro hedge program [3] [4]
Equity options	(195)	Option model	Equity volatility	17%	63%	28%	Increase
Interest rate swaption	7	Option model	Interest rate volatility	1%	1%	1%	Increase
As of December 31, 2020 (Predecessor Company)
	Fair Value	Predominant Valuation Technique	Significant Unobservable Input	Minimum	Maximum	Weighted Average [1]	Impact of Increase in Input on Fair Value [2]
Interest rate derivatives
Interest rate swaps	$2	Discounted cash flows	Swap curve beyond 30 years	1%	1%	1%	Decrease
Macro hedge program [3] [4]
Equity options	(471)	Option model	Equity volatility	—%	53%	31%	Increase
Customized swaps	21	Discounted cash flows	Equity volatility	16%	26%	19%	Increase
Interest rate swaption	9	Option model	Interest rate volatility	1%	1%	1%	Increase
[1]    The weighted average is determined based on the fair value of the securities.
[2]    Conversely, the impact of a decrease in input would have the opposite impact to the fair value as that presented in the table. Changes are based on long positions, unless otherwise noted. Changes in fair value will be inversely impacted for short positions.
[3]    Excludes derivatives for which the Company bases fair value on broker quotations.
[4]    Includes activity previously reported as GMWB hedging instruments. For further discussion please refer to the section GMWB Derivatives, net in Note 4 - Derivatives of Notes to Consolidated Financial Statements.
GMWB and FIA Embedded, Customized and Reinsurance Derivatives

GMWB Embedded Derivatives	The Company formerly offered certain variable annuity products with GMWB riders that provide the policyholder with a GRB which is generally equal to premiums less withdrawals. If the policyholder’s account value is reduced to a specified level through a combination of market declines and withdrawals but the GRB still has value, the Company is obligated to continue to make annuity payments to the policyholder until the GRB is exhausted. When payments of the GRB are not life-contingent, the GMWB represents an embedded derivative carried at fair value reported in other policyholder funds and benefits payable on the Consolidated Balance Sheets with changes in fair value reported in net realized capital gains and losses.
FIA Embedded Derivative	The Company assumed through reinsurance FIA contracts that provide the policyholder with benefits that depend on the performance of market indices. Benefits in excess of contract guarantees represent an embedded derivative carried at fair value and reported in other policyholder funds and benefits payable on the Consolidated Balance Sheets with changes in fair value reported in net realized capital gains (losses).

TALCOTT RESOLUTION LIFE INSURANCE COMPANY AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)
2. Fair Value Measurements (continued)

Freestanding Customized Derivatives	The Company previously held freestanding customized derivative contracts to provide protection from certain capital markets risks for the remaining term of specified blocks of GMWB riders written on a direct basis. These customized derivatives are based on policyholder behavior assumptions specified at the inception of the derivative contracts. The Company retained the risk for differences between assumed and actual policyholder behavior and between the performance of the actively managed funds underlying the separate accounts and their respective indices. These derivatives were reported on the Consolidated Balance Sheets within other investments or other liabilities, as appropriate, after considering the impact of master netting agreements.
GMWB Reinsurance Derivative	The Company has reinsurance arrangements with unaffiliated reinsurers in place to transfer a portion of its risk of loss due to GMWB. These arrangements are recognized as derivatives carried at fair value and reported in reinsurance recoverables on the Consolidated Balance Sheets. Changes in the fair value of the reinsurance agreements are reported in net realized capital gains and losses.
Valuation Techniques
Fair values for FIA and GMWB embedded derivatives, freestanding customized derivatives and reinsurance derivatives are classified as Level 3 in the fair value hierarchy and are calculated using internally developed models that utilize significant unobservable inputs because active, observable markets do not exist for these items. In valuing the GMWB embedded derivative, the Company attributes to the derivative a portion of the expected fees to be collected over the expected life of the contract from the contract holder equal to the present value of future GMWB claims. The excess of fees collected from the contract holder in the current period over the portion of fees attributed to the embedded derivative in the current period are associated with the host variable annuity contract and reported in fee income.
Valuation Inputs
The fair value for each of the non-life contingent GMWBs, FIA embedded derivative, the freestanding customized derivatives and the GMWB reinsurance derivative is calculated as an aggregation of the following components: Best Estimate Benefits; Credit Standing Adjustment; and Margins. The Company believes the aggregation of these components results in an amount that a market participant in an active liquid market would require, if such a market existed, to assume the risks associated with the guaranteed minimum benefits and the related reinsurance and customized derivatives. Each component described in the following discussion is unobservable in the marketplace and requires subjectivity by the Company in determining its value.
Best Estimate Benefits
The Best Estimate Benefits are calculated based on actuarial and capital market assumptions related to projected cash flows, including the present value of benefits and related contract charges, over the lives of the contracts, incorporating unobservable inputs including expectations concerning policyholder behavior.
Credit Standing Adjustment
The credit standing adjustment is an estimate of the adjustment to the fair value that market participants would require in determining fair value to reflect the risk that GMWB benefit obligations or the GMWB reinsurance recoverables will not be fulfilled. The Company incorporates a blend of estimates of peer company and reinsurer bond spreads and credit default spreads from capital markets, adjusted for market recoverability.
Margins
The behavior risk margin adds a margin that market participants would require, in determining fair value, for the risk that the Company’s assumptions about policyholder behavior could differ from actual experience. The behavior risk margin is calculated by taking the difference between adverse policyholder behavior assumptions and best estimate assumptions.

TALCOTT RESOLUTION LIFE INSURANCE COMPANY AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)
2. Fair Value Measurements (continued)

Valuation Inputs Used in Levels 2 and 3 Measurements for GMWB and FIA Embedded, Customized and Reinsurance Derivatives
Level 2 Primary Observable Inputs	Level 3 Primary Unobservable Inputs

• Risk-free rates as represented by the Eurodollar futures, LIBOR deposits and swap rates to derive forward curve rates
• Correlations of 10 years of observed historical returns across underlying well-known market indices
• Correlations of historical index returns compared to separate account fund returns
• Equity index levels
• Market implied equity volatility assumptions
• Credit standing adjustment assumptions
• Option budgets

Assumptions about policyholder behavior, including:
• Withdrawal utilization
• Withdrawal rates
• Lapse rates
• Reset elections

Significant Unobservable Inputs for Level 3 GMWB Embedded, Customized and Reinsurance Derivatives
As of December 31, 2021 (Successor Company)
	Unobservable Inputs (Minimum)	Unobservable Inputs (Maximum)	Weighted Average	Impact of Increase in Input on Fair Value Liability [1]
Withdrawal utilization [2]	—%	100%	62%	Increase
Withdrawal rates [3]	4%	8%	6%	Increase
Lapse rates [4]	—%	48%	5%	Decrease [8]
Reset elections [5]	—%	99%	8%	Decrease [8]
Equity volatility [6]	11%	25%	21%	Increase
Credit standing adjustment [7]	0.03%	0.15%	0.09%	Decrease
As of December 31, 2020 (Predecessor Company)
	Unobservable Inputs (Minimum)	Unobservable Inputs (Maximum)	Weighted Average	Impact of Increase in Input on Fair Value Liability [1]
Withdrawal utilization [2]	—%	100%	62%	Increase
Withdrawal rates [3]	4%	8%	6%	Increase
Lapse rates [4]	—%	55%	5%	Decrease [8]
Reset elections [5]	—%	99%	8%	Decrease [8]
Equity volatility [6]	16%	28%	21%	Increase
Credit standing adjustment [7]	0.18%	0.45%	0.34%	Decrease
Significant Unobservable Inputs for Level 3 FIA Embedded Derivative
As of December 31, 2021 (Successor Company)
	Unobservable Inputs (Minimum)	Unobservable Inputs (Maximum)	Weighted Average	Impact of Increase in Input on Fair Value Liability [1]
Withdrawal rates [3]	—%	16%	2%	Decrease
Lapse rates [4]	1%	34%	6%	Decrease
Option budgets [9]	1%	4%	2%	Increase
Credit standing adjustment [7]	0.01%	0.08%	0.05%	Decrease
[1]    Conversely, the impact of a decrease in input would have the opposite impact to the fair value as that presented in the table.
[2]    Range represents assumed percentages of policyholders taking withdrawals.
[3]    Range represents assumed annual percentage of allowable amount withdrawn.
[4]    Range represents assumed annual percentages of policyholders electing a full surrender.
[5]    Range represents assumed annual percentages of eligible policyholders electing to reset their guaranteed benefit base.
[6]    Range represents implied market volatilities for equity indices based on multiple pricing sources.
[7]    Range represents Company credit spreads, adjusted for market recoverability.
[8]    The impact may be an increase for some contracts, particularly those with out of the money guarantees.
[9]    Range represents assumed annual budget for index options.

TALCOTT RESOLUTION LIFE INSURANCE COMPANY AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)
2. Fair Value Measurements (continued)
Separate Account Assets
Separate account assets are primarily invested in mutual funds. Other separate account assets include fixed maturities, limited partnerships, equity securities, short-term investments and derivatives that are valued in the same manner, and using the same pricing sources and inputs, as those investments held by the Company. For limited partnerships in which fair value represents the separate account’s share of the NAV, 40% and 43% were subject to significant liquidation restrictions as of December 31, 2021 (Successor Company) and 2020 (Predecessor Company), respectively. Total limited partnerships that do not allow any form of redemption were 0% as of December 31, 2021 (Successor Company) and 2020 (Predecessor Company), respectively. Separate account assets classified as Level 3 primarily include long-dated bank loans, subprime RMBS and commercial mortgage loans.
Level 3 Assets and Liabilities Measured at Fair Value on a Recurring Basis Using Significant Unobservable Inputs
The Company uses derivative instruments to manage the risk associated with certain assets and liabilities. However, the derivative instrument may not be classified within the same fair value hierarchy level as the associated asset or liability. Therefore, the realized and unrealized gains and losses on derivatives reported in the Level 3 roll-forwards may be offset by realized and unrealized gains and losses of the associated assets and liabilities in other line items of the financial statements.

TALCOTT RESOLUTION LIFE INSURANCE COMPANY AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)
2. Fair Value Measurements (continued)

Fair Value Rollforwards for Financial Instruments Classified as Level 3
		Total Realized/Unrealized Gains (Losses)
	Fair Value as of July 1, 2021	Included in Net Income [1] [2] [6]	Included in OCI [3]	Purchases	Settlements	Sales	Transfers into Level 3 [4]	Transfers out of Level 3 [4]	Fair Value as of December 31, 2021
Assets
Fixed maturities, AFS
ABS	$8	$—	$—	$—	$—	$—	$—	$(8)	$—
CLOs	248	—	—	34	(64)	—	—	(59)	159
CMBS	143	—	(2)	136	(1)	—	—	—	276
Corporate	460	3	(2)	245	(30)	(11)	—	—	665
Municipal	—	—	—	—	—	—	1	—	1
RMBS	108	—	—	29	(29)	(19)	—	(15)	74
Total fixed maturities, AFS	967	3	(4)	444	(124)	(30)	1	(82)	1,175
Equity securities, at fair value	33	20	—	—	(32)	—	—	—	21
Freestanding derivatives
Interest rate	2	2	—	(4)	—	—	—	—	—
Total freestanding derivatives [5]	2	2	—	(4)	—	—	—	—	—
Reinsurance recoverable for GMWB	(6)	(8)	—	—	6	—	—	—	(8)
Separate accounts	15	—	—	71	—	(5)	4	(6)	79
Short-term investments	14	—	—	88	(27)	—	—	—	75
Total assets	$1,025	$17	$(4)	$599	$(177)	$(35)	$5	$(88)	$1,342
Liabilities
Freestanding derivatives
Macro hedge program	$(237)	$153	$—	$(1)	$(103)	$—	$—	$—	$(188)
Total freestanding derivatives [5]	(237)	153	—	(1)	(103)	—	—	—	(188)
Other policyholder funds and benefits payable
FIA embedded derivative	—	—	—	(655)	—	—	—	—	(655)
Guaranteed withdrawal benefits	77	29	—	—	(26)	—	—	—	80
Total other policyholder funds and benefits payable	77	29	—	(655)	(26)	—	—	—	(575)
Total liabilities	$(160)	$182	$—	$(656)	$(129)	$—	$—	$—	$(763)

TALCOTT RESOLUTION LIFE INSURANCE COMPANY AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)
2. Fair Value Measurements (continued)
The following table presents a reconciliation of the beginning and ending balances for fair value measurements for the six months ended June 30, 2021 (Predecessor Company), for which the Company used significant unobservable inputs (Level 3):

Fair Value Rollforwards for Financial Instruments Classified as Level 3
		Total Realized/Unrealized Gains (Losses)
	Fair Value as of December 31, 2020	Included in Net Income [1] [2] [6]	Included in OCI [3]	Purchases	Settlements	Sales	Transfers into Level 3 [4]	Transfers out of Level 3 [4]	Fair Value as of June 30, 2021
Assets
Fixed maturities, AFS
ABS	$—	$—	$—	$10	$—	$—	$—	$(2)	$8
CLOs	259	—	—	50	(36)	—	—	(25)	248
CMBS	54	—	2	90	—	—	2	(5)	143
Corporate	328	—	(6)	132	(23)	(9)	53	(15)	460
RMBS	154	—	1	5	(34)	(15)	—	(3)	108
Total fixed maturities, AFS	795	—	(3)	287	(93)	(24)	55	(50)	967
Equity securities, at fair value	32	—	—	1	—	—	—	—	33
Freestanding derivatives
Interest rate	2	—	—	—	—	—	—	—	2
Total freestanding derivatives [5]	2	—	—	—	—	—	—	—	2
Reinsurance recoverable for GMWB	7	(19)	—	—	6	—	—	—	(6)
Separate accounts	20	—	—	2	—	(4)	2	(5)	15
Short-term investments	22	—	—	2	(10)	—	—	—	14
Total assets	$878	$(19)	$(3)	$292	$(97)	$(28)	$57	$(55)	$1,025
Liabilities
Freestanding derivatives
Macro hedge program	$(441)	$385	$—	$12	$(193)	$—	$—	$—	$(237)
Total freestanding derivatives [5]	(441)	385	—	12	(193)	—	—	—	(237)
Other policyholder funds and benefits payable
Guaranteed withdrawal benefits	21	82	—	—	(26)	—	—	—	77
Total other policyholder funds and benefits payable	21	82	—	—	(26)	—	—	—	77
Total liabilities	$(420)	$467	$—	$12	$(219)	$—	$—	$—	$(160)
The following table presents a reconciliation of the beginning and ending balances for fair value measurements for the year ended December 31, 2020 (Predecessor Company), for which the Company used significant unobservable inputs (Level 3):

TALCOTT RESOLUTION LIFE INSURANCE COMPANY AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)
2. Fair Value Measurements (continued)

Fair Value Rollforwards for Financial Instruments Classified as Level 3
		Total Realized/Unrealized Gains (Losses)
	Fair Value as of December 31, 2019	Included in Net Income [1] [2] [6]	Included in OCI [3]	Purchases	Settlements	Sales	Transfers into Level 3 [4]	Transfers out of Level 3 [4]	Fair Value as of December 31, 2020
Assets
Fixed maturities, AFS
ABS	$13	$—	$(1)	$40	$—	$—	$—	$(52)	$—
CLOs	58	—	2	237	(28)	—	—	(10)	259
CMBS	37	—	(3)	18	—	—	2	—	54
Corporate	387	2	12	51	(40)	(24)	357	(417)	328
RMBS	247	—	—	57	(64)	(28)	—	(58)	154
Total fixed maturities, AFS	742	2	10	403	(132)	(52)	359	(537)	795
Equity securities, at fair value	33	—	—	1	—	(2)	—	—	32
Freestanding derivatives
Interest rate	(2)	4	—	—	—	—	—	—	2
GWMB hedging instruments	38	(38)	—	—	—	—	—	—	—
Total freestanding derivatives [5]	36	(34)	—	—	—	—	—	—	2
Reinsurance recoverable for GMWB	17	(21)	—	—	11	—	—	—	7
Separate accounts	23	—	—	12	—	(7)	—	(8)	20
Short-term investments	6	—	—	22	(6)	—	—	—	22
Total assets	$857	$(53)	$10	$438	$(127)	$(61)	$359	$(545)	$878
Liabilities
Freestanding derivatives
Macro hedge program	(113)	(456)	—	339	(211)	—	—	—	(441)
Total freestanding derivatives [5]	(113)	(456)	—	339	(211)	—	—	—	(441)
Other policyholder funds and benefits payable
Guaranteed withdrawal benefits	5	67	—	—	(51)	—	—	—	21
Total other policyholder funds and benefits payable	5	67	—	—	(51)	—	—	—	21
Total liabilities	$(108)	$(389)	$—	$339	$(262)	$—	$—	$—	$(420)
[1]    The Company classifies realized and unrealized gains (losses) on FIA and GMWB reinsurance derivatives and GMWB embedded derivatives as unrealized gains (losses) for purposes of disclosure in this table because it is impracticable to track on a contract-by-contract basis the realized gains (losses) for these derivatives and embedded derivatives.
[2]    Amounts in these columns are generally reported in net realized capital gains (losses). The realized/unrealized gains (losses) included in net income for separate account assets are offset by an equal amount for separate account liabilities, which results in a net zero impact on net income for the Company. All amounts are before income taxes and amortization.
[3]    All amounts are before income taxes and amortization.
[4]    Transfers in and/or (out) of Level 3 are primarily attributable to the availability of market observable information and the re-evaluation of the observability of pricing inputs.
[5]    Derivative instruments are reported in this table on a net basis for asset (liability) positions and reported in the Consolidated Balance Sheets in other investments and other liabilities.
[6]    Includes both market and non-market impacts in deriving realized and unrealized gains (losses).

TALCOTT RESOLUTION LIFE INSURANCE COMPANY AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)
2. Fair Value Measurements (continued)

Changes in Unrealized Gains (Losses) Included in Net Income for Financial Instruments Classified as Level 3 Still Held at End of Period [1] [2]
	Successor Company	Predecessor Company
	For the Period of July 1, 2021 to December 31, 2021	For the Six Months Ended June 30, 2021	For the Year Ended December 31, 2020
Assets
Freestanding derivatives
Interest rate	$2	$(40)	$6
GMWB hedging instruments [3]			(16)
Total freestanding derivatives	2	(40)	(10)
Reinsurance recoverable for GMWB	(8)	(19)	(21)
Total assets	(6)	(59)	(31)
Liabilities
Freestanding derivatives
Macro hedge program [3]	(63)	(121)	(212)
Total freestanding derivatives	(63)	(121)	(212)
Other policyholder funds and benefits payable
Guaranteed withdrawal benefits	29	82	67
Total other policyholder funds and benefits payable	29	82	67
Total liabilities	$(34)	$(39)	$(145)
[1]    All amounts presented are reported in net realized capital gains (losses).The realized/unrealized gains (losses) included in net income for separate account assets are offset by an equal amount for separate account liabilities, which results in a net zero impact on net income for the Company. All amounts are before income taxes and amortization.
[2]    Amounts presented are for Level 3 only and therefore may not agree to other disclosures included herein.
[3]    The dynamic hedge program, which included GMWB hedging instruments, was closed in the first half of 2020. Any risks previously covered by the dynamic hedging are now covered by the macro hedge program.

Changes in Unrealized Gains (Losses) Included in OCI for Financial Instruments Classified as Level 3 Still Held at End of Period [1]
	Successor Company	Predecessor Company
	For the Period of July 1, 2021 to December 31, 2021	For the Six Months Ended June 30, 2021	For the Year Ended December 31, 2020
Assets
Fixed maturities, AFS
CLOs	$—	$—	$1
CMBS	(2)	3	(3)
Corporate	(2)	(4)	7
RMBS	—	1	(1)
Total fixed maturities, AFS	(4)	—	4
Total assets	$(4)	$—	$4
[1]    Changes in unrealized gains (losses) on fixed maturities, AFS are reported in changes in net unrealized gain on fixed maturities, AFS on the Consolidated Statements of Comprehensive Income (Loss).

TALCOTT RESOLUTION LIFE INSURANCE COMPANY AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)
2. Fair Value Measurements (continued)

Financial Assets and Liabilities Not Carried at Fair Value
	Fair Value Hierarchy Level	Successor Company		Predecessor Company
		Carrying Amount [1]	Fair Value	Carrying Amount [1]	Fair Value
		December 31, 2021		December 31, 2020
Assets
Policy loans	Level 3	$1,484	$1,484	$1,452	$1,452
Mortgage loans [1]	Level 3	$2,131	$2,138	$2,092	$2,248
Liabilities
Other policyholder funds and benefits payable [2]	Level 3	$5,137	$4,792	$5,282	$5,261
Funds withheld liability	Level 3	$6,379	$6,379
[1]    As of December 31, 2021 (Successor Company) and 2020 (Predecessor Company), the carrying amount of mortgage loans was net of ACL of $12 and $17, respectively.
[2]    Excludes group accident and health and universal life insurance contracts, including Corporate Owned Life Insurance ("COLI").

TALCOTT RESOLUTION LIFE INSURANCE COMPANY AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)
3. Investments

Net Investment Income
	Successor Company	Predecessor Company
	For the Period of July 1, 2021 to December 31, 2021	For the Six Months Ended June 30, 2021	For the Years Ended December 31,
(Before tax)			2020	2019
Fixed maturities [1]	$174	$243	$518	$586
Equity securities	10	2	7	6
Mortgage loans	32	45	92	92
Policy loans	36	40	82	84
Limited partnerships and other alternative investments	259	216	130	161
Other [2]	1	1	13	19
Investment expense	(14)	(13)	(26)	(24)
Total net investment income	$498	$534	$816	$924
[1]    Includes net investment income on short-term investments.
[2]    Includes income from derivatives that qualify for hedge accounting and hedge fixed maturities along with income on assets from the COLI block of business.

Net Realized Capital Gains (Losses)
	Successor Company	Predecessor Company
	For the Period of July 1, 2021 to December 31, 2021	For the Six Months Ended June 30, 2021	For the Years Ended December 31,
(Before tax)			2020	2019
Gross gains on sales	$14	$55	$166	$67
Gross losses on sales	(20)	(8)	(32)	(18)
Net realized gains (losses) on sales of equity securities	19	—	—	—
Change in net unrealized gains (losses) on equity securities [1]	(2)	—	1	2
Net credit losses on fixed maturities, AFS [2]	—	—	(1)
Change in ACL on mortgage loans [3]	—	6	(8)
Intent-to-sell impairments	—	—	(6)	—
Net other-than-temporary impairments ("OTTI") losses recognized in earnings				(4)
Results of variable annuity hedge program:
GMWB derivatives, net			82	53
Macro hedge program	(67)	(243)	(414)	(418)
Total results of variable annuity hedge program	(67)	(243)	(332)	(365)
Transactional foreign currency revaluation	—	—	3	(4)
Non-qualifying foreign currency derivatives	5	(2)	(7)	(4)
Modified coinsurance reinsurance derivative contracts	15	22	(50)	(55)
Other, net [4]	16	(72)	192	106
Net realized capital losses	$(20)	$(242)	$(74)	$(275)
[1]     The net unrealized gains (losses) on equity securities included in net realized capital gains (losses) related to equity securities still held as of December 31, 2021, were $(3) for the period of July 1, 2021 to December 31, 2021 (Successor Company). The net unrealized gains (losses) on equity securities included in net realized capital gains (losses) related to equity securities still held as of June 30, 2021, were $1 for the six months ended June 30, 2021 (Predecessor Company). The net unrealized gains (losses) on equity securities included in net realized capital gains (losses) related to equity securities still held as of December 31, 2020, were $4 for the year ended December 31, 2020 (Predecessor Company). The net unrealized gains (losses) on equity securities included in net realized capital gains (losses) related to equity securities still held as of December 31, 2019 were $(2) for year ended December 31, 2019 (Predecessor Company).

TALCOTT RESOLUTION LIFE INSURANCE COMPANY AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)
3. Investments (continued)
[2]    Due to the adoption of accounting guidance for credit losses on January 1, 2020, realized capital losses previously reported as OTTI are now presented as credit losses which are net of any recoveries. For further information, refer to Note 1 - Basis of Presentation and Significant Accounting Policies.
[3]    Represents the change in ACL recorded during the period following the adoption of accounting guidance for credit losses on January 1, 2020. For further information, refer to Note 1 - Basis of Presentation and Significant Accounting Policies.
[4] Includes gains (losses) on non-qualifying derivatives, excluding foreign currency derivatives, of $37 for the period of July 1, 2021 to December 31, 2021 (Successor Company), $(54) for the six months ended June 30, 2021 (Predecessor Company), and $149 and $54 for the years ended December 31, 2020 and 2019, respectively (Predecessor Company).

Sales of AFS Securities
	Successor Company	Predecessor Company
	For the Period of July 1, 2021 to December 31, 2021	For the Six Months Ended June 30, 2021	For the Years Ended December 31,
			2020	2019
Fixed maturities, AFS
Sale proceeds	$2,372	$1,007	$1,789	$2,541
Gross gains	14	55	165	67
Gross losses	(16)	(8)	(31)	(16)
Sales of fixed maturities, AFS in 2021 were primarily a result of tactical changes to the portfolio driven by changing market conditions, in addition to duration and liquidity management.
Accrued Interest Receivable on Fixed Maturities, AFS and Mortgage Loans
As of December 31, 2021 (Successor Company) and 2020 (Predecessor Company), the Company reported accrued interest receivable related to fixed maturities, AFS of $178 and $114, respectively, and accrued interest receivable related to mortgage loans of $6 and $7, respectively. These amounts are recorded in other assets on the Consolidated Balance Sheets and are not included in the carrying value of the fixed maturities or mortgage loans. The Company does not include the current accrued interest receivable balance when estimating the ACL. The Company has a policy to write-off accrued interest receivable balances that are more than 90 days past due. Write-offs of accrued interest receivable are recorded as a credit loss component of realized capital gains and losses.
Interest income on fixed maturities and mortgage loans is accrued unless it is past due over 90 days or management deems the interest uncollectible.
Recognition and Presentation of Intent-to-Sell Impairments and ACL on Fixed Maturities, AFS
The Company will record an "intent-to-sell impairment" as a reduction to the amortized cost of fixed maturities, AFS in an unrealized loss position if the Company intends to sell or it is more likely than not that the Company will be required to sell the fixed maturity before a recovery in value. A corresponding charge is recorded in net realized capital losses equal to the difference between the fair value on the impairment date and the amortized cost basis of the fixed maturity before recognizing the impairment.
When fixed maturities are in an unrealized loss position and the Company does not record an intent-to-sell impairment, the Company will record an ACL, through net realized capital gains and losses, for the portion of the unrealized loss due to a credit loss. Any remaining unrealized loss on a fixed maturity after recording an ACL is the non-credit amount and is recorded in OCI. The ACL is the excess of the amortized cost over the greater of the Company's best estimate of the present value of expected future cash flows or the security's fair value. Cash flows are discounted at the effective yield that is used to record interest income. The ACL cannot exceed the unrealized loss and, therefore, it may fluctuate with changes in the fair value of the fixed maturity if the fair value is greater than the Company's best estimate of the present value of expected future cash flows. The initial ACL and any subsequent changes are recorded in net realized capital gains and losses. The ACL is written off against the amortized cost in the period in which all or a portion of the related fixed maturity is determined to be uncollectible.
Prior to January 1, 2020, the Company recorded an OTTI for those fixed maturities for which the Company did not expect to recover the entire amortized cost basis. For these securities, the excess of the amortized cost basis over its fair value was separated into the portion representing a credit OTTI, which was recorded in net realized capital losses, and the remaining non-credit amount, which was recorded in OCI. The credit OTTI amount is the excess of its amortized cost basis over the

TALCOTT RESOLUTION LIFE INSURANCE COMPANY AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)
3. Investments (continued)
Company’s best estimate of discounted expected future cash flows. The non-credit amount is the excess of the best estimate of the discounted expected future cash flows over the fair value. The Company’s best estimate of discounted expected future cash flows became the new cost basis and accreted prospectively into net investment income over the estimated remaining life of the security. Amounts previously recognized in accumulated other comprehensive income as of the ASU 2016-13 guidance adoption date that relate to improvements in cash flows expected to be collected will continue to be accreted into income over the asset's remaining life.
Developing the Company’s best estimate of expected future cash flows is a quantitative and qualitative process that incorporates information received from third-party sources along with certain internal assumptions regarding the future performance. The Company's considerations include, but are not limited to (a) changes in the financial condition of the issuer and/or the underlying collateral, (b) whether the issuer is current on contractually obligated interest and principal payments, (c) credit ratings, (d) payment structure of the security and (e) the extent to which the fair value has been less than the amortized cost of the security.
For non-structured securities, assumptions include, but are not limited to, economic and industry-specific trends and fundamentals, instrument-specific developments including changes in credit ratings, industry earnings multiples and the issuer’s ability to restructure, access capital markets, and execute asset sales.
For structured securities, assumptions include, but are not limited to, various performance indicators such as historical and projected default and recovery rates, credit ratings, current and projected delinquency rates, loan-to-value ratios ("LTVs"), average cumulative collateral loss rates that vary by vintage year, prepayment speeds, and property value declines. These assumptions require the use of significant management judgment and include the probability of issuer default and estimates regarding timing and amount of expected recoveries which may include estimating the underlying collateral value.

ACL on Fixed Maturities, AFS by Type for the Period of July 1, 2021 to December 31, 2021 (Successor Company)
(Before tax)	Corporate	Total
Balance, beginning of period	$—	$—
Credit losses on fixed maturities where an allowance was not previously recorded	—	—
Balance, end of period	$—	$—

ACL on Fixed Maturities, AFS by Type for the Six Months Ended June 30, 2021 (Predecessor Company)
(Before tax)	Corporate	Total
Balance, beginning of period	$1	$1
Credit losses on fixed maturities where an allowance was not previously recorded	—	—
Balance, end of period	$1	$1

ACL on Fixed Maturities, AFS by Type for the Year Ended December 31, 2020 (Predecessor Company)
(Before tax)	Corporate	Total
Balance, beginning of period	$—	$—
Credit losses on fixed maturities where an allowance was not previously recorded	1	1
Balance, end of period	$1	$1

TALCOTT RESOLUTION LIFE INSURANCE COMPANY AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)
3. Investments (continued)

Cumulative Credit Impairments on Fixed Maturities, AFS (Predecessor Company)
For the Year Ended December 31, 2019
(Before tax)
Balance as of beginning of period	$(6)
Additions for credit impairments recognized on [1]:
Fixed maturities not previously impaired	(4)
Reductions for credit impairments previously recognized on:
Fixed maturities that matured or were sold during the period	6
Fixed maturities due to an increase in expected cash flows	—
Balance as of end of period	$(4)
[1]    These additions are included in net realized capital gains (losses) on the Consolidated Statements of Operations.
Fixed Maturities, AFS

Fixed Maturities, AFS by Type
	Successor Company					Predecessor Company
	December 31, 2021					December 31, 2020
	Amortized Cost	ACL	Gross Unrealized Gains	Gross Unrealized Losses	Fair Value	Amortized Cost [1]	ACL	Gross Unrealized Gains	Gross Unrealized Losses	Fair Value
ABS	$260	$—	$—	$(2)	$258	$436	$—	$8	$—	$444
CLOs	945	—	—	(1)	944	1,425	—	7	(4)	1,428
CMBS	2,345	—	4	(14)	2,335	1,152	—	77	(11)	1,215
Corporate	13,380	—	50	(73)	13,357	7,240	(1)	1,296	(12)	8,552
Foreign government/government agencies	365	—	1	(4)	362	236	—	32	—	266
Municipal bonds	1,452	—	10	(6)	1,456	761	—	115	(1)	875
RMBS	818	—	—	(7)	811	745	—	26	(2)	769
U.S. Treasuries	1,421	—	28	(1)	1,448	1,142	—	192	(8)	1,326
Total fixed maturities, AFS	$20,986	$—	$93	$(108)	$20,971	$13,137	$(1)	$1,753	$(38)	$14,875
[1]    The cost or amortized cost of assets that support modified coinsurance reinsurance contracts were not adjusted as part of the application of pushdown accounting. As a result, gross unrealized gains (losses) only include subsequent changes in value recorded in AOCI beginning June 1, 2018. Prior changes in value have been recorded in additional paid-in capital.

Fixed Maturities, AFS by Contractual Maturity Year
	Successor Company		Predecessor Company
	December 31, 2021		December 31, 2020
Contractual Maturity	Amortized Cost	Fair Value	Amortized Cost	Fair Value
One year or less	$341	$341	$238	$241
Over one year through five years	2,904	2,890	1,376	1,462
Over five years through ten years	5,248	5,241	1,808	2,052
Over ten years	8,125	8,151	5,957	7,264
Subtotal	16,618	16,623	9,379	11,019
Mortgage-backed and asset-backed securities	4,368	4,348	3,758	3,856
Total fixed maturities, AFS	$20,986	$20,971	$13,137	$14,875

TALCOTT RESOLUTION LIFE INSURANCE COMPANY AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)
3. Investments (continued)
Estimated maturities may differ from contractual maturities due to call or prepayment provisions. Due to the potential for variability in payment speeds (i.e. prepayments or extensions), mortgage-backed and asset-backed securities are not categorized by contractual maturity.
Concentration of Credit Risk
The Company aims to maintain a diversified investment portfolio including issuer, sector and geographic stratification, where applicable, and has established certain exposure limits, diversification standards and review procedures to mitigate credit risk.
The Company had no investment exposure to any credit concentration risk of a single issuer greater than 10% of the Company's stockholders' equity, other than the U.S. government and certain U.S. government agencies as of December 31, 2021 (Successor Company) or 2020 (Predecessor Company). As of December 31, 2021 (Successor Company), other than U.S. government and certain U.S. government agencies, the Company’s three largest exposures by issuer were the Harbourvest Structured Solutions IV, the IBM Corporation, and the Wells Fargo & Company, which each comprised less than 1% of total invested assets. As of December 31, 2020 (Predecessor Company), other than U.S. government and certain U.S. government agencies, the Company’s three largest exposures by issuer were the IBM Corporation, the Walt Disney Company, and the Wells Fargo & Company, which each comprised less than 1% of total invested assets.
The Company’s three largest exposures by sector as of December 31, 2021 (Successor Company), were financial services, U.S. Treasuries, and utilities which comprised approximately 9%, 8%, and 7%, respectively, of total invested assets. The Company’s three largest exposures by sector as of December 31, 2020 (Predecessor Company) were financial services, utilities, and the CLO sector which comprised approximately 8%, 8%, and 7%, respectively, of total invested assets.
Unrealized Losses on Fixed Maturities, AFS

Unrealized Loss Aging for Fixed Maturities, AFS by Type and Length of Time as of December 31, 2021
Successor Company
	Less Than 12 Months		12 Months or More		Total
	Fair Value	Unrealized Losses	Fair Value	Unrealized Losses	Fair Value	Unrealized Losses
ABS	$252	$(2)	$—	$—	$252	$(2)
CLOs	751	(1)	—	—	751	(1)
CMBS	961	(14)	—	—	961	(14)
Corporate	5,788	(73)	—	—	5,788	(73)
Foreign government/government agencies	173	(4)	—	—	173	(4)
Municipal	337	(6)	—	—	337	(6)
RMBS	537	(7)	—	—	537	(7)
U.S. Treasuries	217	(1)	—	—	217	(1)
Total fixed maturities, AFS in an unrealized loss position	$9,016	$(108)	$—	$—	$9,016	$(108)

TALCOTT RESOLUTION LIFE INSURANCE COMPANY AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)
3. Investments (continued)

Unrealized Loss Aging for Fixed Maturities, AFS by Type and Length of Time as of December 31, 2020
Predecessor Company
	Less Than 12 Months		12 Months or More		Total
	Fair Value	Unrealized Losses	Fair Value	Unrealized Losses	Fair Value	Unrealized Losses
ABS	$—	$—	$16	$—	$16	$—
CLOs	346	(1)	411	(3)	757	(4)
CMBS	214	(11)	2	—	216	(11)
Corporate	110	(9)	63	(3)	173	(12)
Foreign government/government agencies	1	—	—	—	1	—
Municipal	28	(1)	—	—	28	(1)
RMBS	223	(1)	39	(1)	262	(2)
U.S. Treasuries	236	(8)	—	—	236	(8)
Total fixed maturities, AFS in an unrealized loss position	$1,158	$(31)	$531	$(7)	$1,689	$(38)
As of December 31, 2021 (Successor Company), fixed maturities, AFS in an unrealized loss position consisted of 1,680 instruments, primarily in the corporate sectors, most notably utilities, financial services, technology and communications, and energy, as well as CMBS which were depressed largely due to higher interest rates and/or wider credit spreads since the purchase date. As of December 31, 2021 (Successor Company), 100% of these fixed maturities were depressed less than 20%of cost or amortized cost. The gross unrealized losses increased $70 compared to December 31, 2020 (Predecessor Company) primarily attributable to higher interest rates, partially offset by tighter credit spreads. The increase was also partially offset by the application of pushdown accounting in connection with the Sixth Street Acquisition. Refer to Note 1 - Basis of Presentation and Significant Accounting Policies for more information regarding the sale of the Company.

There were no fixed maturities depressed for twelve months or more. The Company neither has an intention to sell nor does it expect to be required to sell the fixed maturities outlined in the preceding discussion. The decision to record credit losses on fixed maturities, AFS in the form of an ACL requires us to make qualitative and quantitative estimates of expected future cash flows. Actual cash flows could deviate significantly from our expectations resulting in realized losses in future periods.
Mortgage Loans
ACL on Mortgage Loans
The Company reviews mortgage loans on a quarterly basis to estimate the ACL, with changes in the ACL recorded in net realized capital gains (losses). Apart from an ACL recorded on individual mortgage loans where the borrower is experiencing financial difficulties, the Company records an ACL on the pool of mortgage loans based on lifetime expected credit losses. The Company utilizes a third-party forecasting model to estimate lifetime expected credit losses at a loan level under multiple economic scenarios. The scenarios use macroeconomic data provided by an internationally recognized economics firm that generates forecasts of varying economic factors such as GDP growth, unemployment and interest rates. The economic scenarios are projected over 10 years. The first two to four years of the 10-year period assume a specific modeled economic scenario (including moderate upside, moderate recession and severe recession scenarios) and then revert to historical long-term assumptions over the remaining period. Using these economic scenarios, the forecasting model projects property-specific operating income and capitalization rates used to estimate the value of a future operating income stream. The operating income and the property valuations derived from capitalization rates are compared to loan payment and principal amounts to create debt-service coverage ratios ("DSCRs") and LTVs over the forecast period. The model overlays historical data about mortgage loan performance based on DSCRs and LTVs and projects the probability of default, amount of loss given a default and resulting expected loss through maturity for each loan under each economic scenario. Economic scenarios are probability-weighted based on a statistical analysis of the forecasted economic factors and qualitative analysis. The Company records the change in the ACL on mortgage loans based on the weighted-average expected credit losses across the selected economic scenarios.
When a borrower is experiencing financial difficulty, including when foreclosure is probable, the Company measures an ACL on individual mortgage loans. The ACL is established for any shortfall between the amortized cost of the loan and the fair value of the collateral less costs to sell. Estimates of collectibility from an individual borrower require the use of significant management judgment and include the probability and timing of borrower default and loss severity estimates. In addition, cash flow projections may change based upon new information about the borrower's ability to pay and/or the value of

TALCOTT RESOLUTION LIFE INSURANCE COMPANY AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)
3. Investments (continued)
underlying collateral such as changes in projected property value estimates. As of December 31, 2021 (Successor Company), the Company did not have any mortgage loans for which an ACL was established on an individual basis.
There were no mortgage loans held-for-sale as of December 31, 2021 (Successor Company) or 2020 (Predecessor Company). In addition, as of December 31, 2021 (Successor Company) and 2020 (Predecessor Company), the Company had no mortgage loans that have had extensions or restructurings other than what is allowable under the original terms of the contract.
Prior to January 1, 2020, the accounting model was based on an incurred loss approach. Mortgage loans were considered to be impaired when management estimated that, based upon current information and events, it was probable that the Company would be unable to collect amounts due according to the contractual terms of the loan agreement. For mortgage loans that were deemed impaired, a valuation allowance was established for the difference between the carrying amount and estimated value. Changes in valuation allowances were recorded in net realized capital gains and losses.

ACL on Mortgage Loans
	Successor Company	Predecessor Company
	For the Period of July 1, 2021 to December 31, 2021	For the Six Months Ended June 30, 2021	For the Years Ended December 31,
			2020	2019
Beginning balance	$—	$17	$—	$5
Cumulative effect of accounting changes [1]			9
Cumulative effect of pushdown accounting	12
Adjusted beginning balance ACL [2]	12	17	9	5
Current period provision (release)	—	(6)	8	(5)
Ending balance	$12	$11	$17	$—
[1] Represents the establishment of ACL recorded on adoption of accounting guidance for credit losses on January 1, 2020. For further                 information, refer to Note 1 - Basis of Presentation and Significant Accounting Policies.
[2] Prior to adoption of accounting guidance for credit losses on January 1, 2020, amounts were presented as a valuation allowance on mortgage loans.
The increase in the allowance for the period of July 1, 2021 to December 31, 2021 (Successor Company) was the result of pushdown accounting. The decrease in the allowance for the six months ended June 30, 2021 (Predecessor Company), is the result of improved economic scenarios, including improved GDP growth and unemployment, and higher property valuations as compared to the prior periods. We continue to monitor the impact on our mortgage loan portfolio from borrower behavior in response to the economic stress caused by the pandemic. Borrowers with lower LTVs have an incentive to continue to make payments of principal and/or interest in order to preserve the equity they have in the underlying commercial real estate properties. During 2020 (Predecessor Company), the Company increased the estimate of the ACL in response to significant economic stress experienced as a result of the COVID-19 pandemic.

TALCOTT RESOLUTION LIFE INSURANCE COMPANY AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)
3. Investments (continued)
The weighted-average LTV ratio of the Company’s mortgage loan portfolio was 51% as of December 31, 2021 (Successor Company), while the weighted-average LTV ratio at origination of these loans was 61%. LTV ratios compare the loan amount to the value of the underlying property collateralizing the loan with property values based on appraisals updated no less than annually. Factors considered in estimating property values include, among other things, actual and expected property cash flows, geographic market data and the ratio of the property's net operating income to its value. DSCR compares a property’s net operating income to the borrower’s principal and interest payments and are updated no less than annually through reviews of underlying properties.

Mortgage Loans LTV & DSCR by Origination Year as of December 31, 2021 (Successor Company)
	2021		2020		2019		2018		2017		2016 & Prior		Total
Loan-to-Value	Amortized Cost	Avg. DSCR	Amortized Cost	Avg. DSCR	Amortized Cost	Avg. DSCR	Amortized Cost	Avg. DSCR	Amortized Cost	Avg. DSCR	Amortized Cost	Avg. DSCR	Amortized Cost [1]	Avg. DSCR
65% - 80%	7	2.37x	18	2.62x	25	1.55x	43	1.00x	41	1.94x	37	1.23x	171	1.60x
Less than 65%	378	2.68x	160	2.43x	234	2.89x	270	2.00x	235	2.27x	695	2.54x	1,972	2.50x
Total mortgage loans	$385	2.68x	$178	2.45x	$259	2.76x	$313	1.86x	$276	2.22x	$732	2.47x	$2,143	2.42x
[1]    As of December 31, 2021 (Successor Company), the amortized cost of mortgage loans excludes ACL of $12.

Mortgage Loans LTV & DSCR by Origination Year as of December 31, 2020 (Predecessor Company)
	2020		2019		2018		2017		2016		2015 & Prior		Total
Loan-to-Value	Amortized Cost	Avg. DSCR	Amortized Cost	Avg. DSCR	Amortized Cost	Avg. DSCR	Amortized Cost	Avg. DSCR	Amortized Cost	Avg. DSCR	Amortized Cost	Avg. DSCR	Amortized Cost [1]	Avg. DSCR
65% - 80%	6	1.24x	78	1.56x	175	1.75x	94	1.98x	1	2.95x	54	1.12x	408	1.68x
Less than 65%	164	2.26x	207	2.95x	178	2.24x	248	2.35x	176	2.90x	728	2.29x	1,701	2.44x
Total mortgage loans	$170	2.23x	$285	2.56x	$353	1.99x	$342	2.25x	$177	2.90x	$782	2.21x	$2,109	2.29x
[1] As of December 31, 2020 (Predecessor Company), the amortized cost of mortgage loans excludes ACL of $17.

Mortgage Loans by Region
	Successor Company		Predecessor Company
	December 31, 2021		December 31, 2020
	Amortized Cost [1]	Percent of Total	Amortized Cost [1]	Percent of Total
East North Central	$78	3.6%	$80	3.8%
East South Central	20	0.9%	19	0.9%
Middle Atlantic	152	7.1%	154	7.3%
Mountain	142	6.6%	78	3.7%
New England	87	4.1%	83	3.9%
Pacific	559	26.1%	562	26.7%
South Atlantic	627	29.3%	569	27.0%
West South Central	184	8.6%	213	10.1%
Other [2]	294	13.7%	351	16.6%
Total mortgage loans	$2,143	100%	$2,109	100%
[1]    As of December 31, 2021 (Successor Company) and 2020 (Predecessor Company), the amortized cost of mortgage loans excludes ACL of $12 and $17, respectively.
[2]    Primarily represents loans collateralized by multiple properties in various regions.

TALCOTT RESOLUTION LIFE INSURANCE COMPANY AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)
3. Investments (continued)

Mortgage Loans by Property Type
	Successor Company		Predecessor Company
	December 31, 2021		December 31, 2020
	Amortized Cost [1]	Percent of Total	Amortized Cost [1]	Percent of Total
Commercial
Industrial	$711	33.2%	$602	28.6%
Lodging	—	—%	22	1.0%
Multifamily	590	27.5%	536	25.4%
Office	423	19.7%	481	22.8%
Retail	403	18.8%	418	19.8%
Single Family	16	0.8%	50	2.4%
Total mortgage loans	$2,143	100%	$2,109	100%
[1]    As of December 31, 2021 (Successor Company) and 2020 (Predecessor Company), the amortized cost of mortgage loans excludes ACL of $12 and $17, respectively.
Past-Due Mortgage Loans
Mortgage loans are considered past due if a payment of principal or interest is not received according to the contractual terms of the loan agreement, which typically includes a grace period. As of December 31, 2021 (Successor Company) and 2020 (Predecessor Company), the Company held no mortgage loans considered past due.
Purchased Financial Assets with Credit Deterioration
Purchased financial assets with credit deterioration ("PCD") are purchased financial assets with a “more-than-insignificant” amount of credit deterioration since origination. PCD assets are assessed only at initial acquisition date and for any investments identified, the Company records an allowance at acquisition with a corresponding increase to the amortized cost basis. As of December 31, 2021 (Successor Company) and 2020 (Predecessor Company), the Company held no PCD fixed maturities, AFS or mortgage loans.
Variable Interest Entities
The Company is engaged with various special purpose entities and other entities that are deemed to be variable interest entities ("VIEs") primarily as an investor through normal investment activities.
A VIE is an entity that either has investors that lack certain essential characteristics of a controlling financial interest, such as simple majority kick-out rights, or lacks sufficient funds to finance its own activities without financial support provided by other entities. The Company performs ongoing qualitative assessments of its VIEs to determine whether the Company has a controlling financial interest in the VIE and therefore is the primary beneficiary. The Company is deemed to have a controlling financial interest when it has both the ability to direct the activities that most significantly impact the economic performance of the VIE and the obligation to absorb losses or right to receive benefits from the VIE that could potentially be significant to the VIE. Based on the Company’s assessment, if it determines it is the primary beneficiary, the Company consolidates the VIE on the Company’s Consolidated Financial Statements. As of December 31, 2021 (Successor Company) and 2020 (Predecessor Company), the Company did not hold any VIEs for which it was the primary beneficiary.
Non-Consolidated VIEs
The Company, through normal investment activities, makes passive investments in limited partnerships and other alternative investments. For these non-consolidated VIEs, the Company has determined it is not the primary beneficiary as it has no ability to direct activities that could significantly affect the economic performance of the investments. The Company’s maximum exposure to loss as of December 31, 2021 (Successor Company) and 2020 (Predecessor Company) is limited to the total carrying value of $1.1 billion and $975, respectively, which are included in limited partnerships and other alternative investments on the Company's Consolidated Balance Sheets. As of December 31, 2021(Successor Company) and 2020 (Predecessor Company), the Company had outstanding commitments totaling $419 and $461, respectively, whereby the Company is committed to fund these investments and may be called by the partnership during the commitment period to fund the purchase of new investments and partnership expenses. These investments are generally of a passive nature in that the Company does not take an active role in management.

TALCOTT RESOLUTION LIFE INSURANCE COMPANY AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)
3. Investments (continued)
In addition, the Company makes passive investments in structured securities issued by VIEs for which the Company is not the manager. These investments are included in ABS, CLOs, CMBS, and RMBS and are reported in fixed maturities, AFS on the Company’s Consolidated Balance Sheets. The Company has not provided financial or other support with respect to these investments other than its original investment. For these investments, the Company determined it is not the primary beneficiary due to the relative size of the Company’s investment in comparison to the principal amount of the structured securities issued by the VIEs, the Company’s inability to direct the activities that most significantly impact the economic performance of the VIEs, and, where applicable, the level of credit subordination which reduces the Company’s obligation to absorb losses or right to receive benefits. The Company’s maximum exposure to loss on these investments is limited to the amount of the Company’s investment.
Repurchase Agreements and Other Collateral Transactions
The Company enters into securities financing transactions as a way to earn additional income or manage liquidity, primarily through repurchase agreements.
Repurchase Agreements
From time to time, the Company enters into repurchase agreements to manage liquidity or to earn incremental income. A repurchase agreement is a transaction in which one party (transferor) agrees to sell securities to another party (transferee) in return for cash (or securities), with a simultaneous agreement to repurchase the same securities at a specified price at a later date. The maturity of these transactions is generally of ninety days or less. Repurchase agreements include master netting provisions that provide both parties the right to offset claims and apply securities held by them with respect to their obligations in the event of a default. Although the Company has the contractual right to offset claims, the Company's current positions do not meet the specific conditions for net presentation.
Under repurchase agreements, the Company transfers collateral of U.S. government and government agency securities and receives cash. For repurchase agreements, the Company obtains cash in an amount equal to at least 95% of the fair value of the securities transferred. The agreements require additional collateral to be transferred under specified conditions and provide the counterparty the right to sell or re-pledge the securities transferred. The cash received from the repurchase program is typically invested in short-term investments or fixed maturities and is reported as an asset on the Company's Consolidated Balance Sheets. The Company accounts for the repurchase agreements as collateralized borrowings. The securities transferred under repurchase agreements are included in fixed maturities, AFS with the obligation to repurchase those securities recorded in other liabilities on the Company's Consolidated Balance Sheets.
From time to time, the Company enters into reverse repurchase agreements where the Company purchases securities and simultaneously agrees to resell the same or substantially the same securities. The maturity of these transactions is generally within one year. The agreements require additional collateral to be transferred to the Company under specified conditions and the Company has the right to sell or re-pledge the securities received. The Company accounts for reverse repurchase agreements as collateralized financing. The receivable for reverse repurchase agreements is included within short-term investments in the Company's Consolidated Balance Sheets.

Repurchase Agreements
	Successor Company	Predecessor Company
	December 31, 2021	December 31, 2020
	Fair Value	Fair Value
Repurchase agreements:
Gross amount of recognized liabilities for repurchase agreements	$663	$262
Gross amount of collateral pledged related to repurchase agreements [1]	$679	$267
Gross amount of recognized receivables for reverse repurchase agreements [2]	$44	$28
[1]    Collateral pledged is included within fixed maturities, AFS and short-term investments on the Company's Consolidated Balance Sheets.
[2]    Collateral received is included within short-term investments on the Company's Consolidated Balance Sheets.
Other Collateral Transactions
The Company is required by law to deposit securities with government agencies in certain states in which it conducts business. As of December 31, 2021 (Successor Company) and 2020 (Predecessor Company), the fair value of securities on deposit was $26 and $28, respectively.

TALCOTT RESOLUTION LIFE INSURANCE COMPANY AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)
3. Investments (continued)
For disclosure of collateral in support of derivative transactions, refer to the Derivative Collateral Arrangements section of Note 4 - Derivatives of Notes to Consolidated Financial Statements.
Equity Method Investments
The majority of the Company's investments in limited partnerships and other alternative investments, including hedge funds, mortgage and real estate funds, and private equity and other funds (collectively, “limited partnerships”), are accounted for under the equity method of accounting. The Company recognized total equity method income of $259 for the period of July 1, 2021 to December 31, 2021 (Successor Company), $216 for the six months ended June 30, 2021 (Predecessor Company), $130 and $161 for the years ended December 31, 2020 and 2019 (Predecessor Company), respectively. Equity method income is reported in net investment income. The Company’s maximum exposure to loss as of December 31, 2021 (Successor Company) is limited to the total carrying value of $1.1 billion. In addition, the Company has outstanding commitments totaling approximately $420, to fund limited partnership and other alternative investments as of December 31, 2021 (Successor Company).
The Company’s investments in limited partnerships are generally of a passive nature in that the Company does not take an active role in the management of the limited partnerships. In 2021, aggregate investment income (losses) from limited partnerships and other alternative investments exceeded 10% of the Company’s pre-tax consolidated net income. Accordingly, the Company is disclosing aggregated summarized financial data for the Company’s limited partnership investments. This aggregated summarized financial data does not represent the Company’s proportionate share of limited partnership assets or earnings. Aggregate total assets of the limited partnerships in which the Company invested totaled $171.1 billion and $130.7 billion as of December 31, 2021 (Successor Company) and 2020 (Predecessor Company), respectively. Aggregate total liabilities of the limited partnerships in which the Company invested totaled $30.8 billion and $24.3 billion as of December 31, 2021 (Successor Company) and 2020 (Predecessor Company), respectively. Aggregate net investment income (loss) of the limited partnerships in which the Company invested totaled $2.0 billion, $1.0 billion and $405 for the years ended December 31, 2021 (Successor Company), December 31, 2020 (Predecessor Company) and 2019 (Predecessor Company), respectively. Aggregate net income excluding net investment income of the limited partnerships in which the Company invested totaled $31.4 billion (Successor Company), $5.9 billion, and $10.2 billion for the years ended December 31, 2020 (Predecessor Company) and 2019 (Predecessor Company), respectively. As of, and for the year ended, December 31, 2021 (Successor Company), the aggregated summarized financial data reflects the latest available financial information.

TALCOTT RESOLUTION LIFE INSURANCE COMPANY AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)
4. Derivatives
Derivative Instruments
The Company utilizes a variety of OTC, OTC-cleared and exchange traded derivative instruments as a part of its overall risk management strategy as well as to enter into replication transactions. Derivative instruments are used to manage risk associated with interest rate, equity market, credit spread, issuer default, price, and currency exchange rate risk or volatility. Replication transactions are used as an economical means to synthetically replicate the characteristics and performance of assets that are permissible investments under the Company’s investment policies. The Company also may enter into and has previously issued financial instruments and products that either are accounted for as freestanding derivatives, such as certain reinsurance contracts, or as embedded derivative instruments, such as certain GMWB riders included with certain variable annuity products.
Strategies that Qualify for Hedge Accounting
Some of the Company's derivatives satisfy hedge accounting requirements as outlined in Note 1 of these financial statements. Typically, these hedging instruments include interest rate swaps and, to a lesser extent, foreign currency swaps where the terms or expected cash flows of the hedged item closely match the terms of the swap. The interest rate swaps are typically used to manage interest rate duration of certain fixed maturity securities or liability contracts. As a result of pushdown accounting, derivative instruments that previously qualified for hedge accounting were de-designated and recorded at fair value through adjustments to additional paid in capital at the acquisition date. The hedge strategies by hedge accounting designation include:
Cash Flow Hedges
Interest rate swaps are predominantly used to manage portfolio duration and better match cash receipts from assets with cash disbursements required to fund liabilities. These derivatives primarily convert interest receipts on floating-rate fixed maturity securities to fixed rates. Foreign currency swaps are used to convert foreign currency-denominated cash flows related to certain investment receipts and liability payments to U.S. dollars in order to reduce cash flow fluctuations due to changes in currency rates.
Non-qualifying Strategies
Derivative relationships that do not qualify for hedge accounting (“non-qualifying strategies”) primarily include the hedge program for the Company's variable annuity products as well as the hedging and replication strategies that utilize credit default swaps. In addition, hedges of interest rate, foreign currency and equity risk of certain fixed maturities, equities and liabilities do not qualify for hedge accounting.
The non-qualifying strategies include:
Interest Rate Swaps, Swaptions and Futures
The Company uses interest rate swaps, swaptions and futures to manage interest rate duration between assets and liabilities in certain investment portfolios. In addition, the Company enters into interest rate swaps to terminate existing swaps, thereby offsetting the changes in value of the original swap. As of December 31, 2021 (Successor Company) and 2020 (Predecessor Company), the notional amount of interest rate swaps in offsetting relationships was $506 and $1.3 billion, respectively.
Foreign Currency Swaps and Forwards
The Company enters into foreign currency swaps to convert the foreign currency exposures of certain foreign currency-denominated fixed maturity investments to U.S. dollars. The Company also enters into foreign currency forwards to hedge non-U.S. dollar denominated cash.
Fixed Payout Annuity Hedge
The Company previously had obligations for certain yen denominated fixed payout annuities under an assumed reinsurance contract. The Company had in place swap contracts to hedge the currency and yen interest rate exposure between the U.S. dollar denominated assets and the yen denominated fixed liability reinsurance payments. The last swap matured on October 31, 2019.
Credit Contracts
Credit default swaps are used to purchase credit protection on an individual entity or referenced index to economically hedge against default risk and credit-related changes in the value of fixed maturity securities. Credit default swaps are also used to assume credit risk related to an individual entity or referenced index as a part of replication transactions. These contracts require the Company to pay or receive a periodic fee in exchange for compensation from the counterparty or the

TALCOTT RESOLUTION LIFE INSURANCE COMPANY AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)
4. Derivatives (continued)
Company should the referenced security issuers experience a credit event, as defined in the contract. In addition, the Company enters into credit default swaps to terminate existing credit default swaps, thereby offsetting the changes in value of the original swap going forward.
Equity Index Swaps and Options
The Company enters into equity index options to hedge the impact of a decline in the equity markets on the investment portfolio.
Macro Hedge Program
The Company utilizes equity swaps, options and futures as well as interest rate swaps to provide protection against the statutory tail scenario risk to the Company's statutory surplus arising from higher guaranteed minimum death benefits ("GMDB") claims as well as lower variable annuity fee revenue.
GMWB Derivatives, net
The Company formerly offered certain variable annuity products with GMWB riders. The GMWB product is a bifurcated embedded derivative (“GMWB product derivatives”) that has a notional value equal to the GRB. The Company uses reinsurance contracts to transfer the majority of its risk of loss due to GMWB. The reinsurance contracts covering GMWB (“GMWB reinsurance contracts”) are accounted for as freestanding derivatives with a notional amount equal to the GRB reinsured.
During 2020 (Predecessor Company), the Company closed the dynamic hedging program as the targeted risk exposure was no longer significant. Any risks covered previously under the dynamic hedging program are now covered by the macro hedge program. The Company previously utilized derivatives (“GMWB hedging instruments”) as part of a dynamic hedging program designed to hedge a portion of the capital market risk exposures of the GMWB riders written on a direct basis. The GMWB hedging instruments hedged changes in interest rates, equity market levels, and equity volatility. These derivatives included customized swaps, interest rate swaps and futures and equity swaps, options and futures on certain indices including the S&P 500 index, EAFE index and NASDAQ index. The Company retained the risk for differences between assumed and actual policyholder behavior and between the performance of the actively managed funds underlying the separate accounts and their respective indices.
FIA Embedded Derivative
On December 30, 2021, the Company assumed through reinsurance, certain FIA products with index-based crediting that constitutes an embedded derivative. The cedant hedges this risk and provides the benefits of this hedging as part of the reinsurance settlements.
Modified Coinsurance Reinsurance Contracts
As of December 31, 2021 (Successor Company) and 2020 (Predecessor Company), the Company had approximately $775 and $843, respectively, of invested assets supporting other policyholder funds and benefits payable reinsured under a modified coinsurance arrangement in connection with the sale of the Individual Life business, which was structured as a reinsurance transaction. The assets are primarily held in a trust established by the Company. The Company pays or receives cash quarterly to settle the operating results of the reinsured business, including the investment results. As a result of this modified coinsurance arrangement, the Company has an embedded derivative that transfers to the reinsurer certain unrealized changes in fair value of investments subject to interest rate and credit risk. The notional amount of the embedded derivative reinsurance contracts are the invested assets which are carried at fair value and support the reinsured reserves.
Derivative Balance Sheet Classification
For reporting purposes, the Company has elected to offset within assets or liabilities based upon the net of the fair value amounts, income accruals, and related cash collateral receivables and payables of OTC derivative instruments executed in a legal entity and with the same counterparty under a master netting agreement, which provides the Company with the legal right of offset. The following fair value amounts do not include income accruals or related cash collateral receivables and payables, which are netted with derivative fair value amounts to determine balance sheet presentation. Derivatives in the Company’s separate accounts, where the associated gains and losses accrue directly to policyholders are not included in the table below. The Company’s derivative instruments are held for risk management purposes, unless otherwise noted in the following table. The notional amount of derivative contracts represents the basis upon which pay or receive amounts are calculated and is presented in the table to quantify the volume of the Company’s derivative activity. Notional amounts are not necessarily reflective of credit risk. The following tables exclude investments that contain an embedded credit derivative for which the Company has elected the fair value option.

TALCOTT RESOLUTION LIFE INSURANCE COMPANY AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)
4. Derivatives (continued)

	Net Derivatives				Asset Derivatives		Liability Derivatives
	Notional Amount		Fair Value		Fair Value		Fair Value
	Successor Company	Predecessor Company	Successor Company	Predecessor Company	Successor Company	Predecessor Company	Successor Company	Predecessor Company
Hedge Designation/Derivative Type	Dec 31, 2021	Dec 31, 2020	Dec 31, 2021	Dec 31, 2020	Dec 31, 2021	Dec 31, 2020	Dec 31, 2021	Dec 31, 2020
Cash flow hedges
Interest rate swaps	$100	$—	$—	$—	$—	$—	$—	$—
Foreign currency swaps	—	25	—	(2)	—	—	—	(2)
Total cash flow hedges	100	25	—	(2)	—	—	—	(2)
Non-qualifying strategies
Interest rate contracts
Interest rate swaps and futures	3,074	3,419	(7)	(13)	19	28	(26)	(41)
Foreign exchange contracts
Foreign currency swaps and forwards	161	222	9	—	10	8	(1)	(8)
Credit contracts
Credit derivatives that purchase credit protection	—	40	—	—	—	—	—	—
Credit derivatives that assume credit risk	100	—	2	—	2	—	—	—
Equity contracts
Equity index swaps, options, and futures	—	2,000	—	—	—	—	—	—
Variable annuity hedge program
GMWB product derivatives [1]	7,086	7,803	80	21	100	33	(20)	(12)
GMWB reinsurance contracts	1,555	1,688	(8)	7	—	7	(8)	—
Macro hedge program	22,991	24,188	(213)	(453)	145	268	(358)	(721)
Fixed indexed annuities
FIA product derivative [1]	5,485	—	(655)	—	—	—	(655)	—
Other
Modified coinsurance reinsurance contracts	775	843	15	(93)	15	—	—	(93)
Total non-qualifying strategies	41,227	40,203	(777)	(531)	291	344	(1,068)	(875)
Total cash flow hedges, fair value hedges, and non-qualifying strategies	$41,327	$40,228	$(777)	$(533)	$291	$344	$(1,068)	$(877)
Balance Sheet Location
Fixed maturities, available-for-sale	$56	$49	$—	$—	$—	$—	$—	$—
Other investments	8,163	5,791	43	12	91	13	(48)	(1)
Other liabilities	18,206	24,054	(252)	(480)	85	291	(337)	(771)
Reinsurance recoverables	2,331	2,531	7	(86)	15	7	(8)	(93)
Other policyholder funds and benefits payable	12,571	7,803	(575)	21	100	33	(675)	(12)
Total derivatives	$41,327	$40,228	$(777)	$(533)	$291	$344	$(1,068)	$(877)
[1] These derivatives are embedded within liabilities and are not held for risk management purposes.
Offsetting of Derivative Assets/Liabilities
The following tables present the gross fair value amounts, the amounts offset, and net position of derivative instruments eligible for offset on the Company's Consolidated Balance Sheets. Amounts offset include fair value amounts, income accruals and related cash collateral receivables and payables associated with derivative instruments that are traded under a common master netting agreement, as described in the preceding discussion. Also included in the tables are financial collateral receivables and payables, which are contractually permitted to be offset upon an event of default, although are disallowed for offsetting under U.S. GAAP.

TALCOTT RESOLUTION LIFE INSURANCE COMPANY AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)
4. Derivatives (continued)

Offsetting Derivative Assets and Liabilities (Successor Company)
	(i)	(ii)	(iii) = (i) - (ii)			(v) = (iii) - (iv)
			Net Amounts Presented on the Statement of Financial Position		Collateral Disallowed for Offset on the Statement of Financial Position
	Gross Amounts of Recognized Assets (Liabilities)	Gross Amounts Offset on the Statement of Financial Position	Derivative Assets [1] (Liabilities) [2]	Accrued Interest and Cash Collateral (Received) [3] Pledged [2]	Financial Collateral (Received) Pledged [4]	Net Amount
As of December 31, 2021 (Successor Company)
Other investments	$176	$162	$43	$(29)	$5	$9
Other liabilities	(385)	(134)	(252)	1	(251)	—
As of December 31, 2020 (Predecessor Company)
Other investments	$304	$295	$12	$(3)	$—	$9
Other liabilities	(772)	(279)	(480)	(13)	(488)	(5)
[1]    Included in other invested assets on the Company's Consolidated Balance Sheets.
[2]    Included in other liabilities on the Company's Consolidated Balance Sheets and is limited to the net derivative payable associated with each counterparty.
[3]    Included in other investments on the Company's Consolidated Balance Sheets and is limited to the net derivative receivable associated with each counterparty.
[4]    Excludes collateral associated with exchange-traded derivative instruments.
Cash Flow Hedges
For derivative instruments that are designated and qualify as cash flow hedges, the gain or loss on the derivative is reported as a component of OCI and reclassified into earnings in the same period or periods during which the hedged transaction affects earnings. All components of each derivative’s gain or loss were included in the assessment of hedge effectiveness.

Derivatives in Cash Flow Hedging Relationships
Gain (Loss) Recognized in OCI
	Successor Company	Predecessor Company
	For the Period of July 1, 2021 to December 31, 2021	For the Six Months Ended June 30, 2021	For the Years Ended December 31,
			2020	2019
Interest rate swaps	$—	$—	$—	$—
Foreign currency swaps	—	—	(2)	—
Total	$—	$—	$(2)	$—

Derivatives in Cash Flow Hedging Relationships (Successor Company)
Gain (Loss) Reclassified from AOCI into Income
For the Period of July 1, 2021 to December 31, 2021
	Net Realized Capital Gain (Loss)	Net Investment Income
Interest rate swaps	—	—
Foreign currency swaps	—	—
Total	$—	$—
Total amounts presented on the Consolidated Statements of Operations	$(20)	$498

TALCOTT RESOLUTION LIFE INSURANCE COMPANY AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)
4. Derivatives (continued)

Derivatives in Cash Flow Hedging Relationships (Predecessor Company)
Gain or (Loss) Reclassified from AOCI into Income
	For the Six Months Ended June 30, 2021		For the Years Ended December 31,
			2020		2019
	Net Realized Capital Gain (Loss)	Net Investment Income	Net Realized Capital Gain (Loss)	Net Investment Income	Net Realized Capital Gain (Loss)	Net Investment Income
Interest rate swaps	$—	$—	$—	$—	$—	$—
Foreign currency swaps	(1)	—	—	—	—	—
Total	(1)	—	—	—	—	—
Total amounts presented on the Consolidated Statements of Operations	$(242)	$534	$(74)	$816	$(275)	$924
As of December 31, 2021 (Successor Company), the before tax deferred net gains on derivative instruments recorded in AOCI that are expected to be reclassified to earnings during the next twelve months was $1. This expectation is based on the anticipated interest payments on hedged investments in fixed maturity securities that will occur over the next twelve months, at which time the Company will recognize the deferred net gains (losses) as an adjustment to net investment income over the term of the investment cash flows.
For all periods presented, the Company had no net reclassifications from AOCI to earnings resulting from the discontinuance of cash-flow hedges due to forecasted transactions that were no longer probable of occurring.
Non-qualifying Strategies
For non-qualifying strategies, including embedded derivatives that are required to be bifurcated from their host contracts and accounted for as derivatives, the gain or loss on the derivative is recognized currently in earnings within net realized capital gains (losses).

TALCOTT RESOLUTION LIFE INSURANCE COMPANY AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)
4. Derivatives (continued)

Non-qualifying Strategies Gain (Loss) Recognized within Net Realized Capital Gains (Losses)
	Successor Company	Predecessor Company
	For the Period of July 1, 2021 to December 31, 2021	For the Six Months Ended June 30, 2021	For the Years Ended December 31,
			2020	2019
Variable annuity hedge program
GMWB product derivatives	$29	$82	$67	$134
GMWB reinsurance contracts	4	(24)	(27)	(13)
GMWB hedging instruments			42	(68)
Macro hedge program	(100)	(301)	(414)	(418)
Total variable annuity hedge program	(67)	(243)	(332)	(365)
Foreign exchange contracts
Foreign currency swaps and forwards	5	(2)	(4)	—
Fixed payout annuity hedge	—	—	—	(4)
Total foreign exchange contracts	5	(2)	(4)	(4)
Other non-qualifying derivatives
Interest rate contracts
Interest rate swaps, swaptions, and futures	21	(76)	180	103
Credit contracts
Credit derivatives that purchase credit protection	—	—	19	—
Credit derivatives that assume credit risk	1	—	—	7
Equity contracts
Equity index swaps and options	—	—	—	(1)
Other
Modified coinsurance reinsurance contracts	15	22	(50)	(55)
Total other non-qualifying derivatives	37	(54)	149	54
Total [1]	$(25)	$(299)	$(187)	$(315)
[1]    Excludes investments that contain an embedded credit derivative for which the Company has elected the fair value option.
Credit Risk Assumed through Credit Derivatives
The Company enters into credit default swaps that assume credit risk of a single entity or referenced index in order to synthetically replicate investment transactions that are permissible under the Company's investment policies. The Company will receive periodic payments based on an agreed upon rate and notional amount and will only make a payment if there is a credit event. A credit event payment will typically be equal to the notional value of the swap contract less the value of the referenced security issuer’s debt obligation after the occurrence of the credit event. A credit event is generally defined as a default on contractually obligated interest or principal payments or bankruptcy of the referenced entity. The credit default swaps in which the Company assumes credit risk primarily reference investment grade single corporate issuers and baskets, which include standard diversified portfolios of corporate and CMBS issuers. The diversified portfolios of corporate issuers are established within sector concentration limits and may be divided into tranches that possess different credit ratings.

TALCOTT RESOLUTION LIFE INSURANCE COMPANY AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)
4. Derivatives (continued)

As of December 31, 2021 (Successor Company) [4]
				Underlying Referenced Credit Obligation(s) [1]
Credit Derivative Type by Derivative Risk Exposure	Notional Amount [2]	Fair Value	Weighted Average Years to Maturity	Type	Average Credit Rating	Offsetting Notional Amount	Offsetting Fair Value
Basket credit default swaps [3]
Investment grade risk exposure	$100	$2	5 years	Corporate Credit	BBB+	$—	$—
Total	$100	$2				$—	$—
[1]    The average credit ratings are based on availability and are generally the midpoint of the available ratings among Moody’s, S&P, and Fitch. If no rating is available from a rating agency, then an internally developed rating is used.
[2]    Notional amount is equal to the maximum potential future loss amount. These derivatives are governed by agreements and applicable law which include collateral posting requirements. There is no additional specific collateral related to these contracts or recourse provisions included in the contracts to offset losses.
[3]    Comprised of swaps of standard market indices of diversified portfolios of corporate and CMBS issuers referenced through credit default swaps. These swaps are subsequently valued based upon the observable standard market index.
[4]    As of December 31, 2020 (Predecessor Company), the Company did not hold any credit derivatives that assume credit risk.
Derivative Collateral Arrangements
The Company enters into various collateral arrangements in connection with its derivative instruments, which require both the pledging and accepting of collateral. As of December 31, 2021 (Successor Company) and 2020 (Predecessor Company), the Company pledged cash collateral with a fair value of $2 and $48, respectively, associated with derivative instruments. The collateral receivable has been recorded in other assets or other liabilities on the Company's Consolidated Balance Sheets, as determined by the Company's election to offset on the balance sheet. As of December 31, 2021 (Successor Company) and 2020 (Predecessor Company), the Company also pledged securities collateral associated with derivative instruments with a fair value of $270 and $526, respectively, which have been included in fixed maturities on the Consolidated Balance Sheets. The counterparties have the right to sell or re-pledge these securities. In addition, as of December 31, 2021 (Successor Company) and 2020 (Predecessor Company), the Company has pledged initial margin of cash related to OTC-cleared and exchange traded derivatives with a fair value of $4 and $7, respectively, which is recorded in other investments or other assets on the Company's Consolidated Balance Sheets. As of December 31, 2021 (Successor Company) and 2020 (Predecessor Company), the Company has pledged initial margin of securities related to OTC-cleared and exchange traded derivatives with a fair value of $172 and $208, respectively, which are included within fixed maturities on the Company's Consolidated Balance Sheets.
As of December 31, 2021 (Successor Company) and 2020 (Predecessor Company), the Company accepted cash collateral associated with derivative instruments of $30 and $65, respectively, which was invested and recorded on the Consolidated Balance Sheets in fixed maturities and short-term investments with corresponding amounts recorded in other investments or other liabilities as determined by the Company's election to offset on the balance sheet. The Company also accepted securities collateral as of December 31, 2021 (Successor Company) and 2020 (Predecessor Company) with a fair value of $5 and $0, respectively, which the Company has the right to sell or repledge. As of December 31, 2021 (Successor Company), the Company had not repledged securities and did not sell any securities. The non-cash collateral accepted was held in separate custodial accounts and was not included on the Company's Consolidated Balance Sheets.

TALCOTT RESOLUTION LIFE INSURANCE COMPANY AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)
5. Reinsurance
The Company uses reinsurance as a risk mitigation strategy as well as a growth strategy. The Company assumes reinsurance from unaffiliated insurers in order to take on insurance risks not directly underwritten by the Company. The Company also cedes insurance to affiliated and unaffiliated insurers to enable the Company to manage capital and risk exposure. Such arrangements do not relieve the Company of its primary liability to policyholders. Failure of reinsurers to honor their obligations could result in losses to the Company. The Company regularly monitors the financial condition and ratings of its reinsurers and structures agreements to provide collateral funds where necessary.
Assumed Reinsurance
As disclosed in Note 1 - Basis of Presentation and Significant Accounting Policies, on December 30, 2021 (Successor Company), the Company entered into a reinsurance agreement with Allianz, whereby the Company assumed certain blocks of FIA on a coinsurance basis, including certain policies with living withdrawal benefits. The Company also acquired general account assets to support the assumed reserves. The Company paid $693 to Allianz upon closing, primarily relating to a ceding commission of $866, offset by cash settlements and recorded a deferred gain on the transaction of approximately $25. The following table presents the impact on the Consolidated Balance Sheets from the Company's assumed reinsurance:

As of December 31, 2021 (Successor Company)
Assets
Investments	$8,357
Cash	17
Other assets	75
Reinsurance recoverables	244
Total assets	$8,693
Liabilities
Reserve for future policy benefits	$616
Other policyholder funds and benefits payable	7,340
Other liabilities	27
Total liabilities	$7,983
For the period of July 1, 2021 through December 31, 2021 (Successor Company), there was not a material impact on the Consolidated Statements of Operations from the Company's assumed reinsurance.
Ceded Reinsurance
Reinsurance recoverables include balances due from reinsurance companies and are presented net of ACL, upon adoption of ASU 2016-13. For further information, see Note 1 - Basis of Presentation and Significant Accounting Policies of Notes to Consolidated Financial Statements. The ACL represents an estimate of expected credit losses over the lifetime of the contracts that reflect management’s best estimate of reinsurance cessions that may be uncollectible in the future due to reinsurers’ inability to pay. Reinsurance recoverables include an estimate of the amount of policyholder benefits that may be ceded under the terms of the reinsurance agreements. Amounts recoverable from reinsurers are estimated in a manner consistent with assumptions used for the underlying policy benefits. Accordingly, the Company’s estimate of reinsurance recoverables is subject to similar risks and uncertainties as the estimate of the gross reserve for future policy benefits.

TALCOTT RESOLUTION LIFE INSURANCE COMPANY AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)
5. Reinsurance (continued)

Reinsurance Recoverables, net
	Successor Company	Predecessor Company
	As of December 31, 2021	As of December 31, 2020
Reserve for future policy benefits and other policyholder funds and benefits payable
Sold businesses (MassMutual and Prudential)	$19,850	$18,807
Commonwealth Annuity and Life Insurance Company ("Commonwealth")	8,718	7,579
TR Re	6,130	—
Other reinsurers	1,187	1,076
Gross reinsurance recoverables	35,885	27,462
Less: ACL	37	7
Reinsurance recoverables, net	$35,848	$27,455
As of December 31, 2021 (Successor Company), the Company had reinsurance recoverables from Commonwealth, Massachusetts Mutual Life Insurance Company ("MassMutual"), Prudential Financial, Inc. ("Prudential") and TR Re of approximately $8.7 billion, $6.8 billion, $13.1 billion and $6.1 billion, respectively. As of December 31, 2020 (Predecessor Company), the Company had reinsurance recoverables from Commonwealth, MassMutual and Prudential of $7.6 billion, $7.0 billion and $11.8 billion, respectively. The Company's obligations to its direct policyholders that have been reinsured to Commonwealth, MassMutual and Prudential are primarily secured by invested assets held in trust. The Company's obligations to its direct policyholders reinsured to TR Re are secured by invested assets held by the Company in segregated portfolios.
As disclosed in Note 1 - Basis of Presentation and Significant Accounting Policies, on December 30, 2021 (Successor Company), the Company entered into an affiliated reinsurance agreement with TR Re, primarily on a modified coinsurance basis. The Company paid TR Re $100 in ceding commission and an additional $84 to settle tax balances associated with the transaction as part of the arrangement and recorded a deferred gain of approximately $805. The following table presents the impact on the Consolidated Balance Sheets from the Company's affiliated reinsurance arrangement:

As of December 31, 2021 (Successor Company)
Assets
Reinsurance recoverables	$6,130
Total assets	6,130
Liabilities
Funds withheld liability	5,128
Other liabilities	818
Total liabilities	$5,946
For the period of July 1, 2021 through December 31, 2021 (Successor Company), there was not a material impact on the Consolidated Statements of Operations from the Company's affiliated reinsurance arrangements.
From December 31, 2021 (Successor Company) to December 31, 2020 (Predecessor Company), the ACL increased by $30 to $37. The Company closely monitors the financial condition, ratings and current market information of all its counterparty reinsurers and records an ACL considering the credit quality of the reinsurer, the invested assets in trust, and the period over which the recoverable balances are expected to be collected. Counterparty risk is assessed on a pooled basis in cases of shared risk characteristics, and separately for individual reinsurers when it is more relevant. The Company evaluates historical events, current conditions, and reasonable and supportable forecasts in developing its ACL estimate. Where its contracts permit, the Company secures future claim obligations with various forms of collateral, including irrevocable letters of credit, secured trusts and funds held accounts. The ACL is estimated using a probability of default and loss given default model applied to the amount of reinsurance recoverables, net of collateral, exposed to loss. The probability of default factor is assigned based on each reinsurer's credit rating. The Company reassesses and updates credit ratings on a quarterly basis. The probability of default factors encompass historical industry defaults for liabilities with similar durations to the reinsured liabilities as estimated through multiple economic cycles. The loss given default factors are based on a study of historical recovery rates for general creditors of corporations through multiple economic cycles.

TALCOTT RESOLUTION LIFE INSURANCE COMPANY AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)
5. Reinsurance (continued)

Insurance Revenues
	Successor Company	Predecessor Company
	For the Period of July 1, 2021 to December 31, 2021	For the Six Months Ended June 30, 2021	For the Years Ended December 31,
			2020	2019
Gross earned premium, fee income and other	$1,173	$1,210	$2,221	$2,375
Reinsurance assumed	69	64	125	115
Reinsurance ceded	(801)	(812)	(1,570)	(1,627)
Net earned premium, fee income and other	$441	$462	$776	$863
Insurance recoveries on ceded reinsurance agreements, which reduce death and other benefits, were $782 for the period of July 1, 2021 to December 31, 2021 (Successor Company), $958 for the sixth months ended June 30, 2021 (Predecessor Company), and $1.5 billion and $1.4 billion for the years ended December 31, 2020 and 2019, respectively (Predecessor Company). In addition, the Company has reinsured a majority of the risk associated with U.S. variable annuities and the associated GMDB and GMWB riders.

TALCOTT RESOLUTION LIFE INSURANCE COMPANY AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)
6. Value of Business Acquired

Changes in the VOBA Balance
	Successor Company	Predecessor Company
	For the Period of July 1, 2021 to December 31, 2021	For the Six Months Ended June 30, 2021	For the Years Ended December 31,
			2020	2019
Balance, beginning of period [1]	$565	$586	$696	$716
Amortization - VOBA	(17)	29	14	25
Amortization - unlock benefit (charge), pre-tax	(73)	14	(64)	—
Adjustments to unrealized gains on fixed maturities, AFS and other	4	26	(60)	(45)
Balance, end of period	$479	$655	$586	$696
[1]    The beginning balance as of July 1, 2021 differs from the ending balance as of June 30, 2021 due to the application of pushdown accounting related to the Sixth Street Acquisition. For more information, see Note 1 - Basis of Presentation and Significant Accounting Policies of Notes to Consolidated Financial Statements.

Expected Amortization of VOBA
Successor Company
Years	Expected Amortization
2022	$28
2023	$28
2024	$29
2025	$30
2026	$31

TALCOTT RESOLUTION LIFE INSURANCE COMPANY AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)
7. Goodwill and Other Intangible Assets

Goodwill
As of December 31, 2021 (Successor Company)
Carrying Value
Balance, beginning of period	$—
Acquisitions [1]	97
Accumulated impairments	—
Balance, end of period	$97
[1]    Related to the pushdown of purchase accounting related to the Sixth Street Acquisition on July 1, 2021. For more information, see Note 1 - Basis of Presentation and Significant Accounting Policies of Notes to Consolidated Financial Statements.
The goodwill from the Sixth Street Acquisition is attributable to the Company's expectation to leverage Sixth Street's capital management strategy for its life insurance business.

Other Intangible Assets
	Amortizing Intangible Assets [1]	Indefinite Lived Intangible Assets [2]	Total Other Intangible Assets
Predecessor Company
Gross carrying value, as of December 31, 2020	$29	$26	$55
Accumulated amortization through June 30, 2021	18	—	18
Net carrying value, as of June 30, 2021	$11	$26	$37
Weighted average expected life in years	5		5
Successor Company
Gross carrying value, as of July 1, 2021	$29	$26	$55
Additions [3]	30	—	30
Accumulated amortization through December 31, 2021	21	—	21
Net carrying value, as of December 31, 2021	$38	$26	$64
Weighted average expected life in years	7		7
[1]    Consists of internally developed software.
[2]    Consists of state insurance licenses.
[3]    Related to the election of pushdown accounting due to the Sixth Street Acquisition. For more information, see Note 1 - Basis of Presentation and Significant Accounting Policies of Notes to Consolidated Financial Statements.
There have been no renewals or extensions since December 31, 2020 (Predecessor Company).

Expected Pre-tax Amortization Expense (Successor Company)
Years	Expected Future Amortization Expense
2022	$6
2023	$6
2024	$6
2025	$6
2026	$6

TALCOTT RESOLUTION LIFE INSURANCE COMPANY AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)
8. Reserves for Future Policy Benefits and Separate Account Liabilities

Changes in Reserves for Future Policy Benefits
Successor Company
	Universal Life-Type Contracts
	VA GMDB/GMWB [1]	FIA Guarantees and Other [2]	Universal Life Secondary Guarantees	Traditional Annuity and Other Contracts [3]	Total Future Policy Benefits
Liability balance as of July 1, 2021	$346	$—	$4,394	$16,382	$21,122
Incurred [4]	38	604	240	253	1,135
Paid	(44)	—	(29)	(486)	(559)
Liability balance as of December 31, 2021	$340	$604	$4,605	$16,149	$21,698
Reinsurance recoverable asset as of July 1, 2021	$184	$—	$4,394	$5,422	$10,000
Incurred [4]	152	—	240	4,845	5,237
Paid	(37)	—	(29)	(132)	(198)
Reinsurance recoverable asset as of December 31, 2021	$299	$—	$4,605	$10,135	$15,039

Predecessor Company
	Universal Life-Type Contracts
	GMDB/ GMWB [1]	Universal Life Secondary Guarantees	Traditional Annuity and Other Contracts [3]	Total Future Policy Benefits
Liability balance as of December 31, 2020	$460	$4,195	$13,970	$18,625
Incurred [4]	54	217	179	450
Paid	(50)	(18)	(319)	(387)
Liability balance as of June 30, 2021	$464	$4,394	$13,830	$18,688
Reinsurance recoverable asset as of December 31, 2020	$254	$4,195	$4,690	$9,139
Incurred [4]	35	217	78	330
Paid	(41)	(18)	(137)	(196)
Reinsurance recoverable asset as of June 30, 2021	$248	$4,394	$4,631	$9,273

Predecessor Company
	Universal Life-Type Contracts
	GMDB/ GMWB [1]	Universal Life Secondary Guarantees	Traditional Annuity and Other Contracts [3]	Total Future Policy Benefits
Liability balance as of December 31, 2019	$450	$3,691	$14,324	$18,465
Incurred [4]	101	526	467	1,094
Paid	(91)	(22)	(821)	(934)
Liability balance as of December 31, 2020	$460	$4,195	$13,970	$18,625
Reinsurance recoverable asset as of December 31, 2019	$269	$3,691	$4,843	$8,803
Incurred [4]	57	526	122	705
Paid	(72)	(22)	(275)	(369)
Reinsurance recoverable asset as of December 31, 2020	$254	$4,195	$4,690	$9,139
[1]    These liability balances include all GMDB benefits, plus the life-contingent portion of GMWB benefits in excess of the return of the GRB. GMWB benefits up to the GRB are embedded derivatives held at fair value and are excluded from these balances.
[2]    These liability balances include additional liabilities for expected annuitizations on two-tiered FIA's and all GLWB's, as part of the Allianz reinsurance agreement entered into on December 30, 2021.
[3]    Represents life-contingent reserves for which the company is subject to insurance and investment risk.
[4]    Includes the portion of assessments established as additions to reserves, changes in estimates affecting the reserves and the amounts recoverable under modified coinsurance reinsurance agreements.

TALCOTT RESOLUTION LIFE INSURANCE COMPANY AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)
8. Reserves for Future Policy Benefits and Separate Account Liabilities (continued)

Account Value by GMDB/GMWB Type as of December 31, 2021 (Successor Company)
	Account Value (“AV”) [9]	Net amount at Risk (“NAR”) [10]	Retained Net Amount at Risk (“RNAR”) [10]	Weighted Average Attained Age of Annuitant
MAV [1]
MAV only	$12,968	$1,351	$105	74
With 5% rollup [2]	952	62	9	75
With earnings protection benefit rider (“EPB”) [3]	3,284	620	42	75
With 5% rollup & EPB	452	99	11	76
Total MAV	17,656	2,132	167
Asset protection benefit (“APB”) [4]	8,395	41	15	73
Lifetime income benefit (“LIB”) – death benefit [5]	354	2	1	75
Reset (5-7 years) [6]	2,505	6	3	72
Return of premium (“ROP”) /other [7]	5,422	42	12	75
Variable annuity without GMDB [8]	2,985	—	—	73
Subtotal variable annuity [11]	$37,317	$2,223	$198	74
Less: general account value	2,715
Subtotal separate account liabilities with GMDB	34,602
Separate account liabilities - other	76,990
Total separate account liabilities	$111,592
[1]    MAV GMDB is the greatest of current AV, net premiums paid and the highest AV on any anniversary before age 80 years (adjusted for withdrawals).
[2]    Rollup GMDB is the greatest of the MAV, current AV, net premium paid and premiums (adjusted for withdrawals) accumulated at generally 5% simple interest up to the earlier of age 80 years or 100% of adjusted premiums.
[3]    EPB GMDB is the greatest of the MAV, current AV, or contract value plus a percentage of the contract’s growth. The contract’s growth is AV less premiums net of withdrawals, subject to a cap of 200% of premiums net withdrawals.
[4]    APB GMDB is the greater of current AV or MAV, not to exceed current AV plus 25% times the greater of net premiums and MAV (each adjusted for premiums in the past 12 months).
[5]    LIB GMDB is the greatest of current AV; net premiums paid; or, for certain contracts, a benefit amount generally based on market performance that ratchets over time.
[6]    Reset GMDB is the greatest of current AV, net premiums paid and the most recent five to seven year anniversary AV before age 80 years (adjusted for withdrawals).
[7]    ROP GMDB is the greater of current AV and net premiums paid.
[8]    Includes account value for contracts that had a GMDB at issue but no longer have a GMDB due to certain elections made by policyholders or their beneficiaries.
[9]    AV includes the contract holder’s investment in the separate account and the general account.
[10]    NAR is defined as the guaranteed minimum death benefit in excess of the current AV. RNAR represents NAR reduced for reinsurance. NAR and RNAR are highly sensitive to equity market movements and increase when equity markets decline.
[11]    Some variable annuity contracts with GMDB also have a life-contingent GMWB that may provide for benefits in excess of the return of the GRB. Such contracts included in this amount have $4.8 billion of total account value and weighted average attained age of 76 years. There is no NAR or retained NAR related to these contracts.

Account Balance Breakdown of Variable Separate Account Investments for Contracts with Guarantees
	Successor Company	Predecessor Company
Asset Type	December 31, 2021	December 31, 2020
Equity securities (including mutual funds)	$33,240	$32,011
Cash and cash equivalents [1]	1,362	1,765
Total [2]	$34,602	$33,776
[1]    Represents an allocation of the portfolio holdings.
[2]    Includes $3.0 billion and $2.6 billion of account value as of December 31, 2021 (Successor Company) and 2020 (Predecessor Company) for contracts that had a GMDB at issue but no longer have a GMDB due to certain elections made by policyholders or their beneficiaries.

TALCOTT RESOLUTION LIFE INSURANCE COMPANY AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)
8. Reserves for Future Policy Benefits and Separate Account Liabilities (continued)

As of December 31, 2021 (Successor Company) and 2020 (Predecessor Company), approximately 17% and 18%, respectively, of the equity securities (including mutual funds), in the preceding table were funds invested in fixed income securities and approximately 83% and 82%, respectively, were funds invested in equity securities.
For further information on guaranteed living benefits that are accounted for at fair value, such as GMWB, see Note 2 - Fair Value Measurements of Notes to Consolidated Financial Statements.

TALCOTT RESOLUTION LIFE INSURANCE COMPANY AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)
9. Debt

Collateralized Advances
The Company is a member of the Federal Home Loan Bank of Boston (“FHLBB”). Membership allows the Company access to collateralized advances, which may be used to support various spread-based business and enhance liquidity management. FHLBB membership requires the Company to own member stock and advances require the purchase of activity stock. The amount of advances that can be taken are dependent on the asset types pledged to secure the advances. The CTDOI will permit the Company to pledge up to approximately $731 in qualifying assets to secure FHLBB advances for 2022. The pledge limit is recalculated annually based on statutory admitted assets and capital and surplus. The Company would need to seek the prior approval of the CTDOI in order to exceed these limits. As of December 31, 2021, the Company had no advances outstanding under the FHLBB facility.

TALCOTT RESOLUTION LIFE INSURANCE COMPANY AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)
10. Income Taxes

Provision for Income Taxes
	Successor Company	Predecessor Company
	For the Period of July 1, 2021 to December 31, 2021	For the Six Months Ended June 30, 2021	For the Years Ended December 31,
Income Tax Expense (Benefit)			2020	2019
Current - U.S. Federal	$(86)	$—	$10	$(8)
Deferred - U.S. Federal	137	30	56	52
Total income tax expense	$51	$30	$66	$44
Deferred tax assets and liabilities on the consolidated balance sheets represent the tax consequences of differences between the financial reporting and tax basis of assets and liabilities.

Components of Deferred Tax Assets (Liabilities)
	Successor Company	Predecessor Company
	December 31, 2021	December 31, 2020
Deferred Tax Assets
Tax basis deferred policy acquisition costs	$110	$79
VOBA and reserves	716	567
Net operating loss carryover	25	102
Employee benefits	7	7
Foreign tax credit carryover	16	18
Net unrealized loss on investments	4	—
Deferred reinsurance gain	187	198
Other	—	12
Total deferred tax assets	1,065	983
Deferred Tax Liabilities
Investment related items	(449)	(145)
Net unrealized gains on investments	—	(360)
Other	(13)	—
Total deferred tax liabilities	(462)	(505)
Net deferred tax asset	$603	$478
The statute of limitations is closed through the 2017 tax year with the exception of net operating loss ("NOL") carryforwards utilized in open tax years. Management believes that adequate provision has been made on the consolidated financial statements for any potential adjustments that may result from tax examinations and other tax-related matters for all open tax years. For periods ended December 31, 2021 (Successor Company) and 2020 (Predecessor Company), the Company had no reserves for uncertain tax positions. As of December 31, 2021 (Successor Company) and 2020 (Predecessor Company), there was no unrecognized tax benefit that if recognized would affect the effective tax rate and that had a reasonable possibility of significantly increasing or decreasing within the next 12 months.
The Company classifies interest and penalties (if applicable) as income tax expense on the consolidated financial statements. The Company recognized no interest expense for the period July 1, 2021 to December 31, 2021 (Successor Company), the six months ended June 30, 2021 (Predecessor Company) and the years ended December 31, 2020 and 2019 (Predecessor Company). The Company had no interest payable as of December 31, 2021 (Successor Company) and 2020 (Predecessor Company). The Company does not believe it would be subject to any penalties in any open tax years and, therefore, has not recorded any accrual for penalties.
The Company believes it is more likely than not that all deferred tax assets will be fully realized. In assessing the need for a valuation allowance, management considered future taxable temporary difference reversals, future taxable income exclusive of reversing temporary differences and carryovers, taxable income in open carry back years and other tax

TALCOTT RESOLUTION LIFE INSURANCE COMPANY AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)
10. Income Taxes (continued)

planning strategies. From time to time, tax planning strategies could include holding a portion of debt securities with market value losses until recovery, making investments which have specific tax characteristics and business considerations such as asset-liability matching.
Net deferred income taxes include the future tax benefits associated with the net operating loss carryover and foreign tax credit carryover as follows:
Net Operating Loss Carryover
As of December 31, 2021 (Successor Company) and 2020 (Predecessor Company), the net deferred tax asset included the expected tax benefit attributable to net operating losses of $117 and $484, respectively. The totals include U.S. losses that were generated prior to 2017 of $0 and $121, respectively. These losses are subject to limits on the period for which they can be carried forward. If not utilized, these losses will expire from 2028-2030. Utilization of these loss carryovers is dependent upon the generation of sufficient future taxable income. The totals also include U.S. losses that were generated in 2018 of $117 and $363, respectively, primarily due to the Commonwealth Annuity Reinsurance Agreement. These losses do not expire, but their utilization in any carryforward year is limited to 80% of taxable income in that year. The loss carryforwards are also subject to Internal Revenue Code Section 382, which may limit the amount that can be utilized in any carryforward year.
Given the Company's expected future earnings, the Company believes sufficient taxable income will be generated in the future to utilize its net operating loss carryover. Although the Company believes there will be sufficient future taxable income to fully recover the remainder of the loss carryover, the Company's estimate of the likely realization may change over time.
Foreign Tax Credit Carryover
As of December 31, 2021 (Successor Company) and 2020 (Predecessor Company), the net deferred tax asset included the expected tax benefit attributable to foreign tax credit carryovers of $16 and $18 respectively.
A reconciliation of the tax provision at the U.S. Federal statutory rate to the provision (benefit) for income taxes is as follows.

Income Tax Rate Reconciliation
	Successor Company	Predecessor Company
	For the Period of July 1, 2021 to December 31, 2021	For the Six Months Ended June 30, 2021	For the Years Ended December 31,
			2020	2019
Tax provision at U.S. Federal statutory rate	$70	$45	$98	$86
Dividends received deduction ("DRD")	(16)	(14)	(28)	(34)
Foreign related investments	(2)	(1)	(4)	(7)
Other	(1)	—	—	(1)
Provision for income taxes	$51	$30	$66	$44
The separate account DRD is estimated for the current year using information from the most recent return, adjusted for current year equity market performance and other appropriate factors, including estimated levels of corporate dividend payments and level of policy owner equity account balances. The actual current year DRD can vary from estimates based on, but not limited to, changes in eligible dividends received in the mutual funds, amounts of distributions from these mutual funds and the Company’s taxable income before the DRD. The Company evaluates its DRD computations on a quarterly basis.

TALCOTT RESOLUTION LIFE INSURANCE COMPANY AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)
11. Commitments and Contingencies
Contingencies Relating to Corporate Litigation and Regulatory Matters
Management evaluates each contingent matter separately. A loss is recorded if probable and reasonably estimable. Management establishes reserves for these contingencies at its “best estimate,” or, if no one number within the range of possible losses is more probable than any other, the Company records an estimated liability at the low end of the range of losses.
Litigation
The Company is involved in claims litigation arising in the ordinary course of business with respect to life and annuity contracts. The Company accounts for such activity through the establishment of reserves for future policy benefits. Management expects that the ultimate liability, if any, with respect to such ordinary-course claims litigation, after consideration of provisions made for potential losses and costs of defense, will not be material to the consolidated financial condition, results of operations or cash flows of the Company.
The Company is also involved in other kinds of legal actions, some of which assert claims for substantial amounts. Such actions have alleged, for example, bad faith in the handling of insurance claims and improper sales practices in connection with the sale of insurance and investment products. Some of these actions also seek punitive damages. Management expects that the ultimate liability, if any, with respect to such lawsuits, after consideration of provisions made for estimated losses, will not be material to the consolidated financial condition of the Company. Nonetheless, given the large or indeterminate amounts sought in certain of these actions, and the inherent unpredictability of litigation, it is possible that an adverse outcome in certain matters could, from time to time, have a material adverse effect on the Company’s consolidated financial condition, results of operations or cash flows in particular quarterly or annual periods.
Lease Commitments
The rent paid for operating leases were $1 for the period of July 1, 2021 to December 31, 2021 (Successor Company), $1 for six months ended June 30, 2021 (Predecessor Company) and $2 and $2 for the years ended December 31, 2020 and 2019 (Predecessor Company).

Future Minimum Lease Payments (Successor Company)
2022	$1
2023	1
2024	—
2025	—
2026	—
Thereafter	—
Total minimum lease payments	$2
Unfunded Commitments
As of December 31, 2021 (Successor Company), the Company had outstanding commitments totaling $705, of which $420 was committed to fund limited partnership and other alternative investments, which may be called by the partnership during the commitment period to fund the purchase of new investments and partnership expenses. Additionally, $45 of the outstanding commitments are primarily related to various funding obligations associated with private debt. The remaining outstanding commitments of $240 are related to mortgage loans. Of the $705 in total outstanding commitments, $155 are related to mortgage loan commitments, which the Company can cancel unconditionally.
Guaranty Fund and Other Insurance-Related Assessments
In all states, insurers licensed to transact certain classes of insurance are required to become members of a guaranty fund. In most states, in the event of the insolvency of an insurer writing any such class of insurance in the state, members of the funds are assessed to pay certain claims of the insolvent insurer. A particular state’s fund assesses its members based on their respective written premiums in the state for the classes of insurance in which the insolvent insurer was engaged. Assessments are generally limited for any year to one or two percent of premiums written per year depending on the state.
Liabilities for guaranty funds and other insurance-related assessments are accrued when an assessment is probable, when it can be reasonably estimated, and when the event obligating the Company to pay an imposed or probable assessment has occurred. Liabilities for guaranty funds and other insurance-related assessments are not discounted and are included as part of other liabilities in the Consolidated Balance Sheets. As of December 31, 2021 (Successor Company) and 2020 (Predecessor Company), the liability balance was $4 and $7, respectively. As of December 31, 2021 (Successor Company)

TALCOTT RESOLUTION LIFE INSURANCE COMPANY AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)
12. Transactions with Affiliates

and 2020 (Predecessor Company) amounts related to premium tax offsets of $1 and $2, respectively, were included in other assets on the Consolidated Balance Sheets.
Derivative Commitments
Certain of the Company’s derivative agreements contain provisions that are tied to the financial strength ratings, as set by nationally recognized statistical agencies or risked-based capital ("RBC") tests, of the individual legal entity that entered into the derivative agreement. If the legal entity’s financial strength were to fall below certain ratings, the counterparties to the derivative agreements could demand immediate and ongoing full collateralization and in certain instances enable the counterparties to terminate the agreements and demand immediate settlement of all outstanding derivative positions traded under each impacted bilateral agreement. The settlement amount is determined by netting the derivative positions transacted under each agreement. If the termination rights were to be exercised by the counterparties, it could impact the legal entity’s ability to conduct hedging activities by increasing the associated costs and decreasing the willingness of counterparties to transact with the legal entity. The aggregate fair value of all derivative instruments with credit-risk-related contingent features that were in a net liability position as of December 31, 2021 (Successor Company) was $252. Of this $252, the legal entities have posted collateral of $271 in the normal course of business. In addition, the Company did not post any collateral associated with a customized GMWB derivative. This could change as derivative market values change, as a result of changes in our hedging activities or to the extent changes in contractual terms are negotiated. The nature of the collateral that is posted, when required, would be primarily in the form of U.S. Treasury bills, U.S. Treasury notes and government agency securities.

TALCOTT RESOLUTION LIFE INSURANCE COMPANY AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)
12. Transactions with Affiliates

Parent Company Transactions
As of December 31, 2021 (Successor Company) and 2020 (Predecessor Company), the Company had no direct employees as it is managed by TLI, the Company's indirect parent, pursuant to an Intercompany Services and Cost Allocation Agreement ("the reimbursement agreement") between the Company, TLI and other Company affiliates. Effective July 1, 2021 the expense reimbursement agreement was modified to reflect a cost-plus reimbursement model. The impact of this revision was not material to the Company.
On October 1, 2021, TLI, acquired Lombard International Administration Services Company, LLC ("LIAS") and LIAS Administration Fee Issuer, LLC ("LAFI") for the purpose of providing insurance administration services and support for banks, corporations, and insurance companies. LIAS currently services approximately $42 billion of the Company's separate account assets under administration within the COLI and BOLI markets. Subsequent to the acquisition, the Company paid approximately $14 of fees to LIAS and received approximately $1 in expense reimbursements from LIAS.
For information related to affiliated reinsurance arrangements with the Company's parent company TR Re, see Note 1 - Basis of Presentation and Significant Accounting Policies and Note 5 - Reinsurance of Notes to Consolidated Financial Statements.
For information related to capital contributions to the parent company, see the Dividends section of Note 13 - Statutory Results of Notes to Consolidated Financial Statements.

TALCOTT RESOLUTION LIFE INSURANCE COMPANY AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)
13. Statutory Results
The Company and its domestic insurance subsidiaries prepare their statutory financial statements in conformity with statutory accounting practices prescribed or permitted by the applicable state insurance department which vary materially from U.S. GAAP. Prescribed statutory accounting practices include publications of the National Association of Insurance Commissioners (“NAIC”), as well as state laws, regulations and general administrative rules. The differences between statutory financial statements and financial statements prepared in accordance with U.S. GAAP vary between domestic and foreign jurisdictions. The principal differences are that statutory financial statements do not reflect deferred policy acquisition and value of business acquired costs and limit deferred income taxes, predominately use interest rate and mortality assumptions prescribed by the NAIC for life benefit reserves, generally carry bonds at amortized cost and present reinsurance assets and liabilities net of reinsurance. For reporting purposes, statutory capital and surplus is referred to collectively as "statutory capital".

Statutory Net Income (Loss)
	Successor Company	Predecessor Company
	For the Period of July 1, 2021 to December 31, 2021	For the Six Months Ended June 30, 2021	For the Years Ended December 31,
			2020	2019
Combined statutory net income (loss)	$(426)	$(2)	$245	$488

Statutory Capital
	Successor Company	Predecessor Company
	December 31, 2021	December 31, 2020
Statutory capital [1]	$2,153	$3,142
[1]    The Company relies upon a prescribed practice allowed by Connecticut state laws that allow the Company to receive a reinsurance reserve credit for reinsurance treaties that provide for a limited right of unilateral cancellation by the reinsurer. The benefit from this prescribed practice was approximately $29 and $51 as of December 31, 2021 (Successor Company) and 2020 (Predecessor Company), respectively.
Statutory accounting practices do not consolidate the net income (loss) of subsidiaries that report under U.S. GAAP. The combined statutory net income (loss) above represents the total statutory net income (loss) of the Company and its other insurance subsidiaries. Statutory accounting principles require that ceding commissions paid on reinsurance transactions be expensed in the period incurred, affecting statutory net loss, where GAAP allows for the deferral of these amounts. In addition, as noted in Note 1 - Basis of Presentation and Significant Accounting Policies, the Company paid a $500 dividend associated with the Sixth Street transaction. Both items affected statutory capital.
Regulatory Capital Requirements
The Company's U.S. insurance companies' states of domicile impose RBC requirements. The requirements provide a means of measuring the minimum amount of statutory capital appropriate for an insurance company to support its overall business operations based on its size and risk profile. Regulatory compliance is determined by a ratio of a company's total adjusted capital (“TAC”) to its authorized control level RBC (“ACL RBC”). Companies below specific trigger points or ratios are classified within certain levels, each of which requires specified corrective action. The minimum level of TAC before corrective action commences (“Company Action Level”) is two times the ACL RBC. The adequacy of a company's capital is determined by the ratio of a company's TAC to its Company Action Level, known as the "RBC ratio." The Company and all of its operating insurance subsidiaries had RBC ratios in excess of the minimum levels required by the applicable insurance regulations. The RBC ratios for the Company and its principal life insurance operating subsidiaries were all in excess of 300% of their Company Action Levels as of December 31, 2021 (Successor Company) and 2020 (Predecessor Company). The reporting of RBC ratios is not intended for the purpose of ranking any insurance company, or for use in connection with any marketing, advertising or promotional activities.
Dividends
As a condition to the Sixth Street Acquisition, the CTDOI requires any dividends from the Company, for a two-year period following the acquisition, be approved by the state insurance commissioner. Subsequent to this approval condition, dividends to the Company from its insurance subsidiaries and dividends from the Company to its parent are restricted by insurance regulation. The payment of dividends by Connecticut-domiciled insurers is limited under the insurance holding

TALCOTT RESOLUTION LIFE INSURANCE COMPANY AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)
13. Statutory Results (continued)
company laws of Connecticut. These laws require notice to and approval by the state insurance commissioner for the declaration or payment of any dividend, which, together with other dividends or distributions made within the preceding twelve months, exceeds the greater of (i) 10% of the insurer’s policyholder surplus as of December 31 of the preceding year or (ii) net income (or net gain from operations, if such company is a life insurance company) for the twelve-month period ending on the thirty-first day of December last preceding, in each case determined under statutory insurance accounting principles. In addition, if any dividend of a domiciled insurer exceeds the insurer’s earned surplus or certain other thresholds as calculated under applicable state insurance law, the dividend requires the prior approval of the domestic regulator. In addition to statutory limitations on paying dividends, the Company also takes other items into consideration when determining dividends from subsidiaries. These considerations include, but are not limited to, expected earnings and capitalization of the subsidiary, regulatory capital requirements and liquidity requirements of the individual operating company.
On June 28, 2021 (Predecessor Company), TL paid a $500 dividend to its then parent, TLI.
Absent the restrictions noted above, the Company would be permitted to pay up to a maximum of $215 in dividends and the Company's subsidiaries are permitted to pay up to a maximum of $395 in dividends as determined by the above mentioned insurance regulations.
On September 18, 2020 (Predecessor Company), TL received a $400 dividend from its subsidiary, Talcott Resolution Life and Annuity Insurance Company ("TLA"). On the same date, TL subsequently declared and paid a $319 dividend to its parent TLI.
On September 16, 2019 (Predecessor Company), TL received a $250 dividend from its subsidiary, TLA. On the same date, TL subsequently declared and paid a $700 dividend to its parent, TLI.

TALCOTT RESOLUTION LIFE INSURANCE COMPANY AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)
14. Changes in and Reclassifications From Accumulated Other Comprehensive Income

Changes in AOCI, Net of Tax for the Period of July 1, 2021 to December 31, 2021 (Successor Company)
	Changes in
	Net Unrealized Gain on Fixed Maturities	Unrealized Losses on Fixed Maturities for Which an ACL Has Been Recorded	Net Gain on Cash Flow Hedging Instruments	Foreign Currency Translation Adjustments	AOCI, net of tax
Beginning balance	$—	$—	$—	$—	$—
OCI before reclassifications	(12)	—	—	—	(12)
Amounts reclassified from AOCI	2	—	—	—	2
OCI, net of tax	(10)	—	—	—	(10)
Ending balance	$(10)	$—	$—	$—	$(10)

Changes in AOCI, Net of Tax for the Six Months Ended June 30, 2021 (Predecessor Company)
	Changes in
	Net Unrealized Gain on Fixed Maturities	Unrealized Losses on Fixed Maturities for Which an ACL Has Been Recorded	Net Gain on Cash Flow Hedging Instruments	Foreign Currency Translation Adjustments	AOCI, net of tax
Beginning balance	$1,282	$—	$(1)	$—	$1,281
OCI before reclassifications	(238)	—	—	—	(238)
Amounts reclassified from AOCI	(37)	—	1	—	(36)
OCI, net of tax	(275)	—	1	—	(274)
Ending balance	$1,007	$—	$—	$—	$1,007

Changes in AOCI, Net of Tax for the Year Ended December 31, 2020 (Predecessor Company)
	Changes in
	Net Unrealized Gain on Fixed Maturities	Unrealized Losses on Fixed Maturities for Which an ACL Has Been Recorded	Net Gain on Cash Flow Hedging Instruments	Foreign Currency Translation Adjustments	AOCI, net of tax
Beginning balance	$717	$—	$—	$—	$717
OCI before reclassifications	665	(1)	(1)	—	663
Amounts reclassified from AOCI	(100)	1	—	—	(99)
OCI, net of tax	565	—	(1)	—	564
Ending balance	$1,282	$—	$(1)	$—	$1,281

TALCOTT RESOLUTION LIFE INSURANCE COMPANY AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)
14. Changes in and Reclassifications From Accumulated Other Comprehensive Income (continued)

Changes in AOCI, Net of Tax for the Year Ended December 31, 2019 (Predecessor Company)
	Changes in
	Net Unrealized Gain on Fixed Maturities	Net Gain on Cash Flow Hedging Instruments	Foreign Currency Translation Adjustments	AOCI, net of tax
Beginning balance	$(173)	$—	$2	$(171)
OCI before reclassifications	927	—	(2)	925
Amounts reclassified from AOCI	(37)	—	—	(37)
OCI, net of tax	890	—	(2)	888
Ending balance	$717	$—	$—	$717

Reclassification from AOCI
	Successor Company	Predecessor Company
	For the Period of July 1, 2021 to December 31, 2021	For the Six Months Ended June 30, 2021	For the Years Ended December 31,		Affected Line Item on the Consolidated Statements of Operations
			2020	2019
Net Unrealized Gain on Fixed Maturities
Available-for-sale securities	$(2)	$47	$127	$47	Net realized capital losses
	(2)	47	127	47	Income before income taxes
	—	10	27	10	Income tax expense
	$(2)	$37	$100	$37	Net income
Unrealized Losses on Fixed Maturities for Which an ACL Has Been Recorded
Fixed maturities, AFS	$—	$—	$(1)		Net realized capital losses
	—	—	(1)		Income before income taxes
	—	—	—		Income tax expense
	$—	$—	$(1)		Net income
Net Gains on Cash-Flow Hedging Instruments
Interest rate swaps	$—	$—	$—	$—	Net realized capital losses
Interest rate swaps	—	—	—	—	Net investment income
Foreign currency swaps	—	(1)	—	—	Net realized capital losses
	—	(1)	—	—	Income before income taxes
	—	—	—	—	Income tax expense
	$—	$(1)	$—	$—	Net income
Total amounts reclassified from AOCI	$(2)	$36	$99	$37	Net income

TALCOTT RESOLUTION LIFE INSURANCE COMPANY AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)
15. Revenue from Contracts with Customers
The Company follows the FASB’s updated guidance for recognizing revenue from contracts with customers which excludes insurance contracts and financial instruments. Revenue subject to the guidance is recognized when, or as, goods or services are transferred to customers in an amount that reflects the consideration that an entity is expected to receive in exchange for those goods or services.

Revenues from Contracts with Customers
	Successor Company	Predecessor Company
	For the Period of July 1, 2021 to December 31, 2021	For the Six Months Ended June 30, 2021	For the Years Ended December 31,
			2020	2019
Administration and distribution services fees	$45	$44	$80	$84
The Company earns revenues from these contracts primarily for administrative and distribution services fees from offering certain fund families as investment options in its variable annuity products. Fees are primarily based on the average daily net asset values of the funds and are recorded in the period in which the services are provided and collected monthly. Fluctuations in domestic and international markets and related investment performance, volume and mix of sales and redemptions of the funds, and other changes to the composition of assets under management are all factors that ultimately have a direct effect on fee income earned.

TALCOTT RESOLUTION LIFE INSURANCE COMPANY AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)
16. Subsequent Event
The Company has evaluated subsequent events through April 1, 2022, the date the consolidated financial statements were issued. There have been no events occurring subsequent to December 31, 2021, which have a material effect on the consolidated financial condition of the Company.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
To the Board of Directors and Stockholder of
Talcott Resolution Life Insurance Company

Opinion on the Financial Statement Schedules

We have audited the consolidated financial statements of Talcott Resolution Life Insurance Company and subsidiaries (the "Company") as of December 31, 2021 (Successor Company) and 2020 (Predecessor Company), and for the period of July 1, 2021 to December 31, 2021 (Successor Company) and the six months ended June 30, 2021 (Predecessor Company), and for the years ended December 31, 2020 and 2019 (Predecessor Company), and have issued our report thereon dated April 1, 2022 (which report expresses an unqualified opinion and includes an emphasis of matter paragraph concerning the Company’s election to pushdown purchase accounting in 2021). Our audits also included the financial statement schedules I, IV, and V. These financial statement schedules are the responsibility of the Company's management. Our responsibility is to express an opinion on the Company’s financial statement schedules based on our audits. In our opinion, such financial statement schedules, when considered in relation to the financial statements taken as a whole, present fairly, in all material respects, the information set forth therein.

/s/ DELOITTE & TOUCHE LLP

Hartford, CT
April 1, 2022

TALCOTT RESOLUTION LIFE INSURANCE COMPANY AND SUBSIDIARIES
SCHEDULE I
SUMMARY OF INVESTMENTS—OTHER THAN INVESTMENTS IN AFFILIATES
($ in millions)

	Successor Company
	As of December 31, 2021
Type of Investment	Cost	Fair Value	Amount at Which Shown on Balance Sheet
Fixed Maturities
Bonds and notes
U.S. government and government agencies and authorities (guaranteed and sponsored)	$1,643	$1,669	$1,887
States, municipalities and political subdivisions	1,452	1,456	1,456
Foreign governments	365	362	362
Public utilities	1,718	1,707	1,707
All other corporate bonds	11,662	11,650	11,650
All other mortgage-backed and asset-backed securities	4,146	4,127	3,909
Total fixed maturities, available-for-sale	20,986	20,971	20,971
Fixed maturities, at fair value using fair value option	—	—	—
Total fixed maturities	20,986	20,971	20,971
Equity Securities
Common stocks
Industrial, miscellaneous and all other	25	25	25
Non-redeemable preferred stocks	178	178	178
Total equity securities, at fair value	203	203	203
Mortgage loans [1]	2,143	2,138	2,131
Policy loans	1,484	1,484	1,484
Futures, options and miscellaneous	195	15	15
Real estate acquired in satisfaction of debt	11	11	11
Short-term investments	1,254	1,254	1,254
Investments in partnerships and trusts	1,147		1,147
Total investments	$27,423		$27,216
[1] Cost of mortgage loans excludes the allowance for credit losses ("ACL") of $12. For further information, refer to Schedule V - Valuation and Qualifying Accounts.

TALCOTT RESOLUTION LIFE INSURANCE COMPANY AND SUBSIDIARIES
SCHEDULE IV
REINSURANCE
($ In millions)

	Gross Amount	Ceded to Other Companies	Assumed From Other Companies	Net Amount	Percentage of Amount Assumed to Net
For the Period of July 1, 2021 to December 31, 2021 (Successor Company)
Life insurance in-force	$232,607	$166,822	$158	$65,943	—%
Insurance Revenues
Life insurance and annuities	$1,170	$798	$69	$441	16%
Accident health insurance	3	3	—	—	—%
Total insurance revenues	$1,173	$801	$69	$441	16%
For the Six Months Ended June 30, 2021 (Predecessor Company)
Life insurance in-force	$236,517	$170,776	$166	$65,907	—%
Insurance Revenues
Life insurance and annuities	$1,202	$804	$64	$462	14%
Accident health insurance	8	8	—	—	—%
Total insurance revenues	$1,210	$812	$64	$462	14%
For the Year Ended December 31, 2020 (Predecessor Company)
Life insurance in-force	$239,801	$174,372	$173	$65,602	—%
Insurance Revenues
Life insurance and annuities	$2,201	$1,550	$125	$776	16%
Accident health insurance	20	20	—	—	—%
Total insurance revenues	$2,221	$1,570	$125	$776	16%
For the Year Ended December 31, 2019 (Predecessor Company)
Life insurance in-force	$249,728	$181,779	$378	$68,327	1%
Insurance Revenues
Life insurance and annuities	$2,350	$1,602	$115	$863	13%
Accident health insurance	25	25	—	—	—%
Total insurance revenues	$2,375	$1,627	$115	$863	13%

TALCOTT RESOLUTION LIFE INSURANCE COMPANY AND SUBSIDIARIES
SCHEDULE V
VALUATION AND QUALIFYING ACCOUNTS
(In millions)

Successor Company
2021	Balance July 1,	Charged to Costs and Expenses	Write-offs/Payments/Other	Balance December 31,
Allowance for credit losses ("ACL") on fixed maturities, AFS	$—	$—	$—	$—
ACL on mortgage loans	12	—	—	12
ACL on reinsurance recoverables	34	3	—	37
Predecessor Company
2021	Balance January 1,	Charged to Costs and Expenses	Write-offs/Payments/Other	Balance June 30,
ACL on fixed maturities, AFS	1	—	—	1
ACL on mortgage loans	17	(6)	—	11
ACL on reinsurance recoverables	7	—	—	7
2020	Balance January 1,	Charged to Costs and Expenses	Write-offs/Payments/Other	Balance December 31,
ACL on fixed maturities, AFS	—	1	—	1
ACL on mortgage loans	9	8	—	17
ACL on reinsurance recoverables	5	2	—	7
2019	Balance January 1,	Charged to Costs and Expenses	Write-offs/Payments/Other	Balance December 31,
Valuation allowance on mortgage loans	$5	$—	$(5)	$—

PART C - OTHER INFORMATION
ITEM 27. EXHIBITS

(a)		Resolution of the Board of Directors authorizing the establishment of the Separate Account.(1)
(b)		Not applicable.
(c)	(1)	Amended and Restated Principal Underwriter Agreement.(1)
	(2)	Form of Dealer Agreement.(1)
(d)	(1)	Individual Flexible Premium Variable Annuity Contract.(1)
	(2)	MAV Death Benefit/Earnings Protection Benefit Rider.(1)
	(3)	Principal First Preferred Benefit Rider.(1)
	(4)	Extended Withdrawal Privilege Rider.(1)
	(5)	Fixed Account Rider.(1)
	(6)	Fixed Account Rider.(1)
	(7)	Fixed Account Rider.(1)
	(8)	Premium Protection Death Benefit Rider.(1)
	(9)	Maximum Anniversary Value Death Benefit Rider.(1)
	(10)	Asset Protection Death Benefit Rider.(1)
	(11)	Earnings Protection Benefit Rider.(1)
	(12)	Return of Contract Value Benefit Rider.(1)
	(13)	Guaranteed Income Benefit Rider.(1)
	(14)	Principal First Rider.(1)
	(15)	Lifetime Income Builder Portfolios Rider (Single).(1)
	(16)	Lifetime Income Builder Portfolios Rider (Joint Life/Spousal).(1)
	(17)	Lifetime Income Builder Selects Rider (Single).(1)
	(18)	Lifetime Income Builder Selects Rider (Joint Life/Spousal).(1)
	(19)	Lifetime Income Foundation Rider (Single).(1)
	(20)	Lifetime Income Foundation Rider (Joint Life/Single).(1)
	(21)	Lifetime Income Builder II Rider (Single).(1)
	(22)	Lifetime Income Builder II Rider (Joint Life/Spousal).(1)
	(23)	Amendatory Rider-Voluntary Program to Surrender Contract and In Force Riders and Receive Enhanced Surrender Value.(1)
	(24)	Amendatory Rider - Annuity Commencement Date Deferral Option.(1)
(e)		Form of Application.(1)
(f)	(1)	Certificates of Incorporation of Talcott Resolution. (2)
	(2)	Amended and Restated Bylaws of Talcott Resolution. (2)
(g)	(1)	Transamerica Financial Life Insurance Company.(2)
	(2)	ACE Tempest Life Reinsurance Ltd. (October 1, 2002).(1)
	(3)	ACE Tempest Life Reinsurance Ltd. (June 2, 2003).(1)
	(4)	ACE Tempest Life Reinsurance Ltd. (April 1, 2004).(1)
	(5)	Swiss Re Life & Health America, Inc. (HL).(1)
	(6)	TR Re, Ltd. Reinsurance Agreement (October 1, 2021) (TL)
(h)	(1)	AIM Variable Insurance Funds.(1)
	(2)	American Funds Insurance Series.(1)

	(3)	Franklin Templeton Variable Insurance Products Trust.(1)
	(4)	Hartford.(1)
	(5)	MFS Variable Insurance Trust.(1)
	(6)	Columbia.(1)
	(7)	Morgan Stanley VIF.(1)
	(8)	Wells Fargo.(1)
	(9)	Cognizant Talcott MSA
(i)	(1)	AIM VIT.
	(2)	American Funds Insurance Series.
	(3)	Franklin Templeton Investments.
	(4)	Hartford.
	(5)	MFS Variable Insurance Trust.
	(6)	Columbia.
	(7)	Morgan Stanley VIF.
	(8)	Wells Fargo.
(j)	(1)
Guarantee Agreement, between Hartford Fire Insurance Company and Hartford Life and Accident Insurance Company and its wholly owned subsidiary, Hartford Life Insurance Company, dated as of January 1, 1990.(1)

	(2)	Guarantee between Hartford Life Insurance Company and ITT Hartford International Life Reassurance Corporation, dated August 29, 1994 and effective as of May 1, 1993.(1)
	(3)	Guarantee Agreement, between Hartford Life Insurance Company and ITT Comprehensive Employee Benefit Service Company, its wholly owned subsidiary, dated as of April 1, 1997.(1)
	(4)	Guarantee Agreement, between Hartford Life Insurance Company and ITT Hartford Life and Annuity Insurance Company, dated as of May 23, 1997.(1)
	(5)	Capital Maintenance Agreement by and between Hartford Life Insurance Company and Hartford Life, Inc. dated March 12, 2001.(1)
(k)		Opinion and Consent of Christopher Grinnell, Associate General Counsel
(l)		Consent of Deloitte & Touche LLP
11		Not applicable.
12		Not applicable.
99		Copy of Power of Attorney.
(1)Incorporated by reference to Item 24(b)(1), Item 24(b)(3)(a-b)-Item 24(b)(4-5), and Item 24(b)(7-8), respectively, of Post-Effective Amendment No. 32, to the Registration Statement File No. 333-101954, dated April 29, 2021.
(2)Incorporated by reference to the Item 24(b)(6)(a-b), respectively, of Post-Effective Amendment No. 31, to the Registration Statement File No. 333-101954, dated June 28, 2018.
ITEM 28 DIRECTORS AND OFFICERS OF THE DEPOSITOR

NAME	POSITION
Christopher B. Abreu	Vice President and Chief Risk Officer
David Bell	Assistant Secretary and Chief Information Officer
Ellen T. Below	Vice President, Chief Communications Officer and Head of Implementation
Jeremy Billiel	Assistant Vice President and Treasurer
Matthew Bjorkman	Vice President and Chief Auditor
John B. Brady	Vice President and Chief Actuary, Appointed Actuary
Christopher S. Conner	Assistant Vice President, Chief Compliance Officer of Separate Accounts, AML Compliance Officer and Sanctions Compliance Officer
Christopher B. Cramer	Senior Vice President, Corporate Secretary and Chief Tax Officer
James Cubanski	Vice President
Christopher J. Dagnault	Vice President
Glenn Gazdik	Vice President and Actuary
Christopher M. Grinnell	Vice President and Associate General Counsel
Michael R. Hazel	Vice President and Controller
Donna R. Jarvis	Vice President and Actuary
Diane Krajewski	Vice President, Chief Human Resources Officer and Head of Operations
Peter Manley	Vice President and Head of Corporate Development and Strategy
Craig D. Morrow	Vice President and Actuary
Matthew J. Poznar	Senior Vice President and Chief Investment Officer, Director

Lisa M. Proch	Senior Vice President, General Counsel and Chief Compliance Officer, Director
Peter F. Sannizzaro	President and Chief Executive Officer, Director
Robert R. Siracusa	Vice President and Chief Financial Officer
Samir Srivastava	Vice President and Chief Information Officer, Director
Robert W. Stein	Director
Ronald K. Tanemura	Director
Xiaobo Zhou	Assistant Vice President and Head of Pricing

Unless otherwise indicated, the principal business address of each of the above individuals is 1 Griffin Road North, Windsor, CT 06095.
ITEM 29. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH THE DEPOSITOR OR REGISTRANT.
Filed herein as Exhibit 99.29..

ITEM 30. INDEMNIFICATION
Section 33-776 of the Connecticut General Statutes states that: "a corporation may provide indemnification of, or advance expenses to, a director, officer, employee or agent only as permitted by sections 33-770 to 33-779, inclusive."
Provision is made that the Corporation, to the fullest extent permissible by applicable law as then in effect, shall indemnify any individual who is a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative, arbitrative or investigative, and whether formal or informal (each, a "Proceeding") because such individual is or was (i) a Director, or (ii) an officer or employee of the Corporation (for purposes of the by laws, each an "Officer"), against obligations to pay judgments, settlements, penalties, fines or reasonable expenses (including counsel fees) incurred in a Proceeding if such Director or Officer: (l)(A) conducted him or herself in good faith; (B) reasonably believed (i) in the case of conduct in such person's official capacity, which shall include service at the request of the Corporation as a director, officer or fiduciary of a Covered Entity (as defined below), that his or her conduct was in the best interests of the Corporation; and (ii) in all other cases, that his or her conduct was at least not opposed to the best interests of the Corporation; and (C) in the case of any criminal proceeding, such person had no reasonable cause to believe his or her conduct was unlawful; or (2) engaged in conduct for which broader indemnification has been made permissible or obligatory under a provision of the Corporation's Certificate, in each case, as determined in accordance with the procedures set forth in the by laws. For purposes of the by laws, a "Covered Entity" shall mean another corporation, partnership, joint venture, trust or other enterprise (including, without limitation, any employee benefit plan) in respect of which such person is serving at the request of the Corporation as a director, officer or fiduciary.
Insofar as indemnification for liability arising under the Securities Act of 1933 (the "Act") may be permitted to directors, officers and controlling persons of the registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

ITEM 31. PRINCIPAL UNDERWRITERS

(a)	TDC acts as principal underwriter for the following investment companies:
Talcott Resolution Life Insurance Company - Separate Account One
Talcott Resolution Life Insurance Company - Separate Account Two
Talcott Resolution Life Insurance Company - Separate Account Ten
Talcott Resolution Life Insurance Company - Separate Account Three
Talcott Resolution Life Insurance Company - Separate Account Seven
Talcott Resolution Life and Annuity Insurance Company - Separate Account One
Talcott Resolution Life and Annuity Insurance Company - Separate Account Ten
Talcott Resolution Life and Annuity Insurance Company - Separate Account Three
Talcott Resolution Life and Annuity Insurance Company - Separate Account Six
Talcott Resolution Life and Annuity Insurance Company - Separate Account Seven
American Maturity Life Insurance Company Separate Account AMLVA

American Maturity Life Insurance Company - Separate Account One
ICMG Registered Variable Life Separate Account A
ICMG Registered Variable Life Separate Account One
Union Security Insurance Company - Variable Account C
Union Security Insurance Company - Variable Account D
Union Security Life Insurance Company - Separate Account A

(b) Directors and Officers of TDC

Name	Positions and Offices with Underwriter
Christopher S. Conner	Secretary, Chief Compliance Officer, Anti-Money Laundering Officer, Privacy Officer and Operations Principal
Christopher J. Dagnault	President and Chief Executive Officer, Director
Diane Krajewski	Director
James A. Maciolek	Chief Financial Officer, Treasurer and Financial & Operations Principal
Robert R. Siracusa	Director

Unless otherwise indicated, the principal business address of each of the above individuals is 1 Griffin Road North, Windsor, CT 06095.

(c) Compensation From Registrant

Name of Principal Underwriter	Net Underwriting Discounts	Compensation on Redemption	Brokerage Commission	Other Compensation
Talcott Resolution Distribution Company, Inc.	N/A	N/A	N/A	$6,285,998

ITEM 32. LOCATION OF ACCOUNTS AND RECORDS
All of the accounts, books, records or other documents required to be kept by Section 31(a) of the Investment Company Act of 1940 and rules thereunder are maintained by Talcott Resolution at 1 Griffin Road North, Windsor, CT 06095.

ITEM 33. MANAGEMENT SERVICES
All management contracts are discussed in Parts A and B of this Registration Statement.

ITEM 34. FEE REPRESENTATION
The Depositor represents that the fees and charges deducted under the Contracts, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by the Depositor.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all the requirements for effectiveness of this Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Registration Statement to be signed on its behalf, in the Town of Windsor, and State of Connecticut on April 21, 2022.

Talcott Resolution Life Insurance Company
Separate Account Seven (Registrant)

By:	Talcott Resolution Life Insurance Company
(Depositor)
By:	/s/ Peter F. Sannizzaro
Peter F. Sannizzaro
President, Chief Executive Officer, Director

Talcott Resolution Life Insurance Company
(Depositor)

By:	/s/ Peter F. Sannizzaro
Peter F. Sannizzaro
President, Chief Executive Officer, Director

Pursuant to the requirements of the Securities Act of 1933, this amended Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Peter F. Sannizzaro, President, Chief Executive Officer, Director		/s/ Peter F. Sannizzaro
Robert R. Siracusa, Vice President, Chief Financial Officer		Peter F. Sannizzaro
Robert W. Stein, Director*		/s/ Robert R. Siracusa
Lisa M. Proch, Director*		Robert R. Siracusa
Matthew J. Poznar, Director*	*By:	/s/ Christopher Grinnell
Samir Srivastava, Director*		Christopher Grinnell, Attorney-in-Fact
Ronald K. Tanemura, Director*	Date:	April 21, 2022

333-101954

		EXHIBIT INDEX
(g)	(6)	TR Re, Ltd. Reinsurance Agreement (October 1, 2021) (TL)
(h)	(9)	Cognizant Talcott MSA
(i)	(1)	AIM VIT.
	(2)	American Funds Insurance Series.
	(3)	Franklin Templeton Investments.
	(4)	Hartford.
	(5)	MFS Variable Insurance Trust.
	(6)	Columbia.
	(7)	Morgan Stanley VIF.
	(8)	Wells Fargo.
(k)		Opinion and Consent of Christopher Grinnell, Associate General Counsel
(l)		Consent of Deloitte & Touche LLP
(99)	(29)	Organizational Chart.
(99)	(99)	Copy of Power of Attorney.